UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund:	BlackRock Funds
BlackRock Advantage Emerging Markets Fund
BlackRock Global Equity Market Neutral Fund (Formerly BlackRock Global
Long/Short Equity Fund)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2023

Date of reporting period: 04/30/2023

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

APRIL 30, 2023

2023 Annual Report

BlackRock FundsSM

•	BlackRock Advantage Emerging Markets Fund
•	BlackRock Global Equity Market Neutral Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investors faced an uncertain economic landscape during the 12-month reporting period ended April 30, 2023, amid mixed indicators and rapidly changing market conditions. The U.S. economy returned to modest growth beginning in the third quarter of 2022, although the pace of growth slowed thereafter. Inflation was elevated, reaching a 40-year high as labor costs grew rapidly and unemployment rates reached the lowest levels in decades. However, inflation moderated as the period continued, while continued strength in consumer spending backstopped the economy.

Equity returns varied substantially, as large-capitalization U.S. stocks gained for the period amid a rebound in big tech stocks, whereas small-capitalization U.S. stocks declined. International equities from developed markets advanced strongly, while emerging market stocks declined, pressured by higher interest rates and volatile commodities prices.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bonds posted a positive return as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates eight times. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. In addition, the Fed added liquidity to markets amid the failure of prominent regional banks.

Restricted labor supply kept inflation elevated even as other inflation drivers, such as goods prices and energy costs, moderated. While economic growth was modest in the last year, we believe that stickiness in services inflation and continued wage growth will keep inflation above central bank targets for some time. Although the Fed has decelerated the pace of interest rate hikes and indicated a pause could be its next step, we believe that the Fed still seems determined to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near term is high, but the dimming economic outlook has not yet been fully reflected in current market prices. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions. Turmoil in the banking sector late in the period highlighted the potential for the rapid increase in interest rates to disrupt markets with little warning.

While we favor an overweight to equities in the long term, we prefer an underweight stance on equities overall in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with the possibility of a recession. Nevertheless, we are overweight on emerging market stocks as we believe a weakening U.S. dollar could provide a supportive backdrop. We also see selective, long-term opportunities in credit, where we believe that valuations are appealing, and higher yields offer attractive income. However, we are neutral on credit in the near term, as we’re concerned about tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most significant opportunities in short-term U.S. Treasuries, global inflation-linked bonds, and emerging market bonds denominated in local currency.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2023
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	8.63%	2.66%
U.S. small cap equities (Russell 2000® Index)	(3.45)	(3.65)
International equities (MSCI Europe, Australasia, Far East Index)	24.19	8.42
Emerging market equities (MSCI Emerging Markets Index)	16.36	(6.51)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.09	2.83
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	7.14	(1.68)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	6.91	(0.43)
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	7.65	2.87
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	6.21	1.21

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of April 30, 2023	BlackRock Advantage Emerging Markets Fund

Investment Objective

BlackRock Advantage Emerging Markets Fund’s (the “Fund”) investment objective is to seek long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended April 30, 2023, all of the Fund’s share classes outperformed its benchmark, the MSCI Emerging Markets Index.

What factors influenced performance?

Emerging market (“EM”) equities fell during the period, as investor skepticism about risk assets deepened. Initially, inflationary pressures benefited commodities markets, but as fears of a U.S. recession intensified, equities in commodity-driven markets came under pressure. Interest rate increases in the United States, coupled with more hawkish commentary from the Fed, continued to lead the retreat in the EM benchmark. There was a notable recovery toward the end of 2022 and the beginning of 2023, however, as sentiment in China improved due to a potential COVID reopening, while hopes for a soft landing in the United States seemed to have evaporated as inflation in services prices and wages proved to be stickier than initially expected, prompting the Fed to reiterate a hawkish stance. Late in the reporting period, EM equities took a pause from their broad-based rally in the first quarter of 2023 as investors shifted their attention to U.S.-China tensions, while a strong U.S. jobs report and reduced growth in the Consumer Price Index contributed to a preference for developed markets over EM. Asia drove losses as concerns about the property sector and ongoing COVID-19 lockdowns weighed on China, and Korea and Taiwan also struggled amid global recessionary fears and continued tech weakness. Commodity outperformance provided a tailwind for Latin America and for parts of Europe, the Middle East, and Africa, but parts of Eastern Europe continued to struggle as the Russian invasion of Ukraine continued and high inflation rates persisted. The real estate, utilities, materials, and information technology (“IT”) sectors led detractors within the benchmark, while consumer staples and energy fared better.

Sentiment measures drove positive performance, as they were able to correctly capture emerging market themes. Insights designed to track analyst, broker, and informed investor views contributed to performance and positioned the portfolio around the China reopening theme. This was most observable from the Fund’s overweight allocation to onshore Chinese equities in the consumer discretionary sector. Other consumer intent-related sentiment measures evaluating mobile app usage and downloads also helped correctly position the portfolio.

Elsewhere, defensive quality measures performed well amid broader market stability concerns stemming from developed market banking turmoil. Insights with a preference for lower volatility, as well as measures designed to evaluate company financing ability, did best amid a broader market focus on the financial health of businesses. Other nontraditional quality measures, such as insights tracking new “green” patents, also benefited performance. Measures evaluating green patents helped motivate successful positioning across utilities stocks.

Conversely, despite strong contributions from stock selection insights, broader macro positioning detracted from performance. In an effort to fund overweight positions to Taiwan IT stocks, the portfolio was underweight Korean IT stocks, which struggled as broader Asian tech stocks benefited from supportive Chinese policy. Also, despite getting positive contributions from broader position in onshore equities in China, China-specific consumer indication insights detracted, as did text-based measures tracking companies exposed to the country’s clean energy transition.

The Fund’s cash balance at period-end was 6.2%. The cash balance did not materially affect relative performance during the period.

Describe recent portfolio activity.

Over the course of the reporting period, the portfolio maintained a balanced allocation of risk across all major return drivers. There were, however, several new signals added within the stock selection model. The Fund built upon its alternative data capabilities with enhanced data sets that capture informed-investor positioning as well as news flow. Additionally, the Fund added to its complex of consumer intent insights with a measure that looks toward social media activity as a measure of potential revenue growth.

Describe portfolio positioning at period end.

Relative to the benchmark, the Fund ended the reporting period with largely neutral positioning from a sector and country positioning perspective. The Fund had slight overweight positions in the healthcare and communication services sectors, and maintained slight underweights in financials and industrials stocks. From a geographical perspective, the Fund had a slight overweight position to Indonesia and maintained a slight underweight position to Korea.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2023 (continued)	BlackRock Advantage Emerging Markets Fund

GROSS OF $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities issued by, or tied economically to, companies in emerging markets and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Emerging Markets Long/Short Equity Fund.

(c)	An index that captures large- and mid-cap representation across Emerging Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

Performance

	Average Annual Total Returns(a)(b)

	1 Year		5 Years		10 Years

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	(4.57)%	N/A	(2.06)%	N/A	(0.35)%	N/A
Investor A	(4.84)	(9.84)%	(2.34)	(3.39)%	(0.61)	(1.15)%
Investor C	(5.51)	(6.42)	(3.06)	(3.06)	(1.22)	(1.22)
Class K	(4.53)	N/A	(2.02)	N/A	(0.33)	N/A

MSCI Emerging Markets Index	(6.51)	N/A	(1.05)	N/A	1.80	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities issued by, or tied economically to, companies in emerging markets and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Emerging Markets Long/Short Equity Fund.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

		Actual			Hypothetical 5% Return

	Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 1,176.60	$ 4.59		$ 1,000.00	$ 1,020.58	$ 4.26		0.85%
Investor A	1,000.00	1,175.30	6.20		1,000.00	1,019.09	5.76		1.15
Investor C	1,000.00	1,171.60	10.23		1,000.00	1,015.37	9.49		1.90
Class K	1,000.00	1,177.00	4.37		1,000.00	1,020.78	4.06		0.81

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of April 30, 2023 (continued)	BlackRock Advantage Emerging Markets Fund

Portfolio Information

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets
China	31.4%
Taiwan	15.0
India	11.5
South Korea	8.7
Brazil	7.4
United States	6.2
Indonesia	4.5
Saudi Arabia	3.5
Thailand	2.8
South Africa	1.1
Other#	7.5
Other Assets Less Liabilities	0.4

#	Includes holdings within countries/geographic regions that are less than 1.0% of net assets. Please refer to the Schedule of Investments for such countries/geographic regions.

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Fund Summary as of April 30, 2023	BlackRock Global Equity Market Neutral Fund

Investment Objective

BlackRock Global Equity Market Neutral Fund’s (the “Fund”) investment objective is to seek total return over the long term.

On May 10, 2022, the Board of Trustees (the “Board”) of BlackRock FundsSM (the “Trust”) approved a change in the name of the Fund to BlackRock Global Equity Market Neutral Fund. While the Fund’s investment process and investment strategy were not changed in connection with the name change, certain updates were made to the Fund’s investment process and investment strategy disclosure in order to align the disclosure with the Fund’s new name. These changes were effective as of September 1, 2022.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended April 30, 2023, all of the Fund’s share classes outperformed its benchmark, the ICE BofA 3-Month U.S. Treasury Bill Index.

What factors influenced performance?

The reporting period was highlighted by market volatility as investors weighed the trajectory of monetary policy amid stubbornly high inflation and an evolving economic backdrop. While inflation in goods prices moderated, inflation in services prices remained well above expectations, leading to continued aggressive policy tightening. This resulted in a persistently inverted yield curve, which is often a precursor to a recession. Despite this backdrop, though, equity markets were roughly flat during the reporting period, masking the intra-period volatility. Global equities performed strongly in early 2023 despite cracks threatening the stability of the financial system, with the banking sector coming under pressure beginning in March 2023 and accelerating into April 2023 as the U.S. banking system experienced the second-largest bank failure in history. Yet despite the turmoil taking a toll on consumer confidence, as spending data showed signs of weakness, investors’ focus shifted to measures to support banks and depositors. This appears to have prevented a widespread crisis, and although measures of economic activity slowed, online job postings continued to point to labor market strength and sticky inflation. This was corroborated by the latest Employment Cost Index report, and taken together, these varying data points identified the challenges markets faced between keeping monetary policy tight versus pivoting to support growth.

The Fund proved remarkably resilient during the reporting period, delivering strong performance across stock selection. A key theme was a focus on dynamism during the period, with positioning shifting between stagflation and a defensive posture to a more optimistic soft-landing scenario and back again. Unsurprisingly, sentiment insights were the primary contributors to performance as they correctly captured the evolving market backdrop. Notably, text-based measures designed to capture forward-looking company fundamentals across analysts and company executives performed well. These measures helped identify emergent themes during the reporting period, such as companies likely to benefit from the quick reopening of the Chinese economy as well as the shift in investor attention to artificial intelligence-driven information technology (“IT”) infrastructure with the launch of ChatGPT. Collectively, long positions in luxury brands and large-cap IT companies performed well. Informed investor positioning was a final source of gains among sentiment insights, notably around hedge fund and credit analysts, with the latter performing well amid the sharp rise in interest rates.

Stock selection across company fundamentals was also additive during the reporting period. This was highlighted by strength across contrarian quality measures as investors began to focus on the stability of corporate financial results later in the period. In this context, evaluating dividend policy and levels of external financing were some of the top performers. Finally, valuation measures, such as book value to stock price, were additive, correctly capturing the preference for value styles early in the reporting period.

By contrast, despite the Fund’s overall outperformance, certain macro-related insights struggled against the oscillation between defensive and growth preferences during the period. Notably, the speed with which preferences shifted was often at odds with the Fund’s positioning. Initially, macro insights motivated an overly defensive posture that ran counter to the market recovery. Industry insights motivated positioning that ultimately went against with the market’s peak inflation narrative during the fourth quarter of 2022. However, as macro positioning caught up with the past peak inflation narrative that subsequently manifested itself, the Fund’s exposures proved wrong-footed in light of surprise inflation data and hawkish rhetoric in February 2023. The inflation data ultimately moved the Fund to a higher for longer posture in March 2023, which ran against the capitulation in bond yields as the banking crisis priced in a dovish policy pivot. Of note, though, the Fund’s macro positioning for an environment of stagflation — higher inflation with slowing economic growth — was additive at period-end.

The Fund was fully invested throughout the reporting period. The Fund’s cash exposure had no material impact on performance, as cash was principally held in conjunction with the Fund taking long and short positions via the use of derivatives, such as total return swap contracts.

Describe recent portfolio activity.

The Fund’s name changed from Global Long/Short Equity to Global Equity Market Neutral on September 1, 2022. There was no change to strategy implementation or portfolio management as a result.

Over the course of the reporting period, the portfolio maintained a balanced allocation of risk across all major return drivers. There were, however, several new signals added within the stock selection group of insights. The Fund built upon its alternative data capabilities with enhanced data sets that capture informed-investor positioning as well as news flow. Additionally, the Fund developed a new bank quality insight to better identify firms with less exposure to uninsured deposits and commercial real estate amid the emerging crisis in the banking industry in March 2023.

Describe portfolio positioning at period end.

The views of the Fund’s top-down macro models reflected the trilemma of financial stability, weakening growth, and stubborn inflation. Measures of regime similarity are pointing to historical periods associated with elevated recessionary risks as being most closely aligned with the current macroeconomic environment.

F U N D S U M M A R Y	7

Fund Summary as of April 30, 2023 (continued)	BlackRock Global Equity Market Neutral Fund

The Fund’s resultant defensive stance at period end was most notable along the style dimension, with a long position in size favoring large-cap stocks being offset by a short stance on leverage and high-risk companies. Industry positioning within the Fund also continued to reflect a preference toward investments that perform well in inflationary environments as well as defensive stocks, with the portfolio retaining long positions in commodity producers and healthcare companies over financials and real estate stocks.

Of note, the Fund maintained a net neutral posture for the majority of the reporting period, resulting in no contribution to performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

GROWTH OF $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(b)

Under normal circumstances, the Fund invests at least 80% of its total assets in equity instruments and related derivative instruments issued by, or tied economically to, companies located in developed markets.

(c)

An unmanaged index that measures returns of 3-month Treasury Bills. On 3/1/2021 the Fund began to track the 4pm pricing variant of the ICE BofA 3-Month U.S. Treasury Bill Index (the “Index”). Historical index data prior to 3/1/2021 is for the 3pm pricing variant of the Index. Index data on and after 3/1/2021 is for the 4pm pricing variant of the Index.

Performance

	Average Annual Total Returns(a)

	1 Year		5 Years		10 Years

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	6.09%	N/A	2.24%	N/A	2.47%	N/A
Investor A	5.84	0.29%	1.98	0.88%	2.20	1.65%
Investor C	5.08	4.08	1.23	1.23	1.59	1.59
Class K	6.16	N/A	2.29	N/A	2.51	N/A

ICE BofA 3-Month U.S. Treasury Bill Index	2.83	N/A	1.45	N/A	0.90	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

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Fund Summary as of April 30, 2023 (continued)	BlackRock Global Equity Market Neutral Fund

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 1,066.50	$ 6.87		$ 1,000.00	$ 1,018.15	$ 6.71		1.34%
Investor A	1,000.00	1,065.00	8.14		1,000.00	1,016.91	7.95		1.59
Investor C	1,000.00	1,061.70	11.96		1,000.00	1,013.19	11.68		2.34
Class K	1,000.00	1,067.20	6.61		1,000.00	1,018.40	6.46		1.29

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

GEOGRAPHIC ALLOCATION
	Percent of Total Investments(a)

Country/Geographic Region	Long	Short	Total

United States	24.8%	22.4%	47.2%

Japan	10.1	10.3	20.4

United Kingdom	2.8	2.5	5.3

Canada	1.9	2.6	4.5

Australia	1.7	1.6	3.3

Germany	1.3	1.3	2.6

France	1.2	1.1	2.3

Switzerland	0.8	1.1	1.9

Sweden	1.0	0.9	1.9

Other#	5.2	5.4	10.6

	50.8%	49.2%	100.0%

(a)	Total investments include the gross values of long and short equity securities of the underlying derivative contracts utilized by the Fund and exclude short-term securities.
#	Includes holdings within countries/geographic regions that are less than 1.0% of net assets. Please refer to the Schedule of Investments for such countries/geographic regions.

F U N D S U M M A R Y	9

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance of BlackRock Global Equity Market Neutral Fund shown prior to the Class K Shares inception date of March 28, 2016 is that of Institutional Shares. Class K Shares performance of BlackRock Advantage Emerging Markets Fund shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Funds must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

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Schedule of Investments April 30, 2023	BlackRock Advantage Emerging Markets Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 0.9%
BHP Group Ltd.	26,935	$790,325

Brazil — 6.4%
Ambev SA	267,024	758,062
Ambev SA, ADR	76,049	212,937
BB Seguridade Participacoes SA	21,418	147,330
Cia de Saneamento de Minas Gerais-COPASA	126,498	432,160
Cia Paranaense de Energia, Preference Shares	351,134	564,596
Cogna Educacao(a)	2,055,737	840,792
CPFL Energia SA	30,305	201,353
Fleury SA	195,514	569,161
Porto Seguro SA	5,294	26,673
Qualicorp Consultoria e Corretora de Seguros SA	51,497	40,988
Telefonica Brasil SA	7,450	61,419
Ultrapar Participacoes SA	8,942	25,888
Vale SA	92,009	1,335,549
Vale SA, ADR	11,283	162,588

		5,379,496

China — 31.4%
3SBio, Inc.(b)	295,500	296,080
Alibaba Group Holding Ltd.(a)	258,720	2,735,608
BAIC Motor Corp. Ltd., Class H(b)	626,500	176,322
Baidu, Inc., Class A(a)	67,492	1,015,883
BYD Co. Ltd., Class A	22,500	833,884
BYD Electronic International Co. Ltd.	72,500	219,873
China Construction Bank Corp., Class H	1,617,000	1,081,007
China Life Insurance Co. Ltd., Class H	101,000	194,037
China Merchants Bank Co. Ltd., Class A	49,400	240,466
China Merchants Bank Co. Ltd., Class H	180,500	871,296
China Pacific Insurance Group Co. Ltd., Class H	146,000	436,107
China Yongda Automobiles Services Holdings Ltd.	325,500	218,902
CMOC Group Ltd., Class H	102,000	62,528
Contemporary Amperex Technology Co. Ltd., Class A	16,560	554,228
CSPC Pharmaceutical Group Ltd.	388,000	395,099
Geely Automobile Holdings Ltd.	46,000	57,106
Industrial & Commercial Bank of China Ltd., Class H	1,146,000	616,553
JA Solar Technology Co. Ltd., Class A	81,340	474,651
JD.com, Inc., Class A	47,260	843,489
Keymed Biosciences, Inc.(a)(b)	22,500	179,762
Kuaishou Technology(a)(b)	79,100	523,653
Kunlun Energy Co. Ltd.	242,000	224,336
Kweichow Moutai Co. Ltd., Class A	3,700	942,027
Lenovo Group Ltd.	280,000	286,461
LONGi Green Energy Technology Co. Ltd., Class A	73,600	371,843
Luye Pharma Group Ltd.(a)(b)	110,500	54,347
Meituan, Class B(a)(b)	62,780	1,072,938
MMG Ltd.(a)	536,000	196,125
NetEase, Inc.	68,870	1,226,051
People’s Insurance Co. Group of China Ltd., Class H	464,000	182,491
PetroChina Co. Ltd., Class H	1,131,700	786,118
PICC Property & Casualty Co. Ltd., Class H	40,000	48,378
Ping An Insurance Group Co. of China Ltd., Class H	188,500	1,375,206
RiseSun Real Estate Development Co. Ltd., Class A(a)	1	—
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	247,600	503,364
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	24,000	862,420
Shenzhen Inovance Technology Co. Ltd., Class A	8,400	74,940
Suzhou Maxwell Technologies Co. Ltd., Class A	9,067	360,225
Tencent Holdings Ltd.	94,400	4,192,881
Trip.com Group Ltd.(a)	13,200	469,325
Tsingtao Brewery Co. Ltd., Class H	6,000	63,977

Security	Shares	Value

China (continued)
Uni-President China Holdings Ltd.	80,000	$79,877
Xiabuxiabu Catering Management China Holdings Co. Ltd.(b)	35,500	27,043
Yangtze Optical Fibre & Cable Joint Stock Ltd. Co., Class H(b)	18,000	35,228
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A	48,900	484,464
Zijin Mining Group Co. Ltd., Class H	212,000	358,928
ZTE Corp., Class H	84,400	271,834

		26,577,361

Greece — 0.9%
Hellenic Telecommunications Organization SA	38,284	559,394
OPAP SA	11,276	192,286

		751,680

Hong Kong — 0.6%
China Resources Beer Holdings Co. Ltd.	16,000	123,596
Shougang Fushan Resources Group Ltd.	604,000	205,298
Sun Art Retail Group Ltd.	381,000	165,613

		494,507

India — 11.5%
ACC Ltd.	783	16,923
Adani Enterprises Ltd.	2,038	48,182
Adani Green Energy Ltd.(a)	3,883	45,329
Adani Ports & Special Economic Zone Ltd.	6,293	52,608
Adani Total Gas Ltd.	3,370	39,050
Adani Transmission Ltd.(a)	3,418	43,111
Ambuja Cements Ltd.(a)	7,098	34,516
APL Apollo Tubes Ltd.	35,676	522,681
Cummins India Ltd.	41,341	798,352
Dalmia Bharat Ltd.	3,502	85,689
HDFC Asset Management Co. Ltd.(b)	2,832	61,216
HDFC Bank Ltd.	19,622	405,689
HDFC Bank Ltd., ADR(c)	5,579	389,414
Hindustan Zinc Ltd.	50,981	196,419
Housing Development Finance Corp. Ltd.	20,831	709,751
ICICI Bank Ltd.	98,984	1,116,647
ICICI Bank Ltd., ADR	7,385	168,009
Infosys Ltd.	56,516	871,994
ITC Ltd.	66,921	348,977
Kotak Mahindra Bank Ltd.	36,838	876,746
L&T Technology Services Ltd.(b)	5,430	252,225
Nestle India Ltd.	825	219,779
Polycab India Ltd.	899	35,338
Reliance Industries Ltd.	17,121	508,445
Tata Consultancy Services Ltd.	31,596	1,249,201
Zydus Lifesciences Ltd.	93,418	594,901

		9,691,192

Indonesia — 4.5%
AKR Corporindo Tbk PT	3,499,700	387,332
Bank Central Asia Tbk PT	1,955,600	1,210,225
Bank Mandiri Persero Tbk PT	1,884,400	666,135
Bank Rakyat Indonesia Persero Tbk PT	3,100,100	1,080,320
Perusahaan Gas Negara Tbk PT	4,858,200	475,246

		3,819,258

Kuwait — 0.5%
Kuwait Finance House KSCP	139,614	341,159
National Bank of Kuwait SAKP	35,509	116,577

		457,736

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) April 30, 2023	BlackRock Advantage Emerging Markets Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Malaysia — 0.7%
CIMB Group Holdings Bhd	96,100	$109,181
IHH Healthcare Bhd	199,500	256,730
Petronas Dagangan Bhd	13,900	70,552
Public Bank Bhd	203,000	177,269

		613,732

Mexico — 0.2%
Grupo Mexico SAB de CV, Series B	32,703	160,809

Peru — 0.8%
Southern Copper Corp.	8,910	684,555

Philippines — 0.2%
SM Investments Corp.	9,420	152,646

Qatar — 0.9%
Industries Qatar QSC	42,690	150,179
Ooredoo QPSC	107,444	291,909
Qatar National Bank QPSC	67,618	285,851

		727,939

Russia(d) — 0.0%
Alrosa PJSC(a)	1,407,496	176
LUKOIL PJSC	23,527	3
Novatek PJSC	29,650	4

		183

Saudi Arabia — 3.5%
Al Rajhi Bank	46,025	949,953
Saudi Arabian Mining Co.(a)	16,109	301,348
Saudi Arabian Oil Co.(b)	69,257	667,572
Saudi Basic Industries Corp.	39,652	981,096
Saudi National Bank	7,746	101,664

		3,001,633

South Africa — 1.1%
FirstRand Ltd.	156,922	553,036
Truworths International Ltd.	136,589	406,052

		959,088

South Korea — 8.7%
Celltrion, Inc.	2,829	340,865
CJ Logistics Corp.	4,021	232,249
Green Cross Corp.	2,587	239,707
GS Retail Co. Ltd.	3,972	79,120
Hite Jinro Co. Ltd.	16,264	271,165
Hugel, Inc.(a)	4,086	347,771
Hyundai Mobis Co. Ltd.	3,263	531,413
KCC Corp.	2,284	380,717
Kia Corp.	15,476	980,146
KT Corp.	9,608	215,630
KT Corp., ADR	20,478	231,401
Samsung Electronics Co. Ltd.	55,160	2,714,097
SK Telecom Co. Ltd.	16,540	589,378
SK Telecom Co. Ltd., ADR	9,854	194,715

		7,348,374

Taiwan — 15.0%
Accton Technology Corp.	45,000	439,600
Arcadyan Technology Corp.	127,000	416,982
Chroma ATE, Inc.	87,000	540,070
Chunghwa Telecom Co. Ltd.	46,000	190,340

Security	Shares	Value

Taiwan (continued)
Chunghwa Telecom Co. Ltd., ADR	7,555	$311,417
Delta Electronics, Inc.	30,000	293,879
Elan Microelectronics Corp.	14,000	43,122
Hon Hai Precision Industry Co. Ltd.	326,000	1,110,861
Makalot Industrial Co. Ltd.	108,000	784,377
MediaTek, Inc.	36,000	782,778
Mega Financial Holding Co. Ltd.	99,000	109,834
PCL Technologies, Inc.	41,000	143,250
Poya International Co. Ltd.	41,000	767,399
President Chain Store Corp.	14,000	123,339
Primax Electronics Ltd.	221,000	432,497
Sercomm Corp.	44,000	117,982
Simplo Technology Co. Ltd.	37,000	371,427
Sino-American Silicon Products, Inc.	66,000	318,095
Taiwan Cooperative Financial Holding Co. Ltd.	224,000	195,254
Taiwan Semiconductor Manufacturing Co. Ltd.	268,000	4,388,659
Teco Electric and Machinery Co. Ltd.	18,000	25,913
Wistron Corp.	70,000	105,879
Wistron NeWeb Corp.	235,000	708,840

		12,721,794

Thailand — 2.8%
Bangchak Corp. PCL, NVDR	434,900	386,862
Bangkok Dusit Medical Services PCL, NVDR	1,050,000	902,024
Bumrungrad Hospital PCL, NVDR	6,000	41,819
Mega Lifesciences PCL, NVDR	17,100	20,576
PTT Exploration & Production PCL, NVDR	198,200	862,378
Tisco Financial Group PCL, NVDR	44,000	116,421

		2,330,080

Turkey — 0.6%
Anadolu Efes Biracilik Ve Malt Sanayii A/S	33,204	107,535
Migros Ticaret A/S	41,668	373,854

		481,389

United Arab Emirates — 0.3%
Emirates NBD Bank PJSC	59,474	228,754
First Abu Dhabi Bank PJSC	12,993	50,241

		278,995

United Kingdom — 0.9%
Anglo American PLC	25,753	791,441

United States — 0.7%
Genpact Ltd.	13,790	614,345

Total Common Stocks — 93.1% (Cost: $78,539,036)		78,828,558

12	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Advantage Emerging Markets Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Preferred Securities

Preferred Stocks — 1.1%

Brazil — 1.1%
Cia Energetica de Minas Gerais, Preference Shares	83,538	$206,844
Usinas Siderurgicas de Minas Gerais SA Usiminas, Preference A Shares	474,169	684,473

		891,317

Total Preferred Securities — 1.1% (Cost: $817,944)		891,317

Total Long-Term Investments — 94.2% (Cost: $79,356,980)		79,719,875

Short-Term Securities

Money Market Funds — 5.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.72%(e)(f)	4,592,936	4,592,936
SL Liquidity Series, LLC, Money Market Series, 5.02%(e)(f)(g)	8,989	8,990

Total Short-Term Securities — 5.4% (Cost: $4,601,920)		4,601,926

Total Investments — 99.6% (Cost: $83,958,900)		84,321,801

Other Assets Less Liabilities — 0.4%		314,239

Net Assets — 100.0%		$84,636,040

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/22	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/23	Shares Held at 04/30/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$7,133,591	$—	$(2,540,655	)(a)	$—	$—	$4,592,936	4,592,936	$131,469		$—

SL Liquidity Series, LLC, Money Market Series	254,881	—	(245,978	)(a)	81	6	8,990	8,989	5,000	(b)	—

					$81	$6	$4,601,926		$136,469		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index	91	06/16/23	$4,478	$85,782

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) April 30, 2023	BlackRock Advantage Emerging Markets Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$85,782	$—	$—	$—	$85,782

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(1,796,119)	$—	$—	$—	$(1,796,119)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$468,819	$—	$—	$—	$468,819

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$4,934,900

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Australia	$—	$790,325	$—	$790,325
Brazil	5,379,496	—	—	5,379,496
China	—	26,577,361	—	26,577,361
Greece	—	751,680	—	751,680
Hong Kong	—	494,507	—	494,507
India	557,423	9,133,769	—	9,691,192
Indonesia	—	3,819,258	—	3,819,258
Kuwait	—	457,736	—	457,736
Malaysia	70,552	543,180	—	613,732
Mexico	160,809	—	—	160,809
Peru	684,555	—	—	684,555
Philippines	—	152,646	—	152,646
Qatar	—	727,939	—	727,939
Russia	—	—	183	183
Saudi Arabia	—	3,001,633	—	3,001,633
South Africa	406,052	553,036	—	959,088
South Korea	426,116	6,922,258	—	7,348,374
Taiwan	311,417	12,410,377	—	12,721,794

14	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Advantage Emerging Markets Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
Thailand	$—	$2,330,080	$—	$2,330,080
Turkey	—	481,389	—	481,389
United Arab Emirates	—	278,995	—	278,995
United Kingdom	—	791,441	—	791,441
United States	614,345	—	—	614,345
Preferred Securities
Preferred Stocks	891,317	—	—	891,317

Short-Term Securities
Money Market Funds	4,592,936	—	—	4,592,936

	$14,095,018	$70,217,610	$183	84,312,811

Investments Valued at NAV(a)				8,990

				$84,321,801

Derivative Financial Instruments(b)
Assets
Equity Contracts	$85,782	$—	$—	$85,782

(a)	Certain investments of the Fund were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments April 30, 2023	BlackRock Global Equity Market Neutral Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

United States — 0.0%
Palantir Technologies, Inc., Class A(a)	4	$31

Total Common Stocks — 0.0% (Cost: $25)		31

Preferred Securities

Preferred Stocks — 0.5%(b)

United States — 0.5%
AliphCom, Inc.
Series 6, (Acquired 12/15/15, Cost: $—)(c)	8,264	—
Series 8	823,530	8
Illumio, Inc., Series C, (Acquired 03/10/15, Cost: $1,500,001)(c)	466,730	3,467,804

		3,467,812

Total Preferred Securities — 0.5% (Cost: $3,250,010)		3,467,812

	Par (000)

U.S. Treasury Obligations
U.S. Treasury Floating Rate Notes(d)
(3-mo. Treasury money market yield + 0.14%), 5.27%, 10/31/24	$34,540	34,579,489
(3-mo. Treasury money market yield + 0.20%), 5.33%, 01/31/25	20,175	20,214,233

Total U.S. Treasury Obligations — 7.6% (Cost: $54,695,692)		54,793,722

Total Long-Term Investments — 8.1% (Cost: $57,945,727)		58,261,565

	Shares

Short-Term Securities

Money Market Funds — 0.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.72%(e)(f)	1,420,426	1,420,426

	Par (000)

U.S. Treasury Obligations — 85.8%
U.S. Treasury Bills(g)
4.67%, 05/02/23	$35,000	34,995,960
4.68%, 05/02/23 - 05/11/23	64,000	63,990,525
4.71%, 05/04/23 - 06/20/23	89,000	88,747,211
4.64%, 05/09/23	12,000	11,989,013

Security	Par (000)	Value

U.S. Treasury Obligations (continued)
U.S. Treasury Bills(g) (continued)
4.75%, 05/09/23 - 05/23/23	$23,000	$22,965,918
4.26%, 05/11/23 - 05/18/23	13,500	13,473,624
4.69%, 05/11/23	2,000	1,997,681
4.74%, 05/11/23	1,500	1,498,260
4.76%, 05/11/23	25,000	24,971,007
4.27%, 05/16/23	55,000	54,903,349
4.45%, 05/16/23	2,750	2,745,167
4.54%, 05/16/23	33,970	33,910,305
2.16%, 05/18/23	2,080	2,075,730
4.48%, 05/18/23	1,000	997,947
4.44%, 05/23/23	4,285	4,274,101
4.59%, 05/23/23	2,000	1,994,913
4.29%, 05/25/23(h)	1,000	997,169
4.70%, 05/30/23(h)	100,000	99,668,715
4.80%, 06/01/23	2,000	1,992,633
4.85%, 06/01/23	10,000	9,963,166
4.96%, 07/06/23	8,595	8,517,394
4.98%, 07/06/23	8,905	8,824,595
4.89%, 08/08/23	13,900	13,709,401
4.90%, 08/08/23	26,965	26,595,251
5.14%, 08/29/23	27,850	27,389,011
4.57%, 11/30/23	1,335	1,300,193
U.S. Treasury Floating Rate Notes(d)
(3-mo. Treasury money market yield + -0.02%), 5.12%, 01/31/24	20,365	20,368,314
(3-mo. Treasury money market yield + -0.08%), 5.06%, 04/30/24	4,885	4,881,351
U.S. Treasury Notes
0.13%, 05/15/23 - 05/31/23	19,025	18,990,785
1.75%, 05/15/23	5,485	5,478,927

		614,207,616

Total Short-Term Securities — 86.0% (Cost: $615,475,836)		615,628,042

Total Investments — 94.1% (Cost: $673,421,563)		673,889,607

Other Assets Less Liabilities — 5.9%		42,278,989

Net Assets — 100.0%		$716,168,596

(a)	Non-income producing security.

(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(c)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $3,467,804, representing 0.5% of its net assets as of period end, and an original cost of $1,500,001.

(d)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(e)	Affiliate of the Fund.

(f)	Annualized 7-day yield as of period end.

(g)	Rates are discount rates or a range of discount rates as of period end.

(h)	When-issued security.

16	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/22	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/23	Shares Held at 04/30/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$36,355,831	$—	$(34,935,405	)(a)	$—	$—	$1,420,426	1,420,426	$440,621	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	35	06/16/23	$7,330	$247

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage

Equity Securities Long/Short	Monthly	Bank of America N.A.(b)	02/15/28	$158,409	$(985,179	)(c)	$(670,259)	76.9%
	Monthly	Bank of America N.A.(d)	02/15/28	(187,542)	(596,336	)(e)	(735,397)	47.9
	Monthly	BNP Paribas SA(f)	03/21/25 – 04/14/25	(2,443,073)	2,183,099	(g)	(105,984)	99.3
	Monthly	BNP Paribas SA(h)	03/17/25 – 04/17/25	175,164	(34,626	)(i)	141,392	1.4
	Monthly	Goldman Sachs Bank USA(j)	06/12/23 – 08/19/26	437,216	(1,432,026	)(k)	(1,159,224)	94.1
	Monthly	Goldman Sachs Bank USA(l)	07/03/23 – 08/19/26	(1,840,532)	1,724,502	(m)	50,570	111.2
	Monthly	UBS AG(n)	04/03/28 – 04/24/28	(491,732)	(43,734	)(o)	(459,101)	65.5
	Monthly	UBS AG(p)	04/03/28 – 04/24/28	171,971	717	(q)	174,402	1.0

					$816,417		$(2,763,601)

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $(156,511) of net dividends and financing fees.
(e)	Amount includes $(48,481) of net dividends and financing fees.
(g)	Amount includes $(153,990) of net dividends and financing fees.
(i)	Amount includes $(854) of net dividends and financing fees.
(k)	Amount includes $164,414 of net dividends and financing fees.
(m)	Amount includes $(166,600) of net dividends and financing fees.
(o)	Amount includes $(76,365) of net dividends and financing fees.
(q)	Amount includes $(1,714) of net dividends and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

OTC Total Return Swaps (continued)
Range: Benchmarks:

(b)

0 basis points

AUD - 1D Overnight Reserve Bank of Australia Rate (AONIA)

Bank of Canada Overnight Rate Target (CABROVER)

CHF - Swiss Average Rate O/N (SSARON)

DKK - 1W Copenhagen Interbank Swap Rate (CIBOR)

EUR - 1D Euro Short Term Rate (ESTR)

GBP - 1D Sterling Overnight Index Average (SONIA)

HKD - Overnight Index Average (HONIA)

ILS - 1M Tel Aviv Interbank Offer Rate (TELBOR) JPY - Provisional 1D Overnight Tokyo Average Rate (TONA)

NOK - 1W Norway Interbank Offer Rate (NIBOR)

NZD - 1M New Zealand Bank Bill Rate (BBR)

SEK - 1W Stockholm Interbank Offer Rate (STIBOR)

SGD - Overnight Rate Average (SORA)

USD - 1D Overnight Bank Funding Rate (OBFR01)

(d)

0 basis points

AUD - 1D Overnight Reserve Bank of Australia Rate (AONIA)

Bank of Canada Overnight Rate Target (CABROVER)

CHF - Swiss Average Rate O/N (SSARON)

DKK - 1W Copenhagen Interbank Swap Rate (CIBOR)

EUR - 1D Euro Short Term Rate (ESTR)

GBP - 1D Sterling Overnight Index Average (SONIA)

HKD - Overnight Index Average (HONIA)

ILS - 1M Tel Aviv Interbank Offer Rate (TELBOR)

JPY - Provisional 1D Overnight Tokyo Average Rate (TONA)

NOK - 1W Norway Interbank Offer Rate (NIBOR)

NZD - 1M New Zealand Bank Bill Rate (BBR)

SEK - 1W Stockholm Interbank Offer Rate (STIBOR)

SGD - Overnight Rate Average (SORA)

USD - 1D Overnight Bank Funding Rate (OBFR01)

(f)

0-500 basis points

AUD - 1D Overnight Reserve Bank of Australia Rate (AONIA)

Bank of Canada Overnight Rate Target (CABROVER)

CHF - Swiss Average Rate O/N (SSARON)

DKK - Annualized Overnight Deposit MID Rate

EUR - 1D Euro Short Term Rate (ESTR)

GBP - 1D Sterling Overnight Index Average (SONIA)

HKD - Overnight Index Average (HONIA)

ILS - 1M Tel Aviv Interbank Offer Rate (TELBOR)

JPY - 1D Overnight Tokyo Average Rate (TONA)

NOK - Norwegian Overnight Weighted Average (NOWA)

NZD - 1D New Zealand Official Overnight Deposit Rate (NZOCO)

SEK - 1W Stockholm Interbank Offer Rate (STIBOR)

SGD - Overnight Rate Average (SORA)

USD - 1D Overnight Bank Funding Rate (OBFR01)

	(h)	(j)	(l)
	15-570 basis points	0-1414 basis points	10-167 basis points

AUD - 1D Overnight Reserve Bank of Australia Rate (AONIA)

Bank of Canada Overnight Rate Target (CABROVER)

CHF - Swiss Average Rate O/N (SSARON)

DKK - Danish Tom/Next Reference Rate (DETNT/N)

EUR - 1D Euro Short Term Rate (ESTR)

GBP - 1D Sterling Overnight Index Average (SONIA)

JPY - Provisional 1D Overnight Tokyo Average Rate (TONA)

NOK - Norwegian Overnight Weighted Average (NOWA)

SEK - 1D Overnight Stockholm Interbank Offer Rate (STIBOR)

SGD - Overnight Rate Average (SORA)

USD - 1D Overnight Fed Funds Effective Rate (FEDL01)

AUD - 1D Overnight Reserve Bank of Australia Rate (AONIA)

CAD - 1D Overnight Bank of Canada Repo Rate (CORRA)

CHF - Swiss Average Rate O/N (SSARON)

DKK - Danish Tom/Next Reference Rate (DETNT/N)

EUR - 1D Euro Short Term Rate (ESTR)

GBP - 1D Sterling Overnight Index Average (SONIA)

HKD - Overnight Index Average (HONIA)

ILS - 1D Overnight Tel Aviv Interbank Offer Rate (TELBOR)

JPY - Provisional 1D Overnight Tokyo Average Rate (TONA)

NOK - Norwegian Overnight Weighted Average (NOWA)

NZD - 1D New Zealand Official Overnight Deposit Rate (NZOCO)

SEK - 1D Overnight Stockholm Interbank Offer Rate (STIBOR)

SGD - Overnight Rate Average (SORA)

USD - 1D Overnight Fed Funds Effective Rate (FEDL01)

AUD - 1D Overnight Reserve Bank of Australia Rate (AONIA)

CAD - 1D Overnight Bank of Canada Repo Rate (CORRA)

CHF - Swiss Average Rate O/N (SSARON)

DKK - Danish Tom/Next Reference Rate (DETNT/N)

EUR - 1D Euro Short Term Rate (ESTR)

GBP - 1D Sterling Overnight Index Average (SONIA)

HKD - Overnight Index Average (HONIA)

ILS - 1D Overnight Tel Aviv Interbank Offer Rate (TELBOR)

JPY - Provisional 1D Overnight Tokyo Average Rate (TONA)

NOK - Norwegian Overnight Weighted Average (NOWA)

NZD - 1D New Zealand Official Overnight Deposit Rate (NZOCO)

SEK - 1D Overnight Stockholm Interbank Offer Rate (STIBOR)

SGD - Overnight Rate Average (SORA)

USD - 1D Overnight Bank Funding Rate (OBFR01)

18	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

OTC Total Return Swaps (continued)

(n)	(p)
0 basis points	0 basis points

AUD - 1D Overnight Reserve Bank of Australia Rate (AONIA)

CAD - 1D Overnight Bank of Canada Repo Rate (CORRA)

DKK - 1W Copenhagen Interbank Swap Rate (CIBOR)

EUR - 1D Euro Short Term Rate (ESTR)

GBP - 1D Sterling Overnight Index Average (SONIA)

HKD - Overnight Index Average (HONIA)

ILS - 1D Overnight Tel Aviv Interbank Offer Rate (TELBOR)

JPY - Provisional 1D Overnight Tokyo Average Rate (TONA)

NOK - Norwegian Overnight Weighted Average (NOWA)

NZD - 1M New Zealand Bank Bill Rate (BBR)

SEK - TN Stockholm Interbank Offer Rate (STIBOR)

SGD - Overnight Rate Average (SORA)

USD - 1D Overnight Bank Funding Rate (OBFR01)

AUD - 1D Overnight Reserve Bank of Australia Rate (AONIA)

CAD - 1D Overnight Bank of Canada Repo Rate (CORRA)

DKK - 1W Copenhagen Interbank Swap Rate (CIBOR)

EUR - 1D Euro Short Term Rate (ESTR)

GBP - 1D Sterling Overnight Index Average (SONIA)

JPY - Provisional 1D Overnight Tokyo Average Rate (TONA)

NOK - Norwegian Overnight Weighted Average (NOWA)

SEK - TN Stockholm Interbank Offer Rate (STIBOR)

USD - 1D Overnight Fed Funds Effective Rate (FEDL01)

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Bank of America N.A. as of period end, termination date 02/15/28:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Australia
Abacus Property Group	13,324	$23,608	(3.5)%
Accent Group Ltd.	109,069	184,702	(27.6)
Arena REIT	29,580	73,584	(11.0)
Australian Ethical Investment Ltd.	56,549	122,130	(18.2)
Charter Hall Long Wale REIT	21,546	62,413	(9.3)
Charter Hall Retail REIT	407,925	1,050,751	(156.8)
Charter Hall Social Infrastructure REIT	89,779	180,726	(27.0)
Clinuvel Pharmaceuticals Ltd.	12,014	161,780	(24.1)
Codan Ltd.	2,235	10,864	(1.6)
Credit Corp. Group Ltd.	22,689	273,389	(40.8)
Eagers Automotive Ltd.	28,547	269,765	(40.2)
Elders Ltd.	17,528	94,437	(14.1)
GrainCorp Ltd.	24,217	109,797	(16.4)
Growthpoint Properties Australia Ltd.	120,216	260,760	(38.9)
Imdex Ltd.	122,844	169,870	(25.3)
Johns Lyng Group Ltd.	12,510	56,440	(8.4)
Jumbo Interactive Ltd.	24,304	211,558	(31.6)
Karoon Energy Ltd.	20,979	30,010	(4.5)
Lifestyle Communities Ltd.	6,959	78,843	(11.8)
Lovisa Holdings Ltd.	12,498	221,880	(33.1)
McMillan Shakespeare Ltd.	2,503	25,586	(3.8)
Nanosonics Ltd.	117,537	448,067	(66.9)
National Storage REIT	252,349	420,592	(62.8)
Netwealth Group Ltd.	19,615	178,359	(26.6)
Nick Scali Ltd.	31,779	205,823	(30.7)
Objective Corp. Ltd.	8,957	76,729	(11.4)
oOh!media Ltd.	272,912	299,219	(44.6)

Security	Shares	Value	% of Basket Value

Australia (continued)
Perenti Ltd.	530,538	$406,846	(60.7)%
Perseus Mining Ltd.	247,408	365,897	(54.6)
Pinnacle Investment Management Group Ltd.	11,170	61,554	(9.2)
PolyNovo Ltd.	26,714	29,042	(4.3)
Premier Investments Ltd.	16,071	279,882	(41.8)
PWR Holdings Ltd.	16,694	111,588	(16.6)
Ramelius Resources Ltd.	208,733	182,288	(27.2)
Regis Resources Ltd., Registered Shares	219,175	310,328	(46.3)
Silver Lake Resources Ltd.	253,750	214,059	(31.9)
SmartGroup Corp. Ltd.	1,915	8,577	(1.3)
SolGold PLC	180,556	42,656	(6.4)
Technology One Ltd.	80,172	808,833	(120.7)
Ventia Services Group Pty Ltd.	138,544	241,459	(36.0)
Viva Energy Group Ltd.	128,145	265,054	(39.5)
Waypoint REIT Ltd.	219,248	381,041	(56.8)
West African Resources Ltd.	58,525	37,891	(5.7)

		9,048,677

Austria
Immofinanz AG	11,262	183,213	(27.3)
Palfinger AG	2,064	67,566	(10.1)
Porr AG	976	14,841	(2.2)
Schoeller-Bleckmann Oilfield Equipment AG	1,335	83,479	(12.5)
UNIQA Insurance Group AG	10,888	97,265	(14.5)
Vienna Insurance Group AG Wiener Versicherung Gruppe	16,036	469,770	(70.1)

		916,134

Belgium
Barco NV	22,052	641,170	(95.7)
Econocom Group SA/NV	5,297	18,102	(2.7)
Etablissements Franz Colruyt NV	7,917	218,950	(32.7)
Euronav NV	25,507	434,967	(64.9)
Exmar NV	11,809	153,910	(23.0)
Fagron	26,228	485,372	(72.4)

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

Belgium (continued)
Ion Beam Applications	1,813	$33,058	(4.9)%
Melexis NV	9,130	866,246	(129.2)
Montea NV	1,327	115,769	(17.3)
Shurgard Self Storage Ltd.	4,213	216,903	(32.4)
Telenet Group Holding NV	1,485	34,464	(5.1)

		3,218,911

Brazil
ERO Copper Corp.	1,535	30,036	(4.5)

Canada
Advantage Energy Ltd.	5,015	28,024	(4.2)
Aecon Group, Inc.	39,075	362,889	(54.1)
Altius Minerals Corp.	24,897	387,999	(57.9)
Artis Real Estate Investment Trust	22,615	116,750	(17.4)
Badger Infrastructure Solutions Ltd.	372	8,100	(1.2)
Boardwalk Real Estate Investment Trust	3,587	152,552	(22.8)
Boyd Group Services, Inc.	160	26,594	(4.0)
Canaccord Genuity Group, Inc.	35,497	281,416	(42.0)
Canada Goose Holdings, Inc.	10,886	212,035	(31.6)
Cardinal Energy Ltd.	26,255	140,535	(21.0)
Celestica, Inc.	22,489	242,316	(36.1)
Centerra Gold, Inc.	33,431	224,501	(33.5)
Cogeco Communications, Inc.	4,693	225,965	(33.7)
Crew Energy, Inc.	11,169	37,676	(5.6)
Crombie Real Estate Investment Trust	8,012	90,599	(13.5)
CT Real Estate Investment Trust	3,545	41,827	(6.2)
Dream Unlimited Corp.	3,005	49,774	(7.4)
Dundee Precious Metals, Inc.	35,753	260,603	(38.9)
ECN Capital Corp.	27,448	63,615	(9.5)
Evertz Technologies Ltd.	7,733	67,281	(10.0)
Fortuna Silver Mines, Inc.	72,356	269,584	(40.2)
H&R Real Estate Investment Trust	22,356	192,634	(28.7)
Hudbay Minerals, Inc.	78,014	388,361	(57.9)
IAMGOLD Corp.	22,569	64,220	(9.6)
Interfor Corp.	3,793	59,116	(8.8)
Kelt Exploration Ltd.	24,947	90,548	(13.5)
Knight Therapeutics, Inc.	4,409	14,544	(2.2)
Laurentian Bank of Canada	4,022	95,023	(14.2)
Lundin Gold, Inc.	17,036	214,651	(32.0)
Morguard North American Residential Real Estate Investment Trust	866	10,803	(1.6)
Mullen Group Ltd.	9,669	106,436	(15.9)
New Gold, Inc.	115,535	147,416	(22.0)
NFI Group, Inc.	2,145	12,450	(1.9)
Novagold Resources, Inc.	65,723	353,729	(52.8)
Pason Systems, Inc.	29,110	251,920	(37.6)
PrairieSky Royalty Ltd.	35,659	559,185	(83.4)
Precision Drilling Corp.	7,329	362,669	(54.1)
Richelieu Hardware Ltd.	15,392	459,907	(68.6)
Rogers Sugar, Inc.	13,377	61,519	(9.2)
Russel Metals, Inc.	9,181	232,288	(34.7)
Savaria Corp.	17,027	207,561	(31.0)
Secure Energy Services, Inc.	40,601	187,800	(28.0)
Silvercorp Metals, Inc.	19,003	69,135	(10.3)
Slate Grocery REIT	23,044	223,924	(33.4)
Sleep Country Canada Holdings, Inc.	10,879	187,591	(28.0)
SmartCentres Real Estate Investment Trust	5,736	110,122	(16.4)
SunOpta, Inc.	27,048	227,588	(34.0)
Superior Plus Corp.	7,419	54,648	(8.2)
Taseko Mines Ltd.	169,063	276,428	(41.2)

Security	Shares	Value	% of Basket Value

Canada (continued)
Topaz Energy Corp.	20,619	$293,516	(43.8)%
Torex Gold Resources, Inc.	16,155	263,355	(39.3)
TransAlta Renewables, Inc.	48,168	446,903	(66.7)
Trican Well Service Ltd.	2,856	6,639	(1.0)

		9,523,264

China
Health & Happiness H&H International Holdings Ltd.	126,500	216,620	(32.3)

Denmark
Dfds A/S	3,811	152,836	(22.8)
H Lundbeck A/S, A Shares	2,159	10,804	(1.6)
NKT A/S	3,488	182,527	(27.3)
Scandinavian Tobacco Group A/S	11,326	220,272	(32.9)
Schouw & Co. A/S	477	40,431	(6.0)
SimCorp A/S	572	61,808	(9.2)
Sydbank AS	3,805	169,053	(25.2)

		837,731

Egypt
Centamin PLC	278,754	356,980	(53.3)

Faeroe Islands
Bakkafrost P/F	1,382	100,473	(15.0)

Finland
Cargotec OYJ, B Shares	3,181	175,071	(26.1)
Citycon OYJ	102,372	770,178	(114.9)
Finnair OYJ	79,514	46,364	(6.9)
Kemira OYJ	24,412	426,261	(63.6)
Nokian Renkaat OYJ	22,823	221,400	(33.1)
Revenio Group OYJ	3,024	113,120	(16.9)
YIT OYJ	24,487	63,129	(9.4)

		1,815,523

France
Atos SE	20,810	287,379	(42.9)
Believe SA	2,838	33,664	(5.0)
Cie des Alpes	3,840	60,652	(9.0)
Cie Plastic Omnium SA	23,224	409,388	(61.1)
Esker SA	796	120,659	(18.0)
Etablissements Maurel et Prom SA	10,949	41,603	(6.2)
Eutelsat Communications SA	22,522	149,037	(22.2)
Interparfums SA	1,361	107,622	(16.1)
IPSOS	5,721	308,824	(46.1)
Kaufman & Broad SA	2,393	77,531	(11.6)
Korian SA	25,766	222,654	(33.2)
Mercialys SA	16,952	169,728	(25.3)
Mersen SA	3,180	127,696	(19.1)
Rubis SCA	3,873	113,972	(17.0)
SES-imagotag SA	1,405	223,920	(33.4)
SMCP SA	21,395	188,571	(28.1)
Television Francaise 1	87,746	703,653	(105.0)
Verallia SA	7,824	316,151	(47.2)
Vicat SA	7,966	231,306	(34.5)
Vilmorin & Cie SA	561	26,402	(3.9)
Wavestone	325	16,643	(2.5)

		3,937,055

Germany
1&1 AG	8,586	99,760	(14.9)
Adesso SE	908	135,558	(20.2)
Atoss Software AG	2,432	485,840	(72.5)

20	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

Germany (continued)
AURELIUS Equity Opportunities SE & Co. KGaA	6,703	$123,537	(18.4)%
Bank of Georgia Group PLC	9,676	355,439	(53.0)
Bilfinger SE	10,590	456,241	(68.1)
CropEnergies AG	4,065	46,870	(7.0)
Datagroup SE	179	13,099	(2.0)
Deutsche Pfandbriefbank AG	50,438	463,165	(69.1)
Deutz AG	65,537	433,787	(64.7)
Duerr AG	16,972	586,310	(87.5)
Eckert & Ziegler Strahlen- und Medizintechnik AG	405	20,856	(3.1)
Elmos Semiconductor SE	2,069	155,647	(23.2)
ElringKlinger AG	12,569	140,682	(21.0)
GFT Technologies SE	2,499	98,264	(14.7)
Grand City Properties SA	26,985	224,394	(33.5)
Heidelberger Druckmaschinen AG	92,748	191,510	(28.6)
Hornbach Holding AG & Co. KGaA	759	64,215	(9.6)
Krones AG	4,553	595,894	(88.9)
Nagarro SE	420	45,023	(6.7)
Orion Engineered Carbons SA	6,515	157,728	(23.5)
Pfeiffer Vacuum Technology AG	582	96,727	(14.4)
Siltronic AG	1,124	80,636	(12.0)
Stabilus SE	971	63,166	(9.4)
Steico SE	1,047	51,921	(7.8)
TAG Immobilien AG	52,536	447,944	(66.8)
TBC Bank Group PLC	1,109	32,413	(4.8)
Vitesco Technologies Group AG	4,144	282,489	(42.2)

		5,949,115

Guatemala
Millicom International Cellular SA, SDR	4,509	80,323	(12.0)

Hong Kong
Cowell e Holdings, Inc.	5,000	9,671	(1.5)
HKBN Ltd.	38,500	27,167	(4.1)
Melco Resorts & Entertainment Ltd., ADR	9,502	129,607	(19.3)
Nissin Foods Co. Ltd.	79,000	70,572	(10.5)
United Laboratories International Holdings Ltd.	92,000	74,488	(11.1)

		311,505

Indonesia
Bumitama Agri Ltd.	66,900	28,818	(4.3)
First Resources Ltd.	109,400	125,732	(18.8)
Golden Agri-Resources Ltd.	151,400	31,215	(4.6)

		185,765

Iraq
Gulf Keystone Petroleum Ltd.	24,923	41,902	(6.3)

Ireland
Cimpress PLC	2,194	113,978	(17.0)
Dalata Hotel Group PLC	85,174	426,319	(63.6)

		540,297

Israel
Cellcom Israel Ltd.	12,857	45,893	(6.8)
Kornit Digital Ltd.	10,306	188,188	(28.1)
Plus500 Ltd.	20,508	423,434	(63.2)
Radware Ltd.	488	9,833	(1.5)
Taboola.com Ltd.	16,559	38,251	(5.7)

		705,599

Italy
Banca Popolare di Sondrio SPA	67,419	305,025	(45.5)
Biesse SpA	3,671	55,842	(8.3)
Brembo SpA	6,730	98,458	(14.7)

Security	Shares	Value	% of Basket Value

Italy (continued)
Brunello Cucinelli SpA	379	$36,124	(5.4)%
Danieli & C Officine Meccaniche SpA	2,414	62,536	(9.3)
Datalogic SpA	11,059	91,432	(13.6)
Iren SpA	85,663	184,333	(27.5)
Maire Tecnimont SpA	26,261	112,215	(16.8)
MFE-MediaForEurope NV	38,641	28,332	(4.2)
OVS SpA	8,069	24,152	(3.6)
Pharmanutra SpA	719	39,716	(5.9)
Piaggio & C SpA	46,348	189,844	(28.3)
RAI Way SpA	4,736	30,206	(4.5)
Sanlorenzo SpA/Ameglia	3,067	137,038	(20.5)
Sesa SpA	1,564	190,830	(28.5)
Tod’s SpA	1,540	64,807	(9.7)
Unipol Gruppo SpA	32,173	180,095	(26.9)
Webuild SpA	165,414	354,108	(52.8)
Wiit SpA	1,686	36,535	(5.5)

		2,221,628

Japan
77 Bank Ltd.	14,600	242,075	(36.1)
Aeon Delight Co. Ltd.	14,300	323,192	(48.2)
Aichi Corp.	25,400	160,426	(23.9)
Aida Engineering Ltd.	13,300	85,446	(12.7)
Alpen Co. Ltd.	13,700	213,651	(31.9)
Anicom Holdings, Inc.	21,700	86,190	(12.9)
Arata Corp.	1,500	49,705	(7.4)
Autobacs Seven Co. Ltd.	6,800	78,851	(11.8)
Avex, Inc.	4,300	50,243	(7.5)
Bell System24 Holdings, Inc.	28,200	295,716	(44.1)
Belluna Co. Ltd.	3,500	19,579	(2.9)
Bunka Shutter Co. Ltd.	33,100	287,508	(42.9)
Central Glass Co. Ltd.	24,800	546,473	(81.5)
Chugoku Marine Paints Ltd.	5,700	50,767	(7.6)
Citizen Watch Co. Ltd.	42,400	239,314	(35.7)
CKD Corp.	13,500	209,747	(31.3)
Comture Corp.	4,800	72,248	(10.8)
Create SD Holdings Co. Ltd.	18,700	462,810	(69.0)
Curves Holdings Co. Ltd.	6,800	40,455	(6.0)
Daihen Corp.	5,000	167,958	(25.1)
Daiken Corp.	8,600	150,773	(22.5)
Daiseki Co. Ltd.	7,600	221,606	(33.1)
Digital Arts, Inc.	13,900	527,628	(78.7)
Digital Garage, Inc.	9,800	352,418	(52.6)
dip Corp.	30,800	775,737	(115.7)
Doutor Nichires Holdings Co. Ltd.	11,400	183,426	(27.4)
DTS Corp.	1,200	29,088	(4.3)
DyDo Group Holdings, Inc.	2,500	95,317	(14.2)
eGuarantee, Inc.	19,200	304,516	(45.4)
Eiken Chemical Co. Ltd.	26,400	312,880	(46.7)
Eizo Corp.	3,900	130,387	(19.5)
Elan Corp.	45,700	348,953	(52.1)
Elecom Co. Ltd.	53,600	518,735	(77.4)
euglena Co. Ltd.	25,300	169,053	(25.2)
FCC Co. Ltd.	17,600	231,270	(34.5)
Financial Partners Group Co. Ltd.	59,700	496,618	(74.1)
Fuji Co. Ltd.	19,200	255,694	(38.1)
Fuji Corp.	18,800	321,540	(48.0)
Fujimi, Inc.	1,500	79,275	(11.8)
Fujimori Kogyo Co. Ltd.	1,500	35,549	(5.3)
Fukuoka REIT Corp.	223	273,281	(40.8)
Fullcast Holdings Co., Ltd.	12,000	222,208	(33.2)
Funai Soken Holdings, Inc.	29,500	576,775	(86.1)

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

Japan (continued)
Future Corp.	2,400	$31,369	(4.7)%
Geo Holdings Corp.	18,500	228,283	(34.1)
Giken Ltd.	12,000	192,399	(28.7)
GNI Group Ltd.	28,900	222,254	(33.2)
Goldcrest Co. Ltd.	9,200	125,734	(18.8)
Gree, Inc.	16,000	84,554	(12.6)
G-Tekt Corp.	22,100	246,807	(36.8)
Gunma Bank Ltd.	49,600	173,223	(25.8)
H2O Retailing Corp.	55,300	668,578	(99.7)
Halows Co. Ltd.	4,500	108,839	(16.2)
Hankyu Hanshin REIT, Inc.	79	86,358	(12.9)
Hanwa Co. Ltd.	1,800	56,852	(8.5)
Heiwa Real Estate Co. Ltd.	9,400	274,340	(40.9)
Hiday Hidaka Corp.	18,900	324,450	(48.4)
Hioki EE Corp.	800	54,399	(8.1)
Hitachi Zosen Corp.	49,000	310,137	(46.3)
Hogy Medical Co. Ltd.	8,600	219,686	(32.8)
Hokkoku Financial Holdings, Inc.	1,900	67,655	(10.1)
Hosiden Corp.	10,000	130,650	(19.5)
Ichigo, Inc.	302,200	589,843	(88.0)
IDOM, Inc.	2,500	15,750	(2.3)
Inaba Denki Sangyo Co. Ltd.	3,700	84,293	(12.6)
Infocom Corp.	7,600	128,981	(19.2)
Infomart Corp.	132,300	289,975	(43.3)
JAC Recruitment Co. Ltd.	30,000	572,066	(85.3)
JAFCO Group Co. ltd.	73,500	957,050	(142.8)
Japan Elevator Service Holdings Co. Ltd.	12,400	188,228	(28.1)
Japan Lifeline Co. Ltd.	4,700	32,974	(4.9)
Japan Material Co. Ltd.	4,100	62,762	(9.4)
Japan Securities Finance Co. Ltd.	5,000	38,477	(5.7)
JCU Corp.	24,900	599,956	(89.5)
JINS Holdings, Inc.	22,600	496,879	(74.1)
Kaga Electronics Co. Ltd.	4,500	162,857	(24.3)
Kanematsu Corp.	22,400	297,332	(44.4)
Kato Sangyo Co. Ltd.	3,500	94,900	(14.2)
KeePer Technical Laboratory Co. Ltd.	5,500	208,535	(31.1)
Keihanshin Building Co. Ltd.	29,100	279,797	(41.7)
KFC Holdings Japan Ltd.	11,300	245,247	(36.6)
Kintetsu Department Store Co. Ltd.	6,700	124,716	(18.6)
Kissei Pharmaceutical Co. Ltd.	11,800	243,745	(36.4)
Kitz Corp.	7,300	50,906	(7.6)
KOMEDA Holdings Co. Ltd.	24,900	479,563	(71.5)
Konoike Transport Co. Ltd.	23,500	282,066	(42.1)
Koshidaka Holdings Co. Ltd.	22,500	194,370	(29.0)
Kumiai Chemical Industry Co. Ltd.	38,400	260,666	(38.9)
Kureha Corp.	9,600	607,364	(90.6)
Kyokuto Kaihatsu Kogyo Co. Ltd.	24,400	313,765	(46.8)
Kyorin Pharmaceutical Co. Ltd.	5,000	65,633	(9.8)
Kyoritsu Maintenance Co. Ltd.	14,000	576,510	(86.0)
Life Corp.	11,000	237,990	(35.5)
Link And Motivation, Inc.	54,600	199,957	(29.8)
M&A Capital Partners Co. Ltd.	3,900	112,340	(16.8)
Maeda Kosen Co. Ltd.	9,400	229,464	(34.2)
Mandom Corp.	51,100	619,696	(92.5)
Maruzen Showa Unyu Co. Ltd.	1,800	45,954	(6.9)
Max Co. Ltd.	5,900	96,113	(14.3)
MCJ Co. Ltd.	2,000	14,112	(2.1)
Megmilk Snow Brand Co. Ltd.	9,000	131,601	(19.6)
Meidensha Corp.	10,500	145,481	(21.7)
Meitec Corp.	38,400	662,119	(98.8)
METAWATER Co. Ltd.	36,900	496,280	(74.0)
Mie Kotsu Group Holdings, Inc.	2,200	9,699	(1.4)

Security	Shares	Value	% of Basket Value

Japan (continued)
Milbon Co. Ltd.	1,100	$47,293	(7.1)%
Mimasu Semiconductor Industry Co. Ltd.	5,500	108,498	(16.2)
Mitsubishi Pencil Co. Ltd.	11,300	150,710	(22.5)
Mitsubishi Shokuhin Co. Ltd.	22,100	581,994	(86.8)
Mitsui DM Sugar Holdings Co. Ltd.	14,700	251,334	(37.5)
Mitsui-Soko Holdings Co. Ltd.	2,800	83,841	(12.5)
MIXI, Inc.	7,400	159,560	(23.8)
Mizuho Leasing Co. Ltd.	8,800	251,434	(37.5)
Mizuno Corp.	2,400	61,072	(9.1)
Mochida Pharmaceutical Co. Ltd.	4,300	112,709	(16.8)
Modec, Inc.	9,500	105,124	(15.7)
Monogatari Corp.	11,900	255,084	(38.1)
Morita Holdings Corp.	10,900	117,100	(17.5)
MOS Food Services, Inc.	37,700	883,629	(131.8)
Nakanishi, Inc.	36,000	695,732	(103.8)
Nichias Corp.	14,700	303,090	(45.2)
Nichicon Corp.	38,100	368,425	(55.0)
Nichiden Corp.	4,700	71,049	(10.6)
Nippn Corp.	6,100	80,850	(12.1)
Nippon Ceramic Co. Ltd.	16,000	326,669	(48.7)
Nippon Gas Co. Ltd.	44,200	631,843	(94.3)
Nippon Light Metal Holdings Co. Ltd.	10,300	110,099	(16.4)
Nippon Paper Industries Co. Ltd.	48,900	399,545	(59.6)
Nippon Parking Development Co. Ltd.	113,400	199,356	(29.7)
Nippon REIT Investment Corp.	219	523,884	(78.2)
Nippon Road Co. Ltd.	2,000	120,785	(18.0)
Nippon Seiki Co. Ltd.	31,600	205,113	(30.6)
Nippon Soda Co. Ltd.	7,900	277,907	(41.5)
Nishi-Nippon Financial Holdings, Inc.	59,300	503,832	(75.2)
Nissan Shatai Co. Ltd.	40,000	280,128	(41.8)
Nisshin Oillio Group Ltd.	6,300	160,524	(23.9)
Nisshinbo Holdings, Inc.	13,900	109,135	(16.3)
Nissui Corp.	86,400	385,269	(57.5)
Nittetsu Mining Co. Ltd.	4,100	113,131	(16.9)
Nitto Boseki Co. Ltd.	21,200	302,031	(45.1)
Nohmi Bosai Ltd.	4,500	59,180	(8.8)
Nomura Co. Ltd.	24,400	172,283	(25.7)
Noritsu Koki Co. Ltd.	20,400	342,053	(51.0)
NSD Co. Ltd.	28,000	525,382	(78.4)
NTN Corp.	120,000	302,242	(45.1)
Obara Group, Inc.	3,700	118,501	(17.7)
Oiles Corp.	23,800	306,786	(45.8)
Okamura Corp.	11,600	126,232	(18.8)
Oki Electric Industry Co. Ltd.	55,700	308,185	(46.0)
Okinawa Cellular Telephone Co	7,600	173,191	(25.8)
Okinawa Electric Power Co., Inc.	51,600	429,400	(64.1)
Okumura Corp.	4,600	115,079	(17.2)
Open Up Group, Inc.	11,600	175,231	(26.1)
Optex Group Co. Ltd.	6,800	104,352	(15.6)
Osaka Organic Chemical Industry Ltd.	11,900	183,995	(27.5)
Outsourcing, Inc.	12,700	131,184	(19.6)
Pacific Metals Co. Ltd.	9,400	133,416	(19.9)
Pasona Group, Inc.	20,400	286,328	(42.7)
PHC Holdings Corp.	700	7,342	(1.1)
Pilot Corp.	3,000	101,965	(15.2)
PKSHA Technology, Inc.	900	12,776	(1.9)
Plus Alpha Consulting Co. Ltd.	11,900	259,556	(38.7)
Prestige International, Inc.	45,500	202,537	(30.2)
Raito Kogyo Co. Ltd.	29,700	446,653	(66.6)
Riso Kyoiku Co. Ltd.	52,400	116,754	(17.4)
Round One Corp.	99,100	436,963	(65.2)
Royal Holdings Co. Ltd.	7,300	157,880	(23.6)

22	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

Japan (continued)
RS Technologies Co. Ltd.	7,500	$171,962	(25.7)%
S Foods, Inc.	4,700	106,640	(15.9)
Saizeriya Co. Ltd.	12,700	325,784	(48.6)
Sakai Moving Service Co. Ltd.	300	10,774	(1.6)
Sakata Seed Corp.	18,100	540,141	(80.6)
Sangetsu Corp.	7,100	120,730	(18.0)
Sanken Electric Co. Ltd.	2,700	207,243	(30.9)
Sanyo Chemical Industries Ltd.	3,300	105,712	(15.8)
Sanyo Special Steel Co. Ltd.	5,300	95,666	(14.3)
Sato Holdings Corp.	4,100	70,746	(10.6)
Seiren Co. Ltd.	28,900	490,076	(73.1)
Septeni Holdings Co. Ltd.	28,600	80,353	(12.0)
Seria Co. Ltd.	17,200	311,962	(46.5)
Shin-Etsu Polymer Co. Ltd.	22,000	221,277	(33.0)
Shoei Co. Ltd.	15,800	299,086	(44.6)
Solasto Corp.	1,800	8,560	(1.3)
Sosei Group Corp.	13,700	275,360	(41.1)
S-Pool, Inc.	23,600	111,620	(16.7)
Star Asia Investment Corp.	1,356	566,240	(84.5)
Starts Corp., Inc.	18,200	350,762	(52.3)
Starts Proceed Investment Corp.	17	29,360	(4.4)
Strike Co. Ltd.	3,800	104,061	(15.5)
Sumitomo Mitsui Construction Co. Ltd.	44,500	128,713	(19.2)
Sumitomo Warehouse Co. Ltd.	12,100	205,080	(30.6)
Sun Frontier Fudousan Co. Ltd.	53,300	527,667	(78.7)
Systena Corp.	249,200	525,765	(78.4)
Tadano Ltd.	19,300	153,761	(22.9)
Taikisha Ltd.	400	11,050	(1.6)
Taiyo Holdings Co. Ltd.	22,900	422,285	(63.0)
Takamatsu Construction Group Co. Ltd.	18,100	299,334	(44.7)
Takara Standard Co. Ltd.	900	11,098	(1.7)
Takeuchi Manufacturing Co. Ltd.	800	21,955	(3.3)
Takuma Co. Ltd.	39,600	422,056	(63.0)
Tamron Co. Ltd.	37,000	919,523	(137.2)
TechMatrix Corp.	6,400	77,893	(11.6)
T-Gaia Corp.	28,400	355,377	(53.0)
TKC Corp.	800	22,058	(3.3)
Tocalo Co. Ltd.	25,200	241,374	(36.0)
TOKAI Corp.	5,800	89,339	(13.3)
Tokai Rika Co. Ltd.	20,600	289,606	(43.2)
Token Corp.	3,300	195,952	(29.2)
Tokyo Seimitsu Co. Ltd.	6,000	225,955	(33.7)
Tokyo Steel Manufacturing Co. Ltd.	21,100	216,593	(32.3)
Tokyotokeiba Co. Ltd.	10,600	341,349	(50.9)
Tokyu Construction Co. Ltd.	90,800	490,953	(73.2)
Tokyu REIT, Inc.	196	267,078	(39.8)
Topcon Corp.	17,100	248,435	(37.1)
Toridoll Holdings Corp.	30,400	661,480	(98.7)
Torii Pharmaceutical Co. Ltd.	1,600	41,415	(6.2)
Tosei Corp.	21,000	254,696	(38.0)
Towa Pharmaceutical Co. Ltd.	22,700	330,416	(49.3)
Toyo Ink SC Holdings Co. Ltd.	8,700	143,192	(21.4)
Toyo Tanso Co. Ltd.	8,300	246,390	(36.8)
TRE Holdings Corp.	6,600	58,463	(8.7)
Tri Chemical Laboratories, Inc.	11,600	191,529	(28.6)
Tsubakimoto Chain Co.	4,900	123,763	(18.5)
United Arrows Ltd.	38,400	571,823	(85.3)
Universal Entertainment Corp.	12,500	268,389	(40.0)
Usen-Next Holdings Co. Ltd.	3,600	82,435	(12.3)
UT Group Co. Ltd.	22,100	431,331	(64.4)
Valor Holdings Co. Ltd.	13,000	202,928	(30.3)

Security	Shares	Value	% of Basket Value

Japan (continued)
ValueCommerce Co. Ltd.	48,100	$478,291	(71.4)%
Vision, Inc.	7,100	90,847	(13.6)
VT Holdings Co. Ltd.	37,400	149,804	(22.3)
Wakita & Co. Ltd.	24,600	255,308	(38.1)
WDB Holdings Co. Ltd.	3,600	54,845	(8.2)
Yamazen Corp.	16,900	133,720	(19.9)
Yellow Hat Ltd.	8,800	127,520	(19.0)
Yurtec Corp.	3,200	19,838	(3.0)
Zenrin Co. Ltd.	46,600	307,442	(45.9)
Zuken, Inc.	7,000	181,345	(27.1)

		57,242,459

Jersey
JTC PLC	8,304	81,795	(12.2)

Luxembourg
SES SA	34,235	211,436	(31.5)

Malta
Kambi Group PLC	7,885	130,983	(19.5)

Netherlands
PostNL NV	73,694	132,008	(19.7)
Shop Apotheke Europe NV	855	84,989	(12.7)
TomTom NV	36,765	313,846	(46.8)
uniQure NV	6,020	116,848	(17.4)
Van Lanschot Kempen NV	6,585	199,244	(29.7)
Vastned Retail NV	874	19,826	(3.0)
Wereldhave NV	17,899	273,605	(40.8)

		1,140,366

New Zealand
a2 Milk Co. Ltd.	42,035	152,334	(22.7)
Chorus Ltd.	13,436	71,310	(10.6)
Genesis Energy Ltd.	5,117	8,523	(1.3)

		232,167

Norway
Aker Solutions ASA	40,179	142,989	(21.3)
Austevoll Seafood ASA	39,403	369,989	(55.2)
Borregaard ASA, Registered Shares	4,613	76,965	(11.5)
DNO ASA	180,240	179,752	(26.8)
Elkem ASA	76,283	257,424	(38.4)
Frontline PLC	42,292	654,067	(97.6)
Grieg Seafood ASA	8,657	72,393	(10.8)
Nykode Therapeutics ASA	6,272	15,135	(2.3)
Protector Forsikring ASA	8,472	122,671	(18.3)
Schibsted ASA, B Shares	1,592	25,702	(3.8)
SpareBank 1 Nord Norge	5,749	51,900	(7.7)
SpareBank 1 SMN	22,506	290,144	(43.3)
SpareBank 1 SR-Bank ASA	4,285	50,279	(7.5)
Stolt-Nielsen Ltd.	5,751	165,292	(24.7)
Storebrand ASA	21,994	169,205	(25.2)
TGS ASA	34,284	536,041	(80.0)
Veidekke ASA	2,520	28,909	(4.3)
Wallenius Wilhelmsen ASA	4,467	33,329	(5.0)

		3,242,186

Peru
Hochschild Mining PLC	134,226	119,529	(17.8)

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

Portugal
REN - Redes Energeticas Nacionais SGPS SA	93,679	$270,795	(40.4)%
Sonae SGPS SA	69,023	78,364	(11.7)

		349,159

Puerto Rico
Evertec, Inc.	22,543	782,017	(116.7)
Liberty Latin America Ltd.	22,319	197,969	(29.5)

		979,986

Singapore
BW LPG Ltd.	39,120	315,167	(47.0)
Capitaland India Trust	318,000	259,599	(38.7)
Far East Hospitality Trust	372,600	172,992	(25.8)
Frasers Centrepoint Trust	78,200	129,518	(19.3)
IGG, Inc.	691,000	571,198	(85.2)
Sheng Siong Group Ltd.	76,100	100,751	(15.1)

		1,549,225

South Africa
Scatec ASA	32,815	213,899	(31.9)

South Korea
Magnachip Semiconductor Corp.	16,367	145,339	(21.7)

Spain
Almirall SA	28,915	294,705	(44.0)
Cia de Distribucion Integral Logista Holdings SA	22,895	619,010	(92.4)
Ebro Foods SA	3,920	72,441	(10.8)
Laboratorios Farmaceuticos Rovi SA	4,902	215,882	(32.2)
Mediaset Espana Comunicacion SA	71,351	236,176	(35.2)
Melia Hotels International SA	19,388	124,631	(18.6)
Pharma Mar SA	3,699	152,835	(22.8)
Tecnicas Reunidas SA	6,921	63,939	(9.5)
Unicaja Banco SA	149,536	151,026	(22.5)
Viscofan SA	3,635	247,999	(37.0)

		2,178,644

Sweden
AAK AB	34,086	682,690	(101.9)
AddLife AB, Class A	5,970	70,394	(10.5)
AddTech AB, B Shares	63,744	1,269,911	(189.5)
Alleima AB	25,049	127,867	(19.1)
Arjo AB, B Shares	21,367	94,228	(14.1)
Betsson AB	34,775	373,203	(55.7)
BioGaia AB, B Shares	35,953	354,885	(52.9)
Biotage AB	19,749	244,219	(36.4)
Boozt AB	5,530	63,617	(9.5)
Bravida Holding AB	28,669	346,901	(51.8)
Bure Equity AB	3,541	90,004	(13.4)
Camurus AB	936	21,184	(3.2)
Corem Property Group AB, B Shares	111,831	88,202	(13.2)
Fortnox AB	35,402	242,575	(36.2)
HMS Networks AB	8,127	375,898	(56.1)
Intrum AB	31,875	286,481	(42.7)
INVISIO AB	1,010	20,619	(3.1)
MIPS AB	8,492	456,439	(68.1)
Modern Times Group MTG AB, B Shares	1,995	15,941	(2.4)
Mycronic AB	14,747	311,216	(46.4)
Nolato AB, B Shares	54,598	301,106	(44.9)
NP3 Fastigheter AB	601	11,495	(1.7)
Nyfosa AB	21,692	147,649	(22.0)
Orron Energy ab	4,730	5,486	(0.8)
Paradox Interactive AB	1,588	38,773	(5.8)

Security	Shares	Value	% of Basket Value

Sweden (continued)
Resurs Holding AB	4,636	$8,755	(1.3)%
Samhallsbyggnadsbolaget i Norden AB	64,953	97,763	(14.6)
Sdiptech AB, Class B	1,900	43,646	(6.5)
Sectra AB, B Shares	15,611	244,949	(36.5)
Svolder AB	1,796	10,783	(1.6)
Thule Group AB	4,295	123,541	(18.4)
Troax Group AB	1,025	23,091	(3.4)
Vitrolife AB	5,534	123,916	(18.5)
Xvivo Perfusion AB	1,718	50,997	(7.6)

		6,768,424

Switzerland
Allreal Holding AG, Registered Shares	1,681	298,875	(44.6)
Basilea Pharmaceutica AG, Registered Shares	7,172	348,220	(51.9)
Bossard Holding AG, Registered Shares	297	72,980	(10.9)
Bucher Industries AG, Registered Shares	1,297	585,160	(87.3)
Burkhalter Holding AG	229	24,655	(3.7)
Cembra Money Bank AG	2,113	170,021	(25.4)
Comet Holding AG, Registered Shares	531	128,584	(19.2)
Gurit Holding AG	1,326	133,903	(20.0)
Huber & Suhner AG, Registered Shares	2,065	170,421	(25.4)
Implenia AG, Registered Shares	545	24,641	(3.7)
Inficon Holding AG, Registered Shares	99	107,968	(16.1)
Kardex Holding AG, Registered Shares	354	81,048	(12.1)
LEM Holding SA, Registered Shares	12	26,524	(4.0)
Medacta Group SA	82	11,041	(1.6)
Medartis Holding AG	562	47,175	(7.0)
Medmix AG	913	21,706	(3.2)
Mobilezone Holding AG, Registered Shares	617	9,460	(1.4)
Orior AG	2,283	213,462	(31.8)
Sensirion Holding AG	183	19,890	(3.0)
Sulzer AG, Registered Shares	884	74,214	(11.1)
Swissquote Group Holding SA, Registered Shares	1,930	413,939	(61.8)
Vetropack Holding AG, Registered Shares	3,146	163,254	(24.4)
Ypsomed Holding AG, Registered Shares	1,126	262,241	(39.1)

		3,409,382

Turkey
Eldorado Gold Corp.	32,399	355,757	(53.1)

United Kingdom
888 Holdings PLC	265,663	265,138	(39.6)
AG Barr PLC	49,402	308,201	(46.0)
AJ Bell PLC	67,273	272,042	(40.6)
Alliance Pharma PLC	17,430	13,776	(2.1)
Alpha Group International PLC	740	19,920	(3.0)
Ashmore Group PLC	40,371	122,169	(18.2)
ASOS PLC	6,847	62,882	(9.4)
Avon Protection PLC	566	6,975	(1.0)
Babcock International Group PLC	12,794	50,682	(7.6)
Balanced Commercial Property Trust Ltd.	613,243	626,732	(93.5)
Big Yellow Group PLC	14,544	221,050	(33.0)
Bodycote PLC	38,796	332,432	(49.6)
boohoo Group PLC	255,762	156,478	(23.3)
Breedon Group PLC	40,055	34,120	(5.1)
Bytes Technology Group PLC	130,228	671,759	(100.2)
Central Asia Metals PLC	3,851	9,805	(1.5)
Chemring Group PLC	70,013	247,250	(36.9)
Clarkson PLC	5,803	223,159	(33.3)
Cranswick PLC	13,060	521,386	(77.8)
CVS Group PLC	25,241	663,871	(99.0)

24	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

United Kingdom (continued)
Deliveroo PLC	59,363	$80,586	(12.0)%
DiscoverIE Group PLC	36,204	379,672	(56.6)
Dr Martens PLC	55,044	113,237	(16.9)
Dunelm Group PLC	18,078	256,927	(38.3)
Ergomed PLC	578	7,665	(1.1)
Essentra PLC	156,836	402,737	(60.1)
FD Technologies PLC	4,323	101,213	(15.1)
Fevertree Drinks PLC	5,189	87,338	(13.0)
Forterra PLC	14,144	33,943	(5.1)
Frasers Group PLC	40,541	386,498	(57.7)
Gamma Communications PLC	14,842	214,778	(32.0)
Genuit Group PLC	87,210	325,347	(48.5)
Genus PLC	2,538	84,656	(12.6)
Grafton Group PLC, CDI	2,633	28,546	(4.3)
Grainger PLC	132,887	426,514	(63.6)
Hammerson PLC	2,467,392	859,453	(128.2)
Helios Towers PLC	47,167	60,886	(9.1)
Hill & Smith PLC	3,969	67,743	(10.1)
Hunting PLC	46,648	135,400	(20.2)
Ibstock PLC	166,294	350,156	(52.2)
Impax Asset Management Group PLC	26,541	259,018	(38.6)
IntegraFin Holdings PLC	1,898	6,407	(1.0)
Johnson Service Group PLC	63,202	95,346	(14.2)
Judges Scientific PLC	2,471	304,627	(45.5)
Jupiter Fund Management PLC	117,011	188,973	(28.2)
Just Group PLC	479,825	525,455	(78.4)
Kainos Group PLC	49,116	756,841	(112.9)
Lancashire Holdings Ltd.	47,003	357,886	(53.4)
Learning Technologies Group PLC	38,273	53,300	(8.0)
Luxfer Holdings PLC	6,600	100,650	(15.0)
Marshalls PLC	53,905	200,930	(30.0)
Mitchells & Butlers PLC	30,472	66,171	(9.9)
Moneysupermarket.com Group PLC	93,963	320,559	(47.8)
Morgan Advanced Materials PLC	51,222	195,549	(29.2)
Morgan Sindall Group PLC	10,210	214,798	(32.0)
National Express Group PLC	361,430	545,144	(81.3)
Oxford Instruments PLC	2,738	93,772	(14.0)
Oxford Nanopore Technologies PLC	26,490	75,475	(11.3)
Paragon Banking Group PLC	37,718	235,307	(35.1)
Polar Capital Holdings PLC	12,440	75,436	(11.3)
Premier Foods PLC	28,253	43,947	(6.6)
QinetiQ Group PLC	117,838	543,496	(81.1)
Quilter PLC	289,065	305,554	(45.6)
Redde Northgate PLC	29,095	135,710	(20.2)
RWS Holdings PLC	16,484	52,012	(7.8)
Safestore Holdings PLC	17,437	214,635	(32.0)
Savills PLC	10,482	125,244	(18.7)
Shaftesbury Capital PLC	109,111	159,476	(23.8)
SIG PLC	199,367	110,325	(16.5)
Smart Metering Systems PLC	36,533	359,470	(53.6)
Softcat PLC	53,723	893,396	(133.3)
SThree PLC	46,995	245,747	(36.7)
Telecom Plus PLC	8,905	199,318	(29.7)
TP ICAP Group PLC	72,247	152,425	(22.7)
Trainline PLC	25,125	77,706	(11.6)
Trustpilot Group PLC	54,732	59,990	(9.0)
UK Commercial Property REIT Ltd.	932,099	621,412	(92.7)
Vanquis Banking Group PLC	4,366	12,179	(1.8)
Vesuvius PLC	35,352	178,195	(26.6)
Victrex PLC	3,282	69,047	(10.3)
Virgin Money UK PLC	300,284	582,544	(86.9)

Security	Shares	Value	% of Basket Value

United Kingdom (continued)
Volution Group PLC	60,390	$324,605	(48.4)%
Wickes Group PLC	756	1,264	(0.2)
YouGov PLC	14,637	154,270	(23.0)

		19,526,733

United States
1-800-Flowers.com, Inc., Class A	2,122	19,544	(2.9)
1st Source Corp.	3,474	144,796	(21.6)
2seventy bio, Inc.	3,817	36,300	(5.4)
2U, Inc.	17,174	95,144	(14.2)
8x8, Inc.	63,300	181,671	(27.1)
A10 Networks, Inc.	44,065	623,079	(93.0)
AAON, Inc.	2,126	208,348	(31.1)
Aaron’s Co., Inc.	15,274	203,908	(30.4)
Abercrombie & Fitch Co., Class A	15,888	374,004	(55.8)
ACADIA Pharmaceuticals, Inc.	3,773	80,478	(12.0)
ACI Worldwide, Inc.	10,022	253,857	(37.9)
ACM Research, Inc., Class A	2,847	26,619	(4.0)
Acushnet Holdings Corp.	9,331	467,763	(69.8)
Adaptive Biotechnologies Corp.	2,939	20,984	(3.1)
Advanced Energy Industries, Inc.	9,597	830,140	(123.9)
AdvanSix, Inc.	4,277	161,157	(24.0)
Agios Pharmaceuticals, Inc.	7,671	175,436	(26.2)
Air Transport Services Group, Inc.	5,077	103,114	(15.4)
Alarm.com Holdings, Inc.	11,818	563,600	(84.1)
Albany International Corp., Class A	3,315	302,361	(45.1)
Alector, Inc.	11,438	75,491	(11.3)
Alexander & Baldwin, Inc.	7,701	148,090	(22.1)
Alignment Healthcare, Inc.	6,532	41,086	(6.1)
Allegiant Travel Co.	1,801	187,142	(27.9)
ALLETE, Inc.	4,578	285,576	(42.6)
Allogene Therapeutics, Inc.	27,995	152,013	(22.7)
Alpha & Omega Semiconductor Ltd.	4,382	104,642	(15.6)
Alpha Metallurgical Resources, Inc.	1,613	236,401	(35.3)
Altice USA, Inc.	2,076	7,266	(1.1)
Amalgamated Financial Corp.	12,159	197,949	(29.5)
Ambac Financial Group, Inc.	7,646	121,954	(18.2)
Ambarella, Inc.	2,601	161,210	(24.1)
Amedisys, Inc.	10,956	879,767	(131.3)
American Assets Trust, Inc.	34,090	620,438	(92.6)
American Axle & Manufacturing Holdings, Inc.	28,064	200,658	(29.9)
American Software, Inc.	12,575	150,146	(22.4)
American Woodmark Corp.	129	6,517	(1.0)
AMERISAFE, Inc.	4,262	237,180	(35.4)
Amicus Therapeutics, Inc.	13,508	155,882	(23.3)
Amneal Pharmaceuticals, Inc.	39,996	77,192	(11.5)
Amphastar Pharmaceuticals, Inc.	9,913	354,588	(52.9)
AnaptysBio, Inc.	11,451	238,410	(35.6)
AngioDynamics, Inc.	10,320	85,862	(12.8)
Anika Therapeutics, Inc.	1,606	41,210	(6.1)
Apogee Enterprises, Inc.	20,620	877,587	(130.9)
Appfolio, Inc.	808	112,813	(16.8)
Arbor Realty Trust, Inc.	47,480	544,596	(81.3)
Archrock, Inc.	26,908	276,883	(41.3)
Arcus Biosciences, Inc.	11,643	207,828	(31.0)
Armada Hoffler Properties, Inc.	15,072	176,644	(26.4)
Artisan Partners Asset Management, Inc., Class A	15,685	543,799	(81.1)
Artivion, Inc.	2,235	30,999	(4.6)
Arvinas, Inc.	8,461	221,763	(33.1)
ASGN, Inc.	977	69,943	(10.4)
Associated Banc-Corp.	11,421	203,636	(30.4)

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

United States (continued)
Assured Guaranty Ltd.	14,818	$798,246	(119.1)%
Astec Industries, Inc.	1,782	73,561	(11.0)
AtriCure, Inc.	12,643	556,166	(83.0)
Avantax, Inc.	16,303	413,607	(61.7)
Avid Bioservices, Inc.	7,114	128,408	(19.2)
Avid Technology, Inc.	12,501	368,905	(55.0)
AvidXchange Holdings, Inc.	18,933	140,672	(21.0)
Avient Corp.	13,614	524,275	(78.2)
Axogen, Inc.	4,978	44,902	(6.7)
Axonics, Inc.	5,646	324,419	(48.4)
Axos Financial, Inc.	2,931	119,204	(17.8)
Badger Meter, Inc.	3,724	492,797	(73.5)
Bally’s Corp.	3,523	60,596	(9.0)
BancFirst Corp.	610	48,733	(7.3)
Bandwidth, Inc., Class A	18,371	223,575	(33.4)
Bank of Hawaii Corp.	2,489	120,542	(18.0)
Bar Harbor Bankshares	1,046	25,941	(3.9)
Beam Therapeutics, Inc.	7,187	220,713	(32.9)
Belden, Inc.	4,727	372,913	(55.6)
Benchmark Electronics, Inc.	1,844	39,369	(5.9)
Berry Corp.	40,650	310,566	(46.3)
BGC Partners, Inc., Class A	5,423	24,566	(3.7)
BJ’s Restaurants, Inc.	3,204	104,258	(15.6)
Blackbaud, Inc.	884	61,310	(9.1)
Bluebird Bio, Inc.	22,267	96,861	(14.5)
Bluegreen Vacations Holding Corp.	1,651	47,532	(7.1)
BlueLinx Holdings, Inc.	443	31,037	(4.6)
Blueprint Medicines Corp.	3,521	179,747	(26.8)
Boise Cascade Co.	5,482	374,475	(55.9)
BOK Financial Corp.	3,095	259,578	(38.7)
Bread Financial Holdings, Inc.	5,102	140,815	(21.0)
BrightView Holdings, Inc.	2,167	11,984	(1.8)
Brink’s Co.	10,260	644,841	(96.2)
Broadstone Net Lease, Inc.	6,364	102,906	(15.4)
Brookdale Senior Living, Inc.	87,493	375,345	(56.0)
Buckle, Inc.	33,883	1,136,097	(169.5)
Burford Capital Ltd.	5,562	72,213	(10.8)
Business First Bancshares, Inc.	2,919	45,011	(6.7)
Byline Bancorp, Inc.	14,435	279,317	(41.7)
C4 Therapeutics, Inc.	1,941	5,862	(0.9)
Caleres, Inc.	8,410	191,748	(28.6)
California Resources Corp.	13,131	531,806	(79.3)
Cal-Maine Foods, Inc.	3,209	152,428	(22.7)
Camden National Corp.	2,588	82,687	(12.3)
Cannae Holdings, Inc.	1,489	27,159	(4.1)
Cara Therapeutics, Inc.	5,375	22,575	(3.4)
CareDx, Inc.	6,525	52,787	(7.9)
CareTrust REIT, Inc.	6,058	118,070	(17.6)
Cargurus, Inc.	6,631	109,014	(16.3)
Catalyst Pharmaceuticals, Inc.	7,865	125,211	(18.7)
Century Aluminum Co.	4,130	35,477	(5.3)
Century Communities, Inc.	1,309	88,148	(13.2)
Cerence, Inc.	6,064	154,935	(23.1)
Cerus Corp.	34,094	78,757	(11.7)
CEVA, Inc.	2,852	71,671	(10.7)
Chatham Lodging Trust	23,073	236,268	(35.2)
Chefs’ Warehouse, Inc.	4,000	133,040	(19.8)
Chegg, Inc.	23,999	431,502	(64.4)
Chico’s FAS, Inc.	62,050	312,732	(46.7)
Chimera Investment Corp.	63,553	360,981	(53.9)
Cinemark Holdings, Inc.	16,263	274,519	(41.0)
CIRCOR International, Inc.	9,128	254,124	(37.9)

Security	Shares	Value	% of Basket Value

United States (continued)
Clean Energy Fuels Corp.	59,272	$253,091	(37.8)%
Clearwater Analytics Holdings, Inc., Class A	2,331	35,921	(5.4)
Clearwater Paper Corp.	7,633	275,551	(41.1)
Clearway Energy, Inc., Class A	9,045	262,124	(39.1)
CNO Financial Group, Inc.	46,106	1,034,619	(154.4)
CNX Resources Corp.	2,529	39,275	(5.9)
Codexis, Inc.	76,577	300,182	(44.8)
Coeur Mining, Inc.	24,864	84,538	(12.6)
Cohen & Steers, Inc.	1,606	96,456	(14.4)
Coherus Biosciences, Inc.	33,554	242,595	(36.2)
Collegium Pharmaceutical, Inc.	1,129	26,272	(3.9)
CommScope Holding Co., Inc.	9,287	45,785	(6.8)
Community Health Systems, Inc.	25,411	161,106	(24.0)
CommVault Systems, Inc.	7,734	450,660	(67.2)
Compass Minerals International, Inc.	14,801	484,437	(72.3)
ConnectOne Bancorp, Inc.	18,363	289,768	(43.2)
Corcept Therapeutics, Inc.	26,341	593,463	(88.5)
Core & Main, Inc., Class A	25,347	660,543	(98.5)
CoreCivic, Inc.	3,875	34,061	(5.1)
CorVel Corp.	1,128	227,890	(34.0)
Covenant Logistics Group, Inc.	3,288	129,514	(19.3)
CrossFirst Bankshares, Inc.	8,048	80,721	(12.0)
CSG Systems International, Inc.	6,605	347,951	(51.9)
CSW Industrials, Inc.	1,227	165,240	(24.7)
Dana, Inc.	5,651	83,578	(12.5)
Dave & Buster’s Entertainment, Inc.	12,135	430,307	(64.2)
Deciphera Pharmaceuticals, Inc.	12,798	181,860	(27.1)
Denny’s Corp.	6,166	69,121	(10.3)
DiamondRock Hospitality Co.	17,172	139,265	(20.8)
Digi International, Inc.	15,596	470,375	(70.2)
DigitalBridge Group, Inc.	3,019	37,526	(5.6)
DigitalOcean Holdings, Inc.	4,859	153,253	(22.9)
Dime Community Bancshares, Inc.	9,885	203,631	(30.4)
Diversified Energy Co. PLC	127,756	150,114	(22.4)
DMC Global, Inc.	904	17,122	(2.6)
Domo, Inc.	12,606	200,183	(29.9)
Dorian LPG Ltd.	20,359	452,377	(67.5)
Duckhorn Portfolio, Inc.	96,692	1,460,049	(217.8)
Ducommun, Inc.	4,606	230,300	(34.4)
Dycom Industries, Inc.	4,093	379,094	(56.6)
Dyne Therapeutics, Inc.	6,792	70,365	(10.5)
Eagle Pharmaceuticals, Inc.	9,817	275,661	(41.1)
EchoStar Corp.	47,762	815,297	(121.6)
Ecovyst, Inc.	61,447	697,423	(104.1)
Editas Medicine, Inc.	17,148	139,928	(20.9)
Elme Communities	22,763	392,206	(58.5)
Embecta Corp.	7,677	213,037	(31.8)
Emergent BioSolutions, Inc.	32,111	283,540	(42.3)
Enanta Pharmaceuticals, Inc.	1,086	38,607	(5.8)
Encore Wire Corp.	1,088	170,087	(25.4)
Energy Recovery, Inc.	28,873	650,509	(97.1)
Enerpac Tool Group Corp.	13,954	331,547	(49.5)
Enfusion, Inc.	1,072	8,983	(1.3)
Ennis, Inc.	568	11,036	(1.6)
Enova International, Inc.	13,815	606,755	(90.5)
EnPro Industries, Inc.	196	18,477	(2.8)
Enstar Group Ltd.	662	159,277	(23.8)
EPR Properties	26,368	1,106,401	(165.1)
Equitrans Midstream Corp.	36,123	186,033	(27.8)
Equity Bancshares, Inc.	668	15,731	(2.3)
ESCO Technologies, Inc.	3,288	307,658	(45.9)
Essent Group Ltd.	5,591	237,450	(35.4)

26	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

United States (continued)
Ethan Allen Interiors, Inc.	22,006	$614,628	(91.7)%
Eventbrite, Inc.	55,993	407,069	(60.7)
Everbridge, Inc.	6,915	181,726	(27.1)
Everi Holdings, Inc.	10,908	165,802	(24.7)
eXp World Holdings, Inc.	25,839	302,058	(45.1)
Exponent, Inc.	10,024	922,709	(137.7)
Extreme Networks, Inc.	44,521	791,583	(118.1)
EZCORP, Inc.	11,414	98,275	(14.7)
Fate Therapeutics, Inc.	57,805	350,876	(52.3)
FibroGen, Inc.	7,726	132,269	(19.7)
Financial Institutions, Inc.	2	35	(0.0)
First Bancshares, Inc.	4,593	115,284	(17.2)
First Busey Corp.	13,531	245,994	(36.7)
First Financial Corp.	1,528	52,792	(7.9)
First Foundation, Inc.	10,111	63,598	(9.5)
First Hawaiian, Inc.	11,816	225,804	(33.7)
First Interstate BancSystem, Inc.	18,537	474,362	(70.8)
First Mid Bancshares, Inc.	472	12,442	(1.9)
First of Long Island Corp.	12,051	140,997	(21.0)
Fiverr International Ltd.	14,499	529,503	(79.0)
Flushing Financial Corp.	19,873	239,072	(35.7)
Forrester Research, Inc.	1,650	51,051	(7.6)
Franklin BSP Realty Trust, Inc.	5,540	69,970	(10.4)
Franklin Covey Co.	11,996	440,493	(65.7)
Franklin Electric Co., Inc.	2,365	211,597	(31.6)
FTAI Aviation Ltd.	13,683	389,281	(58.1)
Fulton Financial Corp.	20,534	244,971	(36.5)
FutureFuel Corp.	885	6,638	(1.0)
GATX Corp.	5,557	632,998	(94.4)
Genco Shipping & Trading Ltd.	16,921	260,753	(38.9)
Genesco, Inc.	6,862	237,837	(35.5)
Gentherm, Inc.	2,651	158,132	(23.6)
GEO Group, Inc.	6,683	50,323	(7.5)
Gibraltar Industries, Inc.	3,281	164,181	(24.5)
Gladstone Land Corp.	5,115	82,403	(12.3)
Global Industrial Co.	13,602	362,493	(54.1)
GMS, Inc.	2,401	139,402	(20.8)
Gogo, Inc.	1,736	23,280	(3.5)
Golden Entertainment, Inc.	11,727	494,410	(73.8)
GoodRx Holdings, Inc.	62,040	289,727	(43.2)
Goosehead Insurance, Inc.	3,927	225,803	(33.7)
GoPro, Inc., Class A	161,767	692,363	(103.3)
Grand Canyon Education, Inc.	487	57,807	(8.6)
Granite Point Mortgage Trust, Inc.	9,956	44,503	(6.6)
Gray Television, Inc.	23,207	178,926	(26.7)
Great Lakes Dredge & Dock Corp.	10,550	60,452	(9.0)
Greif, Inc.	294	23,150	(3.5)
Griffon Corp.	5,249	149,334	(22.3)
Group 1 Automotive, Inc.	1,883	422,696	(63.1)
Guardant Health, Inc.	24,009	541,643	(80.8)
H&E Equipment Services, Inc.	2,280	83,220	(12.4)
Hackett Group, Inc.	11,540	214,182	(32.0)
Hain Celestial Group, Inc.	9,983	178,995	(26.7)
Hamilton Lane, Inc., Class A	1,821	134,171	(20.0)
Hancock Whitney Corp.	9,092	332,040	(49.5)
Hanesbrands, Inc.	13,450	70,478	(10.5)
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	5,235	148,569	(22.2)
Harmony Biosciences Holdings, Inc.	17,567	566,360	(84.5)
Harsco Corp.	20,821	143,040	(21.3)
Haverty Furniture Cos., Inc.	6,137	184,969	(27.6)
Hawaiian Holdings, Inc.	63,020	524,957	(78.3)

Security	Shares	Value	% of Basket Value

United States (continued)
HBT Financial, Inc.	4,917	$86,736	(12.9)%
Healthcare Services Group, Inc.	6,779	105,820	(15.8)
Heartland Financial USA, Inc.	2,857	93,024	(13.9)
Heidrick & Struggles International, Inc.	7,875	197,741	(29.5)
Helen of Troy Ltd.	4,191	420,525	(62.7)
Helix Energy Solutions Group, Inc.	39,580	286,955	(42.8)
Herbalife Ltd.	8,091	120,232	(17.9)
Heron Therapeutics, Inc.	25,993	62,123	(9.3)
Hingham Institution For Savings The	163	31,713	(4.7)
Horizon Bancorp, Inc.	39,118	411,913	(61.5)
Hub Group, Inc., Class A	7,262	547,555	(81.7)
Huron Consulting Group, Inc.	4,855	411,655	(61.4)
I3 Verticals, Inc., Class A	5,417	125,945	(18.8)
IDT Corp.	9,546	317,023	(47.3)
IGM Biosciences, Inc.	3,243	35,122	(5.2)
iHeartMedia, Inc.	11,250	39,038	(5.8)
ImmunoGen, Inc.	33,784	182,096	(27.2)
Independent Bank Corp.	10,243	182,530	(27.2)
Independent Bank Group, Inc.	3,345	121,691	(18.2)
Infinera Corp.	10,943	69,269	(10.3)
Innoviva, Inc.	2,211	25,935	(3.9)
Inovio Pharmaceuticals, Inc.	3,229	2,494	(0.4)
Integer Holdings Corp.	1,019	83,915	(12.5)
Inter Parfums, Inc.	2,627	398,752	(59.5)
Intercept Pharmaceuticals, Inc.	12,631	218,769	(32.6)
Interface, Inc.	13,927	109,188	(16.3)
International Bancshares Corp.	7,237	308,803	(46.1)
International Seaways, Inc.	3,112	123,920	(18.5)
Iovance Biotherapeutics, Inc.	5,353	30,191	(4.5)
Ironwood Pharmaceuticals, Inc.	43,474	452,564	(67.5)
J & J Snack Foods Corp.	511	78,285	(11.7)
Jamf Holding Corp.	11,590	219,283	(32.7)
Janus International Group, Inc.	42,319	380,871	(56.8)
JELD-WEN Holding, Inc.	9,794	125,167	(18.7)
JetBlue Airways Corp.	88,955	635,139	(94.8)
John Bean Technologies Corp.	954	103,709	(15.5)
Johnson Outdoors, Inc.	692	40,136	(6.0)
Kadant, Inc.	5,255	976,537	(145.7)
Kaiser Aluminum Corp.	2,134	140,246	(20.9)
Kaman Corp.	707	15,603	(2.3)
KAR Auction Services, Inc.	15,120	204,725	(30.5)
Karyopharm Therapeutics, Inc.	7,872	28,182	(4.2)
Kearny Financial Corp.	16,707	130,148	(19.4)
Kennametal, Inc.	10,794	280,212	(41.8)
Kforce, Inc.	733	43,350	(6.5)
Knowles Corp.	33,405	563,876	(84.1)
Kodiak Sciences, Inc.	3,393	14,861	(2.2)
Kohl’s Corp.	19,551	430,709	(64.3)
Kontoor Brands, Inc.	6,413	289,675	(43.2)
Korn Ferry	9,528	457,535	(68.3)
Kratos Defense & Security Solutions, Inc.	6,908	89,113	(13.3)
Kura Oncology, Inc.	28,695	279,489	(41.7)
Ladder Capital Corp.	12,717	118,904	(17.7)
Laureate Education, Inc.	30,973	383,755	(57.3)
La-Z-Boy, Inc.	10,306	296,091	(44.2)
LeMaitre Vascular, Inc.	10,410	562,140	(83.9)
LendingTree, Inc.	12,914	307,741	(45.9)
Liberty Media Corp.-Liberty Braves	3,264	127,851	(19.1)
Ligand Pharmaceuticals, Inc.	5,455	416,489	(62.1)
Lindsay Corp.	4,043	488,152	(72.8)
Lions Gate Entertainment Corp.	16,123	185,415	(27.7)
LivaNova PLC	23,253	1,113,819	(166.2)

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

United States (continued)
Live Oak Bancshares, Inc.	6,164	$145,224	(21.7)%
LivePerson, Inc.	61,915	286,666	(42.8)
LiveRamp Holdings, Inc.	15,485	373,034	(55.7)
LSB Industries, Inc.	13,370	119,394	(17.8)
Lumen Technologies, Inc.	73,476	174,138	(26.0)
LXP Industrial Trust	45,087	423,818	(63.2)
Macerich Co.	12,106	120,939	(18.0)
Malibu Boats, Inc., Class A	2,453	139,208	(20.8)
Manitowoc Co., Inc.	2,080	31,803	(4.7)
Marcus Corp.	30,224	529,524	(79.0)
MarineMax, Inc.	4,746	138,204	(20.6)
Marten Transport Ltd.	12,958	261,622	(39.0)
Masonite International Corp.	1,371	125,323	(18.7)
Matson, Inc.	5,017	341,307	(50.9)
MaxLinear, Inc.	12,143	293,011	(43.7)
McGrath RentCorp	39	3,466	(0.5)
MDC Holdings, Inc.	4,979	203,990	(30.4)
MediaAlpha, Inc., Class A	821	6,075	(0.9)
Medifast, Inc.	4,503	412,700	(61.6)
Mercantile Bank Corp.	955	26,797	(4.0)
Merchants Bancorp/IN	6,547	151,890	(22.7)
Mercury General Corp.	18,984	577,303	(86.1)
MFA Financial, Inc.	47,968	512,778	(76.5)
MGE Energy, Inc.	2,219	169,998	(25.4)
MGP Ingredients, Inc.	8,704	858,911	(128.1)
Midland States Bancorp, Inc.	12,809	256,180	(38.2)
MidWestOne Financial Group, Inc.	7,715	159,701	(23.8)
Mister Car Wash, Inc.	14,399	126,999	(18.9)
Mitek Systems, Inc.	3,106	28,016	(4.2)
Model N, Inc.	2,295	70,686	(10.5)
ModivCare, Inc.	853	54,251	(8.1)
Momentive Global, Inc.	8,651	81,233	(12.1)
Monarch Casino & Resort, Inc.	9,921	688,121	(102.7)
Moog, Inc., Class A	476	42,892	(6.4)
Movado Group, Inc.	3,796	97,254	(14.5)
Mr Cooper Group, Inc.	7,784	360,399	(53.8)
MRC Global, Inc.	6,877	66,982	(10.0)
MSA Safety, Inc.	2,711	351,752	(52.5)
Myers Industries, Inc.	8,021	151,998	(22.7)
MYR Group, Inc.	3,385	433,246	(64.6)
Myriad Genetics, Inc.	433	9,219	(1.4)
Nabors Industries Ltd.	3,884	387,390	(57.8)
Napco Security Technologies, Inc.	10,206	316,386	(47.2)
National Beverage Corp.	12,421	617,324	(92.1)
National HealthCare Corp.	3,414	197,705	(29.5)
National Research Corp.	615	26,771	(4.0)
National Vision Holdings, Inc.	19,561	411,563	(61.4)
Navient Corp.	10,218	169,006	(25.2)
Nektar Therapeutics	29,072	21,871	(3.3)
NeoGenomics, Inc.	8,302	121,375	(18.1)
NETGEAR, Inc.	11,643	164,516	(24.5)
Nevro Corp.	15,572	455,792	(68.0)
New York Mortgage Trust, Inc.	8,009	82,333	(12.3)
Newmark Group, Inc.	18,319	116,142	(17.3)
NexPoint Residential Trust, Inc.	17,232	739,770	(110.4)
NextEra Energy Partners LP	8,987	516,842	(77.1)
NextGen Healthcare, Inc.	21,058	352,511	(52.6)
Nordstrom, Inc.	29,946	462,965	(69.1)
NOW, Inc.	31,099	331,826	(49.5)
Nurix Therapeutics, Inc.	3,418	32,915	(4.9)
NV5 Global, Inc.	954	90,372	(13.5)
Oceaneering International, Inc.	19,570	346,976	(51.8)

Security	Shares	Value	% of Basket Value

United States (continued)
Oil States International, Inc.	11,820	$83,213	(12.4)%
Omega Flex, Inc.	414	45,544	(6.8)
OmniAb, Inc., 12.50 Earnout Shares	518	—	0.0
OmniAb, Inc., 15.00 Earnout Shares	518	—	0.0
Organogenesis Holdings, Inc.	3,191	6,542	(1.0)
Oscar Health, Inc.	10,488	70,584	(10.5)
OSI Systems, Inc.	2,297	259,469	(38.7)
Outfront Media, Inc.	31,836	530,388	(79.1)
Owens & Minor, Inc.	7,338	114,033	(17.0)
Oxford Industries, Inc.	5,563	574,046	(85.6)
Pacira BioSciences, Inc.	11,401	516,579	(77.1)
Pactiv Evergreen, Inc.	1,504	11,882	(1.8)
PagerDuty, Inc.	1,160	34,870	(5.2)
Palomar Holdings, Inc.	4,625	232,453	(34.7)
Papa John’s International, Inc.	1,102	82,419	(12.3)
Par Pacific Holdings, Inc.	3,633	85,121	(12.7)
Park Hotels & Resorts, Inc.	72,209	870,118	(129.8)
Patterson-UTI Energy, Inc.	10,139	113,455	(16.9)
Payoneer Global, Inc.	24,115	131,668	(19.6)
PC Connection, Inc.	932	37,532	(5.6)
Pebblebrook Hotel Trust	12,684	180,493	(26.9)
PennyMac Financial Services, Inc.	2,966	185,345	(27.7)
Peoples Bancorp, Inc.	110	2,867	(0.4)
Perdoceo Education Corp.	7,017	91,081	(13.6)
Petco Health & Wellness Co., Inc.	21,479	213,931	(31.9)
PGT Innovations, Inc.	3,646	93,556	(14.0)
Photronics, Inc.	36,640	529,814	(79.0)
Pilgrim’s Pride Corp.	11,712	267,151	(39.9)
PJT Partners, Inc.	4,282	294,473	(43.9)
Plains GP Holdings LP, Class A	52,017	697,028	(104.0)
Playa Hotels & Resorts NV	39,550	368,211	(54.9)
PMV Pharmaceuticals, Inc.	15,083	69,533	(10.4)
Point Biopharma Global, Inc.	6,291	48,692	(7.3)
Poseida Therapeutics, Inc.	1,797	4,744	(0.7)
PowerSchool Holdings, Inc., Class A	1,057	22,070	(3.3)
Premier Financial Corp.	12,463	207,010	(30.9)
Prestige Consumer Healthcare, Inc.	11,347	698,181	(104.2)
PriceSmart, Inc.	3,216	236,955	(35.4)
PROS Holdings, Inc.	10,308	292,438	(43.6)
Protagonist Therapeutics, Inc.	6,027	136,210	(20.3)
Q2 Holdings, Inc.	13,782	339,313	(50.6)
QCR Holdings, Inc.	1,442	59,699	(8.9)
Quaker Chemical Corp.	1,005	187,563	(28.0)
Quanex Building Products Corp.	8,370	159,867	(23.9)
Qurate Retail, Inc., Series A	10,460	8,332	(1.2)
RadNet, Inc.	4,555	125,991	(18.8)
Rayonier, Inc.	5,785	181,418	(27.1)
RCI Hospitality Holdings, Inc.	367	27,488	(4.1)
RE/MAX Holdings, Inc., Class A	18,469	356,636	(53.2)
Red Rock Resorts, Inc.	4,438	216,574	(32.3)
REGENXBIO, Inc., Registered Shares	14,217	275,241	(41.1)
Repay Holdings Corp.	11,025	69,127	(10.3)
Retail Opportunity Investments Corp.	35,350	460,611	(68.7)
Revolve Group, Inc.	10,718	221,327	(33.0)
REX American Resources Corp.	6,833	193,306	(28.8)
RLJ Lodging Trust	33,722	340,592	(50.8)
RMR Group, Inc., Class A	15,633	371,284	(55.4)
RPC, Inc.	3,918	28,954	(4.3)
RPT Realty	4,243	39,460	(5.9)
Rush Enterprises, Inc.	5,268	308,599	(46.0)
Rush Enterprises, Inc., Class A	14,901	791,392	(118.1)
Ruth’s Hospitality Group, Inc.	37,517	606,275	(90.5)

28	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

United States (continued)
Safehold, Inc.	12,977	$359,722	(53.7)%
Sangamo Therapeutics, Inc.	22,322	32,813	(4.9)
Sanmina Corp.	26,116	1,364,822	(203.6)
Saul Centers, Inc.	418	15,061	(2.2)
ScanSource, Inc.	4,056	110,932	(16.5)
Schneider National, Inc.	32,922	861,569	(128.5)
Schnitzer Steel Industries, Inc.	23,031	665,366	(99.3)
SEMrush Holdings, Inc., Class A	7,671	74,102	(11.1)
Semtech Corp.	29,446	573,903	(85.6)
Sensient Technologies Corp.	5,804	432,166	(64.5)
Seritage Growth Properties	5,285	39,585	(5.9)
Service Properties Trust	8,283	72,642	(10.8)
ServisFirst Bancshares, Inc.	499	25,200	(3.8)
Shoe Carnival, Inc.	3,892	90,489	(13.5)
Shutterstock, Inc.	9,890	662,630	(98.9)
Shyft Group, Inc.	9,154	229,582	(34.3)
Silk Road Medical, Inc.	5,103	224,634	(33.5)
Simpson Manufacturing Co., Inc.	4,554	572,802	(85.5)
Simulations Plus, Inc.	2,727	113,852	(17.0)
Sinclair Broadcast Group, Inc., Class A	3,544	70,490	(10.5)
Six Flags Entertainment Corp.	24,096	584,810	(87.3)
SkyWest, Inc.	5,034	142,462	(21.3)
Sleep Number Corp.	2,896	65,305	(9.7)
SmartFinancial, Inc.	1,364	29,381	(4.4)
SolarWinds Corp.	9,474	81,666	(12.2)
Sonic Automotive, Inc., Class A	2,673	119,002	(17.8)
South Plains Financial, Inc.	389	7,986	(1.2)
Sovos Brands, Inc.	5,660	97,069	(14.5)
SpartanNash Co.	19,662	482,112	(71.9)
Sportsman’s Warehouse Holdings, Inc.	2,604	16,197	(2.4)
Sprinklr, Inc.	1,573	18,813	(2.8)
Sprout Social, Inc., Class A	5,420	266,989	(39.8)
SPX Technologies, Inc.	6,183	393,733	(58.7)
STAAR Surgical Co.	1,182	83,296	(12.4)
Standard Motor Products, Inc.	7,852	282,751	(42.2)
Standex International Corp.	2,731	335,394	(50.0)
Steelcase, Inc.	3,416	27,328	(4.1)
Stepan Co.	2,588	238,614	(35.6)
Sterling Check Corp.	1,268	14,252	(2.1)
Sterling Infrastructure, Inc.	10,885	401,874	(60.0)
Steven Madden Ltd.	1,731	60,654	(9.0)
Stoneridge, Inc.	3,118	58,712	(8.8)
StoneX Group, Inc.	1,048	102,777	(15.3)
Summit Hotel Properties, Inc.	6,348	40,881	(6.1)
SunCoke Energy, Inc.	8,722	67,857	(10.1)
Sunnova Energy International, Inc.	3,813	68,481	(10.2)
SunPower Corp.	3,864	51,082	(7.6)
Supernus Pharmaceuticals, Inc.	7,218	266,055	(39.7)
Sylvamo Corp.	3,298	151,114	(22.5)
Talos Energy, Inc.	9,430	128,531	(19.2)
Tandem Diabetes Care, Inc.	9,482	375,298	(56.0)
Target Hospitality Corp.	5,590	70,490	(10.5)
TechTarget, Inc.	13,044	444,670	(66.3)
Tellurian, Inc.	7,040	9,997	(1.5)
Theravance Biopharma, Inc.	12,216	132,299	(19.7)
Thermon Group Holdings, Inc.	4,106	85,323	(12.7)
Thryv Holdings, Inc.	5,186	116,478	(17.4)
Titan International, Inc.	5,825	56,852	(8.5)
Titan Machinery, Inc.	8,998	282,087	(42.1)
TPG RE Finance Trust, Inc.	21,956	156,546	(23.4)

Security	Shares	Value	% of Basket Value

United States (continued)
Transcat, Inc.	1,473	$112,375	(16.8)%
Travere Therapeutics, Inc.	25,465	549,280	(81.9)
Treace Medical Concepts, Inc.	9,210	225,553	(33.7)
Tri Pointe Homes, Inc.	8,208	235,405	(35.1)
Trinity Industries, Inc.	5,060	121,187	(18.1)
Trinseo PLC	1,966	35,624	(5.3)
TripAdvisor, Inc.	2,242	39,751	(5.9)
Triumph Financial, Inc.	3,004	156,088	(23.3)
Triumph Group, Inc.	8,476	91,626	(13.7)
TTM Technologies, Inc.	4,716	55,696	(8.3)
Turning Point Brands, Inc.	58,963	1,402,730	(209.3)
Tutor Perini Corp.	22,611	119,838	(17.9)
Twist Bioscience Corp.	5,867	73,220	(10.9)
Ultragenyx Pharmaceutical, Inc.	16,794	733,394	(109.4)
UMB Financial Corp.	273	17,366	(2.6)
Under Armour, Inc.	15,861	127,522	(19.0)
United States Cellular Corp.	10,422	221,363	(33.0)
United States Lime & Minerals, Inc.	129	20,756	(3.1)
Uniti Group, Inc.	13,663	46,727	(7.0)
Unitil Corp.	10,647	591,867	(88.3)
Universal Insurance Holdings, Inc.	697	10,748	(1.6)
Univest Financial Corp.	9,040	181,885	(27.1)
Urban Edge Properties	8,563	125,619	(18.7)
US Physical Therapy, Inc.	2,351	250,287	(37.3)
US Silica Holdings, Inc.	43,251	564,426	(84.2)
USANA Health Sciences, Inc.	11,086	735,778	(109.8)
Utz Brands, Inc.	4,374	82,712	(12.3)
UWM Holdings Corp.	13,430	80,580	(12.0)
Vanda Pharmaceuticals, Inc.	25,046	153,782	(22.9)
Varex Imaging Corp.	17,339	307,594	(45.9)
Varonis Systems, Inc.	907	21,006	(3.1)
Vector Group Ltd.	137,667	1,753,878	(261.7)
Veeco Instruments, Inc.	17,250	317,745	(47.4)
Veracyte, Inc.	5,330	120,671	(18.0)
Veradigm, Inc.	68,845	859,874	(128.3)
Vericel Corp.	8,186	257,941	(38.5)
Veritiv Corp.	2,157	247,775	(37.0)
Vertex, Inc., Class A	1,680	34,692	(5.2)
Vicor Corp.	4,130	177,466	(26.5)
Victory Capital Holdings, Inc., Class A	14,363	438,646	(65.4)
Vimeo, Inc.	3,557	11,703	(1.7)
Virtus Investment Partners, Inc.	218	39,722	(5.9)
Vishay Precision Group, Inc.	2,745	103,047	(15.4)
Vital Farms, Inc.	6,879	88,602	(13.2)
Wabash National Corp.	5,806	149,040	(22.2)
Walker & Dunlop, Inc.	3,285	221,113	(33.0)
Warby Parker, Inc.	10,740	113,092	(16.9)
Warrior Met Coal, Inc.	9,148	316,246	(47.2)
Washington Trust Bancorp, Inc.	4,781	134,394	(20.0)
Watts Water Technologies, Inc., Class A	2,724	440,553	(65.7)
Weis Markets, Inc.	3,806	313,957	(46.8)
Whitestone REIT	33,648	301,150	(44.9)
Winmark Corp.	3,660	1,222,147	(182.3)
World Acceptance Corp.	762	76,886	(11.5)
World Fuel Services Corp.	26,781	633,103	(94.5)
Xencor, Inc.	12,971	342,953	(51.2)
Xerox Holdings Corp.	53,913	844,817	(126.0)
Yelp, Inc.	34,190	1,022,965	(152.6)
Yext, Inc.	18,987	166,706	(24.9)
Zeta Global Holdings Corp.	9,168	89,021	(13.3)

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

United States (continued)
ZipRecruiter, Inc.	24,449	$414,166	(61.8)%
Zumiez, Inc.	25,572	447,126	(66.7)
Zynex, Inc.	1,060	12,126	(1.8)

		135,743,654

Preferred Stocks

Germany
Kloeckner & Co. SE	76,146	841,531	(125.6)
Schaeffler AG	18,354	132,739	(19.8)

		974,270

Total Reference Entity — Long		274,632,931

Reference Entity — Short

Common Stocks

Australia
ARB Corp. Ltd.	(13,030)	(278,544)	41.6
AUB Group Ltd.	(7,485)	(137,273)	20.5
Australian Clinical Labs Ltd.	(126,103)	(296,088)	44.2
Bapcor Ltd.	(56,022)	(244,625)	36.5
Bellevue Gold Ltd.	(256,138)	(240,610)	35.9
Breville Group Ltd.	(44,710)	(614,612)	91.7
Brickworks Ltd.	(7,813)	(130,081)	19.4
BWP Trust	(45,366)	(117,020)	17.5
Capricorn Metals Ltd.	(167,865)	(494,281)	73.7
Centuria Capital Group	(3)	(3)	0.0
Chalice Mining Ltd.	(32,321)	(171,946)	25.7
Collins Foods Ltd.	(10,146)	(58,536)	8.7
Corporate Travel Management Ltd.	(36,690)	(513,685)	76.6
Costa Group Holdings Ltd.	(47,478)	(78,841)	11.8
De Grey Mining Ltd.	(180,490)	(193,856)	28.9
Dicker Data Ltd.	(15,439)	(83,607)	12.5
G8 Education Ltd.	(30,956)	(25,084)	3.7
Gold Road Resources Ltd.	(125,457)	(156,205)	23.3
GUD Holdings Ltd.	(30,464)	(194,458)	29.0
Hansen Technologies Ltd.	(3,371)	(10,104)	1.5
HomeCo Daily Needs REIT	(137,536)	(110,019)	16.4
Ingenia Communities Group	(136,038)	(387,984)	57.9
Inghams Group Ltd.	(106,242)	(198,459)	29.6
Integral Diagnostics Ltd.	(4,712)	(9,878)	1.5
IRESS Ltd.	(9,410)	(64,699)	9.6
Leo Lithium Ltd.	(103,393)	(36,337)	5.4
Link Administration Holdings Ltd.	(73,110)	(103,218)	15.4
Megaport Ltd.	(32,888)	(124,417)	18.6
Mincor Resources NL	(7,103)	(6,644)	1.0
nib holdings Ltd.	(13,003)	(66,765)	10.0
Nine Entertainment Co. Holdings Ltd.	(222,495)	(307,119)	45.8
NRW Holdings Ltd.	(14,014)	(22,537)	3.4
Omni Bridgeway Ltd.	(37,884)	(57,808)	8.6
Paladin Energy Ltd.	(240,665)	(105,917)	15.8
PEXA Group Ltd.	(61,120)	(542,798)	81.0
Select Harvests Ltd.	(13,225)	(38,833)	5.8
Sigma Healthcare Ltd.	(78,283)	(36,357)	5.4
Super Retail Group Ltd.	(17,183)	(155,174)	23.1
United Malt Grp Ltd.	(152,955)	(448,432)	66.9

		(6,862,854)

Austria
CA Immobilien Anlagen AG	(11,792)	(340,664)	50.8

Security	Shares	Value	% of Basket Value

Austria (continued)
EVN AG	(4,219)	$(101,243)	15.1%
Semperit AG Holding	(16,397)	(428,835)	64.0

		(870,742)

Bahamas
OneSpaWorld Holdings Ltd.	(6,575)	(78,900)	11.8

Belgium
Aedifica SA	(7,881)	(655,494)	97.8
Bekaert SA	(5,207)	(241,362)	36.0
bpost SA	(16,081)	(78,684)	11.7
Cofinimmo SA	(4,648)	(442,220)	66.0
Deme Group NV	(1,432)	(188,663)	28.2
Intervest Offices & Warehouses NV	(2,825)	(58,091)	8.7
KBC Ancora	(388)	(18,592)	2.8
Kinepolis Group NV	(9,327)	(470,077)	70.1
Recticel SA	(4,064)	(57,615)	8.6
Tessenderlo Group SA	(10,676)	(352,202)	52.5
VGP NV	(5,205)	(542,598)	81.0
Xior Student Housing NV	(3,316)	(104,855)	15.6

		(3,210,453)

Bermuda
Cool Co. Ltd.	(11,818)	(145,206)	21.7
SiriusPoint Ltd.	(2,238)	(19,448)	2.9

		(164,654)

Canada
Absolute Software Corp.	(5,237)	(40,598)	6.1
ADENTRA, Inc.	(6,318)	(120,589)	18.0
Ag Growth International, Inc.	(3,270)	(142,131)	21.2
Allied Properties Real Estate Investment Trust	(12,243)	(204,522)	30.5
Altus Group Ltd.	(6,664)	(262,916)	39.2
Andlauer Healthcare Group, Inc.	(828)	(31,281)	4.7
ATS Corp.	(9,799)	(417,511)	62.3
Aurinia Pharmaceuticals, Inc.	(71,351)	(802,699)	119.8
BELLUS Health, Inc.	(1,458)	(20,948)	3.1
Brookfield Reinsurance Ltd.	(4,216)	(135,835)	20.3
Calian Group Ltd.	(274)	(12,623)	1.9
Canadian Western Bank	(40,210)	(716,684)	106.9
Cascades, Inc.	(9,137)	(73,971)	11.0
CES Energy Solutions Corp.	(8,240)	(16,257)	2.4
Choice Properties Real Estate Investment Trust	(48,274)	(518,341)	77.3
Chorus Aviation, Inc.	(16,054)	(34,964)	5.2
Cogeco, Inc.	(7,743)	(327,490)	48.9
Converge Technology Solutions Corp.	(102,371)	(247,681)	37.0
Definity Financial Corp.	(13,237)	(356,727)	53.2
Dream Office Real Estate Investment Trust	(2,620)	(25,611)	3.8
Enghouse Systems Ltd.	(962)	(26,307)	3.9
Exchange Income Corp.	(16,906)	(647,298)	96.6
Extendicare, Inc.	(160,686)	(762,404)	113.7
Fiera Capital Corp.	(2,110)	(11,496)	1.7
Filo Mining Corp.	(26,734)	(441,821)	65.9
GDI Integrated Facility Services, Inc.	(2,675)	(86,355)	12.9
Headwater Exploration, Inc.	(58,674)	(267,580)	39.9
InterRent Real Estate Investment Trust	(9,561)	(90,873)	13.6
Jamieson Wellness, Inc.	(6,071)	(148,979)	22.2
Killam Apartment Real Estate Investment Trust	(9,559)	(118,022)	17.6
Labrador Iron Ore Royalty Corp.	(8,691)	(194,696)	29.1
Lassonde Industries, Inc.	(1,172)	(83,383)	12.4
Maple Leaf Foods, Inc.	(23,869)	(485,986)	72.5
Minto Apartment Real Estate Investment Trust	(2,469)	(25,655)	3.8

30	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

Canada (continued)
MTY Food Group, Inc.	(6,143)	$(265,007)	39.5%
Neighbourly Pharmacy, Inc.	(1,327)	(20,681)	3.1
Nexus Industrial REIT	(2,904)	(21,128)	3.2
North West Co., Inc.	(23,513)	(685,327)	102.3
NorthWest Healthcare Properties Real Estate Investment Trust	(19,231)	(114,930)	17.1
Orla Mining Ltd.	(8,777)	(39,384)	5.9
Osisko Mining, Inc.	(23,044)	(65,227)	9.7
Park Lawn Corp.	(5,313)	(102,736)	15.3
Pet Valu Holdings Ltd.	(41,739)	(1,110,523)	165.7
Premium Brands Holdings Corp.	(6,603)	(492,548)	73.5
Primaris Real Estate Investment Trust	(16,259)	(159,287)	23.8
Seabridge Gold, Inc.	(13,564)	(188,890)	28.2
Sienna Senior Living, Inc.	(61,536)	(491,874)	73.4
SilverCrest Metals, Inc.	(2,205)	(14,342)	2.1
Spartan Delta Corp.	(58,906)	(664,199)	99.1
Stella-Jones, Inc.	(12,511)	(486,452)	72.6
StorageVault Canada, Inc.	(101,134)	(429,318)	64.1
Surge Energy, Inc.	(1,013)	(6,514)	1.0
Timbercreek Financial Corp.	(14,951)	(86,391)	12.9
Trisura Group Ltd.	(6,481)	(148,825)	22.2
Westshore Terminals Investment Corp.	(1,141)	(23,181)	3.5
Winpak Ltd.	(14,098)	(467,436)	69.7
Xenon Pharmaceuticals, Inc.	(10,922)	(439,938)	65.6

		(14,424,372)

China
TI Fluid Systems PLC	(93,900)	(123,289)	18.4
Yanlord Land Group Ltd.	(1,600)	(1,019)	0.1

		(124,308)

Colombia
Frontera Energy Corp.	(3,341)	(31,397)	4.7

Costa Rica
Establishment Labs Holdings, Inc.	(3,871)	(269,770)	40.2

Cyprus
Atalaya Mining PLC	(13,815)	(56,669)	8.5

Denmark
Alm Brand A/S	(273,050)	(502,999)	75.0
Netcompany Group A/S	(4,116)	(158,634)	23.7
NTG Nordic Transport Group A/S	(3,007)	(159,249)	23.8
Ringkjoebing Landbobank A/S	(5,343)	(748,019)	111.6
Solar A/S, B Shares	(154)	(12,545)	1.9
Topdanmark AS	(16,142)	(848,068)	126.5
Zealand Pharma A/S	(17,554)	(591,038)	88.2

		(3,020,552)

Egypt
Energean PLC	(33,200)	(510,014)	76.1

Finland
Aktia Bank OYJ	(13,308)	(133,297)	19.9
Anora Group OYJ	(16,393)	(95,380)	14.3
Jervois Global Ltd.	(435,872)	(25,664)	3.8
Konecranes OYJ	(6,859)	(267,567)	39.9
Metsa Board OYJ	(14,867)	(106,747)	15.9
Musti Group OYJ	(1,848)	(38,133)	5.7
Oriola OYJ	(8,788)	(14,019)	2.1

Security	Shares	Value	% of Basket Value

Finland (continued)
Sanoma OYJ	(28,895)	$(249,472)	37.2%
TietoEVRY OYJ	(7,515)	(239,070)	35.7
Tokmanni Group Corp.	(70,767)	(964,586)	143.9

		(2,133,935)

France
ABC arbitrage	(4,150)	(27,591)	4.1
Altarea SCA	(558)	(72,729)	10.9
Alten SA	(3,836)	(649,401)	96.9
Antin Infrastructure Partners SA	(20,354)	(342,038)	51.0
Carmila SA	(4,159)	(70,099)	10.5
Chargeurs SA	(11,864)	(194,027)	28.9
Coface SA	(32,616)	(497,098)	74.2
Derichebourg SA	(34,397)	(211,802)	31.6
Euroapi SA	(32,868)	(393,018)	58.6
Fnac Darty SA	(9,147)	(343,382)	51.2
Imerys SA	(12,654)	(518,004)	77.3
Maisons du Monde SA	(10,397)	(109,190)	16.3
Metropole Television SA	(9,748)	(156,647)	23.4
Societe BIC SA	(6,527)	(400,989)	59.8
Sopra Steria Group SACA	(2,495)	(537,760)	80.2
Trigano SA	(3,880)	(503,227)	75.1
Valneva SE	(4,211)	(20,368)	3.0
Virbac SA	(47)	(15,985)	2.4
Voltalia SA, Registered Shares	(11,846)	(179,356)	26.8

		(5,242,711)

Gambia
BW Energy Ltd.	(40,302)	(108,108)	16.1

Germany
About You Holding SE	(35,785)	(219,400)	32.7
Auto1 Group SE	(49,523)	(389,197)	58.1
BayWa AG	(7,932)	(338,118)	50.5
Borussia Dortmund GmbH & Co. KGaA	(25,065)	(124,863)	18.6
CANCOM SE	(10,409)	(373,345)	55.7
Ceconomy AG	(73,679)	(223,922)	33.4
Cewe Stiftung & Co. KGAA	(816)	(83,682)	12.5
CompuGroup Medical SE & Co. KgaA	(2,440)	(133,566)	19.9
Dermapharm Holding SE	(5,247)	(262,253)	39.1
DIC Asset AG	(18,486)	(140,118)	20.9
Energiekontor AG	(3,193)	(254,704)	38.0
Hamborner REIT AG	(28,125)	(220,896)	33.0
Hamburger Hafen und Logistik AG	(21,781)	(299,289)	44.7
Hypoport SE	(596)	(95,187)	14.2
Indus Holding AG	(7,481)	(220,594)	32.9
Instone Real Estate Group SE	(7,254)	(57,778)	8.6
Jenoptik AG	(8,488)	(269,762)	40.3
JOST Werke SE	(3,788)	(208,345)	31.1
KWS Saat SE & Co. KGaA	(170)	(10,974)	1.6
MBB SE	(582)	(52,825)	7.9
Medios AG	(1,521)	(30,384)	4.5
Mercer International, Inc.	(6,996)	(68,071)	10.2
Norma Group SE	(9,095)	(215,380)	32.1
PNE AG	(4,078)	(66,333)	9.9
Sirius Real Estate Ltd.	(308,644)	(308,478)	46.0
Softwareone Holding AG	(31,094)	(469,904)	70.1

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

Germany (continued)
Stroeer SE & Co. KGaA	(10,181)	$(555,905)	82.9%
Wuestenrot & Wuerttembergische AG	(6,568)	(118,960)	17.8

		(5,812,233)

Ghana
Kosmos Energy Ltd.	(39,582)	(253,325)	37.8
Tullow Oil PLC	(193,669)	(67,087)	10.0

		(320,412)

Hong Kong
SUNeVision Holdings Ltd.	(32,000)	(18,181)	2.7

Indonesia
Nickel Industries Ltd.	(84,745)	(53,954)	8.0

Ireland
C&C Group PLC	(399,065)	(775,203)	115.6
Cairn Homes PLC	(375,755)	(422,134)	63.0
Glenveagh Properties PLC	(25,595)	(26,562)	4.0
Greencore Group PLC	(11,099)	(11,811)	1.8
Keywords Studios PLC	(2,085)	(70,006)	10.4
Origin Enterprises PLC	(2,425)	(10,521)	1.6
Prothena Corp. PLC	(6,109)	(321,456)	47.9

		(1,637,693)

Israel
Clal Insurance Enterprises Holdings Ltd.	(9,863)	(151,085)	22.6
Doral Group Renewable Energy Resources Ltd.	(104,434)	(225,698)	33.7
Electra Consumer Products 1970 Ltd.	(1,062)	(24,961)	3.7
FIBI Holdings Ltd.	(292)	(10,844)	1.6
Innoviz Technologies Ltd.	(33,734)	(84,335)	12.6
Isracard Ltd.	(26,912)	(109,089)	16.3
JFrog Ltd.	(42,078)	(781,389)	116.6
Nano Dimension Ltd., ADR	(32,616)	(80,562)	12.0
Naphtha Israel Petroleum Corp. Ltd.	(29,630)	(126,112)	18.8
Perion Network Ltd.	(453)	(16,250)	2.4

		(1,610,325)

Italy
ACEA SpA	(6,820)	(99,577)	14.9
Ariston Holding NV	(4,881)	(55,497)	8.3
BFF Bank SpA	(24,471)	(234,456)	35.0
Danieli & C Officine Meccaniche SpA	(971)	(19,801)	2.9
Digital Bros SpA	(35,543)	(804,857)	120.1
doValue SpA	(39,085)	(273,231)	40.8
Enav SpA	(32,588)	(152,484)	22.7
Esprinet SpA	(2,661)	(23,472)	3.5
Fila SpA	(2,179)	(17,969)	2.7
Gruppo MutuiOnline SpA	(3,732)	(115,876)	17.3
GVS SpA	(41,104)	(279,275)	41.7
Illimity Bank SpA	(8,645)	(60,725)	9.1
Industrie De Nora SpA	(16,554)	(328,730)	49.0
MARR SpA	(4,288)	(66,894)	10.0
MFE-MediaForEurope NV	(612,627)	(288,221)	43.0
Salvatore Ferragamo SpA	(2,536)	(44,391)	6.6
Saras SpA	(179,932)	(231,562)	34.5
Tamburi Investment Partners SpA	(1,828)	(17,382)	2.6
Technogym SpA	(30,711)	(279,001)	41.6
Technoprobe SpA	(36,955)	(261,764)	39.0

		(3,655,165)

Japan
ADEKA Corp.	(30,300)	(521,870)	77.9
Advance Logistics Investment Corp.	(370)	(382,431)	57.1

Security	Shares	Value	% of Basket Value

Japan (continued)
Aeon Hokkaido Corp.	(50,600)	$(309,713)	46.2%
Aichi Financial Group, Inc.	(23,200)	(371,605)	55.4
Aiful Corp.	(32,400)	(89,882)	13.4
Airtrip Corp.	(14,000)	(287,296)	42.9
Alpha Systems, Inc.	(1,200)	(37,256)	5.6
Appier Group, Inc.	(20,800)	(240,961)	35.9
ARCLANDS Corp.	(40,200)	(464,314)	69.3
Arcs Co. Ltd.	(10,000)	(185,424)	27.7
ARTERIA Networks Corp.	(9,300)	(90,849)	13.6
Asahi Holdings, Inc.	(50,700)	(761,587)	113.6
Atom Corp.	(26,600)	(167,121)	24.9
Awa Bank Ltd.	(8,600)	(131,197)	19.6
Axial Retailing, Inc.	(7,200)	(190,615)	28.4
Belc Co. Ltd.	(5,100)	(235,010)	35.1
BML, Inc.	(9,700)	(222,172)	33.1
Bushiroad, Inc.	(12,600)	(84,288)	12.6
Canon Electronics, Inc.	(2,400)	(33,368)	5.0
Cawachi Ltd.	(13,800)	(241,311)	36.0
CellSource Co. Ltd.	(4,400)	(84,940)	12.7
Change Holdings, Inc.	(34,700)	(599,351)	89.4
Chiyoda Corp.	(102,300)	(307,872)	45.9
Chofu Seisakusho Co. Ltd.	(5,100)	(93,863)	14.0
Chudenko Corp.	(15,000)	(250,843)	37.4
CI Takiron Corp.	(14,100)	(52,985)	7.9
Colowide Co. Ltd.	(16,100)	(251,663)	37.5
Comforia Residential REIT, Inc.	(102)	(260,203)	38.8
CRE Logistics REIT, Inc.	(166)	(233,091)	34.8
Create Restaurants Holdings, Inc.	(7,200)	(53,601)	8.0
Cyberdyne, Inc.	(2,800)	(5,905)	0.9
Daiho Corp.	(7,800)	(228,484)	34.1
Daiki Aluminium Industry Co. Ltd.	(3,700)	(38,721)	5.8
Daikokutenbussan Co. Ltd.	(8,400)	(343,005)	51.2
Daishi Hokuetsu Financial Group, Inc.	(2,500)	(56,828)	8.5
Daiwabo Holdings Co. Ltd.	(9,900)	(190,484)	28.4
DCM Holdings Co. Ltd.	(29,200)	(312,063)	46.6
Demae-Can Co. Ltd.	(184,600)	(525,281)	78.4
Dexerials Corp.	(30,300)	(588,159)	87.7
Duskin Co. Ltd.	(15,800)	(395,251)	59.0
Earth Corp.	(4,900)	(183,166)	27.3
EDION Corp.	(47,800)	(479,717)	71.6
EM Systems Co. Ltd.	(16,700)	(98,394)	14.7
eRex Co. Ltd.	(4,000)	(52,168)	7.8
ES-Con Japan Ltd.	(47,500)	(309,287)	46.1
Exedy Corp.	(36,300)	(532,742)	79.5
Ferrotec Holdings Corp.	(9,800)	(226,099)	33.7
Freee KK	(3,000)	(87,558)	13.1
Fuji Seal International, Inc.	(16,700)	(193,498)	28.9
Fuji Soft, Inc.	(6,000)	(364,906)	54.4
Fujicco Co. Ltd.	(17,700)	(255,568)	38.1
Fujio Food Group, Inc.	(18,300)	(193,392)	28.9
Fujitec Co. Ltd.	(6,100)	(165,717)	24.7
Fujiya Co. Ltd.	(17,800)	(337,046)	50.3
Fukushima Galilei Co. Ltd.	(7,000)	(269,122)	40.1
Fukuyama Transporting Co. Ltd.	(5,300)	(144,468)	21.6
Furukawa Co. Ltd.	(9,300)	(93,731)	14.0
Globeride, Inc.	(11,700)	(218,737)	32.6
GMO Financial Gate, Inc.	(2,200)	(181,213)	27.0
GMO Financial Holdings, Inc.	(30,100)	(140,172)	20.9
GMO GlobalSign Holdings KK	(13,100)	(379,020)	56.5
Gunze Ltd.	(5,900)	(208,165)	31.1
Hakuto Co. Ltd.	(8,600)	(275,649)	41.1

32	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

Japan (continued)
Hazama Ando Corp.	(15,300)	$(102,984)	15.4%
Heiwa Real Estate REIT, Inc.	(305)	(364,316)	54.4
Heiwado Co. Ltd.	(12,600)	(195,240)	29.1
Hirata Corp.	(2,900)	(147,648)	22.0
HIS Co. Ltd.	(2,000)	(30,742)	4.6
Hokkaido Electric Power Co., Inc.	(79,600)	(305,886)	45.6
Hokuetsu Corp.	(130,900)	(883,183)	131.8
Hokuhoku Financial Group, Inc.	(47,000)	(345,250)	51.5
Hokuriku Electric Power Co.	(10,900)	(51,953)	7.7
Hokuto Corp.	(8,500)	(118,996)	17.8
Hoshino Resorts REIT, Inc.	(45)	(239,094)	35.7
Hyakugo Bank Ltd.	(162,300)	(477,945)	71.3
Ichibanya Co. Ltd.	(13,000)	(526,761)	78.6
Idec Corp.	(7,700)	(192,291)	28.7
Iino Kaiun Kaisha Ltd.	(12,100)	(92,902)	13.9
Inabata & Co. Ltd.	(19,200)	(399,685)	59.6
Inageya Co. Ltd.	(27,000)	(332,930)	49.7
Insource Co. Ltd.	(6,000)	(56,124)	8.4
Iriso Electronics Co. Ltd.	(2,800)	(97,821)	14.6
Itochu Enex Co. Ltd.	(8,700)	(75,912)	11.3
Itochu-Shokuhin Co. Ltd.	(3,500)	(143,101)	21.3
J Trust Co. Ltd.	(41,700)	(124,122)	18.5
Jaccs Co. Ltd.	(7,400)	(253,039)	37.8
Japan Display, Inc.	(31,900)	(9,856)	1.5
JDC Corp.	(21,100)	(97,363)	14.5
J-Oil Mills, Inc.	(19,200)	(232,355)	34.7
Joshin Denki Co. Ltd.	(12,000)	(182,511)	27.2
JTOWER, Inc.	(5,600)	(245,979)	36.7
Juroku Financial Group, Inc.	(5,400)	(121,945)	18.2
Kameda Seika Co. Ltd.	(16,100)	(546,877)	81.6
Kanamoto Co. Ltd.	(8,600)	(146,958)	21.9
Kappa Create Co. Ltd.	(39,200)	(444,307)	66.3
Keiyo Bank Ltd.	(55,400)	(234,736)	35.0
Keiyo Co. Ltd.	(62,100)	(391,793)	58.5
Kenedix Residential Next Investment Corp.	(159)	(254,366)	37.9
KH Neochem Co. Ltd.	(11,100)	(195,226)	29.1
Kisoji Co. Ltd.	(42,800)	(757,167)	113.0
Ki-Star Real Estate Co. Ltd.	(27,500)	(842,838)	125.7
Kiyo Bank Ltd.	(21,100)	(251,609)	37.5
Koa Corp.	(3,900)	(49,931)	7.4
Kohnan Shoji Co. Ltd.	(3,600)	(99,086)	14.8
Komeri Co. Ltd.	(31,000)	(734,630)	109.6
Konishi Co. Ltd.	(13,300)	(203,668)	30.4
Kumagai Gumi Co. Ltd.	(12,200)	(264,444)	39.5
Kura Sushi, Inc.	(21,100)	(515,535)	76.9
KYB Corp.	(15,300)	(497,541)	74.2
Kyoei Steel Ltd.	(3,900)	(53,693)	8.0
Leopalace21 Corp.	(19,500)	(52,481)	7.8
LIFENET INSURANCE CO.	(1,500)	(13,335)	2.0
LITALICO, Inc.	(9,900)	(180,905)	27.0
Macnica Holdings, Inc.	(7,800)	(218,594)	32.6
Makino Milling Machine Co. Ltd.	(600)	(22,373)	3.3
Management Solutions Co. Ltd.	(9,400)	(227,284)	33.9
Maruha Nichiro Corp.	(25,200)	(478,416)	71.4
Maruwa Co. Ltd.	(800)	(104,095)	15.5
Matsuda Sangyo Co. Ltd.	(700)	(11,867)	1.8
Maxvalu Tokai Co. Ltd.	(1,800)	(36,598)	5.5
Medley, Inc.	(20,700)	(551,695)	82.3
Meiko Electronics Co. Ltd.	(15,700)	(323,151)	48.2
Micronics Japan Co. Ltd.	(8,000)	(74,396)	11.1
Mirai Corp.	(131)	(44,017)	6.6
MIRAIT ONE corp.	(24,000)	(304,085)	45.4

Security	Shares	Value	% of Basket Value

Japan (continued)
Mitani Sekisan Co. Ltd.	(3,200)	$(115,314)	17.2%
Mitsubishi Estate Logistics REIT Investment Corp.	(55)	(172,024)	25.7
Mitsubishi Research Institute, Inc.	(4,900)	(181,429)	27.1
Mitsuboshi Belting Ltd.	(6,900)	(201,666)	30.1
Musashi Seimitsu Industry Co. Ltd.	(51,200)	(703,501)	105.0
Musashino Bank Ltd.	(1,200)	(19,874)	3.0
Nachi-Fujikoshi Corp.	(4,800)	(138,364)	20.6
Nafco Co. Ltd.	(20,200)	(281,408)	42.0
Nagawa Co. Ltd.	(1,400)	(66,666)	9.9
Nanto Bank Ltd.	(10,000)	(185,488)	27.7
Nichiha Corp.	(5,300)	(114,162)	17.0
Nihon Parkerizing Co. Ltd.	(7,700)	(61,455)	9.2
Nikkiso Co. Ltd.	(3,800)	(27,223)	4.1
Nikkon Holdings Co. Ltd.	(7,800)	(154,113)	23.0
Nippon Carbon Co. Ltd.	(8,200)	(256,312)	38.2
Nippon Kanzai Holdings Co. Ltd.	(16,200)	(321,776)	48.0
Nippon Pillar Packing Co. Ltd.	(2,800)	(79,375)	11.8
Nippon Signal Company Ltd.	(8,900)	(74,135)	11.1
Nippon Television Holdings, Inc.	(10,100)	(92,677)	13.8
Nishimatsu Construction Co. Ltd.	(10,400)	(278,716)	41.6
Nishimatsuya Chain Co. Ltd.	(45,700)	(552,936)	82.5
Nishio Holdings Co. Ltd.	(7,500)	(181,721)	27.1
Nissha Co. Ltd.	(21,800)	(303,421)	45.3
Nitta Corp.	(1,200)	(27,836)	4.2
Nitto Kogyo Corp.	(5,000)	(100,961)	15.1
Nojima Corp.	(23,100)	(252,726)	37.7
Noritake Co. Ltd.	(1,000)	(35,025)	5.2
North Pacific Bank Ltd.	(4,900)	(10,693)	1.6
NS United Kaiun Kaisha Ltd.	(10,600)	(317,234)	47.3
NTT UD REIT Investment Corp.	(473)	(464,413)	69.3
Ogaki Kyoritsu Bank Ltd.	(28,900)	(401,377)	59.9
Ohsho Food Service Corp.	(6,500)	(301,919)	45.0
Oisix ra daichi, Inc.	(13,200)	(252,021)	37.6
Okasan Securities Group, Inc.	(104,200)	(333,586)	49.8
One REIT, Inc.	(16)	(28,874)	4.3
Open Door, Inc.	(6,500)	(71,524)	10.7
Optorun Co. Ltd.	(12,200)	(189,759)	28.3
Organo Corp.	(14,600)	(359,639)	53.7
Osaka Soda Co. Ltd.	(13,200)	(436,355)	65.1
OSAKA Titanium Technologies Co. Ltd.	(14,600)	(317,245)	47.3
Pacific Industrial Co. Ltd.	(32,100)	(295,456)	44.1
PAL GROUP Holdings Co. Ltd.	(1,100)	(25,808)	3.8
Paramount Bed Holdings Co. Ltd.	(4,000)	(72,333)	10.8
Piolax, Inc.	(23,200)	(351,248)	52.4
Prima Meat Packers Ltd.	(5,700)	(98,435)	14.7
Retail Partners Co. Ltd.	(52,100)	(597,556)	89.2
Ricoh Leasing Co. Ltd.	(2,500)	(73,746)	11.0
Riken Keiki Co. Ltd.	(7,100)	(278,227)	41.5
Riken Vitamin Co. Ltd.	(3,900)	(59,649)	8.9
Ringer Hut Co. Ltd.	(9,400)	(170,237)	25.4
Riso Kagaku Corp.	(7,400)	(137,528)	20.5
Roland Corp.	(8,300)	(253,757)	37.9
Rorze Corp.	(7,200)	(543,918)	81.1
Ryoyo Electro Corp.	(16,400)	(305,268)	45.5
Saibu Gas Holdings Co. Ltd.	(21,900)	(310,871)	46.4
Sakata INX Corp.	(18,300)	(152,202)	22.7
SAMTY Co. Ltd.	(9,000)	(149,796)	22.3
Samty Residential Investment Corp.	(380)	(329,704)	49.2
San-A Co. Ltd.	(6,400)	(220,724)	32.9
San-Ai Obbli Co. Ltd.	(7,900)	(84,849)	12.7
SanBio Co. Ltd.	(18,400)	(86,663)	12.9

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

Japan (continued)
San-In Godo Bank Ltd.	(7,500)	$(42,994)	6.4%
Sanki Engineering Co. Ltd.	(9,400)	(105,991)	15.8
Sansan, Inc.	(3,200)	(43,791)	6.5
Sanyo Denki Co. Ltd.	(7,100)	(361,109)	53.9
SB Technology Corp.	(4,900)	(85,283)	12.7
SBS Holdings, Inc.	(16,800)	(417,624)	62.3
Seiko Group Corp.	(4,000)	(89,522)	13.4
Sekisui Jushi Corp.	(15,700)	(257,054)	38.3
Senko Group Holdings Co. Ltd.	(28,500)	(207,726)	31.0
Shibaura Machine Co. Ltd.	(6,900)	(163,798)	24.4
Shibuya Corp.	(3,900)	(73,562)	11.0
Shiga Bank Ltd.	(12,800)	(272,085)	40.6
Shikoku Kasei Holdings Corp.	(2,400)	(25,509)	3.8
Shin Nippon Biomedical Laboratories Ltd.	(19,800)	(368,569)	55.0
Shinmaywa Industries Ltd.	(1,300)	(11,933)	1.8
Shoei Foods Corp.	(7,200)	(216,217)	32.3
Showa Sangyo Co. Ltd.	(11,100)	(222,837)	33.2
Simplex Holdings, Inc.	(12,800)	(227,103)	33.9
SKY Perfect JSAT Holdings, Inc.	(14,400)	(57,284)	8.5
SRE Holdings Corp.	(13,200)	(302,119)	45.1
Sumitomo Densetsu Co. Ltd.	(2,200)	(46,660)	7.0
Sumitomo Osaka Cement Co. Ltd.	(5,100)	(146,260)	21.8
Suruga Bank Ltd.	(62,100)	(240,265)	35.8
T Hasegawa Co. Ltd.	(5,900)	(143,302)	21.4
Takara Leben Real Estate Investment Corp.	(214)	(146,807)	21.9
Takasago International Corp.	(6,900)	(134,200)	20.0
Takasago Thermal Engineering Co. Ltd.	(2,300)	(39,368)	5.9
Tama Home Co. Ltd.	(12,200)	(340,329)	50.8
Toa Corp.	(27,300)	(604,024)	90.1
Toagosei Co. Ltd.	(20,900)	(184,508)	27.5
Toei Co. Ltd.	(1,900)	(261,000)	38.9
Toho Bank Ltd.	(127,900)	(215,405)	32.1
Toho Holdings Co. Ltd.	(30,600)	(622,443)	92.9
TOKAI Holdings Corp.	(38,600)	(255,797)	38.2
Tokai Tokyo Financial Holdings, Inc.	(94,600)	(250,201)	37.3
Tokushu Tokai Paper Co. Ltd.	(12,400)	(275,200)	41.1
Tokuyama Corp.	(27,700)	(460,587)	68.7
Tokyo Electron Device Ltd.	(9,300)	(544,450)	81.2
TOMONY Holdings, Inc.	(108,200)	(300,148)	44.8
Tomy Co. Ltd.	(58,800)	(677,475)	101.1
Topre Corp.	(18,600)	(192,095)	28.7
Toyo Construction Co. Ltd.	(21,600)	(157,814)	23.5
Toyo Gosei Co. Ltd.	(5,300)	(308,235)	46.0
Trancom Co. Ltd.	(1,200)	(61,545)	9.2
Transcosmos, Inc.	(7,800)	(185,586)	27.7
Tsuburaya Fields Holdings, Inc.	(22,400)	(310,961)	46.4
Tsugami Corp.	(4,800)	(50,823)	7.6
TV Asahi Holdings Corp.	(16,400)	(193,362)	28.8
Union Tool Co.	(500)	(12,196)	1.8
United Super Markets Holdings, Inc.	(18,400)	(162,022)	24.2
Wacoal Holdings Corp.	(12,200)	(241,957)	36.1
Wacom Co. Ltd.	(46,000)	(238,255)	35.5
Weathernews, Inc.	(2,400)	(122,847)	18.3
West Holdings Corp.	(5,900)	(143,484)	21.4
WingArc1st, Inc.	(5,900)	(98,157)	14.6
W-Scope Corp.	(18,200)	(154,213)	23.0
YAMABIKO Corp.	(21,400)	(216,272)	32.3
YA-MAN Ltd.	(34,700)	(305,773)	45.6
Yodogawa Steel Works Ltd.	(10,600)	(226,569)	33.8
Yokogawa Bridge Holdings Corp.	(11,300)	(188,550)	28.1
Yokorei Co. Ltd.	(13,800)	(113,249)	16.9

Security	Shares	Value	% of Basket Value

Japan (continued)
Yokowo Co. Ltd.	(15,800)	$(238,359)	35.6%
Yonex Co. Ltd.	(8,900)	(108,320)	16.2
Yoshinoya Holdings Co. Ltd.	(22,100)	(416,808)	62.2
Zojirushi Corp.	(24,300)	(325,145)	48.5

		(58,162,083)

Luxembourg
B&S Group Sarl	(5,386)	(23,195)	3.5

Malta
Kindred Group PLC	(24,958)	(305,504)	45.6

Netherlands
AMG Advanced Metallurgical Group NV	(686)	(25,501)	3.8
Arcadis NV	(11,335)	(466,154)	69.5
Corbion NV	(2,493)	(78,118)	11.7
Flow Traders Ltd.	(4,140)	(102,093)	15.2
Fugro NV	(20,715)	(292,432)	43.6
Meltwater NV	(34,416)	(55,853)	8.3
NSI NV	(1,602)	(36,627)	5.5
Sligro Food Group NV	(652)	(11,328)	1.7
TKH Group NV	(5,366)	(258,588)	38.6

		(1,326,694)

Norway
Aker Carbon Capture ASA	(63,566)	(65,013)	9.7
Atea ASA	(1,690)	(23,156)	3.5
BEWi ASA	(2,223)	(8,714)	1.3
Bonheur ASA	(3,826)	(85,204)	12.7
Crayon Group Holding ASA	(39,692)	(305,966)	45.7
Europris ASA	(1,537)	(10,977)	1.6
FREYR Battery SA	(17,079)	(120,749)	18.0
Hexagon Composites ASA	(15,174)	(45,886)	6.8
Hexagon Purus ASA	(54,964)	(116,394)	17.4
MPC Container Ships ASA	(33,206)	(54,327)	8.1
Norske Skog ASA	(7,130)	(31,590)	4.7

		(867,976)

Philippines
TaskUS, Inc., Class A	(5,386)	(72,496)	10.8

Portugal
Altri SGPS SA	(50,429)	(259,896)	38.8
Corticeira Amorim SGPS SA	(24,323)	(273,254)	40.8
Greenvolt-Energias Renovaveis SA	(141,923)	(960,210)	143.2
Navigator Co. SA	(70,024)	(255,882)	38.2
NOS SGPS SA	(13,926)	(60,931)	9.1

		(1,810,173)

Puerto Rico
First BanCorp	(1,631)	(19,164)	2.9
Liberty Latin America Ltd.	(4,407)	(39,134)	5.8

		(58,298)

Singapore
Kulicke & Soffa Industries, Inc.	(810)	(38,604)	5.8
TDCX, Inc.	(27,093)	(190,464)	28.4

		(229,068)

Spain
Atresmedia Corp. de Medios de Comunicacion SA	(11,586)	(46,124)	6.9
Befesa SA	(7,616)	(341,417)	50.9
CIE Automotive SA	(8,332)	(250,177)	37.3
Construcciones y Auxiliar de Ferrocarriles SA	(1,480)	(45,727)	6.8
Faes Farma SA	(24,297)	(85,289)	12.7
Gestamp Automocion SA	(34,041)	(146,534)	21.9

34	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

Spain (continued)
Global Dominion Access SA	(16,299)	$(67,783)	10.1%
Grenergy Renovables SA	(6,106)	(177,947)	26.6
Linea Directa Aseguradora SA Cia de Seguros y Reaseguros	(201,247)	(184,868)	27.6
Opdenergy Holdings SA	(28,078)	(116,306)	17.4
Soltec Power Holdings SA	(54,560)	(310,639)	46.3
Talgo SA	(10,590)	(36,682)	5.5
Vidrala SA	(231)	(24,139)	3.6

		(1,833,632)

Sweden
AcadeMedia AB	(72,089)	(363,615)	54.3
AFRY AB	(4,763)	(89,015)	13.3
Attendo AB	(11,971)	(42,190)	6.3
Beijer Alma AB	(12,389)	(280,134)	41.8
Bilia AB, A Shares	(17,664)	(198,049)	29.5
Billerud AB	(30,577)	(291,839)	43.5
Cibus Nordic Real Estate AB	(15,974)	(169,794)	25.3
Cint Group AB	(57,406)	(89,842)	13.4
Clas Ohlson AB, B Shares	(25,753)	(193,265)	28.8
Coor Service Management Holding AB	(17,318)	(111,986)	16.7
Dios Fastigheter AB	(4,060)	(28,792)	4.3
Dometic Group AB	(41,806)	(298,093)	44.5
Duni AB	(9,939)	(107,921)	16.1
Dustin Group AB	(25,814)	(88,299)	13.2
Electrolux Professional AB	(26,682)	(154,674)	23.1
Fabege AB	(24,637)	(196,341)	29.3
Granges AB	(33,745)	(333,689)	49.8
Hemnet Group AB	(20,955)	(341,176)	50.9
Hexpol AB	(2,260)	(26,465)	4.0
Hufvudstaden AB, A Shares	(31,581)	(447,612)	66.8
Instalco AB	(20,954)	(109,496)	16.3
JM AB	(13,953)	(222,631)	33.2
KNOW IT AB	(6,403)	(147,518)	22.0
Lindab International AB	(11,838)	(188,459)	28.1
Loomis AB	(15,806)	(502,794)	75.0
Medicover AB, B Shares	(623)	(10,205)	1.5
MEKO AB	(7,603)	(92,687)	13.8
Munters Group AB	(6,228)	(60,762)	9.1
NCC AB, B Shares	(9,687)	(95,801)	14.3
New Wave Group AB, B Shares	(2,829)	(56,814)	8.5
Nordnet AB publ	(8,941)	(139,720)	20.8
Pandox AB	(5,542)	(65,589)	9.8
Peab AB	(39,783)	(209,179)	31.2
Ratos AB, B Shares	(32,632)	(112,152)	16.7
Rvrc Holding AB	(32,800)	(97,441)	14.5
SkiStar AB	(9,328)	(119,385)	17.8
SSAB AB, B Shares	(10,459)	(70,287)	10.5
Stillfront Group AB	(219,702)	(465,532)	69.5
Viaplay Group AB	(3,527)	(89,578)	13.4
Wallenstam AB, B Shares	(109,750)	(432,869)	64.6
Wihlborgs Fastigheter AB	(58,394)	(469,017)	70.0

		(7,610,707)

Switzerland
ALSO Holding AG, Registered Shares	(1,963)	(421,551)	62.9
Burckhardt Compression Holding AG	(91)	(56,296)	8.4
Bystronic AG	(345)	(249,508)	37.2
Daetwyler Holding AG	(1,984)	(502,848)	75.0
dormakaba Holding AG	(1,542)	(692,035)	103.2
EFG International AG	(4,520)	(43,583)	6.5
Forbo Holding AG, Registered Shares	(357)	(526,512)	78.6

Security	Shares	Value	% of Basket Value

Switzerland (continued)
Interroll Holding AG, Registered Shares	(40)	$(146,264)	21.8%
Komax Holding AG, Registered Shares	(1,226)	(325,567)	48.6
Landis&Gyr Group AG	(3,084)	(255,902)	38.2
Leonteq AG	(2,601)	(141,372)	21.1
Metall Zug AG, Registered Shares	(5)	(10,340)	1.5
Mobimo Holding AG, Registered Shares	(126)	(33,854)	5.1
OC Oerlikon Corp. AG, Registered Shares	(19,039)	(106,804)	15.9
Peach Property Group AG	(4,394)	(68,769)	10.3
SFS Group AG	(1,633)	(213,794)	31.9
Siegfried Holding AG, Registered Shares	(270)	(208,481)	31.1
SKAN Group AG	(2,843)	(274,679)	41.0
St Galler Kantonalbank AG, Registered Shares	(241)	(135,996)	20.3
TX Group AG	(615)	(71,766)	10.7
Valiant Holding AG, Registered Shares	(797)	(92,807)	13.8
Vontobel Holding AG, Registered Shares	(3,436)	(230,568)	34.4
Zehnder Group AG	(1,330)	(108,835)	16.2
Zur Rose Group AG	(6,206)	(272,034)	40.6

		(5,190,165)

United Arab Emirates
Network International Holdings PLC	(82,311)	(395,267)	59.0

United Kingdom
AO World PLC	(252,373)	(241,801)	36.1
Ascential PLC	(49,628)	(157,124)	23.5
Assura PLC	(667,728)	(421,702)	62.9
Auction Technology Group PLC	(6,325)	(55,032)	8.2
Bridgepoint Group PLC, Registered Shares	(18,917)	(56,692)	8.5
Capita PLC	(145,377)	(62,646)	9.4
Close Brothers Group PLC	(3,274)	(36,946)	5.5
Coats Group PLC	(405,678)	(393,562)	58.7
Computacenter PLC	(4,923)	(140,904)	21.0
Craneware PLC	(535)	(8,974)	1.3
Crest Nicholson Holdings PLC	(23,826)	(79,560)	11.9
Currys PLC	(23,053)	(16,349)	2.5
Domino’s Pizza Group PLC	(59,399)	(216,982)	32.4
Elementis PLC	(48,632)	(75,803)	11.3
Firstgroup PLC	(58,906)	(82,009)	12.2
GB Group PLC	(90,742)	(366,211)	54.6
Great Portland Estates PLC	(8,315)	(55,051)	8.2
Greatland Gold PLC	(2,468,683)	(246,163)	36.7
Halfords Group PLC	(70,907)	(184,919)	27.6
Hays PLC	(367,439)	(520,344)	77.6
Home Reit PLC	(319,295)	(133,597)	19.9
Impact Healthcare Reit PLC	(84,935)	(103,264)	15.4
IP Group PLC	(154,485)	(107,847)	16.1
J D Wetherspoon PLC	(30,101)	(266,369)	39.8
John Wood Group PLC	(60,953)	(170,699)	25.5
Kape Technologies PLC	(228,282)	(812,602)	121.2
Keller Group PLC	(17,730)	(146,859)	21.9
Kier Group PLC	(46,642)	(44,390)	6.6
Liontrust Asset Management PLC	(7,161)	(76,574)	11.4
LondonMetric Property PLC	(83,640)	(200,316)	29.9
LXI REIT PLC	(431,979)	(565,703)	84.4
Marlowe PLC	(10,051)	(62,813)	9.4
Mitie Group PLC	(729,419)	(833,456)	124.4
Molten Ventures PLC	(110,799)	(384,685)	57.4
NCC Group PLC	(234,456)	(312,512)	46.6
Ninety One PLC	(40,664)	(91,309)	13.6
Pagegroup PLC	(128,488)	(723,778)	108.0
Petrofac Ltd.	(202,777)	(179,807)	26.8
Pets at Home Group PLC	(45,402)	(217,404)	32.4

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

United Kingdom (continued)
PRS REIT PLC	(22,746)	$(24,328)	3.6%
PZ Cussons PLC	(10,713)	(26,642)	4.0
Rathbones Group PLC	(4,633)	(112,493)	16.8
Reach PLC	(113,577)	(119,056)	17.8
Redrow PLC	(18,819)	(121,170)	18.1
Renewi PLC	(49,342)	(368,062)	54.9
S4 Capital PLC	(74,758)	(135,626)	20.2
Spirent Communications PLC	(57,682)	(129,459)	19.3
SSP Group PLC	(148,335)	(474,490)	70.8
Synthomer PLC	(46,082)	(68,505)	10.2
Tyman PLC	(39,274)	(120,088)	17.9
Urban Logistics REIT PLC	(95,479)	(167,510)	25.0
Volex PLC	(131,709)	(417,755)	62.3
WH Smith PLC	(12,252)	(239,867)	35.8
Wincanton PLC	(50,320)	(134,228)	20.0
Workspace Group PLC	(11,754)	(69,624)	10.4
Yellow Cake PLC	(128,883)	(601,962)	89.8

		(12,183,623)

United States
23andMe Holding Co., Class A	(60,599)	(119,380)	17.8
3D Systems Corp.	(45,282)	(414,783)	61.9
AAR Corp.	(6,744)	(355,948)	53.1
ABM Industries, Inc.	(17,997)	(766,312)	114.3
Acadia Realty Trust	(4,531)	(61,214)	9.1
ACCO Brands Corp.	(5,371)	(24,599)	3.7
Accolade, Inc.	(6,811)	(92,153)	13.7
Aclaris Therapeutics, Inc.	(2,481)	(22,056)	3.3
ACV Auctions, Inc., Class B	(43,492)	(566,701)	84.5
AdaptHealth Corp.	(32,620)	(387,526)	57.8
Addus HomeCare Corp.	(792)	(64,738)	9.7
Adeia, Inc.	(15,226)	(116,327)	17.4
Adicet Bio, Inc.	(9,816)	(57,325)	8.6
Adtalem Global Education, Inc.	(8,753)	(355,109)	53.0
ADTRAN Holdings, Inc.	(9,693)	(88,400)	13.2
Advantage Solutions, Inc.	(2,827)	(3,619)	0.5
Aehr Test Systems	(14,861)	(367,810)	54.9
AeroVironment, Inc.	(1,197)	(120,526)	18.0
Aeva Technologies, Inc.	(62,334)	(61,829)	9.2
Agiliti, Inc.	(28,876)	(482,807)	72.0
Agilysys, Inc.	(1,301)	(101,530)	15.1
Akero Therapeutics, Inc.	(3,106)	(138,962)	20.7
Alexander’s, Inc.	(1,595)	(296,782)	44.3
Alkami Technology, Inc.	(8,150)	(97,718)	14.6
Allbirds, Inc., Class A	(62,259)	(77,824)	11.6
Allovir, Inc.	(3,597)	(12,374)	1.8
Alphatec Holdings, Inc.	(10,086)	(145,642)	21.7
Altair Engineering, Inc., Class A	(1,102)	(76,093)	11.4
Altus Power, Inc.	(9,233)	(41,918)	6.3
A-Mark Precious Metals, Inc.	(11,965)	(428,347)	63.9
AMC Networks, Inc.	(7,776)	(137,557)	20.5
Amerant Bancorp, Inc.	(8,776)	(163,234)	24.4
Ameresco, Inc., Class A	(3,721)	(154,794)	23.1
American Eagle Outfitters, Inc.	(3,216)	(43,062)	6.4
American States Water Co.	(2,733)	(242,554)	36.2
American Well Corp., Class A	(18,242)	(39,950)	6.0
America’s Car-Mart, Inc.	(4,600)	(369,794)	55.2
Ameris Bancorp	(4,080)	(136,680)	20.4
Amplitude, Inc.	(39,450)	(447,757)	66.8
Anavex Life Sciences Corp.	(28,607)	(232,861)	34.7
Andersons, Inc.	(4,621)	(206,559)	30.8

Security	Shares	Value	% of Basket Value

United States (continued)
ANI Pharmaceuticals, Inc.	(1,409)	$(53,147)	7.9%
Apartment Investment and Management Co.	(7,946)	(62,217)	9.3
API Group Corp.	(6,620)	(150,671)	22.5
Apollo Commercial Real Estate Finance, Inc.	(15,566)	(157,528)	23.5
Apollo Medical Holdings, Inc.	(2,052)	(72,825)	10.9
Appian Corp., Class A	(12,085)	(453,792)	67.7
ArcBest Corp.	(2,612)	(246,573)	36.8
Arcellx, Inc.	(10,281)	(438,793)	65.5
Arcosa, Inc.	(4,721)	(318,856)	47.6
Arcturus Therapeutics Holdings, Inc.	(6,351)	(169,064)	25.2
Ardelyx, Inc.	(41,058)	(183,119)	27.3
Ares Commercial Real Estate Corp.	(31,146)	(268,167)	40.0
Argan, Inc.	(9,187)	(369,593)	55.1
ARMOUR Residential REIT, Inc.	(94,997)	(484,485)	72.3
Array Technologies, Inc.	(14,025)	(286,811)	42.8
Artesian Resources Corp., Class A	(621)	(34,018)	5.1
Atea Pharmaceuticals, Inc.	(21,109)	(69,026)	10.3
Atlantic Union Bankshares Corp.	(17,127)	(490,175)	73.1
Atlanticus Holdings Corp.	(464)	(13,530)	2.0
Avanos Medical, Inc.	(4,907)	(144,953)	21.6
AvePoint, Inc.	(33,342)	(144,704)	21.6
Avidity Biosciences, Inc.	(3,325)	(41,230)	6.2
Avista Corp.	(16,954)	(747,163)	111.5
Axsome Therapeutics, Inc.	(8,855)	(633,398)	94.5
AZZ, Inc.	(5,112)	(192,876)	28.8
Babcock & Wilcox Enterprises, Inc.	(80,638)	(501,568)	74.8
Balchem Corp.	(552)	(72,533)	10.8
Banc of California, Inc.	(3,437)	(39,010)	5.8
Banner Corp.	(9,906)	(494,508)	73.8
Barnes Group, Inc.	(7,535)	(316,696)	47.2
Barrett Business Services, Inc.	(2,409)	(201,416)	30.1
Beauty Health Co.	(49,290)	(564,863)	84.3
Benson Hill, Inc.	(2,874)	(3,046)	0.5
Big Lots, Inc.	(1,270)	(11,417)	1.7
BigCommerce Holdings, Inc.	(49,425)	(365,251)	54.5
BioCryst Pharmaceuticals, Inc.	(14,624)	(111,289)	16.6
Biohaven Ltd.	(20,766)	(271,619)	40.5
BioLife Solutions, Inc.	(3,531)	(62,004)	9.3
Bionano Genomics, Inc.	(6,262)	(4,308)	0.6
Bioxcel Therapeutics, Inc.	(16,864)	(347,736)	51.9
Bloomin’ Brands, Inc.	(11,794)	(292,137)	43.6
Blue Bird Corp.	(512)	(9,574)	1.4
Boot Barn Holdings, Inc.	(4,878)	(353,509)	52.7
Boston Omaha Corp., Class A	(13,434)	(274,860)	41.0
Brady Corp., Class A	(7,836)	(399,871)	59.7
Braze, Inc.	(35,846)	(1,053,872)	157.2
BRC, Inc.	(2,935)	(15,291)	2.3
Brightsphere Investment Group, Inc.	(5,271)	(119,019)	17.8
BrightSpire Capital, Inc.	(2,234)	(12,734)	1.9
Brinker International, Inc.	(12,087)	(482,513)	72.0
BRP Group, Inc., Class A	(13,223)	(333,087)	49.7
Butterfly Network, Inc.	(34,563)	(74,656)	11.1
Cadre Holdings, Inc.	(2,020)	(42,541)	6.3
Calavo Growers, Inc.	(6,332)	(202,371)	30.2
California Water Service Group	(5,788)	(324,591)	48.4
Camping World Holdings, Inc., Class A	(56,215)	(1,258,654)	187.8
Cano Health, Inc.	(129,464)	(150,178)	22.4
Capitol Federal Financial, Inc.	(24,876)	(154,231)	23.0
CareMax, Inc.	(47,226)	(119,010)	17.8
Caribou Biosciences, Inc.	(17,105)	(73,552)	11.0
Carriage Services, Inc.	(7,409)	(212,712)	31.7

36	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

United States (continued)
Cars.com, Inc.	(2,304)	$(45,089)	6.7%
Casella Waste Systems, Inc., Class A	(6,033)	(536,937)	80.1
Cass Information Systems, Inc.	(8,677)	(317,405)	47.4
Cassava Sciences, Inc.	(14,062)	(326,520)	48.7
Cathay General Bancorp	(4,015)	(127,958)	19.1
Cavco Industries, Inc.	(1,683)	(505,270)	75.4
CBIZ, Inc.	(2,175)	(114,601)	17.1
CCC Intelligent Solutions Holdings, Inc.	(36,668)	(318,278)	47.5
Celldex Therapeutics, Inc.	(5,917)	(186,030)	27.8
Centerspace	(3,518)	(198,345)	29.6
Central Garden & Pet Co.	(1,949)	(71,801)	10.7
Central Garden & Pet Co., Class A	(1,641)	(57,977)	8.6
Cerevel Therapeutics Holdings, Inc.	(17,256)	(501,114)	74.8
Certara, Inc.	(26,836)	(648,626)	96.8
Chase Corp.	(633)	(69,206)	10.3
Cheesecake Factory, Inc.	(11,923)	(401,686)	59.9
Chesapeake Utilities Corp.	(1,078)	(133,133)	19.9
Children’s Place, Inc.	(12,532)	(371,448)	55.4
Chuy’s Holdings, Inc.	(2,561)	(89,328)	13.3
City Holding Co.	(880)	(80,247)	12.0
Claros Mortgage Trust, Inc.	(66,690)	(797,612)	119.0
Clarus Corp.	(2,605)	(25,347)	3.8
Clearfield, Inc.	(3,156)	(137,854)	20.6
Clearway Energy, Inc., Class C	(13,416)	(407,444)	60.8
Clover Health Investments Corp.	(89,617)	(66,191)	9.9
Cogent Biosciences, Inc.	(6,778)	(72,931)	10.9
Cogent Communications Holdings, Inc.	(9,125)	(629,990)	94.0
Cohu, Inc.	(5,139)	(173,904)	25.9
Columbia Financial, Inc.	(8,232)	(138,133)	20.6
Columbus McKinnon Corp.	(3,074)	(106,699)	15.9
Community Bank System, Inc.	(5,163)	(257,943)	38.5
Community Healthcare Trust, Inc.	(19,595)	(701,305)	104.6
Community Trust Bancorp, Inc.	(4,969)	(178,934)	26.7
Compass, Inc.	(12,949)	(30,301)	4.5
Conduent, Inc.	(37,027)	(129,965)	19.4
CONMED Corp.	(8,917)	(1,119,708)	167.1
Consensus Cloud Solutions, Inc.	(7,407)	(276,503)	41.3
ContextLogic, Inc.	(2,842)	(20,491)	3.1
Core Laboratories NV	(3,536)	(79,595)	11.9
Corporate Office Properties Trust	(20,355)	(465,926)	69.5
Coursera, Inc.	(22,751)	(283,022)	42.2
CRA International, Inc.	(200)	(21,028)	3.1
Credo Technology Group Holding Ltd.	(54,725)	(443,820)	66.2
Crinetics Pharmaceuticals, Inc.	(6,989)	(136,565)	20.4
Cross Country Healthcare, Inc.	(9,632)	(211,711)	31.6
CryoPort, Inc.	(4,162)	(87,568)	13.1
CS Disco, Inc.	(9,377)	(55,137)	8.2
CTI BioPharma Corp.	(42,554)	(206,812)	30.9
CTS Corp.	(3,010)	(118,022)	17.6
Cullinan Oncology, Inc.	(10,950)	(106,543)	15.9
Cushman & Wakefield PLC	(21,880)	(215,518)	32.2
Cymabay Therapeutics, Inc.	(1,073)	(11,545)	1.7
Cytek Biosciences, Inc.	(7,326)	(84,102)	12.5
Definitive Healthcare Corp.	(1,831)	(19,592)	2.9
Delek US Holdings, Inc.	(16,580)	(360,615)	53.8
Deluxe Corp.	(2,351)	(35,618)	5.3
Denali Therapeutics, Inc.	(905)	(22,480)	3.4
Designer Brands, Inc.	(2,025)	(16,585)	2.5
Diamond Offshore Drilling, Inc.	(19,314)	(221,918)	33.1
DICE Therapeutics, Inc.	(4,750)	(154,375)	23.0
Digital Turbine, Inc.	(30,622)	(359,196)	53.6
Dine Brands Global, Inc.	(6,575)	(426,915)	63.7

Security	Shares	Value	% of Basket Value

United States (continued)
DocGo, Inc.	(10,804)	$(91,834)	13.7%
Donnelley Financial Solutions, Inc.	(8,791)	(380,211)	56.7
Dorman Products, Inc.	(3,384)	(291,565)	43.5
Douglas Dynamics, Inc.	(4,905)	(143,766)	21.4
Douglas Elliman, Inc.	(50,253)	(160,307)	23.9
Dril-Quip, Inc.	(2,511)	(68,500)	10.2
Driven Brands Holdings, Inc.	(3,546)	(108,862)	16.2
Dynavax Technologies Corp.	(2,958)	(30,793)	4.6
Dynex Capital, Inc.	(24,720)	(293,179)	43.7
E2open Parent Holdings, Inc.	(96,677)	(608,098)	90.7
Eagle Bulk Shipping, Inc.	(675)	(30,186)	4.5
Easterly Government Properties, Inc.	(40,661)	(572,100)	85.4
Eastern Bankshares, Inc.	(15,422)	(179,666)	26.8
Ebix, Inc.	(22,932)	(372,874)	55.6
Edgewell Personal Care Co.	(1,680)	(73,366)	10.9
Ellington Financial, Inc.	(35,510)	(453,463)	67.7
Empire State Realty Trust, Inc.	(30,432)	(185,940)	27.7
Encore Capital Group, Inc.	(6,686)	(343,527)	51.3
Energizer Holdings, Inc.	(6,799)	(227,291)	33.9
Energy Vault Holdings, Inc.	(35,009)	(59,165)	8.8
EnerSys	(2,416)	(200,456)	29.9
Enovix Corp.	(32,689)	(353,695)	52.8
Enterprise Financial Services Corp.	(3,029)	(129,520)	19.3
ePlus, Inc.	(3,110)	(135,409)	20.2
Equity Commonwealth	(154)	(3,191)	0.5
Esab Corp.	(6,517)	(380,332)	56.7
Esperion Therapeutics, Inc.	(7,116)	(9,393)	1.4
ESS Tech, Inc.	(6,478)	(6,931)	1.0
Essential Properties Realty Trust, Inc.	(11,174)	(276,556)	41.3
European Wax Center, Inc., Class A	(19,685)	(370,865)	55.3
EverCommerce, Inc.	(45,199)	(545,552)	81.4
EverQuote, Inc.	(5,413)	(37,729)	5.6
Evolent Health, Inc., Class A	(9,172)	(333,953)	49.8
Evolus, Inc.	(26,379)	(230,552)	34.4
Evolv Technologies Holdings, Inc.	(7,464)	(26,870)	4.0
Excelerate Energy, Inc.	(9,088)	(195,392)	29.2
Expro Group Holdings NV	(5,913)	(117,610)	17.5
Farmers National Banc Corp.	(1,016)	(11,877)	1.8
Farmland Partners, Inc.	(33,937)	(354,302)	52.9
Fastly, Inc.	(4,195)	(62,002)	9.3
FB Financial Corp.	(319)	(9,388)	1.4
Federal Agricultural Mortgage Corp.	(1,779)	(237,123)	35.4
Federal Signal Corp.	(1,075)	(55,234)	8.2
Federated Hermes, Inc.	(31,153)	(1,289,423)	192.4
Figs, Inc., Class A	(29,065)	(209,268)	31.2
First Advantage Corp.	(5,156)	(66,306)	9.9
First Bancorp/Southern Pines NC	(19,647)	(604,735)	90.2
First Commonwealth Financial Corp.	(1,740)	(21,715)	3.2
First Financial Bankshares, Inc.	(8,888)	(260,063)	38.8
First Merchants Corp.	(2,499)	(72,921)	10.9
FirstCash Holdings, Inc.	(639)	(65,836)	9.8
Flywire Corp.	(14,244)	(415,497)	62.0
FormFactor, Inc.	(5,529)	(150,997)	22.5
Forward Air Corp.	(4,616)	(487,034)	72.7
Four Corners Property Trust, Inc.	(26,357)	(672,367)	100.3
Franchise Group, Inc.	(9,642)	(282,028)	42.1
Fresh Del Monte Produce, Inc.	(8,025)	(230,398)	34.4
Freshpet, Inc.	(6,929)	(477,893)	71.3
fuboTV, Inc.	(72,669)	(82,843)	12.4
FuelCell Energy, Inc.	(142,900)	(268,652)	40.1
Fulcrum Therapeutics, Inc.	(24,056)	(60,140)	9.0
Funko, Inc., Class A	(38,223)	(376,879)	56.2

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

United States (continued)
Genworth Financial, Inc., Class A	(60,490)	$(351,447)	52.4%
German American Bancorp, Inc.	(4,035)	(117,297)	17.5
Geron Corp.	(49,103)	(120,793)	18.0
Getty Realty Corp.	(6,095)	(203,146)	30.3
Gevo, Inc.	(26,197)	(30,389)	4.5
G-III Apparel Group Ltd.	(5,054)	(79,348)	11.8
Glacier Bancorp, Inc.	(3,488)	(115,906)	17.3
Gladstone Commercial Corp.	(3,879)	(46,315)	6.9
Glaukos Corp.	(10,793)	(512,775)	76.5
Global Medical REIT, Inc.	(7,412)	(68,783)	10.3
Global Net Lease, Inc.	(33,709)	(379,563)	56.6
Globalstar, Inc.	(102,435)	(92,806)	13.8
GrafTech International Ltd.	(19,990)	(94,153)	14.0
Graham Holdings Co.	(19)	(10,936)	1.6
Granite Construction, Inc.	(13,827)	(527,224)	78.7
Great Southern Bancorp, Inc.	(641)	(32,614)	4.9
Green Brick Partners, Inc.	(7,599)	(283,215)	42.3
Green Dot Corp., Class A	(648)	(11,139)	1.7
Greenbrier Cos., Inc.	(15,520)	(410,504)	61.2
Greif, Inc.	(4,176)	(262,211)	39.1
Grid Dynamics Holdings, Inc.	(14,019)	(152,387)	22.7
Guess?, Inc.	(12,961)	(244,315)	36.5
Hagerty, Inc.	(1,883)	(18,849)	2.8
Harmonic, Inc.	(17,247)	(243,010)	36.3
Hawaiian Electric Industries, Inc.	(24,670)	(967,311)	144.3
Hawkins, Inc.	(554)	(22,348)	3.3
Hayward Holdings, Inc.	(37,344)	(449,622)	67.1
Heartland Express, Inc.	(4,275)	(61,902)	9.2
Hecla Mining Co.	(21,793)	(131,848)	19.7
Helios Technologies, Inc.	(3,889)	(233,884)	34.9
Heritage Commerce Corp.	(17,152)	(145,792)	21.8
Heritage-Crystal Clean, Inc.	(5,621)	(196,510)	29.3
Hibbett, Inc.	(3,995)	(217,048)	32.4
Highwoods Properties, Inc.	(4,164)	(95,439)	14.2
Hillenbrand, Inc.	(9,535)	(434,987)	64.9
Hillman Solutions Corp.	(30,743)	(258,241)	38.5
Hilltop Holdings, Inc.	(14,276)	(442,842)	66.1
Hims & Hers Health, Inc.	(14,973)	(173,537)	25.9
Hippo Holdings, Inc.	(3,940)	(71,866)	10.7
HireRight Holdings Corp.	(6,750)	(71,550)	10.7
Home BancShares, Inc.	(6,588)	(143,421)	21.4
Hostess Brands, Inc.	(19,433)	(500,594)	74.7
Hyliion Holdings Corp.	(43,590)	(59,718)	8.9
Hyster-Yale Materials Handling, Inc.	(3,322)	(174,937)	26.1
Ichor Holdings Ltd.	(6,081)	(169,356)	25.3
Ideaya Biosciences, Inc.	(764)	(13,951)	2.1
IMAX Corp.	(6,333)	(132,676)	19.8
Immunovant, Inc.	(8,129)	(131,202)	19.6
Impinj, Inc.	(3,458)	(305,722)	45.6
Independent Bank Corp.	(2,551)	(142,856)	21.3
Informatica, Inc.	(8,324)	(128,689)	19.2
Ingles Markets, Inc.	(3,671)	(337,879)	50.4
Inhibrx, Inc.	(11,894)	(249,774)	37.3
Inogen, Inc.	(698)	(9,290)	1.4
Insmed, Inc.	(9,207)	(179,536)	26.8
Insteel Industries, Inc.	(509)	(14,013)	2.1
Intapp, Inc.	(4,376)	(176,440)	26.3
InterDigital, Inc.	(7,517)	(509,202)	76.0
Intrepid Potash, Inc.	(1,858)	(47,899)	7.1
InvenTrust Properties Corp.	(4,280)	(96,514)	14.4
Invitae Corp.	(29,932)	(40,708)	6.1
IonQ, Inc.	(25,574)	(140,913)	21.0

Security	Shares	Value	% of Basket Value

United States (continued)
Itron, Inc.	(3,377)	$(180,332)	26.9%
Ivanhoe Electric, Inc.	(9,014)	(107,357)	16.0
Jack in the Box, Inc.	(7,941)	(736,051)	109.8
Jackson Financial, Inc.	(14,685)	(528,807)	78.9
JBG SMITH Properties	(37,981)	(541,989)	80.9
Joby Aviation, Inc.	(23,743)	(102,807)	15.3
John B Sanfilippo & Son, Inc.	(877)	(91,164)	13.6
John Wiley & Sons, Inc.	(36,235)	(1,397,584)	208.5
KB Home	(13,022)	(570,624)	85.1
Kelly Services, Inc., Class A	(894)	(14,671)	2.2
Kemper Corp.	(5,099)	(248,066)	37.0
Kennedy-Wilson Holdings, Inc.	(19,801)	(332,261)	49.6
Keros Therapeutics, Inc.	(2,157)	(95,674)	14.3
Kezar Life Sciences, Inc.	(8,803)	(21,391)	3.2
Kinetik Holdings, Inc.	(25,360)	(781,088)	116.5
KKR Real Estate Finance Trust, Inc.	(29,896)	(321,083)	47.9
Koppers Holdings, Inc.	(1,537)	(50,429)	7.5
Krispy Kreme, Inc.	(75,398)	(1,159,621)	173.0
Kronos Worldwide, Inc.	(2,568)	(23,882)	3.6
Kura Sushi USA, Inc., Class A	(2,975)	(205,037)	30.6
Kyndryl Holdings, Inc.	(22,227)	(321,402)	48.0
Lakeland Bancorp, Inc.	(8,080)	(115,867)	17.3
Lakeland Financial Corp.	(348)	(17,633)	2.6
Latham Group, Inc.	(9,446)	(22,765)	3.4
LCI Industries	(4,280)	(483,469)	72.1
Lemonade, Inc.	(25,826)	(279,954)	41.8
Leonardo DRS, Inc.	(18,511)	(278,591)	41.6
Leslie’s, Inc.	(1,640)	(17,794)	2.7
LGI Homes, Inc.	(4,381)	(520,463)	77.7
Liberty Energy, Inc.	(21,708)	(278,079)	41.5
Liberty Media Corp.-Liberty Braves	(10,783)	(409,970)	61.2
Life Time Group Holdings, Inc.	(11,606)	(241,289)	36.0
Lightwave Logic, Inc.	(58,693)	(264,118)	39.4
Lindblad Expeditions Holdings, Inc.	(1,103)	(12,475)	1.9
Lions Gate Entertainment Corp.	(1,054)	(11,246)	1.7
Lovesac Co.	(3,438)	(90,385)	13.5
LTC Properties, Inc.	(9,061)	(303,090)	45.2
Luminar Technologies, Inc.	(36,474)	(219,573)	32.8
M/I Homes, Inc.	(5,037)	(340,703)	50.8
Madison Square Garden Entertainment Corp.	(3,437)	(110,912)	16.5
Magnite, Inc.	(969)	(9,109)	1.4
Marcus & Millichap, Inc.	(6,308)	(198,513)	29.6
Masterbrand, Inc.	(44,438)	(358,615)	53.5
Materion Corp.	(468)	(50,689)	7.6
Mativ Holdings, Inc.	(353)	(6,838)	1.0
Matterport, Inc.	(40,105)	(93,445)	13.9
Matthews International Corp.	(2,873)	(108,801)	16.2
MaxCyte, Inc.	(15,107)	(75,535)	11.3
MBIA, Inc.	(1,266)	(12,736)	1.9
Mercury Systems, Inc.	(18,299)	(872,313)	130.1
MeridianLink, Inc.	(13,361)	(199,613)	29.8
Mesa Laboratories, Inc.	(239)	(39,796)	5.9
Methode Electronics, Inc.	(4,455)	(182,610)	27.2
Metrocity Bankshares, Inc.	(570)	(9,320)	1.4
Metropolitan Bank Holding Corp.	(1,073)	(34,433)	5.1
MillerKnoll, Inc.	(12,387)	(210,703)	31.4
Minerals Technologies, Inc.	(4,130)	(244,744)	36.5
Mirion Technologies, Inc.	(98,529)	(798,085)	119.1
Mirum Pharmaceuticals, Inc.	(12,093)	(324,697)	48.4
Mission Produce, Inc.	(7,443)	(84,776)	12.6
Modine Manufacturing Co.	(2,136)	(44,664)	6.7
Moelis & Co., Class A	(16,146)	(611,610)	91.2

38	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

United States (continued)
Monro, Inc.	(4,827)	$(235,944)	35.2%
Montrose Environmental Group, Inc.	(10,195)	(310,540)	46.3
Morphic Holding, Inc.	(8,986)	(424,678)	63.4
Mueller Water Products, Inc., Class A	(36,259)	(485,871)	72.5
N-able, Inc.	(9,275)	(118,256)	17.6
NanoString Technologies, Inc.	(2,407)	(23,589)	3.5
National Bank Holdings Corp.	(2,249)	(71,518)	10.7
National Health Investors, Inc.	(10,008)	(498,098)	74.3
National Presto Industries, Inc.	(3,123)	(212,426)	31.7
Navitas Semiconductor Corp.	(12,496)	(66,604)	9.9
NBT Bancorp, Inc.	(6,248)	(201,436)	30.1
nCino, Inc.	(17,828)	(440,886)	65.8
Necessity Retail REIT, Inc.	(39,543)	(217,882)	32.5
Nelnet, Inc.	(4,598)	(442,787)	66.1
NetScout Systems, Inc.	(1,226)	(33,359)	5.0
NETSTREIT Corp.	(1,758)	(32,031)	4.8
NewMarket Corp.	(654)	(261,338)	39.0
NextDecade Corp.	(5,204)	(32,421)	4.8
NexTier Oilfield Solutions, Inc.	(58,039)	(468,955)	70.0
Nicolet Bankshares, Inc.	(1,097)	(62,869)	9.4
nLight, Inc.	(44,888)	(393,668)	58.7
NMI Holdings, Inc., Class A	(2,076)	(48,578)	7.2
Northern Oil and Gas, Inc.	(27,505)	(912,341)	136.1
Northfield Bancorp, Inc.	(6,848)	(71,356)	10.6
Northwest Bancshares, Inc.	(2,099)	(24,537)	3.7
Northwest Natural Holding Co.	(3,752)	(176,194)	26.3
NorthWestern Corp.	(12,129)	(711,002)	106.1
Nu Skin Enterprises, Inc., Class A	(4,742)	(187,119)	27.9
Nuvalent, Inc., Class A	(12,004)	(424,822)	63.4
Nuvation Bio, Inc.	(2,316)	(3,729)	0.6
OceanFirst Financial Corp.	(1,172)	(18,752)	2.8
Office Properties Income Trust	(7,859)	(51,241)	7.6
O-I Glass, Inc.	(4,942)	(111,047)	16.6
Olo, Inc.	(41,542)	(284,563)	42.5
ON24, Inc.	(30,579)	(266,037)	39.7
OneSpan, Inc.	(8,755)	(129,049)	19.3
Open Lending Corp.	(35,898)	(252,363)	37.7
Opendoor Technologies, Inc.	(91,247)	(125,921)	18.8
OraSure Technologies, Inc.	(3,153)	(21,440)	3.2
Origin Bancorp, Inc.	(6,758)	(198,888)	29.7
Orthofix Medical, Inc.	(5,982)	(112,641)	16.8
OrthoPediatrics Corp.	(2,726)	(137,499)	20.5
Otter Tail Corp.	(1,374)	(98,859)	14.7
Outset Medical, Inc.	(7,376)	(132,694)	19.8
Pacific Biosciences of California, Inc.	(48,713)	(516,358)	77.0
PAR Technology Corp.	(13,388)	(409,539)	61.1
Paragon 28, Inc.	(3,299)	(60,768)	9.1
Park National Corp.	(211)	(22,856)	3.4
Patrick Industries, Inc.	(2,876)	(197,380)	29.4
Patterson Cos., Inc.	(3,327)	(90,195)	13.5
Paymentus Holdings, Inc.	(40,282)	(331,521)	49.5
PDF Solutions, Inc.	(2,650)	(95,532)	14.3
Peapack-Gladstone Financial Corp.	(932)	(24,754)	3.7
Pediatrix Medical Group, Inc.	(23,348)	(334,577)	49.9
PennyMac Mortgage Investment Trust	(21,600)	(268,488)	40.1
Perficient, Inc.	(4,447)	(288,699)	43.1
Perimeter Solutions SA	(13,758)	(102,910)	15.4
Phillips Edison & Co., Inc.	(13,463)	(424,623)	63.4
Physicians Realty Trust	(49,086)	(707,820)	105.6
Piedmont Lithium, Inc.	(14,234)	(818,455)	122.1
Piper Sandler Cos	(2,001)	(271,015)	40.4
Pitney Bowes, Inc.	(16,077)	(56,430)	8.4

Security	Shares	Value	% of Basket Value

United States (continued)
Planet Labs PBC	(36,509)	$(148,957)	22.2%
Plexus Corp.	(8,263)	(722,765)	107.8
Pliant Therapeutics, Inc.	(7,018)	(198,258)	29.6
Plymouth Industrial REIT, Inc.	(16,765)	(339,324)	50.6
PolyPeptide Group AG	(14,936)	(375,397)	56.0
Portillo’s, Inc., Class A	(8,849)	(191,315)	28.5
PotlatchDeltic Corp.	(11,603)	(536,407)	80.0
PRA Group, Inc.	(21,921)	(795,075)	118.6
Premier, Inc., Class A	(27,984)	(932,707)	139.2
PROCEPT BioRobotics Corp.	(13,381)	(406,649)	60.7
ProFrac Holding Corp.	(39,810)	(445,872)	66.5
PROG Holdings, Inc.	(4,956)	(149,820)	22.4
Progress Software Corp.	(4,657)	(255,576)	38.1
Proterra, Inc.	(23,338)	(27,305)	4.1
Proto Labs, Inc.	(3,471)	(99,861)	14.9
Provident Financial Services, Inc.	(2,283)	(39,907)	6.0
PubMatic, Inc.	(12,594)	(172,034)	25.7
Pulmonx Corp.	(28,650)	(336,637)	50.2
PureCycle Technologies, Inc.	(24,735)	(162,509)	24.2
Quanterix Corp.	(9,629)	(121,711)	18.2
Rackspace Technology, Inc.	(26,107)	(38,116)	5.7
Ramaco Resources, Inc.	(3,194)	(25,967)	3.9
RAPT Therapeutics, Inc.	(1,167)	(21,239)	3.2
Ready Capital Corp.	(63,320)	(679,424)	101.4
Relay Therapeutics, Inc.	(7,378)	(83,888)	12.5
Reliance Worldwide Corp. Ltd.	(163,087)	(445,047)	66.4
Remitly Global, Inc.	(6,952)	(116,794)	17.4
Renasant Corp.	(2,805)	(78,877)	11.8
Resideo Technologies, Inc.	(22,407)	(398,845)	59.5
Resources Connection, Inc.	(4,017)	(58,608)	8.7
REV Group, Inc.	(21,557)	(231,307)	34.5
Revance Therapeutics, Inc.	(12,453)	(396,379)	59.1
Revolution Medicines, Inc.	(4,394)	(103,215)	15.4
Reynolds Consumer Products, Inc.	(1,998)	(56,004)	8.4
Rhythm Pharmaceuticals, Inc.	(10,719)	(216,202)	32.3
Rimini Street, Inc.	(6,144)	(22,979)	3.4
Rocket Lab USA, Inc.	(203,876)	(799,194)	119.2
Rocket Pharmaceuticals, Inc.	(1,778)	(31,862)	4.8
Rogers Corp.	(247)	(39,755)	5.9
Roivant Sciences Ltd.	(4,593)	(39,270)	5.9
Rover Group, Inc.	(2,933)	(13,286)	2.0
RXO, Inc.	(15,374)	(278,116)	41.5
Ryerson Holding Corp.	(4,774)	(180,314)	26.9
S&T Bancorp, Inc.	(2,986)	(82,205)	12.3
Sabra Health Care REIT, Inc.	(4,472)	(50,981)	7.6
Sabre Corp.	(3,065)	(12,260)	1.8
Safety Insurance Group, Inc.	(1,095)	(80,034)	11.9
Sage Therapeutics, Inc.	(7,048)	(344,295)	51.4
Sally Beauty Holdings, Inc.	(13,613)	(193,713)	28.9
Sandy Spring Bancorp, Inc.	(4,810)	(108,129)	16.1
Scholastic Corp.	(523)	(20,120)	3.0
Schrodinger, Inc.	(11,527)	(340,277)	50.8
Seacoast Banking Corp. of Florida	(5,672)	(125,862)	18.8
Seer, Inc.	(4,818)	(16,092)	2.4
Select Energy Services, Inc.	(12,053)	(89,554)	13.4
Select Medical Holdings Corp.	(10,774)	(328,607)	49.0
Senseonics Holdings, Inc.	(51,805)	(30,829)	4.6
Shake Shack, Inc., Class A	(3,992)	(218,802)	32.6
Shenandoah Telecommunications Co.	(12,896)	(268,366)	40.0
SI-BONE, Inc.	(20,123)	(444,718)	66.3
Silgan Holdings, Inc.	(2,480)	(122,165)	18.2
SilverBow Resources, Inc.	(12,073)	(287,941)	43.0

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

United States (continued)
Simmons First National Corp., Class A	(22,138)	$(369,926)	55.2%
Simply Good Foods Co	(12,738)	(463,281)	69.1
SITE Centers Corp.	(26,225)	(323,616)	48.3
SiTime Corp.	(2,015)	(218,567)	32.6
SJW Group	(8,910)	(676,447)	100.9
SMART Global Holdings, Inc.	(7,811)	(120,446)	18.0
SmartRent, Inc.	(47,292)	(122,013)	18.2
Snap One Holdings Corp.	(2,237)	(21,833)	3.3
Solid Power, Inc.	(8,711)	(19,774)	2.9
SomaLogic, Inc.	(23,103)	(64,688)	9.7
Sonos, Inc.	(3,898)	(82,404)	12.3
Sotera Health Co.	(1,136)	(19,051)	2.8
Southside Bancshares, Inc.	(3,364)	(106,740)	15.9
Spectrum Brands Holdings, Inc.	(11,262)	(748,923)	111.7
Sphere Entertainment Co.	(3,437)	(96,717)	14.4
Spire, Inc.	(281)	(19,032)	2.8
Sprouts Farmers Market, Inc.	(5,201)	(180,267)	26.9
Squarespace, Inc.	(2,287)	(71,126)	10.6
St Joe Co.	(12,671)	(520,778)	77.7
Stellar Bancorp, Inc.	(4,147)	(95,132)	14.2
Stem, Inc.	(77,071)	(326,010)	48.6
StepStone Group, Inc., Class A	(3,306)	(72,831)	10.9
Stericycle, Inc.	(11,337)	(517,534)	77.2
Stock Yards Bancorp, Inc.	(2,116)	(102,838)	15.3
Strategic Education, Inc.	(7,021)	(617,848)	92.2
Sun Country Airlines Holdings, Inc.	(4,977)	(98,196)	14.7
Sunstone Hotel Investors, Inc.	(41,269)	(393,294)	58.7
Sweetgreen, Inc.	(46,648)	(370,385)	55.3
Syndax Pharmaceuticals, Inc.	(22,229)	(456,806)	68.2
Tejon Ranch Co.	(4,246)	(73,371)	10.9
Telephone and Data Systems, Inc.	(2,932)	(29,320)	4.4
Telos Corp.	(12,733)	(21,646)	3.2
Tennant Co.	(1,688)	(128,997)	19.2
Terex Corp.	(4,992)	(222,593)	33.2
Texas Capital Bancshares, Inc.	(7,110)	(357,277)	53.3
TFS Financial Corp.	(37,056)	(446,154)	66.6
TG Therapeutics, Inc.	(20,450)	(507,773)	75.8
Tidewater, Inc.	(9,470)	(426,434)	63.6
TimkenSteel Corp.	(9,086)	(152,100)	22.7
Tootsie Roll Industries, Inc.	(8,676)	(354,675)	52.9
Towne Bank/Portsmouth VA	(17,458)	(413,580)	61.7
TPG, Inc.	(10,160)	(294,335)	43.9
TPI Composites, Inc.	(18,021)	(222,740)	33.2
Traeger, Inc.	(2,810)	(8,542)	1.3
TransMedics Group, Inc.	(1,056)	(83,530)	12.5
Tredegar Corp.	(11,008)	(103,255)	15.4
TreeHouse Foods, Inc.	(1,570)	(83,602)	12.5
TriCo Bancshares	(3,875)	(138,764)	20.7
TriMas Corp.	(2,623)	(66,650)	9.9
Tronox Holdings PLC	(20,987)	(287,312)	42.9
Trupanion, Inc.	(8,532)	(299,559)	44.7
TrustCo Bank Corp. NY	(1,984)	(59,203)	8.8
Trustmark Corp.	(7,174)	(171,387)	25.6
TTEC Holdings, Inc.	(2,941)	(100,200)	14.9
Tucows, Inc.	(5,204)	(116,518)	17.4
TuSimple Holdings, Inc.	(16,506)	(19,972)	3.0
Two Harbors Investment Corp.	(8,469)	(117,973)	17.6
UFP Technologies, Inc.	(93)	(12,819)	1.9
Ultra Clean Holdings, Inc.	(6,281)	(179,260)	26.7
UMH Properties, Inc.	(18,588)	(282,538)	42.2

Security	Shares	Value	% of Basket Value

United States (continued)
UniFirst Corp.	(2,210)	$(361,733)	54.0%
United Bankshares, Inc.	(3,315)	(109,826)	16.4
United Community Banks, Inc.	(5,256)	(130,874)	19.5
United Natural Foods, Inc.	(9,893)	(269,782)	40.3
Universal Corp.	(7,197)	(395,043)	58.9
Universal Health Realty Income Trust	(8,457)	(367,879)	54.9
Universal Logistics Holdings, Inc.	(1,258)	(32,205)	4.8
Upbound Group, Inc.	(15,977)	(425,947)	63.5
Urban Outfitters, Inc.	(21,479)	(581,222)	86.7
Urstadt Biddle Properties, Inc., Class A	(11,503)	(198,082)	29.6
V2X, Inc.	(1,693)	(73,138)	10.9
VAALCO Energy, Inc.	(5,804)	(24,841)	3.7
Vaxcyte, Inc.	(5,587)	(239,291)	35.7
Velo3D, Inc.	(43,192)	(101,069)	15.1
Ventyx Biosciences, Inc.	(1,675)	(62,980)	9.4
Veris Residential, Inc.	(43,398)	(709,557)	105.9
Verra Mobility Corp.	(38,604)	(654,338)	97.6
Viasat, Inc.	(6,128)	(214,664)	32.0
Viavi Solutions, Inc.	(22,493)	(201,537)	30.1
Victoria’s Secret & Co.	(5,234)	(162,306)	24.2
Viking Therapeutics, Inc.	(26,601)	(566,867)	84.6
Virgin Galactic Holdings, Inc.	(42,347)	(154,143)	23.0
Viridian Therapeutics, Inc.	(10,459)	(293,166)	43.7
Vishay Intertechnology, Inc.	(33,525)	(713,747)	106.5
Vista Outdoor, Inc.	(18,958)	(456,888)	68.2
Vita Coco Co., Inc.	(1,599)	(34,618)	5.2
Vitesse Energy, Inc.	(17,570)	(323,288)	48.2
Vobile Group Ltd.	(156,000)	(60,876)	9.1
VSE Corp.	(4,697)	(198,636)	29.6
Vuzix Corp.	(22,530)	(90,571)	13.5
Washington Federal, Inc.	(4,359)	(122,226)	18.2
Waterstone Financial, Inc.	(833)	(11,537)	1.7
WD-40 Co.	(788)	(150,035)	22.4
Werner Enterprises, Inc.	(12,047)	(544,163)	81.2
Westamerica BanCorp	(3,537)	(143,284)	21.4
White Mountains Insurance Group Ltd.	(162)	(232,007)	34.6
WideOpenWest, Inc.	(8,952)	(102,321)	15.3
Winnebago Industries, Inc.	(5,009)	(291,223)	43.4
Wolverine World Wide, Inc.	(29,737)	(497,797)	74.3
Workhorse Group, Inc.	(59,284)	(55,857)	8.3
Worthington Industries, Inc.	(1,747)	(103,754)	15.5
Xenia Hotels & Resorts, Inc.	(23,788)	(301,156)	44.9
Xometry, Inc.	(22,083)	(306,733)	45.8
XPEL, Inc.	(379)	(27,690)	4.1
Xperi, Inc.	(8,684)	(82,411)	12.3
Xponential Fitness, Inc., Class A	(5,717)	(189,118)	28.2
Zentalis Pharmaceuticals, Inc.	(8,561)	(188,599)	28.1
Zuora, Inc.	(8,378)	(65,265)	9.7

		(134,793,004)

Preferred Stocks

Germany
Jungheinrich AG	(4,603)	(177,730)	26.5
Sixt SE	(541)	(42,921)	6.4

		(220,651)

40	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

Germany (continued)

Rights

Spain
Faes Farma SA (Expires 05/10/23)	(24,297)	$(3,252)	0.5%

Total Reference Entity — Short		(275,303,190)

Net Value of Reference Entity — Bank of America N.A		$(670,259)

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Bank of America N.A. as of period end, termination date 02/15/28:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Australia
AMP Ltd.	289,510	$219,035	(29.8)%
Bank of Queensland Ltd.	89,913	347,454	(47.2)
Beach Energy Ltd.	43,526	42,871	(5.8)
Bendigo & Adelaide Bank Ltd.	22,674	130,629	(17.8)
Boral Ltd.	41,859	114,975	(15.6)
Charter Hall Group	42,538	316,694	(43.1)
CSR Ltd.	28,124	98,520	(13.4)
Fortescue Metals Group Ltd.	2,293	32,104	(4.4)
GPT Group	128,282	377,473	(51.3)
IDP Education Ltd.	3,876	72,868	(9.9)
Iluka Resources Ltd.	7,492	55,088	(7.5)
Insignia Financial Ltd.	6,517	12,944	(1.8)
Macquarie Group Ltd.	1,666	203,374	(27.7)
Magellan Financial Group Ltd.	21,063	114,227	(15.5)
Mineral Resources Ltd.	343	16,933	(2.3)
Mirvac Group	10,881	17,480	(2.4)
National Australia Bank Ltd.	27,829	536,101	(72.9)
Orora Ltd.	144,045	329,448	(44.8)
Pilbara Minerals Ltd.	26,463	75,370	(10.3)
Pro Medicus Ltd.	4,574	187,878	(25.5)
Region RE Ltd., Registered Shares	79,135	129,589	(17.6)
Rio Tinto Ltd.	1,670	125,343	(17.0)
Star Entertainment Grp Ltd.	142,964	121,271	(16.5)
Steadfast Group Ltd.	8,437	33,285	(4.5)
Westpac Banking Corp.	4,034	60,426	(8.2)
WiseTech Global Ltd.	6,944	318,291	(43.3)

		4,089,671

Austria
ams-OSRAM AG	25,577	176,952	(24.1)

Belgium
Elia Group SA/NV	1,138	155,360	(21.2)
Euronav NV	15,873	273,015	(37.1)
Sofina SA	2,577	589,101	(80.1)
Solvay SA	1,804	215,562	(29.3)

		1,233,038

Brazil
Wheaton Precious Metals Corp.	968	47,458	(6.5)

Canada
Birchcliff Energy Ltd.	1,129	6,798	(0.9)
Bombardier, Inc., Class B	8,220	352,421	(47.9)

Security	Shares	Value	% of Basket Value

Canada (continued)
Canada Goose Holdings, Inc.	33,983	$666,746	(90.7)%
Element Fleet Management Corp.	29,165	379,100	(51.6)
Enerplus Corp.	10,088	149,880	(20.4)
First Majestic Silver Corp.	51,275	359,854	(48.9)
FirstService Corp.	584	87,304	(11.9)
Franco-Nevada Corp.	312	47,039	(6.4)
GFL Environmental, Inc.	2,556	92,266	(12.5)
Lithium Americas Corp.	10,701	212,493	(28.9)
NuVista Energy Ltd.	29,065	250,663	(34.1)
Parex Resources, Inc.	810	16,341	(2.2)
Restaurant Brands International, Inc.	2,141	149,140	(20.3)
RioCan Real Estate Investment Trust	5,440	83,694	(11.4)
Tourmaline Oil Corp.	1,418	63,300	(8.6)
TransAlta Corp.	10,641	94,279	(12.8)
West Fraser Timber Co. Ltd.	383	27,521	(3.7)

		3,038,839

Chile
Lundin Mining Corp.	4,298	32,623	(4.4)

China
Shangri-La Asia Ltd.	16,000	14,760	(2.0)
SITC International Holdings Co. Ltd.	64,000	118,375	(16.1)
Wharf Holdings Ltd.	5,000	11,427	(1.6)
Yangzijiang Shipbuilding Holdings Ltd.	31,000	28,817	(3.9)

		173,379

Comoros
Golar LNG Ltd.	4,005	90,914	(12.4)

Denmark
D/S Norden A/S	14,483	905,814	(123.2)
Genmab A/S	146	59,735	(8.1)
H Lundbeck A/S	25,083	132,226	(18.0)
Novozymes A/S, B Shares	3,032	157,128	(21.3)

		1,254,903

Finland
Kone OYJ, Class B	6,714	381,436	(51.9)
Outokumpu OYJ	9,624	52,237	(7.1)
Wartsila OYJ ABP	17,848	206,213	(28.0)

		639,886

France
Accor SA	20,318	717,718	(97.6)
Aeroports de Paris	482	76,272	(10.4)
Arkema SA	2,633	259,371	(35.3)
Bureau Veritas SA	7,833	224,858	(30.6)
Carrefour SA	5,876	121,699	(16.5)
Cie de Saint-Gobain	1,187	68,426	(9.3)
Danone SA	10,055	662,545	(90.1)
Dassault Aviation SA	574	111,674	(15.2)
Edenred	6,230	403,033	(54.8)
EssilorLuxottica SA	309	60,899	(8.3)
Gaztransport Et Technigaz SA	1,691	180,049	(24.5)
Getlink SE	24,513	456,164	(62.0)
Hermes International	582	1,258,077	(171.1)
ICADE	9,851	460,664	(62.6)
JCDecaux SE	3,799	83,730	(11.4)
LVMH Moet Hennessy Louis Vuitton SE	219	209,694	(28.5)
Neoen SA	22,970	686,633	(93.4)
Pernod Ricard SA	1,820	418,416	(56.9)
Renault SA	695	25,703	(3.5)

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

France (continued)
Societe Generale SA	11,719	$283,457	(38.5)%
Vallourec SA	8,250	93,824	(12.8)
Wendel SE	6,778	757,051	(102.9)

		7,619,957

Germany
Carl Zeiss Meditec AG	292	39,098	(5.3)
Covestro AG	5,343	233,437	(31.7)
Encavis AG	34,646	596,538	(81.1)
Freenet AG	23,890	678,121	(92.2)
GEA Group AG	484	22,662	(3.1)
HUGO BOSS AG	254	19,066	(2.6)
LEG Immobilien SE	965	59,811	(8.1)
Mercedes-Benz Group AG	6,379	495,311	(67.4)
Merck KGaA	1,351	241,242	(32.8)
METRO AG	43	364	(0.1)
Nemetschek SE	2,961	230,519	(31.3)
ProSiebenSat.1 Media SE	233,859	2,088,895	(284.1)
SUSE SA	5,037	94,836	(12.9)
Talanx AG	2,704	135,403	(18.4)
United Internet AG, Registered Shares	19,579	334,679	(45.5)
Volkswagen AG	3,884	649,245	(88.3)

		5,919,227

Hong Kong
ASMPT Ltd.	33,400	262,586	(35.7)
Bank of East Asia Ltd.	155,800	205,324	(27.9)
Cathay Pacific Airways Ltd.	475,000	459,610	(62.5)
Dah Sing Banking Group Ltd.	130,800	104,910	(14.3)
Haitong International Securities Group Ltd.	174,900	14,763	(2.0)
Hang Lung Properties Ltd.	101,000	184,615	(25.1)
Hongkong Land Holdings Ltd.	17,900	79,663	(10.8)
Hutchison Port Holdings Trust	648,300	122,983	(16.7)
Hysan Development Co. Ltd.	39,000	110,212	(15.0)
Kerry Properties Ltd.	44,500	114,811	(15.6)
Link REIT	9,800	64,099	(8.7)
New World Development Co. Ltd.	20,000	53,336	(7.3)
Swire Pacific Ltd.	46,500	369,112	(50.2)
Swire Properties Ltd.	115,000	309,080	(42.0)
Yue Yuen Industrial Holdings Ltd.	38,500	57,938	(7.9)

		2,513,042

Ireland
Ryanair Holdings PLC	31,524	514,658	(70.0)
Smurfit Kappa Group PLC	6,178	227,900	(31.0)

		742,558

Israel
Alony Hetz Properties & Investments Ltd.	33,955	266,939	(36.3)
Harel Insurance Investments & Financial Services Ltd.	9,222	82,414	(11.2)
Nova Ltd.	6,633	606,588	(82.5)
Phoenix Holdings Ltd.	6,634	70,858	(9.6)

		1,026,799

Italy
Banco BPM SpA	8,493	34,365	(4.7)
Buzzi Unicem SpA	17,950	444,404	(60.4)
Ferrari NV	474	131,494	(17.9)
FinecoBank Banca Fineco SpA	9,593	144,747	(19.7)
Hera SpA	107,853	334,367	(45.5)
Italgas SpA	46,044	299,318	(40.7)
PRADA SpA	30,200	222,346	(30.2)

Security	Shares	Value	% of Basket Value

Italy (continued)
Reply SpA	3,409	$395,398	(53.8)%
Snam SpA	38,763	214,488	(29.1)
UnipolSai Assicurazioni SpA	55,770	149,374	(20.3)

		2,370,301

Japan
Acom Co. Ltd.	83,800	209,413	(28.5)
AEON Financial Service Co. Ltd.	15,300	139,031	(18.9)
Ain Holdings, Inc.	2,900	123,020	(16.7)
Aisin Corp.	2,400	71,743	(9.8)
Amano Corp.	5,600	116,271	(15.8)
Anritsu Corp.	41,300	385,726	(52.5)
Asahi Kasei Corp.	10,700	77,075	(10.5)
Astellas Pharma, Inc.	38,200	586,304	(79.7)
AZ-COM MARUWA Holdings, Inc.	15,800	237,660	(32.3)
Brother Industries Ltd.	22,100	353,887	(48.1)
Canon Marketing Japan, Inc.	1,600	40,761	(5.5)
Casio Computer Co. Ltd.	17,300	167,907	(22.8)
Coca-Cola Bottlers Japan Holdings, Inc.	27,300	300,046	(40.8)
Concordia Financial Group Ltd.	41,400	160,226	(21.8)
Cosmos Pharmaceutical Corp.	2,300	230,620	(31.4)
CyberAgent, Inc.	119,600	1,064,785	(144.8)
Daicel Corp.	39,300	315,889	(43.0)
Daifuku Co. Ltd.	900	16,909	(2.3)
Dai-ichi Life Holdings, Inc.	28,100	532,996	(72.5)
Denka Co. Ltd.	300	6,129	(0.8)
DIC Corp.	12,400	233,610	(31.8)
Fuji Electric Co. Ltd.	11,100	456,556	(62.1)
FUJIFILM Holdings Corp.	6,600	350,759	(47.7)
Fujikura Ltd.	45,200	314,249	(42.7)
Hamamatsu Photonics KK	7,600	411,037	(55.9)
Hitachi Ltd.	6,100	344,458	(46.8)
House Foods Group, Inc.	4,100	91,925	(12.5)
Information Services International-Dentsu Ltd.	5,800	208,819	(28.4)
INFRONEER Holdings, Inc.	62,100	500,141	(68.0)
Internet Initiative Japan, Inc.	900	18,994	(2.6)
J Front Retailing Co. Ltd.	45,600	489,446	(66.6)
Japan Steel Works Ltd.	4,100	75,988	(10.3)
JGC Holdings Corp.	2,800	35,729	(4.9)
JTEKT Corp.	2,900	24,392	(3.3)
Kakaku.com, Inc.	39,800	558,541	(75.9)
Kamigumi Co. Ltd.	2,000	44,683	(6.1)
Kandenko Co. Ltd.	30,600	234,931	(31.9)
Kaneka Corp.	7,200	195,318	(26.6)
Kawasaki Kisen Kaisha Ltd.	14,100	342,923	(46.6)
KDDI Corp.	1,500	47,743	(6.5)
Kewpie Corp.	32,700	559,925	(76.1)
Koei Tecmo Holdings Co. Ltd.	13,400	251,014	(34.1)
Kuraray Co. Ltd.	11,900	113,486	(15.4)
Kusuri no Aoki Holdings Co. Ltd.	3,800	185,971	(25.3)
Kyocera Corp.	9,300	497,771	(67.7)
Kyowa Kirin Co. Ltd.	13,500	306,574	(41.7)
Lintec Corp.	28,600	487,654	(66.3)
Lion Corp.	67,000	744,928	(101.3)
Lixil Corp.	21,500	345,008	(46.9)
M3, Inc.	1,800	45,095	(6.1)
Mani, Inc.	18,100	241,732	(32.9)
Maruichi Steel Tube Ltd.	23,100	532,917	(72.5)
MISUMI Group, Inc.	3,000	77,142	(10.5)
Mitsubishi Chemical Group Corp.	26,000	155,235	(21.1)
Mitsubishi Estate Co. Ltd.	1,700	21,360	(2.9)
Mitsubishi Gas Chemical Co., Inc.	16,500	245,031	(33.3)

42	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

Japan (continued)
Mitsubishi Heavy Industries Ltd.	1,100	$42,555	(5.8)%
Mitsubishi Motors Corp.	79,600	311,918	(42.4)
Mitsui & Co. Ltd.	20,000	636,830	(86.6)
Mitsui Chemicals, Inc.	8,100	209,049	(28.4)
Mitsui Fudosan Co. Ltd.	23,800	481,704	(65.5)
Nabtesco Corp.	3,000	73,733	(10.0)
NEC Networks & System Integration Corp.	23,400	297,374	(40.4)
NET One Systems Co. Ltd.	700	16,834	(2.3)
Nidec Corp.	4,300	217,000	(29.5)
Nihon M&A Center Holdings, Inc.	11,300	88,076	(12.0)
Nikon Corp.	32,100	338,232	(46.0)
Nippon Express Holdings, Inc.	4,200	251,363	(34.2)
Nippon Shinyaku Co. Ltd.	4,400	205,241	(27.9)
Nippon Telegraph & Telephone Corp.	600	18,668	(2.5)
Nipro Corp.	9,800	75,301	(10.2)
Nissan Motor Co. Ltd.	23,500	86,109	(11.7)
Niterra Co. Ltd.	48,300	1,032,299	(140.4)
Nitto Denko Corp.	3,800	250,439	(34.1)
NS Solutions Corp.	2,400	66,591	(9.1)
NSK Ltd.	187,500	1,079,728	(146.8)
OBIC Business Consultants Co. Ltd.	4,100	158,752	(21.6)
Olympus Corp.	15,800	282,343	(38.4)
Omron Corp.	4,300	257,125	(35.0)
Ono Pharmaceutical Co. Ltd.	1,000	20,536	(2.8)
Oracle Corp. Japan	5,900	431,587	(58.7)
Otsuka Holdings Co. Ltd.	7,500	260,146	(35.4)
Penta-Ocean Construction Co. Ltd.	4,700	23,292	(3.2)
Pigeon Corp.	1,800	28,575	(3.9)
Recruit Holdings Co. Ltd.	12,800	366,182	(49.8)
Ricoh Co. Ltd.	77,100	650,552	(88.5)
Rohm Co. Ltd.	2,900	222,932	(30.3)
Sanrio Co. Ltd.	15,500	731,814	(99.5)
Sapporo Holdings Ltd.	6,100	173,537	(23.6)
Sawai Group Holdings Co. Ltd.	8,100	239,036	(32.5)
Seiko Epson Corp.	25,300	394,414	(53.6)
Shionogi & Co. Ltd.	1,200	54,797	(7.4)
SoftBank Group Corp.	1,700	65,029	(8.8)
Sompo Holdings, Inc.	4,800	203,834	(27.7)
Subaru Corp.	41,800	695,371	(94.6)
Sumitomo Chemical Co. Ltd.	32,900	112,658	(15.3)
Sumitomo Mitsui Trust Holdings, Inc.	18,400	676,414	(92.0)
Sumitomo Pharma Co. Ltd.	25,700	164,390	(22.4)
T&D Holdings, Inc.	21,800	272,405	(37.0)
Taisei Corp.	4,500	155,920	(21.2)
Taisho Pharmaceutical Holdings Co. Ltd.	2,000	88,096	(12.0)
Takara Bio, Inc.	8,000	102,982	(14.0)
Terumo Corp.	27,000	824,551	(112.1)
Toho Co. Ltd.	12,700	514,496	(70.0)
Tokyo Ohka Kogyo Co. Ltd.	5,900	314,241	(42.7)
Toray Industries, Inc.	63,800	367,879	(50.0)
TOTO Ltd.	2,500	87,207	(11.9)
Toyoda Gosei Co. Ltd.	18,400	321,597	(43.7)
Toyota Boshoku Corp.	1,000	16,141	(2.2)
Toyota Industries Corp.	1,900	112,556	(15.3)
TS Tech Co. Ltd.	12,400	170,343	(23.2)
UBE Corp.	1,600	25,890	(3.5)
Ulvac, Inc.	8,100	328,168	(44.6)
Ushio, Inc.	1,500	19,028	(2.6)
Welcia Holdings Co. Ltd.	4,800	102,494	(13.9)
Yamaha Corp.	3,100	124,599	(16.9)

Security	Shares	Value	% of Basket Value

Japan (continued)
Yamato Kogyo Co. Ltd.	18,800	$753,522	(102.5)%
Zeon Corp.	44,800	471,845	(64.2)
ZOZO, Inc.	20,100	432,118	(58.8)

		32,525,921

Luxembourg
L’Occitane International SA	45,250	115,116	(15.7)

Macau
Galaxy Entertainment Group Ltd.	37,000	263,331	(35.8)
MGM China Holdings Ltd.	108,400	148,056	(20.1)
Sands China Ltd.	33,200	118,899	(16.2)
SJM Holdings Ltd.	34,000	17,704	(2.4)
Wynn Macau Ltd.	2,000	2,164	(0.3)

		550,154

Netherlands
ABN AMRO Bank NV, CVA	10,917	174,189	(23.7)
Aegon NV	10,929	49,648	(6.7)
ASML Holding NV	1,070	676,060	(91.9)
Koninklijke DSM NV	1,376	179,838	(24.5)
Koninklijke Vopak NV	8,621	327,943	(44.6)
NN Group NV	1,229	45,625	(6.2)
Wolters Kluwer NV	4,802	633,384	(86.1)

		2,086,687

New Zealand
a2 Milk Co. Ltd.	3,116	11,255	(1.5)
Contact Energy Ltd.	14,764	71,092	(9.7)
Infratil Ltd.	7,422	43,573	(5.9)

		125,920

Norway
Aker BP ASA	26,603	634,098	(86.2)
AutoStore Holdings Ltd.	33,767	72,517	(9.9)
Gjensidige Forsikring ASA	10,522	182,758	(24.9)
Kongsberg Gruppen ASA	1,722	77,120	(10.5)
NEL ASA	143,347	196,482	(26.7)
Nordic Semiconductor ASA	26,586	287,042	(39.0)
TOMRA Systems ASA	25,529	390,301	(53.1)
Var Energi ASA	6,753	17,671	(2.4)

		1,857,989

Poland
InPost SA	1,427	15,252	(2.1)

Singapore
ComfortDelGro Corp. Ltd.	155,200	138,497	(18.8)
Mapletree Industrial Trust	19,300	34,393	(4.7)
Mapletree Logistics Trust	42,500	55,442	(7.5)
Mapletree Pan Asia Commercial Trust	149,500	197,406	(26.8)
Singapore Airlines Ltd.	64,500	282,799	(38.5)
StarHub Ltd.	95,300	71,329	(9.7)

		779,866

Spain
Banco de Sabadell SA	723,075	749,920	(102.0)
Bankinter SA	11,419	67,214	(9.1)
EDP Renovaveis SA	3,328	73,647	(10.0)
Fluidra SA	1,017	17,347	(2.4)
Merlin Properties Socimi SA	19,198	169,015	(23.0)
Sacyr SA	39,273	129,368	(17.6)

		1,206,511

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

Sweden
Atlas Copco AB, A Shares	27,923	$401,702	(54.6)%
Atlas Copco AB, B Shares	40,167	512,389	(69.7)
Avanza Bank Holding AB	2,286	48,350	(6.6)
Beijer Ref AB	10,299	167,396	(22.8)
Castellum AB	3,927	47,448	(6.4)
Elekta AB, B Shares	24,132	201,666	(27.4)
Epiroc AB, Class A	45,386	903,504	(122.8)
Epiroc AB, Class B	6,328	108,268	(14.7)
Getinge AB, B Shares	13,958	352,031	(47.9)
Indutrade AB	4,933	117,786	(16.0)
Investor AB, A Shares	1,218	26,546	(3.6)
L E Lundbergforetagen AB, B Shares	7,186	342,728	(46.6)
Nibe Industrier AB, B Shares	19,348	215,218	(29.3)
Sagax AB	3,375	82,285	(11.2)
Sweco AB, B Shares	8,395	111,890	(15.2)
Volvo Car AB	11,940	49,004	(6.7)

		3,688,211

Switzerland
ABB Ltd., Registered Shares	7,032	254,131	(34.6)
Banque Cantonale Vaudoise, Registered Shares	2,406	253,634	(34.5)
Belimo Holding AG, Registered Shares	978	472,888	(64.3)
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates	9	111,332	(15.1)
Cie Financiere Richemont SA, Registered Shares	208	34,367	(4.7)
Dufry AG, Registered Shares	107	4,956	(0.7)
Geberit AG, Registered Shares	669	381,725	(51.9)
Georg Fischer AG, Registered Shares	1,965	143,564	(19.5)
Givaudan SA, Registered Shares	378	1,324,721	(180.1)
Idorsia Ltd.	4,326	41,895	(5.7)
Partners Group Holding AG	324	315,096	(42.8)
Schindler Holding AG	588	131,645	(17.9)
Swatch Group AG, Registered Shares	1,369	86,527	(11.8)
Swiss Prime Site AG, Registered Shares	1,433	129,951	(17.7)
Tecan Group AG, Registered Shares	455	198,660	(27.0)
Temenos AG, Registered Shares	245	20,670	(2.8)
VAT Group AG	170	60,084	(8.2)

		3,965,846

Thailand
Fabrinet	318	30,194	(4.1)

United Kingdom
Auto Trader Group PLC	32,942	260,010	(35.4)
British American Tobacco PLC	7,285	265,659	(36.1)
British Land Co. PLC	103,710	515,903	(70.1)
Bunzl PLC	10,730	421,455	(57.3)
Centrica PLC	76,490	108,484	(14.7)
ConvaTec Group PLC	37,675	102,785	(14.0)
Diploma PLC	4,627	154,736	(21.0)
easyJet PLC	59,881	370,712	(50.4)
Games Workshop Group PLC	155	19,099	(2.6)
IG Group Holdings PLC	8,416	76,677	(10.4)
Inchcape PLC	1,174	11,804	(1.6)
Intermediate Capital Group PLC	19,582	317,463	(43.2)
Intertek Group PLC	2,249	116,127	(15.8)
ITV PLC	783,153	786,604	(107.0)
Land Securities Group PLC	5,794	48,554	(6.6)
Legal & General Group PLC	13,121	38,166	(5.2)
Liberty Global PLC	19,064	371,939	(50.6)
Moneysupermarket.com Group PLC	2	7	(0.0)
Nomad Foods Ltd.	52,332	983,842	(133.8)

Security	Shares	Value	% of Basket Value

United Kingdom (continued)
OSB Group PLC	4,206	$25,994	(3.5)%
Pennon Group PLC	19,311	206,109	(28.0)
Phoenix Group Holdings PLC	20,350	149,696	(20.4)
Renishaw PLC	5,492	245,810	(33.4)
Rightmove PLC	97,843	698,898	(95.0)
Rotork PLC	58,685	238,791	(32.5)
RS GROUP PLC	1,681	19,254	(2.6)
Segro PLC	4,542	47,218	(6.4)
Smiths Group PLC	2,206	46,040	(6.3)
Spirax-Sarco Engineering PLC	2,111	290,968	(39.6)
Standard Chartered PLC	18,166	142,048	(19.3)
Taylor Wimpey PLC	28,018	44,659	(6.1)
Tritax Big Box REIT PLC	34,240	66,065	(9.0)
United Utilities Group PLC	66,090	886,075	(120.5)

		8,077,651

United States
Acadia Healthcare Co., Inc.	562	40,627	(5.5)
Adobe, Inc.	2,825	1,066,607	(145.0)
AECOM	577	47,920	(6.5)
Affiliated Managers Group, Inc.	994	143,514	(19.5)
Agilent Technologies, Inc.	13,601	1,841,983	(250.5)
Air Lease Corp.	475	19,105	(2.6)
Alcoa Corp.	5,192	192,831	(26.2)
Alkermes PLC	13,378	381,942	(51.9)
Allstate Corp.	2,274	263,238	(35.8)
Ally Financial, Inc.	21,685	572,050	(77.8)
Alnylam Pharmaceuticals, Inc.	169	33,665	(4.6)
Alphabet, Inc., Class A	24,904	2,673,195	(363.5)
Altria Group, Inc.	6,677	317,224	(43.1)
Amazon.com, Inc.	2,990	315,296	(42.9)
American Airlines Group, Inc.	37,076	505,717	(68.8)
American Financial Group, Inc.	5,632	691,215	(94.0)
American Tower Corp.	146	29,841	(4.1)
AMETEK, Inc.	12,042	1,660,953	(225.9)
Amgen, Inc.	1,762	422,422	(57.4)
AMN Healthcare Services, Inc.	842	72,707	(9.9)
ATI, Inc.	1,014	39,161	(5.3)
Autodesk, Inc.	151	29,413	(4.0)
Avis Budget Group, Inc.	1,431	252,815	(34.4)
Axcelis Technologies, Inc.	19	2,248	(0.3)
Bath & Body Works, Inc.	4,754	166,865	(22.7)
Beacon Roofing Supply, Inc.	2,346	141,182	(19.2)
BioMarin Pharmaceutical, Inc.	2,285	219,451	(29.8)
Bio-Techne Corp.	496	39,620	(5.4)
Block, Inc.	431	26,200	(3.6)
Booz Allen Hamilton Holding Corp.	7,262	695,119	(94.5)
Box, Inc.	35,808	947,480	(128.8)
Boyd Gaming Corp.	7,266	504,260	(68.6)
Brighthouse Financial, Inc.	4,352	192,358	(26.2)
Bristol-Myers Squibb Co.	22,840	1,525,027	(207.4)
CACI International, Inc., Class A	105	32,899	(4.5)
Camden Property Trust	662	72,853	(9.9)
Capri Holdings Ltd.	12,929	536,553	(73.0)
Carlisle Cos., Inc.	1,880	405,798	(55.2)
Carnival Corp.	38,009	350,063	(47.6)
Charles Schwab Corp.	909	47,486	(6.5)
Charter Communications, Inc.	523	192,830	(26.2)
Chemed Corp.	763	420,604	(57.2)
Chevron Corp.	3,065	516,698	(70.3)
Chewy, Inc., Class A	2,285	70,858	(9.6)
Church & Dwight Co., Inc.	4,163	404,311	(55.0)

44	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

United States (continued)
Cigna Group	1,833	$464,281	(63.1)%
Cincinnati Financial Corp.	1,760	187,334	(25.5)
Cintas Corp.	1,111	506,360	(68.9)
Citizens Financial Group, Inc.	10,555	326,572	(44.4)
Cleveland-Cliffs, Inc.	12,821	197,187	(26.8)
Coca-Cola Co.	43,744	2,806,178	(381.6)
Columbia Banking System, Inc.	3,283	70,125	(9.5)
Columbia Sportswear Co.	1,801	150,456	(20.5)
Comerica, Inc.	4,326	187,619	(25.5)
CoStar Group, Inc.	2,404	184,988	(25.2)
Costco Wholesale Corp.	780	392,512	(53.4)
Credit Acceptance Corp.	1,671	817,954	(111.2)
Curtiss-Wright Corp.	2,341	397,572	(54.1)
Danaher Corp.	2,200	521,202	(70.9)
Deckers Outdoor Corp.	522	250,215	(34.0)
Devon Energy Corp.	6,099	325,870	(44.3)
Diamondback Energy, Inc.	949	134,948	(18.3)
Dick’s Sporting Goods, Inc.	160	23,202	(3.2)
Domino’s Pizza, Inc.	2,407	764,150	(103.9)
Dover Corp.	3,758	549,269	(74.7)
Dropbox, Inc.	7,036	143,112	(19.5)
DuPont de Nemours, Inc.	23,855	1,663,171	(226.2)
eBay, Inc.	7,168	332,810	(45.3)
Edwards Lifesciences Corp.	781	68,712	(9.3)
Electronic Arts, Inc.	3,631	462,154	(62.8)
Elevance Health, Inc.	1,286	602,684	(82.0)
Enovis Corp.	12,075	703,369	(95.6)
EOG Resources, Inc.	715	85,421	(11.6)
EPAM Systems, Inc.	632	178,502	(24.3)
Equinix, Inc.	416	301,217	(41.0)
Equity LifeStyle Properties, Inc.	3,949	272,086	(37.0)
Equity Residential	96	6,072	(0.8)
Etsy, Inc.	309	31,218	(4.2)
Exelixis, Inc.	2,612	47,800	(6.5)
Expedia Group, Inc.	745	70,000	(9.5)
Experian PLC	22,083	771,560	(104.9)
Exxon Mobil Corp.	3,508	415,137	(56.4)
Fair Isaac Corp.	422	307,195	(41.8)
Fidelity National Information Services, Inc.	4,338	254,727	(34.6)
Five Below, Inc.	92	18,157	(2.5)
Flowers Foods, Inc.	1,650	45,392	(6.2)
Fortinet, Inc.	1,768	111,472	(15.2)
Freeport-McMoRan, Inc.	1,054	39,957	(5.4)
Gap, Inc.	11,006	105,658	(14.4)
Garmin Ltd.	12,451	1,222,315	(166.2)
Gartner, Inc.	743	224,728	(30.6)
General Electric Co.	245	24,248	(3.3)
Gentex Corp.	668	18,430	(2.5)
Globant SA	229	35,923	(4.9)
Globus Medical, Inc.	827	48,082	(6.5)
Graco, Inc.	634	50,270	(6.8)
Guidewire Software, Inc.	4,023	306,512	(41.7)
Halozyme Therapeutics, Inc.	3,036	97,547	(13.3)
Hanover Insurance Group, Inc.	1,652	197,513	(26.9)
HEICO Corp.	171	28,837	(3.9)
Helmerich & Payne, Inc.	6,603	218,955	(29.8)
Herc Holdings, Inc.	2,130	213,043	(29.0)
Holcim AG	9,451	625,618	(85.1)
Hologic, Inc.	6,994	601,554	(81.8)
Hormel Foods Corp.	2,256	91,233	(12.4)
Howard Hughes Corp.	3,770	291,685	(39.7)
IDACORP, Inc.	2,166	240,686	(32.7)

Security	Shares	Value	% of Basket Value

United States (continued)
IDEXX Laboratories, Inc.	2,053	$1,010,404	(137.4)%
Inari Medical, Inc.	569	37,793	(5.1)
Incyte Corp.	1,359	101,123	(13.7)
Ingersoll Rand, Inc.	1,597	91,061	(12.4)
Integra LifeSciences Holdings Corp.	2,162	119,602	(16.3)
Intuitive Surgical, Inc.	897	270,194	(36.7)
Invesco Ltd.	37,798	647,480	(88.0)
Ionis Pharmaceuticals, Inc.	1,861	65,824	(8.9)
IQVIA Holdings, Inc.	112	21,082	(2.9)
ITT, Inc.	5,562	469,655	(63.9)
J M Smucker Co.	1,062	163,983	(22.3)
Jack Henry & Associates, Inc.	2,289	373,885	(50.8)
Johnson & Johnson	557	91,181	(12.4)
Johnson Controls International PLC	10,050	601,392	(81.8)
Keysight Technologies, Inc.	4,965	718,138	(97.7)
Knight-Swift Transportation Holdings, Inc.	1,493	84,086	(11.4)
Laboratory Corp. of America Holdings	1,886	427,575	(58.1)
Landstar System, Inc.	1,279	225,142	(30.6)
Liberty Broadband Corp.	2,848	241,453	(32.8)
Light & Wonder, Inc.	730	44,012	(6.0)
Louisiana-Pacific Corp.	21,104	1,260,753	(171.4)
Lyft, Inc.	9,332	95,653	(13.0)
Macy’s, Inc.	16,503	269,659	(36.7)
Manhattan Associates, Inc.	6,881	1,140,044	(155.0)
Marathon Oil Corp.	27,884	673,677	(91.6)
Marriott Vacations Worldwide Corp.	3,629	488,318	(66.4)
Masco Corp.	20,078	1,074,374	(146.1)
Match Group, Inc.	14,350	529,515	(72.0)
McCormick & Co., Inc.	5,185	455,502	(61.9)
McDonald’s Corp.	563	166,507	(22.6)
Medical Properties Trust, Inc.	11,761	103,144	(14.0)
Merit Medical Systems, Inc.	305	24,793	(3.4)
MetLife, Inc.	11,523	706,706	(96.1)
Mettler-Toledo International, Inc.	48	71,592	(9.7)
MGIC Investment Corp.	26,946	400,687	(54.5)
MGM Resorts International	7,962	357,653	(48.6)
Micron Technology, Inc.	2,800	180,208	(24.5)
Mid-America Apartment Communities, Inc.	340	52,292	(7.1)
Mohawk Industries, Inc.	1,075	113,843	(15.5)
Molson Coors Beverage Co., Class B	1,457	86,662	(11.8)
MSCI, Inc.	33	15,921	(2.2)
Nasdaq, Inc.	4,915	272,144	(37.0)
Nestle SA, Registered Shares	1,859	238,385	(32.4)
Neurocrine Biosciences, Inc.	2,216	223,905	(30.4)
Newmont Corp.	1,281	60,719	(8.3)
Nexstar Media Group, Inc.	999	173,277	(23.6)
Norfolk Southern Corp.	2,271	461,081	(62.7)
Novocure Ltd.	802	52,852	(7.2)
NVIDIA Corp.	1,644	456,194	(62.0)
Occidental Petroleum Corp.	4,895	301,189	(41.0)
OneMain Holdings, Inc.	5,382	206,507	(28.1)
O’Reilly Automotive, Inc.	290	266,020	(36.2)
Oshkosh Corp.	2,109	161,381	(21.9)
Otis Worldwide Corp.	8,738	745,351	(101.4)
Ovintiv, Inc.	14,602	526,840	(71.6)
Ovintiv, Inc.	7,309	262,561	(35.7)
Palo Alto Networks, Inc.	102	18,611	(2.5)
Paycom Software, Inc.	225	65,333	(8.9)
PDC Energy, Inc.	1,888	122,814	(16.7)
Penn Entertainment, Inc.	9,912	295,278	(40.1)
PepsiCo., Inc.	15,617	2,981,129	(405.4)
Philip Morris International, Inc.	16,515	1,651,005	(224.5)

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

United States (continued)
Pinnacle Financial Partners, Inc.	3,767	$204,284	(27.8)%
Pool Corp.	414	145,446	(19.8)
Power Integrations, Inc.	7,641	556,112	(75.6)
Primo Water Corp.	11,153	168,323	(22.9)
PTC Therapeutics, Inc.	1,172	64,624	(8.8)
Qorvo, Inc.	5,255	483,880	(65.8)
Qualys, Inc.	2,538	286,642	(39.0)
Quest Diagnostics, Inc.	3,113	432,116	(58.8)
Rambus, Inc.	534	23,678	(3.2)
Regeneron Pharmaceuticals, Inc., Registered Shares	381	305,482	(41.5)
Repligen Corp.	399	60,500	(8.2)
ResMed, Inc.	675	162,648	(22.1)
RingCentral, Inc., Class A	7,497	206,617	(28.1)
ROBLOX Corp.	1,299	46,244	(6.3)
Roche Holding AG	2,149	728,569	(99.1)
Rollins, Inc.	3,275	138,369	(18.8)
Royal Gold, Inc.	1,141	151,114	(20.5)
S&P Global, Inc.	1,130	409,715	(55.7)
SBA Communications Corp.	397	103,573	(14.1)
Schneider Electric SE	2,301	399,565	(54.3)
Scotts Miracle-Gro Co.	8,836	590,333	(80.3)
SEI Investments Co.	4,884	287,716	(39.1)
Sims Ltd.	21,006	220,289	(30.0)
SiteOne Landscape Supply, Inc.	588	86,871	(11.8)
Snap-on, Inc.	638	165,504	(22.5)
Steel Dynamics, Inc.	978	101,663	(13.8)
Sun Communities, Inc.	1,063	147,683	(20.1)
Sunrun, Inc.	5,402	113,658	(15.5)
Synchrony Financial	12,501	368,905	(50.2)
Synopsys, Inc.	101	37,503	(5.1)
Synovus Financial Corp.	512	15,770	(2.1)
T Rowe Price Group, Inc.	5,540	622,308	(84.6)
TD SYNNEX Corp.	282	25,109	(3.4)
Tempur Sealy International, Inc.	3,697	138,527	(18.8)
Teradyne, Inc.	21,019	1,920,716	(261.2)
Texas Pacific Land Corp.	293	432,951	(58.9)
Textron, Inc.	328	21,956	(3.0)
Thor Industries, Inc.	242	19,123	(2.6)
TJX Cos., Inc.	6,112	481,748	(65.5)
Transocean Ltd.	118,261	697,740	(94.9)
Travelers Cos., Inc.	1,412	255,770	(34.8)
Trex Co., Inc.	2,561	139,984	(19.0)
Trimble, Inc.	17,527	825,522	(112.3)
UGI Corp.	2,964	100,420	(13.7)
Ulta Beauty, Inc.	1,111	612,639	(83.3)
United States Steel Corp.	2,458	56,239	(7.6)
United Therapeutics Corp.	550	126,572	(17.2)
US Bancorp	4,102	140,617	(19.1)
Veeva Systems, Inc., Class A	611	109,418	(14.9)
VeriSign, Inc.	6,647	1,474,305	(200.5)
Virtu Financial, Inc., Class A	1,004	20,130	(2.7)
Visteon Corp.	607	85,217	(11.6)
Vulcan Materials Co.	373	65,320	(8.9)
Walmart, Inc.	8,366	1,263,015	(171.7)
Waste Connections, Inc.	2,359	328,255	(44.6)
Waters Corp.	221	66,380	(9.0)
Wayfair, Inc.	1,639	57,086	(7.8)
Westlake Corp.	3,859	439,077	(59.7)
WeWork, Inc.	51	22	(0.0)
Willis Towers Watson PLC	2,715	628,794	(85.5)

Security	Shares	Value	% of Basket Value

United States (continued)
WillScot Mobile Mini Holdings Corp.	3,033	$137,698	(18.7)%
Workiva, Inc.	198	18,497	(2.5)
World Wrestling Entertainment, Inc., Class A	2,556	273,927	(37.2)
WP Carey, Inc.	2,478	183,868	(25.0)
WW Grainger, Inc.	241	167,632	(22.8)
Xylem, Inc.	12,147	1,261,344	(171.5)
YETI Holdings, Inc.	1,951	76,967	(10.5)
Ziff Davis, Inc.	814	59,536	(8.1)
Zions Bancorp NA	7,814	217,698	(29.6)

		84,337,627

Preferred Stocks

Germany
Bayerische Motoren Werke AG	1,145	121,180	(16.5)
Fuchs Petrolub SE, Preference Shares	9,732	382,655	(52.0)
Sartorius AG	743	287,496	(39.1)
Volkswagen AG	883	120,051	(16.3)

		911,382

Warrants

Australia
Magellan Financial Group Ltd., (Issued/Exercisable 04/14/22, 1 Share for 1 Warrant, Expires 04/16/27, Strike Price AUD 35.00)	679	92	(0.0)

Total Reference Entity — Long		171,243,966

Reference Entity — Short

Common Stocks

Australia
Champion Iron Ltd.	(97,978)	(425,996)	57.9
Cleanaway Waste Management Ltd.	(13,016)	(20,976)	2.9
Flutter Entertainment PLC	(6,375)	(1,268,334)	172.5
Glencore PLC	(50,273)	(292,733)	39.8
Goodman Group	(26,242)	(338,531)	46.0
Newcrest Mining Ltd.	(5,530)	(104,417)	14.2

		(2,450,987)

Austria
Erste Group Bank AG	(1,123)	(40,653)	5.5

Belgium
Ackermans & van Haaren NV	(114)	(19,964)	2.7
Ageas SA/NV	(8,745)	(387,923)	52.8
D’ieteren Group	(2,372)	(444,646)	60.5
Galapagos NV	(1,622)	(62,658)	8.5
KBC Group NV	(246)	(17,508)	2.4
UCB SA	(4,462)	(412,876)	56.1
Umicore SA	(4,856)	(158,705)	21.6

		(1,504,280)

Brazil
Yara International ASA	(25,228)	(1,012,709)	137.7

Canada
BlackBerry Ltd.	(23,797)	(92,119)	12.5
Canadian Apartment Properties REIT	(21,966)	(799,664)	108.7
Canadian Solar, Inc.	(2,939)	(109,977)	15.0
Canadian Utilities Ltd.	(9,015)	(258,971)	35.2
CCL Industries, Inc., Class B	(15,778)	(737,083)	100.2
CI Financial Corp.	(1,851)	(18,108)	2.5
Dream Industrial Real Estate Investment Trust	(76,643)	(834,068)	113.4
Fairfax Financial Holdings Ltd.	(627)	(435,445)	59.2

46	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

Canada (continued)
George Weston Ltd.	(13,094)	$(1,746,983)	237.6%
iA Financial Corp., Inc.	(10,850)	(723,504)	98.4
IGM Financial, Inc.	(8,049)	(245,455)	33.4
Intact Financial Corp.	(13,071)	(1,964,583)	267.2
Metro, Inc.	(3,579)	(202,691)	27.6
National Bank of Canada	(6,250)	(463,142)	63.0
Nuvei Corp.	(18,254)	(736,456)	100.1
Onex Corp.	(3,510)	(160,556)	21.8
Open Text Corp.	(1,190)	(44,781)	6.1
Paramount Resources Ltd., Class A	(6,638)	(156,164)	21.2
Parkland Corp.	(1,498)	(35,105)	4.8
Peyto Exploration & Development Corp.	(2,259)	(20,439)	2.8
Power Corp. of Canada	(14,919)	(397,090)	54.0
Quebecor, Inc.	(6,092)	(156,254)	21.3
Rogers Communications, Inc.	(2,130)	(104,592)	14.2
Saputo, Inc.	(24,269)	(624,336)	84.9
Shopify, Inc., Class A	(1,501)	(72,261)	9.8
SNC-Lavalin Group, Inc.	(7,502)	(171,646)	23.3
Tamarack Valley Energy Ltd.	(318,911)	(874,407)	118.9
Toromont Industries Ltd.	(8,804)	(706,893)	96.1
WSP Global, Inc.	(4,631)	(607,303)	82.6

		(13,500,076)

Denmark
AP Moller - Maersk A/S, Class A	(12)	(21,349)	2.9
Bavarian Nordic A/S	(18,445)	(504,997)	68.7
Carlsberg A/S	(143)	(23,562)	3.2
ISS A/S	(11,570)	(240,835)	32.7
Pandora A/S	(544)	(50,125)	6.8
Royal Unibrew A/S	(538)	(47,864)	6.5

		(888,732)

Finland
Huhtamaki OYJ	(4,113)	(147,590)	20.1
Kesko OYJ, B Shares	(16,341)	(339,034)	46.1
Kojamo OYJ	(12,463)	(154,077)	20.9
Nordea Bank Abp	(5,924)	(65,393)	8.9
Stora Enso OYJ, R Shares	(2,547)	(32,175)	4.4
Valmet OYJ	(3,061)	(103,156)	14.0

		(841,425)

France
Adevinta ASA	(34,166)	(262,420)	35.7
BioMerieux	(7,378)	(769,024)	104.6
BNP Paribas SA	(3,667)	(235,886)	32.1
Capgemini SE	(7)	(1,271)	0.2
Credit Agricole SA	(56,611)	(688,973)	93.7
Eiffage SA	(1,593)	(188,792)	25.7
Elis SA	(34,295)	(678,279)	92.2
Eramet SA	(4,734)	(459,018)	62.4
Eurazeo SE	(9,899)	(703,634)	95.7
Ipsen SA	(715)	(86,333)	11.7
Rexel SA	(77)	(1,776)	0.2
Safran SA	(2,754)	(426,399)	58.0
Technip Energies NV	(3,510)	(77,526)	10.5
Thales SA	(2,263)	(343,792)	46.8
TotalEnergies SE	(344)	(21,992)	3.0
Valeo	(8,616)	(167,475)	22.8
Worldline SA/France	(22,298)	(965,858)	131.3

		(6,078,448)

Security	Shares	Value	% of Basket Value

Germany
adidas AG	(657)	$(115,187)	15.7%
Aixtron SE	(5,724)	(161,274)	21.9
Aroundtown SA	(136,272)	(184,866)	25.1
Aurubis AG	(627)	(58,565)	8.0
Bechtle AG	(13,523)	(626,213)	85.1
Continental AG	(963)	(67,266)	9.1
Deutsche Boerse AG	(154)	(29,232)	4.0
Deutsche Post AG, Registered Shares	(6,833)	(327,217)	44.5
Deutsche Wohnen SE	(8,439)	(190,257)	25.9
Evotec SE	(11,514)	(210,478)	28.6
Gerresheimer AG	(4,060)	(440,624)	59.9
Hannover Rueck SE	(1,523)	(323,996)	44.1
Infineon Technologies AG	(1,199)	(43,465)	5.9
KION Group AG	(1,525)	(62,978)	8.6
SAP SE	(937)	(126,246)	17.2
Sixt SE	(8,097)	(1,000,278)	136.0
Telefonica Deutschland Holding AG	(71,688)	(241,181)	32.8
Traton SE	(15,119)	(348,219)	47.3

		(4,557,542)

Hong Kong
Guotai Junan International Holdings Ltd.	(17,000)	(1,436)	0.2
Jardine Matheson Holdings Ltd.	(3,000)	(145,025)	19.7
Prudential PLC	(9,508)	(143,698)	19.6

		(290,159)

Ireland
Bank of Ireland Group PLC	(18,168)	(187,059)	25.4

Israel
Ashtrom Group Ltd.	(4,262)	(66,881)	9.1
Bezeq The Israeli Telecommunication Corp. Ltd.	(10,779)	(14,609)	2.0
First International Bank Of Israel Ltd.	(609)	(22,029)	3.0
Global-e Online Ltd.	(999)	(27,852)	3.8
ICL Group Ltd.	(118,622)	(733,531)	99.7
Teva Pharmaceutical Industries Ltd., ADR	(10,717)	(93,560)	12.7

		(958,462)

Italy
Amplifon SpA	(601)	(21,965)	3.0
Assicurazioni Generali SpA	(7,206)	(149,419)	20.3
Banca Mediolanum SpA	(23,581)	(212,245)	28.9
Coca-Cola HBC AG	(788)	(23,742)	3.2
DiaSorin SpA	(1,636)	(176,902)	24.0
Eni SpA	(62,601)	(941,544)	128.0
Interpump Group SpA	(5,385)	(299,233)	40.7
Iveco Group NV	(4,578)	(41,006)	5.6
Leonardo SpA	(45,977)	(545,429)	74.2
Nexi SpA	(12,878)	(106,304)	14.5
Pirelli & C SpA	(21,716)	(113,261)	15.4
Poste Italiane SpA	(21,235)	(220,000)	29.9

		(2,851,050)

Japan
Activia Properties, Inc.	(74)	(219,908)	29.9
Advance Residence Investment Corp.	(221)	(584,639)	79.5
Air Water, Inc.	(7,200)	(92,778)	12.6
Allegro MicroSystems, Inc.	(10,742)	(384,241)	52.2
Ariake Japan Co. Ltd.	(4,700)	(194,347)	26.4
Asahi Group Holdings Ltd.	(18,200)	(716,874)	97.5
ASKUL Corp.	(15,900)	(216,186)	29.4
Bandai Namco Holdings, Inc.	(8,500)	(196,874)	26.8
Bank of Kyoto Ltd.	(1,600)	(80,260)	10.9

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

Japan (continued)
BayCurrent Consulting, Inc.	(900)	$(31,925)	4.3%
Benefit One, Inc.	(12,200)	(171,226)	23.3
BIPROGY, Inc.	(7,000)	(172,143)	23.4
Bridgestone Corp.	(3,100)	(126,952)	17.3
Calbee, Inc.	(6,200)	(136,706)	18.6
Capcom Co. Ltd.	(4,600)	(176,209)	24.0
Chiba Bank Ltd.	(64,200)	(427,592)	58.1
Chubu Electric Power Co., Inc.	(18,100)	(205,817)	28.0
Chugai Pharmaceutical Co. Ltd.	(22,900)	(602,493)	81.9
Chugin Financial Group, Inc.	(5,400)	(36,963)	5.0
Cosmo Energy Holdings Co. Ltd.	(700)	(22,830)	3.1
Credit Saison Co. Ltd.	(12,500)	(176,651)	24.0
Dai Nippon Printing Co. Ltd.	(19,400)	(568,686)	77.3
Daido Steel Co. Ltd.	(12,800)	(502,959)	68.4
Daiwa Office Investment Corp.	(89)	(394,698)	53.7
Daiwa Securities Group, Inc.	(10,900)	(51,641)	7.0
Daiwa Securities Living Investments Corp.	(226)	(195,984)	26.6
Descente Ltd.	(4,300)	(139,407)	19.0
East Japan Railway Co.	(3,400)	(198,466)	27.0
ENEOS Holdings, Inc.	(5,200)	(18,865)	2.6
Food & Life Cos. Ltd.	(2,300)	(56,531)	7.7
FP Corp.	(8,800)	(223,243)	30.4
Fuji Kyuko Co. Ltd.	(3,400)	(133,163)	18.1
Fukuoka Financial Group, Inc.	(19,200)	(368,890)	50.2
Fuyo General Lease Co. Ltd.	(4,900)	(365,610)	49.7
GLP J-Reit	(145)	(168,899)	23.0
Goldwin, Inc.	(2,200)	(203,857)	27.7
GS Yuasa Corp.	(47,400)	(850,195)	115.6
GungHo Online Entertainment, Inc.	(51,600)	(1,010,313)	137.4
Hakuhodo DY Holdings, Inc.	(43,200)	(518,996)	70.6
Hankyu Hanshin Holdings, Inc.	(6,400)	(203,815)	27.7
Harmonic Drive Systems, Inc.	(11,600)	(361,675)	49.2
Haseko Corp.	(69,600)	(866,225)	117.8
Heiwa Corp.	(26,200)	(527,649)	71.8
Hikari Tsushin, Inc.	(4,600)	(640,050)	87.0
Hino Motors Ltd.	(4,500)	(18,100)	2.5
Hirogin Holdings, Inc.	(37,400)	(189,182)	25.7
Hisamitsu Pharmaceutical Co., Inc.	(7,600)	(214,363)	29.1
Hitachi Construction Machinery Co. Ltd.	(4,500)	(112,979)	15.4
Horiba Ltd.	(800)	(44,965)	6.1
Hoshizaki Corp.	(9,100)	(326,914)	44.5
Industrial & Infrastructure Fund Investment Corp.	(406)	(474,483)	64.5
Itoham Yonekyu Holdings, Inc.	(49,200)	(274,984)	37.4
Iyogin Holdings, Inc.	(32,500)	(194,063)	26.4
Japan Aviation Electronics Industry Ltd.	(25,100)	(449,387)	61.1
Japan Exchange Group, Inc.	(28,800)	(476,796)	64.8
Japan Hotel REIT Investment Corp.	(559)	(321,945)	43.8
Japan Logistics Fund, Inc.	(74)	(179,153)	24.4
Japan Metropolitan Fund Invest	(909)	(678,668)	92.3
Japan Prime Realty Investment Corp.	(47)	(124,635)	16.9
Japan Real Estate Investment Corp.	(342)	(1,382,038)	187.9
JCR Pharmaceuticals Co. Ltd.	(8,600)	(94,898)	12.9
Jeol Ltd.	(1,900)	(56,574)	7.7
JMDC, Inc.	(19,300)	(705,870)	96.0
Justsystems Corp.	(5,700)	(153,663)	20.9
Kagome Co. Ltd.	(17,400)	(430,928)	58.6
Kansai Electric Power Co., Inc.	(22,200)	(244,080)	33.2
Kansai Paint Co. Ltd.	(23,200)	(333,504)	45.4
Kawasaki Heavy Industries Ltd.	(12,200)	(270,706)	36.8
Keihan Holdings Co. Ltd.	(6,800)	(190,958)	26.0
Keio Corp.	(5,800)	(219,749)	29.9
Keisei Electric Railway Co. Ltd.	(2,600)	(93,568)	12.7

Security	Shares	Value	% of Basket Value

Japan (continued)
Kintetsu Group Holdings Co. Ltd.	(8,200)	$(281,755)	38.3%
Kobayashi Pharmaceutical Co. Ltd.	(1,800)	(114,583)	15.6
Kobe Steel Ltd.	(29,300)	(222,797)	30.3
Kotobuki Spirits Co. Ltd.	(7,600)	(572,599)	77.9
Kurita Water Industries Ltd.	(2,600)	(111,290)	15.1
Kyudenko Corp.	(14,600)	(396,741)	53.9
Kyushu Electric Power Co., Inc.	(54,800)	(325,649)	44.3
Kyushu Financial Group, Inc.	(84,400)	(310,340)	42.2
Kyushu Railway Co.	(27,900)	(646,326)	87.9
LaSalle Logiport REIT	(244)	(295,575)	40.2
Matsui Securities Co. Ltd.	(41,200)	(240,542)	32.7
MatsukiyoCocokara & Co.	(15,000)	(819,496)	111.4
Mazda Motor Corp.	(11,900)	(109,778)	14.9
McDonald’s Holdings Co. Japan Ltd.	(7,100)	(301,698)	41.0
Mebuki Financial Group, Inc.	(49,700)	(129,829)	17.7
Menicon Co. Ltd.	(6,600)	(142,938)	19.4
Mitsui Fudosan Logistics Park, Inc.	(95)	(364,075)	49.5
Mitsui High-Tec, Inc.	(21,800)	(1,340,584)	182.3
Miura Co. Ltd.	(20,100)	(545,878)	74.2
Money Forward, Inc.	(11,300)	(480,172)	65.3
MonotaRO Co. Ltd.	(8,800)	(135,685)	18.5
Mori Hills REIT Investment Corp.	(611)	(704,458)	95.8
Morinaga & Co. Ltd.	(18,700)	(564,811)	76.8
Morinaga Milk Industry Co. Ltd.	(5,300)	(203,144)	27.6
Nankai Electric Railway Co. Ltd.	(1,000)	(23,788)	3.2
Nextage Co. Ltd.	(9,900)	(183,100)	24.9
NHK Spring Co. Ltd.	(108,200)	(817,702)	111.2
Nifco, Inc.	(8,400)	(246,312)	33.5
Nihon Kohden Corp.	(25,800)	(728,054)	99.0
Nippon Accommodations Fund, Inc.	(50)	(247,814)	33.7
Nippon Building Fund, Inc.	(180)	(769,497)	104.6
Nippon Electric Glass Co. Ltd.	(51,400)	(1,000,946)	136.1
Nippon Sanso Holdings Corp.	(400)	(7,360)	1.0
Nippon Shokubai Co. Ltd.	(4,200)	(171,782)	23.4
Nishi-Nippon Railroad Co. Ltd.	(21,400)	(400,343)	54.4
Nisshin Seifun Group, Inc.	(50,400)	(623,045)	84.7
Nissin Foods Holdings Co. Ltd.	(3,300)	(324,428)	44.1
Noevir Holdings Co. Ltd.	(5,900)	(245,528)	33.4
NOF Corp.	(4,600)	(214,413)	29.2
NOK Corp.	(34,900)	(479,445)	65.2
NTT Data Corp.	(6,700)	(92,846)	12.6
Odakyu Electric Railway Co. Ltd.	(4,600)	(65,542)	8.9
OKUMA Corp.	(6,400)	(289,863)	39.4
Open House Group Co. Ltd.	(12,100)	(492,899)	67.0
Oriental Land Co. Ltd/Japan	(5,500)	(198,552)	27.0
Orix JREIT, Inc.	(70)	(92,276)	12.5
Osaka Gas Co. Ltd.	(33,100)	(558,300)	75.9
OSG Corp.	(7,300)	(104,623)	14.2
PALTAC Corp.	(2,100)	(82,200)	11.2
Pan Pacific International Holdings Corp.	(27,900)	(531,836)	72.3
Park24 Co. Ltd.	(52,400)	(826,288)	112.4
PeptiDream, Inc.	(4,700)	(64,812)	8.8
Rakus Co. Ltd.	(7,200)	(111,636)	15.2
Relo Group, Inc.	(11,500)	(182,214)	24.8
Renesas Electronics Corp.	(67,500)	(897,946)	122.1
Rengo Co. Ltd.	(87,200)	(579,918)	78.9
Resonac Holdings Corp.	(72,400)	(1,169,624)	159.0
Rinnai Corp.	(3,000)	(73,957)	10.1
Rohto Pharmaceutical Co. Ltd.	(3,200)	(67,726)	9.2
Sanwa Holdings Corp.	(7,600)	(84,858)	11.5
SBI Shinsei Bank Ltd.	(21,800)	(399,074)	54.3
Seino Holdings Co. Ltd.	(7,000)	(79,257)	10.8

48	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

Japan (continued)
Sekisui House Reit, Inc.	(540)	$(312,279)	42.5%
SG Holdings Co. Ltd.	(17,800)	(260,745)	35.5
Shikoku Electric Power Co., Inc.	(4,200)	(25,313)	3.4
Shizuoka Financial Group, Inc.	(44,200)	(339,743)	46.2
Shochiku Co. Ltd.	(1,100)	(100,733)	13.7
Socionext, Inc.	(1,200)	(101,447)	13.8
SoftBank Corp.	(25,100)	(288,246)	39.2
Sony Group Corp.	(23,700)	(2,187,432)	297.4
Sotetsu Holdings, Inc.	(22,500)	(436,445)	59.3
Square Enix Holdings Co. Ltd.	(5,100)	(255,825)	34.8
Stanley Electric Co. Ltd.	(14,500)	(333,499)	45.3
Suzuken Co. Ltd.	(3,800)	(110,288)	15.0
Sysmex Corp.	(1,300)	(85,348)	11.6
Taiyo Yuden Co. Ltd.	(13,500)	(421,605)	57.3
Takara Holdings, Inc.	(22,400)	(180,004)	24.5
Takashimaya Co. Ltd.	(5,800)	(87,470)	11.9
TechnoPro Holdings, Inc.	(12,200)	(339,469)	46.2
Tobu Railway Co. Ltd.	(700)	(18,225)	2.5
Toho Gas Co. Ltd.	(11,100)	(211,833)	28.8
Tohoku Electric Power Co, Inc.	(6,300)	(33,054)	4.5
Tokyu Corp.	(42,400)	(609,794)	82.9
Tokyu Fudosan Holdings Corp.	(23,400)	(121,028)	16.5
TOPPAN, Inc.	(18,600)	(403,080)	54.8
Toshiba TEC Corp.	(1,900)	(56,278)	7.7
Toyo Seikan Group Holdings Ltd.	(2,000)	(28,815)	3.9
Toyo Tire Corp.	(43,500)	(528,484)	71.9
United Urban Investment Corp.	(212)	(240,037)	32.6
USS Co. Ltd.	(1,800)	(30,844)	4.2
Visional, Inc.	(300)	(16,053)	2.2
West Japan Railway Co.	(4,100)	(181,319)	24.7
Yamato Holdings Co. Ltd.	(5,000)	(87,610)	11.9
Yokohama Rubber Co. Ltd.	(11,900)	(263,861)	35.9
Z Holdings Corp.	(97,400)	(271,753)	37.0
Zensho Holdings Co. Ltd.	(1,100)	(35,655)	4.8

		(53,694,745)

Luxembourg
Aperam SA	(2,612)	(96,444)	13.1
Eurofins Scientific SE	(5,698)	(396,319)	53.9

		(492,763)

Netherlands
Akzo Nobel NV	(245)	(20,234)	2.7
Argenx SE	(700)	(268,826)	36.6
Euronext NV	(2,265)	(179,344)	24.4
Heineken NV	(391)	(44,701)	6.1
JDE Peet’s NV	(13,126)	(397,427)	54.0
Koninklijke Ahold Delhaize NV	(3,155)	(108,000)	14.7
OCI NV	(1,125)	(29,503)	4.0
SBM Offshore NV	(19,848)	(279,298)	38.0

		(1,327,333)

Nigeria
Airtel Africa PLC	(222,546)	(331,913)	45.1

Norway
Aker ASA, A Shares	(1,147)	(69,896)	9.5
DNB Bank ASA	(23,919)	(419,404)	57.0
Leroy Seafood Group ASA	(13,408)	(70,398)	9.6
Mowi ASA	(7,050)	(134,119)	18.2
Orkla ASA	(127,270)	(912,123)	124.0

Security	Shares	Value	% of Basket Value

Norway (continued)
Salmar ASA	(15,336)	$(679,358)	92.4%
Schibsted ASA	(11,135)	(197,136)	26.8
Telenor ASA	(2,047)	(25,469)	3.5

		(2,507,903)

Portugal
Jeronimo Martins SGPS SA	(4,002)	(100,567)	13.7

Singapore
CapitaLand Ascendas REIT	(226,600)	(486,102)	66.1
Grab Holdings Ltd.	(61,267)	(178,287)	24.2
Kenon Holdings Ltd.	(5,846)	(154,808)	21.0
Oversea-Chinese Banking Corp. Ltd.	(114,600)	(1,080,763)	147.0
Sea Ltd., ADR	(642)	(48,901)	6.6
Singapore Exchange Ltd.	(13,200)	(94,698)	12.9
Singapore Technologies Engineering Ltd.	(21,300)	(57,800)	7.9
Singapore Telecommunications Ltd.	(188,500)	(360,106)	49.0
STMicroelectronics NV	(9,271)	(394,680)	53.7
UOL Group Ltd.	(78,100)	(406,130)	55.2

		(3,262,275)

South Korea
Delivery Hero SE	(2,375)	(94,547)	12.9

Spain
Amadeus IT Group SA	(2,730)	(191,237)	26.0
Cellnex Telecom SA	(5,303)	(222,303)	30.2
Corp ACCIONA Energias Renovables SA	(14,948)	(534,372)	72.7
Endesa SA	(26,505)	(592,047)	80.5
Inmobiliaria Colonial Socimi SA	(17,944)	(114,216)	15.5

		(1,654,175)

Sweden
Autoliv, Inc	(1,934)	(165,957)	22.6
Electrolux AB	(16,496)	(247,518)	33.7
Embracer Group AB	(35,818)	(185,990)	25.3
Evolution AB	(56)	(7,435)	1.0
H & M Hennes & Mauritz AB, B Shares	(3,051)	(44,448)	6.0
Hexagon AB, B Shares	(8,326)	(94,750)	12.9
Hexatronic Group AB	(13,583)	(114,122)	15.5
Husqvarna AB, B Shares	(56,652)	(485,978)	66.1
Investment AB Latour, B Shares	(6,287)	(135,338)	18.4
Kinnevik AB	(11,258)	(183,844)	25.0
Lifco AB, B Shares	(6,385)	(144,725)	19.7
Skandinaviska Enskilda Banken AB	(17,872)	(201,987)	27.5
SSAB AB, A Shares	(2,703)	(19,087)	2.6
Svenska Cellulosa AB SCA, Class B	(5,826)	(79,477)	10.8
Swedish Orphan Biovitrum AB	(18,818)	(454,987)	61.9
Telia Co. AB	(17,150)	(47,475)	6.4
Volvo AB, B Shares	(25,898)	(529,169)	71.9

		(3,142,287)

Switzerland
Adecco Group AG, Registered Shares	(18,879)	(650,569)	88.5
Bachem Holding AG	(6,543)	(716,064)	97.4
Baloise Holding AG, Registered Shares	(3,360)	(563,479)	76.6
EMS-Chemie Holding AG, Registered Shares	(1,223)	(1,006,478)	136.9
Julius Baer Group Ltd.	(2,531)	(181,698)	24.7
Lonza Group AG, Registered Shares	(1,031)	(644,207)	87.6
Mediclinic International PLC	(53,121)	(328,645)	44.7
Meyer Burger Technology AG	(819,106)	(528,591)	71.9
On Holding AG	(626)	(20,314)	2.8

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

Switzerland (continued)
Schindler Holding AG, Registered Shares	(2,878)	$(615,956)	83.7%
SIG Group AG	(9,635)	(258,377)	35.1
Sonova Holding AG, Registered Shares	(1,426)	(453,079)	61.6
Swiss Life Holding AG, Registered Shares	(880)	(581,932)	79.1
UBS Group AG, Registered Shares	(14,827)	(302,261)	41.1

		(6,851,650)

United Kingdom
3i Group PLC	(43,546)	(956,555)	130.1
abrdn PLC	(42,689)	(112,951)	15.4
Associated British Foods PLC	(2,233)	(54,260)	7.4
Aviva PLC	(1,541)	(8,098)	1.1
Barratt Developments PLC	(23,295)	(144,730)	19.7
Berkeley Group Holdings PLC	(5,349)	(295,532)	40.2
CNH Industrial NV	(37,031)	(518,787)	70.5
Compass Group PLC	(4,594)	(119,632)	16.3
Dechra Pharmaceuticals PLC	(11,605)	(537,606)	73.1
Derwent London PLC	(694)	(20,680)	2.8
Farfetch Ltd.	(46,104)	(185,799)	25.3
Future PLC	(34,017)	(476,447)	64.8
Harbour Energy PLC	(33,587)	(103,127)	14.0
HSBC Holdings PLC	(96,798)	(688,555)	93.6
Informa PLC	(168,727)	(1,514,533)	205.9
International Consolidated Airlines Group SA	(120,157)	(227,567)	30.9
International Distributions Services PLC	(104,666)	(328,852)	44.7
JD Sports Fashion PLC	(301,776)	(604,177)	82.2
JET2 PLC	(2,969)	(45,243)	6.1
Just Eat Takeaway.com NV	(19,943)	(348,238)	47.3
Lloyds Banking Group PLC	(621,832)	(372,788)	50.7
Manchester United PLC, Class A	(3,970)	(79,598)	10.8
National Grid PLC	(41,356)	(585,234)	79.6
Persimmon PLC	(2,777)	(45,389)	6.2
Smith & Nephew PLC	(31,640)	(514,490)	70.0
St James’s Place PLC	(8,277)	(124,214)	16.9
Vistry Group PLC	(11,724)	(114,084)	15.5
Watches of Switzerland Group PLC	(16,355)	(168,865)	23.0
WPP PLC	(1,111)	(12,774)	1.7

		(9,308,805)

United States
Adient PLC	(6,758)	(249,640)	33.9
ADT, Inc.	(258,630)	(1,732,821)	235.6
AES Corp.	(3,492)	(82,621)	11.2
Affirm Holdings, Inc.	(16,504)	(162,729)	22.1
Aflac, Inc.	(1,304)	(91,084)	12.4
Airbnb, Inc., Class A	(4,146)	(496,152)	67.5
Alexandria Real Estate Equities, Inc.	(1,701)	(211,230)	28.7
Alteryx, Inc., Class A	(8,152)	(335,292)	45.6
Amcor PLC	(37,275)	(408,907)	55.6
American Equity Investment Life Holding Co.	(13,952)	(537,710)	73.1
Ameriprise Financial, Inc.	(1,165)	(355,465)	48.3
AmerisourceBergen Corp.	(2,291)	(382,253)	52.0
Amkor Technology, Inc.	(2,366)	(52,927)	7.2
Analog Devices, Inc.	(4,725)	(849,933)	115.6
Annaly Capital Management, Inc.	(2,507)	(50,090)	6.8
Ansys, Inc.	(137)	(43,007)	5.8
Antero Midstream Corp.	(29,642)	(318,948)	43.4
Antero Resources Corp.	(16,946)	(389,589)	53.0
Apartment Income REIT Corp.	(6,424)	(237,559)	32.3
Apollo Global Management, Inc.	(12,427)	(787,748)	107.1
Apple Hospitality REIT, Inc.	(14,001)	(208,475)	28.3

Security	Shares	Value	% of Basket Value

United States (continued)
Aramark	(3,275)	$(113,642)	15.5%
Arista Networks, Inc.	(3,529)	(565,205)	76.9
Aspen Technology, Inc.	(727)	(128,679)	17.5
Atmos Energy Corp.	(382)	(43,601)	5.9
Avantor, Inc.	(2,612)	(50,882)	6.9
Avnet, Inc.	(6,184)	(255,152)	34.7
Axalta Coating Systems Ltd.	(13,263)	(418,713)	56.9
Ball Corp.	(5,788)	(307,806)	41.9
Bentley Systems, Inc., Class B	(1,285)	(54,690)	7.4
BJ’s Wholesale Club Holdings, Inc.	(585)	(44,676)	6.1
Black Hills Corp.	(3,840)	(250,714)	34.1
Bloom Energy Corp., Class A	(5,701)	(94,922)	12.9
Blue Owl Capital, Inc.	(16,156)	(181,917)	24.7
Boston Properties, Inc.	(1,366)	(72,890)	9.9
Broadcom, Inc.	(52)	(32,578)	4.4
Broadridge Financial Solutions, Inc.	(235)	(34,171)	4.6
Cadence Bank	(600)	(12,132)	1.6
Calix, Inc.	(1,384)	(63,249)	8.6
CarMax, Inc.	(1,851)	(129,626)	17.6
Catalent, Inc.	(5,303)	(265,786)	36.1
Celanese Corp.	(5,807)	(616,936)	83.9
Ceridian HCM Holding, Inc.	(2,727)	(173,110)	23.5
Chesapeake Energy Corp.	(2,097)	(173,380)	23.6
Churchill Downs, Inc.	(811)	(237,242)	32.3
Civitas Resources, Inc.	(2,814)	(194,307)	26.4
Clean Harbors, Inc.	(2,141)	(310,788)	42.3
Clear Secure, Inc.	(13,394)	(324,001)	44.1
Clorox Co.	(1,337)	(221,434)	30.1
CME Group, Inc.	(1,308)	(242,987)	33.0
Comfort Systems USA, Inc.	(1,174)	(175,501)	23.9
Commerce Bancshares, Inc.	(1,184)	(66,126)	9.0
Comstock Resources, Inc.	(7,211)	(82,926)	11.3
Confluent, Inc.	(4,848)	(106,656)	14.5
Consolidated Edison, Inc.	(574)	(56,522)	7.7
Constellium SE	(6,278)	(93,228)	12.7
Cooper Cos., Inc.	(1,352)	(515,720)	70.1
Coterra Energy, Inc.	(4,079)	(104,422)	14.2
Coty, Inc., Class A	(113,490)	(1,347,126)	183.2
Cullen/Frost Bankers, Inc.	(328)	(36,162)	4.9
Diodes, Inc.	(4,091)	(326,053)	44.3
Dominion Energy, Inc.	(1,604)	(91,653)	12.5
DoorDash, Inc.	(295)	(18,051)	2.5
Dun & Bradstreet Holdings, Inc.	(1,299)	(14,510)	2.0
Dynatrace, Inc.	(2,064)	(87,266)	11.9
Eagle Materials, Inc.	(169)	(25,047)	3.4
Edison International	(2,806)	(206,522)	28.1
Elanco Animal Health, Inc.	(7,592)	(71,896)	9.8
Entegris, Inc.	(6,132)	(459,409)	62.5
Erie Indemnity Co., Class A	(968)	(210,375)	28.6
Euronet Worldwide, Inc.	(1,273)	(140,972)	19.2
Evergy, Inc.	(4,116)	(255,645)	34.8
Exelon Corp.	(8,261)	(350,597)	47.7
ExlService Holdings, Inc.	(559)	(99,714)	13.6
Federal Realty Investment Trust	(1,307)	(129,249)	17.6
Ferguson PLC	(4,630)	(645,804)	87.8
Fifth Third Bancorp	(8,449)	(221,364)	30.1
First American Financial Corp.	(637)	(36,698)	5.0
First Citizens BancShares, Inc.	(65)	(65,467)	8.9
First Industrial Realty Trust, Inc.	(3,381)	(177,401)	24.1
First Solar, Inc.	(971)	(177,285)	24.1
Fiserv, Inc.	(1,894)	(231,295)	31.4

50	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

United States (continued)
FleetCor Technologies, Inc.	(95)	$(20,322)	2.8%
Fluence Energy, Inc.	(26,529)	(479,114)	65.1
Foot Locker, Inc.	(14,060)	(590,379)	80.3
Fox Factory Holding Corp.	(1,017)	(112,755)	15.3
GE Healthcare, Inc.	(3,860)	(313,972)	42.7
Gen Digital, Inc.	(7,191)	(127,065)	17.3
Gitlab, Inc.	(2,129)	(64,636)	8.8
Graphic Packaging Holding Co.	(7,029)	(173,335)	23.6
Grocery Outlet Holding Corp.	(5,158)	(153,605)	20.9
HashiCorp., Inc.	(23,614)	(633,091)	86.1
HB Fuller Co.	(1,899)	(125,657)	17.1
Hilton Grand Vacations, Inc.	(2,382)	(101,950)	13.9
Host Hotels & Resorts, Inc.	(15,621)	(252,592)	34.3
ICON PLC	(3,517)	(677,691)	92.2
Insight Enterprises, Inc.	(1,589)	(192,190)	26.1
Inspire Medical Systems, Inc.	(2,653)	(710,022)	96.5
International Business Machines Corp.	(2,031)	(256,739)	34.9
Interpublic Group of Cos., Inc.	(6,773)	(241,999)	32.9
Iridium Communications, Inc.	(4,527)	(287,329)	39.1
Jazz Pharmaceuticals PLC	(1,785)	(250,739)	34.1
Karuna Therapeutics, Inc.	(117)	(23,217)	3.2
Kinder Morgan, Inc.	(7,793)	(133,650)	18.2
Kinsale Capital Group, Inc.	(903)	(295,019)	40.1
Lamb Weston Holdings, Inc.	(639)	(71,447)	9.7
Lantheus Holdings, Inc.	(8,284)	(707,868)	96.3
Las Vegas Sands Corp.	(1,640)	(104,714)	14.2
Levi Strauss & Co.	(29,636)	(428,537)	58.3
Littelfuse, Inc.	(239)	(57,895)	7.9
Live Nation Entertainment, Inc.	(1,157)	(78,421)	10.7
Loews Corp.	(1,582)	(91,076)	12.4
Madison Square Garden Sports Corp.	(5,413)	(1,085,306)	147.6
Marriott International, Inc.	(1,844)	(312,263)	42.5
Maximus, Inc.	(4,323)	(361,619)	49.2
Meritage Homes Corp.	(2,341)	(299,765)	40.8
MKS Instruments, Inc.	(272)	(22,813)	3.1
Mondelez International, Inc.	(697)	(53,474)	7.3
MongoDB, Inc.	(699)	(167,732)	22.8
Mosaic Co.	(1,352)	(57,933)	7.9
Motorola Solutions, Inc.	(927)	(270,128)	36.7
Natera, Inc.	(1,030)	(52,242)	7.1
National Retail Properties, Inc.	(678)	(29,493)	4.0
National Storage Affiliates Trust	(12,913)	(497,796)	67.7
NCR Corp.	(10,853)	(241,913)	32.9
Neogen Corp.	(11,029)	(189,919)	25.8
Netflix, Inc.	(778)	(256,686)	34.9
New Fortress Energy, Inc.	(3,105)	(94,050)	12.8
New Jersey Resources Corp.	(4,226)	(218,231)	29.7
New Relic, Inc.	(3,774)	(269,728)	36.7
New York Times Co.	(10,995)	(437,051)	59.4
Newell Brands, Inc.	(61,858)	(751,575)	102.2
Noble Corp. PLC	(5,785)	(222,433)	30.2
Okta, Inc.	(686)	(47,012)	6.4
Old Republic International Corp.	(740)	(18,700)	2.5
Ollie’s Bargain Outlet Holdings, Inc.	(2,192)	(143,028)	19.4
Omega Healthcare Investors, Inc.	(973)	(26,037)	3.5
Omnicom Group, Inc.	(1,442)	(130,602)	17.8
ONE Gas, Inc.	(6,956)	(535,264)	72.8
Option Care Health, Inc.	(3,324)	(106,867)	14.5
Oracle Corp.	(4,770)	(451,814)	61.4
Ormat Technologies, Inc.	(1,508)	(129,401)	17.6
PACCAR, Inc.	(4,585)	(342,454)	46.6

Security	Shares	Value	% of Basket Value

United States (continued)
Paychex, Inc.	(330)	$(36,254)	4.9%
Paylocity Holding Corp.	(497)	(96,065)	13.1
PayPal Holdings, Inc.	(6,025)	(457,900)	62.3
Pentair PLC	(1,974)	(114,650)	15.6
Performance Food Group Co.	(2,769)	(173,589)	23.6
Permian Resources Corp.	(33,655)	(351,695)	47.8
Pinnacle West Capital Corp.	(1,624)	(127,419)	17.3
PPG Industries, Inc.	(713)	(100,005)	13.6
Primerica, Inc.	(1,082)	(197,476)	26.8
Privia Health Group, Inc.	(7,584)	(209,546)	28.5
PTC, Inc.	(264)	(33,209)	4.5
PulteGroup, Inc.	(11,149)	(748,655)	101.8
QuidelOrtho Corp.	(470)	(42,276)	5.7
R1 RCM, Inc.	(44,934)	(700,521)	95.3
Radian Group, Inc.	(13,573)	(329,417)	44.8
RBC Bearings, Inc.	(80)	(18,161)	2.5
Rivian Automotive, Inc.	(7,159)	(91,778)	12.5
Robinhood Markets, Inc.	(55,896)	(494,680)	67.3
Ryan Specialty Holdings, Inc.	(619)	(25,292)	3.4
Ryman Hospitality Properties, Inc.	(3,913)	(350,840)	47.7
Sanofi	(1,543)	(165,517)	22.5
Sealed Air Corp.	(8,176)	(392,366)	53.4
Selective Insurance Group, Inc.	(7,140)	(687,796)	93.5
Shift4 Payments, Inc., Class A	(1,535)	(104,027)	14.1
Shoals Technologies Group, Inc., Class A	(2,472)	(51,640)	7.0
Skyline Champion Corp.	(6,343)	(470,460)	64.0
Skyworks Solutions, Inc.	(41)	(4,342)	0.6
Smartsheet, Inc., Class A	(381)	(15,571)	2.1
SolarEdge Technologies, Inc.	(1,388)	(396,454)	53.9
Southern Co.	(28,132)	(2,069,109)	281.4
SouthState Corp.	(3,907)	(269,505)	36.6
Southwest Gas Holdings, Inc.	(6,409)	(358,904)	48.8
Spirit Realty Capital, Inc.	(903)	(34,729)	4.7
SPS Commerce, Inc.	(386)	(56,858)	7.7
SS&C Technologies Holdings, Inc.	(4,851)	(283,978)	38.6
STAG Industrial, Inc.	(899)	(30,449)	4.1
Surgery Partners, Inc.	(1,323)	(52,470)	7.1
Synaptics, Inc.	(2,598)	(230,079)	31.3
Take-Two Interactive Software, Inc.	(6,085)	(756,305)	102.8
Tenable Holdings, Inc.	(912)	(33,735)	4.6
Tenaris SA	(20,739)	(295,336)	40.2
Tenet Healthcare Corp.	(5,496)	(402,967)	54.8
Terreno Realty Corp.	(2,628)	(161,859)	22.0
Tetra Tech, Inc.	(886)	(122,596)	16.7
T-Mobile US, Inc.	(1,696)	(244,054)	33.2
Trade Desk, Inc., Class A	(1,342)	(86,344)	11.7
TriNet Group, Inc.	(8,685)	(805,794)	109.6
Twilio, Inc., Class A	(6,797)	(357,590)	48.6
Tyler Technologies, Inc.	(718)	(272,144)	37.0
Uber Technologies, Inc.	(4,422)	(137,303)	18.7
Under Armour, Inc., Class A	(2,028)	(17,988)	2.4
Universal Health Services, Inc.	(4,151)	(624,103)	84.9
Valvoline, Inc.	(4,036)	(139,444)	19.0
Verizon Communications, Inc.	(4,330)	(168,134)	22.9
Vir Biotechnology, Inc.	(11,238)	(282,636)	38.4
Vontier Corp.	(12,967)	(351,795)	47.8
Vornado Realty Trust	(5,911)	(88,724)	12.1
Walt Disney Co.	(3,420)	(350,550)	47.7
Welltower, Inc.	(7,368)	(583,693)	79.4
WESCO International, Inc.	(680)	(97,920)	13.3
Whirlpool Corp.	(5,141)	(717,632)	97.6

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

United States (continued)
Xcel Energy, Inc.	(350)	$(24,468)	3.3%
Zebra Technologies Corp.	(529)	(152,368)	20.7
ZoomInfo Technologies, Inc.	(25,537)	(559,516)	76.1

		(54,015,093)

Preferred Stocks

Germany
Henkel AG & Co. KGaA	(419)	(33,725)	4.6

Total Reference Entity — Short		(171,979,363)

Net Value of Reference Entity — Bank of America N.A.		$(735,397)

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with BNP Paribas SA as of period end, termination dates 03/21/25-04/14/25:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Australia
AGL Energy Ltd.	94,009	$515,888	(486.8)%
Allkem Ltd.	30,120	246,662	(232.7)
AMP Ltd.	757,881	571,341	(539.1)
Aristocrat Leisure Ltd.	11,049	278,656	(262.9)
Aurizon Holdings Ltd.	159,521	361,613	(341.2)
Bank of Queensland Ltd.	149,987	577,290	(544.7)
Beach Energy Ltd.	140,509	137,880	(130.1)
Bendigo & Adelaide Bank Ltd.	10,820	62,102	(58.6)
BHP Group Ltd.	10,144	300,103	(283.2)
Boral Ltd.	60,126	164,570	(155.3)
Challenger Ltd.	100,387	402,655	(379.9)
Charter Hall Group	20,295	150,522	(142.0)
CSR Ltd.	153,496	535,747	(505.5)
Deterra Royalties Ltd.	51,398	157,112	(148.3)
Domain Holdings Australia Ltd.	70,601	156,967	(148.1)
Downer EDI Ltd.	232,018	547,269	(516.4)
Flight Centre Travel Group Ltd.	34,052	445,885	(420.7)
Fortescue Metals Group Ltd.	3,890	54,252	(51.2)
GPT Group	102,742	301,223	(284.2)
IDP Education Ltd.	8,181	153,240	(144.6)
Iluka Resources Ltd.	51,607	378,009	(356.7)
Insignia Financial Ltd.	40,401	79,949	(75.4)
Lynas Rare Earths Ltd.	9,171	39,265	(37.1)
Macquarie Group Ltd.	4,163	506,720	(478.1)
Magellan Financial Group Ltd.	4,695	25,371	(23.9)
Mineral Resources Ltd.	3,902	191,860	(181.0)
Mirvac Group	32,783	52,482	(49.5)
National Australia Bank Ltd.	43,744	839,614	(792.2)
Orora Ltd.	134,626	306,761	(289.4)
Pilbara Minerals Ltd.	87,587	248,625	(234.6)
Pro Medicus Ltd.	8,827	361,200	(340.8)
Region RE Ltd., Registered Shares	158,236	258,184	(243.6)
Rio Tinto Ltd.	1,063	79,653	(75.2)
Rio Tinto PLC	4,488	282,799	(266.8)
Scentre Group	13,669	26,155	(24.7)
SEEK Ltd.	26,510	431,207	(406.9)
Star Entertainment Grp Ltd.	44,201	37,345	(35.2)

Security	Shares	Value	% of Basket Value

Australia (continued)
Steadfast Group Ltd.	96,471	$379,184	(357.8)%
Treasury Wine Estates Ltd.	23,096	213,281	(201.2)
Westpac Banking Corp.	40,446	603,643	(569.6)
WiseTech Global Ltd.	7,278	332,386	(313.6)
Worley Ltd.	34,043	340,992	(321.7)

		12,135,662

Austria
ams-OSRAM AG	22,965	159,039	(150.1)
ANDRITZ AG	6,757	439,519	(414.7)
BAWAG Group AG	434	21,199	(20.0)
Raiffeisen Bank International AG	55,877	859,682	(811.1)

		1,479,439

Belgium
Elia Group SA/NV	316	43,394	(40.9)
Euronav NV	19,860	341,592	(322.3)
Sofina SA	2,175	500,105	(471.9)
Solvay SA	3,674	441,615	(416.7)

		1,326,706

Bermuda
RenaissanceRe Holdings Ltd.	888	191,284	(180.5)

Brazil
Wheaton Precious Metals Corp.	1,297	63,552	(60.0)

Canada
AbCellera Biologics, Inc.	2,972	20,150	(19.0)
Alamos Gold, Inc., Class B	53,621	688,155	(649.3)
ARC Resources Ltd.	5,865	72,358	(68.3)
Ballard Power Systems, Inc.	191,849	841,558	(794.0)
Baytex Energy Corp.	23,656	88,395	(83.4)
Birchcliff Energy Ltd.	127,496	767,216	(723.9)
Boralex, Inc.	1,929	55,827	(52.7)
Canada Goose Holdings, Inc.	14,145	277,525	(261.9)
Canadian Imperial Bank of Commerce	1,098	45,877	(43.3)
Canadian National Railway Co.	3,312	392,005	(369.9)
Element Fleet Management Corp.	65,967	856,845	(808.5)
Emera, Inc.	31,914	1,348,481	(1,272.3)
Enerplus Corp.	47,592	706,693	(666.8)
First Capital Real Estate Investment Trust	1,057	12,325	(11.6)
First Majestic Silver Corp.	45,527	319,290	(301.3)
FirstService Corp.	2,332	348,442	(328.8)
Franco-Nevada Corp.	3,011	453,667	(428.0)
GFL Environmental, Inc.	17,417	628,462	(593.0)
Gildan Activewear, Inc.	9,802	317,055	(299.1)
Ivanhoe Mines Ltd.	26,161	225,199	(212.5)
Lithium Americas Corp.	27,583	547,420	(516.5)
MEG Energy Corp.	7,955	131,520	(124.1)
Methanex Corp.	11,516	511,839	(482.9)
NuVista Energy Ltd.	23,299	200,815	(189.5)
Pan American Silver Corp.	3,949	69,819	(65.9)
Parex Resources, Inc.	15,248	307,469	(290.1)
Restaurant Brands International, Inc.	2,082	144,980	(136.8)
RioCan Real Estate Investment Trust	5,320	81,789	(77.2)
Ritchie Bros Auctioneers, Inc.	9,029	512,955	(484.0)
Royal Bank of Canada	11,708	1,156,237	(1,090.9)
Stantec, Inc.	7,278	434,493	(410.0)
TC Energy Corp.	23,171	956,279	(902.3)
Teck Resources Ltd.	10,469	484,164	(456.8)
TELUS Corp.	69,734	1,468,059	(1,385.2)
Tourmaline Oil Corp.	10,617	473,661	(446.9)

52	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

Canada (continued)
TransAlta Corp.	15,658	$138,630	(130.8)%
Vermilion Energy, Inc.	7,878	98,985	(93.4)
West Fraser Timber Co. Ltd.	634	45,521	(42.9)
Whitecap Resources, Inc.	2,056	16,091	(15.2)

		16,246,251

Chile
Lundin Mining Corp.	17,282	131,069	(123.7)

China
Shangri-La Asia Ltd.	38,000	35,055	(33.1)
Wharf Holdings Ltd.	207,000	473,073	(446.3)

		508,128

Comoros
Golar LNG Ltd.	3,014	68,418	(64.6)

Denmark
D/S Norden A/S	1,529	96,241	(90.8)
Genmab A/S	160	65,856	(62.1)
GN Store Nord A/S	176	4,704	(4.4)
H Lundbeck A/S	64,431	341,633	(322.4)
Jyske Bank A/S, Registered Shares	475	34,782	(32.8)
Novozymes A/S, B Shares	17,265	900,169	(849.4)
Orsted A/S	2,275	204,481	(192.9)
Tryg A/S	2,083	49,296	(46.5)

		1,697,162

Finland
Kone OYJ, Class B	2,177	124,378	(117.3)
Metso Outotec OYJ	32,032	354,226	(334.2)
Outokumpu OYJ	23,041	125,805	(118.7)
Wartsila OYJ ABP	160,043	1,858,185	(1,753.3)

		2,462,594

Germany
Carl Zeiss Meditec AG	421	56,713	(53.5)
Commerzbank AG	3,509	39,058	(36.9)
Covestro AG	4,970	218,341	(206.0)
Deutsche Bank AG, Registered Shares	16,163	177,934	(167.9)
Deutsche Lufthansa AG, Registered Shares	3,766	40,544	(38.3)
E.ON SE	8,221	108,905	(102.8)
Encavis AG	9,504	164,591	(155.3)
Fraport AG Frankfurt Airport Services Worldwide	20,769	1,120,159	(1,056.9)
Freenet AG	29,231	834,564	(787.4)
HUGO BOSS AG	621	46,887	(44.2)
Knorr-Bremse AG	6,851	480,899	(453.8)
LEG Immobilien SE	806	50,241	(47.4)
Mercedes-Benz Group AG	15,075	1,177,362	(1,110.9)
Merck KGaA	600	107,785	(101.7)
METRO AG	11,901	101,370	(95.6)
Nemetschek SE	3,874	303,224	(286.1)
ProSiebenSat.1 Media SE	22,744	204,618	(193.1)
SMA Solar Technology AG	443	47,994	(45.3)
Solarworld AG	10	2	(0.0)
SUSE SA	8,891	168,335	(158.8)
Talanx AG	14,646	737,689	(696.0)
United Internet AG, Registered Shares	24,787	426,209	(402.1)

		6,613,424

Hong Kong
AIA Group Ltd.	39,400	428,937	(404.7)
ASMPT Ltd.	35,800	281,454	(265.6)

Security	Shares	Value	% of Basket Value

Hong Kong (continued)
Bank of East Asia Ltd.	38,200	$50,343	(47.5)%
Cafe de Coral Holdings Ltd.	10,000	14,006	(13.2)
Cathay Pacific Airways Ltd.	724,000	700,543	(661.0)
Dah Sing Banking Group Ltd.	103,600	83,094	(78.4)
Dah Sing Financial Holdings Ltd.	86,800	222,368	(209.8)
Haitong International Securities Group Ltd.	113,300	9,563	(9.0)
Hang Lung Group Ltd.	40,000	70,319	(66.3)
Hang Lung Properties Ltd.	136,000	248,590	(234.6)
Hongkong Land Holdings Ltd.	90,100	400,984	(378.3)
Hysan Development Co. Ltd.	79,000	223,250	(210.6)
Kerry Properties Ltd.	8,500	21,930	(20.7)
Melco International Development Ltd.	16,000	18,621	(17.6)
New World Development Co. Ltd.	112,000	298,681	(281.8)
Pacific Basin Shipping Ltd.	388,000	135,002	(127.4)
Swire Pacific Ltd.	94,500	750,130	(707.8)
Swire Properties Ltd.	431,000	1,158,377	(1,093.0)
United Energy Group Ltd.	1,470,000	221,513	(209.0)
Yue Yuen Industrial Holdings Ltd.	391,500	589,161	(555.9)

		5,926,866

Indonesia
First Pacific Co. Ltd.	146,000	48,889	(46.1)

Ireland
Kingspan Group PLC	4,398	305,222	(288.0)
Ryanair Holdings PLC	11,646	191,258	(180.5)
Smurfit Kappa Group PLC	9,015	334,512	(315.6)

		830,992

Israel
Alony Hetz Properties & Investments Ltd.	54,835	432,018	(407.6)
Check Point Software Technologies Ltd.	5,603	713,598	(673.3)
Elbit Systems Ltd.	735	135,758	(128.1)
Gav-Yam Lands Corp. Ltd.	10,950	78,843	(74.4)
Harel Insurance Investments & Financial Services Ltd.	4,563	40,868	(38.5)
Nice Ltd.	676	138,207	(130.4)
Nova Ltd.	5,224	477,735	(450.8)
Phoenix Holdings Ltd.	5,674	60,740	(57.3)

		2,077,767

Italy
A2A SpA	1,063,087	1,878,387	(1,772.3)
Banco BPM SpA	90,580	368,894	(348.1)
BPER Banca	163,123	458,842	(432.9)
Buzzi Unicem SpA	5,929	147,643	(139.3)
De’ Longhi SpA	616	14,335	(13.5)
Ferrari NV	568	158,512	(149.6)
FinecoBank Banca Fineco SpA	17,859	271,119	(255.8)
Hera SpA	22,121	68,965	(65.1)
Infrastrutture Wireless Italiane SpA	19,578	272,131	(256.8)
Intesa Sanpaolo SpA	65,663	172,918	(163.1)
Italgas SpA	7,937	51,903	(49.0)
Mediobanca Banca di Credito Finanziario SpA	114,451	1,230,915	(1,161.4)
Moncler SpA	13,834	1,027,698	(969.7)
Prysmian SpA	7,136	292,489	(276.0)
Recordati Industria Chimica e Farmaceutica SpA	549	25,309	(23.9)
Reply SpA	2,284	266,505	(251.4)
Snam SpA	42,407	236,036	(222.7)
UnipolSai Assicurazioni SpA	96,374	259,650	(245.0)

		7,202,251

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

Japan
Acom Co. Ltd.	189,200	$472,354	(445.7)%
Aeon Co. Ltd.	17,600	365,425	(344.8)
AEON Financial Service Co. Ltd.	82,800	752,008	(709.6)
Ain Holdings, Inc.	3,800	161,112	(152.0)
Aisin Corp.	9,800	292,780	(276.3)
Alfresa Holdings Corp.	37,800	557,447	(526.0)
Amano Corp.	5,600	116,111	(109.6)
ANA Holdings, Inc.	36,000	799,803	(754.6)
Anritsu Corp.	56,900	531,022	(501.0)
Asahi Kasei Corp.	11,400	82,053	(77.4)
Astellas Pharma, Inc.	59,900	919,536	(867.6)
AZ-COM MARUWA Holdings, Inc.	20,300	304,966	(287.8)
Benesse Holdings, Inc.	61,100	893,762	(843.3)
Brother Industries Ltd.	51,200	819,142	(772.9)
Canon Marketing Japan, Inc.	3,300	83,986	(79.2)
Casio Computer Co. Ltd.	16,100	156,159	(147.3)
COMSYS Holdings Corp.	50,500	984,314	(928.7)
Concordia Financial Group Ltd.	19,400	75,001	(70.8)
Cosmos Pharmaceutical Corp.	3,000	300,553	(283.6)
CyberAgent, Inc.	66,300	589,503	(556.2)
Daicel Corp.	41,100	330,019	(311.4)
Dai-ichi Life Holdings, Inc.	18,700	354,440	(334.4)
Daiwa House Industry Co. Ltd.	44,200	1,146,860	(1,082.1)
DeNA Co. Ltd.	19,000	271,859	(256.5)
Denka Co. Ltd.	27,700	565,605	(533.7)
DIC Corp.	1,600	30,116	(28.4)
DMG Mori Co. Ltd.	44,200	722,550	(681.8)
Dowa Holdings Co. Ltd.	44,000	1,464,844	(1,382.1)
Ebara Corp.	7,100	316,772	(298.9)
EXEO Group, Inc.	16,700	315,709	(297.9)
Fuji Electric Co. Ltd.	2,000	82,205	(77.6)
Fuji Media Holdings, Inc.	126,900	1,211,733	(1,143.3)
FUJIFILM Holdings Corp.	19,500	1,035,453	(977.0)
Fujikura Ltd.	200	1,389	(1.3)
GMO internet group, Inc.	6,200	127,095	(119.9)
Hamamatsu Photonics KK	4,300	232,416	(219.3)
Hitachi Ltd.	12,800	721,789	(681.0)
House Foods Group, Inc.	8,800	197,065	(185.9)
Hoya Corp.	2,700	288,672	(272.4)
IHI Corp.	15,000	385,186	(363.4)
Information Services International-Dentsu Ltd.	2,800	100,754	(95.1)
INFRONEER Holdings, Inc.	68,800	553,552	(522.3)
Internet Initiative Japan, Inc.	36,400	767,630	(724.3)
Itochu Techno-Solutions Corp.	24,200	638,138	(602.1)
J Front Retailing Co. Ltd.	178,500	1,911,848	(1,803.9)
Japan Steel Works Ltd.	5,300	98,147	(92.6)
JTEKT Corp.	29,100	244,575	(230.8)
Kadokawa Corp.	18,800	408,678	(385.6)
Kakaku.com, Inc.	36,300	509,188	(480.4)
Kamigumi Co. Ltd.	7,600	169,635	(160.1)
Kandenko Co. Ltd.	64,100	491,651	(463.9)
Kaneka Corp.	12,500	338,800	(319.7)
Kao Corp.	18,200	749,353	(707.0)
Kawasaki Kisen Kaisha Ltd.	200	4,863	(4.6)
KDDI Corp.	3,700	117,662	(111.0)
Kewpie Corp.	23,800	407,135	(384.2)
Kinden Corp.	27,900	387,003	(365.2)
Kirin Holdings Co. Ltd.	18,000	297,877	(281.1)
Koei Tecmo Holdings Co. Ltd.	17,500	327,649	(309.2)
Kokuyo Co. Ltd.	31,400	457,069	(431.3)
Kose Corp.	3,500	416,396	(392.9)
K’s Holdings Corp.	27,800	251,056	(236.9)

Security	Shares	Value	% of Basket Value

Japan (continued)
Kusuri no Aoki Holdings Co. Ltd.	4,000	$195,600	(184.6)%
Kyocera Corp.	12,800	684,576	(645.9)
Kyowa Kirin Co. Ltd.	14,400	326,809	(308.4)
Lawson, Inc.	14,800	684,546	(645.9)
Lintec Corp.	25,300	431,024	(406.7)
Lion Corp.	72,900	809,613	(763.9)
Lixil Corp.	17,400	279,252	(263.5)
M3, Inc.	14,500	362,919	(342.4)
Mani, Inc.	36,300	484,171	(456.8)
MISUMI Group, Inc.	5,100	131,071	(123.7)
Mitsubishi Chemical Group Corp.	40,600	242,808	(229.1)
Mitsubishi Corp.	12,700	479,997	(452.9)
Mitsubishi Electric Corp.	23,700	299,227	(282.3)
Mitsubishi Estate Co. Ltd.	56,500	708,855	(668.8)
Mitsubishi Gas Chemical Co., Inc.	39,100	580,239	(547.5)
Mitsubishi Heavy Industries Ltd.	700	27,055	(25.5)
Mitsubishi Motors Corp.	32,200	126,138	(119.0)
Mitsui & Co. Ltd.	10,100	321,438	(303.3)
Mitsui Chemicals, Inc.	2,700	69,629	(65.7)
Mitsui Fudosan Co. Ltd.	65,800	1,329,818	(1,254.7)
Mizuho Financial Group, Inc.	55,700	823,231	(776.8)
MS&AD Insurance Group Holdings, Inc.	5,400	180,580	(170.4)
Nabtesco Corp.	2,900	71,218	(67.2)
NEC Corp.	6,400	250,857	(236.7)
NEC Networks & System Integration Corp.	37,300	473,706	(447.0)
NET One Systems Co. Ltd.	25,900	622,431	(587.3)
NGK Insulators Ltd.	1,800	23,048	(21.8)
Nidec Corp.	11,700	590,278	(557.0)
Nihon M&A Center Holdings, Inc.	51,900	404,185	(381.4)
Nikon Corp.	87,000	915,416	(863.7)
Nippon Express Holdings, Inc.	4,100	245,139	(231.3)
Nippon Shinyaku Co. Ltd.	700	32,620	(30.8)
Nipro Corp.	30,100	231,069	(218.0)
Nissan Motor Co. Ltd.	49,500	183,748	(173.4)
Niterra Co. Ltd.	18,600	397,127	(374.7)
Nitto Denko Corp.	2,600	171,268	(161.6)
Nomura Real Estate Holdings, Inc.	9,800	248,597	(234.6)
Nomura Research Institute Ltd.	17,200	440,622	(415.7)
NS Solutions Corp.	11,900	329,940	(311.3)
Obayashi Corp.	27,700	235,018	(221.8)
OBIC Business Consultants Co. Ltd.	24,400	944,185	(890.9)
Oji Holdings Corp.	5,900	23,628	(22.3)
Olympus Corp.	23,000	410,816	(387.6)
Ono Pharmaceutical Co. Ltd.	3,300	67,747	(63.9)
Orient Corp.	1,800	15,306	(14.4)
Otsuka Corp.	31,200	1,157,208	(1,091.9)
Otsuka Holdings Co. Ltd.	12,000	415,818	(392.3)
Panasonic Holdings Corp.	300	2,881	(2.7)
Penta-Ocean Construction Co. Ltd.	56,200	278,310	(262.6)
Pigeon Corp.	9,100	144,355	(136.2)
Pola Orbis Holdings, Inc.	85,800	1,214,808	(1,146.2)
Recruit Holdings Co. Ltd.	19,300	551,895	(520.7)
Resorttrust, Inc.	1,800	30,284	(28.6)
Ricoh Co. Ltd.	103,200	869,602	(820.5)
Rohm Co. Ltd.	5,200	399,474	(376.9)
Ryohin Keikaku Co. Ltd.	47,600	510,634	(481.8)
Sanrio Co. Ltd.	3,200	150,886	(142.4)
Santen Pharmaceutical Co. Ltd.	4,800	41,139	(38.8)
Sapporo Holdings Ltd.	7,600	215,828	(203.6)
Sawai Group Holdings Co. Ltd.	13,600	401,029	(378.4)
SCSK Corp.	15,900	244,602	(230.8)
Seiko Epson Corp.	5,400	84,086	(79.3)

54	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

Japan (continued)
Sharp Corp.	22,000	$159,856	(150.8)%
Shimizu Corp.	35,200	218,902	(206.5)
SoftBank Group Corp.	53,000	2,026,930	(1,912.5)
Sohgo Security Services Co. Ltd.	18,100	515,107	(486.0)
Sompo Holdings, Inc.	20,100	854,300	(806.1)
Subaru Corp.	35,100	583,360	(550.4)
Sugi Holdings Co. Ltd.	1,300	56,246	(53.1)
Sumitomo Bakelite Co. Ltd.	5,700	222,169	(209.6)
Sumitomo Chemical Co. Ltd.	12,100	41,681	(39.3)
Sumitomo Corp.	8,000	146,175	(137.9)
Sumitomo Electric Industries Ltd.	14,300	185,942	(175.4)
Sumitomo Mitsui Trust Holdings, Inc.	11,100	407,710	(384.7)
Sumitomo Pharma Co. Ltd.	56,500	361,199	(340.8)
Sumitomo Realty & Development Co. Ltd.	36,300	863,445	(814.7)
T&D Holdings, Inc.	61,500	767,644	(724.3)
Taisei Corp.	7,100	245,802	(231.9)
Taisho Pharmaceutical Holdings Co. Ltd.	14,200	624,883	(589.6)
Takara Bio, Inc.	4,900	63,053	(59.5)
TBS Holdings, Inc.	13,600	208,825	(197.0)
Terumo Corp.	22,000	671,018	(633.1)
Toda Corp.	49,900	296,994	(280.2)
Toho Co. Ltd.	12,400	501,870	(473.5)
Tokio Marine Holdings, Inc.	1,100	22,530	(21.3)
Tokyo Ohka Kogyo Co. Ltd.	6,400	340,605	(321.4)
Tokyo Tatemono Co. Ltd.	55,900	721,115	(680.4)
Toray Industries, Inc.	139,700	806,685	(761.1)
TOTO Ltd.	5,700	198,717	(187.5)
Toyoda Gosei Co. Ltd.	16,600	289,992	(273.6)
Toyota Boshoku Corp.	20,100	324,226	(305.9)
Toyota Industries Corp.	1,200	71,008	(67.0)
Trend Micro, Inc.	800	39,841	(37.6)
TS Tech Co. Ltd.	33,700	462,446	(436.3)
Tsuruha Holdings, Inc.	15,500	1,034,648	(976.2)
UBE Corp.	15,900	257,138	(242.6)
Ulvac, Inc.	1,500	60,747	(57.3)
Ushio, Inc.	15,400	195,172	(184.2)
Welcia Holdings Co. Ltd.	10,700	228,375	(215.5)
Yakult Honsha Co. Ltd.	3,100	237,505	(224.1)
Yamaha Corp.	7,600	305,265	(288.0)
Yamato Kogyo Co. Ltd.	8,200	328,443	(309.9)
Yaskawa Electric Corp.	6,400	265,791	(250.8)
Zeon Corp.	3,900	41,020	(38.7)
ZOZO, Inc.	31,900	685,513	(646.8)

		69,266,770

Luxembourg
ArcelorMittal SA	7,748	220,466	(208.0)
L’Occitane International SA	12,750	32,436	(30.6)

		252,902

Macau
Galaxy Entertainment Group Ltd.	30,000	213,512	(201.4)
MGM China Holdings Ltd.	104,800	143,139	(135.1)
SJM Holdings Ltd.	29,000	15,100	(14.2)
Wynn Macau Ltd.	249,600	270,031	(254.8)

		641,782

Mexico
Fresnillo PLC	20,047	177,802	(167.8)

Netherlands
ABN AMRO Bank NV, CVA	49,059	787,520	(743.1)

Security	Shares	Value	% of Basket Value

Netherlands (continued)
Aegon NV	17,004	$77,699	(73.3)%
ASML Holding NV	317	201,477	(190.1)
ASR Nederland NV	19,843	874,019	(824.7)
Koninklijke KPN NV	157,018	573,466	(541.1)
Koninklijke Vopak NV	4,624	176,945	(166.9)
Wolters Kluwer NV	5,144	682,554	(644.0)

		3,373,680

New Zealand
a2 Milk Co. Ltd.	77,043	277,207	(261.6)
Contact Energy Ltd.	73,730	353,780	(333.8)
Infratil Ltd.	113,960	666,790	(629.1)

		1,297,777

Norway
Aker BP ASA	7,589	181,538	(171.3)
AutoStore Holdings Ltd.	7,572	16,317	(15.4)
Equinor ASA	19,161	551,998	(520.8)
Gjensidige Forsikring ASA	18,552	323,357	(305.1)
Golden Ocean Group Ltd.	22,855	210,663	(198.8)
Kongsberg Gruppen ASA	21,870	982,870	(927.4)
NEL ASA	89,150	122,580	(115.7)
Nordic Semiconductor ASA	38,105	412,925	(389.6)
TOMRA Systems ASA	41,991	644,306	(607.9)
Var Energi ASA	92,041	241,676	(228.0)

		3,688,230

Poland
InPost SA	16,458	176,889	(166.9)

Singapore
City Developments Ltd.	81,300	424,765	(400.8)
ComfortDelGro Corp. Ltd.	260,700	233,086	(219.9)
Mapletree Pan Asia Commercial Trust	64,300	85,069	(80.3)
NetLink NBN Trust	736,400	482,836	(455.6)
SATS Ltd.	166,300	317,273	(299.3)
Sembcorp Industries Ltd.	509,600	1,637,742	(1,545.3)
Singapore Post Ltd.	691,100	264,428	(249.5)
StarHub Ltd.	158,800	119,095	(112.4)
Suntec Real Estate Investment Trust	37,600	38,066	(35.9)

		3,602,360

Spain
Atlantica Sustainable Infrastructure PLC	21,321	567,565	(535.5)
Banco Bilbao Vizcaya Argentaria SA	54,348	398,483	(376.0)
Banco de Sabadell SA	389,952	407,076	(384.1)
Bankinter SA	24,516	145,198	(137.0)
EDP Renovaveis SA	20,519	456,787	(431.0)
Mapfre SA	341,497	685,141	(646.5)
Merlin Properties Socimi SA	98,576	872,918	(823.6)
Sacyr SA	11,787	39,059	(36.8)

		3,572,227

Sweden
Assa Abloy AB	1,393	32,948	(31.1)
Atlas Copco AB, A Shares	59,162	850,080	(802.1)
Atlas Copco AB, B Shares	17,890	227,932	(215.1)
Avanza Bank Holding AB	11,308	238,563	(225.1)
Beijer Ref AB	10,478	169,999	(160.4)
Castellum AB	9,854	118,848	(112.1)
Elekta AB, B Shares	65,017	542,891	(512.2)
Epiroc AB, Class A	14,026	278,761	(263.0)
Epiroc AB, Class B	21,929	374,552	(353.4)

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

Sweden (continued)
Getinge AB, B Shares	8,569	$215,859	(203.7)%
Industrivarden AB, A Shares	857	24,333	(23.0)
Industrivarden AB, C Shares	13,695	388,059	(366.1)
Indutrade AB	4,664	111,182	(104.9)
Investor AB, A Shares	12,728	277,095	(261.5)
L E Lundbergforetagen AB, B Shares	1,465	69,774	(65.8)
Nibe Industrier AB, B Shares	48,194	535,279	(505.1)
Sagax AB	8,595	209,202	(197.4)
Sweco AB, B Shares	6,158	81,943	(77.3)
Volvo Car AB	12,190	49,938	(47.1)

		4,797,238

Switzerland
ABB Ltd., Registered Shares	4,550	164,587	(155.3)
Accelleron Industries AG	14,414	356,494	(336.4)
Banque Cantonale Vaudoise, Registered Shares	2,671	281,801	(265.9)
Belimo Holding AG, Registered Shares	1,119	541,595	(511.0)
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates	63	780,049	(736.0)
Chocoladefabriken Lindt & Spruengli AG, Registered Shares	1	123,608	(116.6)
Cie Financiere Richemont SA, Registered Shares	1,486	246,325	(232.4)
Clariant AG, Registered Shares	12,447	208,195	(196.4)
Dufry AG, Registered Shares	41,899	1,942,130	(1,832.5)
Geberit AG, Registered Shares	159	90,806	(85.7)
Georg Fischer AG, Registered Shares	952	69,626	(65.7)
Givaudan SA, Registered Shares	317	1,111,920	(1,049.1)
Helvetia Holding AG, Registered Shares	1,904	285,626	(269.5)
Idorsia Ltd.	31,239	302,870	(285.8)
Partners Group Holding AG	515	501,292	(473.0)
Sika AG, Registered Shares	3,885	1,076,065	(1,015.3)
Swiss Prime Site AG, Registered Shares	403	36,580	(34.5)
Tecan Group AG, Registered Shares	753	329,091	(310.5)
VAT Group AG	1,044	369,314	(348.5)

		8,817,974

United Kingdom
Auto Trader Group PLC	39,136	310,477	(292.9)
B&M European Value Retail SA	10,135	60,666	(57.2)
Beazley PLC	126,155	939,047	(886.0)
Bellway PLC	3,890	117,005	(110.4)
British American Tobacco PLC	494	18,098	(17.1)
British Land Co. PLC	105,126	525,394	(495.7)
Bunzl PLC	4,404	173,885	(164.1)
Burberry Group PLC	11,865	384,143	(362.5)
Centrica PLC	709,521	1,011,179	(954.1)
ConvaTec Group PLC	127,138	348,586	(328.9)
Croda International PLC	4,618	402,473	(379.7)
Diploma PLC	2,088	70,179	(66.2)
Direct Line Insurance Group PLC	71,704	153,793	(145.1)
Hammerson PLC	40	14	(0.0)
Hargreaves Lansdown PLC	47,293	474,963	(448.1)
Hiscox Ltd.	47,646	703,730	(664.0)
IG Group Holdings PLC	11,145	102,060	(96.3)
IMI PLC	22,767	453,246	(427.7)
Inchcape PLC	33,591	339,335	(320.2)
Intermediate Capital Group PLC	63,615	1,036,228	(977.7)
Intertek Group PLC	4,963	257,541	(243.0)
ITV PLC	461,896	466,254	(439.9)

Security	Shares	Value	% of Basket Value

United Kingdom (continued)
Land Securities Group PLC	11,405	$96,016	(90.6)%
Liberty Global PLC	51,824	1,054,100	(994.6)
Liberty Global PLC	48,131	939,036	(886.0)
London Stock Exchange Group PLC	6,041	629,319	(593.8)
Nomad Foods Ltd.	24,829	466,785	(440.4)
OSB Group PLC	12,093	75,115	(70.9)
Pennon Group PLC	60,092	644,576	(608.2)
Phoenix Group Holdings PLC	20,308	150,124	(141.6)
Renishaw PLC	1,960	88,144	(83.2)
Rightmove PLC	80,893	580,652	(547.9)
Rotork PLC	137,571	562,381	(530.6)
RS GROUP PLC	4,565	52,551	(49.6)
Segro PLC	159,155	1,662,845	(1,569.0)
Severn Trent PLC	5,033	183,873	(173.5)
Smiths Group PLC	7,234	151,711	(143.1)
Spectris PLC	61,255	2,876,739	(2,714.3)
Spirax-Sarco Engineering PLC	2,240	310,341	(292.8)
Standard Chartered PLC	52,536	412,776	(389.5)
Taylor Wimpey PLC	29,384	47,049	(44.4)
Tesco PLC	121,126	424,841	(400.9)
Travis Perkins PLC	34,637	414,609	(391.2)
Tritax Big Box REIT PLC	309,687	600,310	(566.4)
United Utilities Group PLC	59,890	806,927	(761.4)

		21,579,116

United States
Acadia Healthcare Co., Inc.	1,050	75,904	(71.6)
Accenture PLC, Class B	1,414	396,330	(374.0)
Acuity Brands, Inc.	623	98,048	(92.5)
Adobe, Inc.	6,429	2,427,333	(2,290.3)
AECOM	1,665	138,278	(130.5)
Affiliated Managers Group, Inc.	1,592	229,853	(216.9)
Agilent Technologies, Inc.	11,384	1,541,735	(1,454.7)
Akamai Technologies, Inc.	5,586	457,884	(432.0)
Alaska Air Group, Inc.	1,051	45,676	(43.1)
Alcoa Corp.	17,200	638,808	(602.7)
Alkermes PLC	14,037	400,756	(378.1)
Allstate Corp.	3,503	405,507	(382.6)
Ally Financial, Inc.	6,502	171,523	(161.8)
Alnylam Pharmaceuticals, Inc.	1,315	261,948	(247.2)
Alphabet, Inc., Class A	289	31,021	(29.3)
Altria Group, Inc.	75,443	3,584,297	(3,381.9)
Amazon.com, Inc.	10,254	1,081,284	(1,020.2)
American Airlines Group, Inc.	26,420	360,369	(340.0)
American Financial Group, Inc.	5,292	649,487	(612.8)
American Tower Corp.	12	2,453	(2.3)
AMETEK, Inc.	2,698	372,135	(351.1)
Amgen, Inc.	1,166	279,537	(263.8)
Aon PLC	4,102	1,333,888	(1,258.6)
Apple, Inc.	9,117	1,546,973	(1,459.6)
Arthur J Gallagher & Co.	1,289	268,189	(253.0)
Autodesk, Inc.	327	63,696	(60.1)
AutoNation, Inc.	2,820	371,394	(350.4)
AutoZone, Inc.	204	543,315	(512.6)
Avis Budget Group, Inc.	290	51,234	(48.3)
Axcelis Technologies, Inc.	1,736	205,369	(193.8)
Azenta, Inc.	1,648	71,672	(67.6)
Bank of America Corp.	4,475	131,028	(123.6)
Bath & Body Works, Inc.	898	31,520	(29.7)
Bausch Health Cos., Inc.	3,023	22,086	(20.8)
Beacon Roofing Supply, Inc.	7,343	441,902	(417.0)

56	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

United States (continued)
BioMarin Pharmaceutical, Inc.	2,538	$243,750	(230.0)%
Bio-Techne Corp.	670	53,520	(50.5)
Block, Inc.	1,475	89,665	(84.6)
Boeing Co.	3,629	750,405	(708.0)
Booz Allen Hamilton Holding Corp.	7,160	685,355	(646.7)
Boston Beer Co., Inc.	1,224	388,632	(366.7)
Box, Inc.	2,109	55,804	(52.7)
Boyd Gaming Corp.	6,463	448,532	(423.2)
Brighthouse Financial, Inc.	3,625	160,225	(151.2)
Bristol-Myers Squibb Co.	18,049	1,205,132	(1,137.1)
Bruker Corp.	18,732	1,482,263	(1,398.6)
CACI International, Inc., Class A	4,290	1,344,143	(1,268.3)
Camden Property Trust	2,251	247,723	(233.7)
Capri Holdings Ltd.	5,182	215,053	(202.9)
Carlisle Cos., Inc.	2,898	625,533	(590.2)
Carnival Corp.	89,739	826,496	(779.8)
Carnival PLC	26,769	219,196	(206.8)
Charles River Laboratories International, Inc.	1,356	257,803	(243.2)
Charter Communications, Inc.	459	169,233	(159.7)
Chemed Corp.	896	493,920	(466.0)
Cheniere Energy, Inc.	7,629	1,167,237	(1,101.3)
Chevron Corp.	14,073	2,372,426	(2,238.5)
Chewy, Inc., Class A	6,939	215,178	(203.0)
Church & Dwight Co., Inc.	4,832	469,284	(442.8)
Cigna Group	1,027	260,129	(245.4)
Cincinnati Financial Corp.	443	47,153	(44.5)
Cintas Corp.	3,543	1,614,793	(1,523.6)
Cirrus Logic, Inc.	4,011	344,104	(324.7)
Citizens Financial Group, Inc.	244	7,549	(7.1)
Cleveland-Cliffs, Inc.	2,296	35,312	(33.3)
Coca-Cola Co.	4,024	258,140	(243.6)
Cognizant Technology Solutions Corp.	2,454	146,528	(138.3)
Columbia Banking System, Inc.	23	491	(0.5)
Columbia Sportswear Co.	11,042	922,449	(870.4)
Comerica, Inc.	14,148	613,599	(579.0)
Commercial Metals Co.	11,274	526,383	(496.7)
ConocoPhillips	1,451	149,293	(140.9)
Credit Acceptance Corp.	1,058	517,891	(488.7)
Crocs, Inc.	4,214	521,145	(491.7)
Crowdstrike Holdings, Inc.	212	25,451	(24.0)
CubeSmart	6,643	302,190	(285.1)
Curtiss-Wright Corp.	909	154,375	(145.7)
CVS Health Corp.	18,335	1,344,139	(1,268.2)
Danaher Corp.	595	140,961	(133.0)
DaVita, Inc.	2,183	197,256	(186.1)
Deckers Outdoor Corp.	2,043	979,292	(924.0)
Devon Energy Corp.	2,844	151,955	(143.4)
Diamondback Energy, Inc.	1,930	274,446	(259.0)
DocuSign, Inc.	489	24,176	(22.8)
Domino’s Pizza, Inc.	4,381	1,390,836	(1,312.3)
Donaldson Co., Inc.	3,656	232,339	(219.2)
Dover Corp.	3,613	528,076	(498.3)
Dropbox, Inc.	18,787	382,128	(360.6)
DTE Energy Co.	325	36,533	(34.5)
DuPont de Nemours, Inc.	24,506	1,708,558	(1,612.1)
Eastman Chemical Co.	7,406	624,104	(588.9)
eBay, Inc.	73,917	3,431,966	(3,238.2)
Ecolab, Inc.	2,757	462,735	(436.6)
Edwards Lifesciences Corp.	1,069	94,051	(88.7)
Electronic Arts, Inc.	14,760	1,878,653	(1,772.6)
Elevance Health, Inc.	625	292,906	(276.4)
Enovis Corp.	14,788	861,401	(812.8)

Security	Shares	Value	% of Basket Value

United States (continued)
EOG Resources, Inc.	5,644	$674,289	(636.2)%
EPAM Systems, Inc.	515	145,457	(137.2)
Equinix, Inc.	1,173	849,346	(801.4)
Equity LifeStyle Properties, Inc.	6,724	463,284	(437.1)
Equity Residential	4,587	290,128	(273.7)
Etsy, Inc.	2,258	228,126	(215.2)
Evercore, Inc., Class A	501	57,149	(53.9)
Exelixis, Inc.	34,633	633,784	(598.0)
Expedia Group, Inc.	5,183	486,995	(459.5)
Experian PLC	17,057	599,117	(565.3)
Exxon Mobil Corp.	11,812	1,397,832	(1,318.9)
FactSet Research Systems, Inc.	1,098	452,036	(426.5)
Fair Isaac Corp.	1,166	848,790	(800.9)
Fidelity National Information Services, Inc.	17,830	1,046,978	(987.9)
Flowserve Corp.	7,061	235,767	(222.5)
Fluor Corp.	10,891	316,492	(298.6)
Ford Motor Co.	46,542	552,919	(521.7)
Fox Corp., Class A	31,976	1,063,522	(1,003.5)
Fox Corp., Class B	41,769	1,275,625	(1,203.6)
Freeport-McMoRan, Inc.	21,705	822,837	(776.4)
Gap, Inc.	4,300	41,280	(39.0)
Garmin Ltd.	27,734	2,722,647	(2,568.9)
Gartner, Inc.	4,219	1,276,079	(1,204.0)
General Dynamics Corp.	10,443	2,280,125	(2,151.4)
General Electric Co.	11,187	1,107,177	(1,044.7)
Gentex Corp.	14,024	386,922	(365.1)
Globant SA	271	42,512	(40.1)
Globus Medical, Inc.	11,377	661,459	(624.1)
GoDaddy, Inc., Class A	1,560	118,061	(111.4)
Graco, Inc.	768	60,895	(57.5)
Guidewire Software, Inc.	8,064	614,396	(579.7)
Halliburton Co.	14,454	473,368	(446.6)
Halozyme Therapeutics, Inc.	3,576	114,897	(108.4)
Hanover Insurance Group, Inc.	1,808	216,164	(204.0)
HCA Healthcare, Inc.	537	154,296	(145.6)
HealthEquity, Inc.	3,289	175,797	(165.9)
HEICO Corp.	91	15,346	(14.5)
Helmerich & Payne, Inc.	16,311	540,873	(510.3)
Henry Schein, Inc.	1,919	155,074	(146.3)
Herc Holdings, Inc.	7,853	785,457	(741.1)
Holcim AG	14,928	989,074	(933.2)
Hologic, Inc.	3,627	311,958	(294.3)
Home Depot, Inc.	1,272	382,287	(360.7)
Honeywell International, Inc.	3,041	607,713	(573.4)
Hormel Foods Corp.	11,007	445,123	(420.0)
Howard Hughes Corp.	1,181	91,374	(86.2)
Huntsman Corp.	89,493	2,397,517	(2,262.2)
ICU Medical, Inc.	1,014	191,788	(181.0)
IDACORP, Inc.	209	23,224	(21.9)
Incyte Corp.	5,577	414,985	(391.6)
Ingersoll Rand, Inc.	393	22,409	(21.1)
Insperity, Inc.	295	36,126	(34.1)
Integra LifeSciences Holdings Corp.	1,265	69,980	(66.0)
Intuitive Surgical, Inc.	222	66,871	(63.1)
Invesco Ltd.	81,454	1,395,307	(1,316.5)
Ionis Pharmaceuticals, Inc.	1,766	62,463	(58.9)
IQVIA Holdings, Inc.	387	72,845	(68.7)
ITT, Inc.	2,706	228,495	(215.6)
J M Smucker Co.	1,772	273,615	(258.2)
Jack Henry & Associates, Inc.	2,751	449,348	(424.0)
Johnson Controls International PLC	18,051	1,080,172	(1,019.2)
Jones Lang LaSalle, Inc.	5,557	772,645	(729.0)

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

United States (continued)
KeyCorp	6,725	$75,723	(71.5)%
Keysight Technologies, Inc.	1,366	197,578	(186.4)
KLA Corp.	184	71,123	(67.1)
Knight-Swift Transportation Holdings, Inc.	11,766	662,661	(625.2)
Laboratory Corp. of America Holdings	3,123	708,015	(668.0)
Lam Research Corp.	268	140,453	(132.5)
Landstar System, Inc.	148	26,052	(24.6)
Lattice Semiconductor Corp.	390	31,083	(29.3)
Lear Corp.	109	13,915	(13.1)
Lennox International, Inc.	5,378	1,516,112	(1,430.5)
Liberty Broadband Corp.	7,953	674,255	(636.2)
Light & Wonder, Inc.	278	16,761	(15.8)
Lowe’s Cos., Inc.	316	65,674	(62.0)
Lyft, Inc.	13,071	133,978	(126.4)
MACOM Technology Solutions Holdings, Inc.	517	30,162	(28.5)
Macy’s, Inc.	20,313	331,914	(313.2)
Manhattan Associates, Inc.	17,903	2,966,169	(2,798.7)
Marathon Oil Corp.	32,989	797,014	(752.0)
Marriott Vacations Worldwide Corp.	497	66,876	(63.1)
Martin Marietta Materials, Inc.	53	19,250	(18.2)
Marvell Technology, Inc.	962	37,980	(35.8)
Masco Corp.	11,920	637,839	(601.8)
Match Group, Inc.	14,403	531,471	(501.5)
Medical Properties Trust, Inc.	40,879	358,509	(338.3)
Merck & Co., Inc.	455	52,539	(49.6)
Meta Platforms, Inc., Class A	4,773	1,147,047	(1,082.3)
MetLife, Inc.	31,127	1,909,019	(1,801.2)
Mettler-Toledo International, Inc.	395	589,142	(555.9)
MGIC Investment Corp.	20,245	301,043	(284.0)
MGM Resorts International	9,209	413,668	(390.3)
Micron Technology, Inc.	32,203	2,072,585	(1,955.6)
Microsoft Corp.	23,689	7,278,682	(6,867.7)
Mid-America Apartment Communities, Inc.	923	141,957	(133.9)
Mohawk Industries, Inc.	360	38,124	(36.0)
Molson Coors Beverage Co., Class B	17,292	1,028,528	(970.5)
Moody’s Corp.	4,090	1,280,661	(1,208.4)
MSCI, Inc.	991	478,108	(451.1)
Nasdaq, Inc.	8,149	451,210	(425.7)
NetApp, Inc.	8,659	544,565	(513.8)
Neurocrine Biosciences, Inc.	2,909	293,925	(277.3)
Newmont Corp.	21,637	1,025,594	(967.7)
Nexstar Media Group, Inc.	904	156,799	(147.9)
Nordson Corp.	1,257	271,902	(256.6)
Norfolk Southern Corp.	6,639	1,347,916	(1,271.8)
Northern Trust Corp.	1,235	96,528	(91.1)
Northrop Grumman Corp.	1,216	560,904	(529.2)
Novocure Ltd.	845	55,686	(52.5)
NVIDIA Corp.	8,377	2,324,534	(2,193.3)
OneMain Holdings, Inc.	12,128	465,351	(439.1)
O’Reilly Automotive, Inc.	2,491	2,285,019	(2,156.0)
Oshkosh Corp.	8,127	621,878	(586.8)
Otis Worldwide Corp.	17,780	1,516,634	(1,431.0)
Ovintiv, Inc.	9,072	327,318	(308.8)
Ovintiv, Inc.	5,761	206,681	(195.0)
Palo Alto Networks, Inc.	740	135,020	(127.4)
Paycom Software, Inc.	718	208,486	(196.7)
PDC Energy, Inc.	7,017	456,456	(430.7)
Penn Entertainment, Inc.	12,461	371,213	(350.3)
Penske Automotive Group, Inc.	4,741	657,008	(619.9)
PepsiCo., Inc.	3,775	720,610	(679.9)
Philip Morris International, Inc.	22,801	2,279,416	(2,150.7)
Pinnacle Financial Partners, Inc.	1,456	78,959	(74.5)

Security	Shares	Value	% of Basket Value

United States (continued)
Pinterest, Inc.	9,930	$228,390	(215.5)%
Planet Fitness, Inc., Class A	2,612	217,162	(204.9)
Power Integrations, Inc.	4,798	349,198	(329.5)
PPL Corp.	721	20,707	(19.5)
Primo Water Corp.	23,666	356,999	(336.8)
Prudential Financial, Inc.	4,611	401,157	(378.5)
PTC Therapeutics, Inc.	11,900	656,166	(619.1)
PVH Corp.	2,773	237,951	(224.5)
Qorvo, Inc.	197	18,140	(17.1)
Qualys, Inc.	3,172	358,246	(338.0)
Quest Diagnostics, Inc.	5,997	832,444	(785.4)
Ralph Lauren Corp.	14,233	1,633,806	(1,541.6)
Rambus, Inc.	7,105	315,036	(297.3)
Regeneron Pharmaceuticals, Inc., Registered Shares	170	136,304	(128.6)
Repligen Corp.	974	147,688	(139.4)
ResMed, Inc.	853	205,539	(193.9)
RingCentral, Inc., Class A	12,627	348,000	(328.4)
ROBLOX Corp.	13,359	475,580	(448.7)
Roche Holding AG	1,821	617,916	(583.0)
Rollins, Inc.	6,713	283,624	(267.6)
Royal Gold, Inc.	1,590	210,580	(198.7)
S&P Global, Inc.	10,240	3,712,819	(3,503.2)
Saia, Inc.	28	8,338	(7.9)
SBA Communications Corp.	1,971	514,214	(485.2)
Scotts Miracle-Gro Co.	15,491	1,034,954	(976.5)
SEI Investments Co.	2,807	165,360	(156.0)
Signify NV	13,132	439,194	(414.4)
Sims Ltd.	2,238	23,380	(22.1)
Sirius XM Holdings, Inc.	41,264	156,803	(148.0)
SiteOne Landscape Supply, Inc.	600	88,644	(83.6)
Snap-on, Inc.	4,524	1,173,571	(1,107.3)
Southwestern Energy Co.	10,274	53,322	(50.3)
Steel Dynamics, Inc.	3,737	388,461	(366.5)
Stifel Financial Corp.	1,047	62,789	(59.2)
Sun Communities, Inc.	636	88,359	(83.4)
Synopsys, Inc.	2,263	840,297	(792.9)
Synovus Financial Corp.	9,857	303,596	(286.5)
T Rowe Price Group, Inc.	2,426	272,513	(257.1)
Tapestry, Inc.	7,919	323,174	(304.9)
Teradata Corp.	28,481	1,102,500	(1,040.3)
Teradyne, Inc.	1,617	147,761	(139.4)
Texas Pacific Land Corp.	91	134,466	(126.9)
Texas Roadhouse, Inc.	395	43,695	(41.2)
Textron, Inc.	17,427	1,166,563	(1,100.7)
Thor Industries, Inc.	1,399	110,549	(104.3)
TJX Cos., Inc.	1,992	157,009	(148.1)
Transocean Ltd.	14,233	83,975	(79.2)
Travel & Leisure Co.	9,328	356,983	(336.8)
Travelers Cos., Inc.	1,547	280,224	(264.4)
Trimble, Inc.	3,908	184,067	(173.7)
UGI Corp.	6,174	209,175	(197.4)
United Parcel Service, Inc., Class B	8,259	1,485,051	(1,401.2)
United States Steel Corp.	52,826	1,208,659	(1,140.4)
United Therapeutics Corp.	1,283	295,257	(278.6)
UnitedHealth Group, Inc.	510	250,966	(236.8)
US Bancorp	20,956	718,372	(677.8)
Vail Resorts, Inc.	1,077	259,040	(244.4)
Valero Energy Corp.	1,353	155,149	(146.4)
Veeva Systems, Inc., Class A	455	81,481	(76.9)
Ventas, Inc.	2,073	99,608	(94.0)
VeriSign, Inc.	12,684	2,813,311	(2,654.5)

58	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

United States (continued)
Vertex Pharmaceuticals, Inc.	1,924	$655,565	(618.6)%
Virtu Financial, Inc., Class A	23,424	469,651	(443.1)
Visteon Corp.	2,988	419,485	(395.8)
Vistra Corp.	58,295	1,390,919	(1,312.4)
Vulcan Materials Co.	3,802	665,806	(628.2)
W R Berkley Corp.	3,777	222,541	(210.0)
Walgreens Boots Alliance, Inc.	2,309	81,392	(76.8)
Walmart, Inc.	7,557	1,140,880	(1,076.5)
Waste Connections, Inc.	212	29,500	(27.8)
Waters Corp.	1,937	581,797	(549.0)
Watsco, Inc.	3,569	1,236,230	(1,166.4)
Westlake Corp.	1,134	129,027	(121.7)
Westrock Co.	12,843	384,391	(362.7)
WEX, Inc.	1,192	211,401	(199.5)
Willis Towers Watson PLC	2,901	671,872	(633.9)
WillScot Mobile Mini Holdings Corp.	2,829	128,437	(121.2)
Woodward, Inc.	818	78,544	(74.1)
Workiva, Inc.	1,084	101,267	(95.6)
World Wrestling Entertainment, Inc., Class A	6,551	702,071	(662.4)
WP Carey, Inc.	4,729	350,892	(331.1)
WW Grainger, Inc.	173	120,334	(113.5)
Xylem, Inc.	12,949	1,344,624	(1,268.7)
YETI Holdings, Inc.	1,843	72,706	(68.6)
Yum! Brands, Inc.	1,048	147,328	(139.0)
Ziff Davis, Inc.	2,895	211,740	(199.8)
Zillow Group, Inc., Class C	10,507	457,475	(431.6)
Zions Bancorp NA	6,303	175,602	(165.7)
Zurn Elkay Water Solutions Corp.	11,900	256,445	(242.0)

		174,954,529

Zambia
First Quantum Minerals Ltd.	4,290	103,469	(97.6)

Preferred Stocks

Germany
Bayerische Motoren Werke AG	1,354	144,139	(136.0)
Fuchs Petrolub SE, Preference Shares	17,467	691,138	(652.1)
Sartorius AG	1,324	515,478	(486.4)
Volkswagen AG	1,230	168,214	(158.7)

		1,518,969

Warrants

Australia
Magellan Financial Group Ltd., (Issued/Exercisable 04/14/22, 1 Share for 1 Warrant, Expires 04/16/27, Strike Price AUD 35.00)	464	63	(0.1)

Total Reference Entity — Long		356,832,231

Reference Entity — Short

Common Stocks

Australia
ALS Ltd.	(61,920)	(538,816)	508.4
Ampol Ltd.	(46,028)	(915,528)	863.8
ASX Ltd.	(8,121)	(368,441)	347.6
BlueScope Steel Ltd.	(3,841)	(50,899)	48.0
carsales.com Ltd.	(79,824)	(1,262,169)	1,190.9
Cleanaway Waste Management Ltd.	(746,085)	(1,197,837)	1,130.2
Cochlear Ltd.	(1,414)	(231,147)	218.1
Coles Group Ltd.	(93,870)	(1,130,545)	1,066.7
Computershare Ltd.	(17,036)	(252,818)	238.5

Security	Shares	Value	% of Basket Value

Australia (continued)
EBOS Group Ltd.	(22,374)	$(607,296)	573.0%
Endeavour Group Ltd.	(65,898)	(296,103)	279.4
Flutter Entertainment PLC	(3,781)	(756,578)	713.9
Glencore PLC	(43,332)	(254,734)	240.3
IGO Ltd.	(21,313)	(195,692)	184.6
Incitec Pivot Ltd.	(63,648)	(135,199)	127.6
Insurance Australia Group Ltd.	(13,813)	(45,628)	43.1
JB Hi-Fi Ltd.	(13,683)	(403,707)	380.9
Lendlease Corp. Ltd.	(122,674)	(607,271)	573.0
Lottery Corp. Ltd.	(25,318)	(84,637)	79.9
Medibank Pvt Ltd.	(15,537)	(36,660)	34.6
Newcrest Mining Ltd.	(13,589)	(256,460)	242.0
Newcrest Mining Ltd.	(19,736)	(375,700)	354.5
NEXTDC Ltd.	(82,672)	(632,861)	597.1
Northern Star Resources Ltd.	(18,697)	(166,249)	156.9
Nufarm Ltd.	(4,571)	(16,943)	16.0
Orica Ltd.	(4,721)	(50,806)	47.9
Ramsay Health Care Ltd.	(25,164)	(1,078,688)	1,017.8
REA Group Ltd.	(2,536)	(237,780)	224.4
Reece Ltd.	(139,782)	(1,697,692)	1,601.8
Santos Ltd.	(23,809)	(112,672)	106.3
Seven Group Holdings Ltd.	(103,167)	(1,624,732)	1,533.0
Tabcorp Holdings Ltd.	(1,868,812)	(1,299,524)	1,226.1
Telstra Group Ltd.	(117,205)	(339,241)	320.1
Vicinity Ltd.	(137,217)	(191,279)	180.5
Woodside Energy Group Ltd.	(85,406)	(1,931,957)	1,822.9

		(19,384,289)

Austria
Erste Group Bank AG	(14,223)	(517,885)	488.6
Mondi PLC	(15,012)	(237,197)	223.8
OMV AG	(17,475)	(828,235)	781.5

		(1,583,317)

Belgium
Ackermans & van Haaren NV	(398)	(70,109)	66.2
Anheuser-Busch InBev SA	(12,209)	(795,019)	750.1
KBC Group NV	(13,872)	(993,174)	937.1

		(1,858,302)

Brazil
Yara International ASA	(5,746)	(231,535)	218.5

Canada
Air Canada	(74,508)	(1,035,417)	977.0
Atco Ltd.	(26,189)	(859,382)	810.9
Boyd Group Services, Inc.	(1,587)	(262,924)	248.1
Brookfield Corp.	(35,979)	(1,159,279)	1,093.8
Cameco Corp.	(4,294)	(117,289)	110.7
Canadian Apartment Properties REIT	(26,111)	(950,055)	896.4
Canadian Tire Corp Ltd.	(16,208)	(2,109,648)	1,990.5
Canadian Utilities Ltd.	(19,238)	(552,375)	521.2
CCL Industries, Inc., Class B	(14,166)	(661,363)	624.0
Fairfax Financial Holdings Ltd.	(1,727)	(1,199,101)	1,131.4
Finning International, Inc.	(17,600)	(452,926)	427.3
George Weston Ltd.	(4,079)	(543,968)	513.2
iA Financial Corp., Inc.	(18,823)	(1,254,569)	1,183.7
IGM Financial, Inc..	(2,572)	(78,393)	74.0
Intact Financial Corp.	(10,611)	(1,594,288)	1,504.3
Kinaxis, Inc.	(205)	(27,960)	26.4
Loblaw Cos. Ltd.	(6,761)	(631,590)	595.9
National Bank of Canada	(4,846)	(358,902)	338.6
Nutrien Ltd.	(3,061)	(210,773)	198.9

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

Canada (continued)
Nuvei Corp.	(26,999)	$(1,088,533)	1,027.1%
Onex Corp.	(21,558)	(985,651)	930.0
Open Text Corp.	(778)	(29,255)	27.6
Paramount Resources Ltd., Class A	(2,745)	(64,531)	60.9
Parkland Corp.	(69,326)	(1,623,523)	1,531.9
Peyto Exploration & Development Corp.	(1,712)	(15,479)	14.6
Power Corp. of Canada	(33,953)	(903,275)	852.3
Rogers Communications, Inc.	(3,657)	(179,456)	169.3
Saputo, Inc.	(32,878)	(845,301)	797.6
SNC-Lavalin Group, Inc.	(15,324)	(350,385)	330.6
Tamarack Valley Energy Ltd.	(677,810)	(1,856,955)	1,752.1
Toromont Industries Ltd.	(18,333)	(1,471,276)	1,388.2
WSP Global, Inc.	(3,659)	(479,596)	452.5

		(23,953,418)

China
NXP Semiconductors NV	(3,940)	(645,136)	608.7
Prosus NV	(6,743)	(505,385)	476.9
Wilmar International Ltd.	(7,300)	(21,535)	20.3

		(1,172,056)

Denmark
AP Moller - Maersk A/S, Class A	(55)	(98,458)	92.9
Carlsberg A/S	(967)	(160,226)	151.2
Danske Bank A/S	(74,194)	(1,570,455)	1,481.8
DSV A/S	(1,585)	(298,747)	281.9
ISS A/S	(6,845)	(143,328)	135.2
Royal Unibrew A/S	(1,168)	(104,562)	98.6
Vestas Wind Systems A/S	(28,387)	(786,682)	742.3

		(3,162,458)

Finland
Elisa OYJ	(10,773)	(669,990)	632.2
Fortum OYJ	(23,158)	(346,417)	326.9
Huhtamaki OYJ	(870)	(31,409)	29.6
Kesko OYJ, B Shares	(30,324)	(633,205)	597.5
Kojamo OYJ	(5,159)	(64,158)	60.5
Nordea Bank Abp	(93,090)	(1,026,252)	968.3
Stora Enso OYJ, R Shares	(4,513)	(57,343)	54.1
Valmet OYJ	(595)	(20,158)	19.0

		(2,848,932)

France
Adevinta ASA	(62,261)	(479,882)	452.8
Unibail-Rodamco-Westfield	(4,472)	(239,936)	226.4

		(719,818)

Germany
adidas AG	(1,055)	(186,072)	175.6
Aixtron SE	(1,854)	(52,578)	49.6
Aroundtown SA	(111,083)	(151,588)	143.0
BASF SE	(10,979)	(568,786)	536.7
Bechtle AG	(14,272)	(664,803)	627.3
Continental AG	(1,215)	(85,392)	80.6
Deutsche Boerse AG	(9,390)	(1,793,523)	1,692.2
Deutsche Post AG, Registered Shares	(7,071)	(340,612)	321.4
Deutsche Wohnen SE	(4,341)	(98,440)	92.9
Evotec SE	(9,608)	(176,766)	166.8
Hannover Rueck SE	(1,313)	(280,923)	265.1
HeidelbergCement AG	(1,094)	(82,988)	78.3
Hella GmbH & Co. KGaA	(3,254)	(275,609)	260.0
HelloFresh SE	(2,636)	(70,885)	66.9
HOCHTIEF AG	(3,514)	(294,621)	278.0

Security	Shares	Value	% of Basket Value

Germany (continued)
Infineon Technologies AG	(11,714)	$(427,234)	403.1%
KION Group AG	(3,590)	(149,098)	140.7
Rational AG	(381)	(276,360)	260.7
SAP SE	(1,265)	(171,418)	161.7
Siemens Healthineers AG	(7,345)	(458,433)	432.5
Vonovia SE	(19,781)	(429,647)	405.4

		(7,035,776)

Hong Kong
DFI Retail Group Holdings Ltd.	(5,800)	(17,456)	16.4
Jardine Matheson Holdings Ltd.	(500)	(24,171)	22.8
Prudential PLC	(69,299)	(1,052,497)	993.1
Vitasoy International Holdings Ltd.	(68,000)	(120,276)	113.5

		(1,214,400)

Israel
Ashtrom Group Ltd.	(40,084)	(630,366)	594.8
Delek Group Ltd.	(1,619)	(175,951)	166.0
Shufersal Ltd.	(2,467)	(12,548)	11.8
Teva Pharmaceutical Industries Ltd., ADR	(1,784)	(15,574)	14.7

		(834,439)

Italy
Assicurazioni Generali SpA	(69,294)	(1,445,411)	1,363.8
Banca Mediolanum SpA	(33,885)	(306,843)	289.5
Coca-Cola HBC AG	(3,731)	(112,998)	106.6
DiaSorin SpA	(2,440)	(265,405)	250.4
Eni SpA	(80,671)	(1,220,578)	1,151.7
Interpump Group SpA	(9,722)	(543,373)	512.7
Iveco Group NV	(1,472)	(13,265)	12.5
Leonardo SpA	(31,854)	(380,220)	358.7
Nexi SpA	(6,427)	(53,372)	50.4
Poste Italiane SpA	(13,941)	(145,299)	137.1

		(4,486,764)

Japan
Activia Properties, Inc.	(102)	(302,894)	285.8
Advance Residence Investment Corp.	(63)	(166,445)	157.0
Advantest Corp.	(1,300)	(103,456)	97.6
Aeon Mall Co. Ltd.	(2,900)	(39,846)	37.6
Ajinomoto Co., Inc.	(4,700)	(172,269)	162.5
Allegro MicroSystems, Inc.	(5,193)	(185,754)	175.3
Asahi Group Holdings Ltd.	(4,700)	(184,872)	174.4
ASKUL Corp.	(1,300)	(17,655)	16.7
Bandai Namco Holdings, Inc.	(30,200)	(698,824)	659.4
Bank of Kyoto Ltd.	(500)	(25,056)	23.6
BayCurrent Consulting, Inc.	(3,900)	(138,449)	130.6
Benefit One, Inc.	(15,800)	(221,679)	209.2
BIPROGY, Inc.	(7,000)	(171,993)	162.3
Calbee, Inc.	(9,900)	(218,080)	205.8
Capcom Co. Ltd.	(5,500)	(210,394)	198.5
Chiba Bank Ltd.	(15,700)	(104,452)	98.6
Chubu Electric Power Co., Inc.	(13,400)	(152,212)	143.6
Chugai Pharmaceutical Co. Ltd.	(17,500)	(459,922)	434.0
Credit Saison Co. Ltd.	(24,400)	(344,282)	324.8
Dai Nippon Printing Co. Ltd.	(7,300)	(213,807)	201.7
Daido Steel Co. Ltd.	(5,600)	(219,815)	207.4
Daiwa House REIT Investment Corp.	(97)	(210,194)	198.3
Daiwa Office Investment Corp.	(16)	(70,900)	66.9
Daiwa Securities Group, Inc.	(3,500)	(16,570)	15.6
Daiwa Securities Living Investments Corp.	(137)	(118,688)	112.0
Descente Ltd.	(8,900)	(287,920)	271.7
East Japan Railway Co.	(25,600)	(1,492,455)	1,408.2

60	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

Japan (continued)
ENEOS Holdings, Inc.	(81,400)	$(295,134)	278.5%
Food & Life Cos. Ltd.	(1,800)	(44,258)	41.8
FP Corp.	(9,300)	(235,671)	222.4
Fuji Kyuko Co. Ltd.	(24,900)	(973,874)	918.9
Fujitsu General Ltd.	(1,500)	(39,425)	37.2
Fukuoka Financial Group, Inc.	(11,100)	(213,098)	201.1
Furukawa Electric Co. Ltd.	(14,000)	(261,222)	246.5
Fuyo General Lease Co. Ltd.	(6,400)	(477,064)	450.1
Goldwin, Inc.	(5,200)	(481,845)	454.6
GS Yuasa Corp.	(7,100)	(127,281)	120.1
GungHo Online Entertainment, Inc.	(1,900)	(37,154)	35.1
Hachijuni Bank Ltd.	(15,100)	(68,896)	65.0
Hakuhodo DY Holdings, Inc.	(19,300)	(231,651)	218.6
Hankyu Hanshin Holdings, Inc.	(11,500)	(365,351)	344.7
Haseko Corp.	(29,200)	(363,109)	342.6
Heiwa Corp.	(19,600)	(394,284)	372.0
Hikari Tsushin, Inc.	(1,100)	(152,958)	144.3
Hino Motors Ltd.	(4,100)	(16,481)	15.6
Hitachi Construction Machinery Co. Ltd.	(1,700)	(42,650)	40.2
Honda Motor Co. Ltd.	(13,500)	(364,869)	344.3
Ibiden Co. Ltd.	(16,300)	(653,681)	616.8
Iida Group Holdings Co. Ltd.	(23,100)	(418,166)	394.6
Industrial & Infrastructure Fund Investment Corp.	(126)	(147,138)	138.8
Inpex Corp.	(35,400)	(395,011)	372.7
Isuzu Motors Ltd.	(41,900)	(504,150)	475.7
Itoham Yonekyu Holdings, Inc.	(25,400)	(141,779)	133.8
Iwatani Corp.	(30,800)	(1,486,238)	1,402.3
Iyogin Holdings, Inc.	(22,300)	(133,038)	125.5
Izumi Co. Ltd.	(8,300)	(198,936)	187.7
Japan Aviation Electronics Industry Ltd.	(33,200)	(593,558)	560.0
Japan Exchange Group, Inc.	(17,400)	(287,324)	271.1
Japan Hotel REIT Investment Corp.	(621)	(357,475)	337.3
Japan Logistics Fund, Inc.	(36)	(87,089)	82.2
Japan Metropolitan Fund Invest	(51)	(37,370)	35.3
Japan Post Bank Co. Ltd.	(74,000)	(602,551)	568.5
Japan Post Insurance Co. Ltd.	(47,100)	(779,451)	735.4
Japan Real Estate Investment Corp.	(97)	(391,653)	369.5
JCR Pharmaceuticals Co. Ltd.	(5,500)	(60,661)	57.2
Jeol Ltd.	(500)	(14,891)	14.1
Justsystems Corp.	(24,000)	(646,723)	610.2
Kagome Co. Ltd.	(6,200)	(153,386)	144.7
Kansai Paint Co. Ltd.	(27,800)	(399,224)	376.7
Keio Corp.	(1,500)	(56,764)	53.6
Keisei Electric Railway Co. Ltd.	(600)	(21,562)	20.3
Keyence Corp.	(1,000)	(459,867)	433.9
Kikkoman Corp.	(52,200)	(3,146,325)	2,968.7
Kintetsu Group Holdings Co. Ltd.	(11,600)	(398,947)	376.4
Kobayashi Pharmaceutical Co. Ltd.	(7,000)	(445,113)	420.0
Kobe Steel Ltd.	(101,600)	(771,978)	728.4
Kotobuki Spirits Co. Ltd.	(7,900)	(594,222)	560.7
Kurita Water Industries Ltd.	(4,900)	(209,589)	197.8
Kyudenko Corp.	(13,300)	(361,052)	340.7
Kyushu Financial Group, Inc.	(8,900)	(32,692)	30.8
Kyushu Railway Co.	(5,300)	(122,622)	115.7
LaSalle Logiport REIT	(35)	(42,359)	40.0
Makita Corp.	(31,400)	(900,467)	849.6
Marubeni Corp.	(4,700)	(68,011)	64.2
Marui Group Co. Ltd.	(5,100)	(82,783)	78.1
Matsui Securities Co. Ltd.	(31,500)	(183,799)	173.4
MatsukiyoCocokara & Co.	(9,300)	(507,412)	478.8
Mazda Motor Corp.	(4,900)	(45,168)	42.6

Security	Shares	Value	% of Basket Value

Japan (continued)
McDonald’s Holdings Co. Japan Ltd.	(10,200)	$(433,079)	408.6%
Mebuki Financial Group, Inc.	(106,600)	(278,115)	262.4
Menicon Co. Ltd.	(2,300)	(49,787)	47.0
Mitsui Fudosan Logistics Park, Inc.	(161)	(616,428)	581.6
Miura Co. Ltd.	(6,300)	(170,863)	161.2
MonotaRO Co. Ltd.	(23,400)	(360,151)	339.8
Mori Hills REIT Investment Corp.	(56)	(64,511)	60.9
Morinaga & Co. Ltd.	(6,000)	(181,064)	170.8
Morinaga Milk Industry Co. Ltd.	(2,000)	(76,572)	72.2
Murata Manufacturing Co. Ltd.	(2,800)	(162,045)	152.9
Nagase & Co. Ltd.	(9,200)	(147,677)	139.3
Nankai Electric Railway Co. Ltd.	(2,100)	(49,896)	47.1
NHK Spring Co. Ltd.	(9,400)	(70,958)	67.0
Nifco, Inc.	(7,200)	(210,899)	199.0
Nihon Kohden Corp.	(4,100)	(115,631)	109.1
Nippon Accommodations Fund, Inc.	(2)	(9,899)	9.3
Nippon Building Fund, Inc.	(166)	(709,231)	669.2
Nippon Kayaku Co. Ltd.	(98,600)	(911,758)	860.3
Nippon Sanso Holdings Corp.	(21,100)	(387,827)	365.9
Nippon Yusen KK	(17,000)	(410,337)	387.2
Nishi-Nippon Railroad Co. Ltd.	(3,300)	(61,667)	58.2
Nisshin Seifun Group, Inc.	(10,900)	(134,613)	127.0
Nissin Foods Holdings Co. Ltd.	(2,000)	(196,307)	185.2
NOF Corp.	(1,100)	(51,243)	48.4
NOK Corp.	(23,200)	(317,786)	299.8
Nomura Holdings, Inc.	(175,100)	(640,620)	604.5
NTT Data Corp.	(8,400)	(116,280)	109.7
Odakyu Electric Railway Co. Ltd.	(14,900)	(212,075)	200.1
OKUMA Corp.	(5,200)	(235,283)	222.0
Open House Group Co. Ltd.	(13,500)	(549,656)	518.6
Osaka Gas Co. Ltd.	(21,300)	(359,127)	338.9
OSG Corp.	(13,100)	(187,563)	177.0
PALTAC Corp.	(2,200)	(85,984)	81.1
Pan Pacific International Holdings Corp.	(61,400)	(1,169,862)	1,103.8
Park24 Co. Ltd.	(27,400)	(431,603)	407.2
PeptiDream, Inc.	(1,800)	(24,814)	23.4
Persol Holdings Co. Ltd.	(4,600)	(96,639)	91.2
Rakus Co. Ltd.	(17,200)	(266,501)	251.5
Relo Group, Inc.	(37,700)	(597,091)	563.4
Renesas Electronics Corp.	(35,100)	(466,841)	440.5
Resonac Holdings Corp.	(40,000)	(646,168)	609.7
Rinnai Corp.	(4,500)	(110,875)	104.6
Rohto Pharmaceutical Co. Ltd.	(14,700)	(310,806)	293.3
Sanwa Holdings Corp.	(18,100)	(201,939)	190.5
SCREEN Holdings Co. Ltd.	(400)	(33,158)	31.3
Seino Holdings Co. Ltd.	(9,700)	(109,692)	103.5
Sekisui House Reit, Inc.	(818)	(472,504)	445.8
SG Holdings Co. Ltd.	(9,600)	(140,802)	132.9
SHIFT, Inc.	(300)	(57,005)	53.8
Shikoku Electric Power Co., Inc.	(13,800)	(83,071)	78.4
Shinko Electric Industries Co. Ltd.	(20,600)	(623,591)	588.4
SoftBank Corp.	(37,000)	(424,671)	400.7
Sony Group Corp.	(500)	(46,117)	43.5
Sotetsu Holdings, Inc.	(9,300)	(180,169)	170.0
Square Enix Holdings Co. Ltd.	(7,300)	(365,861)	345.2
SUMCO Corp.	(44,500)	(625,106)	589.8
Suzuken Co. Ltd.	(5,100)	(147,792)	139.4
Sysmex Corp.	(900)	(59,029)	55.7
Taiheiyo Cement Corp.	(51,700)	(944,982)	891.6
Taiyo Yuden Co. Ltd.	(27,300)	(853,108)	804.9
Takara Holdings, Inc.	(39,400)	(316,304)	298.4
TechnoPro Holdings, Inc.	(600)	(16,682)	15.7

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

Japan (continued)
Tohoku Electric Power Co., Inc.	(4,100)	$(21,479)	20.3%
Tokai Carbon Co. Ltd.	(12,100)	(112,086)	105.8
Tokyo Electric Power Co., Holdings, Inc.	(167,600)	(612,664)	578.1
Tokyu Corp.	(71,100)	(1,022,243)	964.5
Tokyu Fudosan Holdings Corp.	(32,200)	(166,441)	157.0
TOPPAN, Inc.	(20,400)	(441,697)	416.8
Toshiba TEC Corp.	(1,200)	(35,525)	33.5
Toyo Suisan Kaisha Ltd.	(3,500)	(159,124)	150.1
Toyo Tire Corp.	(7,300)	(88,597)	83.6
Toyota Tsusho Corp.	(5,200)	(220,391)	207.9
Unicharm Corp.	(13,300)	(547,175)	516.3
United Urban Investment Corp.	(217)	(245,472)	231.6
USS Co. Ltd.	(5,000)	(85,620)	80.8
Visional, Inc.	(2,800)	(149,612)	141.2
West Japan Railway Co.	(11,400)	(503,475)	475.0
Yamato Holdings Co. Ltd.	(63,100)	(1,104,656)	1,042.3
Yokohama Rubber Co. Ltd.	(12,000)	(265,848)	250.8
Z Holdings Corp.	(183,800)	(513,403)	484.4
Zensho Holdings Co. Ltd.	(1,000)	(32,364)	30.5

		(53,390,970)

Luxembourg
Aperam SA	(4,237)	(157,327)	148.4

Netherlands
Akzo Nobel NV	(5,490)	(456,111)	430.4
Alfen N.V.	(4,182)	(338,856)	319.7
Argenx SE	(130)	(50,223)	47.4
ASM International NV	(1,487)	(540,711)	510.2
Heineken NV	(568)	(65,314)	61.6
JDE Peet’s NV	(10,242)	(311,951)	294.3
OCI NV	(2,996)	(79,098)	74.6
SBM Offshore NV	(24,677)	(349,337)	329.6
Universal Music Group NV	(15,013)	(328,512)	310.0

		(2,520,113)

New Zealand
Auckland International Airport Ltd.	(270,734)	(1,466,656)	1,383.9
Fisher & Paykel Healthcare Corp. Ltd.	(152,324)	(2,585,294)	2,439.3
Mainfreight Ltd.	(28,722)	(1,261,948)	1,190.7
Mercury NZ Ltd.	(134,850)	(524,033)	494.4
Meridian Energy Ltd.	(119,359)	(400,033)	377.5
Spark New Zealand Ltd.	(520,982)	(1,670,189)	1,575.9

		(7,908,153)

Nigeria
Airtel Africa PLC	(32,781)	(49,106)	46.3

Norway
Aker ASA, A Shares	(796)	(48,685)	45.9
DNB Bank ASA	(35,108)	(617,939)	583.1
Leroy Seafood Group ASA	(3,726)	(19,632)	18.5
Mowi ASA	(15,386)	(293,727)	277.1
Norsk Hydro ASA	(48,109)	(354,253)	334.3
Orkla ASA	(28,210)	(202,885)	191.4
Salmar ASA	(13,700)	(609,031)	574.7
Schibsted ASA	(14,433)	(256,406)	241.9
Telenor ASA	(32,483)	(405,562)	382.7

		(2,808,120)

Security	Shares	Value	% of Basket Value

Portugal
Banco Comercial Portugues SA	(156,506)	$(40,287)	38.0%
Jeronimo Martins SGPS SA	(1,461)	(36,921)	34.9

		(77,208)

Puerto Rico
Popular, Inc.	(1,005)	(60,310)	56.9

Singapore
CapitaLand Ascendas REIT	(583,100)	(1,253,279)	1,182.5
CapitaLand Integrated Commercial Trust	(10,300)	(15,709)	14.8
DBS Group Holdings Ltd.	(10,200)	(251,741)	237.5
Genting Singapore Ltd.	(841,000)	(714,577)	674.2
Grab Holdings Ltd.	(261,873)	(762,050)	719.0
Jardine Cycle & Carriage Ltd.	(13,600)	(345,972)	326.4
Kenon Holdings Ltd.	(1,997)	(52,997)	50.0
Keppel DC REIT	(379,300)	(612,567)	578.0
Oversea-Chinese Banking Corp. Ltd.	(11,400)	(107,774)	101.7
Sea Ltd., ADR	(3,008)	(229,119)	216.2
Singapore Exchange Ltd.	(34,600)	(248,708)	234.7
Singapore Technologies Engineering Ltd.	(154,300)	(419,549)	395.9
Singapore Telecommunications Ltd.	(423,000)	(809,656)	763.9
UOL Group Ltd.	(86,200)	(449,145)	423.8
Venture Corp Ltd.	(14,300)	(182,469)	172.2

		(6,455,312)

Spain
Amadeus IT Group SA	(9,160)	(644,750)	608.3
Banco Santander SA	(157,816)	(555,341)	524.0
Cellnex Telecom SA	(2,634)	(111,068)	104.8
Corp ACCIONA Energias Renovables SA	(4,002)	(143,926)	135.8
Endesa SA	(30,065)	(675,422)	637.3
Inmobiliaria Colonial Socimi SA	(53,634)	(343,377)	324.0
Red Electrica Corp. SA	(11,367)	(206,973)	195.3

		(2,680,857)

Sweden
Autoliv, Inc.	(416)	(35,697)	33.7
Evolution AB	(4,741)	(628,724)	593.2
Hexagon AB, B Shares	(58,641)	(666,362)	628.7
Husqvarna AB, B Shares	(68,040)	(582,627)	549.7
Investor AB, B Shares	(11,066)	(236,031)	222.7
Kinnevik AB	(23,087)	(376,538)	355.3
Lifco AB, B Shares	(13,218)	(299,158)	282.3
Securitas AB, B Shares	(84,378)	(750,418)	708.1
Skandinaviska Enskilda Banken AB	(4,845)	(54,693)	51.6
Skanska AB, B Shares	(27,214)	(441,724)	416.8
SSAB AB, A Shares	(4,410)	(31,063)	29.3
Swedish Orphan Biovitrum AB	(7,115)	(171,728)	162.0
Telia Co. AB	(161,045)	(445,192)	420.1

		(4,719,955)

Switzerland
Adecco Group AG, Registered Shares	(194)	(6,693)	6.3
Alcon, Inc.	(140)	(10,222)	9.7
Bachem Holding AG	(5,229)	(572,775)	540.4
Baloise Holding AG, Registered Shares	(3,194)	(536,111)	505.8
Barry Callebaut AG, Registered Shares	(556)	(1,190,344)	1,123.1
Emmi AG, Registered Shares	(389)	(405,986)	383.1
EMS-Chemie Holding AG, Registered Shares	(781)	(643,330)	607.0
Galenica AG	(509)	(45,742)	43.2
Julius Baer Group Ltd.	(1,388)	(99,724)	94.1
Lonza Group AG, Registered Shares	(377)	(235,811)	222.5
Mediclinic International PLC	(78,886)	(490,456)	462.8

62	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

Switzerland (continued)
On Holding AG	(26,456)	$(858,497)	810.0%
Schindler Holding AG, Registered Shares	(838)	(179,513)	169.4
SIG Group AG	(4,414)	(118,481)	111.8
Sonova Holding AG, Registered Shares	(232)	(73,777)	69.6
Swiss Life Holding AG, Registered Shares	(1,420)	(939,897)	886.8
Swisscom AG, Registered Shares	(1,120)	(771,053)	727.5
Zurich Insurance Group AG	(420)	(204,229)	192.7

		(7,382,641)

United Kingdom
abrdn PLC	(115,686)	(307,593)	290.2
Admiral Group PLC	(12,118)	(349,462)	329.7
Associated British Foods PLC	(894)	(21,840)	20.6
AstraZeneca PLC	(1,334)	(194,691)	183.7
BAE Systems PLC	(18,994)	(239,974)	226.4
Barratt Developments PLC	(97,690)	(609,704)	575.3
Berkeley Group Holdings PLC	(14,449)	(802,128)	756.8
BT Group PLC	(20,156)	(39,939)	37.7
Coca-Cola Europacific Partners PLC	(12,730)	(820,703)	774.4
Compass Group PLC	(34,541)	(903,843)	852.8
DCC PLC	(25,318)	(1,562,493)	1,474.3
Dechra Pharmaceuticals PLC	(2,755)	(128,264)	121.0
Derwent London PLC	(1,876)	(56,237)	53.1
Diageo PLC	(9,908)	(448,205)	422.9
Entain PLC	(18,861)	(341,164)	321.9
Farfetch Ltd.	(67,359)	(271,457)	256.1
Future PLC	(17,407)	(244,980)	231.2
Greggs PLC, Registered Shares	(13,759)	(484,684)	457.3
Informa PLC	(28,753)	(259,538)	244.9
International Consolidated Airlines Group SA	(42,260)	(80,416)	75.9
International Distributions Services PLC	(60,297)	(190,433)	179.7
Investec PLC	(57,840)	(319,830)	301.8
JET2 PLC	(5,203)	(79,651)	75.2
Johnson Matthey PLC	(10,762)	(263,692)	248.8
Kingfisher PLC	(120,963)	(388,795)	366.9
M&G PLC	(150,563)	(386,098)	364.3
Manchester United PLC, Class A	(598)	(11,990)	11.3
National Grid PLC	(55,123)	(783,999)	739.7
Next PLC	(1,502)	(126,431)	119.3
Persimmon PLC	(15,467)	(253,938)	239.6
Rentokil Initial PLC	(262,688)	(2,075,071)	1,957.9
Smith & Nephew PLC	(22,858)	(373,622)	352.5
Unilever PLC	(5,847)	(322,950)	304.7
Vistry Group PLC	(56,393)	(551,043)	519.9
Watches of Switzerland Group PLC	(30,928)	(320,859)	302.7
WPP PLC	(12,904)	(149,112)	140.7

		(14,764,829)

United States
10X Genomics, Inc., Class A	(2,407)	(126,199)	119.1
Adient PLC	(7,327)	(270,659)	255.4
ADT, Inc.	(132,676)	(888,929)	838.7
AES Corp.	(1,918)	(45,380)	42.8
Affirm Holdings, Inc.	(36,487)	(359,762)	339.4
Aflac, Inc.	(146)	(10,198)	9.6
AGCO Corp.	(8,815)	(1,092,531)	1,030.8
agilon health, Inc.	(36,685)	(890,345)	840.1
Airbnb, Inc., Class B	(7,935)	(949,581)	896.0
Albemarle Corp.	(2,548)	(472,552)	445.9
Albertsons Cos., Inc., Class A	(38,882)	(812,634)	766.8
Alexandria Real Estate Equities, Inc.	(2,196)	(272,699)	257.3

Security	Shares	Value	% of Basket Value

United States (continued)
Alight, Inc., Class A	(137,468)	$(1,271,579)	1,199.8%
Allegion PLC	(860)	(95,013)	89.6
Alliant Energy Corp.	(32,012)	(1,765,142)	1,665.5
Alteryx, Inc., Class A	(10,658)	(438,364)	413.6
Amcor PLC	(45,309)	(497,040)	469.0
American Electric Power Co., Inc.	(22,624)	(2,090,910)	1,972.9
American International Group, Inc.	(2,124)	(112,657)	106.3
Ameriprise Financial, Inc.	(1,730)	(527,858)	498.1
AmerisourceBergen Corp.	(4,560)	(760,836)	717.9
Amkor Technology, Inc.	(11,531)	(257,948)	243.4
Analog Devices, Inc.	(805)	(144,803)	136.6
Annaly Capital Management, Inc.	(40,981)	(818,800)	772.6
Ansys, Inc.	(613)	(192,433)	181.6
Antero Midstream Corp.	(7,568)	(81,432)	76.8
Antero Resources Corp.	(6,247)	(143,619)	135.5
Apartment Income REIT Corp.	(11,633)	(430,188)	405.9
Apellis Pharmaceuticals, Inc.	(5,875)	(490,151)	462.5
Apollo Global Management, Inc.	(8,737)	(553,838)	522.6
Apple Hospitality REIT, Inc.	(5,718)	(85,141)	80.3
Applied Industrial Technologies, Inc.	(1,736)	(235,506)	222.2
AppLovin Corp., Class A	(94,922)	(1,613,674)	1,522.6
AptarGroup, Inc.	(7,818)	(926,511)	874.2
Aptiv PLC	(5,659)	(582,085)	549.2
Aramark	(13,274)	(460,608)	434.6
Arista Networks, Inc.	(1,139)	(182,422)	172.1
Arrow Electronics, Inc.	(2,329)	(266,507)	251.5
Arrowhead Pharmaceuticals, Inc.	(513)	(18,165)	17.1
Asana, Inc.	(1,598)	(25,856)	24.4
Asbury Automotive Group, Inc.	(532)	(102,921)	97.1
Aspen Technology, Inc.	(1,029)	(182,133)	171.8
Atkore, Inc.	(4,389)	(554,462)	523.2
Atmos Energy Corp.	(10,973)	(1,252,458)	1,181.7
Avangrid, Inc.	(12,532)	(504,538)	476.1
Avantor, Inc.	(9,750)	(189,930)	179.2
Avery Dennison Corp.	(3,599)	(627,954)	592.5
Axalta Coating Systems Ltd.	(15,350)	(484,599)	457.2
AZEK Co., Inc.	(7,606)	(206,427)	194.8
Ball Corp.	(4,887)	(259,891)	245.2
Bentley Systems, Inc., Class B	(1,925)	(81,928)	77.3
BJ’s Wholesale Club Holdings, Inc.	(3,090)	(235,983)	222.7
Black Hills Corp.	(3,484)	(227,470)	214.6
Blackline, Inc.	(379)	(21,114)	19.9
Bloom Energy Corp., Class A	(11,681)	(194,489)	183.5
Blue Owl Capital, Inc.	(64,911)	(730,898)	689.6
Boston Properties, Inc.	(29,799)	(1,590,075)	1,500.3
Broadcom, Inc.	(1,415)	(886,497)	836.4
Brown & Brown, Inc.	(5,871)	(378,034)	356.7
Brown-Forman Corp.	(8,673)	(564,526)	532.7
Brunswick Corp.	(5,000)	(423,950)	400.0
Bumble, Inc., Class A	(3,064)	(55,795)	52.6
Bunge Ltd.	(1,589)	(148,730)	140.3
Cactus, Inc., Class A	(7,058)	(285,708)	269.6
Cadence Bank	(4,000)	(80,880)	76.3
Caesars Entertainment, Inc.	(2,229)	(100,951)	95.3
Calix, Inc.	(8,069)	(368,753)	347.9
Capital One Financial Corp.	(899)	(87,473)	82.5
Carter’s, Inc.	(5,456)	(380,665)	359.2
Catalent, Inc.	(3,671)	(183,991)	173.6
CDW Corp.	(1,764)	(299,157)	282.3
Celanese Corp.	(9,235)	(981,126)	925.7
CenterPoint Energy, Inc.	(54,946)	(1,674,205)	1,579.7

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

United States (continued)
Ceridian HCM Holding, Inc.	(2,208)	$(140,164)	132.2%
Chemours Co.	(11,391)	(331,136)	312.4
Chesapeake Energy Corp.	(14,057)	(1,162,233)	1,096.6
Churchill Downs, Inc.	(4,281)	(1,252,321)	1,181.6
Civitas Resources, Inc.	(23,920)	(1,651,676)	1,558.4
Clarivate PLC	(147,625)	(1,307,957)	1,234.1
Clean Harbors, Inc.	(1,265)	(183,627)	173.3
Clear Secure, Inc.	(5,420)	(131,110)	123.7
Clorox Co.	(3,837)	(635,484)	599.6
Cloudflare, Inc.	(9,843)	(463,113)	437.0
Coherent Corp.	(21,977)	(750,295)	707.9
Comcast Corp.	(5,924)	(245,076)	231.2
Commerce Bancshares, Inc.	(2,180)	(121,753)	114.9
Concentrix Corp.	(2,697)	(260,287)	245.6
Confluent, Inc.	(16,640)	(366,080)	345.4
Consolidated Edison, Inc.	(5,214)	(513,423)	484.4
Constellation Energy Corp.	(303)	(23,452)	22.1
Constellium SE	(4,843)	(71,919)	67.9
Cooper Cos., Inc.	(1,555)	(593,155)	559.7
Corning, Inc.	(2,296)	(76,273)	72.0
Corteva, Inc.	(8,427)	(515,058)	486.0
Coterra Energy, Inc.	(10,920)	(279,552)	263.8
Coty, Inc., Class A	(61,880)	(734,516)	693.0
Cousins Properties, Inc.	(2,328)	(50,774)	47.9
Crane Co.	(4,588)	(330,657)	312.0
Crane NXT Co.	(4,060)	(192,282)	181.4
CSL Ltd.	(2,104)	(418,765)	395.1
Cullen/Frost Bankers, Inc.	(265)	(29,216)	27.6
Datadog, Inc.	(11,097)	(747,716)	705.5
Dell Technologies, Inc.	(7,371)	(320,565)	302.5
Delta Air Lines, Inc.	(4,363)	(149,695)	141.2
Denbury, Inc.	(1,558)	(145,486)	137.3
Diodes, Inc.	(7,571)	(603,409)	569.3
Discover Financial Services	(6,372)	(659,311)	622.1
Dollar Tree, Inc.	(1,560)	(239,788)	226.2
Dominion Energy, Inc.	(5,727)	(327,241)	308.8
DoorDash, Inc.	(6,204)	(379,623)	358.2
Dow, Inc.	(32,377)	(1,761,309)	1,661.9
Doximity, Inc.	(34,961)	(1,284,817)	1,212.3
DR Horton, Inc.	(852)	(93,567)	88.3
DraftKings, Inc.	(33,464)	(733,196)	691.8
DTE Midstream LLC	(10,618)	(523,149)	493.6
Dun & Bradstreet Holdings, Inc.	(55,404)	(618,863)	583.9
Duolingo, Inc.	(10,207)	(1,389,785)	1,311.3
DXC Technology Co.	(880)	(20,988)	19.8
Dynatrace, Inc.	(17,519)	(740,703)	698.9
Eagle Materials, Inc.	(516)	(76,476)	72.2
East West Bancorp, Inc.	(9,914)	(512,455)	483.5
Edison International	(10,669)	(785,238)	740.9
Elanco Animal Health, Inc.	(14,457)	(136,908)	129.2
Elastic NV	(7,659)	(438,478)	413.7
EMCOR Group, Inc.	(5,461)	(933,831)	881.1
Endeavor Group Holdings, Inc.	(20,514)	(528,851)	499.0
Entegris, Inc.	(12,370)	(926,760)	874.4
EQT Corp.	(2,904)	(101,175)	95.5
Equitable Holdings, Inc.	(29,940)	(778,141)	734.2
Erie Indemnity Co., Class A	(61)	(13,257)	12.5
Estee Lauder Cos., Inc., Class A	(269)	(66,368)	62.6
Euronet Worldwide, Inc.	(2,295)	(254,148)	239.8
Evergy, Inc.	(833)	(51,738)	48.8
Exelon Corp.	(34,076)	(1,446,185)	1,364.5
ExlService Holdings, Inc.	(797)	(142,169)	134.1

Security	Shares	Value	% of Basket Value

United States (continued)
Extra Space Storage, Inc.	(308)	$(46,828)	44.2%
F&G Annuities & Life, Inc.	(1)	(18)	0.0
Federal Realty Investment Trust	(906)	(89,594)	84.5
Ferguson PLC	(292)	(40,942)	38.6
Fidelity National Financial, Inc.	(19,762)	(701,353)	661.8
Fifth Third Bancorp	(4,678)	(122,564)	115.6
First Citizens BancShares, Inc.	(89)	(89,639)	84.6
First Industrial Realty Trust, Inc.	(2,722)	(142,823)	134.8
First Solar, Inc.	(2,155)	(393,460)	371.2
FirstEnergy Corp.	(36,014)	(1,433,357)	1,352.4
Fiserv, Inc.	(833)	(101,726)	96.0
FleetCor Technologies, Inc.	(488)	(104,393)	98.5
Floor & Decor Holdings, Inc., Class A	(7,333)	(728,460)	687.3
Fluence Energy, Inc.	(2,302)	(41,574)	39.2
FNB Corp.	(51,650)	(592,942)	559.5
Fox Factory Holding Corp.	(2,013)	(223,181)	210.6
Freshworks, Inc.	(41,294)	(551,688)	520.5
Frontier Communications Parent, Inc.	(12,253)	(276,183)	260.6
Gaming and Leisure Properties, Inc.	(9,078)	(472,056)	445.4
Gen Digital, Inc.	(57,019)	(1,007,526)	950.6
Gitlab, Inc.	(34,723)	(1,054,190)	994.7
Goldman Sachs Group, Inc.	(1,213)	(416,593)	393.1
Graphic Packaging Holding Co.	(29,883)	(736,915)	695.3
Grocery Outlet Holding Corp.	(1,590)	(47,350)	44.7
GSK PLC	(5,311)	(94,947)	89.6
Haleon PLC	(268,425)	(1,170,658)	1,104.6
HashiCorp., Inc.	(26,336)	(706,068)	666.2
Healthcare Realty Trust, Inc.	(102,327)	(2,024,028)	1,909.7
Hertz Global Holdings, Inc.	(71,188)	(1,187,416)	1,120.4
HF Sinclair Corp.	(3,611)	(159,281)	150.3
Hilton Grand Vacations, Inc.	(20,161)	(862,891)	814.2
Houlihan Lokey, Inc.	(6,014)	(549,559)	518.5
Huntington Bancshares, Inc.	(10,159)	(113,781)	107.4
Hyatt Hotels Corp., Class A	(2,822)	(322,555)	304.3
ICON PLC	(2,659)	(512,363)	483.4
Independence Realty Trust, Inc.	(12,335)	(205,378)	193.8
Inspire Medical Systems, Inc.	(430)	(115,081)	108.6
Interactive Brokers Group, Inc.	(950)	(73,958)	69.8
International Business Machines Corp.	(12,588)	(1,591,249)	1,501.4
International Flavors & Fragrances, Inc.	(12,719)	(1,233,234)	1,163.6
International Game Technology PLC	(19,103)	(537,558)	507.2
Interpublic Group of Cos., Inc.	(39,044)	(1,395,042)	1,316.3
Intra-Cellular Therapies, Inc.	(10,968)	(681,661)	643.2
iRhythm Technologies, Inc.	(7,403)	(972,754)	917.8
James Hardie Industries PLC, CDI	(889)	(19,778)	18.7
Janus Henderson Group PLC	(14,827)	(384,761)	363.0
Jazz Pharmaceuticals PLC	(630)	(88,496)	83.5
Karuna Therapeutics, Inc.	(3,582)	(710,812)	670.7
Kinder Morgan, Inc.	(12,656)	(217,050)	204.8
Kinsale Capital Group, Inc.	(3,814)	(1,246,072)	1,175.7
Kite Realty Group Trust	(103,812)	(2,150,985)	2,029.5
Lantheus Holdings, Inc.	(3,484)	(297,708)	280.9
Las Vegas Sands Corp.	(1,275)	(81,409)	76.8
Lennar Corp.	(14,515)	(1,637,437)	1,545.0
Levi Strauss & Co.	(38,092)	(550,810)	519.7
Lincoln Electric Holdings, Inc.	(864)	(144,979)	136.8
Lithia Motors, Inc.	(361)	(79,741)	75.2
Littelfuse, Inc.	(681)	(164,965)	155.7
Live Nation Entertainment, Inc.	(581)	(39,380)	37.2
Loews Corp.	(9,611)	(553,305)	522.1
Madison Square Garden Sports Corp.	(260)	(52,130)	49.2
Maravai LifeSciences Holdings, Inc., Class A	(2,374)	(32,737)	30.9

64	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

United States (continued)
Markel Corp.	(445)	$(608,996)	574.6%
MarketAxess Holdings, Inc.	(1,040)	(331,105)	312.4
MasTec, Inc.	(5,795)	(514,654)	485.6
Maximus, Inc.	(14,335)	(1,199,123)	1,131.4
McKesson Corp.	(2,076)	(756,162)	713.5
MDU Resources Group, Inc.	(11,438)	(334,218)	315.3
Medpace Holdings, Inc.	(1,673)	(334,834)	315.9
Meritage Homes Corp.	(4,500)	(576,225)	543.7
MKS Instruments, Inc.	(12,530)	(1,050,891)	991.6
Moderna, Inc.	(2,512)	(333,820)	315.0
Monday.com Ltd.	(150)	(18,288)	17.3
Mondelez International, Inc.	(1,193)	(91,527)	86.4
MongoDB, Inc.	(5,908)	(1,417,684)	1,337.6
Morgan Stanley	(33,424)	(3,007,157)	2,837.4
Mosaic Co.	(13,545)	(580,403)	547.6
Motorola Solutions, Inc.	(5,733)	(1,670,596)	1,576.3
Natera, Inc.	(618)	(31,345)	29.6
National Retail Properties, Inc.	(4,990)	(217,065)	204.8
National Storage Affiliates Trust	(26,980)	(1,040,079)	981.4
NCR Corp.	(3,684)	(82,116)	77.5
Neogen Corp.	(10,093)	(173,801)	164.0
Netflix, Inc.	(2,623)	(865,406)	816.5
New Fortress Energy, Inc.	(622)	(18,840)	17.8
New Jersey Resources Corp.	(17,324)	(894,611)	844.1
New Relic, Inc.	(2,268)	(162,094)	152.9
New York Times Co.	(2,334)	(92,777)	87.5
Newell Brands, Inc.	(56,405)	(685,321)	646.6
News Corp.	(61,613)	(1,085,005)	1,023.7
NextEra Energy, Inc.	(7,774)	(595,722)	562.1
NEXTracker, Inc.	(9,638)	(303,501)	286.4
Noble Corp. PLC	(15,471)	(594,860)	561.3
Novanta, Inc.	(5,961)	(911,079)	859.6
Nutanix, Inc.	(6,250)	(149,875)	141.4
nVent Electric PLC	(38,852)	(1,629,064)	1,537.1
OGE Energy Corp.	(25,879)	(971,498)	916.6
Okta, Inc.	(13,579)	(930,569)	878.0
Old Republic International Corp.	(67,923)	(1,716,414)	1,619.5
Ollie’s Bargain Outlet Holdings, Inc.	(1,948)	(127,107)	119.9
Omega Healthcare Investors, Inc.	(1,053)	(28,178)	26.6
Omnicom Group, Inc.	(12,413)	(1,124,245)	1,060.8
ONE Gas, Inc.	(1,565)	(120,427)	113.6
ONEOK, Inc.	(4,941)	(323,191)	304.9
Onto Innovation, Inc.	(3,275)	(265,210)	250.2
Option Care Health, Inc.	(3,414)	(109,760)	103.6
Oracle Corp.	(2,737)	(259,249)	244.6
Organon & Co.	(26,607)	(655,330)	618.3
Ormat Technologies, Inc.	(758)	(65,044)	61.4
PACCAR, Inc.	(19,990)	(1,493,053)	1,408.8
Palantir Technologies, Inc.	(94,909)	(735,545)	694.0
Paramount Global, Class B	(2,182)	(50,906)	48.0
Parker-Hannifin Corp.	(4,879)	(1,585,090)	1,495.6
PayPal Holdings, Inc.	(22,745)	(1,728,620)	1,631.0
Peloton Interactive, Inc., Class A	(39,740)	(352,891)	333.0
Pentair PLC	(9,000)	(522,720)	493.2
Performance Food Group Co.	(51,146)	(3,206,343)	3,025.3
Permian Resources Corp.	(37,200)	(388,740)	366.8
Pfizer, Inc.	(16,758)	(651,719)	614.9
PG&E Corp.	(17,493)	(299,305)	282.4
Phillips 66	(3,147)	(311,553)	294.0
PNC Financial Services Group, Inc.	(388)	(50,537)	47.7
PPG Industries, Inc.	(911)	(127,777)	120.6
Primerica, Inc.	(705)	(128,670)	121.4

Security	Shares	Value	% of Basket Value

United States (continued)
Privia Health Group, Inc.	(18,281)	$(505,104)	476.6%
Progressive Corp.	(3,288)	(448,483)	423.2
Progyny, Inc.	(5,822)	(193,523)	182.6
PTC, Inc.	(5,492)	(690,839)	651.8
Public Service Enterprise Group, Inc.	(3,644)	(230,301)	217.3
PulteGroup, Inc.	(7,880)	(529,142)	499.3
Qualcomm, Inc.	(4,760)	(555,968)	524.6
Quanta Services, Inc.	(1,429)	(242,416)	228.7
QuidelOrtho Corp.	(1,842)	(165,688)	156.3
R1 RCM, Inc.	(12,686)	(197,775)	186.6
Radian Group, Inc.	(2,508)	(60,869)	57.4
Range Resources Corp.	(9,254)	(244,768)	230.9
Raymond James Financial, Inc.	(2,494)	(225,782)	213.0
RBC Bearings, Inc.	(4,519)	(1,025,858)	967.9
Realty Income Corp.	(6,586)	(413,864)	390.5
Regal Rexnord Corp., Registered Shares	(441)	(57,401)	54.2
Rexford Industrial Realty, Inc.	(4,867)	(271,433)	256.1
RH	(1,975)	(503,882)	475.4
Rithm Capital Corp.	(211,150)	(1,722,984)	1,625.7
Rivian Automotive, Inc.	(28,025)	(359,280)	339.0
RLI Corp.	(239)	(33,233)	31.4
Robinhood Markets, Inc.	(67,288)	(595,499)	561.9
Rockwell Automation, Inc.	(912)	(258,470)	243.9
Ryan Specialty Holdings, Inc.	(6,974)	(284,958)	268.9
Ryman Hospitality Properties, Inc.	(6,333)	(567,817)	535.8
Science Applications International Corp.	(4,498)	(458,931)	433.0
Sealed Air Corp.	(6,993)	(335,594)	316.6
Selective Insurance Group, Inc.	(4,994)	(481,072)	453.9
SentinelOne, Inc.	(9,678)	(155,525)	146.7
Shift4 Payments, Inc., Class A	(12,964)	(878,570)	829.0
Shoals Technologies Group, Inc., Class A	(20,945)	(437,541)	412.8
Shockwave Medical, Inc.	(1,030)	(298,865)	282.0
Sitio Royalties Corp.	(11,415)	(289,827)	273.5
Skyline Champion Corp.	(3,744)	(277,692)	262.0
Skyworks Solutions, Inc.	(6,005)	(635,929)	600.0
SLM Corp.	(20,935)	(314,444)	296.7
Smartsheet, Inc., Class A	(1,074)	(43,894)	41.4
Snowflake, Inc.	(3,762)	(557,077)	525.6
SoFi Technologies, Inc.	(117,187)	(730,075)	688.9
SolarEdge Technologies, Inc.	(3,155)	(901,163)	850.3
Sonoco Products Co.	(4,925)	(298,553)	281.7
Southern Co.	(20,980)	(1,543,079)	1,456.0
SouthState Corp.	(4,655)	(321,102)	303.0
Southwest Gas Holdings, Inc.	(1,066)	(59,696)	56.3
Spirit Realty Capital, Inc.	(2,115)	(81,343)	76.8
SPS Commerce, Inc.	(220)	(32,406)	30.6
SS&C Technologies Holdings, Inc.	(52,819)	(3,092,024)	2,917.4
STAG Industrial, Inc.	(32,248)	(1,092,240)	1,030.6
Stanley Black & Decker, Inc.	(7,373)	(636,585)	600.6
Starbucks Corp.	(1,831)	(209,265)	197.4
Starwood Property Trust, Inc.	(48,345)	(864,892)	816.1
State Street Corp.	(1,832)	(132,380)	124.9
Stellantis NV	(80,690)	(1,340,631)	1,264.9
Super Micro Computer, Inc.	(205)	(21,613)	20.4
Surgery Partners, Inc.	(612)	(24,272)	22.9
Synaptics, Inc.	(2,542)	(225,120)	212.4
Sysco Corp.	(7,320)	(561,737)	530.0
Take-Two Interactive Software, Inc.	(1,858)	(230,931)	217.9
Teledyne Technologies, Inc.	(590)	(244,496)	230.7
Tenable Holdings, Inc.	(1,908)	(70,577)	66.6
Tenaris SA	(58,098)	(832,386)	785.4
Tenet Healthcare Corp.	(2,742)	(201,043)	189.7

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

United States (continued)
Terreno Realty Corp.	(7,253)	$(446,712)	421.5%
Tesla, Inc.	(653)	(107,294)	101.2
Tetra Tech, Inc.	(1,999)	(276,602)	261.0
T-Mobile US, Inc.	(9,231)	(1,328,341)	1,253.3
Toast, Inc.	(30,437)	(553,953)	522.7
TopBuild Corp.	(155)	(34,949)	33.0
Trade Desk, Inc., Class A	(10,754)	(691,912)	652.8
TriNet Group, Inc.	(674)	(62,534)	59.0
Twilio, Inc., Class A	(6,798)	(357,643)	337.4
Tyler Technologies, Inc.	(1,582)	(599,625)	565.8
Uber Technologies, Inc.	(18,869)	(585,882)	552.8
U-Haul Holding Co.	(9,197)	(497,558)	469.5
UiPath, Inc.	(20,785)	(292,653)	276.1
Under Armour, Inc., Class A	(15,903)	(141,060)	133.1
United Rentals, Inc.	(697)	(251,694)	237.5
Unity Software, Inc.	(18,874)	(509,032)	480.3
Universal Health Services, Inc.	(1,722)	(258,903)	244.3
Valley National Bancorp	(60,890)	(571,148)	538.9
Valvoline, Inc.	(6,776)	(234,111)	220.9
Verizon Communications, Inc.	(22,023)	(855,153)	806.9
Vertiv Holdings Co., Class A	(59,017)	(880,534)	830.8
Viatris, Inc.	(8,619)	(80,415)	75.9
Vir Biotechnology, Inc.	(7,692)	(193,454)	182.5
Vontier Corp.	(77,871)	(2,112,640)	1,993.4
Warner Music Group Corp., Class A	(18,429)	(561,532)	529.8
Webster Financial Corp.	(2,083)	(77,696)	73.3
Wells Fargo & Co.	(10,330)	(410,617)	387.4
Welltower, Inc.	(15,292)	(1,211,432)	1,143.0
WESCO International, Inc.	(169)	(24,336)	23.0
Western Alliance Bancorp	(2,650)	(98,368)	92.8
Western Union Co.	(25,170)	(275,108)	259.6
Whirlpool Corp.	(2,203)	(307,517)	290.2
Wingstop, Inc.	(1,780)	(356,196)	336.1
Wolfspeed, Inc.	(1,334)	(62,098)	58.6
Xcel Energy, Inc.	(5,999)	(419,390)	395.7
XPO, Inc.	(413)	(18,246)	17.2
Zebra Technologies Corp.	(405)	(116,652)	110.1
Zimmer Biomet Holdings, Inc.	(317)	(43,885)	41.4
Zoom Video Communications, Inc., Class A	(4,068)	(249,897)	235.8
ZoomInfo Technologies, Inc.	(2,337)	(51,204)	48.3
Zscaler, Inc.	(2,925)	(263,543)	248.7

		(185,205,742)

Security	Shares	Value	% of Basket Value

United States (continued)

Preferred Stocks

Germany
Henkel AG & Co. KGaA	(3,360)	$(272,068)	256.7%

Total Reference Entity — Short		(356,938,215)

Net Value of Reference Entity — BNP Paribas SA		$(105,984)

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with BNP Paribas SA as of period end, termination dates 03/17/25-04/17/25:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Australia
Charter Hall Long Wale REIT	5,491	$15,925	11.3%
Charter Hall Retail REIT	20,586	53,001	37.5
GrainCorp Ltd.	2,990	13,547	9.6
oOh!media Ltd.	23,095	25,266	17.9
Premier Investments Ltd.	6,461	112,329	79.4
Regis Resources Ltd., Registered Shares	8,982	12,733	9.0
Silver Lake Resources Ltd.	15,666	13,167	9.3
Technology One Ltd.	5,481	55,328	39.1
West African Resources Ltd.	24,232	15,708	11.1

		317,004

Belgium
Barco NV	1,016	29,717	21.0
Melexis NV	184	17,569	12.5
Telenet Group Holding NV	853	19,816	14.0

		67,102

Canada
Artis Real Estate Investment Trust	5,411	27,918	19.7
Boyd Group Services, Inc.	469	77,692	55.0
Dream Unlimited Corp.	1,037	17,167	12.1
Dundee Precious Metals, Inc.	1,632	11,887	8.4
Laurentian Bank of Canada	1,155	27,270	19.3

		161,934

Denmark
Scandinavian Tobacco Group A/S	983	19,228	13.6

Finland
F-Secure OYJ	5,128	16,550	11.7

66	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

Germany
Grand City Properties SA	2,073	$17,339	12.3%
Krones AG	340	44,739	31.6
Salzgitter AG	1,079	42,829	30.3

		104,907

Ireland
Cimpress PLC	345	17,923	12.7

Israel
Kornit Digital Ltd.	1,251	22,843	16.2

Italy
Banca Popolare di Sondrio SPA	18,722	85,181	60.2
Sesa SpA	224	27,494	19.5

		112,675

Japan
Central Glass Co. Ltd.	2,200	48,395	34.2
Create SD Holdings Co. Ltd.	600	14,554	10.3
Digital Arts, Inc.	1,600	60,663	42.9
dip Corp.	600	15,110	10.7
eGuarantee, Inc.	2,100	33,242	23.5
Eiken Chemical Co. Ltd.	1,100	13,036	9.2
Elan Corp.	1,800	13,708	9.7
Financial Partners Group Co. Ltd.	1,800	14,655	10.4
Gree, Inc.	2,500	13,172	9.3
Gunma Bank Ltd.	5,600	19,505	13.8
JAFCO Group Co. ltd.	3,300	42,779	30.3
Japan Elevator Service Holdings Co. Ltd.	1,500	22,701	16.1
Kaga Electronics Co. Ltd.	1,100	39,726	28.1
Kanematsu Corp.	2,200	29,130	20.6
KOMEDA Holdings Co. Ltd.	700	13,440	9.5
Kureha Corp.	600	37,971	26.9
Kyorin Pharmaceutical Co. Ltd.	1,800	23,566	16.7
Kyoritsu Maintenance Co. Ltd.	400	16,457	11.6
Life Corp.	800	16,970	12.0
Meitec Corp.	1,800	31,016	21.9
Mitsubishi Shokuhin Co. Ltd.	600	15,763	11.1
Mizuho Leasing Co. Ltd.	500	14,251	10.1
Modec, Inc.	1,400	15,452	10.9
Nichias Corp.	1,100	22,664	16.0
Nippon Ceramic Co. Ltd.	700	14,250	10.1
Nippon Gas Co. Ltd.	15,100	215,953	152.7
Nippon REIT Investment Corp.	10	23,883	16.9
Okinawa Electric Power Co., Inc.	1,900	15,496	11.0
Okumura Corp.	1,000	24,955	17.7
Outsourcing, Inc.	4,900	50,874	36.0
PHC Holdings Corp.	1,300	13,624	9.6
Plus Alpha Consulting Co. Ltd.	600	13,086	9.3
Raito Kogyo Co. Ltd.	900	13,527	9.6
Seiren Co. Ltd.	3,300	55,605	39.3
Shin-Etsu Polymer Co. Ltd.	1,200	12,056	8.5
Starts Corp., Inc.	3,800	72,741	51.4
Sumitomo Mitsui Construction Co. Ltd.	4,400	12,721	9.0
Systena Corp.	12,800	26,931	19.0
Takeuchi Manufacturing Co. Ltd.	1,600	44,658	31.6
Tokyu Construction Co. Ltd.	2,800	15,102	10.7
Towa Pharmaceutical Co. Ltd.	1,400	20,325	14.4
Toyo Ink SC Holdings Co. Ltd.	900	14,774	10.4
Toyo Tanso Co. Ltd.	500	14,831	10.5

Security	Shares	Value	% of Basket Value

Japan (continued)
TRE Holdings Corp.	2,900	$25,914	18.3%
Usen-Next Holdings Co. Ltd.	600	13,708	9.7

		1,302,940

Jersey
JTC PLC	1,713	16,951	12.0

Norway
SpareBank 1 SR-Bank ASA	1,111	13,022	9.2

Portugal
REN - Redes Energeticas Nacionais SGPS SA	6,214	18,074	12.8

Singapore
BW LPG Ltd.	1,662	13,436	9.5

Spain
Pharma Mar SA	320	13,306	9.4

Sweden
AddTech AB, B Shares	3,934	78,264	55.4
Alleima AB	9,167	46,701	33.0
Betsson AB	2,175	23,308	16.5
Fortnox AB	1,865	12,759	9.0
Mycronic AB	1,179	24,842	17.6
Nyfosa AB	2,186	14,870	10.5

		200,744

Switzerland
Bucher Industries AG, Registered Shares	39	17,612	12.4
Orior AG	220	20,595	14.6
Sulzer AG, Registered Shares	319	26,805	19.0
Vetropack Holding AG, Registered Shares	248	12,840	9.1

		77,852

United Kingdom
Bytes Technology Group PLC	6,347	32,897	23.3
Cranswick PLC	325	13,064	9.2
Dunelm Group PLC	1,293	18,466	13.1
Grainger PLC	22,349	72,050	50.9
Ibstock PLC	6,258	13,239	9.4
Kainos Group PLC	1,004	15,543	11.0
Lancashire Holdings Ltd.	2,537	19,413	13.7
Moneysupermarket.com Group PLC	7,571	25,938	18.3
Spire Healthcare Group PLC	4,557	12,982	9.2
Virgin Money UK PLC	9,146	17,829	12.6

		241,421

United States
Advanced Energy Industries, Inc.	359	31,054	22.0
Air Transport Services Group, Inc.	1,091	22,158	15.7
Albany International Corp., Class A	896	81,724	57.8
Amicus Therapeutics, Inc.	6,455	74,491	52.7
Apogee Enterprises, Inc.	332	14,130	10.0
Arbor Realty Trust, Inc.	1,712	19,637	13.9
ASGN, Inc.	3,063	219,280	155.1
Bank of Hawaii Corp.	666	32,254	22.8
BJ’s Restaurants, Inc.	734	23,884	16.9
BOK Financial Corp.	790	66,257	46.9
Buckle, Inc.	626	20,990	14.8
California Resources Corp.	685	27,743	19.6
Carpenter Technology Corp.	414	21,834	15.4
Catalyst Pharmaceuticals, Inc.	1,523	24,246	17.1
CNO Financial Group, Inc.	1,069	23,988	17.0
CommScope Holding Co., Inc.	2,796	13,784	9.7

S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

United States (continued)
Core & Main, Inc., Class A	688	$17,929	12.7%
Cracker Barrel Old Country Store, Inc.	709	75,267	53.2
CSG Systems International, Inc.	351	18,491	13.1
CSW Industrials, Inc.	133	17,911	12.7
Dave & Buster’s Entertainment, Inc.	510	18,085	12.8
Duckhorn Portfolio, Inc.	854	12,895	9.1
Ducommun, Inc.	333	16,650	11.8
Dycom Industries, Inc.	463	42,883	30.3
EchoStar Corp.	1,750	29,873	21.1
Energy Recovery, Inc.	1,256	28,298	20.0
Enova International, Inc.	1,439	63,201	44.7
Essent Group Ltd.	975	41,408	29.3
Everi Holdings, Inc.	970	14,744	10.4
Extreme Networks, Inc.	812	14,437	10.2
Fiverr International Ltd.	443	16,178	11.4
Gibraltar Industries, Inc.	569	28,473	20.1
Gorman-Rupp Co.	640	15,712	11.1
Gray Television, Inc.	2,553	19,684	13.9
Group 1 Automotive, Inc.	85	19,081	13.5
Guardant Health, Inc.	3,251	73,343	51.9
Hancock Whitney Corp.	403	14,718	10.4
Hub Group, Inc., Class A	246	18,548	13.1
IDT Corp.	563	18,697	13.2
Independent Bank Group, Inc.	802	29,177	20.6
JetBlue Airways Corp.	2,160	15,422	10.9
John Bean Technologies Corp.	575	62,508	44.2
Kadant, Inc.	113	20,999	14.9
Kennametal, Inc.	541	14,044	9.9
Kohl’s Corp.	592	13,042	9.2
LendingTree, Inc.	561	13,369	9.5
LSB Industries, Inc.	1,805	16,119	11.4
MaxLinear, Inc.	2,302	55,547	39.3
Medifast, Inc.	140	12,831	9.1
Morningstar, Inc.	157	27,995	19.8
MSA Safety, Inc.	315	40,871	28.9
Nabors Industries Ltd.	274	27,329	19.3
National Beverage Corp.	667	33,150	23.4
NextEra Energy Partners LP	946	54,404	38.5
Oceaneering International, Inc.	891	15,797	11.2
Oxford Industries, Inc.	132	13,621	9.6
Red Rock Resorts, Inc.	4,230	206,424	146.0
Rush Enterprises, Inc., Class A	502	26,661	18.9
Ruth’s Hospitality Group, Inc.	4,128	66,709	47.2
Sanmina Corp.	280	14,633	10.4
Simpson Manufacturing Co., Inc.	103	12,955	9.2
Six Flags Entertainment Corp.	995	24,149	17.1
SpartanNash Co.	537	13,167	9.3
Sprinklr, Inc.	2,881	34,457	24.4
Steven Madden Ltd.	980	34,339	24.3
TechTarget, Inc.	372	12,682	9.0
Trinity Industries, Inc.	952	22,800	16.1
TripAdvisor, Inc.	4,602	81,594	57.7
United States Cellular Corp.	1,918	40,738	28.8
US Silica Holdings, Inc.	1,029	13,428	9.5

Security	Shares	Value	% of Basket Value

United States (continued)
USANA Health Sciences, Inc.	204	$13,540	9.6%
Veradigm, Inc.	5,313	66,359	46.9

		2,504,820

Preferred Stocks

Germany
Kloeckner & Co. SE	2,343	26,033	18.4

Total Reference Entity — Long		5,268,765

Reference Entity — Short

Common Stocks

Australia
AUB Group Ltd.	(1,594)	(29,244)	(20.7)
Corporate Travel Management Ltd.	(3,771)	(52,756)	(37.3)
Ingenia Communities Group	(18,113)	(51,623)	(36.5)
IPH Ltd.	(2,437)	(13,208)	(9.3)
IRESS Ltd.	(4,343)	(29,896)	(21.2)
Neuren Pharmaceuticals Ltd.	(3,307)	(31,073)	(22.0)
Nine Entertainment Co. Holdings Ltd.	(19,212)	(26,550)	(18.8)
Tietto Minerals Ltd.	(40,515)	(16,038)	(11.3)
United Malt Grp Ltd.	(5,445)	(15,983)	(11.3)
Webjet Ltd.	(2,583)	(12,736)	(9.0)

		(279,107)

Bahamas
OneSpaWorld Holdings Ltd.	(1,159)	(13,908)	(9.8)

Belgium
Bekaert SA	(537)	(25,036)	(17.7)

Canada
Aurinia Pharmaceuticals, Inc.	(1,409)	(15,851)	(11.2)
Canadian Western Bank	(711)	(12,664)	(9.0)
Choice Properties Real Estate Investment Trust	(1,214)	(13,026)	(9.2)
EQB, Inc.	(381)	(16,785)	(11.9)
Maple Leaf Foods, Inc.	(631)	(12,840)	(9.1)
North West Co., Inc.	(478)	(13,923)	(9.8)
Spartan Delta Corp.	(1,991)	(22,436)	(15.9)
Triple Flag Precious Metals Corp.	(759)	(12,189)	(8.6)
Westshore Terminals Investment Corp.	(1,066)	(21,581)	(15.3)
Winpak Ltd.	(511)	(16,934)	(12.0)
Xenon Pharmaceuticals, Inc.	(321)	(12,930)	(9.1)

		(171,159)

Costa Rica
Establishment Labs Holdings, Inc.	(187)	(13,032)	(9.2)

Denmark
Alm Brand A/S	(13,773)	(25,518)	(18.1)
Ringkjoebing Landbobank A/S	(230)	(32,399)	(22.9)

		(57,917)

Egypt
Energean PLC	(4,341)	(66,993)	(47.4)

68	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

Finland
Konecranes OYJ	(727)	$(28,516)	(20.2)%
Tokmanni Group Corp.	(1,231)	(16,887)	(11.9)

		(45,403)

Germany
Auto1 Group SE	(2,884)	(22,790)	(16.1)
CANCOM SE	(403)	(14,531)	(10.3)
Dermapharm Holding SE	(383)	(19,237)	(13.6)

		(56,558)

Japan
Aichi Financial Group, Inc.	(900)	(14,399)	(10.2)
Change Holdings, Inc.	(1,100)	(19,000)	(13.4)
Colowide Co. Ltd.	(1,300)	(20,295)	(14.3)
Comforia Residential REIT, Inc.	(17)	(43,262)	(30.6)
Cybozu, Inc.	(800)	(16,239)	(11.5)
Fuji Soft, Inc.	(800)	(48,612)	(34.4)
Fujio Food Group, Inc.	(2,000)	(21,079)	(14.9)
Hokuhoku Financial Group, Inc.	(3,100)	(22,723)	(16.1)
Joshin Denki Co. Ltd.	(900)	(13,652)	(9.6)
Ki-Star Real Estate Co. Ltd.	(1,600)	(48,713)	(34.4)
Komeri Co. Ltd.	(700)	(16,565)	(11.7)
M&A Research Institute Holdings, Inc.	(2,000)	(150,998)	(106.8)
Musashi Seimitsu Industry Co. Ltd.	(3,000)	(41,138)	(29.1)
Musashino Bank Ltd.	(800)	(13,211)	(9.3)
NS United Kaiun Kaisha Ltd.	(500)	(14,963)	(10.6)
Rorze Corp.	(500)	(37,714)	(26.7)
Sanyo Denki Co. Ltd.	(300)	(15,243)	(10.8)
SB Technology Corp.	(1,000)	(17,366)	(12.3)
SBS Holdings, Inc.	(1,400)	(34,734)	(24.6)
Seiko Group Corp.	(700)	(15,622)	(11.0)
Shiga Bank Ltd.	(700)	(14,866)	(10.5)
Shin Nippon Biomedical Laboratories Ltd.	(5,500)	(102,338)	(72.4)
Sumitomo Densetsu Co. Ltd.	(1,600)	(33,597)	(23.8)
Tokyo Electron Device Ltd.	(300)	(17,545)	(12.4)
Wacoal Holdings Corp.	(2,000)	(39,192)	(27.7)
Yodogawa Steel Works Ltd.	(1,100)	(23,446)	(16.6)
Yoshinoya Holdings Co. Ltd.	(800)	(15,076)	(10.7)

		(871,588)

Netherlands
Fugro NV	(948)	(13,462)	(9.5)

Norway
Aker Carbon Capture ASA	(12,073)	(12,393)	(8.8)
FREYR Battery SA	(3,885)	(27,467)	(19.4)

		(39,860)

Singapore
AEM Holdings Ltd.	(46,300)	(117,889)	(83.4)

Spain
Ence Energia y Celulosa SA	(10,320)	(40,486)	(28.7)
Faes Farma SA	(8,055)	(28,437)	(20.1)

		(68,923)

Sweden
Cint Group AB	(9,741)	(15,209)	(10.8)
Dometic Group AB	(5,888)	(42,001)	(29.7)
Peab AB	(5,192)	(27,272)	(19.3)
Wallenstam AB, B Shares	(3,747)	(14,761)	(10.4)

		(99,243)

Security	Shares	Value	% of Basket Value

Switzerland
ALSO Holding AG, Registered Shares	(77)	$(16,551)	(11.7)%
Bystronic AG	(25)	(18,097)	(12.8)
Forbo Holding AG, Registered Shares	(10)	(14,761)	(10.4)
OC Oerlikon Corp. AG, Registered Shares	(4,023)	(22,588)	(16.0)

		(71,997)

United Kingdom
Ascential PLC	(9,577)	(30,460)	(21.5)
Domino’s Pizza Group PLC	(12,754)	(46,812)	(33.1)
Great Portland Estates PLC	(2,002)	(13,316)	(9.4)
Redrow PLC	(2,213)	(14,311)	(10.1)
Spirent Communications PLC	(9,733)	(21,952)	(15.5)
THG PLC	(31,032)	(38,857)	(27.5)
Yellow Cake PLC	(8,085)	(37,958)	(26.9)

		(203,666)

United States
Acadia Realty Trust	(1,491)	(20,143)	(14.2)
Adtalem Global Education, Inc.	(545)	(22,111)	(15.6)
AeroVironment, Inc.	(219)	(22,051)	(15.6)
Ameresco, Inc., Class A	(423)	(17,597)	(12.4)
Anterix, Inc.	(533)	(16,832)	(11.9)
Apollo Commercial Real Estate Finance, Inc.	(2,095)	(21,201)	(15.0)
Arcosa, Inc.	(336)	(22,693)	(16.1)
Atlantic Union Bankshares Corp.	(434)	(12,421)	(8.8)
Big Lots, Inc.	(1,371)	(12,325)	(8.7)
Bionano Genomics, Inc.	(19,880)	(13,675)	(9.7)
Calavo Growers, Inc.	(439)	(14,030)	(9.9)
Camping World Holdings, Inc., Class A	(2,734)	(61,214)	(43.3)
Cass Information Systems, Inc.	(299)	(10,937)	(7.7)
Children’s Place, Inc.	(764)	(22,645)	(16.0)
Claros Mortgage Trust, Inc.	(3,619)	(43,283)	(30.6)
Clearfield, Inc.	(399)	(17,428)	(12.3)
ContextLogic, Inc.	(23,917)	(172,442)	(122.0)
Delek US Holdings, Inc.	(961)	(20,902)	(14.8)
DICE Therapeutics, Inc.	(388)	(12,610)	(8.9)
Dynex Capital, Inc.	(6,473)	(76,770)	(54.3)
Easterly Government Properties, Inc.	(6,877)	(96,759)	(68.4)
Ebix, Inc.	(2,177)	(35,398)	(25.0)
Enterprise Financial Services Corp.	(540)	(23,090)	(16.3)
Farmland Partners, Inc.	(1,758)	(18,354)	(13.0)
Federal Signal Corp.	(610)	(31,342)	(22.2)
Figs, Inc., Class A	(2,804)	(20,189)	(14.3)
First Bancorp/Southern Pines NC	(470)	(14,467)	(10.2)
FirstCash Holdings, Inc.	(839)	(86,442)	(61.1)
Forward Air Corp.	(187)	(19,730)	(14.0)
Four Corners Property Trust, Inc.	(566)	(14,439)	(10.2)
Freshpet, Inc.	(1,111)	(76,626)	(54.2)
FuelCell Energy, Inc.	(31,658)	(59,517)	(42.1)
Home BancShares, Inc.	(602)	(13,106)	(9.3)
ICF International, Inc.	(330)	(37,620)	(26.6)
InvenTrust Properties Corp.	(590)	(13,305)	(9.4)
IonQ, Inc.	(3,174)	(17,489)	(12.4)
Lemonade, Inc.	(4,957)	(53,734)	(38.0)
Leonardo DRS, Inc.	(1,287)	(19,369)	(13.7)
LTC Properties, Inc.	(377)	(12,611)	(8.9)
Luminar Technologies, Inc.	(4,256)	(25,621)	(18.1)
nCino, Inc.	(3,185)	(78,765)	(55.7)
NewMarket Corp.	(43)	(17,183)	(12.2)
NexTier Oilfield Solutions, Inc.	(11,794)	(95,296)	(67.4)
Northern Oil and Gas, Inc.	(1,932)	(64,084)	(45.3)
Office Properties Income Trust	(2,247)	(14,650)	(10.4)

S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

United States (continued)
O-I Glass, Inc.	(545)	$(12,246)	(8.7)%
Otter Tail Corp.	(210)	(15,110)	(10.7)
PennyMac Mortgage Investment Trust	(4,945)	(61,466)	(43.5)
Perimeter Solutions SA	(2,263)	(16,927)	(12.0)
Physicians Realty Trust	(1,941)	(27,989)	(19.8)
Piedmont Lithium, Inc.	(256)	(14,720)	(10.4)
PolyPeptide Group AG	(662)	(16,653)	(11.8)
PotlatchDeltic Corp.	(307)	(14,193)	(10.0)
ProFrac Holding Corp.	(9,931)	(111,227)	(78.7)
Reliance Worldwide Corp. Ltd.	(20,237)	(55,198)	(39.0)
Renasant Corp.	(1,112)	(31,269)	(22.1)
Rocket Lab USA, Inc.	(4,370)	(17,130)	(12.1)
S&T Bancorp, Inc.	(1,490)	(41,020)	(29.0)
Select Energy Services, Inc.	(2,211)	(16,428)	(11.6)
SiTime Corp.	(116)	(12,583)	(8.9)
Sotera Health Co.	(1,172)	(19,654)	(13.9)
Spectrum Brands Holdings, Inc.	(817)	(54,331)	(38.4)
Spire, Inc.	(1,464)	(99,157)	(70.1)
Sprouts Farmers Market, Inc.	(1,114)	(38,611)	(27.3)
Stem, Inc.	(27,687)	(117,116)	(82.8)
Stock Yards Bancorp, Inc.	(502)	(24,397)	(17.3)
Strategic Education, Inc.	(139)	(12,232)	(8.7)
Stride, Inc.	(1,455)	(62,507)	(44.2)
Tidewater, Inc.	(277)	(12,473)	(8.8)
Tootsie Roll Industries, Inc.	(519)	(21,217)	(15.0)
TPI Composites, Inc.	(3,724)	(46,029)	(32.6)
UFP Technologies, Inc.	(248)	(34,184)	(24.2)
United Bankshares, Inc.	(1,184)	(39,226)	(27.7)
Universal Corp.	(301)	(16,522)	(11.7)
Veris Residential, Inc.	(890)	(14,552)	(10.3)
Vertex Energy, Inc.	(1,633)	(12,901)	(9.1)
Viking Therapeutics, Inc.	(3,289)	(70,089)	(49.6)
Vishay Intertechnology, Inc.	(954)	(20,311)	(14.4)
Vital Energy, Inc.	(436)	(20,287)	(14.4)
Washington Federal, Inc.	(3,207)	(89,924)	(63.6)
Xenia Hotels & Resorts, Inc.	(2,311)	(29,257)	(20.7)

		(2,911,632)

Total Reference Entity — Short		(5,127,373)

Net Value of Reference Entity — BNP Paribas SA		$141,392

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Goldman Sachs Bank USA as of period end, termination dates 06/12/23-08/19/26:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Australia
Abacus Property Group	58,673	$105,282	(9.1)%
Accent Group Ltd.	62,024	106,361	(9.2)
Arena REIT	61,457	154,844	(13.3)
Austal Ltd.	6,377	7,094	(0.6)
Australian Ethical Investment Ltd.	42,877	93,711	(8.1)
Centuria Capital Group	35,176	40,831	(3.5)
Charter Hall Long Wale REIT	111,413	326,776	(28.2)

Security	Shares	Value	% of Basket Value

Australia (continued)
Charter Hall Retail REIT	300,719	$783,473	(67.6)%
Charter Hall Social Infrastructure REIT	67,042	136,686	(11.8)
Clinuvel Pharmaceuticals Ltd.	8,690	118,515	(10.2)
Codan Ltd.	2,460	12,088	(1.0)
Credit Corp. Group Ltd.	26,101	318,298	(27.5)
Eagers Automotive Ltd.	17,097	163,617	(14.1)
Elders Ltd.	46,217	252,183	(21.7)
GrainCorp Ltd.	44,208	202,866	(17.5)
Growthpoint Properties Australia Ltd.	95,779	210,303	(18.1)
GWA Group Ltd.	86,996	102,997	(8.9)
Imdex Ltd.	143,562	201,238	(17.4)
Johns Lyng Group Ltd.	56,315	257,255	(22.2)
Jumbo Interactive Ltd.	32,341	285,247	(24.6)
Karoon Energy Ltd.	69,902	101,342	(8.7)
Lifestyle Communities Ltd.	3,762	43,160	(3.7)
Lovisa Holdings Ltd.	20,560	369,462	(31.9)
McMillan Shakespeare Ltd.	4,867	50,380	(4.3)
Monadelphous Group Ltd.	29,282	244,629	(21.1)
Nanosonics Ltd.	137,323	529,495	(45.7)
National Storage REIT	269,732	455,276	(39.3)
Netwealth Group Ltd.	30,073	276,759	(23.9)
Nick Scali Ltd.	34,772	228,055	(19.7)
Objective Corp. Ltd.	4,574	39,667	(3.4)
oOh!media Ltd.	272,793	302,602	(26.1)
Perenti Ltd.	392,578	305,078	(26.3)
Perseus Mining Ltd.	365,568	547,367	(47.2)
Pinnacle Investment Management Group Ltd.	36,812	205,313	(17.7)
PolyNovo Ltd.	18,039	19,871	(1.7)
Premier Investments Ltd.	17,894	315,042	(27.2)
PWR Holdings Ltd.	12,513	84,713	(7.3)
Ramelius Resources Ltd.	235,528	208,591	(18.0)
Regis Resources Ltd., Registered Shares	241,770	346,689	(29.9)
Rural Funds Group	8,496	11,220	(1.0)
Silver Lake Resources Ltd.	112,781	96,340	(8.3)
SolGold PLC	209,423	49,359	(4.3)
Technology One Ltd.	61,950	632,556	(54.6)
Ventia Services Group Pty Ltd.	167,956	296,401	(25.6)
Viva Energy Group Ltd.	104,093	218,090	(18.8)
Waypoint REIT Ltd.	312,400	549,658	(47.4)

		10,406,780

Austria
Immofinanz AG	15,909	257,904	(22.2)
Kontron AG	15,557	298,625	(25.8)
Palfinger AG	1,833	59,777	(5.2)
Porr AG	6,646	100,691	(8.7)
Schoeller-Bleckmann Oilfield Equipment AG	1,104	68,753	(5.9)
UNIQA Insurance Group AG	16,496	146,979	(12.7)
Vienna Insurance Group AG Wiener Versicherung Gruppe	12,200	356,115	(30.7)

		1,288,844

Belgium
Barco NV	24,160	699,742	(60.4)
Econocom Group SA/NV	4,224	14,383	(1.2)
Etablissements Franz Colruyt NV	5,093	140,325	(12.1)
Euronav NV	11,952	203,019	(17.5)
Exmar NV	23,167	300,891	(26.0)
Fagron	19,193	353,800	(30.5)
Ion Beam Applications	2,651	48,180	(4.2)
Melexis NV	10,572	998,560	(86.1)

70	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

Belgium (continued)
Montea NV	1,865	$162,108	(14.0)%
Shurgard Self Storage Ltd.	6,812	349,353	(30.1)
X-Fab Silicon Foundries SE	1,254	10,588	(0.9)

		3,280,949

Canada
Advantage Energy Ltd.	4,251	24,192	(2.1)
Aecon Group, Inc.	40,981	388,028	(33.5)
Altius Minerals Corp.	22,013	349,388	(30.1)
Artis Real Estate Investment Trust	20,057	105,500	(9.1)
Boardwalk Real Estate Investment Trust	7,523	325,843	(28.1)
Boyd Group Services, Inc.	248	41,108	(3.5)
Canaccord Genuity Group, Inc.	31,892	257,402	(22.2)
Canada Goose Holdings, Inc.	24,198	479,508	(41.4)
Cardinal Energy Ltd.	7,986	43,549	(3.8)
Cargojet, Inc.	1,616	123,063	(10.6)
Celestica, Inc.	9,235	101,529	(8.8)
Centerra Gold, Inc.	10,542	72,154	(6.2)
Cogeco Communications, Inc.	5,766	282,637	(24.4)
Crew Energy, Inc.	10,055	34,555	(3.0)
Crombie Real Estate Investment Trust	8,186	94,268	(8.1)
CT Real Estate Investment Trust	952	11,439	(1.0)
Dream Unlimited Corp.	5,138	86,713	(7.5)
Dundee Precious Metals, Inc.	50,686	376,311	(32.5)
ECN Capital Corp.	31,387	74,026	(6.4)
Evertz Technologies Ltd.	6,500	57,529	(5.0)
Fortuna Silver Mines, Inc.	92,149	349,579	(30.2)
H&R Real Estate Investment Trust	17,536	153,951	(13.3)
Hudbay Minerals, Inc.	117,465	595,697	(51.4)
IAMGOLD Corp.	19,394	56,217	(4.8)
Innergex Renewable Energy, Inc.	69,267	719,443	(62.1)
Interfor Corp.	7,767	123,469	(10.6)
Kelt Exploration Ltd.	28,300	104,627	(9.0)
Knight Therapeutics, Inc.	1,933	6,500	(0.6)
Laurentian Bank of Canada	4,584	110,038	(9.5)
Lundin Gold, Inc.	16,428	210,692	(18.2)
Major Drilling Group International, Inc.	2,260	17,641	(1.5)
Morguard Corp.	1,515	116,855	(10.1)
Mullen Group Ltd.	11,815	132,403	(11.4)
New Gold, Inc.	104,153	135,332	(11.7)
NFI Group, Inc.	5,984	35,331	(3.0)
Novagold Resources, Inc.	8,192	44,933	(3.9)
Pason Systems, Inc.	28,881	254,510	(22.0)
PrairieSky Royalty Ltd.	66,288	1,058,414	(91.3)
Precision Drilling Corp.	7,808	393,448	(33.9)
Richelieu Hardware Ltd.	14,913	453,238	(39.1)
Rogers Sugar, Inc.	6,717	31,439	(2.7)
Russel Metals, Inc.	19,093	491,575	(42.4)
Sandstorm Gold Ltd.	57,333	333,515	(28.8)
Savaria Corp.	22,204	275,372	(23.7)
Secure Energy Services, Inc.	22,203	104,714	(9.0)
Silvercorp Metals, Inc.	91,526	339,179	(29.3)
Slate Grocery REIT	34,293	339,348	(29.3)
Sleep Country Canada Holdings, Inc.	15,040	264,005	(22.8)
SmartCentres Real Estate Investment Trust	2,253	44,054	(3.8)
SunOpta, Inc.	20,361	174,295	(15.0)
Superior Plus Corp.	10,720	80,490	(6.9)
Taseko Mines Ltd.	161,944	269,742	(23.3)
Topaz Energy Corp.	23,767	344,388	(29.7)

Security	Shares	Value	% of Basket Value

Canada (continued)
Torex Gold Resources, Inc.	17,768	$294,893	(25.4)%
TransAlta Renewables, Inc.	38,318	361,909	(31.2)
Trican Well Service Ltd.	4,124	9,762	(0.8)

		12,159,740

China
Health & Happiness H&H International Holdings Ltd.	172,500	295,397	(25.5)
indie Semiconductor, Inc.	2,400	18,168	(1.6)

		313,565

Denmark
Dfds A/S	1,856	74,167	(6.4)
NKT A/S	5,938	309,747	(26.7)
Scandinavian Tobacco Group A/S	21,870	423,904	(36.6)
Schouw & Co. A/S	617	52,130	(4.5)
SimCorp A/S	1,693	182,516	(15.7)
Sydbank AS	11,858	525,019	(45.3)

		1,567,483

Egypt
Centamin PLC	620,689	793,179	(68.4)

Faeroe Islands
Bakkafrost P/F	1,101	81,498	(7.0)

Finland
Cargotec OYJ, B Shares	1,749	95,929	(8.3)
Citycon OYJ	87,426	655,571	(56.5)
Finnair OYJ	51,326	29,822	(2.6)
Kemira OYJ	28,369	493,409	(42.6)
Nokian Renkaat OYJ	60,391	583,655	(50.3)
Revenio Group OYJ	2,667	99,334	(8.6)
YIT OYJ	15,605	40,047	(3.4)

		1,997,767

France
Atos SE	40,497	557,427	(48.1)
Believe SA	4,833	57,127	(4.9)
Cie des Alpes	4,845	76,270	(6.6)
Cie Plastic Omnium SA	9,341	164,002	(14.2)
Esker SA	1,013	153,109	(13.2)
Etablissements Maurel et Prom SA	16,295	61,655	(5.3)
Eutelsat Communications SA	49,883	329,484	(28.4)
Guerbet	1	18	(0.0)
Interparfums SA	4,952	390,302	(33.7)
IPSOS	2,859	153,617	(13.3)
Kaufman & Broad SA	2,786	89,905	(7.8)
Korian SA	13,074	112,576	(9.7)
Manitou BF SA	3,609	88,436	(7.6)
Mercialys SA	27,814	277,455	(23.9)
Mersen SA	4,577	183,039	(15.8)
Nexity SA	9,068	235,956	(20.4)
Rubis SCA	1,591	46,647	(4.0)
SES-imagotag SA	1,227	195,034	(16.8)
SMCP SA	41,322	362,775	(31.3)
Television Francaise 1	55,903	446,304	(38.5)
Verallia SA	7,985	321,425	(27.7)
Vicat SA	14,286	413,125	(35.6)
Vilmorin & Cie SA	522	24,476	(2.1)

		4,740,164

S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

Germany
1&1 AG	10,250	$118,645	(10.2)%
Adesso SE	837	124,426	(10.7)
Atoss Software AG	3,238	644,607	(55.6)
AURELIUS Equity Opportunities SE & Co. KGaA	3,149	57,828	(5.0)
Bank of Georgia Group PLC	19,555	717,392	(61.9)
CropEnergies AG	858	9,856	(0.9)
Datagroup SE	720	52,489	(4.5)
Deutsche Pfandbriefbank AG	46,296	423,722	(36.6)
Deutz AG	57,913	381,895	(33.0)
Duerr AG	16,137	555,363	(47.9)
Eckert & Ziegler Strahlen- und Medizintechnik AG	4,526	232,340	(20.0)
Elmos Semiconductor SE	1,722	128,816	(11.1)
ElringKlinger AG	13,242	147,722	(12.8)
flatexDEGIRO AG	23,225	248,421	(21.4)
GFT Technologies SE	3,346	131,061	(11.3)
Grand City Properties SA	29,044	240,625	(20.8)
Heidelberger Druckmaschinen AG	89,668	184,543	(15.9)
Hornbach Holding AG & Co. KGaA	445	37,513	(3.2)
Krones AG	2,531	330,283	(28.5)
Nagarro SE	1,056	112,707	(9.7)
Orion Engineered Carbons SA	729	17,649	(1.5)
Pfeiffer Vacuum Technology AG	755	125,173	(10.8)
Siltronic AG	626	44,728	(3.9)
Stabilus SE	539	34,925	(3.0)
Steico SE	904	44,621	(3.9)
TAG Immobilien AG	55,429	470,841	(40.6)
TBC Bank Group PLC	16,353	477,161	(41.2)
TUI AG	15,339	97,337	(8.4)
Vitesco Technologies Group AG	6,764	459,322	(39.6)
Wacker Neuson SE	496	12,003	(1.0)

		6,664,014

Guatemala
Millicom International Cellular SA, SDR	9,020	160,072	(13.8)

Hong Kong
Cowell e Holdings, Inc.	6,000	11,605	(1.0)
Melco Resorts & Entertainment Ltd., ADR	39,584	539,926	(46.6)
Nissin Foods Co. Ltd.	21,000	18,760	(1.6)
PAX Global Technology Ltd.	51,000	42,010	(3.6)
Sa Sa International Holdings Ltd.	640,000	150,471	(13.0)
SmarTone Telecommunications Holdings Ltd.	16,000	9,738	(0.9)
United Laboratories International Holdings Ltd.	72,000	58,297	(5.0)

		830,807

Indonesia
Bumitama Agri Ltd.	157,900	68,272	(5.9)
First Resources Ltd.	144,200	166,289	(14.3)
Golden Agri-Resources Ltd.	202,100	41,807	(3.6)

		276,368

Iraq
Gulf Keystone Petroleum Ltd.	14,471	24,244	(2.1)

Ireland
Cimpress PLC	5,911	307,077	(26.5)
Dalata Hotel Group PLC	47,883	238,855	(20.6)

		545,932

Israel
Cellcom Israel Ltd.	9,245	32,970	(2.8)

Security	Shares	Value	% of Basket Value

Israel (continued)
Kornit Digital Ltd.	19,213	$350,829	(30.3)%
Plus500 Ltd.	20,133	414,865	(35.8)
Taboola.com Ltd.	14,151	32,689	(2.8)

		831,353

Italy
Banca Popolare di Sondrio SPA	73,717	332,258	(28.7)
Biesse SpA	7,104	107,660	(9.3)
Brembo SpA	1,364	19,879	(1.7)
Brunello Cucinelli SpA	15,580	1,479,392	(127.6)
CIR SpA-Compagnie Industriali	40,806	17,072	(1.5)
Credito Emiliano SpA	1,271	9,679	(0.8)
Danieli & C Officine Meccaniche SpA	6,173	159,278	(13.7)
Datalogic SpA	5,819	47,931	(4.1)
ERG SpA	28,422	851,235	(73.4)
Iren SpA	176,630	378,782	(32.7)
Maire Tecnimont SpA	78,653	334,787	(28.9)
MFE-MediaForEurope NV	137,520	100,444	(8.7)
OVS SpA	96,576	288,187	(24.9)
Pharmanutra SpA	536	29,494	(2.5)
Piaggio & C SpA	24,123	98,396	(8.5)
RAI Way SpA	13,510	85,851	(7.4)
Sanlorenzo SpA/Ameglia	2,976	132,469	(11.4)
Sesa SpA	7,113	864,579	(74.6)
Tinexta Spa	6,007	121,419	(10.5)
Tod’s SpA	3,801	159,352	(13.7)
Unipol Gruppo SpA	67,443	376,169	(32.5)
Webuild SpA	207,073	441,630	(38.1)
Wiit SpA	2,657	57,356	(4.9)

		6,493,299

Japan
77 Bank Ltd.	18,300	301,416	(26.0)
Adastria Co. Ltd.	31,400	600,301	(51.8)
Aeon Delight Co. Ltd.	22,800	512,040	(44.2)
Aichi Corp.	19,800	124,251	(10.7)
Aida Engineering Ltd.	1,800	11,489	(1.0)
Alpen Co. Ltd.	11,400	176,590	(15.2)
Anicom Holdings, Inc.	66,200	261,226	(22.5)
AOKI Holdings, Inc.	72,600	512,082	(44.2)
Arata Corp.	2,700	88,895	(7.7)
Autobacs Seven Co. Ltd.	5,100	58,746	(5.1)
Avex, Inc.	17,600	204,229	(17.6)
Bell System24 Holdings, Inc.	27,100	282,290	(24.3)
Belluna Co. Ltd.	41,100	228,388	(19.7)
Bunka Shutter Co. Ltd.	70,500	608,408	(52.5)
Central Glass Co. Ltd.	34,600	757,110	(65.3)
Chugoku Marine Paints Ltd.	8,000	70,789	(6.1)
Citizen Watch Co. Ltd.	59,100	331,508	(28.6)
CKD Corp.	14,300	220,753	(19.0)
Comture Corp.	9,600	143,542	(12.4)
Create SD Holdings Co. Ltd.	16,000	393,444	(33.9)
Curves Holdings Co. Ltd.	12,600	74,479	(6.4)
Daihen Corp.	6,000	200,176	(17.3)
Daiken Corp.	19,200	334,339	(28.8)
Daiseki Co. Ltd.	9,300	269,473	(23.2)
Digital Arts, Inc.	22,300	841,826	(72.6)
Digital Garage, Inc.	13,900	496,675	(42.8)
dip Corp.	16,900	423,078	(36.5)
Doshisha Co. Ltd.	25,900	413,001	(35.6)

72	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

Japan (continued)
Doutor Nichires Holdings Co. Ltd.	34,400	$549,630	(47.4)%
DTS Corp.	2,000	48,163	(4.2)
DyDo Group Holdings, Inc.	4,400	166,615	(14.4)
eGuarantee, Inc.	13,600	214,256	(18.5)
Eiken Chemical Co. Ltd.	38,200	450,185	(38.8)
Eizo Corp.	900	29,884	(2.6)
Elan Corp.	18,400	139,632	(12.0)
Elecom Co. Ltd.	79,600	765,448	(66.0)
en Japan, Inc.	23,000	418,303	(36.1)
euglena Co. Ltd.	28,600	189,956	(16.4)
FCC Co. Ltd.	68,100	888,611	(76.7)
Financial Partners Group Co. Ltd.	46,400	383,242	(33.1)
Fuji Co. Ltd.	5,000	66,161	(5.7)
Fuji Corp.	6,500	110,450	(9.5)
Fujimi, Inc.	6,900	362,245	(31.2)
Fujimori Kogyo Co. Ltd.	3,800	89,474	(7.7)
Fukuoka REIT Corp.	386	469,826	(40.5)
Fullcast Holdings Co., Ltd.	4,200	77,271	(6.7)
Funai Soken Holdings, Inc.	32,400	629,574	(54.3)
Future Corp.	15,800	205,022	(17.7)
Geo Holdings Corp.	17,100	209,668	(18.1)
Giken Ltd.	23,600	375,970	(32.4)
GNI Group Ltd.	14,900	113,913	(9.8)
Goldcrest Co. Ltd.	32,700	443,969	(38.3)
Gree, Inc.	38,200	200,540	(17.3)
G-Tekt Corp.	33,500	371,747	(32.1)
Gunma Bank Ltd.	75,500	261,898	(22.6)
H2O Retailing Corp.	44,600	535,181	(46.2)
Halows Co. Ltd.	5,100	122,549	(10.6)
Hamakyorex Co. Ltd.	800	20,735	(1.8)
Hankyu Hanshin REIT, Inc.	57	61,896	(5.3)
Hanwa Co. Ltd.	8,300	260,427	(22.5)
Heiwa Real Estate Co. Ltd.	13,400	388,601	(33.5)
Hiday Hidaka Corp.	12,800	218,218	(18.8)
Hioki EE Corp.	900	60,739	(5.2)
Hitachi Zosen Corp.	11,800	74,186	(6.4)
Hogy Medical Co. Ltd.	6,800	172,519	(14.9)
Hokkoku Financial Holdings, Inc.	2,100	74,337	(6.4)
Hosiden Corp.	8,100	105,052	(9.1)
Ichigo, Inc.	282,000	547,396	(47.2)
IDOM, Inc.	19,100	119,650	(10.3)
Inaba Denki Sangyo Co. Ltd.	4,700	106,356	(9.2)
Infocom Corp.	9,500	160,083	(13.8)
Infomart Corp.	198,200	431,665	(37.2)
JAC Recruitment Co. Ltd.	37,000	700,788	(60.5)
JAFCO Group Co. ltd.	38,500	497,530	(42.9)
Japan Elevator Service Holdings Co. Ltd.	11,200	168,834	(14.6)
Japan Lifeline Co. Ltd.	10,600	73,882	(6.4)
Japan Material Co. Ltd.	5,500	83,611	(7.2)
Japan Securities Finance Co. Ltd.	14,800	113,150	(9.8)
JCU Corp.	21,600	517,126	(44.6)
JINS Holdings, Inc.	24,600	537,417	(46.4)
Kaga Electronics Co. Ltd.	9,200	330,881	(28.5)
Kanematsu Corp.	22,800	300,704	(25.9)
Kato Sangyo Co. Ltd.	4,300	115,687	(10.0)
KeePer Technical Laboratory Co. Ltd.	4,000	150,627	(13.0)
Keihanshin Building Co. Ltd.	28,500	272,536	(23.5)
KFC Holdings Japan Ltd.	6,200	133,669	(11.5)
Kintetsu Department Store Co. Ltd.	2,200	40,671	(3.5)
Kissei Pharmaceutical Co. Ltd.	7,100	145,737	(12.6)
Kitz Corp.	7,300	50,574	(4.4)
KOMEDA Holdings Co. Ltd.	12,000	229,628	(19.8)

Security	Shares	Value	% of Basket Value

Japan (continued)
Konoike Transport Co. Ltd.	21,900	$261,064	(22.5)%
Koshidaka Holdings Co. Ltd.	31,700	271,845	(23.4)
Kumiai Chemical Industry Co. Ltd.	31,000	209,001	(18.0)
Kureha Corp.	6,400	403,141	(34.8)
Kyokuto Kaihatsu Kogyo Co. Ltd.	16,600	212,008	(18.3)
Kyorin Pharmaceutical Co. Ltd.	14,200	185,192	(16.0)
Kyoritsu Maintenance Co. Ltd.	19,800	809,816	(69.9)
Life Corp.	34,700	746,017	(64.4)
Link And Motivation, Inc.	53,200	193,668	(16.7)
M&A Capital Partners Co. Ltd.	2,900	83,027	(7.2)
Maeda Kosen Co. Ltd.	6,700	162,522	(14.0)
Mandom Corp.	39,100	470,879	(40.6)
Maruzen Showa Unyu Co. Ltd.	800	20,285	(1.7)
Max Co. Ltd.	2,900	46,927	(4.0)
MCJ Co. Ltd.	4,400	30,849	(2.7)
Megmilk Snow Brand Co. Ltd.	12,000	174,339	(15.0)
Meidensha Corp.	13,700	188,402	(16.2)
Meitec Corp.	51,400	880,665	(76.0)
Melco Holdings, Inc.	400	9,994	(0.9)
METAWATER Co. Ltd.	14,400	192,345	(16.6)
Mie Kotsu Group Holdings, Inc.	5,500	24,082	(2.1)
Milbon Co. Ltd.	6,500	277,673	(24.0)
Mimasu Semiconductor Industry Co. Ltd.	16,400	321,282	(27.7)
Mitsubishi Pencil Co. Ltd.	13,800	182,822	(15.8)
Mitsubishi Shokuhin Co. Ltd.	27,300	714,173	(61.6)
Mitsui DM Sugar Holdings Co. Ltd.	16,600	281,880	(24.3)
Mitsui-Soko Holdings Co. Ltd.	5,700	169,551	(14.6)
MIXI, Inc.	20,400	436,820	(37.7)
Mizuho Leasing Co. Ltd.	15,200	431,512	(37.2)
Mizuno Corp.	5,900	149,132	(12.9)
Mochida Pharmaceutical Co. Ltd.	8,400	218,759	(18.9)
Modec, Inc.	5,700	62,689	(5.4)
Monogatari Corp.	17,800	379,199	(32.7)
Morita Holdings Corp.	21,100	225,169	(19.4)
MOS Food Services, Inc.	30,400	707,863	(61.1)
Nakanishi, Inc.	41,200	791,328	(68.3)
Nichias Corp.	8,300	170,034	(14.7)
Nichicon Corp.	34,200	328,670	(28.4)
Nichiden Corp.	1,800	27,034	(2.3)
Nippn Corp.	8,100	106,660	(9.2)
Nippon Ceramic Co. Ltd.	19,500	395,376	(34.1)
Nippon Gas Co. Ltd.	36,400	518,842	(44.8)
Nippon Light Metal Holdings Co. Ltd.	49,500	525,670	(45.3)
Nippon Paper Industries Co. Ltd.	57,600	467,422	(40.3)
Nippon Parking Development Co. Ltd.	77,300	135,013	(11.6)
Nippon REIT Investment Corp.	287	682,877	(58.9)
Nippon Road Co. Ltd.	3,700	222,126	(19.2)
Nippon Seiki Co. Ltd.	19,800	127,681	(11.0)
Nippon Soda Co. Ltd.	10,000	349,553	(30.2)
Nishi-Nippon Financial Holdings, Inc.	61,600	519,952	(44.9)
Nissan Shatai Co. Ltd.	1,500	10,441	(0.9)
Nisshin Oillio Group Ltd.	8,000	202,508	(17.5)
Nisshinbo Holdings, Inc.	22,600	176,315	(15.2)
Nissin Electric Co. Ltd.	1,800	22,763	(2.0)
Nissui Corp.	134,900	597,435	(51.5)
Nittetsu Mining Co. Ltd.	8,800	241,189	(20.8)
Nitto Boseki Co. Ltd.	15,800	223,785	(19.3)
Nohmi Bosai Ltd.	3,500	45,729	(3.9)
Nomura Co. Ltd.	45,400	318,459	(27.5)
Noritsu Koki Co. Ltd.	11,900	198,222	(17.1)
NSD Co. Ltd.	18,900	352,316	(30.4)
NTN Corp.	187,600	469,460	(40.5)

S C H E D U L E O F I N V E S T M E N T S	73

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

Japan (continued)
Obara Group, Inc.	14,600	$464,662	(40.1)%
Oiles Corp.	22,700	290,684	(25.1)
Okamoto Industries, Inc.	1,500	45,269	(3.9)
Okamura Corp.	19,100	206,500	(17.8)
Oki Electric Industry Co. Ltd.	87,600	481,426	(41.5)
Okinawa Cellular Telephone Co.	10,000	226,383	(19.5)
Okinawa Electric Power Co., Inc.	55,300	456,986	(39.4)
Okumura Corp.	11,000	273,378	(23.6)
Open Up Group, Inc.	11,100	166,538	(14.4)
Optex Group Co. Ltd.	6,500	99,116	(8.5)
Osaka Organic Chemical Industry Ltd.	8,900	136,676	(11.8)
Outsourcing, Inc.	20,500	211,956	(18.3)
Pacific Metals Co. Ltd.	14,600	205,940	(17.8)
Pasona Group, Inc.	6,800	94,823	(8.2)
PHC Holdings Corp.	3,400	35,427	(3.1)
Pilot Corp.	6,500	219,411	(18.9)
Plus Alpha Consulting Co. Ltd.	13,000	282,185	(24.3)
Prestige International, Inc.	132,900	587,746	(50.7)
Raito Kogyo Co. Ltd.	29,300	437,708	(37.8)
Riso Kyoiku Co. Ltd.	52,200	115,642	(10.0)
Round One Corp.	93,500	409,439	(35.3)
Royal Holdings Co. Ltd.	11,500	247,052	(21.3)
RS Technologies Co. Ltd.	8,800	200,508	(17.3)
S Foods, Inc.	3,800	85,659	(7.4)
Saizeriya Co. Ltd.	4,400	112,040	(9.7)
Sakata Seed Corp.	25,900	767,836	(66.2)
Sangetsu Corp.	5,100	86,157	(7.4)
Sanken Electric Co. Ltd.	3,100	236,305	(20.4)
Sanyo Chemical Industries Ltd.	1,800	57,276	(4.9)
Sanyo Special Steel Co. Ltd.	2,200	39,451	(3.4)
Sato Holdings Corp.	10,600	181,732	(15.7)
Seiren Co. Ltd.	48,600	819,246	(70.7)
Septeni Holdings Co. Ltd.	39,800	111,054	(9.6)
Seria Co. Ltd.	19,600	353,230	(30.5)
Shima Seiki Manufacturing Ltd.	800	11,091	(1.0)
Shin-Etsu Polymer Co. Ltd.	34,600	345,430	(29.8)
Shoei Co. Ltd.	30,600	575,439	(49.6)
Solasto Corp.	10,300	48,649	(4.2)
S-Pool, Inc.	33,700	158,439	(13.7)
Star Asia Investment Corp.	1,260	522,806	(45.1)
Starts Corp., Inc.	10,400	199,213	(17.2)
Starts Proceed Investment Corp.	20	34,310	(3.0)
Strike Co. Ltd.	12,000	326,574	(28.2)
Sumitomo Mitsui Construction Co. Ltd.	122,100	350,743	(30.3)
Sumitomo Warehouse Co. Ltd.	13,700	230,649	(19.9)
Sun Frontier Fudousan Co. Ltd.	8,900	87,545	(7.5)
Systena Corp.	352,100	738,189	(63.7)
Tadano Ltd.	9,800	77,719	(6.7)
Taikisha Ltd.	2,400	65,899	(5.7)
Taiyo Holdings Co. Ltd.	12,200	223,474	(19.3)
Takamatsu Construction Group Co. Ltd.	3,800	62,450	(5.4)
Takara Standard Co. Ltd.	6,700	82,067	(7.1)
Takeuchi Manufacturing Co. Ltd.	1,000	27,948	(2.4)
Takuma Co. Ltd.	95,600	1,012,622	(87.4)
Tamron Co. Ltd.	5,700	140,784	(12.1)
TechMatrix Corp.	14,900	180,035	(15.5)
T-Gaia Corp.	20,000	248,714	(21.5)
TKC Corp.	2,000	54,781	(4.7)
Tocalo Co. Ltd.	23,600	224,580	(19.4)
Toho Titanium Co. Ltd.	13,200	199,836	(17.2)
TOKAI Corp.	16,300	249,426	(21.5)

Security	Shares	Value	% of Basket Value

Japan (continued)
Tokai Rika Co. Ltd.	13,100	$183,083	(15.8)%
Token Corp.	4,000	235,882	(20.3)
Tokyo Seimitsu Co. Ltd.	3,600	134,604	(11.6)
Tokyo Steel Manufacturing Co. Ltd.	36,800	375,403	(32.4)
Tokyotokeiba Co. Ltd.	18,400	588,669	(50.8)
Tokyu Construction Co. Ltd.	96,900	520,212	(44.9)
Tokyu REIT, Inc.	198	268,005	(23.1)
Topcon Corp.	13,800	199,153	(17.2)
Toridoll Holdings Corp.	34,100	737,206	(63.6)
Torii Pharmaceutical Co. Ltd.	500	12,856	(1.1)
Tosei Corp.	53,500	644,747	(55.6)
Towa Pharmaceutical Co. Ltd.	26,000	376,096	(32.4)
Toyo Ink SC Holdings Co. Ltd.	9,700	158,559	(13.7)
Toyo Tanso Co. Ltd.	3,500	103,186	(8.9)
TRE Holdings Corp.	8,800	78,434	(6.8)
Tri Chemical Laboratories, Inc.	20,700	339,540	(29.3)
Trusco Nakayama Corp.	29,200	513,717	(44.3)
Tsubakimoto Chain Co.	3,800	95,345	(8.2)
United Arrows Ltd.	44,100	651,998	(56.2)
Universal Entertainment Corp.	8,800	187,895	(16.2)
Usen-Next Holdings Co. Ltd.	4,300	97,787	(8.4)
UT Group Co. Ltd.	15,600	302,646	(26.1)
Valor Holdings Co. Ltd.	20,700	320,967	(27.7)
ValueCommerce Co. Ltd.	56,700	559,190	(48.2)
Vision, Inc.	5,600	71,221	(6.1)
VT Holdings Co. Ltd.	50,900	202,615	(17.5)
Wakita & Co. Ltd.	32,700	337,048	(29.1)
WDB Holdings Co. Ltd.	5,100	77,195	(6.7)
Yamazen Corp.	600	4,716	(0.4)
Yellow Hat Ltd.	13,700	197,189	(17.0)
Yurtec Corp.	43,200	266,015	(22.9)
Zenrin Co. Ltd.	18,300	119,922	(10.3)
Zuken, Inc.	17,700	455,600	(39.3)

		68,097,845

Jersey
JTC PLC	26,579	261,457	(22.6)

Luxembourg
SES SA	89,897	552,614	(47.7)

Malta
Kambi Group PLC	14,458	239,293	(20.6)

Netherlands
PostNL NV	128,705	230,185	(19.9)
Shop Apotheke Europe NV	3,881	384,359	(33.1)
TomTom NV	49,573	421,557	(36.4)
uniQure NV	16,371	317,761	(27.4)
Vastned Retail NV	415	9,372	(0.8)
Wereldhave NV	13,150	200,194	(17.3)

		1,563,428

New Zealand
a2 Milk Co. Ltd.	28,360	103,626	(8.9)
Chorus Ltd.	9,524	50,945	(4.4)

		154,571

Norway
Aker Solutions ASA	38,922	141,264	(12.2)
Austevoll Seafood ASA	29,169	279,289	(24.1)
Borregaard ASA, Registered Shares	7,428	126,378	(10.9)
DNO ASA	220,061	224,230	(19.3)
Elkem ASA	54,512	187,688	(16.2)

74	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

Norway (continued)
Frontline PLC	2,723	$42,987	(3.7)%
Grieg Seafood ASA	4,638	39,520	(3.4)
Odfjell Drilling Ltd.	196,903	468,021	(40.4)
Protector Forsikring ASA	12,172	179,520	(15.5)
Schibsted ASA, B Shares	3,367	55,444	(4.8)
SpareBank 1 Nord Norge	3,594	33,063	(2.9)
SpareBank 1 SMN	8,329	109,167	(9.4)
SpareBank 1 SR-Bank ASA	3,637	43,295	(3.7)
Stolt-Nielsen Ltd.	6,731	197,739	(17.1)
Storebrand ASA	25,220	197,816	(17.1)
TGS ASA	10,756	171,674	(14.8)
Veidekke ASA	1,399	16,353	(1.4)
Wallenius Wilhelmsen ASA	4,780	36,370	(3.1)

		2,549,818

Peru
Hochschild Mining PLC	171,924	152,333	(13.1)

Portugal
REN - Redes Energeticas Nacionais SGPS SA	330,506	951,966	(82.1)
Semapa-Sociedade de Investimento e Gestao	909	13,620	(1.2)
Sonae SGPS SA	109,413	123,781	(10.7)

		1,089,367

Puerto Rico
Evertec, Inc.	29,698	1,030,224	(88.9)
Liberty Latin America Ltd.	11,907	105,615	(9.1)

		1,135,839

Singapore
BW LPG Ltd.	40,672	333,342	(28.8)
Capitaland India Trust	435,800	356,964	(30.8)
Far East Hospitality Trust	145,000	67,547	(5.8)
Frasers Centrepoint Trust	63,500	105,545	(9.1)
Hour Glass Ltd.	42,100	65,826	(5.7)
IGG, Inc.	1,192,000	985,354	(85.0)
Sheng Siong Group Ltd.	243,900	324,011	(27.9)

		2,238,589

South Africa
Scatec ASA	86,798	577,987	(49.9)

South Korea
Magnachip Semiconductor Corp.	10,165	90,265	(7.8)

Spain
Almirall SA	20,487	208,100	(18.0)
Applus Services SA	2,284	19,017	(1.6)
Cia de Distribucion Integral Logista Holdings SA	28,456	766,913	(66.2)
Ebro Foods SA	8,676	159,747	(13.8)
Laboratorios Farmaceuticos Rovi SA	5,427	238,115	(20.5)
Mediaset Espana Comunicacion SA	29,392	96,904	(8.4)
Melia Hotels International SA	14,165	90,713	(7.8)
Pharma Mar SA	3,211	132,209	(11.4)
Tecnicas Reunidas SA	1,049	9,661	(0.8)
Unicaja Banco SA	219,247	220,519	(19.0)
Viscofan SA	1,816	123,398	(10.7)

		2,065,296

Sweden
AAK AB	8,999	179,667	(15.5)
AddLife AB, Class A	6,657	78,295	(6.8)
AddTech AB, B Shares	49,862	990,090	(85.4)
Alleima AB	31,589	160,815	(13.9)

Security	Shares	Value	% of Basket Value

Sweden (continued)
Ambea AB	2,817	$10,616	(0.9)%
Arjo AB, B Shares	39,847	175,199	(15.1)
Atrium Ljungberg AB, B Shares	552	10,167	(0.9)
Betsson AB	30,052	321,484	(27.7)
BioGaia AB, B Shares	41,259	406,022	(35.0)
Biotage AB	24,323	299,634	(25.9)
Boozt AB	2,556	29,282	(2.5)
Bravida Holding AB	18,398	221,847	(19.1)
Bure Equity AB	1,749	44,289	(3.8)
Camurus AB	4,112	92,757	(8.0)
Cellavision AB	238	4,023	(0.4)
Corem Property Group AB, B Shares	144,640	113,573	(9.8)
Fortnox AB	66,213	452,304	(39.0)
HMS Networks AB	6,472	298,620	(25.8)
Intrum AB	17,518	156,757	(13.5)
INVISIO AB	1,107	22,506	(1.9)
MIPS AB	4,032	215,905	(18.6)
Mycronic AB	28,997	609,630	(52.6)
Nolato AB, B Shares	27,624	151,883	(13.1)
NP3 Fastigheter AB	442	8,422	(0.7)
Nyfosa AB	39,582	268,320	(23.1)
Orron Energy ab	145,050	167,479	(14.5)
Paradox Interactive AB	2,665	64,819	(5.6)
Resurs Holding AB	8,541	16,120	(1.4)
Samhallsbyggnadsbolaget i Norden AB	55,003	82,476	(7.1)
Scandic Hotels Group AB	55,694	197,332	(17.0)
Sdiptech AB, Class B	981	22,453	(1.9)
Sectra AB, B Shares	19,993	312,470	(27.0)
Storskogen Group AB	43,645	39,419	(3.4)
Svolder AB	1,891	11,316	(1.0)
Thule Group AB	3,470	99,503	(8.6)
Troax Group AB	8,286	186,043	(16.1)
Vitrolife AB	3,398	75,829	(6.5)
Xvivo Perfusion AB	2,081	61,645	(5.3)

		6,659,011

Switzerland
Allreal Holding AG, Registered Shares	1,326	234,044	(20.2)
Aryzta AG	770,484	1,362,064	(117.5)
Basilea Pharmaceutica AG, Registered Shares	8,287	399,379	(34.5)
Bossard Holding AG, Registered Shares	59	14,388	(1.2)
Bucher Industries AG, Registered Shares	922	412,960	(35.6)
Burkhalter Holding AG	770	82,316	(7.1)
Cembra Money Bank AG	1,256	100,315	(8.7)
Comet Holding AG, Registered Shares	500	120,265	(10.4)
Gurit Holding AG	1,220	122,363	(10.6)
Huber & Suhner AG, Registered Shares	2,042	167,273	(14.4)
Implenia AG, Registered Shares	2,234	100,282	(8.6)
Inficon Holding AG, Registered Shares	317	343,461	(29.6)
Kardex Holding AG, Registered Shares	922	209,588	(18.1)
LEM Holding SA, Registered Shares	6	13,166	(1.1)
Medacta Group SA	247	33,039	(2.8)
Medartis Holding AG	550	45,864	(4.0)
Orior AG	2,267	210,630	(18.2)
Sensirion Holding AG	1,926	207,883	(17.9)
Sulzer AG, Registered Shares	2,977	248,239	(21.4)
Swissquote Group Holding SA, Registered Shares	1,748	372,291	(32.1)

S C H E D U L E O F I N V E S T M E N T S	75

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

Switzerland (continued)
Vetropack Holding AG, Registered Shares	4,143	$214,044	(18.5)%
Ypsomed Holding AG, Registered Shares	2,475	572,455	(49.4)

		5,586,309

Turkey
Eldorado Gold Corp.	19,825	221,595	(19.1)

United Kingdom
Advanced Medical Solutions Group PLC	2,398	7,277	(0.6)
AG Barr PLC	40,203	250,304	(21.6)
AJ Bell PLC	96,188	388,147	(33.5)
Alpha Group International PLC	1,555	41,793	(3.6)
Ashmore Group PLC	98,219	296,476	(25.6)
ASOS PLC	7,462	68,401	(5.9)
Babcock International Group PLC	11,719	46,303	(4.0)
Balanced Commercial Property Trust Ltd.	232,244	236,461	(20.4)
Big Yellow Group PLC	28,884	437,916	(37.8)
Bodycote PLC	38,171	326,420	(28.2)
boohoo Group PLC	555,104	338,608	(29.2)
Bytes Technology Group PLC	174,799	899,952	(77.6)
Chemring Group PLC	149,377	526,387	(45.4)
Clarkson PLC	5,385	206,646	(17.8)
Cranswick PLC	7,208	287,545	(24.8)
CVS Group PLC	43,642	1,146,837	(98.9)
Deliveroo PLC	32,082	43,497	(3.7)
DiscoverIE Group PLC	31,401	328,995	(28.4)
Dr Martens PLC	17,139	35,197	(3.0)
Dunelm Group PLC	63,585	902,103	(77.8)
Essentra PLC	116,792	299,350	(25.8)
FD Technologies PLC	3,610	84,299	(7.3)
Fevertree Drinks PLC	18,757	315,100	(27.2)
Forterra PLC	9,387	22,475	(1.9)
Frasers Group PLC	40,773	387,882	(33.5)
Gamma Communications PLC	12,415	179,417	(15.5)
Genuit Group PLC	25,779	95,969	(8.3)
Genus PLC	4,045	134,627	(11.6)
Grafton Group PLC, CDI	8,715	94,137	(8.1)
Grainger PLC	124,402	398,354	(34.4)
Hammerson PLC	76,096	26,445	(2.3)
Helios Towers PLC	70,194	90,395	(7.8)
Hill & Smith PLC	2,162	36,826	(3.2)
Hunting PLC	53,825	155,725	(13.4)
Ibstock PLC	75,425	158,396	(13.7)
Impax Asset Management Group PLC	24,469	238,335	(20.6)
IntegraFin Holdings PLC	21,793	73,494	(6.3)
Johnson Service Group PLC	75,340	113,424	(9.8)
Judges Scientific PLC	1,559	191,961	(16.6)
Jupiter Fund Management PLC	94,019	151,506	(13.1)
Just Group PLC	164,633	179,979	(15.5)
Kainos Group PLC	41,258	633,936	(54.7)
Lancashire Holdings Ltd.	95,472	726,210	(62.6)
Learning Technologies Group PLC	86,955	120,786	(10.4)
Luxfer Holdings PLC	6,486	98,912	(8.5)
Marshalls PLC	37,682	140,037	(12.1)
Mitchells & Butlers PLC	29,466	63,869	(5.5)
Moneysupermarket.com Group PLC	63,586	216,615	(18.7)
Morgan Advanced Materials PLC	51,830	197,523	(17.0)
Morgan Sindall Group PLC	9,120	191,434	(16.5)
National Express Group PLC	374,799	564,576	(48.7)
OSB Group PLC	4,021	25,025	(2.2)
Oxford Instruments PLC	2,078	71,028	(6.1)

Security	Shares	Value	% of Basket Value

United Kingdom (continued)
Oxford Nanopore Technologies PLC	33,320	$94,698	(8.2)%
Paragon Banking Group PLC	33,568	208,869	(18.0)
Premier Foods PLC	33,432	51,913	(4.5)
QinetiQ Group PLC	152,007	700,002	(60.4)
Quilter PLC	515,609	544,013	(46.9)
Redde Northgate PLC	81,745	380,877	(32.9)
RWS Holdings PLC	19,265	60,623	(5.2)
Safestore Holdings PLC	26,535	325,727	(28.1)
Savills PLC	9,834	117,275	(10.1)
Shaftesbury Capital PLC	212,319	309,585	(26.7)
SIG PLC	159,924	88,333	(7.6)
Smart Metering Systems PLC	43,655	428,615	(37.0)
Softcat PLC	28,717	476,617	(41.1)
SThree PLC	55,819	291,270	(25.1)
Telecom Plus PLC	16,204	361,729	(31.2)
TP ICAP Group PLC	197,076	415,099	(35.8)
Trainline PLC	53,122	164,077	(14.2)
Trustpilot Group PLC	81,675	89,315	(7.7)
UK Commercial Property REIT Ltd.	987,320	656,510	(56.6)
Vesuvius PLC	106,243	533,869	(46.1)
Victrex PLC	11,983	250,725	(21.6)
Virgin Money UK PLC	341,672	662,249	(57.1)
Volution Group PLC	65,994	354,250	(30.6)
Wickes Group PLC	1,864	3,107	(0.3)
YouGov PLC	10,210	107,357	(9.3)

		20,970,016

United States
1-800-Flowers.com, Inc., Class A	6,548	60,307	(5.2)
1st Source Corp.	2,441	101,741	(8.8)
2seventy bio, Inc.	3,553	33,789	(2.9)
2U, Inc.	27,782	153,912	(13.3)
8x8, Inc.	99,944	286,839	(24.7)
A10 Networks, Inc.	47,494	671,565	(57.9)
Aaron’s Co., Inc.	6,152	82,129	(7.1)
Abercrombie & Fitch Co., Class A	20,898	491,939	(42.4)
ACADIA Pharmaceuticals, Inc.	14,079	300,305	(25.9)
Accel Entertainment, Inc.	19,275	170,584	(14.7)
ACI Worldwide, Inc.	10,994	278,478	(24.0)
Acushnet Holdings Corp.	8,813	441,796	(38.1)
Adaptive Biotechnologies Corp.	2,593	18,514	(1.6)
Advanced Energy Industries, Inc.	8,534	738,191	(63.7)
AdvanSix, Inc.	4,267	160,781	(13.9)
Agenus, Inc.	4,948	7,471	(0.6)
Agios Pharmaceuticals, Inc.	9,043	206,813	(17.8)
Air Transport Services Group, Inc.	10,546	214,189	(18.5)
Alarm.com Holdings, Inc.	5,715	272,548	(23.5)
Albany International Corp., Class A	2,300	209,783	(18.1)
Alector, Inc.	41,956	276,910	(23.9)
Alexander & Baldwin, Inc.	5,005	96,246	(8.3)
Alignment Healthcare, Inc.	10,884	68,460	(5.9)
Allegiant Travel Co.	4,591	477,051	(41.2)
ALLETE, Inc.	8,087	504,467	(43.5)
Allogene Therapeutics, Inc.	40,811	221,604	(19.1)
Alpha Metallurgical Resources, Inc.	534	78,263	(6.8)
Amalgamated Financial Corp.	10,693	174,082	(15.0)
Ambac Financial Group, Inc.	10,291	164,141	(14.2)
Ambarella, Inc.	3,054	189,287	(16.3)
Amedisys, Inc.	4,023	323,047	(27.9)
American Assets Trust, Inc.	82,421	1,500,062	(129.4)
American Axle & Manufacturing Holdings, Inc.	22,152	158,387	(13.7)

76	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

United States (continued)
American Software, Inc.	5,400	$64,476	(5.6)%
American Vanguard Corp.	7,773	149,630	(12.9)
American Woodmark Corp.	9,667	488,377	(42.1)
AMERISAFE, Inc.	4,252	236,624	(20.4)
Amicus Therapeutics, Inc.	12,789	147,585	(12.7)
Amneal Pharmaceuticals, Inc.	9,382	18,107	(1.6)
Amphastar Pharmaceuticals, Inc.	7,057	252,429	(21.8)
AnaptysBio, Inc.	5,904	122,921	(10.6)
AngioDynamics, Inc.	12,608	104,899	(9.0)
Anika Therapeutics, Inc.	3,627	93,069	(8.0)
Apogee Enterprises, Inc.	16,737	712,327	(61.4)
Appfolio, Inc.	625	87,263	(7.5)
Arbor Realty Trust, Inc.	72,736	834,282	(72.0)
Archrock, Inc.	23,526	242,083	(20.9)
Arcus Biosciences, Inc.	19,416	346,576	(29.9)
Arhaus, Inc.	5,508	44,174	(3.8)
Armada Hoffler Properties, Inc.	15,601	182,844	(15.8)
Arrow Financial Corp.	404	8,722	(0.8)
Artisan Partners Asset Management, Inc., Class A	15,635	542,065	(46.8)
Artivion, Inc.	2,792	38,725	(3.3)
Arvinas, Inc.	9,485	248,602	(21.4)
ASGN, Inc.	2,347	168,022	(14.5)
AssetMark Financial Holdings, Inc.	10,327	316,832	(27.3)
Associated Banc-Corp.	10,506	187,322	(16.2)
Assured Guaranty Ltd.	22,591	1,216,977	(105.0)
Astec Industries, Inc.	6,110	252,221	(21.8)
AtriCure, Inc.	14,925	656,551	(56.6)
Avantax, Inc.	17,652	447,831	(38.6)
Avid Bioservices, Inc.	4,020	72,561	(6.3)
Avid Technology, Inc.	6,316	186,385	(16.1)
AvidXchange Holdings, Inc.	22,199	164,939	(14.2)
Avient Corp.	11,878	457,422	(39.5)
Axogen, Inc.	2,158	19,465	(1.7)
Axonics, Inc.	1,456	83,662	(7.2)
Axos Financial, Inc.	9,869	401,372	(34.6)
Badger Meter, Inc.	6,697	886,214	(76.4)
Bally’s Corp.	1,676	28,827	(2.5)
BancFirst Corp.	1,953	156,025	(13.5)
Bandwidth, Inc., Class A	25,815	314,169	(27.1)
Bank of Hawaii Corp.	1,954	94,632	(8.2)
Bar Harbor Bankshares	1,313	32,562	(2.8)
Beam Therapeutics, Inc.	6,902	211,960	(18.3)
Belden, Inc.	10,206	805,151	(69.5)
Benchmark Electronics, Inc.	7,261	155,022	(13.4)
Berry Corp.	34,572	264,130	(22.8)
BGC Partners, Inc., Class A	4,066	18,419	(1.6)
BJ’s Restaurants, Inc.	3,848	125,214	(10.8)
Blackbaud, Inc.	4,984	345,665	(29.8)
Bluebird Bio, Inc.	8,486	36,914	(3.2)
Bluegreen Vacations Holding Corp.	1,035	29,798	(2.6)
BlueLinx Holdings, Inc.	676	47,361	(4.1)
Blueprint Medicines Corp.	6,111	311,967	(26.9)
Boise Cascade Co.	4,278	292,230	(25.2)
BOK Financial Corp.	4,385	367,770	(31.7)
Bread Financial Holdings, Inc.	5,438	150,089	(12.9)
BrightView Holdings, Inc.	3,518	19,455	(1.7)
Brink’s Co.	6,066	381,248	(32.9)
Broadstone Net Lease, Inc.	15,771	255,017	(22.0)
Brookdale Senior Living, Inc.	132,728	569,403	(49.1)
Buckle, Inc.	24,878	834,159	(72.0)
Burford Capital Ltd.	7,809	101,200	(8.7)

Security	Shares	Value	% of Basket Value

United States (continued)
Business First Bancshares, Inc.	3,483	$53,708	(4.6)%
Byline Bancorp, Inc.	16,794	324,964	(28.0)
Caleres, Inc.	5,277	120,316	(10.4)
California Resources Corp.	10,821	438,250	(37.8)
Cal-Maine Foods, Inc.	9,547	453,482	(39.1)
Cambridge Bancorp	992	51,237	(4.4)
Camden National Corp.	2,307	73,709	(6.4)
Cannae Holdings, Inc.	17,758	323,906	(27.9)
Capital City Bank Group, Inc.	13,919	423,973	(36.6)
Cara Therapeutics, Inc.	4,177	17,543	(1.5)
CareDx, Inc.	17,633	142,651	(12.3)
Cargurus, Inc.	20,972	344,780	(29.7)
Castle Biosciences, Inc.	294	6,653	(0.6)
Catalyst Pharmaceuticals, Inc.	10,795	171,856	(14.8)
Century Aluminum Co.	30,636	263,163	(22.7)
Century Communities, Inc.	2,222	149,629	(12.9)
Cerence, Inc.	10,127	258,745	(22.3)
Cerus Corp.	34,589	79,901	(6.9)
CEVA, Inc.	4,207	105,722	(9.1)
Chatham Lodging Trust	31,090	318,362	(27.5)
Chefs’ Warehouse, Inc.	2,009	66,819	(5.8)
Chegg, Inc.	43,901	789,340	(68.1)
Chico’s FAS, Inc.	58,841	296,559	(25.6)
Chimera Investment Corp.	51,167	290,629	(25.1)
Cinemark Holdings, Inc.	26,677	450,308	(38.8)
CIRCOR International, Inc.	13,318	370,773	(32.0)
Clean Energy Fuels Corp.	22,168	94,657	(8.2)
Clear Channel Outdoor Holdings, Inc.	46,740	59,360	(5.1)
Clearwater Analytics Holdings, Inc., Class A	7,705	118,734	(10.2)
Clearwater Paper Corp.	6,234	225,047	(19.4)
Clearway Energy, Inc., Class A	21,315	617,709	(53.3)
CNO Financial Group, Inc.	50,920	1,142,645	(98.6)
Codexis, Inc.	67,912	266,215	(23.0)
Coeur Mining, Inc.	64,669	219,875	(19.0)
Cohen & Steers, Inc.	582	34,955	(3.0)
Coherus Biosciences, Inc.	39,155	283,091	(24.4)
Collegium Pharmaceutical, Inc.	1,121	26,086	(2.2)
CommScope Holding Co., Inc.	3,003	14,805	(1.3)
Community Health Systems, Inc.	56,981	361,260	(31.2)
CommVault Systems, Inc.	33,177	1,933,224	(166.8)
Compass Minerals International, Inc.	11,323	370,602	(32.0)
ConnectOne Bancorp, Inc.	8,046	126,966	(11.0)
Corcept Therapeutics, Inc.	45,218	1,018,762	(87.9)
Core & Main, Inc., Class A	11,197	291,794	(25.2)
CoreCivic, Inc.	5,590	49,136	(4.2)
CorVel Corp.	38	7,677	(0.7)
Covenant Logistics Group, Inc.	2,722	107,220	(9.2)
Cracker Barrel Old Country Store, Inc.	1,951	207,118	(17.9)
CrossFirst Bankshares, Inc.	7,012	70,330	(6.1)
CSG Systems International, Inc.	6,174	325,246	(28.1)
CSW Industrials, Inc.	1,603	215,876	(18.6)
Dana, Inc.	25,134	371,732	(32.1)
Dave & Buster’s Entertainment, Inc.	8,606	305,169	(26.3)
Deciphera Pharmaceuticals, Inc.	9,416	133,801	(11.5)
Denny’s Corp.	11,519	129,128	(11.1)
DiamondRock Hospitality Co.	53,129	430,876	(37.2)
Digi International, Inc.	10,413	314,056	(27.1)
DigitalBridge Group, Inc.	3,162	39,304	(3.4)
DigitalOcean Holdings, Inc.	12,940	408,128	(35.2)
Dime Community Bancshares, Inc.	7,365	151,719	(13.1)
Diversified Energy Co. PLC	127,114	149,133	(12.9)
Domo, Inc.	7,171	113,875	(9.8)

S C H E D U L E O F I N V E S T M E N T S	77

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

United States (continued)
Donegal Group, Inc., Class A	20,077	$282,684	(24.4)%
Dorian LPG Ltd.	31,073	690,442	(59.6)
Duckhorn Portfolio, Inc.	79,427	1,199,348	(103.5)
Ducommun, Inc.	4,144	207,200	(17.9)
DXP Enterprises, Inc.	8,361	210,697	(18.2)
Dycom Industries, Inc.	1,812	167,827	(14.5)
Dyne Therapeutics, Inc.	10,229	105,972	(9.1)
Eagle Pharmaceuticals, Inc.	13,689	384,387	(33.2)
Earthstone Energy, Inc., Class A	2,998	40,653	(3.5)
EchoStar Corp.	46,651	796,333	(68.7)
Ecovyst, Inc.	73,082	829,481	(71.6)
Editas Medicine, Inc.	37,288	304,270	(26.2)
Elme Communities	42,117	725,676	(62.6)
Embecta Corp.	11,742	325,840	(28.1)
Emergent BioSolutions, Inc.	22,502	198,693	(17.1)
Enanta Pharmaceuticals, Inc.	5,400	191,970	(16.6)
Encore Wire Corp.	1,378	215,423	(18.6)
Energy Recovery, Inc.	14,637	329,772	(28.4)
Enerpac Tool Group Corp.	4,446	105,637	(9.1)
Enfusion, Inc.	2,754	23,079	(2.0)
Ennis, Inc.	3,808	73,989	(6.4)
Enova International, Inc.	11,022	484,086	(41.8)
EnPro Industries, Inc.	642	60,521	(5.2)
Enstar Group Ltd.	546	131,368	(11.3)
EPR Properties	21,823	915,693	(79.0)
Equitrans Midstream Corp.	17,109	88,111	(7.6)
Equity Bancshares, Inc.	300	7,065	(0.6)
ESCO Technologies, Inc.	4,071	380,923	(32.9)
Essent Group Ltd.	21,142	897,901	(77.5)
Ethan Allen Interiors, Inc.	27,590	770,589	(66.5)
Eventbrite, Inc.	16,071	116,836	(10.1)
Everbridge, Inc.	8,712	228,951	(19.8)
Everi Holdings, Inc.	31,710	481,992	(41.6)
EW Scripps Co., Class A	16,721	140,958	(12.2)
eXp World Holdings, Inc.	45,256	529,043	(45.6)
Exponent, Inc.	18,431	1,696,574	(146.4)
Extreme Networks, Inc.	23,336	414,914	(35.8)
EZCORP, Inc.	8,301	71,472	(6.2)
Fate Therapeutics, Inc.	58,749	356,606	(30.8)
FibroGen, Inc.	21,543	368,816	(31.8)
First Bancshares, Inc.	12,294	308,579	(26.6)
First Busey Corp.	13,192	239,831	(20.7)
First Financial Corp.	1,131	39,076	(3.4)
First Foundation, Inc.	26,393	166,012	(14.3)
First Hawaiian, Inc.	5,963	113,953	(9.8)
First Interstate BancSystem, Inc.	6,042	154,615	(13.3)
First Mid Bancshares, Inc.	325	8,567	(0.7)
First of Long Island Corp.	13,250	155,025	(13.4)
Fiverr International Ltd.	12,426	453,798	(39.1)
Flushing Financial Corp.	8,741	105,154	(9.1)
Forrester Research, Inc.	11,089	343,094	(29.6)
Franklin BSP Realty Trust, Inc.	14,817	187,139	(16.1)
Franklin Covey Co.	10,681	392,206	(33.8)
Franklin Electric Co., Inc.	4,999	447,261	(38.6)
Frontier Group Holdings, Inc.	18,954	179,873	(15.5)
FRP Holdings, Inc.	3,217	186,586	(16.1)
FTAI Aviation Ltd.	6,109	173,801	(15.0)
Fulton Financial Corp.	15,836	188,923	(16.3)
FutureFuel Corp.	10,725	80,438	(6.9)
GATX Corp.	8,707	991,814	(85.6)
Genco Shipping & Trading Ltd.	22,420	345,492	(29.8)
Genesco, Inc.	6,306	218,566	(18.9)

Security	Shares	Value	% of Basket Value

United States (continued)
Gentherm, Inc.	2,104	$125,504	(10.8)%
GEO Group, Inc.	15,433	116,210	(10.0)
Gibraltar Industries, Inc.	2,800	140,112	(12.1)
Gladstone Land Corp.	5,104	82,225	(7.1)
Global Industrial Co.	7,585	202,140	(17.4)
GMS, Inc.	7,655	444,449	(38.3)
Golden Entertainment, Inc.	7,212	304,058	(26.2)
GoodRx Holdings, Inc.	54,117	252,726	(21.8)
Goosehead Insurance, Inc.	2,048	117,760	(10.2)
GoPro, Inc., Class A	127,522	545,794	(47.1)
Gorman-Rupp Co.	533	13,085	(1.1)
Grand Canyon Education, Inc.	4,336	514,683	(44.4)
Granite Point Mortgage Trust, Inc.	9,893	44,222	(3.8)
Gray Television, Inc.	23,074	177,901	(15.3)
Great Lakes Dredge & Dock Corp.	10,755	61,626	(5.3)
Greif, Inc.	585	46,063	(4.0)
Griffon Corp.	8,140	231,583	(20.0)
Group 1 Automotive, Inc.	5,296	1,188,846	(102.6)
Guardant Health, Inc.	6,080	137,165	(11.8)
Gulfport Energy Corp.	3,728	337,235	(29.1)
H&E Equipment Services, Inc.	12,611	460,301	(39.7)
Hackett Group, Inc.	6,552	121,605	(10.5)
Hain Celestial Group, Inc.	17,298	310,153	(26.8)
Hamilton Lane, Inc., Class A	2,502	184,347	(15.9)
Hancock Whitney Corp.	19,868	725,579	(62.6)
Hanesbrands, Inc.	5,186	27,175	(2.3)
Hannon Armstrong Sustainable Infrastructure
Capital, Inc.	17,133	486,235	(41.9)
HarborOne Bancorp, Inc.	8,670	93,203	(8.0)
Harmony Biosciences Holdings, Inc.	12,987	418,701	(36.1)
Harsco Corp.	15,382	105,674	(9.1)
Haverty Furniture Cos., Inc.	11,554	348,238	(30.0)
Hawaiian Holdings, Inc.	54,661	455,326	(39.3)
HBT Financial, Inc.	6,023	106,246	(9.2)
Healthcare Services Group, Inc.	11,914	185,978	(16.0)
Heartland Financial USA, Inc.	13,329	433,992	(37.4)
Heidrick & Struggles International, Inc.	9,809	246,304	(21.2)
Helen of Troy Ltd.	2,795	280,450	(24.2)
Helix Energy Solutions Group, Inc.	64,918	470,655	(40.6)
Herbalife Ltd.	27,293	405,574	(35.0)
Heron Therapeutics, Inc.	35,996	86,030	(7.4)
Hingham Institution For Savings The	47	9,144	(0.8)
Horizon Bancorp, Inc.	34,451	362,769	(31.3)
Hub Group, Inc., Class A	5,617	423,522	(36.5)
Huron Consulting Group, Inc.	3,737	316,860	(27.3)
I3 Verticals, Inc., Class A	7,072	164,424	(14.2)
IDT Corp.	14,709	488,486	(42.1)
IGM Biosciences, Inc.	5,050	54,692	(4.7)
ImmunoGen, Inc.	21,951	118,316	(10.2)
Independent Bank Corp.	14,445	257,410	(22.2)
Independent Bank Group, Inc.	6,281	228,503	(19.7)
Innoviva, Inc.	34,790	408,087	(35.2)
Installed Building Products, Inc.	2,324	288,803	(24.9)
Integer Holdings Corp.	3,350	275,872	(23.8)
Inter Parfums, Inc.	1,386	210,381	(18.1)
Intercept Pharmaceuticals, Inc.	31,586	547,070	(47.2)
Interface, Inc.	13,954	109,399	(9.4)
International Bancshares Corp.	3,974	169,571	(14.6)
International Seaways, Inc.	26,000	1,035,320	(89.3)
Invesco Mortgage Capital, Inc.	13,121	139,214	(12.0)
Iovance Biotherapeutics, Inc.	8,745	49,322	(4.3)
Ironwood Pharmaceuticals, Inc.	79,053	822,942	(71.0)

78	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

United States (continued)
J & J Snack Foods Corp.	1,215	$186,138	(16.1)%
Jamf Holding Corp.	12,750	241,230	(20.8)
Janus International Group, Inc.	44,410	399,690	(34.5)
JELD-WEN Holding, Inc.	6,057	77,408	(6.7)
JetBlue Airways Corp.	139,592	996,687	(86.0)
Johnson Outdoors, Inc.	140	8,120	(0.7)
Kadant, Inc.	3,952	734,400	(63.4)
Kaiser Aluminum Corp.	1,872	123,028	(10.6)
KAR Auction Services, Inc.	18,659	252,643	(21.8)
Karyopharm Therapeutics, Inc.	18,567	66,470	(5.7)
Kearny Financial Corp.	15,891	123,791	(10.7)
Kennametal, Inc.	15,472	401,653	(34.6)
Kforce, Inc.	5,513	326,039	(28.1)
Knowles Corp.	18,402	310,626	(26.8)
Kodiak Sciences, Inc.	6,267	27,449	(2.4)
Kohl’s Corp.	6,770	149,143	(12.9)
Kontoor Brands, Inc.	10,337	466,922	(40.3)
Korn Ferry	8,619	413,884	(35.7)
Kratos Defense & Security Solutions, Inc.	6,827	88,068	(7.6)
Kura Oncology, Inc.	16,398	159,717	(13.8)
Kymera Therapeutics, Inc.	779	24,570	(2.1)
Ladder Capital Corp.	11,186	104,589	(9.0)
Laureate Education, Inc.	71,464	885,439	(76.4)
La-Z-Boy, Inc.	11,170	320,914	(27.7)
LeMaitre Vascular, Inc.	7,449	402,246	(34.7)
LendingTree, Inc.	29,043	692,095	(59.7)
Liberty Media Corp.-Liberty Braves	2,823	110,577	(9.5)
Ligand Pharmaceuticals, Inc.	4,104	313,340	(27.0)
Lindsay Corp.	6,538	789,398	(68.1)
Lions Gate Entertainment Corp.	6,449	74,164	(6.4)
LivaNova PLC	11,777	564,118	(48.7)
Live Oak Bancshares, Inc.	7,128	167,936	(14.5)
LivePerson, Inc.	38,840	179,829	(15.5)
LiveRamp Holdings, Inc.	15,814	380,959	(32.9)
LSB Industries, Inc.	20,967	187,235	(16.2)
LXP Industrial Trust	20,946	196,892	(17.0)
Macerich Co.	15,764	157,482	(13.6)
Malibu Boats, Inc., Class A	24,674	1,400,249	(120.8)
Manitowoc Co., Inc.	4,806	73,484	(6.3)
Marcus Corp.	39,976	700,380	(60.4)
MarineMax, Inc.	14,011	408,000	(35.2)
Marqeta, Inc.	2,873	11,636	(1.0)
Marten Transport Ltd.	15,496	312,864	(27.0)
Masonite International Corp.	2,591	236,843	(20.4)
Matson, Inc.	9,192	625,332	(53.9)
MaxLinear, Inc.	7,755	187,128	(16.1)
McGrath RentCorp	873	77,592	(6.7)
MDC Holdings, Inc.	7,376	302,195	(26.1)
Medifast, Inc.	5,002	458,433	(39.5)
Mercantile Bank Corp.	1,544	43,325	(3.7)
Merchants Bancorp/IN	2,933	68,046	(5.9)
Mercury General Corp.	24,317	739,480	(63.8)
MFA Financial, Inc.	63,125	674,806	(58.2)
MGE Energy, Inc.	1,176	90,093	(7.8)
MGP Ingredients, Inc.	3,569	352,189	(30.4)
Midland States Bancorp, Inc.	10,244	204,880	(17.7)
MidWestOne Financial Group, Inc.	5,633	116,603	(10.1)
MiMedx Group, Inc.	2,267	8,683	(0.7)
MiNK Therapeutics, Inc.	72	129	(0.0)
Mister Car Wash, Inc.	46,303	408,392	(35.2)
Mitek Systems, Inc.	15,294	137,952	(11.9)
Model N, Inc.	23,403	720,812	(62.2)

Security	Shares	Value	% of Basket Value

United States (continued)
ModivCare, Inc.	1,883	$119,759	(10.3)%
Momentive Global, Inc.	6,383	59,936	(5.2)
Monarch Casino & Resort, Inc.	8,748	606,761	(52.3)
Moog, Inc., Class A	971	87,497	(7.5)
Morningstar, Inc.	3,778	673,655	(58.1)
Movado Group, Inc.	4,868	124,718	(10.8)
Mr Cooper Group, Inc.	15,923	737,235	(63.6)
MRC Global, Inc.	65,706	639,976	(55.2)
MSA Safety, Inc.	3,346	434,143	(37.5)
Myers Industries, Inc.	4,804	91,036	(7.9)
MYR Group, Inc.	6,434	823,488	(71.0)
Myriad Genetics, Inc.	5,951	126,697	(10.9)
Nabors Industries Ltd.	4,489	447,733	(38.6)
Napco Security Technologies, Inc.	15,860	491,660	(42.4)
National Beverage Corp.	10,770	535,269	(46.2)
National HealthCare Corp.	7,419	429,634	(37.1)
National Research Corp.	1,100	47,883	(4.1)
National Vision Holdings, Inc.	16,544	348,086	(30.0)
Navient Corp.	14,033	232,106	(20.0)
Nektar Therapeutics	83,775	63,024	(5.4)
NeoGenomics, Inc.	7,436	108,714	(9.4)
NETGEAR, Inc.	8,167	115,400	(10.0)
Nevro Corp.	13,880	406,268	(35.0)
New York Mortgage Trust, Inc.	6,114	62,852	(5.4)
Newmark Group, Inc.	32,872	208,408	(18.0)
NexPoint Residential Trust, Inc.	36,088	1,549,258	(133.6)
NextEra Energy Partners LP	14,205	816,930	(70.5)
NextGen Healthcare, Inc.	31,675	530,239	(45.7)
Nordstrom, Inc.	9,486	146,654	(12.7)
NOW, Inc.	20,378	217,433	(18.8)
Nurix Therapeutics, Inc.	2,851	27,455	(2.4)
NV5 Global, Inc.	1,254	118,791	(10.2)
Oceaneering International, Inc.	20,006	354,706	(30.6)
Oil States International, Inc.	14,155	99,651	(8.6)
Old Second Bancorp, Inc.	32,636	401,096	(34.6)
Omega Flex, Inc.	236	25,962	(2.2)
Omnicell, Inc.	3,895	236,699	(20.4)
OPKO Health, Inc.	6,326	9,299	(0.8)
Organogenesis Holdings, Inc.	7,774	15,937	(1.4)
Oscar Health, Inc.	12,809	86,205	(7.4)
OSI Systems, Inc.	2,246	253,708	(21.9)
Outfront Media, Inc.	32,314	538,351	(46.4)
Oxford Industries, Inc.	3,504	361,578	(31.2)
Pacira BioSciences, Inc.	15,807	716,215	(61.8)
Pactiv Evergreen, Inc.	3,262	25,770	(2.2)
PacWest Bancorp	7,391	75,019	(6.5)
PagerDuty, Inc.	8,818	265,069	(22.9)
Palomar Holdings, Inc.	3,764	189,179	(16.3)
Papa John’s International, Inc.	4,247	317,633	(27.4)
Par Pacific Holdings, Inc.	5,054	118,415	(10.2)
Park Hotels & Resorts, Inc.	124,057	1,494,887	(129.0)
Parsons Corp.	7,720	335,820	(29.0)
Patterson-UTI Energy, Inc.	21,977	245,923	(21.2)
Payoneer Global, Inc.	10,871	59,356	(5.1)
Pebblebrook Hotel Trust	52,300	744,229	(64.2)
Pennant Group, Inc.	1,553	21,540	(1.9)
PennyMac Financial Services, Inc.	2,651	165,661	(14.3)
Peoples Bancorp, Inc.	16,657	434,081	(37.4)
Perdoceo Education Corp.	12,154	157,759	(13.6)
Petco Health & Wellness Co., Inc.	69,683	694,043	(59.9)
PGT Innovations, Inc.	10,474	268,763	(23.2)
Photronics, Inc.	11,435	165,350	(14.3)

S C H E D U L E O F I N V E S T M E N T S	79

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

United States (continued)
Pilgrim’s Pride Corp.	7,931	$180,906	(15.6)%
PJT Partners, Inc.	9,278	638,048	(55.0)
Plains GP Holdings LP, Class A	66,534	891,556	(76.9)
PMV Pharmaceuticals, Inc.	10,371	47,810	(4.1)
Poseida Therapeutics, Inc.	7,705	20,341	(1.8)
PowerSchool Holdings, Inc., Class A	15,713	328,087	(28.3)
Premier Financial Corp.	14,126	234,633	(20.2)
Prestige Consumer Healthcare, Inc.	11,556	711,041	(61.3)
PriceSmart, Inc.	3,711	273,426	(23.6)
Primoris Services Corp.	4,689	118,632	(10.2)
PROS Holdings, Inc.	22,672	643,205	(55.5)
Q2 Holdings, Inc.	22,635	557,274	(48.1)
QCR Holdings, Inc.	1,195	49,473	(4.3)
Quaker Chemical Corp.	3,203	597,776	(51.6)
Quanex Building Products Corp.	4,666	89,121	(7.7)
QuinStreet, Inc.	4,911	54,561	(4.7)
RadNet, Inc.	6,623	183,192	(15.8)
Rapid7, Inc.	4,305	209,266	(18.1)
Rayonier, Inc.	9,799	307,297	(26.5)
RCI Hospitality Holdings, Inc.	285	21,347	(1.8)
RE/MAX Holdings, Inc., Class A	7,416	143,203	(12.4)
Red Rock Resorts, Inc.	5,998	292,702	(25.2)
REGENXBIO, Inc., Registered Shares	12,864	249,047	(21.5)
Repay Holdings Corp.	13,968	87,579	(7.6)
Retail Opportunity Investments Corp.	45,921	598,351	(51.6)
Revolve Group, Inc.	14,647	302,461	(26.1)
REX American Resources Corp.	6,865	194,211	(16.8)
RLJ Lodging Trust	95,218	961,702	(83.0)
RMR Group, Inc., Class A	20,507	487,041	(42.0)
RPC, Inc.	20,595	152,197	(13.1)
RPT Realty	13,772	128,080	(11.0)
Rush Enterprises, Inc.	6,678	391,197	(33.7)
Rush Enterprises, Inc., Class A	18,255	969,523	(83.6)
Ruth’s Hospitality Group, Inc.	23,819	384,915	(33.2)
Safehold, Inc.	16,551	458,794	(39.6)
Sangamo Therapeutics, Inc.	34,132	50,174	(4.3)
Sanmina Corp.	16,868	881,522	(76.0)
ScanSource, Inc.	5,364	146,705	(12.7)
Schneider National, Inc.	25,082	656,396	(56.6)
Schnitzer Steel Industries, Inc.	11,033	318,743	(27.5)
SEMrush Holdings, Inc., Class A	16,462	159,023	(13.7)
Semtech Corp.	14,137	275,530	(23.8)
Sensient Technologies Corp.	4,842	360,535	(31.1)
Seres Therapeutics, Inc.	3,971	19,359	(1.7)
Seritage Growth Properties	9,355	70,069	(6.0)
Service Properties Trust	23,027	201,947	(17.4)
ServisFirst Bancshares, Inc.	3,667	185,183	(16.0)
Shoe Carnival, Inc.	2,854	66,356	(5.7)
Shutterstock, Inc.	8,098	542,566	(46.8)
Shyft Group, Inc.	2,731	68,493	(5.9)
Silk Road Medical, Inc.	7,672	337,721	(29.1)
Simpson Manufacturing Co., Inc.	4,252	534,817	(46.1)
Simulations Plus, Inc.	2,812	117,401	(10.1)
Sinclair Broadcast Group, Inc., Class A	11,439	227,522	(19.6)
Six Flags Entertainment Corp.	27,809	674,924	(58.2)
SkyWest, Inc.	9,314	263,586	(22.7)
Sleep Number Corp.	2,849	64,245	(5.5)
SmartFinancial, Inc.	1,650	35,541	(3.1)
SolarWinds Corp.	6,165	53,142	(4.6)
Sonic Automotive, Inc., Class A	2,448	108,985	(9.4)
Sovos Brands, Inc.	9,508	163,062	(14.1)
SpartanNash Co.	18,621	456,587	(39.4)

Security	Shares	Value	% of Basket Value

United States (continued)
Sportsman’s Warehouse Holdings, Inc.	9,099	$56,596	(4.9)%
Sprinklr, Inc.	1,343	16,062	(1.4)
Sprout Social, Inc., Class A	1,503	74,038	(6.4)
SPX Technologies, Inc.	18,399	1,171,648	(101.1)
STAAR Surgical Co.	7,605	535,924	(46.2)
Standard Motor Products, Inc.	3,990	143,680	(12.4)
Standex International Corp.	2,624	322,253	(27.8)
Steelcase, Inc.	16,704	133,632	(11.5)
Stepan Co.	1,476	136,087	(11.7)
Sterling Infrastructure, Inc.	13,030	481,068	(41.5)
Steven Madden Ltd.	10,253	359,265	(31.0)
Stitch Fix, Inc.	38,682	131,906	(11.4)
Stoke Therapeutics, Inc.	10,440	92,812	(8.0)
StoneX Group, Inc.	603	59,136	(5.1)
Summit Hotel Properties, Inc.	13,992	90,108	(7.8)
SunCoke Energy, Inc.	6,343	49,349	(4.3)
Sunnova Energy International, Inc.	12,598	226,260	(19.5)
SunPower Corp.	6,543	86,498	(7.5)
Supernus Pharmaceuticals, Inc.	34,375	1,267,062	(109.3)
Sylvamo Corp.	3,027	138,697	(12.0)
Talos Energy, Inc.	12,370	168,603	(14.5)
Tandem Diabetes Care, Inc.	3,941	155,985	(13.5)
Target Hospitality Corp.	5,357	67,552	(5.8)
TechTarget, Inc.	12,597	429,432	(37.0)
Theravance Biopharma, Inc.	14,719	159,407	(13.8)
Thermon Group Holdings, Inc.	3,153	65,519	(5.7)
Thryv Holdings, Inc.	4,834	108,572	(9.4)
Tiptree, Inc.	1,066	14,679	(1.3)
Titan International, Inc.	2,246	21,921	(1.9)
Titan Machinery, Inc.	5,075	159,101	(13.7)
Tompkins Financial Corp.	255	14,948	(1.3)
Transcat, Inc.	691	52,716	(4.5)
Travere Therapeutics, Inc.	15,025	324,089	(28.0)
Treace Medical Concepts, Inc.	2,675	65,511	(5.7)
Tri Pointe Homes, Inc.	15,003	430,286	(37.1)
Trinity Industries, Inc.	9,802	234,758	(20.3)
Trinseo PLC	4,693	85,037	(7.3)
TripAdvisor, Inc.	3,192	56,594	(4.9)
Triumph Group, Inc.	10,823	116,997	(10.1)
TrueBlue, Inc.	7,633	115,640	(10.0)
TTM Technologies, Inc.	6,811	80,438	(6.9)
Turning Point Brands, Inc.	38,710	920,911	(79.4)
Tutor Perini Corp.	46,483	246,360	(21.3)
Twist Bioscience Corp.	10,345	129,106	(11.1)
Ultragenyx Pharmaceutical, Inc.	12,443	543,386	(46.9)
UMB Financial Corp.	5,229	332,617	(28.7)
Under Armour, Inc.	21,488	172,764	(14.9)
United Fire Group, Inc.	16,594	446,379	(38.5)
United States Cellular Corp.	10,952	232,620	(20.1)
Uniti Group, Inc.	27,364	93,585	(8.1)
Unitil Corp.	10,081	560,403	(48.3)
Univest Financial Corp.	8,929	179,651	(15.5)
Urban Edge Properties	4,859	71,282	(6.1)
US Physical Therapy, Inc.	664	70,689	(6.1)
US Silica Holdings, Inc.	71,556	933,806	(80.6)
USANA Health Sciences, Inc.	10,060	667,682	(57.6)
Utz Brands, Inc.	4,967	93,926	(8.1)
UWM Holdings Corp.	10,229	61,374	(5.3)
Vanda Pharmaceuticals, Inc.	37,363	229,409	(19.8)
Varex Imaging Corp.	10,442	185,241	(16.0)
Varonis Systems, Inc.	3,509	81,268	(7.0)
Vector Group Ltd.	93,504	1,191,241	(102.8)

80	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

United States (continued)
Veeco Instruments, Inc.	23,644	$435,522	(37.6)%
Veracyte, Inc.	8,411	190,425	(16.4)
Vericel Corp.	6,780	213,638	(18.4)
Verint Systems, Inc.	15,954	582,161	(50.2)
Veritex Holdings, Inc.	6,134	105,566	(9.1)
Veritiv Corp.	1,027	117,971	(10.2)
Vertex, Inc., Class A	1,101	22,736	(2.0)
Vicor Corp.	8,418	361,721	(31.2)
Victory Capital Holdings, Inc., Class A	32,883	1,004,247	(86.6)
Vimeo, Inc.	26,077	85,793	(7.4)
Virtus Investment Partners, Inc.	102	18,585	(1.6)
Vishay Precision Group, Inc.	1,843	69,186	(6.0)
Vital Farms, Inc.	14,312	184,339	(15.9)
Wabash National Corp.	7,610	195,349	(16.9)
Walker & Dunlop, Inc.	6,273	422,236	(36.4)
Warby Parker, Inc.	9,473	99,751	(8.6)
Warrior Met Coal, Inc.	6,136	212,122	(18.3)
Washington Trust Bancorp, Inc.	19,145	538,166	(46.4)
Watts Water Technologies, Inc., Class A	1,824	294,996	(25.4)
Weis Markets, Inc.	3,204	264,298	(22.8)
Whitestone REIT	32,177	287,984	(24.8)
Winmark Corp.	3,305	1,103,606	(95.2)
World Acceptance Corp.	1,337	134,903	(11.6)
World Fuel Services Corp.	23,956	566,320	(48.9)
Xencor, Inc.	7,964	210,568	(18.2)
Xerox Holdings Corp.	44,555	698,177	(60.2)
Yelp, Inc.	30,274	905,798	(78.1)
Yext, Inc.	51,251	449,984	(38.8)
Zeta Global Holdings Corp.	25,599	248,566	(21.4)
ZipRecruiter, Inc.	24,088	408,051	(35.2)
Zumiez, Inc.	19,596	342,636	(29.6)

		166,722,881

Preferred Stocks

Germany
Schaeffler AG	93,085	670,241	(57.8)

Total Reference Entity — Long		334,054,813

Reference Entity — Short

Common Stocks

Australia
ARB Corp. Ltd.	(17,362)	(375,914)	32.4
AUB Group Ltd.	(3,185)	(59,122)	5.1
Australian Clinical Labs Ltd.	(10,194)	(24,233)	2.1
Bapcor Ltd.	(35,786)	(158,297)	13.7
Bega Cheese Ltd.	(43,856)	(111,914)	9.7
Bellevue Gold Ltd.	(176,183)	(167,614)	14.5
Boss Energy Ltd.	(40,542)	(72,269)	6.2
Breville Group Ltd.	(34,565)	(480,977)	41.5
Brickworks Ltd.	(10,000)	(168,503)	14.5
BWP Trust	(44,790)	(117,006)	10.1
Capricorn Metals Ltd.	(172,884)	(516,133)	44.5
Centuria Industrial REIT	(74,501)	(156,937)	13.5
Collins Foods Ltd.	(10,640)	(62,120)	5.4
Coronado Global Resources, Inc., CDI	(296,295)	(330,932)	28.5
Corporate Travel Management Ltd.	(44,140)	(625,965)	54.0
Costa Group Holdings Ltd.	(14,982)	(25,198)	2.2
De Grey Mining Ltd.	(198,387)	(215,767)	18.6
Dicker Data Ltd.	(34,561)	(189,597)	16.4
G8 Education Ltd.	(158,906)	(130,433)	11.2

Security	Shares	Value	% of Basket Value

Australia (continued)
Gold Road Resources Ltd.	(64,400)	$(81,152)	7.0%
GUD Holdings Ltd.	(40,239)	(260,073)	22.4
Hansen Technologies Ltd.	(23,497)	(71,336)	6.2
Healius Ltd.	(121,571)	(244,900)	21.1
HomeCo Daily Needs REIT	(277,332)	(224,604)	19.4
Imugene Ltd.	(1,689,376)	(143,119)	12.3
Ingenia Communities Group	(290,996)	(839,463)	72.4
Inghams Group Ltd.	(470,451)	(890,302)	76.8
Integral Diagnostics Ltd.	(20,640)	(43,808)	3.8
IRESS Ltd.	(85,899)	(598,026)	51.6
Kelsian Group Ltd.	(61,945)	(255,721)	22.1
Leo Lithium Ltd.	(291,767)	(103,816)	9.0
Link Administration Holdings Ltd.	(199,877)	(285,707)	24.6
Megaport Ltd.	(33,125)	(126,544)	10.9
Mincor Resources NL	(43,849)	(41,532)	3.6
nib holdings Ltd.	(34,410)	(178,830)	15.4
Nine Entertainment Co. Holdings Ltd.	(261,775)	(365,937)	31.6
NRW Holdings Ltd.	(46,590)	(75,884)	6.5
OceanaGold Corp.	(105,249)	(243,722)	21.0
Omni Bridgeway Ltd.	(116,046)	(179,450)	15.5
Paladin Energy Ltd.	(491,111)	(218,870)	18.9
PEXA Group Ltd.	(46,591)	(418,828)	36.1
PointsBet Holdings Ltd.	(323,085)	(340,381)	29.4
Sayona Mining Ltd.	(3,080,410)	(421,953)	36.4
Select Harvests Ltd.	(19,123)	(56,871)	4.9
Sigma Healthcare Ltd.	(274,831)	(129,256)	11.1
Super Retail Group Ltd.	(45,202)	(413,286)	35.7
Telix Pharmaceuticals Ltd.	(34,174)	(233,706)	20.2
Tietto Minerals Ltd.	(371,011)	(148,883)	12.8
United Malt Grp Ltd.	(156,886)	(466,084)	40.2
Webjet Ltd.	(150,394)	(753,058)	65.0

		(12,844,033)

Austria
CA Immobilien Anlagen AG	(4,622)	(133,055)	11.5
EVN AG	(5,869)	(140,346)	12.1
Semperit AG Holding	(2,018)	(52,550)	4.5

		(325,951)

Bahamas
OneSpaWorld Holdings Ltd.	(12,254)	(147,048)	12.7

Belgium
Aedifica SA	(9,581)	(793,938)	68.5
Bekaert SA	(14,637)	(675,907)	58.3
Biocartis Group NV	(30)	(20)	0.0
bpost SA	(65,006)	(316,824)	27.3
Cofinimmo SA	(11,561)	(1,096,091)	94.6
Deme Group NV	(2,307)	(302,847)	26.1
Intervest Offices & Warehouses NV	(4,159)	(85,219)	7.4
KBC Ancora	(6,580)	(314,125)	27.1
Kinepolis Group NV	(11,728)	(588,960)	50.8
Recticel SA	(7,091)	(100,183)	8.6
Tessenderlo Group SA	(19,360)	(636,348)	54.9
VGP NV	(3,505)	(364,152)	31.4
Xior Student Housing NV	(4,422)	(139,392)	12.0

		(5,414,006)

Bermuda
Cool Co. Ltd.	(31,842)	(398,098)	34.3

Canada
Absolute Software Corp.	(23,284)	(183,981)	15.9

S C H E D U L E O F I N V E S T M E N T S	81

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

Canada (continued)
ADENTRA, Inc.	(11,090)	$(215,322)	18.6%
Ag Growth International, Inc.	(3,001)	(132,801)	11.5
Algoma Steel Group, Inc.	(11,739)	(87,443)	7.5
Allied Properties Real Estate Investment Trust	(33,508)	(569,694)	49.2
Altus Group Ltd.	(4,932)	(198,295)	17.1
Andlauer Healthcare Group, Inc.	(1,335)	(51,337)	4.4
ATS Corp.	(15,093)	(653,829)	56.4
Brookfield Reinsurance Ltd.	(3,651)	(119,780)	10.3
Calian Group Ltd.	(174)	(8,160)	0.7
Canadian Western Bank	(33,103)	(600,620)	51.8
Cascades, Inc.	(36,708)	(302,550)	26.1
Choice Properties Real Estate Investment Trust	(52,141)	(570,020)	49.2
Cogeco, Inc.	(4,231)	(182,176)	15.7
Converge Technology Solutions Corp.	(135,673)	(334,992)	28.9
Corby Spirit and Wine Ltd.	(490)	(5,691)	0.5
Definity Financial Corp.	(10,685)	(292,725)	25.3
Denison Mines Corp.	(88,191)	(98,031)	8.5
Docebo, Inc.	(2,478)	(97,297)	8.4
Dye & Durham Ltd.	(16,383)	(176,636)	15.2
Enerflex Ltd.	(44,454)	(272,811)	23.5
Enghouse Systems Ltd.	(1,739)	(48,452)	4.2
EQB, Inc.	(356)	(15,974)	1.4
Equinox Gold Corp.	(2,939)	(14,505)	1.3
Fiera Capital Corp.	(3,316)	(18,403)	1.6
Filo Mining Corp.	(26,321)	(443,391)	38.3
Headwater Exploration, Inc.	(52,759)	(245,110)	21.1
i-80 Gold Corp.	(37,120)	(94,241)	8.1
InterRent Real Estate Investment Trust	(105,068)	(1,016,828)	87.7
Jamieson Wellness, Inc.	(2,269)	(56,662)	4.9
K92 Mining, Inc.	(3,432)	(16,526)	1.4
Killam Apartment Real Estate Investment Trust	(29,109)	(365,844)	31.6
Labrador Iron Ore Royalty Corp.	(11,115)	(253,686)	21.9
Lassonde Industries, Inc.	(323)	(23,405)	2.0
MAG Silver Corp.	(30,536)	(401,529)	34.6
Maple Leaf Foods, Inc.	(38,017)	(787,445)	67.9
Minto Apartment Real Estate Investment Trust	(42,337)	(447,586)	38.6
North West Co., Inc.	(16,532)	(490,459)	42.3
NorthWest Healthcare Properties Real Estate Investment Trust	(62,977)	(383,334)	33.1
Orla Mining Ltd.	(44,373)	(202,848)	17.5
Osisko Mining, Inc.	(13,111)	(37,818)	3.3
Park Lawn Corp.	(5,386)	(106,124)	9.2
Pipestone Energy Corp.	(204,177)	(381,564)	32.9
Pollard Banknote Ltd.	(7,921)	(141,631)	12.2
Premium Brands Holdings Corp.	(7,102)	(539,330)	46.5
Primaris Real Estate Investment Trust	(6,328)	(63,151)	5.5
Seabridge Gold, Inc.	(971)	(13,515)	1.2
Sienna Senior Living, Inc.	(37,311)	(303,665)	26.2
SilverCrest Metals, Inc.	(68,318)	(452,595)	39.0
Skeena Resources Ltd.	(126,404)	(860,535)	74.2
Spartan Delta Corp.	(57,424)	(656,944)	56.7
Stella-Jones, Inc.	(1,500)	(59,378)	5.1
StorageVault Canada, Inc.	(131,377)	(568,267)	49.0
Trisura Group Ltd.	(6,707)	(156,554)	13.5
Victoria Gold Corp.	(20,558)	(149,937)	12.9
Westshore Terminals Investment Corp.	(615)	(12,687)	1.1
Winpak Ltd.	(12,057)	(406,210)	35.0
Xenon Pharmaceuticals, Inc.	(18,544)	(746,952)	64.4

		(16,137,276)

Security	Shares	Value	% of Basket Value

China
AustAsia Group Ltd.	(13,597)	$(5,543)	0.5%
E-Commodities Holdings Ltd.	(118,000)	(19,594)	1.7
Fosun Tourism Group	(187,800)	(218,915)	18.9
TI Fluid Systems PLC	(166,621)	(218,208)	18.8
Vesync Co. Ltd.	(42,000)	(16,373)	1.4
Yanlord Land Group Ltd.	(414,500)	(265,010)	22.8

		(743,643)

Colombia
Frontera Energy Corp.	(8,851)	(84,775)	7.3

Cyprus
Atalaya Mining PLC	(7,193)	(29,439)	2.5

Denmark
NTG Nordic Transport Group A/S	(6,158)	(324,728)	28.0
Solar A/S, B Shares	(551)	(44,730)	3.9
Trifork Holding AG	(733)	(17,291)	1.5

		(386,749)

Egypt
Energean PLC	(43,374)	(664,455)	57.3

Finland
Aktia Bank OYJ	(20,417)	(203,744)	17.6
Anora Group OYJ	(24,503)	(141,994)	12.3
Jervois Global Ltd.	(659,199)	(39,369)	3.4
Konecranes OYJ	(14,993)	(582,890)	50.3
Metsa Board OYJ	(51,604)	(369,103)	31.9
Musti Group OYJ	(2,158)	(44,385)	3.8
Oriola OYJ	(13,980)	(22,219)	1.9
Puuilo OYJ	(17,825)	(136,705)	11.8
Sanoma OYJ	(15,268)	(131,318)	11.3
Talenom OYJ	(5,694)	(47,997)	4.1
TietoEVRY OYJ	(9,324)	(295,780)	25.5
Tokmanni Group Corp.	(48,161)	(653,682)	56.4

		(2,669,186)

France
ABC arbitrage	(7,452)	(49,351)	4.3
Altarea SCA	(2,389)	(310,190)	26.8
Alten SA	(4,919)	(829,935)	71.6
Antin Infrastructure Partners SA	(20,052)	(335,612)	28.9
Carmila SA	(4,145)	(69,691)	6.0
CGG SA	(541,861)	(402,057)	34.7
Chargeurs SA	(2,693)	(43,877)	3.8
Coface SA	(24,655)	(374,604)	32.3
Derichebourg SA	(4,156)	(25,505)	2.2
Euroapi SA	(24,220)	(288,669)	24.9
Fnac Darty SA	(5,962)	(222,929)	19.2
ID Logistics Group	(37)	(10,783)	0.9
Imerys SA	(29,579)	(1,206,655)	104.1
LISI	(5,491)	(154,409)	13.3
Maisons du Monde SA	(5,549)	(58,039)	5.0
Metropole Television SA	(6,816)	(109,112)	9.4
Societe BIC SA	(3,919)	(239,798)	20.7
Sopra Steria Group SACA	(2,006)	(430,856)	37.2
Trigano SA	(2,611)	(337,298)	29.1
Voltalia SA, Registered Shares	(34,642)	(522,564)	45.1

		(6,021,934)

Gambia
BW Energy Ltd.	(14,253)	(39,019)	3.4

82	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

Germany
About You Holding SE	(2,018)	$(12,328)	1.1%
ADVA Optical Networking SE	(4,000)	(87,444)	7.6
Auto1 Group SE	(14,866)	(116,402)	10.0
BayWa AG	(6,734)	(286,138)	24.7
CANCOM SE	(7,811)	(279,380)	24.1
Ceconomy AG	(21,772)	(65,949)	5.7
Cewe Stiftung & Co. KGAA	(2,708)	(276,622)	23.9
CompuGroup Medical SE & Co. KgaA	(2,729)	(148,854)	12.8
Dermapharm Holding SE	(2,463)	(122,988)	10.6
DIC Asset AG	(21,669)	(163,601)	14.1
Energiekontor AG	(3,536)	(280,897)	24.2
Hamborner REIT AG	(18,729)	(146,549)	12.6
Hamburger Hafen und Logistik AG	(5,760)	(78,839)	6.8
Hypoport SE	(880)	(140,011)	12.1
Indus Holding AG	(2,821)	(82,893)	7.2
Instone Real Estate Group SE	(6,345)	(50,316)	4.3
Jenoptik AG	(17,251)	(546,264)	47.1
JOST Werke SE	(2,262)	(123,969)	10.7
KWS Saat SE & Co. KGaA	(153)	(9,840)	0.9
MBB SE	(184)	(16,643)	1.4
Medios AG	(7,683)	(152,838)	13.2
Mercer International, Inc.	(6,204)	(60,365)	5.2
Norma Group SE	(15,580)	(367,430)	31.7
PNE AG	(22,424)	(363,608)	31.4
SGL Carbon SE	(18,608)	(170,231)	14.7
Sirius Real Estate Ltd.	(315,455)	(314,560)	27.1
Software AG	(4,985)	(170,489)	14.7
Softwareone Holding AG	(18,536)	(278,109)	24.0
STRATEC SE	(434)	(29,624)	2.6
Stroeer SE & Co. KGaA	(16,775)	(912,741)	78.7
Synlab AG	(1,236)	(12,949)	1.1
Takkt AG	(7,529)	(119,612)	10.3
Vossloh AG	(200)	(9,097)	0.8
Wuestenrot & Wuerttembergische AG	(5,937)	(107,135)	9.2

		(6,104,715)

Ghana
Kosmos Energy Ltd.	(50,160)	(321,024)	27.7
Tullow Oil PLC	(2,707,728)	(935,081)	80.7

		(1,256,105)

Hong Kong
Cadeler A/S	(52,199)	(230,719)	19.9
CK Life Sciences Int’l Holdings, Inc.	(486,000)	(49,059)	4.2
C-Mer Eye Care Holdings Ltd.	(12,000)	(6,874)	0.6
EC Healthcare	(63,000)	(42,421)	3.7
Pacific Textiles Holdings Ltd.	(40,000)	(12,870)	1.1
Prosperity REIT	(462,000)	(112,065)	9.7
SUNeVision Holdings Ltd.	(160,000)	(90,909)	7.8
Viva China Holdings Ltd.	(128,000)	(21,730)	1.9

		(566,647)

Indonesia
Nickel Industries Ltd.	(135,380)	(87,313)	7.5

Ireland
C&C Group PLC	(493,928)	(957,705)	82.6
Cairn Homes PLC	(80,431)	(90,028)	7.8
Cosmo Pharmaceuticals NV	(1,488)	(89,252)	7.7

Security	Shares	Value	% of Basket Value

Ireland (continued)
Keywords Studios PLC	(4,228)	$(141,676)	12.2%
Prothena Corp. PLC	(8,994)	(473,264)	40.8

		(1,751,925)

Israel
Camtek Ltd.	(3,382)	(87,181)	7.5
Innoviz Technologies Ltd.	(3,424)	(8,560)	0.8
Isracard Ltd.	(6,057)	(24,519)	2.1
JFrog Ltd.	(1,141)	(21,188)	1.8
Maytronics Ltd.	(1,726)	(18,056)	1.6
Nano Dimension Ltd., ADR	(14,727)	(36,376)	3.1
Nova Ltd.	(4,776)	(441,501)	38.1
Paz Oil Co. Ltd.	(478)	(44,761)	3.9
Perion Network Ltd.	(4,089)	(146,355)	12.6
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	(166)	(9,427)	0.8

		(837,924)

Italy
ACEA SpA	(6,719)	(97,743)	8.4
Anima Holding SpA	(2,215)	(9,129)	0.8
Antares Vision SpA	(15,769)	(114,871)	9.9
Ariston Holding NV	(2,749)	(31,155)	2.7
BFF Bank SpA	(28,555)	(272,434)	23.5
Danieli & C Officine Meccaniche SpA	(1,123)	(22,813)	2.0
Digital Bros SpA	(14,669)	(330,921)	28.5
doValue SpA	(5,973)	(41,603)	3.6
Enav SpA	(6,426)	(29,965)	2.6
Esprinet SpA	(5,635)	(49,484)	4.3
Fila SpA	(9,028)	(74,186)	6.4
Gruppo MutuiOnline SpA	(803)	(24,842)	2.1
GVS SpA	(10,370)	(70,205)	6.1
Illimity Bank SpA	(8,037)	(56,236)	4.8
Industrie De Nora SpA	(8,460)	(167,430)	14.4
MARR SpA	(5,356)	(83,282)	7.2
MFE-MediaForEurope NV	(472,901)	(221,627)	19.1
Safilo Group SpA	(66,245)	(94,637)	8.2
Salvatore Ferragamo SpA	(1,382)	(24,094)	2.1
Saras SpA	(126,250)	(161,799)	14.0
Tamburi Investment Partners SpA	(2,269)	(21,499)	1.8
Technogym SpA	(40,857)	(369,901)	31.9
Technoprobe SpA	(22,323)	(157,713)	13.6

		(2,527,569)

Japan
ADEKA Corp.	(26,300)	(450,037)	38.8
Advance Logistics Investment Corp.	(157)	(161,209)	13.9
Aeon Hokkaido Corp.	(23,800)	(144,757)	12.5
Aichi Financial Group, Inc.	(17,400)	(276,931)	23.9
Aiful Corp.	(188,800)	(520,376)	44.9
Airtrip Corp.	(5,600)	(114,111)	9.8
Alpha Systems, Inc.	(3,600)	(111,009)	9.6
Appier Group, Inc.	(31,400)	(361,521)	31.2
ARCLANDS Corp.	(87,400)	(1,002,340)	86.5
Arcs Co. Ltd.	(14,100)	(259,679)	22.4
ARTERIA Networks Corp.	(17,500)	(169,857)	14.7
Asahi Holdings, Inc.	(75,000)	(1,119,368)	96.6
Atom Corp.	(160,900)	(1,004,190)	86.6
Awa Bank Ltd.	(27,600)	(418,308)	36.1
Axial Retailing, Inc.	(7,700)	(202,496)	17.5
Belc Co. Ltd.	(5,400)	(247,114)	21.3

S C H E D U L E O F I N V E S T M E N T S	83

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

Japan (continued)
BML, Inc.	(2,400)	$(54,624)	4.7%
Bushiroad, Inc.	(2,000)	(13,285)	1.1
Canon Electronics, Inc.	(1,600)	(22,087)	1.9
Cawachi Ltd.	(2,300)	(39,947)	3.4
Change Holdings, Inc.	(38,000)	(652,283)	56.3
Chofu Seisakusho Co. Ltd.	(4,100)	(74,948)	6.5
Chudenko Corp.	(16,400)	(272,466)	23.5
CI Takiron Corp.	(16,800)	(62,711)	5.4
COLOPL, Inc.	(36,100)	(172,000)	14.8
Colowide Co. Ltd.	(39,500)	(613,137)	52.9
Comforia Residential REIT, Inc.	(72)	(182,545)	15.7
CRE Logistics REIT, Inc.	(288)	(401,899)	34.7
Create Restaurants Holdings, Inc.	(31,600)	(233,730)	20.2
Cyberdyne, Inc.	(6,500)	(13,622)	1.2
Daiho Corp.	(8,000)	(232,823)	20.1
Daiki Aluminium Industry Co. Ltd.	(41,300)	(429,454)	37.0
Daikokutenbussan Co. Ltd.	(4,200)	(170,437)	14.7
Daishi Hokuetsu Financial Group, Inc.	(41,000)	(925,595)	79.8
Daiwabo Holdings Co. Ltd.	(23,800)	(454,804)	39.2
DCM Holdings Co. Ltd.	(52,300)	(554,394)	47.8
Dexerials Corp.	(25,500)	(491,677)	42.4
Duskin Co. Ltd.	(18,900)	(469,677)	40.5
Earth Corp.	(2,400)	(89,126)	7.7
EDION Corp.	(29,700)	(296,113)	25.5
eRex Co. Ltd.	(10,500)	(136,136)	11.7
ES-Con Japan Ltd.	(59,900)	(387,502)	33.4
Exedy Corp.	(66,900)	(975,193)	84.1
Ferrotec Holdings Corp.	(7,700)	(176,496)	15.2
Fuji Seal International, Inc.	(8,600)	(99,026)	8.5
Fuji Soft, Inc.	(2,600)	(157,369)	13.6
Fujicco Co. Ltd.	(17,900)	(256,757)	22.2
Fujio Food Group, Inc.	(52,500)	(551,276)	47.6
Fujitec Co. Ltd.	(22,500)	(607,052)	52.4
Fukushima Galilei Co. Ltd.	(4,300)	(164,209)	14.2
Fukuyama Transporting Co. Ltd.	(10,000)	(270,770)	23.4
Furukawa Co. Ltd.	(8,400)	(84,116)	7.3
Globeride, Inc.	(22,700)	(421,616)	36.4
Glory Ltd.	(42,100)	(907,108)	78.3
GMO Financial Holdings, Inc.	(29,300)	(135,570)	11.7
GMO GlobalSign Holdings KK	(7,600)	(218,647)	18.9
Gunze Ltd.	(11,100)	(388,956)	33.6
Hakuto Co. Ltd.	(4,100)	(130,517)	11.3
Hazama Ando Corp.	(18,800)	(125,702)	10.8
Heiwa Real Estate REIT, Inc.	(539)	(639,447)	55.2
Heiwado Co. Ltd.	(13,800)	(212,430)	18.3
Hirata Corp.	(6,300)	(318,668)	27.5
HIS Co. Ltd.	(43,000)	(656,518)	56.6
Hokkaido Electric Power Co., Inc.	(69,200)	(264,150)	22.8
Hokuetsu Corp.	(77,000)	(516,176)	44.5
Hokuhoku Financial Group, Inc.	(58,000)	(423,526)	36.5
Hokuriku Electric Power Co	(17,900)	(84,728)	7.3
Hokuto Corp.	(29,300)	(407,504)	35.2
Hoshino Resorts REIT, Inc.	(73)	(385,322)	33.2
Hyakugo Bank Ltd.	(125,000)	(365,694)	31.5
Ichibanya Co. Ltd.	(3,100)	(124,758)	10.8
Idec Corp.	(1,100)	(27,293)	2.4
Iino Kaiun Kaisha Ltd.	(11,700)	(89,269)	7.7
Inabata & Co. Ltd.	(25,900)	(535,685)	46.2
Inageya Co. Ltd.	(7,000)	(85,881)	7.4
Insource Co. Ltd.	(15,500)	(144,139)	12.4
Iriso Electronics Co. Ltd.	(5,700)	(197,779)	17.1
Itochu Enex Co. Ltd.	(12,300)	(106,647)	9.2

Security	Shares	Value	% of Basket Value

Japan (continued)
Itochu-Shokuhin Co. Ltd.	(2,700)	$(109,655)	9.5%
J Trust Co. Ltd.	(24,100)	(71,274)	6.1
Jaccs Co. Ltd.	(5,900)	(200,376)	17.3
Japan Display, Inc.	(317,100)	(97,447)	8.4
JDC Corp.	(17,700)	(81,148)	7.0
J-Oil Mills, Inc.	(15,100)	(181,570)	15.7
Joshin Denki Co. Ltd.	(32,300)	(488,103)	42.1
JTOWER, Inc.	(7,800)	(340,340)	29.4
Juroku Financial Group, Inc.	(11,400)	(255,674)	22.1
Kameda Seika Co. Ltd.	(4,200)	(141,712)	12.2
Kanamoto Co. Ltd.	(11,900)	(201,987)	17.4
Kanto Denka Kogyo Co. Ltd.	(14,900)	(114,529)	9.9
Kappa Create Co. Ltd.	(39,900)	(449,156)	38.7
Katakura Industries Co. Ltd.	(6,500)	(88,006)	7.6
Keiyo Bank Ltd.	(41,500)	(174,688)	15.1
Keiyo Co. Ltd.	(4,600)	(28,823)	2.5
Kenedix Residential Next Investment Corp.	(76)	(120,794)	10.4
KH Neochem Co. Ltd.	(14,800)	(258,617)	22.3
Kisoji Co. Ltd.	(31,000)	(544,749)	47.0
Ki-Star Real Estate Co. Ltd.	(46,400)	(1,413,505)	121.9
Kiyo Bank Ltd.	(65,100)	(771,095)	66.5
Koa Corp.	(22,300)	(283,684)	24.5
Kohnan Shoji Co. Ltd.	(25,400)	(694,030)	59.9
Komeri Co. Ltd.	(27,400)	(645,096)	55.7
Konishi Co. Ltd.	(12,600)	(191,615)	16.5
Kumagai Gumi Co. Ltd.	(12,000)	(258,455)	22.3
Kura Sushi, Inc.	(16,300)	(395,641)	34.1
KYB Corp.	(27,600)	(891,904)	76.9
Kyoei Steel Ltd.	(3,900)	(53,357)	4.6
Leopalace21 Corp.	(166,500)	(445,511)	38.4
LITALICO, Inc.	(4,700)	(85,356)	7.4
Macnica Holdings, Inc.	(9,100)	(253,362)	21.9
Makino Milling Machine Co. Ltd.	(2,500)	(92,617)	8.0
Management Solutions Co. Ltd.	(8,900)	(213,779)	18.4
Maruha Nichiro Corp.	(20,700)	(390,354)	33.7
Maruwa Co. Ltd.	(1,300)	(168,069)	14.5
Matsuda Sangyo Co. Ltd.	(8,500)	(143,164)	12.4
Maxvalu Tokai Co. Ltd.	(1,500)	(30,299)	2.6
Medley, Inc.	(500)	(13,252)	1.1
Meiko Electronics Co. Ltd.	(7,800)	(159,556)	13.8
Micronics Japan Co. Ltd.	(11,400)	(105,331)	9.1
Mirai Corp.	(87)	(29,455)	2.5
MIRAIT ONE corp	(16,100)	(202,652)	17.5
Mitani Sekisan Co. Ltd.	(4,400)	(157,530)	13.6
Mitsubishi Estate Logistics REIT Investment Corp.	(106)	(329,283)	28.4
Mitsubishi Logisnext Co. Ltd.	(1,900)	(14,012)	1.2
Mitsubishi Research Institute, Inc.	(1,900)	(69,850)	6.0
Mitsuboshi Belting Ltd.	(8,100)	(235,161)	20.3
Mitsuuroko Group Holdings Co. Ltd.	(11,900)	(118,299)	10.2
Musashi Seimitsu Industry Co. Ltd.	(45,800)	(625,610)	54.0
Musashino Bank Ltd.	(1,600)	(26,327)	2.3
Nachi-Fujikoshi Corp.	(19,300)	(552,782)	47.7
Nafco Co. Ltd.	(1,900)	(26,293)	2.3
Nagawa Co. Ltd.	(8,300)	(392,787)	33.9
Nanto Bank Ltd.	(21,400)	(395,032)	34.1
Nichiha Corp.	(8,700)	(186,230)	16.1
Nihon Parkerizing Co. Ltd.	(13,600)	(107,843)	9.3
Nikkiso Co. Ltd.	(9,500)	(67,611)	5.8
Nikkon Holdings Co. Ltd.	(6,000)	(117,760)	10.2
Nippon Carbon Co. Ltd.	(27,200)	(844,651)	72.9
Nippon Pillar Packing Co. Ltd.	(2,700)	(76,043)	6.6

84	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

Japan (continued)
Nippon Signal Company Ltd.	(9,800)	$(81,102)	7.0%
Nippon Television Holdings, Inc.	(16,900)	(154,018)	13.3
Nishimatsu Construction Co. Ltd.	(11,200)	(298,215)	25.7
Nishimatsuya Chain Co. Ltd.	(29,000)	(348,672)	30.1
Nishio Holdings Co. Ltd.	(6,600)	(158,887)	13.7
Nissha Co. Ltd.	(37,100)	(513,029)	44.3
Nitta Corp.	(3,700)	(85,278)	7.4
Nitto Kogyo Corp.	(10,100)	(202,595)	17.5
Nojima Corp.	(23,600)	(256,480)	22.1
Noritake Co. Ltd.	(3,200)	(111,341)	9.6
Noritz Corp.	(10,300)	(141,488)	12.2
North Pacific Bank Ltd.	(16,200)	(35,116)	3.0
NS United Kaiun Kaisha Ltd.	(22,800)	(677,811)	58.5
NTT UD REIT Investment Corp.	(315)	(307,729)	26.5
Ogaki Kyoritsu Bank Ltd.	(42,800)	(590,624)	51.0
Ohsho Food Service Corp.	(3,600)	(166,142)	14.3
Oisix ra daichi, Inc.	(31,800)	(602,821)	52.0
Okasan Securities Group, Inc.	(60,300)	(192,490)	16.6
One REIT, Inc.	(222)	(397,970)	34.3
Open Door, Inc.	(44,800)	(489,586)	42.2
Optorun Co. Ltd.	(4,100)	(63,360)	5.5
Organo Corp.	(18,500)	(452,613)	39.0
Osaka Soda Co. Ltd.	(8,700)	(285,280)	24.6
OSAKA Titanium Technologies Co. Ltd.	(4,200)	(90,503)	7.8
Pacific Industrial Co. Ltd.	(28,900)	(264,359)	22.8
PAL GROUP Holdings Co. Ltd.	(7,800)	(181,617)	15.7
Paramount Bed Holdings Co. Ltd.	(3,500)	(62,879)	5.4
Pharma Foods International Co. Ltd.	(39,100)	(513,368)	44.3
Piolax, Inc.	(15,100)	(227,118)	19.6
Prima Meat Packers Ltd.	(8,200)	(140,680)	12.1
Raiznext Corp.	(2,700)	(29,282)	2.5
Raksul, Inc.	(14,100)	(145,495)	12.6
Retail Partners Co. Ltd.	(4,300)	(48,969)	4.2
Ricoh Leasing Co. Ltd.	(8,200)	(240,288)	20.7
Riken Keiki Co. Ltd.	(7,600)	(296,007)	25.5
Riken Vitamin Co. Ltd.	(7,300)	(110,917)	9.6
Ringer Hut Co. Ltd.	(22,100)	(397,501)	34.3
Roland Corp.	(10,300)	(312,882)	27.0
Rorze Corp.	(11,200)	(840,438)	72.5
Ryosan Co. Ltd.	(3,700)	(88,565)	7.6
Ryoyo Electro Corp.	(6,800)	(125,701)	10.8
Saibu Gas Holdings Co. Ltd.	(14,500)	(204,515)	17.6
Sakata INX Corp.	(7,500)	(61,975)	5.3
SAMTY Co. Ltd.	(28,200)	(466,264)	40.2
Samty Residential Investment Corp.	(218)	(188,068)	16.2
San-A Co. Ltd.	(2,000)	(68,521)	5.9
San-Ai Obbli Co. Ltd.	(4,600)	(49,095)	4.2
SanBio Co. Ltd.	(4,000)	(18,720)	1.6
Sanki Engineering Co. Ltd.	(23,800)	(266,599)	23.0
Sansan, Inc.	(19,100)	(259,805)	22.4
Sanyo Denki Co. Ltd.	(9,900)	(500,587)	43.2
SB Technology Corp.	(6,400)	(110,684)	9.5
SBS Holdings, Inc.	(16,800)	(414,810)	35.8
Seiko Group Corp.	(11,200)	(249,016)	21.5
Sekisui Jushi Corp.	(18,200)	(296,097)	25.5
Senko Group Holdings Co. Ltd.	(68,100)	(493,046)	42.5
Shibaura Machine Co. Ltd.	(6,700)	(158,106)	13.6
Shibuya Corp.	(4,000)	(74,968)	6.5
Shiga Bank Ltd.	(13,600)	(287,195)	24.8
Shikoku Kasei Holdings Corp.	(3,900)	(41,186)	3.6
Shin Nippon Biomedical Laboratories Ltd.	(23,400)	(433,157)	37.4

Security	Shares	Value	% of Basket Value

Japan (continued)
Showa Sangyo Co. Ltd.	(13,400)	$(267,195)	23.1%
Simplex Holdings, Inc.	(19,000)	(335,117)	28.9
SKY Perfect JSAT Holdings, Inc.	(19,300)	(76,263)	6.6
SOSiLA Logistics REIT, Inc.	(176)	(177,320)	15.3
Sparx Group Co. Ltd.	(600)	(6,634)	0.6
Sumitomo Densetsu Co. Ltd.	(6,300)	(132,699)	11.4
Sumitomo Osaka Cement Co. Ltd.	(11,200)	(319,047)	27.5
Suruga Bank Ltd.	(39,800)	(152,897)	13.2
T Hasegawa Co. Ltd.	(16,200)	(390,730)	33.7
Takara Leben Real Estate Investment Corp.	(273)	(186,031)	16.0
Tama Home Co. Ltd.	(800)	(22,172)	1.9
Tenma Corp.	(16,200)	(282,813)	24.4
Toa Corp.	(18,800)	(413,360)	35.7
Toagosei Co. Ltd.	(17,300)	(151,682)	13.1
Toei Co. Ltd.	(2,000)	(272,870)	23.5
Toho Bank Ltd.	(311,900)	(521,587)	45.0
Toho Holdings Co. Ltd.	(19,600)	(396,098)	34.2
TOKAI Holdings Corp.	(51,300)	(337,735)	29.1
Tokai Tokyo Financial Holdings, Inc.	(286,500)	(752,280)	64.9
Tokushu Tokai Paper Co. Ltd.	(11,800)	(260,166)	22.4
Tokuyama Corp.	(28,800)	(475,818)	41.0
Tokyo Electron Device Ltd.	(10,700)	(622,276)	53.7
TOMONY Holdings, Inc.	(115,000)	(316,948)	27.3
Tomy Co. Ltd.	(57,800)	(661,367)	57.1
Topre Corp.	(6,600)	(67,729)	5.8
Toyo Construction Co. Ltd.	(26,800)	(194,507)	16.8
Toyo Gosei Co. Ltd.	(600)	(34,685)	3.0
Toyobo Co. Ltd.	(64,900)	(496,475)	42.8
Trancom Co. Ltd.	(3,400)	(173,050)	14.9
Transcosmos, Inc.	(15,500)	(366,488)	31.6
Tsuburaya Fields Holdings, Inc.	(21,200)	(292,546)	25.2
Tsugami Corp.	(6,800)	(71,547)	6.2
TV Asahi Holdings Corp.	(22,600)	(264,661)	22.8
United Super Markets Holdings, Inc.	(27,800)	(243,254)	21.0
Wacoal Holdings Corp.	(17,800)	(350,643)	30.2
Wacom Co. Ltd.	(36,400)	(187,371)	16.2
Weathernews, Inc.	(2,300)	(116,766)	10.1
WingArc1st, Inc.	(3,300)	(54,518)	4.7
YAMABIKO Corp.	(33,200)	(333,264)	28.7
Yodogawa Steel Works Ltd.	(16,100)	(341,996)	29.5
Yokogawa Bridge Holdings Corp.	(12,000)	(198,963)	17.2
Yokorei Co. Ltd.	(40,300)	(328,499)	28.3
Yonex Co. Ltd.	(20,300)	(245,376)	21.2
Yoshinoya Holdings Co. Ltd.	(18,400)	(344,733)	29.7
Yuasa Trading Co. Ltd.	(500)	(14,713)	1.3
Zojirushi Corp.	(14,100)	(187,444)	16.2

		(69,301,173)

Liechtenstein
Implantica AG, Class A	(7,960)	(14,817)	1.3

Macau
MECOM Power and Construction Ltd.	(102,000)	(18,617)	1.6

Malta
Kindred Group PLC	(34,173)	(417,150)	36.0

Netherlands
AMG Advanced Metallurgical Group NV	(3,847)	(142,478)	12.3
Arcadis NV	(11,699)	(479,409)	41.4
Basic-Fit NV	(615)	(25,876)	2.2
Corbion NV	(594)	(18,543)	1.6
Flow Traders Ltd.	(11,395)	(279,638)	24.1

S C H E D U L E O F I N V E S T M E N T S	85

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

Netherlands (continued)
Fugro NV	(13,574)	$(190,923)	16.5%
Meltwater NV	(192,618)	(319,007)	27.5
NSI NV	(2,312)	(52,619)	4.6
SIF Holding NV	(9)	(118)	0.0
Sligro Food Group NV	(1,555)	(26,910)	2.3
TKH Group NV	(9,105)	(437,021)	37.7

		(1,972,542)

New Zealand
Pushpay Holdings Ltd.	(794,546)	(699,125)	60.3

Norway
Aker Carbon Capture ASA	(76,674)	(80,263)	6.9
Atea ASA	(1,184)	(16,518)	1.4
Crayon Group Holding ASA	(28,103)	(220,983)	19.1
Europris ASA	(28,610)	(208,272)	18.0
FREYR Battery SA	(5,639)	(39,868)	3.4
Hexagon Composites ASA	(49,015)	(151,175)	13.1
Hexagon Purus ASA	(6,508)	(14,069)	1.2
Kahoot! ASA	(156,765)	(415,036)	35.8
MPC Container Ships ASA	(50,200)	(83,849)	7.2
Norske Skog ASA	(12,443)	(56,447)	4.9
Norwegian Air Shuttle ASA	(117,317)	(115,932)	10.0

		(1,402,412)

Philippines
TaskUS, Inc., Class A	(12,513)	(168,425)	14.5

Portugal
Altri SGPS SA	(37,263)	(192,340)	16.6
Corticeira Amorim SGPS SA	(26,110)	(292,291)	25.2
CTT-Correios de Portugal SA	(44,698)	(183,198)	15.8
Navigator Co. SA	(87,431)	(318,280)	27.5
NOS SGPS SA	(81,828)	(356,387)	30.7

		(1,342,496)

Puerto Rico
Liberty Latin America Ltd.	(3,146)	(27,936)	2.4

Singapore
AEM Holdings Ltd.	(158,800)	(404,801)	34.9
CapitaLand China Trust	(15,000)	(12,513)	1.1
Kulicke & Soffa Industries, Inc.	(2,615)	(124,631)	10.8
Lendlease Global Commercial REIT	(100,000)	(52,626)	4.5
OUE Commercial Real Estate Investment Trust	(238,100)	(58,147)	5.0
PARAGON REIT	(149,300)	(104,823)	9.0
Parkway Life Real Estate Investment Trust	(27,700)	(80,696)	7.0
Starhill Global REIT	(394,800)	(155,668)	13.4
TDCX, Inc.	(5,937)	(41,737)	3.6

		(1,035,642)

Spain
Atresmedia Corp. de Medios de Comunicacion SA .	(12,422)	(49,272)	4.3
Befesa SA	(11,937)	(533,119)	46.0
CIE Automotive SA	(3,278)	(98,068)	8.5
Construcciones y Auxiliar de Ferrocarriles SA	(1,893)	(58,293)	5.0
Ence Energia y Celulosa SA	(5,403)	(21,068)	1.8
Faes Farma SA	(57,947)	(202,662)	17.5
Gestamp Automocion SA	(32,293)	(138,439)	11.9
Grenergy Renovables SA	(9,236)	(268,049)	23.1
Linea Directa Aseguradora SA Cia de Seguros y Reaseguros	(62,554)	(57,219)	4.9

Security	Shares	Value	% of Basket Value

Spain (continued)
Opdenergy Holdings SA	(33,903)	$(139,939)	12.1%
Talgo SA	(12,108)	(41,771)	3.6
Vidrala SA	(1,758)	(183,020)	15.8

		(1,790,919)

Sweden
AcadeMedia AB	(131,027)	(658,389)	56.8
AFRY AB	(8,490)	(158,091)	13.6
Attendo AB	(16,823)	(59,095)	5.1
Beijer Alma AB	(13,224)	(298,119)	25.7
Bilia AB, A Shares	(7,676)	(85,699)	7.4
Billerud AB	(74,211)	(705,604)	60.9
BioArctic AB	(14,886)	(381,235)	32.9
Cibus Nordic Real Estate AB	(9,312)	(98,579)	8.5
Cint Group AB	(37,077)	(57,846)	5.0
Clas Ohlson AB, B Shares	(16,619)	(124,269)	10.7
Cloetta AB, B Shares	(15,267)	(32,010)	2.8
Coor Service Management Holding AB	(40,880)	(263,310)	22.7
Creades AB, Class A	(2,210)	(18,180)	1.6
Dios Fastigheter AB	(4,807)	(33,964)	2.9
Dometic Group AB	(14,009)	(99,576)	8.6
Duni AB	(11,762)	(127,410)	11.0
Dustin Group AB	(66,647)	(227,075)	19.6
Electrolux Professional AB	(18,557)	(107,208)	9.2
Fabege AB	(15,334)	(121,728)	10.5
Granges AB	(19,904)	(196,115)	16.9
Hemnet Group AB	(20,089)	(325,977)	28.1
Hexpol AB	(16,657)	(194,338)	16.8
Hufvudstaden AB, A Shares	(51,072)	(721,314)	62.2
Instalco AB	(27,173)	(141,509)	12.2
Investment AB Oresund	(387)	(4,594)	0.4
JM AB	(10,981)	(174,390)	15.0
KNOW IT AB	(2,554)	(58,622)	5.1
Lindab International AB	(16,531)	(262,317)	22.6
Loomis AB	(8,922)	(282,518)	24.4
MEKO AB	(5,108)	(62,045)	5.3
Munters Group AB	(7,941)	(77,248)	6.7
NCC AB, B Shares	(19,004)	(187,360)	16.2
New Wave Group AB, B Shares	(3,724)	(74,537)	6.4
Nordnet AB publ	(7,283)	(113,354)	9.8
OX2 AB	(1,718)	(13,180)	1.1
Pandox AB	(7,590)	(89,482)	7.7
Peab AB	(31,940)	(167,309)	14.4
PowerCell Sweden AB	(9,269)	(77,840)	6.7
Ratos AB, B Shares	(23,095)	(79,132)	6.8
Rvrc Holding AB	(18,287)	(54,101)	4.7
SkiStar AB	(769)	(9,804)	0.8
SSAB AB, B Shares	(59,392)	(397,200)	34.3
Stillfront Group AB	(110,437)	(233,286)	20.1
Surgical Science Sweden AB	(12,678)	(229,500)	19.8
Vestum AB	(14,095)	(18,139)	1.6
Viaplay Group AB	(2,230)	(56,426)	4.9
Wallenstam AB, B Shares	(60,703)	(238,526)	20.6
Wihlborgs Fastigheter AB	(47,614)	(380,929)	32.9

		(8,578,479)

Switzerland
ALSO Holding AG, Registered Shares	(1,895)	(404,128)	34.9
Burckhardt Compression Holding AG	(99)	(60,811)	5.3
Bystronic AG	(232)	(166,555)	14.4

86	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

Switzerland (continued)
Daetwyler Holding AG	(1,176)	$(296,214)	25.6%
dormakaba Holding AG	(1,793)	(799,149)	68.9
EFG International AG	(15,838)	(151,565)	13.1
Forbo Holding AG, Registered Shares	(294)	(430,532)	37.1
Interroll Holding AG, Registered Shares	(101)	(366,693)	31.6
Intershop Holding AG	(106)	(74,049)	6.4
Komax Holding AG, Registered Shares	(1,451)	(382,595)	33.0
Landis&Gyr Group AG	(5,228)	(431,215)	37.2
Leonteq AG	(1,007)	(54,354)	4.7
Mobimo Holding AG, Registered Shares	(1,838)	(490,311)	42.3
OC Oerlikon Corp. AG, Registered Shares	(30,875)	(171,955)	14.8
Peach Property Group AG	(7,568)	(117,644)	10.2
Rieter Holding AG, Registered Shares	(174)	(18,847)	1.6
SFS Group AG	(4,523)	(587,836)	50.7
Siegfried Holding AG, Registered Shares	(664)	(509,118)	43.9
SKAN Group AG	(4,081)	(391,552)	33.8
St Galler Kantonalbank AG, Registered Shares	(958)	(536,778)	46.3
Stadler Rail AG	(12,900)	(533,430)	46.0
TX Group AG	(234)	(27,106)	2.3
Valiant Holding AG, Registered Shares	(1,739)	(201,091)	17.4
Vontobel Holding AG, Registered Shares	(4,475)	(298,193)	25.7
Zehnder Group AG	(783)	(63,621)	5.5
Zur Rose Group AG	(248)	(10,794)	0.9

		(7,576,136)

United Arab Emirates
Network International Holdings PLC	(107,015)	(513,404)	44.3

United Kingdom
Ascential PLC	(33,300)	(105,254)	9.1
Assura PLC	(1,121,194)	(706,278)	60.9
Auction Technology Group PLC	(5,721)	(49,716)	4.3
Balfour Beatty PLC	(173,504)	(822,793)	71.0
Bridgepoint Group PLC, Registered Shares	(43,889)	(131,352)	11.3
Capita PLC	(107,432)	(46,219)	4.0
Close Brothers Group PLC	(11,592)	(130,527)	11.3
Coats Group PLC	(699,905)	(677,851)	58.5
Computacenter PLC	(12,313)	(352,465)	30.4
Craneware PLC	(487)	(8,161)	0.7
Crest Nicholson Holdings PLC	(56,054)	(186,761)	16.1
Currys PLC	(187,553)	(132,817)	11.5
Domino’s Pizza Group PLC	(78,423)	(286,010)	24.7
Elementis PLC	(178,398)	(277,647)	23.9
EMIS Group PLC	(35,376)	(714,616)	61.6
Finablr PLC	(44,203)	(1)	0.0
Firstgroup PLC	(84,749)	(117,793)	10.2
GB Group PLC	(56,035)	(225,974)	19.5
Great Portland Estates PLC	(60,755)	(401,274)	34.6
Greatland Gold PLC	(2,139,980)	(212,986)	18.4
Halfords Group PLC	(116,614)	(304,166)	26.2
Hays PLC	(706,579)	(998,472)	86.1
Home Reit PLC	(350,343)	(146,321)	12.6
Impact Healthcare Reit PLC	(38,501)	(46,702)	4.0
IP Group PLC	(112,582)	(78,387)	6.8
J D Wetherspoon PLC	(19,057)	(168,270)	14.5
John Wood Group PLC	(85,650)	(239,728)	20.7
Kape Technologies PLC	(78,094)	(277,469)	23.9
Keller Group PLC	(6,908)	(57,098)	4.9
Kier Group PLC	(49,834)	(47,371)	4.1
Liontrust Asset Management PLC	(6,703)	(71,371)	6.2
LondonMetric Property PLC	(114,667)	(274,087)	23.6

Security	Shares	Value	% of Basket Value

United Kingdom (continued)
LXI REIT PLC	(1,032,326)	$(1,348,837)	116.4%
Marlowe PLC	(17,409)	(108,430)	9.4
Mitie Group PLC	(533,727)	(609,693)	52.6
Molten Ventures PLC	(90,849)	(314,601)	27.1
Moonpig Group PLC	(7,451)	(12,638)	1.1
NCC Group PLC	(179,292)	(238,590)	20.6
Ninety One PLC	(12,698)	(28,453)	2.5
Pagegroup PLC	(67,180)	(377,874)	32.6
Petrofac Ltd.	(548,849)	(486,075)	41.9
Pets at Home Group PLC	(55,997)	(267,693)	23.1
Playtech PLC	(3,260)	(23,476)	2.0
PRS REIT PLC	(70,150)	(74,855)	6.5
PZ Cussons PLC	(35,132)	(87,190)	7.5
Rathbones Group PLC	(13,408)	(324,693)	28.0
Reach PLC	(224,465)	(235,149)	20.3
Redrow PLC	(17,319)	(111,255)	9.6
Renewi PLC	(63,267)	(470,750)	40.6
S4 Capital PLC	(83,112)	(150,479)	13.0
Spirent Communications PLC	(154,676)	(346,294)	29.9
SSP Group PLC	(131,614)	(420,262)	36.3
Supermarket Income Reit PLC	(206,756)	(224,089)	19.3
Synthomer PLC	(88,616)	(131,384)	11.3
THG PLC	(32,349)	(40,266)	3.5
Tyman PLC	(29,440)	(89,866)	7.7
Urban Logistics REIT PLC	(32,267)	(56,486)	4.9
Volex PLC	(15,179)	(48,136)	4.1
WH Smith PLC	(22,686)	(443,757)	38.3
Wincanton PLC	(46,569)	(123,964)	10.7
Workspace Group PLC	(4,710)	(27,836)	2.4
Yellow Cake PLC	(278,641)	(1,298,537)	112.0

		(16,817,545)

United States
3D Systems Corp.	(26,951)	(246,871)	21.3
4D Molecular Therapeutics, Inc.	(1,786)	(32,166)	2.8
AAR Corp.	(2,646)	(139,656)	12.0
ABM Industries, Inc.	(27,031)	(1,150,980)	99.3
Acadia Realty Trust	(7,574)	(102,325)	8.8
ACCO Brands Corp.	(4,135)	(18,938)	1.6
Accolade, Inc.	(1,074)	(14,531)	1.3
Aclaris Therapeutics, Inc.	(7,752)	(68,915)	5.9
ACV Auctions, Inc., Class B	(12,789)	(166,641)	14.4
AdaptHealth Corp.	(18,955)	(225,185)	19.4
Addus HomeCare Corp.	(2,162)	(176,722)	15.2
Adeia, Inc.	(25,217)	(192,658)	16.6
Adicet Bio, Inc.	(5,006)	(29,235)	2.5
ADMA Biologics, Inc.	(7,766)	(26,016)	2.2
Adtalem Global Education, Inc.	(3,002)	(121,791)	10.5
ADTRAN Holdings, Inc.	(15,761)	(143,740)	12.4
Advantage Solutions, Inc.	(12,880)	(16,486)	1.4
Aehr Test Systems	(11,013)	(272,572)	23.5
Aerovate Therapeutics, Inc.	(3,641)	(76,352)	6.6
AeroVironment, Inc.	(656)	(66,053)	5.7
AerSale Corp.	(762)	(12,329)	1.1
Aeva Technologies, Inc.	(21,530)	(21,356)	1.8
Agiliti, Inc.	(16,181)	(270,546)	23.3
Agilysys, Inc.	(1,595)	(124,474)	10.7
Akero Therapeutics, Inc.	(16,896)	(755,927)	65.2
Alamo Group, Inc.	(1,117)	(197,407)	17.0
Alexander’s, Inc.	(2,010)	(374,001)	32.3
Alkami Technology, Inc.	(28,152)	(337,542)	29.1

S C H E D U L E O F I N V E S T M E N T S	87

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

United States (continued)
Allbirds, Inc., Class A	(177,009)	$(221,261)	19.1%
Allovir, Inc.	(1,174)	(4,039)	0.3
Alphatec Holdings, Inc.	(20,836)	(300,872)	26.0
Altair Engineering, Inc., Class A	(5,283)	(364,791)	31.5
Altus Power, Inc.	(7,621)	(34,599)	3.0
A-Mark Precious Metals, Inc.	(9,340)	(334,372)	28.8
AMC Networks, Inc.	(9,843)	(174,123)	15.0
Amerant Bancorp, Inc.	(10,660)	(198,276)	17.1
Ameresco, Inc., Class A	(5,373)	(223,517)	19.3
American Eagle Outfitters, Inc.	(10,660)	(142,737)	12.3
American States Water Co.	(5,121)	(454,489)	39.2
American Well Corp., Class A	(6,523)	(14,285)	1.2
America’s Car-Mart, Inc.	(5,744)	(461,760)	39.8
Ameris Bancorp	(486)	(16,281)	1.4
Amplitude, Inc.	(4,867)	(55,240)	4.8
Anavex Life Sciences Corp.	(21,460)	(174,684)	15.1
Andersons, Inc.	(1,305)	(58,334)	5.0
ANI Pharmaceuticals, Inc.	(565)	(21,312)	1.8
Anterix, Inc.	(1,330)	(42,001)	3.6
Apartment Investment and Management Co.	(15,846)	(124,074)	10.7
API Group Corp.	(14,773)	(336,233)	29.0
Apollo Commercial Real Estate Finance, Inc.	(21,879)	(221,415)	19.1
Apollo Medical Holdings, Inc.	(1,595)	(56,607)	4.9
Appian Corp., Class A	(17,816)	(668,991)	57.7
ArcBest Corp.	(3,123)	(294,811)	25.4
Arcellx, Inc.	(1,577)	(67,306)	5.8
Arcosa, Inc.	(4,670)	(315,412)	27.2
Arcturus Therapeutics Holdings, Inc.	(12,574)	(334,720)	28.9
Ares Commercial Real Estate Corp.	(31,900)	(274,659)	23.7
Argan, Inc.	(8,294)	(333,668)	28.8
Arko Corp.	(15,643)	(130,775)	11.3
ARMOUR Residential REIT, Inc.	(62,703)	(319,785)	27.6
Array Technologies, Inc.	(12,472)	(255,052)	22.0
Artesian Resources Corp., Class A	(179)	(9,806)	0.8
Atea Pharmaceuticals, Inc.	(14,196)	(46,421)	4.0
Atlantic Union Bankshares Corp.	(14,931)	(427,325)	36.9
Atlanticus Holdings Corp.	(894)	(26,069)	2.3
Avanos Medical, Inc.	(13,788)	(407,298)	35.1
AvePoint, Inc.	(32,429)	(140,742)	12.1
Avidity Biosciences, Inc.	(4,559)	(56,532)	4.9
Axsome Therapeutics, Inc.	(1,230)	(87,982)	7.6
AZZ, Inc.	(8,026)	(302,821)	26.1
Babcock & Wilcox Enterprises, Inc.	(72,972)	(453,886)	39.2
Balchem Corp.	(6,020)	(791,028)	68.2
Banc of California, Inc.	(17,638)	(200,191)	17.3
Bank First Corp.	(167)	(11,421)	1.0
Banner Corp.	(1,587)	(79,223)	6.8
Barnes Group, Inc.	(16,828)	(707,281)	61.0
Barrett Business Services, Inc.	(1,302)	(108,860)	9.4
Beauty Health Co.	(4,246)	(48,659)	4.2
Benson Hill, Inc.	(36,984)	(39,203)	3.4
BioCryst Pharmaceuticals, Inc.	(19,150)	(145,732)	12.6
Biohaven Ltd.	(1,860)	(24,329)	2.1
BioLife Solutions, Inc.	(1,513)	(26,568)	2.3
Bionano Genomics, Inc.	(444,264)	(305,609)	26.4
Bioxcel Therapeutics, Inc.	(17,298)	(356,685)	30.8
Blink Charging Co	(12,775)	(91,086)	7.9
Bloomin’ Brands, Inc.	(23,352)	(578,429)	49.9
Blue Bird Corp.	(1,468)	(27,452)	2.4
Boot Barn Holdings, Inc.	(2,588)	(187,552)	16.2
Boston Omaha Corp., Class A	(9,792)	(200,344)	17.3
Brady Corp., Class A	(4,119)	(210,193)	18.1

Security	Shares	Value	% of Basket Value

United States (continued)
Braze, Inc.	(2,984)	$(87,730)	7.6%
Bridgebio Pharma, Inc.	(1,070)	(15,536)	1.3
Brightsphere Investment Group, Inc.	(16,926)	(382,189)	33.0
BrightSpire Capital, Inc.	(28,899)	(164,724)	14.2
Brinker International, Inc.	(12,894)	(514,728)	44.4
Bristow Group, Inc.	(5,461)	(122,163)	10.5
Brookline Bancorp, Inc.	(1,181)	(11,267)	1.0
BRP Group, Inc., Class A	(22,168)	(558,412)	48.2
Butterfly Network, Inc.	(90,814)	(196,158)	16.9
Cadre Holdings, Inc.	(611)	(12,868)	1.1
Calavo Growers, Inc.	(9,191)	(293,744)	25.3
California Water Service Group	(9,107)	(510,721)	44.1
Callon Petroleum Co.	(5,165)	(171,168)	14.8
Camping World Holdings, Inc., Class A	(25,070)	(561,317)	48.4
Cano Health, Inc.	(116,019)	(134,582)	11.6
Capitol Federal Financial, Inc.	(27,430)	(170,066)	14.7
CareMax, Inc.	(27,979)	(70,507)	6.1
Caribou Biosciences, Inc.	(36,186)	(155,600)	13.4
CarParts.com, Inc.	(5,085)	(24,103)	2.1
Carriage Services, Inc.	(4,828)	(138,612)	12.0
Cars.com, Inc.	(21,012)	(411,205)	35.5
Casella Waste Systems, Inc., Class A	(17,809)	(1,585,001)	136.7
Cass Information Systems, Inc.	(9,135)	(334,158)	28.8
Cathay General Bancorp	(16,874)	(537,774)	46.4
Cavco Industries, Inc.	(1,355)	(406,798)	35.1
CBIZ, Inc.	(359)	(18,916)	1.6
CBL & Associates Properties, Inc.	(794)	(18,365)	1.6
CCC Intelligent Solutions Holdings, Inc.	(52,790)	(458,217)	39.5
Celldex Therapeutics, Inc.	(21,806)	(685,581)	59.1
Centerspace	(5,506)	(310,428)	26.8
Central Garden & Pet Co.	(6,480)	(238,723)	20.6
Central Garden & Pet Co., Class A	(2,807)	(99,171)	8.6
Centrus Energy Corp., Class A	(12,191)	(357,196)	30.8
Cerevel Therapeutics Holdings, Inc.	(14,077)	(408,796)	35.3
Certara, Inc.	(12,458)	(301,110)	26.0
Chase Corp.	(1,833)	(200,402)	17.3
Chesapeake Utilities Corp.	(808)	(99,788)	8.6
Children’s Place, Inc.	(9,514)	(281,995)	24.3
Chuy’s Holdings, Inc.	(2,302)	(80,294)	6.9
City Holding Co.	(2,886)	(263,174)	22.7
Claros Mortgage Trust, Inc.	(1,686)	(20,165)	1.7
Clarus Corp.	(14,825)	(144,247)	12.4
Clearfield, Inc.	(4,204)	(183,631)	15.8
Clearway Energy, Inc., Class C	(8,154)	(247,637)	21.4
Clover Health Investments Corp.	(28,862)	(21,317)	1.8
Cogent Biosciences, Inc.	(16,650)	(179,154)	15.5
Cogent Communications Holdings, Inc.	(15,207)	(1,049,891)	90.6
Cohu, Inc.	(7,141)	(241,651)	20.8
Columbia Financial, Inc.	(15,769)	(264,604)	22.8
Columbus McKinnon Corp.	(4,586)	(159,180)	13.7
Community Bank System, Inc.	(14,772)	(738,009)	63.7
Community Healthcare Trust, Inc.	(12,077)	(432,236)	37.3
Community Trust Bancorp, Inc.	(2,852)	(102,701)	8.9
Compass, Inc.	(2,686)	(6,285)	0.5
Conduent, Inc.	(69,791)	(244,966)	21.1
CONMED Corp.	(2,277)	(285,923)	24.7
Consensus Cloud Solutions, Inc.	(7,218)	(269,448)	23.2
Core Laboratories NV	(1,378)	(31,019)	2.7
Corporate Office Properties Trust	(13,392)	(306,543)	26.4
Couchbase, Inc.	(22,879)	(351,421)	30.3
Coursera, Inc.	(35,071)	(436,283)	37.6
CRA International, Inc.	(189)	(19,871)	1.7

88	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

United States (continued)
Credo Technology Group Holding Ltd.	(61,602)	$(499,592)	43.1%
Crinetics Pharmaceuticals, Inc.	(8,462)	(165,347)	14.3
Cross Country Healthcare, Inc.	(22,938)	(504,177)	43.5
CryoPort, Inc.	(2,804)	(58,996)	5.1
CS Disco, Inc.	(26,742)	(157,243)	13.6
CTI BioPharma Corp.	(65,921)	(320,376)	27.6
CTS Corp.	(5,326)	(208,832)	18.0
Cullinan Oncology, Inc.	(7,603)	(73,977)	6.4
Cushman & Wakefield PLC	(35,872)	(353,339)	30.5
CVB Financial Corp.	(9,750)	(145,958)	12.6
Cymabay Therapeutics, Inc.	(991)	(10,663)	0.9
Cytek Biosciences, Inc.	(15,279)	(175,403)	15.1
Definitive Healthcare Corp.	(4,160)	(44,512)	3.8
Delek US Holdings, Inc.	(7,794)	(169,520)	14.6
Deluxe Corp.	(5,780)	(87,567)	7.6
Denali Therapeutics, Inc.	(2,211)	(54,921)	4.7
DICE Therapeutics, Inc.	(6,061)	(196,983)	17.0
Digital Turbine, Inc.	(64,121)	(752,139)	64.9
Dine Brands Global, Inc.	(3,839)	(249,266)	21.5
DocGo, Inc.	(29,379)	(249,722)	21.5
Donnelley Financial Solutions, Inc.	(10,681)	(461,953)	39.9
Dorman Products, Inc.	(4,170)	(359,287)	31.0
Douglas Dynamics, Inc.	(4,230)	(123,981)	10.7
Douglas Elliman, Inc.	(29,075)	(92,749)	8.0
Dril-Quip, Inc.	(2,314)	(63,126)	5.4
Driven Brands Holdings, Inc.	(2,866)	(87,986)	7.6
Dynavax Technologies Corp.	(3,640)	(37,892)	3.3
Dynex Capital, Inc.	(73,450)	(871,117)	75.1
E2open Parent Holdings, Inc.	(96,484)	(606,884)	52.4
Eagle Bulk Shipping, Inc.	(5,987)	(267,739)	23.1
Eastern Bankshares, Inc.	(460)	(5,359)	0.5
Edgewell Personal Care Co.	(5,308)	(231,800)	20.0
Ellington Financial, Inc.	(39,686)	(506,790)	43.7
Empire State Realty Trust, Inc.	(53,738)	(328,339)	28.3
Enact Holdings, Inc.	(909)	(21,943)	1.9
Encore Capital Group, Inc.	(12,496)	(642,044)	55.4
Energizer Holdings, Inc.	(12,527)	(418,778)	36.1
Energy Fuels, Inc.	(33,572)	(192,830)	16.6
Energy Vault Holdings, Inc.	(12,140)	(20,517)	1.8
EnerSys	(9,684)	(803,481)	69.3
Enhabit, Inc.	(11,907)	(145,861)	12.6
Enovix Corp.	(51,328)	(555,369)	47.9
Enterprise Financial Services Corp.	(2,468)	(105,532)	9.1
ePlus, Inc.	(3,764)	(163,885)	14.1
EQRx, Inc.	(65,324)	(109,744)	9.5
Equity Commonwealth	(11,088)	(229,743)	19.8
Esab Corp.	(7,512)	(438,400)	37.8
ESS Tech, Inc.	(65,167)	(69,729)	6.0
Essential Properties Realty Trust, Inc.	(21,691)	(536,852)	46.3
EverCommerce, Inc.	(4,854)	(58,588)	5.1
EverQuote, Inc.	(6,096)	(42,489)	3.7
Evolent Health, Inc., Class A	(14,076)	(512,507)	44.2
Evolus, Inc.	(20,394)	(178,244)	15.4
Evolv Technologies Holdings, Inc.	(78,476)	(282,514)	24.4
Expro Group Holdings NV	(14,727)	(292,920)	25.3
Farmers National Banc Corp.	(752)	(8,791)	0.8
Farmland Partners, Inc.	(19,246)	(200,928)	17.3
Fastly, Inc.	(3,718)	(54,952)	4.7
FB Financial Corp.	(722)	(21,248)	1.8
Federal Agricultural Mortgage Corp.	(1,543)	(205,666)	17.7
Federal Signal Corp.	(7,318)	(375,999)	32.4
Federated Hermes, Inc.	(17,011)	(704,085)	60.7

Security	Shares	Value	% of Basket Value

United States (continued)
Figs, Inc., Class A	(9,340)	$(67,248)	5.8%
First Advantage Corp.	(13,028)	(167,540)	14.5
First Bancorp/Southern Pines NC	(21,612)	(665,217)	57.4
First Financial Bankshares, Inc.	(9,222)	(269,836)	23.3
First Merchants Corp.	(14,688)	(428,596)	37.0
FirstCash Holdings, Inc.	(597)	(61,509)	5.3
Forestar Group, Inc.	(793)	(15,337)	1.3
FormFactor, Inc.	(2,525)	(68,958)	6.0
Forward Air Corp.	(6,633)	(699,848)	60.4
Four Corners Property Trust, Inc.	(19,270)	(491,578)	42.4
Franchise Group, Inc.	(7,600)	(222,300)	19.2
Fresh Del Monte Produce, Inc.	(5,271)	(151,330)	13.1
Freshpet, Inc.	(7,540)	(520,034)	44.9
Frontdoor, Inc.	(12,503)	(342,082)	29.5
fuboTV, Inc.	(108,041)	(123,167)	10.6
FuelCell Energy, Inc.	(240,223)	(451,619)	39.0
Fulcrum Therapeutics, Inc.	(62,428)	(156,070)	13.5
Funko, Inc., Class A	(42,556)	(419,602)	36.2
Gates Industrial Corp. PLC	(19,083)	(257,048)	22.2
Genworth Financial, Inc., Class A	(125,037)	(726,465)	62.7
German American Bancorp, Inc.	(2,208)	(64,187)	5.5
Geron Corp.	(65,479)	(161,078)	13.9
Getty Realty Corp.	(7,682)	(256,041)	22.1
Gevo, Inc.	(89,966)	(104,361)	9.0
G-III Apparel Group Ltd.	(7,443)	(116,855)	10.1
Glacier Bancorp, Inc.	(17,399)	(578,169)	49.9
Gladstone Commercial Corp.	(10,004)	(119,448)	10.3
Glaukos Corp.	(6,718)	(319,172)	27.5
Global Medical REIT, Inc.	(8,176)	(75,873)	6.5
Global Net Lease, Inc.	(64,497)	(726,236)	62.6
GrafTech International Ltd.	(57,555)	(271,084)	23.4
Graham Holdings Co.	(1,739)	(1,000,916)	86.3
Granite Construction, Inc.	(15,118)	(576,449)	49.7
Great Southern Bancorp, Inc.	(1,846)	(93,924)	8.1
Green Brick Partners, Inc.	(8,020)	(298,905)	25.8
Green Dot Corp., Class A	(7,409)	(127,361)	11.0
Greenbrier Cos., Inc.	(8,036)	(212,552)	18.3
Greif, Inc.	(5,081)	(319,036)	27.5
Grid Dynamics Holdings, Inc.	(8,154)	(88,634)	7.6
Hagerty, Inc.	(10,656)	(106,667)	9.2
Harmonic, Inc.	(24,331)	(342,824)	29.6
Hawaiian Electric Industries, Inc.	(40,847)	(1,601,611)	138.2
Hawkins, Inc.	(581)	(23,438)	2.0
Hayward Holdings, Inc.	(59,326)	(714,285)	61.6
HCI Group, Inc.	(3,431)	(173,814)	15.0
Health Catalyst, Inc.	(1,909)	(24,053)	2.1
HealthStream, Inc.	(1,443)	(35,556)	3.1
Heartland Express, Inc.	(6,403)	(92,715)	8.0
Hecla Mining Co.	(19,986)	(120,915)	10.4
Helios Technologies, Inc.	(5,189)	(312,066)	26.9
Heritage Commerce Corp.	(13,616)	(115,736)	10.0
Heritage-Crystal Clean, Inc.	(7,125)	(249,090)	21.5
Hibbett, Inc.	(7,666)	(416,494)	35.9
Highwoods Properties, Inc.	(8,810)	(201,925)	17.4
Hillenbrand, Inc.	(7,415)	(338,272)	29.2
Hillman Solutions Corp.	(15,927)	(133,787)	11.5
Hilltop Holdings, Inc.	(8,511)	(264,011)	22.8
Hims & Hers Health, Inc.	(8,012)	(92,859)	8.0
Hippo Holdings, Inc.	(5,210)	(95,030)	8.2
HireRight Holdings Corp.	(14,756)	(156,414)	13.5
HNI Corp.	(4,361)	(113,299)	9.8
Home BancShares, Inc.	(39,466)	(859,175)	74.1

S C H E D U L E O F I N V E S T M E N T S	89

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

United States (continued)
Hope Bancorp, Inc.	(6,866)	$(62,481)	5.4%
Hostess Brands, Inc.	(4,838)	(124,627)	10.8
Hyliion Holdings Corp.	(54,078)	(74,087)	6.4
Hyster-Yale Materials Handling, Inc.	(4,496)	(236,759)	20.4
Hyzon Motors, Inc.	(3,383)	(2,813)	0.2
ICF International, Inc.	(256)	(29,184)	2.5
Ichor Holdings Ltd.	(20,793)	(579,085)	50.0
Ideaya Biosciences, Inc.	(1,181)	(21,565)	1.9
IMAX Corp.	(10,931)	(229,004)	19.8
Immunovant, Inc.	(18,901)	(305,062)	26.3
Impinj, Inc.	(6,112)	(540,362)	46.6
Independent Bank Corp.	(8,112)	(454,272)	39.2
Ingevity Corp.	(2,771)	(198,792)	17.2
Ingles Markets, Inc.	(256)	(23,562)	2.0
Inhibrx, Inc.	(7,677)	(161,217)	13.9
Innospec, Inc.	(1,562)	(158,746)	13.7
Inogen, Inc.	(2,197)	(29,242)	2.5
Insmed, Inc.	(14,536)	(283,452)	24.5
Insteel Industries, Inc.	(4,049)	(111,469)	9.6
Intapp, Inc.	(2,844)	(114,670)	9.9
InterDigital, Inc.	(13,097)	(887,191)	76.5
InvenTrust Properties Corp.	(6,684)	(150,724)	13.0
IonQ, Inc.	(45,342)	(249,834)	21.6
Itron, Inc.	(4,039)	(215,683)	18.6
Ivanhoe Electric, Inc.	(1,831)	(21,807)	1.9
Jack in the Box, Inc.	(7,086)	(656,801)	56.7
Jackson Financial, Inc.	(6,341)	(228,339)	19.7
JBG SMITH Properties	(16,618)	(237,139)	20.5
Joby Aviation, Inc.	(207,334)	(897,756)	77.4
John B Sanfilippo & Son, Inc.	(1,734)	(180,249)	15.6
John Wiley & Sons, Inc.	(37,888)	(1,461,340)	126.1
KB Home	(16,323)	(715,274)	61.7
Kelly Services, Inc., Class A	(1,283)	(21,054)	1.8
Kemper Corp.	(5,303)	(257,991)	22.3
Kennedy-Wilson Holdings, Inc.	(36,027)	(604,533)	52.2
Keros Therapeutics, Inc.	(2,799)	(124,150)	10.7
Kezar Life Sciences, Inc.	(5,879)	(14,286)	1.2
Kimball Electronics, Inc.	(8,584)	(172,796)	14.9
Kinetik Holdings, Inc.	(3,918)	(120,674)	10.4
Kiniksa Pharmaceuticals Ltd., Class A	(1,286)	(13,825)	1.2
KKR Real Estate Finance Trust, Inc.	(57,413)	(616,616)	53.2
Koppers Holdings, Inc.	(1,213)	(39,799)	3.4
Krispy Kreme, Inc.	(9,789)	(150,555)	13.0
Kronos Worldwide, Inc.	(7,134)	(66,346)	5.7
Kura Sushi USA, Inc., Class A	(7,938)	(547,087)	47.2
Kyndryl Holdings, Inc.	(7,461)	(107,886)	9.3
Lakeland Bancorp, Inc.	(14,804)	(212,289)	18.3
Latham Group, Inc.	(26,648)	(64,222)	5.5
LCI Industries	(3,712)	(419,308)	36.2
Leonardo DRS, Inc.	(25,645)	(385,957)	33.3
Leslie’s, Inc.	(31,404)	(340,733)	29.4
Lexicon Pharmaceuticals, Inc.	(69,502)	(166,110)	14.3
LGI Homes, Inc.	(6,926)	(822,809)	71.0
Liberty Energy, Inc.	(25,402)	(325,400)	28.1
Liberty Media Corp.-Liberty Braves	(12,527)	(476,277)	41.1
Life Time Group Holdings, Inc.	(23,857)	(495,987)	42.8
Lightwave Logic, Inc.	(16,605)	(74,723)	6.4
Lindblad Expeditions Holdings, Inc.	(1,574)	(17,802)	1.5
Lions Gate Entertainment Corp.	(4,225)	(45,081)	3.9
Lovesac Co	(1,826)	(48,006)	4.1
LTC Properties, Inc.	(15,611)	(522,188)	45.0
Luminar Technologies, Inc.	(56,959)	(342,893)	29.6

Security	Shares	Value	% of Basket Value

United States (continued)
M/I Homes, Inc.	(7,946)	$(537,467)	46.4%
Madison Square Garden Entertainment Corp.	(1,662)	(53,633)	4.6
Magnite, Inc.	(1,593)	(14,974)	1.3
Marcus & Millichap, Inc.	(7,421)	(233,539)	20.1
Masterbrand, Inc.	(54,059)	(436,256)	37.6
Materion Corp.	(4,583)	(496,385)	42.8
Mativ Holdings, Inc.	(13,089)	(253,534)	21.9
Matterport, Inc.	(115,604)	(269,357)	23.2
Matthews International Corp.	(20,335)	(770,086)	66.4
MaxCyte, Inc.	(3,944)	(19,720)	1.7
Maxeon Solar Technologies Ltd.	(5,909)	(166,102)	14.3
Mercury Systems, Inc.	(14,488)	(690,643)	59.6
MeridianLink, Inc.	(16,182)	(241,759)	20.9
Mesa Laboratories, Inc.	(2,172)	(361,660)	31.2
Methode Electronics, Inc.	(8,790)	(360,302)	31.1
Microvast Holdings, Inc.	(9,994)	(10,494)	0.9
MicroVision, Inc.	(52,255)	(104,510)	9.0
Middlesex Water Co	(162)	(11,823)	1.0
MillerKnoll, Inc.	(15,689)	(266,870)	23.0
Minerals Technologies, Inc.	(6,456)	(382,583)	33.0
Mirati Therapeutics, Inc.	(2,696)	(119,460)	10.3
Mirum Pharmaceuticals, Inc.	(10,261)	(275,508)	23.8
Mission Produce, Inc.	(21,161)	(241,024)	20.8
Modine Manufacturing Co.	(4,236)	(88,575)	7.6
Moelis & Co., Class A	(14,226)	(538,881)	46.5
Monro, Inc.	(1,308)	(63,935)	5.5
Montrose Environmental Group, Inc.	(6,449)	(196,437)	16.9
Morphic Holding, Inc.	(4,663)	(220,373)	19.0
Mueller Water Products, Inc., Class A	(73,416)	(983,774)	84.9
N-able, Inc.	(22,807)	(290,789)	25.1
NanoString Technologies, Inc.	(8,518)	(83,476)	7.2
National Bank Holdings Corp.	(3,470)	(110,346)	9.5
National Health Investors, Inc.	(4,889)	(243,326)	21.0
National Presto Industries, Inc.	(7,268)	(494,369)	42.6
Navitas Semiconductor Corp.	(23,713)	(126,390)	10.9
NBT Bancorp, Inc.	(6,159)	(198,566)	17.1
nCino, Inc.	(19,337)	(478,204)	41.3
Necessity Retail REIT, Inc.	(20,601)	(113,512)	9.8
Nelnet, Inc.	(10,045)	(967,334)	83.4
NetScout Systems, Inc.	(10,270)	(279,447)	24.1
NETSTREIT Corp.	(32,490)	(591,968)	51.1
NewMarket Corp.	(2,769)	(1,106,492)	95.5
NextDecade Corp.	(32,185)	(200,513)	17.3
Nextdoor Holdings, Inc.	(166,159)	(350,595)	30.2
NexTier Oilfield Solutions, Inc.	(62,452)	(504,612)	43.5
Nicolet Bankshares, Inc.	(1,390)	(79,661)	6.9
nLight, Inc.	(24,084)	(211,217)	18.2
NMI Holdings, Inc., Class A	(6,000)	(140,400)	12.1
Northern Oil and Gas, Inc.	(30,405)	(1,008,534)	87.0
Northfield Bancorp, Inc.	(15,418)	(160,656)	13.9
Northwest Bancshares, Inc.	(28,711)	(335,632)	29.0
Northwest Natural Holding Co.	(2,141)	(100,541)	8.7
NorthWestern Corp.	(28,714)	(1,683,215)	145.2
Nu Skin Enterprises, Inc., Class A	(7,636)	(301,317)	26.0
Nuvalent, Inc., Class A	(6,181)	(218,746)	18.9
Nuvation Bio, Inc.	(4,406)	(7,094)	0.6
ODP Corp.	(14,232)	(614,965)	53.1
Office Properties Income Trust	(1,957)	(12,760)	1.1
O-I Glass, Inc.	(27,339)	(614,307)	53.0
Olo, Inc.	(56,803)	(389,101)	33.6
OmniAb, Inc.	(99,923)	(347,732)	30.0
ON24, Inc.	(9,271)	(80,658)	7.0

90	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

United States (continued)
One Liberty Properties, Inc.	(5,652)	$(124,457)	10.7%
OneSpan, Inc.	(13,335)	(196,558)	17.0
Open Lending Corp.	(24,476)	(172,066)	14.8
Opendoor Technologies, Inc.	(93,209)	(128,628)	11.1
OraSure Technologies, Inc.	(15,176)	(103,197)	8.9
Origin Bancorp, Inc.	(5,373)	(158,127)	13.6
Orthofix Medical, Inc.	(5,578)	(105,034)	9.1
OrthoPediatrics Corp.	(3,980)	(200,751)	17.3
Otter Tail Corp.	(1,583)	(113,897)	9.8
Outset Medical, Inc.	(28,927)	(520,397)	44.9
Pacific Biosciences of California, Inc.	(31,350)	(332,310)	28.7
Paragon 28, Inc.	(4,827)	(88,913)	7.7
Patrick Industries, Inc.	(2,410)	(165,398)	14.3
Patterson Cos., Inc.	(21,609)	(585,820)	50.5
Paycor HCM, Inc.	(1,618)	(38,023)	3.3
PDF Solutions, Inc.	(1,688)	(60,852)	5.3
Peapack-Gladstone Financial Corp.	(3,905)	(103,717)	8.9
Pediatrix Medical Group, Inc.	(8,086)	(115,872)	10.0
PennyMac Mortgage Investment Trust	(14,077)	(174,977)	15.1
Perella Weinberg Partners	(18,883)	(149,176)	12.9
Perficient, Inc.	(1,777)	(115,363)	10.0
Phathom Pharmaceuticals, Inc.	(20,230)	(216,461)	18.7
Phillips Edison & Co., Inc.	(32,400)	(1,021,896)	88.2
Phreesia, Inc.	(474)	(14,997)	1.3
Physicians Realty Trust	(74,989)	(1,081,341)	93.3
Piper Sandler Cos	(2,423)	(328,171)	28.3
Pitney Bowes, Inc.	(72,621)	(254,900)	22.0
Planet Labs PBC	(63,503)	(259,092)	22.4
Plexus Corp.	(8,038)	(703,084)	60.7
Pliant Therapeutics, Inc.	(8,330)	(235,323)	20.3
Plymouth Industrial REIT, Inc.	(24,793)	(501,810)	43.3
PolyPeptide Group AG	(11,012)	(275,004)	23.7
Portillo’s, Inc., Class A	(7,252)	(156,788)	13.5
PotlatchDeltic Corp.	(16,072)	(743,009)	64.1
PRA Group, Inc.	(12,587)	(456,531)	39.4
Premier, Inc., Class A	(25,471)	(848,948)	73.2
ProAssurance Corp.	(1,688)	(30,316)	2.6
PROCEPT BioRobotics Corp.	(7,640)	(232,180)	20.0
ProFrac Holding Corp.	(27,332)	(306,118)	26.4
PROG Holdings, Inc.	(9,310)	(281,441)	24.3
Progress Software Corp.	(13,672)	(750,319)	64.7
Proterra, Inc.	(212,080)	(248,134)	21.4
Proto Labs, Inc.	(3,392)	(97,588)	8.4
Provident Financial Services, Inc.	(3,183)	(55,639)	4.8
PubMatic, Inc.	(14,870)	(203,124)	17.5
Pulmonx Corp.	(22,833)	(268,288)	23.1
PureCycle Technologies, Inc.	(48,753)	(320,307)	27.6
Purple Innovation, Inc.	(108,381)	(321,892)	27.8
Quanterix Corp.	(2,604)	(32,915)	2.8
Rackspace Technology, Inc.	(185,518)	(270,856)	23.4
Ramaco Resources, Inc.	(4,932)	(40,097)	3.5
RAPT Therapeutics, Inc.	(3,875)	(70,525)	6.1
Ready Capital Corp.	(76,426)	(820,051)	70.7
REC Silicon ASA	(77,581)	(118,850)	10.3
Recursion Pharmaceuticals, Inc.	(36,805)	(175,560)	15.1
Relay Therapeutics, Inc.	(8,389)	(95,383)	8.2
Reliance Worldwide Corp. Ltd.	(129,558)	(357,862)	30.9
Remitly Global, Inc.	(7,640)	(128,352)	11.1
Renasant Corp.	(2,691)	(75,671)	6.5
Resideo Technologies, Inc.	(19,705)	(350,749)	30.3
Resources Connection, Inc.	(6,328)	(92,326)	8.0
REV Group, Inc.	(29,872)	(320,527)	27.7

Security	Shares	Value	% of Basket Value

United States (continued)
Revance Therapeutics, Inc.	(8,820)	$(280,741)	24.2%
Revolution Medicines, Inc.	(6,216)	(146,014)	12.6
Reynolds Consumer Products, Inc.	(22,883)	(641,411)	55.3
Rimini Street, Inc.	(40,297)	(150,711)	13.0
Rocket Lab USA, Inc.	(106,371)	(416,974)	36.0
Rocket Pharmaceuticals, Inc.	(4,878)	(87,414)	7.5
Rogers Corp.	(4,669)	(751,476)	64.8
Roivant Sciences Ltd.	(49,449)	(422,789)	36.5
Rover Group, Inc.	(47,441)	(214,908)	18.5
RXO, Inc.	(19,796)	(358,110)	30.9
Ryerson Holding Corp.	(2,386)	(90,119)	7.8
S&T Bancorp, Inc.	(4,474)	(123,169)	10.6
Sabra Health Care REIT, Inc.	(7,877)	(89,798)	7.7
Sabre Corp.	(15,971)	(63,884)	5.5
Safety Insurance Group, Inc.	(9,415)	(688,142)	59.4
Sage Therapeutics, Inc.	(4,894)	(239,072)	20.6
Sally Beauty Holdings, Inc.	(6,977)	(99,283)	8.6
Sandy Spring Bancorp, Inc.	(2,815)	(63,281)	5.5
Scholastic Corp.	(5,136)	(197,582)	17.0
Schrodinger, Inc.	(16,579)	(489,412)	42.2
Seaboard Corp.	(20)	(78,821)	6.8
Seacoast Banking Corp. of Florida	(7,713)	(171,151)	14.8
Seer, Inc.	(31,962)	(106,753)	9.2
Select Energy Services, Inc.	(30,486)	(226,511)	19.5
Select Medical Holdings Corp.	(13,713)	(418,247)	36.1
Senseonics Holdings, Inc.	(116,820)	(69,520)	6.0
SES AI Corp.	(27,427)	(44,706)	3.9
Shake Shack, Inc., Class A	(1,215)	(66,594)	5.7
Shenandoah Telecommunications Co.	(7,683)	(159,883)	13.8
SI-BONE, Inc.	(11,863)	(262,172)	22.6
Signet Jewelers Ltd.	(2,578)	(189,689)	16.4
SilverBow Resources, Inc.	(1,315)	(31,363)	2.7
Simmons First National Corp., Class A	(17,545)	(293,177)	25.3
Simply Good Foods Co.	(17,635)	(641,385)	55.3
SITE Centers Corp.	(51,504)	(635,559)	54.8
SiTime Corp.	(3,384)	(367,062)	31.7
SJW Group	(10,302)	(782,128)	67.5
SMART Global Holdings, Inc.	(7,452)	(114,910)	9.9
SmartRent, Inc.	(54,026)	(139,387)	12.0
Snap One Holdings Corp.	(3,402)	(33,204)	2.9
Solid Power, Inc.	(133,984)	(304,144)	26.2
SomaLogic, Inc.	(79,406)	(222,337)	19.2
Sonos, Inc.	(11,076)	(234,147)	20.2
Sotera Health Co.	(1,183)	(19,839)	1.7
Southside Bancshares, Inc.	(2,389)	(75,803)	6.5
Spectrum Brands Holdings, Inc.	(8,482)	(564,053)	48.7
Sphere Entertainment Co.	(1,662)	(46,769)	4.0
Spire, Inc.	(1,370)	(92,790)	8.0
SpringWorks Therapeutics, Inc.	(14,225)	(332,581)	28.7
Sprouts Farmers Market, Inc.	(8,913)	(308,925)	26.7
Squarespace, Inc.	(3,644)	(113,328)	9.8
St Joe Co.	(9,004)	(370,064)	31.9
Stellar Bancorp, Inc.	(6,913)	(158,584)	13.7
Stem, Inc.	(63,422)	(268,275)	23.1
StepStone Group, Inc., Class A	(8,863)	(195,252)	16.8
Stericycle, Inc.	(4,162)	(189,995)	16.4
Stock Yards Bancorp, Inc.	(6,476)	(314,734)	27.2
Strategic Education, Inc.	(6,544)	(575,872)	49.7
Sun Country Airlines Holdings, Inc.	(9,456)	(186,567)	16.1
Sunstone Hotel Investors, Inc.	(18,523)	(176,524)	15.2
Syndax Pharmaceuticals, Inc.	(14,179)	(291,378)	25.1
Taro Pharmaceutical Industries Ltd.	(2,004)	(50,501)	4.4

S C H E D U L E O F I N V E S T M E N T S	91

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

United States (continued)
Tejon Ranch Co.	(2,869)	$(49,576)	4.3%
Telephone and Data Systems, Inc.	(12,482)	(124,820)	10.8
Telos Corp.	(14,332)	(24,364)	2.1
Tennant Co.	(5,768)	(440,791)	38.0
Terex Corp.	(4,249)	(189,463)	16.3
Texas Capital Bancshares, Inc.	(12,148)	(610,437)	52.7
TFS Financial Corp.	(21,416)	(257,849)	22.2
TG Therapeutics, Inc.	(13,245)	(328,873)	28.4
Tidewater, Inc.	(13,958)	(628,529)	54.2
TimkenSteel Corp.	(4,664)	(78,075)	6.7
Tootsie Roll Industries, Inc.	(4,916)	(200,966)	17.3
Towne Bank/Portsmouth VA	(13,378)	(316,925)	27.3
TPG, Inc.	(5,235)	(151,658)	13.1
TPI Composites, Inc.	(22,725)	(280,881)	24.2
Traeger, Inc.	(152,660)	(464,086)	40.0
TransMedics Group, Inc.	(7,456)	(589,770)	50.9
Tredegar Corp.	(69,059)	(647,773)	55.9
TreeHouse Foods, Inc.	(11,155)	(594,004)	51.2
TriCo Bancshares	(2,893)	(103,598)	8.9
TriMas Corp.	(1,626)	(41,317)	3.6
Tronox Holdings PLC	(18,684)	(255,784)	22.1
TrustCo Bank Corp. NY	(1,767)	(52,727)	4.6
Trustmark Corp.	(10,298)	(246,019)	21.2
TTEC Holdings, Inc.	(1,045)	(35,603)	3.1
Tucows, Inc.	(1,405)	(31,458)	2.7
Two Harbors Investment Corp.	(17,098)	(238,175)	20.5
Ultra Clean Holdings, Inc.	(9,541)	(272,300)	23.5
UMH Properties, Inc.	(22,640)	(344,128)	29.7
UniFirst Corp.	(5,009)	(819,873)	70.7
United Bankshares, Inc.	(5,302)	(175,655)	15.2
United Community Banks, Inc.	(10,441)	(259,981)	22.4
United Natural Foods, Inc.	(5,239)	(142,868)	12.3
Universal Corp.	(17,067)	(936,808)	80.8
Universal Health Realty Income Trust	(9,161)	(398,504)	34.4
Universal Logistics Holdings, Inc.	(353)	(9,037)	0.8
Upbound Group, Inc.	(18,071)	(481,773)	41.6
Urban Outfitters, Inc.	(14,404)	(389,772)	33.6
Urstadt Biddle Properties, Inc., Class A	(14,816)	(255,132)	22.0
V2X, Inc.	(2,983)	(128,866)	11.1
VAALCO Energy, Inc.	(7,497)	(32,087)	2.8
Vaxcyte, Inc.	(23,215)	(994,298)	85.8
Velo3D, Inc.	(72,303)	(169,189)	14.6
Ventyx Biosciences, Inc.	(10,507)	(395,063)	34.1
Veris Residential, Inc.	(59,908)	(979,496)	84.5
Verra Mobility Corp.	(61,435)	(1,041,323)	89.8
Veru, Inc.	(44,133)	(56,049)	4.8
Viasat, Inc.	(6,264)	(219,428)	18.9
Viavi Solutions, Inc.	(21,551)	(193,097)	16.7
Victoria’s Secret & Co.	(13,105)	(406,386)	35.1
Viking Therapeutics, Inc.	(13,716)	(292,288)	25.2
Virgin Galactic Holdings, Inc.	(70,259)	(255,743)	22.1
Viridian Therapeutics, Inc.	(18,355)	(514,491)	44.4
Vishay Intertechnology, Inc.	(43,224)	(920,239)	79.4
Vista Outdoor, Inc.	(16,195)	(390,300)	33.7
Vital Energy, Inc.	(1,753)	(81,567)	7.0
Vobile Group Ltd.	(525,000)	(204,875)	17.7
VSE Corp.	(3,138)	(132,706)	11.4
Vuzix Corp.	(39,136)	(157,327)	13.6
Washington Federal, Inc.	(6,368)	(178,559)	15.4
WD-40 Co.	(1,114)	(212,106)	18.3
Werner Enterprises, Inc.	(5,930)	(267,858)	23.1

Security	Shares	Value	% of Basket Value

United States (continued)
Westamerica BanCorp	(5,565)	$(225,438)	19.4%
White Mountains Insurance Group Ltd.	(914)	(1,308,976)	112.9
WideOpenWest, Inc.	(5,356)	(61,219)	5.3
Winnebago Industries, Inc.	(5,419)	(315,061)	27.2
Wolverine World Wide, Inc.	(21,631)	(362,103)	31.2
Workhorse Group, Inc.	(203,696)	(191,922)	16.6
Worthington Industries, Inc.	(3,184)	(189,098)	16.3
Xenia Hotels & Resorts, Inc.	(14,777)	(187,077)	16.1
Xometry, Inc.	(779)	(10,820)	0.9
XPEL, Inc.	(1,043)	(76,202)	6.6
Xperi, Inc.	(18,361)	(174,246)	15.0
Xponential Fitness, Inc., Class A	(6,865)	(227,094)	19.6
Zentalis Pharmaceuticals, Inc.	(13,047)	(287,425)	24.8
Zuora, Inc.	(4,676)	(36,426)	3.1

		(163,873,809)

Vietnam
XP Power Ltd.	(333)	(9,139)	0.8

Preferred Stocks

Germany
Einhell Germany AG	(1,170)	(200,735)	17.3
Jungheinrich AG	(8,805)	(338,929)	29.2
Sixt SE	(874)	(69,068)	6.0

Rights

Spain
Faes Farma SA (Expires 05/10/23)	(57,947)	(7,729)	0.7

Warrants

Australia
Pointsbet Holdings Ltd.	(9,593)	(0)	0.0

Total Reference Entity — Short		(335,214,037)

Net Value of Reference Entity — Goldman Sachs Bank USA		$(1,159,224)

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Goldman Sachs Bank USA as of period end, termination dates 07/03/23-08/19/26:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Australia
AGL Energy Ltd.	12,023	$67,109	132.7%
Allkem Ltd.	2,383	19,815	39.2
AMP Ltd.	284,769	218,061	431.2
Aristocrat Leisure Ltd.	9,749	249,859	494.1
Aurizon Holdings Ltd.	49,530	114,100	225.6
Bank of Queensland Ltd.	267,627	1,048,106	2,072.6
Beach Energy Ltd.	125,735	125,429	248.0
Bendigo & Adelaide Bank Ltd.	9,911	57,835	114.4
BHP Group Ltd.	2,291	68,936	136.3
Boral Ltd.	93,623	260,205	514.5
Challenger Ltd.	75,290	307,300	607.7
Charter Hall Group	59,119	445,885	881.7
CSR Ltd.	55,026	195,168	385.9
Deterra Royalties Ltd.	38,109	118,475	234.3

92	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

Australia (continued)
Domain Holdings Australia Ltd.	10,728	$24,259	48.0%
Downer EDI Ltd.	345,169	827,270	1,635.9
Flight Centre Travel Group Ltd.	13,716	182,391	360.7
Fortescue Metals Group Ltd.	7,289	103,437	204.5
GPT Group	79,604	237,267	469.2
IDP Education Ltd.	15,144	288,233	570.0
Iluka Resources Ltd.	67,041	499,497	987.7
Insignia Financial Ltd.	217,207	436,757	863.7
Lynas Rare Earths Ltd.	6,353	27,663	54.7
Macquarie Group Ltd.	4,301	531,126	1,050.3
Magellan Financial Group Ltd.	23,750	130,351	257.8
Mineral Resources Ltd.	6,086	304,290	601.7
Mirvac Group	70,204	114,111	225.6
National Australia Bank Ltd.	12,328	240,456	475.5
Orora Ltd.	142,531	330,125	652.8
Pilbara Minerals Ltd.	1,917	5,521	10.9
Pro Medicus Ltd.	13,002	540,997	1,069.8
Region RE Ltd., Registered Shares	42,141	69,861	138.1
Rio Tinto PLC	27,741	1,734,457	3,429.8
SEEK Ltd.	23,114	382,296	756.0
Star Entertainment Grp Ltd.	84,444	72,624	143.6
Steadfast Group Ltd.	57,735	230,645	456.1
Treasury Wine Estates Ltd.	80,964	760,210	1,503.3
Westpac Banking Corp.	83,202	1,261,856	2,495.3
WiseTech Global Ltd.	4,197	194,767	385.1
Worley Ltd.	15,391	156,749	310.0

		12,983,499

Austria
ams-OSRAM AG	11,278	77,482	153.2
ANDRITZ AG	3,321	213,892	423.0
BAWAG Group AG	411	19,888	39.3
Raiffeisen Bank International AG	23,133	352,478	697.0

		663,740

Belgium
Elia Group SA/NV	169	22,990	45.5
Euronav NV	60,940	1,048,168	2,072.7
Sofina SA	1,961	446,795	883.5
Solvay SA	9,289	1,105,806	2,186.7

		2,623,759

Bermuda
RenaissanceRe Holdings Ltd.	731	157,465	311.4

Brazil
Wheaton Precious Metals Corp.	1,291	64,436	127.4

Canada
ARC Resources Ltd.	14,391	180,802	357.5
Birchcliff Energy Ltd.	10,439	63,991	126.5
Bombardier, Inc., Class B	7,732	338,525	669.4
Boralex, Inc.	3,175	93,696	185.3
Canada Goose Holdings, Inc.	24,978	490,068	969.1
Canadian Imperial Bank of Commerce	2,932	124,376	246.0
Canadian National Railway Co.	535	64,524	127.6
CGI, Inc.	11,384	1,168,432	2,310.5
Crescent Point Energy Corp.	47,181	353,123	698.3
Element Fleet Management Corp.	15,630	206,768	408.9
Emera, Inc.	17,584	756,930	1,496.8
Enbridge, Inc.	4,323	173,873	343.8
Enerplus Corp.	46,642	705,612	1,395.3
First Majestic Silver Corp.	36,233	258,972	512.1
FirstService Corp.	2,839	431,806	853.9

Security	Shares	Value	% of Basket Value

Canada (continued)
Franco-Nevada Corp.	4,583	$703,558	1,391.3%
GFL Environmental, Inc.	4,957	182,013	359.9
Gildan Activewear, Inc.	49,062	1,615,560	3,194.7
Imperial Oil Ltd.	9,919	511,916	1,012.3
Ivanhoe Mines Ltd.	20,003	175,623	347.3
Lithium Americas Corp.	10,106	204,372	404.1
MEG Energy Corp.	4,544	76,560	151.4
Methanex Corp.	5,846	264,808	523.7
NuVista Energy Ltd.	17,357	152,420	301.4
Pan American Silver Corp.	43,948	791,380	1,564.9
RioCan Real Estate Investment Trust	10,078	157,930	312.3
Ritchie Bros Auctioneers, Inc.	6,031	349,144	690.4
Royal Bank of Canada	3,504	347,878	687.9
Stantec, Inc.	5,374	326,710	646.1
TC Energy Corp.	40,530	1,704,186	3,370.0
Teck Resources Ltd.	3,167	149,290	295.2
TELUS Corp.	56,942	1,220,881	2,414.2
Tourmaline Oil Corp.	6,505	295,659	584.7
TransAlta Corp.	22,891	206,484	408.3
Vermilion Energy, Inc.	5,167	66,210	130.9
West Fraser Timber Co. Ltd.	1,797	131,580	260.2

		15,045,660

Chile
Lundin Mining Corp.	2,815	21,763	43.0

China
Budweiser Brewing Co. APAC Ltd.	189,400	547,209	1,082.1
Shangri-La Asia Ltd.	18,000	16,605	32.8
SITC International Holdings Co. Ltd.	72,000	133,175	263.3
Wharf Holdings Ltd.	30,000	68,562	135.6

		765,551

Denmark
Coloplast A/S	1,732	247,682	489.8
D/S Norden A/S	2,809	174,945	345.9
Genmab A/S	223	90,907	179.8
GN Store Nord A/S	8,879	235,471	465.6
H Lundbeck A/S	11,703	61,495	121.6
Jyske Bank A/S, Registered Shares	1,484	107,645	212.9
Novozymes A/S, B Shares	14,968	773,626	1,529.8
Orsted A/S	6,668	593,878	1,174.4
Rockwool A/S, B Shares	335	80,511	159.2

		2,366,160

Finland
Kone OYJ, Class B	4,496	254,520	503.3
Metso Outotec OYJ	17,289	189,234	374.2
Outokumpu OYJ	17,159	92,765	183.4
Wartsila OYJ ABP	26,049	300,069	593.4

		836,588

France
Accor SA	49,270	1,734,213	3,429.3
Aeroports de Paris	617	97,314	192.4
ALD SA	21,203	253,390	501.1
Bureau Veritas SA	15,225	435,552	861.3
Carrefour SA	87,270	1,800,710	3,560.8
Cie de Saint-Gobain	2,935	168,587	333.4
Danone SA	17,028	1,118,009	2,210.8
Dassault Aviation SA	596	115,501	228.4
Edenred	3,060	197,256	390.1
Engie SA	97,041	1,540,375	3,046.0
EssilorLuxottica SA	4,642	911,961	1,803.4

S C H E D U L E O F I N V E S T M E N T S	93

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

France (continued)
Gaztransport Et Technigaz SA	1,844	$195,673	386.9%
Getlink SE	24,731	458,868	907.4
Hermes International	621	1,340,170	2,650.1
ICADE	11,524	536,790	1,061.5
JCDecaux SE	1,197	26,287	52.0
Kering SA	117	74,518	147.4
Klepierre SA	49,061	1,233,190	2,438.6
LVMH Moet Hennessy Louis Vuitton SE	362	345,402	683.0
Neoen SA	29,071	865,670	1,711.8
Pernod Ricard SA	1,763	403,960	798.8
Remy Cointreau SA	864	148,158	293.0
Societe Generale SA	2,381	57,502	113.7
Veolia Environnement SA	18,063	571,851	1,130.8
Wendel SE	9,330	1,038,548	2,053.7

		15,669,455

Germany
Carl Zeiss Meditec AG	398	53,088	105.0
Covestro AG	12,218	531,993	1,052.0
Deutsche Bank AG, Registered Shares	3,885	42,372	83.8
Deutsche Lufthansa AG, Registered Shares	1,553	16,562	32.8
DWS Group GmbH & Co. KGaA	12,513	412,720	816.1
E.ON SE	81,807	1,073,590	2,123.0
Encavis AG	4,322	74,140	146.6
Evonik Industries AG	8,323	180,211	356.4
Fraport AG Frankfurt Airport Services Worldwide	19,559	1,045,332	2,067.1
Freenet AG	33,909	959,137	1,896.7
HUGO BOSS AG	3,332	249,948	494.3
Knorr-Bremse AG	4,292	298,481	590.2
LEG Immobilien SE	725	44,777	88.5
Mercedes-Benz Group AG	18,756	1,451,736	2,870.7
Merck KGaA	1,871	332,867	658.2
Nemetschek SE	2,666	206,836	409.0
ProSiebenSat.1 Media SE	5,737	51,116	101.1
Scout24 SE	2,583	159,716	315.8
Siemens AG, Registered Shares	5,603	916,263	1,811.9
SMA Solar Technology AG	1,130	121,202	239.7
SUSE SA	721	13,523	26.7
Talanx AG	7,502	374,413	740.4
United Internet AG, Registered Shares	8,477	144,384	285.5

		8,754,407

Hong Kong
AIA Group Ltd.	66,400	722,892	1,429.5
ASMPT Ltd.	25,100	197,337	390.2
Bank of East Asia Ltd.	186,800	246,182	486.8
Cafe de Coral Holdings Ltd.	60,000	84,040	166.2
Cathay Pacific Airways Ltd.	752,000	727,650	1,438.9
Dah Sing Banking Group Ltd.	167,200	134,108	265.2
Haitong International Securities Group Ltd.	53,900	4,550	9.0
Hang Lung Group Ltd.	7,000	12,306	24.3
Hang Lung Properties Ltd.	185,000	338,162	668.7
Hongkong Land Holdings Ltd.	44,900	199,824	395.2
Hysan Development Co. Ltd.	6,000	16,956	33.5
Link REIT	61,800	404,222	799.3
Swire Pacific Ltd.	51,000	404,840	800.6
Swire Properties Ltd.	266,000	714,928	1,413.7

Security	Shares	Value	% of Basket Value

Hong Kong (continued)
United Energy Group Ltd.	2,804,000	$422,541	835.6%
Yue Yuen Industrial Holdings Ltd.	160,500	241,538	477.6

		4,872,076

Indonesia
First Pacific Co. Ltd.	310,000	103,807	205.3

Ireland
Smurfit Kappa Group PLC	3,449	126,727	250.6

Israel
Alony Hetz Properties & Investments Ltd.	24,219	190,171	376.1
Check Point Software Technologies Ltd.	3,541	450,982	891.8
Elbit Systems Ltd.	322	59,276	117.2
Gav-Yam Lands Corp. Ltd.	7,600	54,533	107.8
Harel Insurance Investments & Financial Services Ltd.	7,685	68,604	135.7
Nice Ltd.	1,147	233,595	461.9
Nova Ltd.	5,904	539,921	1,067.7
Phoenix Holdings Ltd.	18,261	194,848	385.3
Wix.com Ltd.	10,701	933,448	1,845.8

		2,725,378

Italy
A2A SpA	946,035	1,656,318	3,275.3
Buzzi Unicem SpA	11,218	276,781	547.3
Enel SpA	109,068	739,644	1,462.6
Ferrari NV	1,357	375,057	741.7
FinecoBank Banca Fineco SpA	5,340	80,272	158.7
Hera SpA	81,314	251,244	496.8
Infrastrutture Wireless Italiane SpA	9,917	136,563	270.1
Intesa Sanpaolo SpA	286,385	746,830	1,476.8
Italgas SpA	45,541	294,949	583.3
Mediobanca Banca di Credito Finanziario SpA	6,662	70,981	140.4
Moncler SpA	15,271	1,124,085	2,222.8
PRADA SpA	176,400	1,298,759	2,568.2
Prysmian SpA	3,527	143,169	283.1
Recordati Industria Chimica e Farmaceutica SpA	3,097	141,443	279.7
Reply SpA	4,107	474,488	938.3
Snam SpA	18,987	104,680	207.0
UnipolSai Assicurazioni SpA	98,560	263,035	520.1

		8,178,298

Japan
Acom Co. Ltd.	147,100	365,151	722.1
Aeon Co. Ltd.	11,000	227,106	449.1
AEON Financial Service Co. Ltd.	56,800	512,828	1,014.1
Ain Holdings, Inc.	2,400	101,156	200.0
Aisin Corp.	5,900	175,317	346.7
Alfresa Holdings Corp.	48,300	708,325	1,400.7
Amano Corp.	3,800	78,355	154.9
ANA Holdings, Inc.	4,500	99,419	196.6
Anritsu Corp.	80,000	742,283	1,467.8
Astellas Pharma, Inc.	33,500	511,319	1,011.1
AZ-COM MARUWA Holdings, Inc.	13,400	200,167	395.8
Benesse Holdings, Inc.	24,000	349,042	690.2
Brother Industries Ltd.	35,300	561,579	1,110.5
Canon Marketing Japan, Inc.	5,000	126,565	250.3
Casio Computer Co. Ltd.	5,000	48,213	95.3
Coca-Cola Bottlers Japan Holdings, Inc.	89,300	974,983	1,928.0
COMSYS Holdings Corp.	96,100	1,862,648	3,683.3

94	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

Japan (continued)
Concordia Financial Group Ltd.	155,000	$595,827	1,178.2%
Cosmos Pharmaceutical Corp.	5,600	557,890	1,103.2
CyberAgent, Inc.	42,100	372,201	736.0
Daicel Corp.	58,600	467,917	925.3
Daifuku Co. Ltd.	8,100	151,214	299.0
Dai-ichi Life Holdings, Inc.	10,300	194,110	383.8
Daikin Industries Ltd.	200	36,784	72.7
DeNA Co. Ltd.	75,600	1,075,598	2,127.0
Denka Co. Ltd.	4,200	85,255	168.6
DIC Corp.	13,400	250,787	495.9
DMG Mori Co. Ltd.	52,300	850,075	1,681.0
Dowa Holdings Co. Ltd.	10,600	350,873	693.8
Ebara Corp.	20,400	904,751	1,789.1
EXEO Group, Inc.	32,500	610,918	1,208.1
Fuji Electric Co. Ltd.	3,400	138,979	274.8
Fuji Media Holdings, Inc.	26,300	249,727	493.8
FUJIFILM Holdings Corp.	8,100	427,672	845.7
Fujikura Ltd.	61,800	426,887	844.2
GMO internet group, Inc.	14,300	291,460	576.4
GMO Payment Gateway, Inc.	13,100	1,038,777	2,054.1
Hamamatsu Photonics KK	4,700	252,542	499.4
Hitachi Ltd.	1,100	61,666	121.9
House Foods Group, Inc.	6,900	153,658	303.9
Information Services International-Dentsu Ltd.	5,600	200,251	396.0
INFRONEER Holdings, Inc.	82,800	662,453	1,310.0
Internet Initiative Japan, Inc.	7,000	146,774	290.2
Itochu Techno-Solutions Corp.	23,300	611,019	1,208.3
J Front Retailing Co. Ltd.	55,200	587,952	1,162.7
Japan Steel Works Ltd.	1,000	18,411	36.4
JTEKT Corp.	8,900	74,401	147.1
Kadokawa Corp.	8,400	181,541	359.0
Kakaku.com, Inc.	27,800	387,669	766.6
Kamigumi Co. Ltd.	8,400	186,449	368.7
Kandenko Co. Ltd.	31,200	238,011	470.7
Kaneka Corp.	18,000	485,109	959.3
Kawasaki Kisen Kaisha Ltd.	15,300	369,766	731.2
KDDI Corp.	8,000	252,975	500.2
Kewpie Corp.	8,100	137,770	272.4
Kinden Corp.	44,500	614,036	1,214.2
Koei Tecmo Holdings Co. Ltd.	10,200	189,930	375.6
Kokuyo Co. Ltd.	31,000	448,720	887.3
Kose Corp.	2,400	283,853	561.3
K’s Holdings Corp.	15,800	141,874	280.6
Kuraray Co. Ltd.	6,100	57,619	113.9
Kusuri no Aoki Holdings Co. Ltd.	7,200	350,057	692.2
Kyocera Corp.	19,400	1,031,639	2,040.0
Kyowa Kirin Co. Ltd.	26,400	595,556	1,177.7
Lawson, Inc.	51,400	2,364,298	4,675.3
Lintec Corp.	15,300	259,188	512.5
Lion Corp.	49,400	545,535	1,078.8
Lixil Corp.	11,900	189,858	375.4
M3, Inc.	12,200	303,545	600.2
Mani, Inc.	28,000	371,306	734.2
Maruichi Steel Tube Ltd.	5,200	119,141	235.6
MISUMI Group, Inc.	3,400	86,887	171.8
Mitsubishi Chemical Group Corp.	74,200	441,239	872.5
Mitsubishi Corp.	900	33,817	66.9
Mitsubishi Electric Corp.	18,800	236,054	466.8
Mitsubishi Estate Co. Ltd.	35,200	439,447	869.0
Mitsubishi Gas Chemical Co., Inc.	72,200	1,065,206	2,106.4
Mitsubishi Heavy Industries Ltd.	6,800	261,294	516.7
Mitsubishi Motors Corp.	35,700	139,041	274.9

Security	Shares	Value	% of Basket Value

Japan (continued)
Mitsubishi UFJ Financial Group, Inc.	148,400	$941,742	1,862.3%
Mitsui & Co. Ltd.	16,100	509,394	1,007.3
Mitsui Chemicals, Inc.	13,800	353,816	699.7
Mitsui Fudosan Co. Ltd.	16,800	338,087	668.6
Mizuho Financial Group, Inc.	45,700	671,454	1,327.8
MS&AD Insurance Group Holdings, Inc.	31,800	1,057,382	2,090.9
Nabtesco Corp.	1,500	36,628	72.4
Nagoya Railroad Co. Ltd.	9,900	161,783	319.9
NEC Networks & System Integration Corp.	42,500	536,690	1,061.3
NET One Systems Co. Ltd.	5,300	126,632	250.4
NGK Insulators Ltd.	39,600	503,994	996.6
Nidec Corp.	4,200	210,646	416.5
Nihon M&A Center Holdings, Inc.	30,200	233,857	462.4
Nikon Corp.	65,700	687,852	1,360.2
Nippon Express Holdings, Inc.	7,700	457,766	905.2
Nippon Shinyaku Co. Ltd.	3,100	143,632	284.0
Nippon Steel Corp.	15,800	343,255	678.8
Nippon Telegraph & Telephone Corp.	8,000	247,268	489.0
Nipro Corp.	19,600	149,591	295.8
Nissan Chemical Corp.	900	40,540	80.2
Nissan Motor Co. Ltd.	210,800	779,143	1,540.7
Niterra Co. Ltd.	15,800	335,450	663.3
Nitto Denko Corp.	2,900	189,941	375.6
Nomura Research Institute Ltd.	41,500	1,057,297	2,090.8
NS Solutions Corp.	15,800	435,594	861.4
NSK Ltd.	17,000	97,256	192.3
Obayashi Corp.	112,000	945,182	1,869.1
OBIC Business Consultants Co. Ltd.	4,100	157,745	311.9
Obic Co. Ltd.	200	31,239	61.8
Olympus Corp.	16,100	285,817	565.2
Omron Corp.	17,800	1,057,579	2,091.3
Ono Pharmaceutical Co. Ltd.	4,300	87,756	173.5
Orient Corp.	12,000	101,449	200.6
Otsuka Corp.	30,000	1,106,340	2,187.7
Otsuka Holdings Co. Ltd.	5,800	199,856	395.2
Panasonic Holdings Corp.	46,500	443,929	877.9
Penta-Ocean Construction Co. Ltd.	34,000	167,429	331.1
Pigeon Corp.	12,000	189,284	374.3
Pola Orbis Holdings, Inc.	57,200	805,337	1,592.5
Recruit Holdings Co. Ltd.	28,600	813,078	1,607.8
Resorttrust, Inc.	2,100	35,131	69.5
Ricoh Co. Ltd.	29,800	249,765	493.9
Rohm Co. Ltd.	4,700	358,852	709.6
Sanrio Co. Ltd.	6,600	309,441	611.9
Santen Pharmaceutical Co. Ltd.	75,900	646,853	1,279.1
Sapporo Holdings Ltd.	13,900	392,605	776.4
Sawai Group Holdings Co. Ltd.	21,000	615,681	1,217.5
SCSK Corp.	1,000	15,296	30.2
Seiko Epson Corp.	1,300	20,132	39.8
Sharp Corp.	9,900	71,513	141.4
Shimizu Corp.	69,600	430,442	851.2
Shionogi & Co. Ltd.	3,800	172,419	341.0
SoftBank Group Corp.	17,400	661,487	1,308.1
Sohgo Security Services Co. Ltd.	33,400	945,101	1,868.9
Sompo Holdings, Inc.	9,700	409,996	810.8
Subaru Corp.	48,400	800,381	1,582.7
Sugi Holdings Co. Ltd.	12,400	533,301	1,054.6
Sumitomo Bakelite Co. Ltd.	5,500	213,135	421.5
Sumitomo Chemical Co. Ltd.	32,900	112,719	222.9
Sumitomo Corp.	10,800	196,180	387.9
Sumitomo Electric Industries Ltd.	4,700	60,767	120.2
Sumitomo Mitsui Trust Holdings, Inc.	19,400	708,510	1,401.1

S C H E D U L E O F I N V E S T M E N T S	95

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

Japan (continued)
Sumitomo Pharma Co. Ltd.	47,000	$298,747	590.8%
Sumitomo Realty & Development Co. Ltd.	23,200	548,734	1,085.1
Sundrug Co. Ltd.	18,600	519,365	1,027.0
Suntory Beverage & Food Ltd.	3,800	144,944	286.6
T&D Holdings, Inc.	9,200	114,169	225.8
Taisei Corp.	34,200	1,177,641	2,328.7
Taisho Pharmaceutical Holdings Co. Ltd.	12,000	525,052	1,038.3
Takara Bio, Inc.	19,600	250,711	495.8
TBS Holdings, Inc.	22,200	338,989	670.3
Teijin Ltd.	2,300	26,021	51.5
Terumo Corp.	21,600	655,140	1,295.5
Toda Corp.	30,700	181,766	359.4
Toho Co. Ltd.	14,100	567,444	1,122.1
Tokyo Ohka Kogyo Co. Ltd.	13,100	693,092	1,370.6
Tokyo Tatemono Co. Ltd.	102,800	1,318,715	2,607.7
Toray Industries, Inc.	105,100	604,207	1,194.8
TOTO Ltd.	5,200	180,231	356.4
Toyoda Gosei Co. Ltd.	14,200	246,674	487.8
Toyota Boshoku Corp.	4,100	65,756	130.0
Trend Micro, Inc.	17,200	851,630	1,684.1
TS Tech Co. Ltd.	38,800	529,597	1,047.3
Tsuruha Holdings, Inc.	25,200	1,672,429	3,307.2
UBE Corp.	50,800	816,735	1,615.1
Ulvac, Inc.	2,700	108,683	214.9
Ushio, Inc.	8,200	103,334	204.3
Welcia Holdings Co. Ltd.	23,700	502,885	994.4
Yakult Honsha Co. Ltd.	6,100	464,727	919.0
Yamaha Corp.	2,500	99,836	197.4
Yamato Kogyo Co. Ltd.	2,300	91,583	181.1
Yaskawa Electric Corp.	17,800	734,839	1,453.1
Zeon Corp.	17,000	177,761	351.5
ZOZO, Inc.	34,300	732,405	1,448.3

		72,641,974

Luxembourg
ArcelorMittal SA	6,740	190,283	376.3

Macau
Galaxy Entertainment Group Ltd.	30,000	213,516	422.2
SJM Holdings Ltd.	32,000	16,663	32.9
Wynn Macau Ltd.	158,400	171,369	338.9

		401,548

Mexico
Fresnillo PLC	7,331	64,531	127.6

Netherlands
ABN AMRO Bank NV, CVA	21,771	345,980	684.2
Aegon NV	17,875	80,914	160.0
ASML Holding NV	2,056	1,294,168	2,559.2
ASR Nederland NV	673	29,369	58.1
Koninklijke KPN NV	43,542	157,544	311.5
Koninklijke Vopak NV	18,275	692,565	1,369.5
Wolters Kluwer NV	1,482	194,800	385.2

		2,795,340

New Zealand
a2 Milk Co. Ltd.	63,698	233,158	461.1
Infratil Ltd.	72,562	429,241	848.8

		662,399

Norway
Aker BP ASA	6,549	159,408	315.2

Security	Shares	Value	% of Basket Value

Norway (continued)
AutoStore Holdings Ltd.	72,048	$157,770	312.0%
Equinor ASA	38,401	1,124,536	2,223.7
Gjensidige Forsikring ASA	19,520	345,589	683.4
Golden Ocean Group Ltd.	8,713	81,648	161.5
Kongsberg Gruppen ASA	17,524	799,881	1,581.7
NEL ASA	41,977	58,580	115.8
Nordic Semiconductor ASA	8,187	90,625	179.2
TOMRA Systems ASA	22,201	346,498	685.2
Var Energi ASA	114,618	305,581	604.3

		3,470,116

Poland
InPost SA	27,733	295,413	584.2

Puerto Rico
Liberty Latin America Ltd.	2	18	0.0

Singapore
City Developments Ltd.	27,100	141,807	280.4
ComfortDelGro Corp. Ltd.	139,000	124,462	246.1
Mapletree Industrial Trust	19,300	34,510	68.3
NetLink NBN Trust	141,200	92,716	183.4
SATS Ltd.	203,700	389,235	769.7
Sembcorp Industries Ltd.	139,700	449,624	889.1
Singapore Airlines Ltd.	30,200	132,862	262.7
Singapore Post Ltd.	535,400	205,162	405.7
StarHub Ltd.	83,100	62,416	123.4
Suntec Real Estate Investment Trust	394,300	399,807	790.6

		2,032,601

Spain
ACS Actividades de Construccion y Servicios SA	985	33,598	66.4
Atlantica Sustainable Infrastructure PLC	9,576	254,913	504.1
Banco Bilbao Vizcaya Argentaria SA	103,128	748,872	1,480.9
Banco de Sabadell SA	105,374	109,653	216.8
Bankinter SA	43,883	257,287	508.8
EDP Renovaveis SA	24,488	539,852	1,067.5
Fluidra SA	427	7,257	14.4
Mapfre SA	28,700	57,003	112.7
Merlin Properties Socimi SA	86,344	757,193	1,497.3
Sacyr SA	20,613	67,652	133.8

		2,833,280

Sweden
Alfa Laval AB	3,965	144,089	284.9
Atlas Copco AB, A Shares	50,988	731,369	1,446.3
Atlas Copco AB, B Shares	54,371	691,513	1,367.4
Avanza Bank Holding AB	20,522	431,988	854.2
Beijer Ref AB	22,478	363,916	719.6
Boliden AB	1,318	46,937	92.8
Castellum AB	2,522	30,355	60.0
Elekta AB, B Shares	35,407	295,114	583.6
Epiroc AB, Class A	18,728	371,443	734.5
Epiroc AB, Class B	12,981	221,254	437.5
Fastighets AB Balder, Class B	5,012	23,107	45.7
Getinge AB, B Shares	10,474	263,331	520.7
Industrivarden AB, A Shares	18,273	517,774	1,023.9
Industrivarden AB, C Shares	35,527	1,004,655	1,986.7
Indutrade AB	1,203	28,623	56.6
Investor AB, A Shares	6,955	151,130	298.9
L E Lundbergforetagen AB, B Shares	5,306	252,223	498.8

96	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

Sweden (continued)
Sagax AB	3,223	$78,290	154.8%
Sweco AB, B Shares	9,890	131,350	259.7
Volvo Car AB	3,802	15,545	30.8

		5,794,006

Switzerland
ABB Ltd., Registered Shares	3,986	143,051	282.9
Accelleron Industries AG	2,113	51,850	102.5
Banque Cantonale Vaudoise, Registered Shares	5,139	538,069	1,064.0
Belimo Holding AG, Registered Shares	882	423,424	837.3
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates	99	1,215,975	2,404.5
Chocoladefabriken Lindt & Spruengli AG, Registered Shares	1	122,617	242.5
Cie Financiere Richemont SA, Registered Shares	111	18,348	36.3
Clariant AG, Registered Shares	29,163	483,924	956.9
Dufry AG, Registered Shares	3,604	165,781	327.8
Geberit AG, Registered Shares	1,782	1,009,779	1,996.8
Georg Fischer AG, Registered Shares	7,563	548,439	1,084.5
Helvetia Holding AG, Registered Shares	656	97,617	193.0
Partners Group Holding AG	629	607,482	1,201.3
Schindler Holding AG	542	120,501	238.3
Sika AG, Registered Shares	2,882	792,008	1,566.2
Swiss Prime Site AG, Registered Shares	2,395	215,680	426.5
Tecan Group AG, Registered Shares	235	101,851	201.4
Temenos AG, Registered Shares	6,699	561,760	1,110.9
VAT Group AG	2,514	882,412	1,744.9

		8,100,568

United Kingdom
Auto Trader Group PLC	64,095	505,140	998.9
B&M European Value Retail SA	48,962	290,982	575.4
Beazley PLC	56,200	415,568	821.8
Bellway PLC	5,638	168,448	333.1
British Land Co. PLC	104,823	520,901	1,030.1
Burberry Group PLC	36,895	1,186,328	2,345.9
Centrica PLC	453,358	641,642	1,268.8
ConvaTec Group PLC	199,751	543,875	1,075.5
Croda International PLC	8,200	709,819	1,403.6
Diploma PLC	5,246	175,113	346.3
Drax Group PLC	93,758	730,519	1,444.6
easyJet PLC	41,185	254,412	503.1
Halma PLC	3,873	110,986	219.5
Hammerson PLC	45	16	0.0
Hargreaves Lansdown PLC	57,755	576,114	1,139.2
IG Group Holdings PLC	9,157	83,296	164.7
IMI PLC	76,494	1,512,890	2,991.7
Inchcape PLC	41,868	420,206	830.9
Indivior PLC	25,613	484,450	958.0
Intermediate Capital Group PLC	46,582	753,689	1,490.4
Intertek Group PLC	1,084	55,869	110.5
ITV PLC	769,790	771,663	1,525.9
J Sainsbury PLC	22,436	77,309	152.9
Land Securities Group PLC	2,459	20,564	40.7
Liberty Global PLC	29,611	602,288	1,191.0
Liberty Global PLC	24,729	482,463	954.0
London Stock Exchange Group PLC	2,825	295,626	584.6
Moneysupermarket.com Group PLC	3	10	0.0
Nomad Foods Ltd.	29,337	551,536	1,090.6

Security	Shares	Value	% of Basket Value

United Kingdom (continued)
OSB Group PLC	127,725	$788,027	1,558.3%
Pennon Group PLC	17,102	182,185	360.3
Phoenix Group Holdings PLC	26,509	194,676	385.0
Renishaw PLC	2,775	123,895	245.0
Rightmove PLC	49,695	354,220	700.5
Rotork PLC	106,623	432,895	856.0
Segro PLC	25,097	260,649	515.4
Severn Trent PLC	163	5,914	11.7
Smiths Group PLC	8,979	187,617	371.0
Spectris PLC	109	5,083	10.0
Spirax-Sarco Engineering PLC	9,107	1,252,646	2,477.0
SSE PLC	30,633	696,231	1,376.8
Standard Chartered PLC	54,027	421,508	833.5
Taylor Wimpey PLC	12,457	19,814	39.2
TechnipFMC PLC	34,628	474,057	937.4
Tesco PLC	90,253	314,444	621.8
Travis Perkins PLC	76,414	908,396	1,796.3
Tritax Big Box REIT PLC	112,729	217,077	429.3
United Utilities Group PLC	50,172	671,342	1,327.5

		20,452,398

United States
A O Smith Corp.	2,744	187,388	370.6
Acadia Healthcare Co., Inc.	5,838	422,029	834.5
Accenture PLC, Class A	2,714	760,707	1,504.3
Acuity Brands, Inc.	672	105,759	209.1
Adobe, Inc.	1,949	735,864	1,455.1
Advanced Drainage Systems, Inc.	243	20,830	41.2
AECOM	7,038	584,506	1,155.8
Affiliated Managers Group, Inc.	1,706	246,312	487.1
Agilent Technologies, Inc.	8,290	1,122,715	2,220.1
Air Products and Chemicals, Inc.	1,372	403,862	798.6
Akamai Technologies, Inc.	3,695	302,879	598.9
Alaska Air Group, Inc.	1,042	45,285	89.5
Alcoa Corp.	9,344	347,036	686.2
Alkermes PLC	11,995	342,457	677.2
Allstate Corp.	12,889	1,492,031	2,950.4
Alnylam Pharmaceuticals, Inc.	2,868	571,306	1,129.7
Alphabet, Inc., Class A	6,829	733,025	1,449.5
Altria Group, Inc.	39,967	1,898,832	3,754.9
Amazon.com, Inc.	2,843	299,794	592.8
AMC Entertainment Holdings, Inc.	48,841	73,262	144.9
American Airlines Group, Inc.	41,001	559,254	1,105.9
American Financial Group, Inc.	7,250	889,792	1,759.5
American Tower Corp.	346	70,719	139.8
AMETEK, Inc.	5,262	725,788	1,435.2
Amgen, Inc.	978	234,466	463.6
Apple, Inc.	13,109	2,224,335	4,398.5
Applied Materials., Inc.	3,843	434,374	859.0
Armstrong World Industries, Inc.	3,074	211,061	417.4
Arthur J Gallagher & Co	2,201	457,940	905.6
Ashland, Inc.	181	18,391	36.4
Autodesk, Inc.	3,532	687,998	1,360.5
AutoNation, Inc.	367	48,334	95.6
AutoZone, Inc.	680	1,811,051	3,581.3
Avis Budget Group, Inc.	163	28,797	56.9
Azenta, Inc.	364	15,830	31.3
Bank of America Corp.	18,289	535,502	1,058.9
Bank of New York Mellon Corp.	2,312	98,468	194.7
Bath & Body Works, Inc.	5,005	175,675	347.4
Bausch Health Cos., Inc.	16,448	122,480	242.2

S C H E D U L E O F I N V E S T M E N T S	97

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

United States (continued)
Beacon Roofing Supply, Inc.	3,902	$234,822	464.4%
Best Buy Co., Inc.	25,367	1,890,349	3,738.1
BioMarin Pharmaceutical, Inc.	2,948	283,126	559.9
Bio-Rad Laboratories, Inc.	1,189	535,989	1,059.9
Bio-Techne Corp.	1,326	105,921	209.5
Boeing Co.	7,521	1,555,192	3,075.3
Booz Allen Hamilton Holding Corp.	1,716	164,256	324.8
Boston Beer Co., Inc.	671	213,049	421.3
Boston Scientific Corp.	7,535	392,724	776.6
Box, Inc.	28,487	753,766	1,490.5
Boyd Gaming Corp.	4,818	334,369	661.2
Brighthouse Financial, Inc.	24,714	1,092,359	2,160.1
Bristol-Myers Squibb Co.	13,665	912,412	1,804.3
Bruker Corp.	1,276	100,970	199.7
CACI International, Inc., Class A	4,649	1,456,625	2,880.4
Camden Property Trust	1,938	213,277	421.7
Capri Holdings Ltd.	6,088	252,652	499.6
Carnival Corp.	47,924	441,380	872.8
Carnival PLC	43,326	352,281	696.6
CH Robinson Worldwide, Inc.	2,946	297,163	587.6
Charles River Laboratories International, Inc.	4,946	940,334	1,859.5
Charles Schwab Corp.	4,365	228,028	450.9
Chart Industries, Inc.	3,236	430,712	851.7
Charter Communications, Inc.	249	91,806	181.5
Chemed Corp.	1,576	868,770	1,718.0
Cheniere Energy, Inc.	5,733	877,149	1,734.5
Chevron Corp.	7,620	1,284,580	2,540.2
Chewy, Inc., Class A	10,010	310,410	613.8
Chipotle Mexican Grill, Inc.	16	33,082	65.4
Cigna Group	3,917	992,137	1,961.9
Cincinnati Financial Corp.	808	86,004	170.1
Cintas Corp.	299	136,275	269.5
Cirrus Logic, Inc.	13,841	1,187,419	2,348.1
Citizens Financial Group, Inc.	7,445	230,348	455.5
Cleveland-Cliffs, Inc.	2,185	33,605	66.5
Coca-Cola Co.	40,701	2,610,969	5,163.1
Cognizant Technology Solutions Corp.	8,884	530,464	1,049.0
Columbia Banking System, Inc.	428	9,142	18.1
Columbia Sportswear Co.	2,653	221,632	438.3
Comerica, Inc.	2,660	115,364	228.1
Commercial Metals Co.	2,825	131,899	260.8
ConocoPhillips	5,437	559,413	1,106.2
CoStar Group, Inc.	2,270	174,676	345.4
Costco Wholesale Corp.	504	253,623	501.5
Credit Acceptance Corp.	1,547	757,256	1,497.4
Crimson Wine Group Ltd.	1	6	0.0
Crowdstrike Holdings, Inc.	238	28,572	56.5
Curtiss-Wright Corp.	1,138	193,267	382.2
CVS Health Corp.	10,532	772,101	1,526.8
Danaher Corp.	12,291	2,911,861	5,758.1
DaVita, Inc.	1,032	93,252	184.4
Deckers Outdoor Corp.	6,199	2,971,429	5,875.9
Devon Energy Corp.	4,745	253,525	501.3
Diamondback Energy, Inc.	169	24,032	47.5
Dick’s Sporting Goods, Inc.	3,915	567,714	1,122.6
DocuSign, Inc.	1,941	95,963	189.8
Domino’s Pizza, Inc.	2,031	644,782	1,275.0
Donaldson Co., Inc.	2,969	188,680	373.1
Dover Corp.	1,688	246,718	487.9
Dropbox, Inc.	7,008	142,543	281.9
DTE Energy Co.	159	17,873	35.3
DuPont de Nemours, Inc.	22,085	1,539,766	3,044.8

Security	Shares	Value	% of Basket Value

United States (continued)
eBay, Inc.	17,597	$817,029	1,615.6%
Ecolab, Inc.	243	40,785	80.7
Edwards Lifesciences Corp.	434	38,183	75.5
Electronic Arts, Inc.	2,934	373,440	738.5
Elevance Health, Inc.	1,481	694,071	1,372.5
Eli Lilly & Co.	2,633	1,042,299	2,061.1
Enovis Corp.	5,510	320,957	634.7
Envista Holdings Corp.	17,838	686,585	1,357.7
EOG Resources, Inc.	12,260	1,464,702	2,896.4
EPAM Systems, Inc.	1,003	283,287	560.2
Equinix, Inc.	1,063	769,697	1,522.0
Equity LifeStyle Properties, Inc.	7,848	540,727	1,069.3
Equity Residential	14,699	929,712	1,838.5
Etsy, Inc.	3,522	355,828	703.6
Evercore, Inc., Class A	261	29,772	58.9
Exelixis, Inc.	12,687	232,172	459.1
Expedia Group, Inc.	994	93,396	184.7
Expeditors International of Washington, Inc.	3,882	441,927	873.9
Experian PLC	13,573	473,565	936.5
F5, Inc.	3,319	445,941	881.8
FactSet Research Systems, Inc.	626	257,718	509.6
Fair Isaac Corp.	540	393,093	777.3
Fidelity National Information Services, Inc.	7,632	448,151	886.2
Flowers Foods, Inc.	5,364	147,564	291.8
Flowserve Corp.	5,259	175,598	347.2
Ford Motor Co.	151,916	1,804,762	3,568.8
Fox Corp., Class A	31,186	1,037,246	2,051.1
Fox Corp., Class B	22,309	681,317	1,347.3
Freeport-McMoRan, Inc.	11,885	450,560	891.0
FTI Consulting, Inc.	3,616	652,688	1,290.7
Gap, Inc.	29,127	279,619	552.9
Garmin Ltd.	7,648	750,804	1,484.7
Gartner, Inc.	1,763	533,237	1,054.5
General Dynamics Corp.	7,909	1,726,851	3,414.8
General Electric Co.	1,869	184,975	365.8
General Motors Co.	14,811	489,355	967.7
Gentex Corp.	19,025	524,900	1,038.0
Globant SA	251	39,374	77.9
Globus Medical, Inc.	7,388	429,538	849.4
GoDaddy, Inc., Class A	3,393	256,782	507.8
Graco, Inc.	10,441	827,867	1,637.1
Guidewire Software, Inc.	7,343	559,463	1,106.3
Halliburton Co.	39,061	1,279,248	2,529.7
Halozyme Therapeutics, Inc.	4,032	129,548	256.2
Hanover Insurance Group, Inc.	6,240	746,054	1,475.3
HCA Healthcare, Inc.	2,507	720,336	1,424.4
HealthEquity, Inc.	2,511	134,213	265.4
HEICO Corp.	2,551	430,201	850.7
HEICO Corp., Class A	9,384	1,259,614	2,490.8
Helmerich & Payne, Inc.	17,705	587,098	1,161.0
Henry Schein, Inc.	12,714	1,027,418	2,031.7
Herc Holdings, Inc.	4,273	427,385	845.1
Holcim AG	3,511	230,780	456.4
Hologic, Inc.	4,509	387,819	766.9
Home Depot, Inc.	1,003	301,442	596.1
Honeywell International, Inc.	8,958	1,790,167	3,540.0
Hormel Foods Corp.	7,328	296,344	586.0
Howard Hughes Corp.	652	50,445	99.8
HubSpot, Inc.	1,634	687,832	1,360.2
IDACORP, Inc.	3,915	435,035	860.3
IDEXX Laboratories, Inc.	368	181,115	358.1
Inari Medical, Inc.	942	62,568	123.7

98	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

United States (continued)
Incyte Corp.	7,738	$575,785	1,138.6%
Insperity, Inc.	221	27,064	53.5
Integra LifeSciences Holdings Corp.	6,547	362,180	716.2
Invesco Ltd.	64,804	1,110,093	2,195.2
Ionis Pharmaceuticals, Inc.	20,160	713,059	1,410.0
IQVIA Holdings, Inc.	4,314	812,024	1,605.7
ITT, Inc.	3,574	301,789	596.8
Jack Henry & Associates, Inc.	4,170	681,128	1,346.9
Jefferies Financial Group, Inc.	21,612	692,232	1,368.9
Johnson & Johnson	8,649	1,415,841	2,799.8
Johnson Controls International PLC	5,030	300,995	595.2
Jones Lang LaSalle, Inc.	5,195	722,313	1,428.3
KBR, Inc.	3,298	187,096	370.0
KeyCorp	10,922	122,982	243.2
Keysight Technologies, Inc.	1,928	278,866	551.4
KLA Corp.	1,602	619,237	1,224.5
Knight-Swift Transportation Holdings, Inc.	15,357	864,906	1,710.3
Laboratory Corp. of America Holdings	3,089	700,307	1,384.8
Lam Research Corp.	341	178,711	353.4
Landstar System, Inc.	8,826	1,553,641	3,072.3
Lattice Semiconductor Corp.	2,191	174,623	345.3
Lear Corp.	11,752	1,500,260	2,966.7
Lennox International, Inc.	3,503	987,531	1,952.8
Liberty Broadband Corp.	5,536	469,342	928.1
Louisiana-Pacific Corp.	10,956	654,511	1,294.3
Lowe’s Cos., Inc.	9,326	1,938,223	3,832.8
Lumentum Holdings, Inc.	688	33,196	65.6
MACOM Technology Solutions Holdings, Inc.	10,028	585,034	1,156.9
Macy’s, Inc.	62,722	1,024,877	2,026.7
Manhattan Associates, Inc.	11,591	1,920,397	3,797.5
Marathon Oil Corp.	17,859	431,473	853.2
Marathon Petroleum Corp.	3,281	400,282	791.5
Marriott Vacations Worldwide Corp.	1,480	199,149	393.8
Martin Marietta Materials, Inc.	3,280	1,191,296	2,355.7
Masco Corp.	4,784	255,992	506.2
Mastercard, Inc.	694	263,741	521.5
Match Group, Inc.	5,325	196,492	388.6
McCormick & Co., Inc.	12,200	1,071,770	2,119.4
Medical Properties Trust, Inc.	39,188	343,679	679.6
Merck & Co., Inc.	936	108,080	213.7
Meta Platforms, Inc., Class A	1,459	350,627	693.3
MetLife, Inc.	10,582	648,994	1,283.4
Mettler-Toledo International, Inc.	523	780,054	1,542.5
MGM Resorts International	22,302	1,001,806	1,981.0
Micron Technology, Inc.	6,909	444,663	879.3
Microsoft Corp.	8,279	2,543,806	5,030.3
Mid-America Apartment Communities, Inc.	2,357	362,507	716.8
Mohawk Industries, Inc.	8,713	922,707	1,824.6
Molson Coors Beverage Co., Class B	25,599	1,522,629	3,010.9
Moody’s Corp.	3,189	998,540	1,974.6
MSCI, Inc.	203	97,937	193.7
Nasdaq, Inc.	9,912	548,827	1,085.3
Nestle SA, Registered Shares	6,820	872,157	1,724.7
Neurocrine Biosciences, Inc.	5,801	586,133	1,159.1
New York Community Bancorp, Inc.	30,732	328,525	649.6
Newmont Corp.	13,318	631,273	1,248.3
Nexstar Media Group, Inc.	1,149	199,294	394.1
Nordson Corp.	2,324	502,704	994.1
Norfolk Southern Corp.	1,197	243,027	480.6
Northern Trust Corp.	4,879	381,343	754.1
Northrop Grumman Corp.	253	116,701	230.8
NVIDIA Corp.	22,982	6,377,275	12,610.8

Security	Shares	Value	% of Basket Value

United States (continued)
Occidental Petroleum Corp.	1,087	$66,883	132.3%
OneMain Holdings, Inc.	12,557	481,812	952.8
O’Reilly Automotive, Inc.	960	880,618	1,741.4
Oshkosh Corp.	7,894	604,049	1,194.5
Otis Worldwide Corp.	16,563	1,412,824	2,793.8
Ovintiv, Inc.	6,790	244,983	484.4
Ovintiv, Inc.	6,066	220,568	436.2
Palo Alto Networks, Inc.	4,905	894,966	1,769.8
Paycom Software, Inc.	250	72,593	143.5
PDC Energy, Inc.	5,877	382,299	756.0
Penske Automotive Group, Inc.	3,884	538,245	1,064.4
PepsiCo., Inc.	8,973	1,712,856	3,387.1
Philip Morris International, Inc.	14,526	1,452,164	2,871.6
Pinnacle Financial Partners, Inc.	5,872	318,439	629.7
Pinterest, Inc.	27,246	626,658	1,239.2
Pioneer Natural Resources Co.	1,495	325,237	643.1
Planet Fitness, Inc., Class A	52	4,323	8.5
Pool Corp.	280	98,370	194.5
Power Integrations, Inc.	3,368	245,123	484.7
PPL Corp.	1,671	47,991	94.9
Primo Water Corp.	40,963	629,394	1,244.6
Prudential Financial, Inc.	8,283	720,621	1,425.0
PTC Therapeutics, Inc.	4,830	266,326	526.6
Qorvo, Inc.	12,664	1,166,101	2,305.9
Qualys, Inc.	2,684	303,131	599.4
Quest Diagnostics, Inc.	2,166	300,662	594.5
Ralph Lauren Corp.	4,127	473,738	936.8
Rambus, Inc.	3,179	140,957	278.7
Regeneron Pharmaceuticals, Inc., Registered Shares	362	290,248	574.0
Reinsurance Group of America, Inc.	1,186	168,792	333.8
Reliance Steel & Aluminum Co.	6,292	1,559,158	3,083.2
Repligen Corp.	698	105,838	209.3
ResMed, Inc.	4,085	984,322	1,946.5
RingCentral, Inc., Class A	12,360	340,642	673.6
Roche Holding AG	1,689	568,642	1,124.5
Rollins, Inc.	10,877	459,553	908.7
Royal Caribbean Cruises Ltd.	4,447	290,967	575.4
Royal Gold, Inc.	865	114,561	226.5
S&P Global, Inc.	1,769	641,404	1,268.3
Saia, Inc.	639	190,275	376.3
SBA Communications Corp.	283	73,832	146.0
Schlumberger NV	23,108	1,140,380	2,255.1
Schneider Electric SE	1,335	231,025	456.8
Scotts Miracle-Gro Co.	3,720	248,533	491.5
SEI Investments Co.	5,311	312,871	618.7
Silicon Laboratories, Inc.	4,262	593,697	1,174.0
Sims Ltd.	10,536	111,953	221.4
Sirius XM Holdings, Inc.	139,519	530,172	1,048.4
SiteOne Landscape Supply, Inc.	4,641	685,661	1,355.9
Snap-on, Inc.	1,696	439,959	870.0
Southwest Airlines Co.	41,442	1,255,278	2,482.3
Spotify Technology SA	1,611	215,230	425.6
Steel Dynamics, Inc.	1,057	109,875	217.3
Stifel Financial Corp.	17,734	1,063,508	2,103.0
Sun Communities, Inc.	657	91,277	180.5
Syneos Health, Inc.	22,055	865,879	1,712.2
Synopsys, Inc.	2,005	744,497	1,472.2
Synovus Financial Corp.	8,355	257,334	508.9
T Rowe Price Group, Inc.	5,854	657,580	1,300.3
Tapestry, Inc.	7,615	310,768	614.5
Teleflex, Inc.	2,577	702,284	1,388.7

S C H E D U L E O F I N V E S T M E N T S	99

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

United States (continued)
Tempur Sealy International, Inc.	6,528	$244,604	483.7%
Teradata Corp.	16,296	630,818	1,247.4
Teradyne, Inc.	22,015	2,011,731	3,978.1
Texas Pacific Land Corp.	582	859,992	1,700.6
Textron, Inc.	5,373	359,669	711.2
Thor Industries, Inc.	1,172	92,611	183.1
TJX Cos., Inc.	5,555	437,845	865.8
Transocean Ltd.	16,141	95,232	188.3
Travel & Leisure Co.	42,962	1,644,156	3,251.2
Travelers Cos., Inc.	891	161,396	319.2
Trex Co., Inc.	16,469	900,196	1,780.1
Trimble, Inc.	19,901	937,337	1,853.5
UGI Corp.	25,244	855,267	1,691.3
Ulta Beauty, Inc.	2,459	1,355,966	2,681.4
United Parcel Service, Inc., Class B	1,407	252,993	500.3
United Therapeutics Corp.	2,739	630,326	1,246.4
UnitedHealth Group, Inc.	1,672	822,774	1,627.0
Universal Display Corp.	5,799	773,935	1,530.4
US Bancorp	17,424	597,295	1,181.1
Valero Energy Corp.	2,948	338,047	668.5
Veeva Systems, Inc., Class A	7,323	1,311,403	2,593.2
Ventas, Inc.	7,872	378,250	748.0
VeriSign, Inc.	18,467	4,095,981	8,099.6
Verisk Analytics, Inc.	6,026	1,169,707	2,313.0
Vertex Pharmaceuticals, Inc.	1,530	521,317	1,030.9
Virtu Financial, Inc., Class A	2,306	46,235	91.4
Visa, Inc., Class A	3,753	873,436	1,727.2
Visteon Corp.	116	16,285	32.2
Vulcan Materials Co.	955	167,240	330.7
W R Berkley Corp.	6,220	366,482	724.7
Walgreens Boots Alliance, Inc.	38,857	1,369,709	2,708.5
Walmart, Inc.	4,842	730,997	1,445.5
Waters Corp.	2,055	617,240	1,220.6
Watsco, Inc.	1,433	496,363	981.5
Westlake Corp.	3,967	451,365	892.6
Westrock Co.	9,084	271,884	537.6
WEX, Inc.	1,935	343,172	678.6
Willis Towers Watson PLC	1,648	381,677	754.7
WillScot Mobile Mini Holdings Corp.	1,123	50,984	100.8
Woodward, Inc.	731	70,191	138.8
Workiva, Inc.	3,340	312,023	617.0
World Wrestling Entertainment, Inc., Class A	5,744	615,584	1,217.3
WW Grainger, Inc.	661	459,772	909.2
Xylem, Inc.	12,560	1,304,230	2,579.1
YETI Holdings, Inc.	9,701	382,704	756.8
Yum! Brands, Inc.	15,872	2,231,286	4,412.3
Ziff Davis, Inc.	697	50,979	100.8
Zillow Group, Inc., Class C	4,725	205,726	406.8
Zions Bancorp NA	8,060	224,552	444.0
Zoetis, Inc.	3,701	650,562	1,286.5

		200,895,374

Zambia
First Quantum Minerals Ltd.	49,087	1,207,371	2,387.5

Preferred Stocks

Germany
Bayerische Motoren Werke AG	2,838	299,237	591.7
Fuchs Petrolub SE, Preference Shares	4,822	188,917	373.6
Sartorius AG	641	246,935	488.3
Volkswagen AG	876	118,634	234.6

		853,723

Security	Shares	Value	% of Basket Value

Germany (continued)

Warrants

Australia
Magellan Financial Group Ltd., (Issued/Exercisable 04/14/22, 1 Share for 1 Warrant, Expires 04/16/27, Strike Price AUD 35.00)	1,580	$218	0.4%

Total Reference Entity — Long		398,649,930

Reference Entity — Short

Common Stocks

Australia
Ampol Ltd.	(19,910)	(402,725)	(796.4)
Atlas Arteria Ltd.	(361,598)	(1,592,711)	(3,149.5)
BlueScope Steel Ltd.	(115,993)	(1,562,359)	(3,089.5)
Champion Iron Ltd.	(19,465)	(85,765)	(169.6)
Cleanaway Waste Management Ltd.	(827,301)	(1,350,491)	(2,670.5)
Evolution Mining Ltd.	(221,303)	(528,800)	(1,045.7)
Glencore PLC	(3,005)	(17,506)	(34.6)
Goodman Group	(118,711)	(1,550,781)	(3,066.6)
IGO Ltd.	(35,648)	(332,550)	(657.6)
Incitec Pivot Ltd.	(350,608)	(757,002)	(1,496.9)
Lendlease Corp. Ltd.	(3,998)	(20,140)	(39.8)
Lottery Corp. Ltd.	(237,352)	(806,382)	(1,594.6)
Medibank Pvt Ltd.	(7,966)	(19,100)	(37.8)
Newcrest Mining Ltd.	(2,318)	(44,570)	(88.1)
Newcrest Mining Ltd.	(49,757)	(962,996)	(1,904.3)
NEXTDC Ltd.	(62,487)	(485,541)	(960.1)
Nufarm Ltd.	(144,608)	(545,082)	(1,077.9)
Orica Ltd.	(15,712)	(171,819)	(339.8)
Ramsay Health Care Ltd.	(1,374)	(59,904)	(118.5)
Reece Ltd.	(17,295)	(213,461)	(422.1)
Santos Ltd.	(337,698)	(1,621,584)	(3,206.6)
Seven Group Holdings Ltd.	(93,598)	(1,497,889)	(2,962.0)
South32 Ltd.	(262,665)	(752,856)	(1,488.7)
Transurban Group	(43,771)	(442,271)	(874.6)
Woodside Energy Group Ltd.	(1)	(22)	(0.1)

		(15,824,307)

Austria
Erste Group Bank AG	(11,793)	(425,456)	(841.3)
Mondi PLC	(15,802)	(247,899)	(490.2)
OMV AG	(7,900)	(370,769)	(733.2)

		(1,044,124)

Belgium
Ackermans & van Haaren NV	(97)	(16,927)	(33.5)
Ageas SA/NV	(759)	(33,548)	(66.3)
Anheuser-Busch InBev SA	(13,391)	(863,633)	(1,707.8)
KBC Group NV	(13,843)	(981,658)	(1,941.2)

		(1,895,766)

Canada
Agnico Eagle Mines Ltd.	(15,719)	(902,104)	(1,783.9)
Algonquin Power & Utilities Corp.	(44,960)	(386,666)	(764.6)
Barrick Gold Corp.	(49,568)	(953,464)	(1,885.4)
BlackBerry Ltd.	(26,990)	(106,568)	(210.7)
Brookfield Asset Management Ltd.	(29,143)	(988,066)	(1,953.9)
CAE, Inc.	(26,532)	(604,372)	(1,195.1)
Cameco Corp.	(34,003)	(945,027)	(1,868.8)
Canadian Apartment Properties REIT	(20,519)	(760,060)	(1,503.0)
Canadian Pacific Kansas City Ltd.	(3,354)	(267,415)	(528.8)
Canadian Solar, Inc.	(20,117)	(752,778)	(1,488.6)

100	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

Canada (continued)
Canadian Tire Corp. Ltd.	(8,223)	$(1,090,736)	(2,156.9)%
Canadian Utilities Ltd.	(14,753)	(431,400)	(853.1)
Cenovus Energy, Inc.	(41,814)	(710,305)	(1,404.6)
CI Financial Corp.	(52,152)	(519,277)	(1,026.8)
Colliers International Group, Inc.	(2,085)	(224,198)	(443.3)
Fairfax Financial Holdings Ltd.	(150)	(105,948)	(209.5)
Finning International, Inc.	(65,211)	(1,709,457)	(3,380.4)
George Weston Ltd.	(1,956)	(265,623)	(525.3)
iA Financial Corp., Inc.	(1,994)	(135,289)	(267.5)
IGM Financial, Inc.	(8,418)	(261,298)	(516.7)
Intact Financial Corp.	(2,846)	(432,026)	(854.3)
Lightspeed Commerce, Inc.	(88,209)	(1,173,963)	(2,321.5)
Loblaw Cos. Ltd.	(4,281)	(407,202)	(805.2)
National Bank of Canada	(527)	(39,185)	(77.5)
Nutrien Ltd.	(16,850)	(1,183,418)	(2,340.2)
Open Text Corp.	(80,267)	(3,073,951)	(6,078.6)
Osisko Gold Royalties Ltd.	(24,418)	(401,379)	(793.7)
Paramount Resources Ltd., Class A	(1,871)	(44,830)	(88.7)
Parkland Corp.	(33,411)	(796,993)	(1,576.0)
Power Corp. of Canada	(6,615)	(179,187)	(354.3)
Quebecor, Inc.	(18,445)	(481,480)	(952.1)
Rogers Communications, Inc.	(56,095)	(2,802,065)	(5,541.0)
Saputo, Inc.	(17,547)	(459,653)	(908.9)
Shopify, Inc., Class A	(8,007)	(392,383)	(775.9)
SNC-Lavalin Group, Inc.	(16,213)	(377,773)	(747.0)
Sun Life Financial, Inc.	(10,189)	(505,441)	(999.5)
Thomson Reuters Corp.	(6,350)	(844,482)	(1,669.9)
Tricon Residential, Inc.	(35,815)	(290,392)	(574.2)
WSP Global, Inc.	(5,973)	(797,313)	(1,576.7)

		(26,803,167)

China
BOC Hong Kong Holdings Ltd.	(125,500)	(396,164)	(783.4)
Kerry Logistics Network Ltd.	(80,500)	(114,057)	(225.5)
NXP Semiconductors NV	(4,703)	(770,069)	(1,522.8)
Prosus NV	(630)	(47,215)	(93.4)
Xinyi Glass Holdings Ltd.	(1,366,000)	(2,499,118)	(4,941.9)

		(3,826,623)

Finland
Elisa OYJ	(13,642)	(840,577)	(1,662.2)
Huhtamaki OYJ	(3,331)	(119,067)	(235.4)
Kesko OYJ, B Shares	(8,759)	(181,034)	(358.0)
Kojamo OYJ	(14,954)	(184,116)	(364.1)
Stora Enso OYJ, R Shares	(14,975)	(188,437)	(372.6)
Valmet OYJ	(3,614)	(121,346)	(240.0)

		(1,634,577)

France
Air France-KLM	(111,507)	(191,642)	(379.0)
Alstom SA	(3,119)	(77,787)	(153.8)
Amundi SA	(7,671)	(498,586)	(985.9)
BioMerieux	(8,210)	(852,554)	(1,685.9)
BNP Paribas SA	(11,064)	(709,185)	(1,402.4)
Capgemini SE	(8,507)	(1,539,046)	(3,043.4)
Cie de L’Odet SE	(132)	(230,626)	(456.0)
Covivio SA/France	(402)	(22,661)	(44.8)
Credit Agricole SA	(105,973)	(1,285,216)	(2,541.5)
Eiffage SA	(8,370)	(988,625)	(1,955.0)
Eramet SA	(1,144)	(110,417)	(218.3)
Eurazeo SE	(2,569)	(181,931)	(359.8)
Faurecia SE	(2,410)	(49,590)	(98.1)

Security	Shares	Value	% of Basket Value

France (continued)
Ipsen SA	(6,641)	$(799,074)	(1,580.1)%
Orange SA	(68,965)	(890,699)	(1,761.3)
Publicis Groupe SA	(1,368)	(110,932)	(219.4)
Rexel SA	(8,614)	(197,945)	(391.4)
Sodexo SA	(2,569)	(273,050)	(539.9)
Technip Energies NV	(4,426)	(97,407)	(192.6)
Thales SA	(1,428)	(216,130)	(427.4)
TotalEnergies SE	(24,487)	(1,553,097)	(3,071.2)
Unibail-Rodamco-Westfield	(9,575)	(513,734)	(1,015.9)
Worldline SA/France	(4,837)	(208,747)	(412.8)

		(11,598,681)

Germany
adidas AG	(717)	(125,654)	(248.5)
Aixtron SE	(892)	(25,028)	(49.5)
Aroundtown SA	(31,223)	(42,163)	(83.4)
Aurubis AG	(3,842)	(357,470)	(706.9)
BASF SE	(3,515)	(180,253)	(356.4)
Bayer AG, Registered Shares	(7,555)	(494,489)	(977.8)
Bechtle AG	(4,634)	(213,740)	(422.7)
Brenntag SE	(7,489)	(605,717)	(1,197.8)
Continental AG	(5,220)	(363,080)	(718.0)
CTS Eventim AG & Co. KGaA	(4,851)	(317,198)	(627.2)
Deutsche Boerse AG	(4,271)	(807,764)	(1,597.3)
Deutsche Post AG, Registered Shares	(12,849)	(613,158)	(1,212.5)
Evotec SE	(9,078)	(165,199)	(326.7)
Fresenius Medical Care AG & Co. KGaA	(14,640)	(704,994)	(1,394.1)
Hannover Rueck SE	(1,419)	(300,927)	(595.1)
HeidelbergCement AG	(3,667)	(275,467)	(544.7)
Hella GmbH & Co. KGaA	(675)	(56,602)	(111.9)
HelloFresh SE	(5,613)	(149,712)	(296.0)
HOCHTIEF AG	(7,857)	(652,076)	(1,289.4)
Infineon Technologies AG	(20,299)	(736,516)	(1,456.4)
KION Group AG	(591)	(24,323)	(48.1)
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered Shares	(617)	(230,113)	(455.0)
Nordex SE	(7,384)	(88,185)	(174.4)
Rational AG	(158)	(113,515)	(224.5)
SAP SE	(686)	(92,120)	(182.2)
Siemens Healthineers AG	(3,632)	(224,641)	(444.2)
Sixt SE	(6,393)	(786,516)	(1,555.3)
Symrise AG	(2,764)	(331,386)	(655.3)
TeamViewer SE	(1,583)	(28,990)	(57.3)
Telefonica Deutschland Holding AG	(29,589)	(99,198)	(196.2)
Vonovia SE	(14,711)	(316,561)	(626.0)

		(9,522,755)

Hong Kong
CK Asset Holdings Ltd.	(36,500)	(215,826)	(426.8)
CK Infrastructure Holdings Ltd.	(73,000)	(415,612)	(821.8)
CLP Holdings Ltd.	(203,500)	(1,515,185)	(2,996.2)
Guotai Junan International Holdings Ltd.	(259,000)	(21,875)	(43.3)
Hang Seng Bank Ltd.	(18,800)	(278,666)	(551.0)
Henderson Land Development Co. Ltd.	(130,000)	(462,888)	(915.3)
HKT Trust & HKT Ltd.	(2,503,000)	(3,289,579)	(6,505.0)
Hong Kong & China Gas Co. Ltd.	(460,000)	(408,443)	(807.7)
Jardine Matheson Holdings Ltd.	(1,300)	(62,844)	(124.3)
Man Wah Holdings Ltd.	(371,200)	(312,263)	(617.5)
NWS Holdings Ltd.	(166,000)	(143,781)	(284.3)
PCCW Ltd.	(5,469,000)	(2,852,747)	(5,641.2)
Power Assets Holdings Ltd.	(155,500)	(888,562)	(1,757.1)
Prudential PLC	(135,671)	(2,048,629)	(4,051.1)

S C H E D U L E O F I N V E S T M E N T S	101

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

Hong Kong (continued)
Sino Land Co. Ltd.	(696,703)	$(938,845)	(1,856.5)%
VTech Holdings Ltd.	(48,600)	(291,768)	(577.0)
Wharf Real Estate Investment Co. Ltd.	(3,000)	(17,300)	(34.2)

		(14,164,813)

Ireland
Bank of Ireland Group PLC	(3,215)	(32,989)	(65.2)

Israel
Azrieli Group Ltd.	(16,475)	(955,315)	(1,889.1)
Bank Hapoalim BM	(90,729)	(777,364)	(1,537.2)
Bank Leumi Le-Israel BM	(282,267)	(2,225,372)	(4,400.6)
ICL Group Ltd.	(9,654)	(59,603)	(117.9)
Israel Corp. Ltd.	(858)	(249,818)	(494.0)
Israel Discount Bank Ltd.	(48,174)	(238,091)	(470.8)
Mizrahi Tefahot Bank Ltd.	(7,205)	(235,013)	(464.7)
Shufersal Ltd.	(145,809)	(739,307)	(1,461.9)
Strauss Group Ltd.	(33,822)	(749,991)	(1,483.1)
Teva Pharmaceutical Industries Ltd.	(7,852)	(68,424)	(135.3)
Teva Pharmaceutical Industries Ltd., ADR	(1,383)	(12,074)	(23.9)

		(6,310,372)

Italy
Assicurazioni Generali SpA	(39,081)	(807,488)	(1,596.8)
Banca Mediolanum SpA	(1,423)	(12,758)	(25.2)
DiaSorin SpA	(3,625)	(390,614)	(772.4)
Interpump Group SpA	(5,430)	(300,678)	(594.6)
Iveco Group NV	(12,547)	(111,980)	(221.4)
Leonardo SpA	(20,842)	(246,199)	(486.9)
Nexi SpA	(17,272)	(142,049)	(280.9)
Pirelli &C SpA	(12,161)	(63,191)	(125.0)
Poste Italiane SpA	(31,968)	(330,030)	(652.6)
Saipem SpA	(12,567)	(19,065)	(37.7)
UniCredit SpA	(31,906)	(626,860)	(1,239.6)

		(3,050,912)

Japan
Activia Properties, Inc.	(20)	(59,049)	(116.8)
Advance Residence Investment Corp.	(105)	(275,882)	(545.5)
Air Water, Inc.	(8,700)	(111,370)	(220.2)
Allegro MicroSystems, Inc.	(7,499)	(268,239)	(530.4)
Asahi Group Holdings Ltd.	(15,700)	(614,178)	(1,214.5)
Asics Corp.	(10,600)	(300,355)	(593.9)
ASKUL Corp.	(8,800)	(118,823)	(235.0)
Bank of Kyoto Ltd.	(15,500)	(772,419)	(1,527.4)
Benefit One, Inc.	(19,900)	(277,580)	(548.9)
BIPROGY, Inc.	(6,600)	(161,232)	(318.8)
Capcom Co. Ltd.	(6,700)	(254,909)	(504.1)
Chiba Bank Ltd.	(17,600)	(116,429)	(230.2)
Chubu Electric Power Co., Inc.	(27,800)	(314,019)	(621.0)
Chugai Pharmaceutical Co. Ltd.	(40,000)	(1,045,414)	(2,067.3)
Chugin Financial Group, Inc.	(8,100)	(55,080)	(108.9)
Cosmo Energy Holdings Co. Ltd.	(600)	(19,442)	(38.4)
Credit Saison Co. Ltd.	(12,700)	(178,203)	(352.4)
Dai Nippon Printing Co. Ltd.	(18,400)	(535,849)	(1,059.6)
Daido Steel Co. Ltd.	(7,200)	(280,980)	(555.6)
Daiwa House REIT Investment Corp.	(215)	(462,896)	(915.4)
Daiwa Office Investment Corp.	(12)	(52,864)	(104.5)
Daiwa Securities Group, Inc.	(3,100)	(14,591)	(28.9)
Daiwa Securities Living Investments Corp.	(317)	(273,065)	(540.0)
Descente Ltd.	(10,000)	(321,700)	(636.1)
Electric Power Development Co. Ltd.	(27,600)	(447,238)	(884.4)

Security	Shares	Value	% of Basket Value

Japan (continued)
Food & Life Cos. Ltd.	(2,900)	$(70,859)	(140.1)%
FP Corp.	(12,400)	(312,456)	(617.9)
Fuji Kyuko Co. Ltd.	(2,800)	(108,911)	(215.4)
Fujitsu General Ltd.	(28,400)	(741,576)	(1,466.4)
Furukawa Electric Co. Ltd.	(5,000)	(92,756)	(183.4)
Fuyo General Lease Co. Ltd.	(8,400)	(622,652)	(1,231.3)
GLP J-Reit	(75)	(86,816)	(171.7)
Goldwin, Inc.	(8,100)	(746,093)	(1,475.4)
GS Yuasa Corp.	(13,400)	(238,875)	(472.4)
GungHo Online Entertainment, Inc.	(800)	(15,556)	(30.8)
Hachijuni Bank Ltd.	(10,100)	(45,827)	(90.6)
Hakuhodo DY Holdings, Inc.	(12,800)	(152,773)	(302.1)
Hankyu Hanshin Holdings, Inc.	(5,400)	(170,798)	(337.7)
Harmonic Drive Systems, Inc.	(2,600)	(80,564)	(159.3)
Haseko Corp.	(41,500)	(513,174)	(1,014.8)
Heiwa Corp.	(18,800)	(376,043)	(743.6)
Hikari Tsushin, Inc.	(1,900)	(262,680)	(519.4)
Hirogin Holdings, Inc.	(9,700)	(48,736)	(96.4)
Hitachi Construction Machinery Co. Ltd.	(3,700)	(92,320)	(182.6)
Hoshizaki Corp.	(13,000)	(464,037)	(917.6)
Ibiden Co. Ltd.	(6,800)	(271,122)	(536.1)
Iida Group Holdings Co. Ltd.	(25,600)	(460,884)	(911.4)
Industrial & Infrastructure Fund Investment Corp.	(232)	(269,373)	(532.7)
Inpex Corp.	(100,800)	(1,118,114)	(2,211.0)
Itoham Yonekyu Holdings, Inc.	(35,800)	(198,720)	(393.0)
Iwatani Corp.	(16,400)	(786,787)	(1,555.8)
Iyogin Holdings, Inc.	(34,900)	(207,023)	(409.4)
Izumi Co. Ltd.	(17,700)	(421,782)	(834.1)
Japan Airlines Co. Ltd.	(14,000)	(270,617)	(535.1)
Japan Aviation Electronics Industry Ltd.	(3,100)	(55,104)	(109.0)
Japan Exchange Group, Inc.	(11,100)	(182,698)	(361.3)
Japan Hotel REIT Investment Corp.	(458)	(262,148)	(518.4)
Japan Logistics Fund, Inc.	(47)	(113,061)	(223.6)
Japan Metropolitan Fund Invest	(324)	(240,361)	(475.3)
Japan Post Insurance Co. Ltd.	(29,200)	(480,452)	(950.1)
Japan Prime Realty Investment Corp.	(53)	(139,634)	(276.1)
Japan Real Estate Investment Corp.	(179)	(718,608)	(1,421.0)
JMDC, Inc.	(12,900)	(468,800)	(927.0)
Justsystems Corp.	(8,600)	(230,366)	(455.5)
Kajima Corp.	(23,200)	(310,789)	(614.6)
Kansai Paint Co. Ltd.	(18,100)	(258,468)	(511.1)
Keihan Holdings Co. Ltd.	(7,800)	(217,561)	(430.2)
Keio Corp.	(10,900)	(410,133)	(811.0)
Keisei Electric Railway Co. Ltd.	(8,400)	(300,200)	(593.6)
Kikkoman Corp.	(12,300)	(737,545)	(1,458.5)
Kintetsu Group Holdings Co. Ltd.	(12,400)	(424,317)	(839.1)
Kobayashi Pharmaceutical Co. Ltd.	(4,600)	(290,830)	(575.1)
Kotobuki Spirits Co. Ltd.	(4,200)	(314,146)	(621.2)
Kyudenko Corp.	(11,400)	(307,794)	(608.7)
Kyushu Electric Power Co., Inc.	(9,400)	(55,460)	(109.7)
Kyushu Financial Group, Inc.	(30,900)	(112,854)	(223.2)
Kyushu Railway Co.	(18,800)	(432,496)	(855.2)
LaSalle Logiport REIT	(132)	(158,852)	(314.1)
Marubeni Corp.	(55,800)	(802,701)	(1,587.3)
Marui Group Co. Ltd.	(13,100)	(211,436)	(418.1)
Matsui Securities Co. Ltd.	(87,500)	(507,536)	(1,003.6)
MatsukiyoCocokara & Co.	(3,200)	(173,887)	(343.9)
Mazda Motor Corp.	(2,700)	(24,749)	(48.9)
McDonald’s Holdings Co. Japan Ltd.	(6,100)	(257,504)	(509.2)
Mebuki Financial Group, Inc.	(104,500)	(271,120)	(536.1)

102	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

Japan (continued)
Mitsui Fudosan Logistics Park, Inc.	(294)	$(1,119,232)	(2,213.2)%
Miura Co. Ltd.	(10,700)	(288,607)	(570.7)
MonotaRO Co. Ltd.	(17,500)	(267,936)	(529.8)
Mori Hills REIT Investment Corp.	(179)	(205,009)	(405.4)
Morinaga & Co. Ltd.	(10,300)	(309,114)	(611.3)
Morinaga Milk Industry Co. Ltd.	(3,600)	(137,084)	(271.1)
Murata Manufacturing Co. Ltd.	(3,300)	(189,831)	(375.4)
Nagase & Co. Ltd.	(15,000)	(239,413)	(473.4)
Nextage Co. Ltd.	(5,800)	(106,561)	(210.7)
NHK Spring Co. Ltd.	(47,300)	(355,102)	(702.2)
Nifco, Inc.	(10,900)	(317,502)	(627.8)
Nihon Kohden Corp.	(14,500)	(406,562)	(804.0)
Nippon Building Fund, Inc.	(162)	(688,236)	(1,361.0)
Nippon Electric Glass Co. Ltd.	(9,600)	(185,697)	(367.2)
Nippon Kayaku Co. Ltd.	(70,600)	(649,043)	(1,283.5)
Nippon Sanso Holdings Corp.	(31,400)	(573,892)	(1,134.8)
Nippon Shokubai Co. Ltd.	(2,400)	(97,510)	(192.8)
Nishi-Nippon Railroad Co. Ltd.	(2,300)	(42,736)	(84.5)
Nisshin Seifun Group, Inc.	(22,800)	(279,978)	(553.6)
Nissin Foods Holdings Co. Ltd.	(200)	(19,524)	(38.6)
Noevir Holdings Co. Ltd.	(2,200)	(90,940)	(179.8)
NOF Corp.	(2,600)	(120,407)	(238.1)
NOK Corp.	(26,900)	(366,639)	(725.0)
Nomura Holdings, Inc.	(137,400)	(499,585)	(987.9)
NTT Data Corp.	(35,000)	(481,712)	(952.6)
OKUMA Corp.	(1,900)	(85,479)	(169.0)
Open House Group Co. Ltd.	(1,700)	(68,829)	(136.1)
Orix JREIT, Inc.	(42)	(55,002)	(108.8)
Osaka Gas Co. Ltd.	(14,000)	(234,675)	(464.1)
OSG Corp.	(16,300)	(232,029)	(458.8)
PALTAC Corp.	(2,800)	(108,818)	(215.2)
Pan Pacific International Holdings Corp.	(21,800)	(412,908)	(816.5)
Park24 Co. Ltd.	(4,900)	(76,741)	(151.8)
PeptiDream, Inc.	(2,900)	(39,734)	(78.6)
Persol Holdings Co. Ltd.	(27,200)	(568,184)	(1,123.6)
Relo Group, Inc.	(13,500)	(212,605)	(420.4)
Renesas Electronics Corp.	(1,400)	(18,505)	(36.6)
Rohto Pharmaceutical Co. Ltd.	(6,100)	(128,233)	(253.6)
Sankyu, Inc.	(5,800)	(207,253)	(409.8)
Sanwa Holdings Corp.	(24,200)	(268,484)	(530.9)
SBI Shinsei Bank Ltd.	(13,400)	(243,704)	(481.9)
SCREEN Holdings Co. Ltd.	(2,900)	(239,013)	(472.6)
Seino Holdings Co. Ltd.	(10,900)	(122,572)	(242.4)
Sekisui Chemical Co. Ltd.	(22,300)	(321,541)	(635.8)
Sekisui House Ltd.	(28,500)	(593,680)	(1,174.0)
Sekisui House Reit, Inc.	(637)	(365,843)	(723.4)
Seven & i Holdings Co. Ltd.	(33,200)	(1,523,971)	(3,013.6)
SG Holdings Co. Ltd.	(14,200)	(207,063)	(409.5)
Shikoku Electric Power Co., Inc.	(13,800)	(82,600)	(163.3)
Shin-Etsu Chemical Co. Ltd.	(54,500)	(1,577,705)	(3,119.8)
Shizuoka Financial Group, Inc.	(11,900)	(90,857)	(179.7)
Shochiku Co. Ltd.	(1,300)	(118,296)	(233.9)
SoftBank Corp.	(53,000)	(605,495)	(1,197.3)
Sony Group Corp.	(4,300)	(394,557)	(780.2)
Sotetsu Holdings, Inc.	(19,600)	(377,712)	(746.9)
Square Enix Holdings Co. Ltd.	(5,700)	(284,083)	(561.8)
Stanley Electric Co. Ltd.	(3,800)	(86,832)	(171.7)
Sumitomo Metal Mining Co. Ltd.	(25,900)	(969,517)	(1,917.2)
Suzuken Co. Ltd.	(5,900)	(170,038)	(336.2)
Taiheiyo Cement Corp.	(24,800)	(450,659)	(891.2)
Taiyo Yuden Co. Ltd.	(7,500)	(232,919)	(460.6)

Security	Shares	Value	% of Basket Value

Japan (continued)
Takara Holdings, Inc.	(21,900)	$(174,821)	(345.7)%
Takashimaya Co. Ltd.	(20,000)	(299,306)	(591.9)
Takeda Pharmaceutical Co. Ltd.	(5,500)	(184,814)	(365.5)
TDK Corp.	(1,500)	(52,259)	(103.3)
TechnoPro Holdings, Inc.	(800)	(22,116)	(43.7)
TIS, Inc.	(7,600)	(211,443)	(418.1)
Tobu Railway Co. Ltd.	(1,500)	(38,784)	(76.7)
Tohoku Electric Power Co., Inc.	(5,000)	(26,045)	(51.5)
Tokai Carbon Co. Ltd.	(139,900)	(1,288,400)	(2,547.8)
Tokyo Gas Co. Ltd.	(12,700)	(263,314)	(520.7)
Tokyu Corp.	(15,300)	(219,152)	(433.4)
Tokyu Fudosan Holdings Corp.	(38,300)	(196,865)	(389.3)
TOPPAN, Inc.	(8,300)	(178,709)	(353.4)
Toshiba TEC Corp.	(3,500)	(103,011)	(203.7)
Toyo Seikan Group Holdings Ltd.	(5,300)	(75,850)	(150.0)
Toyo Suisan Kaisha Ltd.	(5,300)	(239,631)	(473.9)
Toyo Tire Corp.	(26,000)	(313,777)	(620.5)
United Urban Investment Corp.	(88)	(98,982)	(195.7)
USS Co. Ltd.	(3,400)	(57,888)	(114.5)
Visional, Inc.	(5,700)	(302,837)	(598.8)
West Japan Railway Co.	(12,000)	(527,342)	(1,042.8)
Yamato Holdings Co. Ltd.	(18,600)	(323,743)	(640.2)
Yokohama Rubber Co. Ltd.	(14,500)	(319,485)	(631.8)
Z Holdings Corp.	(137,000)	(380,545)	(752.5)
Zensho Holdings Co. Ltd.	(3,300)	(106,203)	(210.0)

		(51,870,650)

Luxembourg
Aperam SA	(2,935)	(107,966)	(213.5)
Eurofins Scientific SE	(4,691)	(325,112)	(642.9)

		(433,078)

Netherlands
Akzo Nobel NV	(4,553)	(374,730)	(741.0)
Argenx SE	(767)	(293,857)	(581.1)
ASM International NV	(106)	(38,369)	(75.9)
Euronext NV	(18,108)	(1,428,681)	(2,825.1)
Heineken NV	(1,955)	(222,758)	(440.5)
JDE Peet’s NV	(1,575)	(47,514)	(94.0)
Koninklijke Ahold Delhaize NV	(17,904)	(610,690)	(1,207.6)
OCI NV	(6,991)	(182,311)	(360.5)
SBM Offshore NV	(31,499)	(441,547)	(873.1)
Universal Music Group NV	(11,975)	(259,411)	(513.0)

		(3,899,868)

New Zealand
Mainfreight Ltd.	(5,262)	(233,794)	(462.3)

Nigeria
Airtel Africa PLC	(11,012)	(16,390)	(32.4)

Portugal
Banco Comercial Portugues SA	(4,086,067)	(1,042,161)	(2,060.8)
Jeronimo Martins SGPS SA	(1,137)	(28,475)	(56.3)

		(1,070,636)

Singapore
CapitaLand Ascendas REIT	(238,000)	(512,292)	(1,013.0)
DBS Group Holdings Ltd.	(3,000)	(74,108)	(146.5)
Genting Singapore Ltd.	(701,300)	(596,775)	(1,180.1)
Jardine Cycle & Carriage Ltd.	(13,500)	(343,916)	(680.1)
Oversea-Chinese Banking Corp. Ltd.	(12,800)	(121,102)	(239.5)
Sea Ltd., ADR	(20,986)	(1,598,504)	(3,161.0)
Singapore Exchange Ltd.	(70,000)	(503,895)	(996.4)

S C H E D U L E O F I N V E S T M E N T S	103

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

Singapore (continued)
Singapore Technologies Engineering Ltd.	(156,600)	$(426,428)	(843.2)%
Singapore Telecommunications Ltd.	(55,500)	(106,385)	(210.4)
STMicroelectronics NV	(30,612)	(1,297,101)	(2,565.0)
UOL Group Ltd.	(65,200)	(340,231)	(672.8)
Venture Corp. Ltd.	(110,700)	(1,414,656)	(2,797.4)

		(7,335,393)

South Korea
Delivery Hero SE	(6,901)	(273,906)	(541.6)

Spain
Aena SME SA	(108)	(18,216)	(36.0)
Amadeus IT Group SA	(22,885)	(1,597,175)	(3,158.4)
CaixaBank SA	(29,338)	(107,682)	(212.9)
Cellnex Telecom SA	(17,777)	(742,713)	(1,468.7)
Corp. ACCIONA Energias Renovables SA	(6,681)	(237,877)	(470.4)
Endesa SA	(22,555)	(502,018)	(992.7)
Inmobiliaria Colonial Socimi SA	(28,472)	(180,517)	(357.0)

		(3,386,198)

Sweden
Autoliv, Inc.	(6,563)	(563,171)	(1,113.7)
Electrolux AB	(10,070)	(150,647)	(297.9)

		(713,818)

Switzerland
Adecco Group AG, Registered Shares	(23,104)	(790,155)	(1,562.5)
Alcon, Inc.	(10,529)	(762,773)	(1,508.4)
Bachem Holding AG	(874)	(94,990)	(187.8)
Barry Callebaut AG, Registered Shares	(398)	(845,448)	(1,671.8)
Emmi AG, Registered Shares	(735)	(760,857)	(1,504.6)
EMS-Chemie Holding AG, Registered Shares	(667)	(544,793)	(1,077.3)
Flughafen Zurich AG, Registered Shares	(1,004)	(192,231)	(380.1)
Galenica AG	(17,883)	(1,594,370)	(3,152.8)
Julius Baer Group Ltd.	(2,322)	(165,558)	(327.4)
Lonza Group AG, Registered Shares	(1,782)	(1,105,172)	(2,185.4)
Mediclinic International PLC	(125,804)	(776,759)	(1,536.0)
On Holding AG	(3,877)	(125,809)	(248.8)
Schindler Holding AG, Registered Shares	(3,885)	(825,628)	(1,632.6)
SIG Group AG	(13,295)	(353,954)	(699.9)
Straumann Holding AG, Registered Shares	(225)	(33,946)	(67.1)
Swiss Life Holding AG, Registered Shares	(717)	(470,797)	(931.0)
Swisscom AG, Registered Shares	(284)	(194,930)	(385.5)
UBS Group AG, Registered Shares	(17,454)	(354,121)	(700.3)
Zurich Insurance Group AG	(4,013)	(1,936,332)	(3,829.0)

		(11,928,623)

United Kingdom
abrdn PLC	(112,450)	(297,030)	(587.4)
Associated British Foods PLC	(35,492)	(860,828)	(1,702.3)
Aviva PLC	(66,402)	(348,309)	(688.8)
Barratt Developments PLC	(22,555)	(139,825)	(276.5)
Berkeley Group Holdings PLC	(38,274)	(2,110,452)	(4,173.3)
BT Group PLC	(36,890)	(73,206)	(144.8)
CK Hutchison Holdings Ltd.	(197,500)	(1,320,356)	(2,611.0)
CNH Industrial NV	(6,478)	(90,389)	(178.7)
Coca-Cola Europacific Partners PLC	(20,622)	(1,329,500)	(2,629.0)
Compass Group PLC	(48,613)	(1,263,393)	(2,498.3)
Darktrace PLC	(11,820)	(41,087)	(81.3)
DCC PLC	(16,349)	(1,002,118)	(1,981.6)
Dechra Pharmaceuticals PLC	(4,303)	(198,952)	(393.4)
Derwent London PLC	(11,855)	(352,468)	(697.0)
Entain PLC	(5,131)	(92,227)	(182.4)

Security	Shares	Value	% of Basket Value

United Kingdom (continued)
Farfetch Ltd.	(134,145)	$(540,604)	(1,069.0)%
Future PLC	(18,550)	(259,267)	(512.7)
Greggs PLC, Registered Shares	(7,276)	(254,552)	(503.4)
Harbour Energy PLC	(65,766)	(201,224)	(397.9)
HSBC Holdings PLC	(129,687)	(920,530)	(1,820.3)
Informa PLC	(17,559)	(157,699)	(311.8)
International Consolidated Airlines Group SA	(72,446)	(137,310)	(271.5)
International Distributions Services PLC	(113,342)	(355,557)	(703.1)
Investec PLC	(74,434)	(408,793)	(808.4)
JET2 PLC	(2,439)	(37,062)	(73.3)
Johnson Matthey PLC	(3,759)	(91,471)	(180.9)
Kingfisher PLC	(80,221)	(256,039)	(506.3)
Lloyds Banking Group PLC	(265,288)	(158,739)	(313.9)
M&G PLC	(76,805)	(195,662)	(386.9)
National Grid PLC	(13,982)	(197,517)	(390.6)
Next PLC	(23,331)	(1,950,792)	(3,857.6)
Persimmon PLC	(33,729)	(550,058)	(1,087.7)
RELX PLC	(4,057)	(133,154)	(263.3)
Rentokil Initial PLC	(213,428)	(1,674,920)	(3,312.1)
Serco Group PLC	(11,635)	(21,903)	(43.3)
Smith & Nephew PLC	(17,118)	(278,229)	(550.2)
St James’s Place PLC	(18,641)	(279,268)	(552.2)
Vistry Group PLC	(44,104)	(427,819)	(846.0)
Watches of Switzerland Group PLC	(43,802)	(451,657)	(893.1)
Whitbread PLC	(951)	(38,607)	(76.3)
WPP PLC	(6,450)	(74,001)	(146.3)

		(19,572,574)

United States
10X Genomics, Inc., Class A	(2,138)	(112,095)	(221.7)
Adient PLC	(3,841)	(141,887)	(280.6)
AES Corp.	(15,712)	(371,746)	(735.1)
Aflac, Inc.	(8,476)	(592,049)	(1,170.8)
agilon health, Inc.	(34,321)	(832,971)	(1,647.2)
Albertsons Cos., Inc., Class A	(13,772)	(287,835)	(569.2)
Alexandria Real Estate Equities, Inc.	(5,206)	(646,481)	(1,278.4)
Alight, Inc., Class A	(186,750)	(1,727,437)	(3,415.9)
Alliant Energy Corp.	(24,519)	(1,351,978)	(2,673.5)
Allison Transmission Holdings, Inc.	(6,068)	(296,058)	(585.4)
Alteryx, Inc., Class A	(6,726)	(276,640)	(547.0)
Amcor PLC	(145,119)	(1,591,955)	(3,148.0)
American Electric Power Co., Inc.	(4,495)	(415,428)	(821.5)
American Equity Investment Life Holding Co.	(2,350)	(90,569)	(179.1)
Americold Realty Trust, Inc.	(55,278)	(1,635,676)	(3,234.5)
Ameriprise Financial, Inc.	(1,958)	(597,425)	(1,181.4)
AmerisourceBergen Corp.	(8,243)	(1,375,345)	(2,719.7)
Amkor Technology, Inc.	(46,241)	(1,034,411)	(2,045.5)
Amphenol Corp., Class A	(913)	(68,904)	(136.3)
Analog Devices, Inc.	(3,360)	(604,397)	(1,195.2)
Annaly Capital Management, Inc.	(65,988)	(1,318,440)	(2,607.2)
Ansys, Inc.	(2,118)	(664,883)	(1,314.8)
Antero Midstream Corp.	(21,615)	(232,577)	(459.9)
Antero Resources Corp.	(4,708)	(108,237)	(214.0)
Apartment Income REIT Corp.	(17,662)	(653,141)	(1,291.6)
Apellis Pharmaceuticals, Inc.	(7,298)	(608,872)	(1,204.0)
Apollo Global Management, Inc.	(31,380)	(1,989,178)	(3,933.5)
Apple Hospitality REIT, Inc.	(25,096)	(373,679)	(738.9)
Applied Industrial Technologies, Inc.	(10,968)	(1,487,919)	(2,942.3)
AppLovin Corp., Class A	(26,729)	(454,393)	(898.5)
AptarGroup, Inc.	(6,224)	(737,606)	(1,458.6)
Aptiv PLC	(2,203)	(226,601)	(448.1)
Aramark	(30,775)	(1,067,892)	(2,111.7)

104	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

United States (continued)
Arch Capital Group Ltd.	(457)	$(34,307)	(67.8)%
Arista Networks, Inc.	(4,181)	(669,629)	(1,324.2)
Arrow Electronics, Inc.	(203)	(23,229)	(45.9)
Asana, Inc.	(1,384)	(22,393)	(44.3)
Asbury Automotive Group, Inc.	(602)	(116,463)	(230.3)
Aspen Technology, Inc.	(4,014)	(710,478)	(1,404.9)
Assurant, Inc.	(2,507)	(308,687)	(610.4)
Atkore, Inc.	(6,292)	(794,868)	(1,571.8)
Atlassian Corp.	(1,331)	(196,535)	(388.6)
Avangrid, Inc.	(12,242)	(492,863)	(974.6)
Avantor, Inc.	(4,764)	(92,803)	(183.5)
Avnet, Inc.	(4,529)	(186,867)	(369.5)
Axalta Coating Systems Ltd.	(4,468)	(141,055)	(278.9)
Baker Hughes Co., Class A	(7,181)	(209,972)	(415.2)
Ball Corp.	(12,025)	(639,490)	(1,264.6)
Bentley Systems, Inc., Class B	(37,184)	(1,582,551)	(3,129.4)
Black Hills Corp.	(1,332)	(86,966)	(172.0)
Bloom Energy Corp., Class A	(28,883)	(480,902)	(951.0)
Blue Owl Capital, Inc.	(30,032)	(338,160)	(668.7)
Boston Properties, Inc.	(27,568)	(1,471,028)	(2,908.9)
Broadcom, Inc.	(906)	(567,609)	(1,122.4)
Brown & Brown, Inc.	(6,526)	(420,209)	(830.9)
Brown-Forman Corp.	(8,182)	(532,566)	(1,053.1)
Bumble, Inc., Class A	(27,107)	(493,618)	(976.1)
Bunge Ltd.	(7,723)	(722,873)	(1,429.5)
Cactus, Inc., Class A	(9,612)	(389,094)	(769.4)
Cadence Bank	(2,659)	(53,765)	(106.3)
Caesars Entertainment, Inc.	(16,628)	(753,082)	(1,489.2)
Calix, Inc.	(9,858)	(450,511)	(890.9)
Capital One Financial Corp.	(1,582)	(153,929)	(304.4)
CarMax, Inc.	(357)	(25,001)	(49.4)
Carter’s, Inc.	(2,757)	(192,356)	(380.4)
Catalent, Inc.	(10,242)	(513,329)	(1,015.1)
Celanese Corp.	(12,697)	(1,348,929)	(2,667.5)
Ceridian HCM Holding, Inc.	(6,469)	(410,652)	(812.0)
Chemours Co.	(7,271)	(211,368)	(418.0)
Churchill Downs, Inc.	(621)	(181,661)	(359.2)
Cisco Systems, Inc.	(7,181)	(339,302)	(671.0)
Civitas Resources, Inc.	(9,789)	(675,930)	(1,336.6)
Clarivate PLC	(56,926)	(504,364)	(997.4)
Clean Harbors, Inc.	(192)	(27,871)	(55.1)
Clear Secure, Inc.	(1,243)	(30,068)	(59.5)
Clorox Co.	(5,726)	(948,340)	(1,875.3)
Cloudflare, Inc.	(4,040)	(190,082)	(375.9)
Coca-Cola Consolidated, Inc.	(28)	(16,505)	(32.6)
Coherent Corp.	(13,868)	(473,454)	(936.2)
Comfort Systems USA, Inc.	(843)	(126,020)	(249.2)
Commerce Bancshares, Inc.	(800)	(44,680)	(88.4)
Concentrix Corp.	(5,653)	(545,571)	(1,078.8)
Confluent, Inc.	(40,792)	(897,424)	(1,774.6)
Consolidated Edison, Inc.	(2,269)	(223,428)	(441.8)
Constellation Energy Corp.	(4,223)	(326,860)	(646.4)
Constellium SE	(5,625)	(83,531)	(165.2)
Cooper Cos., Inc.	(802)	(305,923)	(605.0)
Corebridge Financial, Inc.	(176,593)	(2,977,358)	(5,887.6)
Corning, Inc.	(22,475)	(746,619)	(1,476.4)
Coterra Energy, Inc.	(46,614)	(1,193,318)	(2,359.7)
Coty, Inc., Class A	(42,336)	(502,528)	(993.7)
Cousins Properties, Inc.	(1,174)	(25,605)	(50.6)
Crane Co.	(8,047)	(579,947)	(1,146.8)
Crane NXT Co.	(8,047)	(381,106)	(753.6)
CSL Ltd.	(3,618)	(731,951)	(1,447.4)

Security	Shares	Value	% of Basket Value

United States (continued)
CSX Corp.	(1,143)	$(35,022)	(69.3)%
Cullen/Frost Bankers, Inc.	(6,274)	(691,708)	(1,367.8)
Darling Ingredients, Inc.	(1,109)	(66,063)	(130.6)
Dell Technologies, Inc.	(910)	(39,576)	(78.3)
DENTSPLY SIRONA, Inc.	(1,924)	(80,673)	(159.5)
Digital Realty Trust, Inc.	(1,029)	(102,025)	(201.8)
Diodes, Inc.	(1,907)	(151,988)	(300.6)
Dollar Tree, Inc.	(5,305)	(815,432)	(1,612.5)
Dominion Energy, Inc.	(1,670)	(95,424)	(188.7)
DoorDash, Inc.	(2,023)	(123,787)	(244.8)
DR Horton, Inc.	(608)	(66,771)	(132.0)
DraftKings, Inc.	(6,206)	(135,973)	(268.9)
DTE Midstream LLC	(8,316)	(409,729)	(810.2)
Dun & Bradstreet Holdings, Inc.	(6,184)	(69,075)	(136.6)
Dynatrace, Inc.	(11,001)	(465,122)	(919.8)
Edison International	(20,244)	(1,489,958)	(2,946.3)
Elanco Animal Health, Inc.	(21,311)	(201,815)	(399.1)
Elastic NV	(3,906)	(223,619)	(442.2)
EMCOR Group, Inc.	(6,768)	(1,157,328)	(2,288.6)
Encompass Health Corp.	(8,694)	(557,720)	(1,102.9)
Endeavor Group Holdings, Inc.	(21,789)	(561,720)	(1,110.8)
Entegris, Inc.	(20,943)	(1,569,050)	(3,102.7)
EQT Corp.	(4,593)	(160,020)	(316.4)
Equitable Holdings, Inc.	(69,868)	(1,815,869)	(3,590.8)
Erie Indemnity Co., Class A	(1,028)	(223,415)	(441.8)
Estee Lauder Cos., Inc., Class A	(435)	(107,323)	(212.2)
Euronet Worldwide, Inc.	(2,624)	(290,582)	(574.6)
Evergy, Inc.	(2,383)	(148,008)	(292.7)
Exelon Corp.	(18,022)	(764,854)	(1,512.5)
ExlService Holdings, Inc.	(844)	(150,553)	(297.7)
Federal Realty Investment Trust	(13,830)	(1,367,649)	(2,704.5)
FedEx Corp.	(895)	(203,863)	(403.1)
Ferguson PLC	(4,617)	(643,167)	(1,271.8)
Ferguson PLC	(5,279)	(743,389)	(1,470.0)
Fidelity National Financial, Inc.	(4,129)	(146,538)	(289.8)
Fifth Third Bancorp	(8,388)	(219,766)	(434.6)
First American Financial Corp.	(775)	(44,648)	(88.3)
First Citizens BancShares, Inc.	(812)	(817,830)	(1,617.2)
First Industrial Realty Trust, Inc.	(4,189)	(219,797)	(434.6)
First Solar, Inc.	(766)	(139,856)	(276.6)
FirstEnergy Corp.	(21,143)	(841,491)	(1,664.0)
Fiserv, Inc.	(25,870)	(3,159,244)	(6,247.3)
FleetCor Technologies, Inc.	(981)	(209,856)	(415.0)
Floor & Decor Holdings, Inc., Class A	(7,714)	(766,309)	(1,515.3)
FNB Corp.	(8,924)	(102,448)	(202.6)
Fortune Brands Innovations, Inc.	(4,710)	(304,690)	(602.5)
Frontier Communications Parent, Inc.	(40,718)	(917,784)	(1,814.9)
GE Healthcare, Inc.	(12,393)	(1,008,047)	(1,993.4)
Gen Digital, Inc.	(30,567)	(540,119)	(1,068.1)
Graphic Packaging Holding Co.	(44,262)	(1,091,501)	(2,158.4)
Haleon PLC	(67,208)	(291,117)	(575.7)
Hasbro, Inc.	(9,490)	(561,998)	(1,111.3)
Healthcare Realty Trust, Inc.	(97,512)	(1,928,787)	(3,814.1)
Hexcel Corp.	(349)	(25,156)	(49.7)
HF Sinclair Corp.	(1,301)	(57,387)	(113.5)
Hilton Grand Vacations, Inc.	(14,069)	(602,153)	(1,190.7)
Houlihan Lokey, Inc.	(3,789)	(346,239)	(684.7)
Howmet Aerospace, Inc.	(11,558)	(511,904)	(1,012.3)
Huntington Bancshares, Inc.	(54,101)	(605,931)	(1,198.2)
ICON PLC	(2,498)	(481,340)	(951.8)
Independence Realty Trust, Inc.	(99,370)	(1,654,510)	(3,271.7)
Ingredion, Inc.	(4,036)	(428,502)	(847.3)

S C H E D U L E O F I N V E S T M E N T S	105

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

United States (continued)
Inmode Ltd.	(1,853)	$(69,043)	(136.5)%
Insight Enterprises, Inc.	(1,293)	(156,388)	(309.3)
Inspire Medical Systems, Inc.	(1,339)	(358,357)	(708.6)
Interactive Brokers Group, Inc.	(4,989)	(388,394)	(768.0)
International Business Machines Corp.	(13,669)	(1,727,898)	(3,416.8)
International Flavors & Fragrances, Inc.	(8,478)	(822,027)	(1,625.5)
International Game Technology PLC	(18,268)	(514,062)	(1,016.5)
Interpublic Group of Cos., Inc.	(11,449)	(409,073)	(808.9)
Intra-Cellular Therapies, Inc.	(7,506)	(466,498)	(922.5)
iRhythm Technologies, Inc.	(8,102)	(1,064,603)	(2,105.2)
Iridium Communications, Inc.	(6,351)	(403,098)	(797.1)
IVERIC bio, Inc.	(2,034)	(66,898)	(132.3)
Jazz Pharmaceuticals PLC	(2,754)	(386,854)	(765.0)
JPMorgan Chase & Co.	(15,706)	(2,171,197)	(4,293.4)
Juniper Networks, Inc.	(16,940)	(510,741)	(1,010.0)
Karuna Therapeutics, Inc.	(1,707)	(338,737)	(669.8)
Kinder Morgan, Inc.	(3,271)	(56,098)	(110.9)
Kinsale Capital Group, Inc.	(2,646)	(864,475)	(1,709.5)
Kite Realty Group Trust	(34,832)	(721,719)	(1,427.2)
Lamb Weston Holdings, Inc.	(14,039)	(1,569,701)	(3,104.0)
Lantheus Holdings, Inc.	(7,190)	(614,386)	(1,214.9)
Las Vegas Sands Corp.	(5,048)	(322,315)	(637.4)
Leggett & Platt, Inc.	(17,059)	(551,176)	(1,089.9)
Lennar Corp.	(18,146)	(2,047,050)	(4,048.0)
Levi Strauss & Co.	(29,925)	(432,716)	(855.7)
Liberty Media Corp.-Liberty Formula One, Class C	(8,113)	(585,677)	(1,158.2)
Lincoln Electric Holdings, Inc.	(2,839)	(476,384)	(942.0)
Linde PLC	(1,450)	(535,703)	(1,059.3)
Lithia Motors, Inc.	(1,379)	(304,607)	(602.3)
Littelfuse, Inc.	(1,259)	(304,980)	(603.1)
Live Nation Entertainment, Inc.	(3,561)	(241,365)	(477.3)
Loews Corp.	(21,327)	(1,227,795)	(2,427.9)
M&T Bank Corp.	(515)	(64,787)	(128.1)
Madison Square Garden Sports Corp.	(2,744)	(550,172)	(1,087.9)
Maravai LifeSciences Holdings, Inc., Class A	(74,826)	(1,031,851)	(2,040.4)
Markel Corp.	(404)	(552,886)	(1,093.3)
MarketAxess Holdings, Inc.	(1,961)	(624,324)	(1,234.6)
Marriott International, Inc.	(970)	(164,260)	(324.8)
MasTec, Inc.	(3,400)	(301,954)	(597.1)
Mattel, Inc.	(2,775)	(49,950)	(98.8)
Maximus, Inc.	(43,888)	(3,671,231)	(7,259.7)
McKesson Corp.	(728)	(265,167)	(524.4)
MDU Resources Group, Inc.	(28,584)	(835,224)	(1,651.6)
Medpace Holdings, Inc.	(3,129)	(626,238)	(1,238.4)
Meritage Homes Corp.	(2,235)	(286,192)	(565.9)
MKS Instruments, Inc.	(13,972)	(1,171,832)	(2,317.2)
Moderna, Inc.	(2,027)	(269,368)	(532.7)
Mondelez International, Inc.	(4,472)	(343,092)	(678.5)
MongoDB, Inc.	(2,135)	(512,315)	(1,013.1)
Morgan Stanley	(18,027)	(1,621,889)	(3,207.2)
Mosaic Co.	(6,346)	(271,926)	(537.7)
Motorola Solutions, Inc.	(4,627)	(1,348,308)	(2,666.2)
Natera, Inc.	(14,556)	(738,280)	(1,459.9)
National Storage Affiliates Trust	(13,355)	(514,835)	(1,018.1)
NCR Corp.	(15,502)	(345,540)	(683.3)
Neogen Corp.	(1,608)	(27,690)	(54.8)
Netflix, Inc.	(2,904)	(958,117)	(1,894.6)
New Fortress Energy, Inc.	(2,669)	(80,844)	(159.9)
New Jersey Resources Corp.	(4,043)	(208,781)	(412.9)
New Relic, Inc.	(1,261)	(90,124)	(178.2)
New York Times Co.	(1,887)	(75,008)	(148.3)

Security	Shares	Value	% of Basket Value

United States (continued)
Newell Brands, Inc.	(57,134)	$(694,178)	(1,372.7)%
News Corp.	(84,670)	(1,491,039)	(2,948.5)
NEXTracker, Inc.	(3,582)	(112,797)	(223.1)
Novanta, Inc.	(14,577)	(2,227,949)	(4,405.7)
Nutanix, Inc.	(533)	(12,781)	(25.3)
nVent Electric PLC	(30,834)	(1,292,870)	(2,556.6)
NVR, Inc.	(10)	(58,400)	(115.5)
OGE Energy Corp.	(36,502)	(1,370,285)	(2,709.7)
Okta, Inc.	(18,658)	(1,278,633)	(2,528.4)
Old National Bancorp/IN	(39,918)	(535,300)	(1,058.5)
Old Republic International Corp.	(23,333)	(589,625)	(1,166.0)
Olin Corp.	(6,499)	(360,045)	(712.0)
Ollie’s Bargain Outlet Holdings, Inc.	(1,670)	(108,968)	(215.5)
Omega Healthcare Investors, Inc.	(664)	(17,769)	(35.1)
Omnicom Group, Inc.	(22,362)	(2,025,326)	(4,005.0)
ONE Gas, Inc.	(3,402)	(261,784)	(517.7)
ONEOK, Inc.	(12,046)	(787,929)	(1,558.1)
Onto Innovation, Inc.	(14,248)	(1,153,803)	(2,281.6)
Option Care Health, Inc.	(2,252)	(72,402)	(143.2)
Oracle Corp.	(22,143)	(2,097,385)	(4,147.5)
Organon & Co.	(12,267)	(302,136)	(597.5)
Ormat Technologies, Inc.	(233)	(19,994)	(39.5)
PACCAR, Inc.	(24,707)	(1,845,366)	(3,649.1)
Palantir Technologies, Inc.	(33,751)	(261,570)	(517.2)
Paylocity Holding Corp.	(372)	(71,904)	(142.2)
PayPal Holdings, Inc.	(20,788)	(1,579,888)	(3,124.2)
Peloton Interactive, Inc., Class A	(20,961)	(186,134)	(368.1)
Pentair PLC	(6,136)	(356,379)	(704.7)
Performance Food Group Co.	(24,948)	(1,563,990)	(3,092.7)
Permian Resources Corp.	(43,136)	(450,771)	(891.4)
Pfizer, Inc.	(5,082)	(197,639)	(390.8)
PG&E Corp.	(35,320)	(604,325)	(1,195.0)
Phillips 66	(4,509)	(446,391)	(882.7)
Pinnacle West Capital Corp.	(380)	(29,815)	(59.0)
Plug Power, Inc.	(95,489)	(862,266)	(1,705.1)
PPG Industries, Inc.	(445)	(62,416)	(123.4)
Primerica, Inc.	(1,982)	(361,735)	(715.3)
Procore Technologies, Inc.	(11,310)	(604,067)	(1,194.5)
Progressive Corp.	(4,806)	(655,538)	(1,296.3)
Progyny, Inc.	(14,066)	(467,554)	(924.6)
Prosperity Bancshares, Inc.	(8,683)	(543,729)	(1,075.2)
PTC, Inc.	(4,648)	(584,672)	(1,156.2)
PulteGroup, Inc.	(6,109)	(410,219)	(811.2)
Quanta Services, Inc.	(6,374)	(1,081,285)	(2,138.2)
QuidelOrtho Corp.	(9,730)	(875,213)	(1,730.7)
R1 RCM, Inc.	(45,859)	(714,942)	(1,413.8)
Radian Group, Inc.	(4,681)	(113,608)	(224.7)
Range Resources Corp.	(13,541)	(358,159)	(708.2)
Raymond James Financial, Inc.	(3,010)	(272,495)	(538.8)
RBC Bearings, Inc.	(6,385)	(1,449,459)	(2,866.2)
Realty Income Corp.	(10,086)	(633,804)	(1,253.3)
Regal Rexnord Corp., Registered Shares	(2,427)	(315,898)	(624.7)
Regions Financial Corp., Registered Shares	(8,123)	(148,326)	(293.3)
Rexford Industrial Realty, Inc.	(5,395)	(300,879)	(595.0)
RH	(4,007)	(1,022,306)	(2,021.6)
Rithm Capital Corp.	(155,340)	(1,267,574)	(2,506.6)
Rivian Automotive, Inc.	(16,852)	(216,043)	(427.2)
RLI Corp.	(389)	(54,090)	(107.0)
Robinhood Markets, Inc.	(22,852)	(202,240)	(399.9)
Rockwell Automation, Inc.	(2,183)	(618,684)	(1,223.4)
Roku, Inc.	(4,468)	(251,146)	(496.6)
Roper Technologies, Inc.	(293)	(133,251)	(263.5)

106	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

United States (continued)
Ryan Specialty Holdings, Inc.	(25,104)	$(1,025,749)	(2,028.4)%
Ryman Hospitality Properties, Inc.	(2,115)	(189,631)	(375.0)
Salesforce, Inc.	(7,534)	(1,494,520)	(2,955.3)
Science Applications International Corp.	(5,610)	(572,388)	(1,131.9)
Sealed Air Corp.	(13,941)	(669,029)	(1,323.0)
SeaWorld Entertainment, Inc.	(2,818)	(151,214)	(299.0)
Selective Insurance Group, Inc.	(3,456)	(332,916)	(658.3)
SentinelOne, Inc.	(97,465)	(1,566,263)	(3,097.2)
Shift4 Payments, Inc., Class A	(2,962)	(200,735)	(396.9)
Shoals Technologies Group, Inc., Class A	(12,180)	(254,440)	(503.1)
Shockwave Medical, Inc.	(1,385)	(401,872)	(794.7)
Sinch AB	(166,212)	(437,159)	(864.5)
Sitio Royalties Corp.	(917)	(23,283)	(46.0)
Skyline Champion Corp.	(10,255)	(760,613)	(1,504.1)
Skyworks Solutions, Inc.	(3,336)	(353,282)	(698.6)
SLM Corp.	(34,721)	(521,509)	(1,031.3)
Smartsheet, Inc., Class A	(5,605)	(229,076)	(453.0)
Snowflake, Inc.	(4,400)	(651,552)	(1,288.4)
SolarEdge Technologies, Inc.	(2,473)	(706,363)	(1,396.8)
Southern Co.	(20,297)	(1,492,844)	(2,952.0)
SouthState Corp.	(11,811)	(814,723)	(1,611.1)
Southwest Gas Holdings, Inc.	(5,997)	(335,832)	(664.1)
Spirit Realty Capital, Inc.	(1,635)	(62,882)	(124.3)
SPS Commerce, Inc.	(283)	(41,686)	(82.4)
SS&C Technologies Holdings, Inc.	(34,788)	(2,036,490)	(4,027.1)
STAG Industrial, Inc.	(35,851)	(1,214,273)	(2,401.2)
Stanley Black & Decker, Inc.	(3,221)	(278,101)	(549.9)
Starbucks Corp.	(3,143)	(359,213)	(710.3)
Starwood Property Trust, Inc.	(9,077)	(162,388)	(321.1)
State Street Corp.	(258)	(18,643)	(36.9)
Stellantis NV	(176,106)	(2,894,533)	(5,723.8)
Surgery Partners, Inc.	(7,509)	(297,807)	(588.9)
Synaptics, Inc.	(1,471)	(130,272)	(257.6)
Sysco Corp.	(10,298)	(790,269)	(1,562.7)
Take-Two Interactive Software, Inc.	(4,046)	(502,877)	(994.4)
Teledyne Technologies, Inc.	(6,568)	(2,721,779)	(5,382.2)
Tenable Holdings, Inc.	(1,148)	(42,465)	(84.0)
Terreno Realty Corp.	(8,872)	(546,426)	(1,080.5)
Tetra Tech, Inc.	(1,110)	(153,591)	(303.7)
Toast, Inc.	(12,419)	(226,026)	(447.0)
Trade Desk, Inc., Class A	(16,163)	(1,039,927)	(2,056.4)
TriNet Group, Inc.	(743)	(68,936)	(136.3)
Twilio, Inc., Class A	(9,442)	(496,744)	(982.3)
Tyler Technologies, Inc.	(449)	(170,184)	(336.5)
Uber Technologies, Inc.	(11,119)	(345,245)	(682.7)
UFP Industries, Inc.	(4,809)	(377,603)	(746.7)
UiPath, Inc.	(55,379)	(779,736)	(1,541.9)
Under Armour, Inc., Class A	(29,961)	(265,754)	(525.5)
Universal Health Services, Inc.	(5,484)	(824,519)	(1,630.5)
Valvoline, Inc.	(10,509)	(363,086)	(718.0)
Vertiv Holdings Co., Class A	(15,849)	(236,467)	(467.6)
Viatris, Inc.	(36,788)	(343,232)	(678.7)
Vir Biotechnology, Inc.	(11,745)	(295,387)	(584.1)
Vontier Corp.	(34,494)	(935,822)	(1,850.5)
Vornado Realty Trust	(2,078)	(31,191)	(61.7)
Warner Music Group Corp., Class A	(572)	(17,429)	(34.5)
Webster Financial Corp.	(15,216)	(567,557)	(1,122.3)
WEC Energy Group, Inc.	(796)	(76,551)	(151.4)
Welltower, Inc.	(6,421)	(508,672)	(1,005.9)
WESCO International, Inc.	(3,211)	(462,384)	(914.3)
Whirlpool Corp.	(1,516)	(211,618)	(418.5)

Security	Shares	Value	% of Basket Value

United States (continued)
Wingstop, Inc.	(1,824)	$(365,001)	(721.8)%
Wolfspeed, Inc.	(2,721)	(126,663)	(250.5)
Xcel Energy, Inc.	(3,695)	(258,317)	(510.8)
XPO, Inc.	(1,690)	(74,664)	(147.6)
Zimmer Biomet Holdings, Inc.	(7,758)	(1,074,018)	(2,123.8)
ZoomInfo Technologies, Inc.	(23,119)	(506,537)	(1,001.7)

		(200,492,832)

Preferred Stocks

Germany
Henkel AG & Co. KGaA	(20,734)	(1,662,514)	(3,287.6)

Total Reference Entity — Short		(398,599,360)

Net Value of Reference Entity — Goldman Sachs Bank USA		$50,570

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with UBS AG as of period end, termination dates 04/03/28-04/24/28:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Australia
AMP Ltd.	359,408	$274,908	(59.9)%
Bank of Queensland Ltd.	221,309	864,572	(188.3)
Beach Energy Ltd.	52,356	52,124	(11.4)
Bendigo & Adelaide Bank Ltd.	16,091	93,174	(20.3)
Challenger Ltd.	217,674	886,520	(193.1)
Charter Hall Group	55,819	420,212	(91.5)
CSR Ltd.	43,998	155,795	(33.9)
Deterra Royalties Ltd.	9,265	28,743	(6.3)
Domain Holdings Australia Ltd.	4,516	10,188	(2.2)
Downer EDI Ltd.	157,282	376,378	(82.0)
Flight Centre Travel Group Ltd.	45,725	607,249	(132.3)
GPT Group	26,756	79,601	(17.3)
IDP Education Ltd.	29,327	557,508	(121.4)
Iluka Resources Ltd.	16,521	122,805	(26.7)
Lynas Rare Earths Ltd.	9,915	43,100	(9.4)
Macquarie Group Ltd.	4,565	563,312	(122.7)
Magellan Financial Group Ltd.	25,006	137,070	(29.9)
Mineral Resources Ltd.	24,907	1,244,189	(271.0)
Mirvac Group	44,759	72,652	(15.8)
National Australia Bank Ltd.	12,361	240,721	(52.4)
Orora Ltd.	79,745	184,436	(40.2)
Pilbara Minerals Ltd.	36,020	103,701	(22.6)
Pro Medicus Ltd.	27,894	1,158,617	(252.4)
Region RE Ltd., Registered Shares	263,272	435,853	(94.9)
SEEK Ltd.	34,155	563,726	(122.8)
Star Entertainment Grp Ltd.	106,437	91,305	(19.9)
Steadfast Group Ltd.	70,685	281,989	(61.4)
Treasury Wine Estates Ltd.	114,331	1,071,499	(233.4)
WiseTech Global Ltd.	6,936	321,438	(70.0)

		11,043,385

Austria
ANDRITZ AG	2,221	144,576	(31.5)

S C H E D U L E O F I N V E S T M E N T S	107

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

Austria (continued)
BAWAG Group AG	491	$24,005	(5.2)%
Raiffeisen Bank International AG	63,756	981,631	(213.8)

		1,150,212

Belgium
Elia Group SA/NV	1,923	264,276	(57.6)
Sofina SA	6,663	1,533,187	(333.9)
Solvay SA	1,482	178,271	(38.8)

		1,975,734

Bermuda
RenaissanceRe Holdings Ltd.	191	41,143	(9.0)

Brazil
Wheaton Precious Metals Corp.	601	29,674	(6.5)

Canada
Alamos Gold, Inc., Class A	39,906	516,085	(112.4)
B2Gold Corp.	101,243	398,568	(86.8)
Ballard Power Systems, Inc.	80,068	354,237	(77.2)
Baytex Energy Corp.	73,999	278,744	(60.7)
Birchcliff Energy Ltd.	28,836	174,854	(38.1)
Bombardier, Inc., Class B	14,286	617,530	(134.5)
Canada Goose Holdings, Inc.	12,796	251,058	(54.7)
Canadian Imperial Bank of Commerce	10,199	426,120	(92.8)
Element Fleet Management Corp.	93,377	1,222,055	(266.2)
Enerplus Corp.	81,108	1,213,678	(264.4)
First Majestic Silver Corp.	136,520	964,956	(210.2)
FirstService Corp.	2,228	335,357	(73.0)
Franco-Nevada Corp.	2,108	320,073	(69.7)
GFL Environmental, Inc.	1,274	46,303	(10.1)
Gildan Activewear, Inc.	4,267	139,045	(30.3)
Imperial Oil Ltd.	13,372	682,076	(148.6)
Ivanhoe Mines Ltd.	28,806	249,988	(54.4)
Kinross Gold Corp.	59,612	300,712	(65.5)
Lithium Americas Corp.	3,856	77,124	(16.8)
Methanex Corp.	18,059	808,960	(176.2)
NuVista Energy Ltd.	18,891	164,082	(35.7)
Restaurant Brands International, Inc.	3,398	238,370	(51.9)
RioCan Real Estate Investment Trust	44,989	697,129	(151.8)
Ritchie Bros Auctioneers, Inc.	94	5,382	(1.2)
Stantec, Inc.	47,909	2,881,734	(627.7)
Tourmaline Oil Corp.	12,625	567,587	(123.6)
TransAlta Corp.	22,216	198,210	(43.2)
Vermilion Energy, Inc.	4,049	51,289	(11.2)
West Fraser Timber Co. Ltd.	2,640	191,089	(41.6)

		14,372,395

Chile
Lundin Mining Corp.	27,877	213,101	(46.4)

China
Budweiser Brewing Co. APAC Ltd.	100,900	291,531	(63.5)
Shangri-La Asia Ltd.	130,000	119,931	(26.1)
Wharf Holdings Ltd.	377,000	861,642	(187.7)

		1,273,104

Comoros
Golar LNG Ltd.	1,232	27,966	(6.1)

Denmark
Coloplast A/S	517	74,665	(16.3)
D/S Norden A/S	2,013	126,808	(27.6)
H Lundbeck A/S	75,959	403,116	(87.8)

Security	Shares	Value	% of Basket Value

Denmark (continued)
Jyske Bank A/S, Registered Shares	5,410	$396,505	(86.4)%
Novozymes A/S, B Shares	4,013	209,278	(45.6)
Orsted A/S	2,063	185,587	(40.4)
Rockwool A/S, B Shares	3,586	870,594	(189.6)
Tryg A/S	795	18,816	(4.1)

		2,285,369

Finland
Kone OYJ, Class B	6,219	355,564	(77.4)
Outokumpu OYJ	6,274	34,280	(7.5)

		389,844

France
Accor SA	4,909	174,544	(38.0)
Aeroports de Paris	8,613	1,371,609	(298.8)
Arkema SA	5,278	523,405	(114.0)
Bureau Veritas SA	20,303	586,785	(127.8)
Carrefour SA	2,190	45,654	(9.9)
Cie de Saint-Gobain	1,894	109,895	(23.9)
Danone SA	887	58,838	(12.8)
Dassault Aviation SA	269	52,687	(11.5)
Edenred	4,940	321,686	(70.1)
Engie SA	19,701	315,762	(68.8)
EssilorLuxottica SA	1,670	331,398	(72.2)
Gaztransport Et Technigaz SA	9,695	1,039,125	(226.3)
Getlink SE	20,108	376,634	(82.0)
Hermes International	513	1,116,344	(243.2)
ICADE	33,512	1,577,423	(343.6)
JCDecaux SE	7,033	156,050	(34.0)
Kering SA	45	28,831	(6.3)
LVMH Moet Hennessy Louis Vuitton SE	76	73,274	(16.0)
Neoen SA	32,305	972,077	(211.7)
Pernod Ricard SA	1,175	272,001	(59.2)
Societe Generale SA	1,495	36,365	(7.9)
Teleperformance	1,034	207,184	(45.1)
Vallourec SA	1,948	22,303	(4.9)
Veolia Environnement SA	29,933	948,864	(206.7)
Wendel SE	3,906	439,153	(95.7)

		11,157,891

Germany
Carl Zeiss Meditec AG	666	89,786	(19.6)
Commerzbank AG	2,222	24,752	(5.4)
Covestro AG	3,160	138,924	(30.3)
Deutsche Lufthansa AG, Registered Shares	15,139	163,114	(35.5)
DWS Group GmbH & Co. KGaA	16,878	562,484	(122.5)
Encavis AG	27,822	482,171	(105.0)
Evonik Industries AG	16,113	352,486	(76.8)
Fraport AG Frankfurt Airport Services Worldwide	27,571	1,488,197	(324.2)
Freenet AG	25,167	719,093	(156.6)
HUGO BOSS AG	1,313	99,167	(21.6)
Knorr-Bremse AG	29,807	2,093,853	(456.1)
Mercedes-Benz Group AG	8,601	672,260	(146.4)
Merck KGaA	605	108,768	(23.7)
METRO AG	33,523	285,741	(62.2)
Nemetschek SE	5,160	404,152	(88.0)
ProSiebenSat.1 Media SE	8,446	75,963	(16.6)
SUSE SA	9,290	176,001	(38.3)
Talanx AG	13,991	705,280	(153.6)

108	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

Germany (continued)
thyssenkrupp AG	90,935	$655,831	(142.9)%
United Internet AG, Registered Shares	2,053	35,329	(7.7)

		9,333,352

Hong Kong
ASMPT Ltd.	33,600	264,178	(57.5)
Bank of East Asia Ltd.	92,400	121,779	(26.5)
Cafe de Coral Holdings Ltd.	26,000	36,419	(7.9)
Cathay Pacific Airways Ltd.	683,000	660,914	(144.0)
Dah Sing Financial Holdings Ltd.	27,200	69,687	(15.2)
Haitong International Securities Group Ltd.	105,600	8,914	(1.9)
Hang Lung Group Ltd.	49,000	86,146	(18.8)
Hang Lung Properties Ltd.	129,000	235,810	(51.4)
Hongkong Land Holdings Ltd.	85,700	381,402	(83.1)
Hysan Development Co. Ltd.	85,000	240,222	(52.3)
Kerry Properties Ltd.	93,500	241,247	(52.6)
Link REIT	45,300	296,311	(64.5)
New World Development Co. Ltd.	1,331,000	3,549,721	(773.2)
Super Hi International Holding Ltd.	7,000	14,603	(3.2)
Swire Pacific Ltd.	35,000	277,843	(60.5)
Swire Properties Ltd.	153,600	412,848	(89.9)

		6,898,044

Indonesia
First Pacific Co. Ltd.	216,000	72,333	(15.8)

Ireland
Ryanair Holdings PLC	9,096	149,499	(32.6)

Israel
Alony Hetz Properties & Investments Ltd.	62,477	490,122	(106.8)
Gav-Yam Lands Corp. Ltd.	18,706	134,111	(29.2)
Nova Ltd.	406	37,129	(8.1)

		661,362

Italy
A2A SpA	146,150	258,442	(56.3)
Banco BPM SpA	22,096	90,070	(19.6)
Buzzi Unicem SpA	17,670	440,363	(95.9)
Ferrari NV	308	86,020	(18.7)
FinecoBank Banca Fineco SpA	13,234	201,066	(43.8)
Hera SpA	161,527	503,961	(109.8)
Italgas SpA	12,993	85,030	(18.5)
Mediobanca Banca di Credito Finanziario SpA	96,887	1,042,857	(227.2)
Moncler SpA	17,953	1,334,812	(290.7)
Recordati Industria Chimica e Farmaceutica SpA	2,584	119,215	(26.0)
Reply SpA	1,063	124,125	(27.0)
Snam SpA	140,814	784,365	(170.9)
UnipolSai Assicurazioni SpA	198,848	536,152	(116.8)

		5,606,478

Japan
Acom Co. Ltd.	386,900	961,383	(209.4)
AEON Financial Service Co. Ltd.	44,100	398,449	(86.8)
Ain Holdings, Inc.	1,700	71,704	(15.6)
Aisin Corp.	5,100	151,656	(33.0)
Alfresa Holdings Corp.	66,600	977,757	(213.0)
Alps Alpine Co. Ltd.	2,100	19,441	(4.2)
Amano Corp.	5,700	117,685	(25.6)
Anritsu Corp.	4,700	43,647	(9.5)
Astellas Pharma, Inc.	21,700	331,614	(72.2)
AZ-COM MARUWA Holdings, Inc.	24,900	372,406	(81.1)
Benesse Holdings, Inc.	100,600	1,464,308	(319.0)

Security	Shares	Value	% of Basket Value

Japan (continued)
Brother Industries Ltd.	46,200	$735,688	(160.3)%
Canon Marketing Japan, Inc.	3,900	98,822	(21.5)
Casio Computer Co. Ltd.	2,200	21,231	(4.6)
Coca-Cola Bottlers Japan Holdings, Inc.	29,700	324,581	(70.7)
COMSYS Holdings Corp.	6,100	118,356	(25.8)
Concordia Financial Group Ltd.	9,000	34,634	(7.5)
Cosmos Pharmaceutical Corp.	1,800	179,488	(39.1)
CyberAgent, Inc.	104,300	923,252	(201.1)
Daicel Corp.	13,500	107,910	(23.5)
Dai-ichi Life Holdings, Inc.	2,200	41,496	(9.0)
Daikin Industries Ltd.	1,100	202,523	(44.1)
Denka Co. Ltd.	13,700	278,295	(60.6)
DIC Corp.	300	5,620	(1.2)
Dowa Holdings Co. Ltd.	9,000	298,173	(65.0)
Ebara Corp.	3,000	133,162	(29.0)
FUJIFILM Holdings Corp.	6,000	317,300	(69.1)
Fujikura Ltd.	10,500	72,592	(15.8)
GMO internet group, Inc.	22,100	450,741	(98.2)
Hamamatsu Photonics KK	2,000	107,549	(23.4)
Hitachi Ltd.	3,400	190,858	(41.6)
House Foods Group, Inc.	31,400	700,080	(152.5)
Hoya Corp.	900	95,690	(20.8)
IHI Corp.	600	15,334	(3.3)
Information Services International-Dentsu Ltd.	11,400	407,960	(88.9)
INFRONEER Holdings, Inc.	94,500	756,841	(164.9)
Internet Initiative Japan, Inc.	1,200	25,183	(5.5)
Itochu Techno-Solutions Corp.	66,100	1,734,912	(377.9)
J Front Retailing Co. Ltd.	61,000	650,926	(141.8)
JTEKT Corp.	34,400	287,819	(62.7)
Kadokawa Corp.	9,000	194,659	(42.4)
Kakaku.com, Inc.	11,200	156,286	(34.0)
Kamigumi Co. Ltd.	1,900	42,215	(9.2)
Kandenko Co. Ltd.	14,800	113,016	(24.6)
Kaneka Corp.	14,200	383,059	(83.4)
Kawasaki Kisen Kaisha Ltd.	24,500	592,383	(129.0)
KDDI Corp.	1,100	34,817	(7.6)
Kewpie Corp.	23,700	403,515	(87.9)
Kinden Corp.	18,200	251,401	(54.8)
Koei Tecmo Holdings Co. Ltd.	20,400	380,119	(82.8)
Kokuyo Co. Ltd.	34,200	495,595	(108.0)
K’s Holdings Corp.	300	2,696	(0.6)
Kuraray Co. Ltd.	9,800	93,079	(20.3)
Kyocera Corp.	9,300	494,983	(107.8)
Kyowa Kirin Co. Ltd.	12,800	288,982	(62.9)
Lintec Corp.	13,200	223,819	(48.8)
Lion Corp.	32,300	357,099	(77.8)
Lixil Corp.	34,500	550,565	(119.9)
M3, Inc.	600	14,944	(3.3)
Mani, Inc.	26,400	350,529	(76.4)
Maruichi Steel Tube Ltd.	5,400	123,877	(27.0)
MISUMI Group, Inc.	400	10,229	(2.2)
Mitsubishi Chemical Group Corp.	111,900	665,860	(145.0)
Mitsubishi Corp.	2,200	82,721	(18.0)
Mitsubishi Electric Corp.	21,400	269,014	(58.6)
Mitsubishi Estate Co. Ltd.	29,500	368,718	(80.3)
Mitsubishi Gas Chemical Co., Inc.	121,600	1,795,537	(391.1)
Mitsubishi Heavy Industries Ltd.	2,800	107,702	(23.5)
Mitsubishi Motors Corp.	38,900	151,589	(33.0)
Mitsui & Co. Ltd.	4,700	148,808	(32.4)
Mitsui Chemicals, Inc.	52,500	1,347,239	(293.5)
Mitsui Fudosan Co. Ltd.	6,500	130,848	(28.5)

S C H E D U L E O F I N V E S T M E N T S	109

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

Japan (continued)
Mizuho Financial Group, Inc.	26,400	$388,217	(84.6)%
Nabtesco Corp.	11,100	271,289	(59.1)
Nagoya Railroad Co. Ltd.	13,300	217,590	(47.4)
NEC Networks & System Integration Corp.	101,700	1,285,290	(280.0)
NGK Insulators Ltd.	27,600	351,577	(76.6)
Nidec Corp.	9,300	466,680	(101.7)
Nihon M&A Center Holdings, Inc.	88,800	688,270	(149.9)
Nikon Corp.	32,600	341,616	(74.4)
Nippon Express Holdings, Inc.	600	35,707	(7.8)
Nippon Shinyaku Co. Ltd.	6,600	306,111	(66.7)
Nippon Telegraph & Telephone Corp.	4,200	129,948	(28.3)
Nipro Corp.	68,700	524,849	(114.3)
Nissan Chemical Corp.	2,000	90,148	(19.6)
Nissan Motor Co. Ltd.	19,000	70,409	(15.3)
Niterra Co. Ltd.	8,700	184,903	(40.3)
Nitto Denko Corp.	4,800	314,599	(68.5)
NS Solutions Corp.	14,300	394,574	(85.9)
NSK Ltd.	263,500	1,508,792	(328.6)
OBIC Business Consultants Co. Ltd.	33,200	1,278,337	(278.4)
Olympus Corp.	39,000	692,823	(150.9)
Oracle Corp. Japan	14,300	1,040,335	(226.6)
Orient Corp.	8,300	70,231	(15.3)
Otsuka Holdings Co. Ltd.	7,000	241,456	(52.6)
Panasonic Holdings Corp.	44,400	424,230	(92.4)
Pigeon Corp.	20,200	318,905	(69.5)
Pola Orbis Holdings, Inc.	97,100	1,368,506	(298.1)
Recruit Holdings Co. Ltd.	46,800	1,331,348	(290.0)
Ricoh Co. Ltd.	125,300	1,051,524	(229.0)
Rohm Co. Ltd.	5,100	389,714	(84.9)
Sanrio Co. Ltd.	16,100	755,801	(164.6)
Sapporo Holdings Ltd.	6,200	175,394	(38.2)
Sawai Group Holdings Co. Ltd.	19,900	583,950	(127.2)
SCSK Corp.	16,500	252,559	(55.0)
Seiko Epson Corp.	28,400	440,312	(95.9)
Sharp Corp.	7,600	54,934	(12.0)
Shimizu Corp.	62,500	386,737	(84.2)
Sohgo Security Services Co. Ltd.	74,100	2,098,824	(457.2)
Sompo Holdings, Inc.	8,100	342,738	(74.7)
Subaru Corp.	77,100	1,275,342	(277.8)
Sugi Holdings Co. Ltd.	14,900	641,323	(139.7)
Sumitomo Bakelite Co. Ltd.	100	3,878	(0.8)
Sumitomo Chemical Co. Ltd.	73,300	251,439	(54.8)
Sumitomo Corp.	31,500	572,681	(124.7)
Sumitomo Mitsui Trust Holdings, Inc.	20,700	756,690	(164.8)
Sumitomo Pharma Co. Ltd.	39,700	252,530	(55.0)
Sundrug Co. Ltd.	16,200	452,827	(98.6)
T&D Holdings, Inc.	61,300	761,563	(165.9)
Taisei Corp.	600	20,755	(4.5)
Taisho Pharmaceutical Holdings Co. Ltd.	24,300	1,064,307	(231.8)
Takara Bio, Inc.	27,000	345,577	(75.3)
TBS Holdings, Inc.	58,400	892,991	(194.5)
Terumo Corp.	3,300	100,212	(21.8)
Toda Corp.	53,700	318,372	(69.4)
Toho Co. Ltd.	10,700	431,044	(93.9)
Tokyo Ohka Kogyo Co. Ltd.	6,000	317,731	(69.2)
Tokyo Tatemono Co. Ltd.	9,800	125,837	(27.4)
Toray Industries, Inc.	31,100	178,724	(38.9)
TOTO Ltd.	13,700	475,196	(103.5)
Toyoda Gosei Co. Ltd.	10,400	180,785	(39.4)
Toyota Boshoku Corp.	18,900	303,355	(66.1)

Security	Shares	Value	% of Basket Value

Japan (continued)
Toyota Industries Corp.	1,600	$94,264	(20.5)%
Toyota Motor Corp.	5,800	80,734	(17.6)
Trend Micro, Inc.	6,200	307,374	(67.0)
TS Tech Co. Ltd.	86,900	1,187,416	(258.6)
Tsuruha Holdings, Inc.	18,500	1,228,665	(267.6)
UBE Corp.	16,300	262,256	(57.1)
Ulvac, Inc.	14,300	575,982	(125.5)
Ushio, Inc.	20,800	262,373	(57.2)
Welcia Holdings Co. Ltd.	13,400	284,516	(62.0)
Yakult Honsha Co. Ltd.	9,900	755,101	(164.5)
Yamaha Corp.	700	27,977	(6.1)
Yamato Kogyo Co. Ltd.	9,400	374,602	(81.6)
Yaskawa Electric Corp.	35,900	1,482,950	(323.0)
Zeon Corp.	23,900	250,238	(54.5)
ZOZO, Inc.	41,600	888,870	(193.6)

		63,508,673

Luxembourg
ArcelorMittal SA	9,153	260,613	(56.7)
L’Occitane International SA	19,250	48,975	(10.7)

		309,588

Macau
Galaxy Entertainment Group Ltd.	45,000	320,288	(69.8)
MGM China Holdings Ltd.	404,800	552,922	(120.4)
Wynn Macau Ltd.	404,000	437,097	(95.2)

		1,310,307

Netherlands
ABN AMRO Bank NV, CVA	7,906	127,003	(27.7)
Aegon NV	10,313	47,161	(10.3)
ASML Holding NV	462	293,853	(64.0)
IMCD NV	142	21,429	(4.7)
Koninklijke KPN NV	73,920	270,155	(58.8)
Koninklijke Vopak NV	13,981	535,407	(116.6)
Wolters Kluwer NV	577	76,625	(16.7)

		1,371,633

New Zealand
a2 Milk Co. Ltd.	86,566	316,296	(68.9)
Contact Energy Ltd.	3,736	18,066	(3.9)
Infratil Ltd.	81,487	480,404	(104.7)

		814,766

Norway
Aker BP ASA	41,769	1,009,833	(220.0)
AutoStore Holdings Ltd.	12,896	28,075	(6.1)
Gjensidige Forsikring ASA	28,443	501,015	(109.1)
Golden Ocean Group Ltd.	16,784	156,384	(34.1)
Kongsberg Gruppen ASA	20,394	926,312	(201.8)
NEL ASA	339,185	470,782	(102.5)
Var Energi ASA	157,213	417,085	(90.8)

		3,509,486

Poland
InPost SA	30,255	325,415	(70.9)

Singapore
City Developments Ltd.	160,500	840,059	(183.0)
ComfortDelGro Corp. Ltd.	78,300	70,126	(15.2)
Mapletree Industrial Trust	23,300	41,672	(9.1)
Mapletree Pan Asia Commercial Trust	238,300	315,820	(68.8)
Sembcorp Industries Ltd.	105,600	339,951	(74.0)

110	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

Singapore (continued)
Singapore Airlines Ltd.	58,300	$256,545	(55.9)%
StarHub Ltd.	129,400	97,214	(21.2)
Suntec Real Estate Investment Trust	582,600	590,879	(128.7)

		2,552,266

Spain
Banco de Sabadell SA	280,977	293,471	(63.9)
Bankinter SA	42,746	253,363	(55.2)
EDP Renovaveis SA	44,616	993,968	(216.5)
Fluidra SA	36,464	625,991	(136.4)
Mapfre SA	15,813	31,750	(6.9)
Merlin Properties Socimi SA	102,131	905,022	(197.1)
Sacyr SA	22,570	74,849	(16.3)

		3,178,414

Sweden
Atlas Copco AB, A Shares	13,719	198,505	(43.2)
Atlas Copco AB, B Shares	48,929	627,833	(136.8)
Beijer Ref AB	40,049	655,386	(142.8)
Boliden AB	8,148	289,605	(63.1)
Elekta AB, B Shares	25,331	213,075	(46.4)
Epiroc AB, Class A	57,844	1,159,282	(252.5)
Epiroc AB, Class B	5,418	93,328	(20.3)
Getinge AB, B Shares	16,019	406,748	(88.6)
Industrivarden AB, C Shares	52,060	1,487,262	(323.9)
Indutrade AB	1,724	41,412	(9.0)
Investor AB, A Shares	26,020	570,794	(124.3)
L E Lundbergforetagen AB, B Shares	16,093	772,470	(168.3)
Nibe Industrier AB, B Shares	38,255	428,525	(93.3)
Saab AB	527	29,359	(6.4)
Sagax AB	5,380	132,018	(28.8)
Sweco AB, B Shares	2,672	35,834	(7.8)
Volvo Car AB	10,786	44,539	(9.7)

		7,185,975

United Kingdom
Auto Trader Group PLC	37,473	297,674	(64.8)
B&M European Value Retail SA	3,010	18,047	(3.9)
Bellway PLC	3,192	96,161	(20.9)
British Land Co. PLC	38,703	193,731	(42.2)
Bunzl PLC	3,608	142,646	(31.1)
Burberry Group PLC	14,853	481,545	(104.9)
Centrica PLC	186,000	265,250	(57.8)
Croda International PLC	2,165	188,925	(41.1)
Diploma PLC	391	13,161	(2.9)
Drax Group PLC	59,050	464,159	(101.1)
easyJet PLC	95,761	596,719	(130.0)
Halma PLC	2,130	61,543	(13.4)
IG Group Holdings PLC	10,750	98,575	(21.5)
Inchcape PLC	47,410	479,601	(104.5)
Indivior PLC	22,258	424,530	(92.5)
Intermediate Capital Group PLC	24,133	393,691	(85.7)
ITV PLC	516,375	522,029	(113.7)
J Sainsbury PLC	5,144	17,767	(3.9)
Land Securities Group PLC	5,654	47,673	(10.4)
Liberty Global PLC	18,444	375,151	(81.7)
Liberty Global PLC	1,265	24,680	(5.4)
London Stock Exchange Group PLC	5,168	538,866	(117.4)
Nomad Foods Ltd.	987	18,556	(4.0)
OSB Group PLC	47,682	296,572	(64.6)
Pennon Group PLC	21,365	229,506	(50.0)
Phoenix Group Holdings PLC	33,287	246,396	(53.7)

Security	Shares	Value	% of Basket Value

United Kingdom (continued)
Renishaw PLC	15,938	$718,029	(156.4)%
Rightmove PLC	14,670	105,469	(23.0)
Rotork PLC	98,047	401,456	(87.4)
Segro PLC	2,110	22,071	(4.8)
Smiths Group PLC	2,557	53,708	(11.7)
Spirax-Sarco Engineering PLC	1,303	180,809	(39.4)
Standard Chartered PLC	21,551	169,607	(36.9)
Taylor Wimpey PLC	235,251	377,264	(82.2)
Tesco PLC	34,496	121,153	(26.4)
Travis Perkins PLC	64,290	770,713	(167.9)
Tritax Big Box REIT PLC	296,204	575,025	(125.2)
United Utilities Group PLC	55,538	749,409	(163.2)

		10,777,867

United States
Acadia Healthcare Co., Inc.	2,941	212,605	(46.3)
Accenture PLC, Class B	65	18,219	(4.0)
Adobe, Inc.	329	124,217	(27.1)
AECOM	2,094	173,907	(37.9)
Affiliated Managers Group, Inc.	1,246	179,897	(39.2)
Agilent Technologies, Inc.	3,605	488,225	(106.3)
Air Products and Chemicals, Inc.	567	166,902	(36.4)
Akamai Technologies, Inc.	3,103	254,353	(55.4)
Alaska Air Group, Inc.	5,783	251,329	(54.7)
Alcoa Corp.	10,383	385,625	(84.0)
Alkermes PLC	1,249	35,659	(7.8)
Allstate Corp.	1,331	154,077	(33.6)
Alphabet, Inc., Class A	3,164	339,624	(74.0)
Altria Group, Inc.	17,198	817,077	(178.0)
Amazon.com, Inc.	15,594	1,644,387	(358.2)
American Airlines Group, Inc.	3,381	46,117	(10.0)
American Financial Group, Inc.	1,063	130,462	(28.4)
American Tower Corp.	622	127,131	(27.7)
AMETEK, Inc.	1,999	275,722	(60.1)
Amgen, Inc.	952	228,232	(49.7)
AMN Healthcare Services, Inc.	753	65,022	(14.2)
Apple, Inc.	5,813	986,350	(214.8)
Arthur J Gallagher & Co.	1,547	321,869	(70.1)
Autodesk, Inc.	270	52,593	(11.5)
Axcelis Technologies, Inc.	1,581	187,032	(40.7)
Azenta, Inc.	1,525	66,322	(14.4)
Bath & Body Works, Inc.	5,384	188,978	(41.2)
Beacon Roofing Supply, Inc.	5,493	330,569	(72.0)
Best Buy Co., Inc.	398	29,659	(6.5)
BioMarin Pharmaceutical, Inc.	563	54,071	(11.8)
Block, Inc.	351	21,337	(4.6)
Boeing Co.	444	91,810	(20.0)
Boston Beer Co., Inc.	47	14,923	(3.2)
Brighthouse Financial, Inc.	3,837	169,595	(36.9)
Bristol-Myers Squibb Co.	31,721	2,118,011	(461.3)
Camden Property Trust	580	63,829	(13.9)
Capri Holdings Ltd.	3,783	156,995	(34.2)
Carlisle Cos., Inc.	1,423	307,155	(66.9)
Carnival PLC	99,345	814,878	(177.5)
Chart Industries, Inc.	150	19,965	(4.3)
Charter Communications, Inc.	1,351	498,114	(108.5)
Chemed Corp.	1,342	739,777	(161.1)
Cheniere Energy, Inc.	804	123,012	(26.8)
Chevron Corp.	3,831	645,830	(140.7)
Chewy, Inc., Class A	364	11,288	(2.5)
Chipotle Mexican Grill, Inc.	309	638,895	(139.2)
Church & Dwight Co., Inc.	3,017	293,011	(63.8)

S C H E D U L E O F I N V E S T M E N T S	111

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

United States (continued)
Cigna Group	5,689	$1,440,967	(313.9)%
Cincinnati Financial Corp.	1,606	170,943	(37.2)
Cintas Corp.	832	379,201	(82.6)
Citizens Financial Group, Inc.	661	20,451	(4.5)
Cleveland-Cliffs, Inc.	9,913	152,462	(33.2)
Coca-Cola Co.	27,751	1,780,227	(387.8)
Columbia Banking System, Inc.	5,704	121,837	(26.5)
Columbia Sportswear Co.	10,422	870,654	(189.6)
Comerica, Inc.	2,430	105,389	(23.0)
CoStar Group, Inc.	672	51,710	(11.3)
Costco Wholesale Corp.	1,626	818,236	(178.2)
Curtiss-Wright Corp.	2,812	477,562	(104.0)
CVS Health Corp.	4,522	331,508	(72.2)
Danaher Corp.	2,534	600,330	(130.8)
DaVita, Inc.	2,285	206,473	(45.0)
Deckers Outdoor Corp.	671	321,637	(70.1)
Devon Energy Corp.	3,928	209,873	(45.7)
Diamondback Energy, Inc.	2,966	421,765	(91.9)
Dick’s Sporting Goods, Inc.	1,455	210,990	(46.0)
DocuSign, Inc.	1,341	66,299	(14.4)
Domino’s Pizza, Inc.	1,625	515,889	(112.4)
DuPont de Nemours, Inc.	11,024	768,593	(167.4)
eBay, Inc.	8,484	393,912	(85.8)
Edwards Lifesciences Corp.	1,101	96,866	(21.1)
Electronic Arts, Inc.	1,707	217,267	(47.3)
Elevance Health, Inc.	1,998	936,363	(204.0)
Enovis Corp.	1,514	88,191	(19.2)
EOG Resources, Inc.	5,072	605,952	(132.0)
Equity LifeStyle Properties, Inc.	3,860	265,954	(57.9)
Equity Residential	558	35,294	(7.7)
Essential Utilities, Inc.	1,015	43,341	(9.4)
Experian PLC	1,681	59,115	(12.9)
Exxon Mobil Corp.	5,380	636,669	(138.7)
Fair Isaac Corp.	1,097	798,561	(173.9)
Fidelity National Information Services, Inc.	9,467	555,902	(121.1)
Five Below, Inc.	589	116,245	(25.3)
Flowers Foods, Inc.	2,794	76,863	(16.7)
Fortinet, Inc.	526	33,164	(7.2)
Gap, Inc.	57,464	551,654	(120.2)
Garmin Ltd.	4,208	413,099	(90.0)
Gartner, Inc.	128	38,715	(8.4)
Generac Holdings, Inc.	770	78,709	(17.1)
General Dynamics Corp.	2,036	444,540	(96.8)
Globant SA	362	56,787	(12.4)
Globus Medical, Inc.	932	54,186	(11.8)
GoDaddy, Inc., Class A	279	21,115	(4.6)
Guidewire Software, Inc.	3,671	279,693	(60.9)
Halliburton Co.	11,896	389,594	(84.9)
Halozyme Therapeutics, Inc.	3,617	116,214	(25.3)
Hanover Insurance Group, Inc.	1,217	145,505	(31.7)
HCA Healthcare, Inc.	392	112,633	(24.5)
Helmerich & Payne, Inc.	12,850	426,106	(92.8)
Herc Holdings, Inc.	1,218	121,824	(26.5)
Hologic, Inc.	1,859	159,893	(34.8)
Honeywell International, Inc.	1,664	332,534	(72.4)
Hormel Foods Corp.	4,789	193,667	(42.2)
Howard Hughes Corp.	1,019	78,840	(17.2)
IDACORP, Inc.	1,423	158,124	(34.4)
IDEXX Laboratories, Inc.	1,091	536,947	(117.0)
Inari Medical, Inc.	692	45,963	(10.0)
Incyte Corp.	1,176	87,506	(19.1)
Integra LifeSciences Holdings Corp.	2,484	137,415	(29.9)

Security	Shares	Value	% of Basket Value

United States (continued)
Invesco Ltd.	4,771	$81,727	(17.8)%
IQVIA Holdings, Inc.	102	19,199	(4.2)
ITT, Inc.	2,025	170,991	(37.2)
J M Smucker Co.	326	50,338	(11.0)
Jack Henry & Associates, Inc.	1,280	209,075	(45.5)
Johnson & Johnson	5,102	835,197	(181.9)
Johnson Controls International PLC	18,461	1,104,706	(240.6)
KeyCorp	2,798	31,505	(6.9)
Keysight Technologies, Inc.	3,069	443,900	(96.7)
KLA Corp.	726	280,628	(61.1)
Knight-Swift Transportation Holdings, Inc.	1,445	81,382	(17.7)
Laboratory Corp. of America Holdings	1,848	418,960	(91.3)
Lam Research Corp.	193	101,147	(22.0)
Lennox International, Inc.	2,666	751,572	(163.7)
Liberty Broadband Corp.	5,934	503,085	(109.6)
Liberty Media Corp.-Liberty SiriusXM	664	18,552	(4.0)
Light & Wonder, Inc.	2,896	174,600	(38.0)
Lowe’s Cos., Inc.	1,894	393,630	(85.7)
Lyft, Inc.	11,147	114,257	(24.9)
Manhattan Associates, Inc.	1,821	301,703	(65.7)
Marathon Oil Corp.	28,480	688,077	(149.9)
Marriott Vacations Worldwide Corp.	369	49,653	(10.8)
Masco Corp.	414	22,153	(4.8)
Match Group, Inc.	14,221	524,755	(114.3)
McDonald’s Corp.	519	153,494	(33.4)
Meta Platforms, Inc., Class A	1,214	291,748	(63.5)
MetLife, Inc.	6,413	393,309	(85.7)
Micron Technology, Inc.	16,168	1,040,572	(226.7)
Microsoft Corp.	5,750	1,766,745	(384.8)
Mohawk Industries, Inc.	540	57,186	(12.5)
Molson Coors Beverage Co., Class B	2,676	159,168	(34.7)
Moody’s Corp.	273	85,482	(18.6)
MSCI, Inc.	569	274,514	(59.8)
Nasdaq, Inc.	1,351	74,805	(16.3)
NetApp, Inc.	679	42,702	(9.3)
Neurocrine Biosciences, Inc.	424	42,841	(9.3)
Newmont Corp.	20,655	979,047	(213.3)
Nexstar Media Group, Inc.	534	92,622	(20.2)
Norfolk Southern Corp.	3,605	731,923	(159.4)
Northrop Grumman Corp.	74	34,134	(7.4)
Novocure Ltd.	2,916	192,164	(41.9)
NVIDIA Corp.	2,847	790,014	(172.1)
Occidental Petroleum Corp.	4,083	251,227	(54.7)
OneMain Holdings, Inc.	5,304	203,514	(44.3)
O’Reilly Automotive, Inc.	1,250	1,146,637	(249.8)
Oshkosh Corp.	2,653	203,008	(44.2)
Ovintiv, Inc.	13,586	491,170	(107.0)
Palo Alto Networks, Inc.	904	164,944	(35.9)
PDC Energy, Inc.	1,773	115,334	(25.1)
Penn Entertainment, Inc.	6,943	206,832	(45.1)
Pinnacle Financial Partners, Inc.	597	32,375	(7.1)
Post Holdings, Inc.	474	42,892	(9.3)
Power Integrations, Inc.	5,563	404,875	(88.2)
PPL Corp.	28,919	830,554	(180.9)
Primo Water Corp.	3,030	46,056	(10.0)
Qorvo, Inc.	4,469	411,506	(89.6)
Qualys, Inc.	5,830	658,440	(143.4)
Quest Diagnostics, Inc.	5,073	704,183	(153.4)
Ralph Lauren Corp.	806	92,521	(20.2)
Rambus, Inc.	1,121	49,705	(10.8)
Regeneron Pharmaceuticals, Inc., Registered Shares	560	449,002	(97.8)

112	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

United States (continued)
Repligen Corp.	327	$49,583	(10.8)%
ResMed, Inc.	1,166	280,959	(61.2)
RingCentral, Inc., Class A	11,394	314,019	(68.4)
Rollins, Inc.	8,969	378,940	(82.5)
Royal Gold, Inc.	3,891	515,324	(112.2)
S&P Global, Inc.	4,014	1,455,396	(317.0)
Saia, Inc.	215	64,021	(13.9)
SBA Communications Corp.	501	130,706	(28.5)
Schlumberger NV	10,000	493,500	(107.5)
Schneider Electric SE	3,223	563,299	(122.7)
Scotts Miracle-Gro Co.	6,345	423,909	(92.3)
SEI Investments Co.	250	14,728	(3.2)
Signify NV	27,947	935,338	(203.7)
Sims Ltd.	7,343	77,867	(17.0)
SiteOne Landscape Supply, Inc.	940	138,876	(30.2)
Snap-on, Inc.	241	62,518	(13.6)
Steel Dynamics, Inc.	826	85,863	(18.7)
Sun Communities, Inc.	1,347	187,139	(40.8)
Synchrony Financial	11,435	337,447	(73.5)
Synopsys, Inc.	640	237,645	(51.8)
Tempur Sealy International, Inc.	1,125	42,154	(9.2)
Teradyne, Inc.	4,483	409,657	(89.2)
Texas Pacific Land Corp.	263	388,622	(84.6)
Thor Industries, Inc.	1,335	105,492	(23.0)
TJX Cos., Inc.	1,507	118,782	(25.9)
Transocean Ltd.	25,441	150,102	(32.7)
Travelers Cos., Inc.	4,678	847,373	(184.6)
UGI Corp.	5,840	197,859	(43.1)
Ulta Beauty, Inc.	884	487,464	(106.2)
United States Steel Corp.	1,628	37,249	(8.1)
United Therapeutics Corp.	556	127,952	(27.9)
UnitedHealth Group, Inc.	464	228,330	(49.7)
US Bancorp	20,963	718,612	(156.5)
Veeva Systems, Inc., Class A	2,787	499,096	(108.7)
VeriSign, Inc.	12,138	2,692,208	(586.4)
Vertex Pharmaceuticals, Inc.	1	341	(0.1)
Virtu Financial, Inc., Class A	5,852	117,333	(25.6)
Visa, Inc., Class A	307	71,448	(15.6)
Vulcan Materials Co.	2,446	428,344	(93.3)
Waste Connections, Inc.	1,105	153,761	(33.5)
Westlake Corp.	4,220	480,152	(104.6)
WEX, Inc.	727	128,933	(28.1)
Willis Towers Watson PLC	2,095	485,202	(105.7)
Woodward, Inc.	952	91,411	(19.9)
Workiva, Inc.	1,123	104,911	(22.9)
World Wrestling Entertainment, Inc., Class A	1,950	208,981	(45.5)
WW Grainger, Inc.	629	437,514	(95.3)
Xylem, Inc.	1,743	180,993	(39.4)
YETI Holdings, Inc.	4,105	161,942	(35.3)
Ziff Davis, Inc.	2,094	153,155	(33.4)
Zillow Group, Inc., Class C	7,369	320,846	(69.9)
Zions Bancorp NA	14,221	396,197	(86.3)

		73,846,105

Zambia
First Quantum Minerals Ltd.	3,641	88,526	(19.3)

Preferred Stocks

Germany
Bayerische Motoren Werke AG	891	94,921	(20.7)

Security	Shares	Value	% of Basket Value

Germany (continued)
Fuchs Petrolub SE, Preference Shares	1,194	$47,287	(10.3)%
Sartorius AG	366	142,590	(31.1)
Volkswagen AG	968	132,475	(28.8)

Warrants

Australia
Magellan Financial Group Ltd., (Issued/Exercisable 04/14/22, 1 Share for 1 Warrant, Expires 04/16/27, Strike Price AUD 35.00)	3,393	466	(0.1)

Total Reference Entity — Long		235,877,646

Reference Entity — Short

Common Stocks

Australia
Ampol Ltd.	(9,328)	(188,320)	41.0
EBOS Group Ltd.	(16,821)	(460,158)	100.2
Evolution Mining Ltd.	(5,785)	(13,795)	3.0
Goodman Group	(20,681)	(269,713)	58.8
QBE Insurance Group Ltd.	(2,261)	(23,386)	5.1

		(955,372)

Austria
Erste Group Bank AG	(529)	(19,277)	4.2
OMV AG	(9,327)	(442,377)	96.3

		(461,654)

Belgium
Ackermans & van Haaren NV	(381)	(67,167)	14.6
Anheuser-Busch InBev SA	(1,768)	(115,219)	25.1
D’ieteren Group	(4,941)	(932,456)	203.1
Galapagos NV	(4,996)	(194,277)	42.3
UCB SA	(9,383)	(874,282)	190.5
Umicore SA	(1,616)	(53,165)	11.6

		(2,236,566)

Brazil
Yara International ASA	(3,920)	(159,766)	34.8

Canada
Canadian Solar, Inc.	(1,420)	(53,137)	11.6
Paramount Resources Ltd., Class A	(593)	(14,050)	3.0
Ritchie Bros Auctioneers, Inc.	(1)	(57)	0.0

		(67,244)

China
ESR Group Ltd.	(76,400)	(119,428)	26.0
Prosus NV	(3,781)	(283,579)	61.8
Xinyi Glass Holdings Ltd.	(11,000)	(20,126)	4.4

		(423,133)

Denmark
AP Moller - Maersk A/S, Class A	(24)	(42,998)	9.4
Carlsberg A/S	(626)	(103,526)	22.5
DSV A/S	(6,830)	(1,288,431)	280.6
Pandora A/S	(1,316)	(122,108)	26.6
Royal Unibrew A/S	(1,137)	(101,886)	22.2
Vestas Wind Systems A/S	(3,870)	(107,340)	23.4

		(1,766,289)

Finland
Elisa OYJ	(2,427)	(151,056)	32.9
Huhtamaki OYJ	(1,159)	(41,874)	9.1

S C H E D U L E O F I N V E S T M E N T S	113

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

Finland (continued)
Kesko OYJ, B Shares	(16,659)	$(348,166)	75.8%
Kojamo OYJ	(17,051)	(212,188)	46.2
Nordea Bank Abp	(74,088)	(823,415)	179.4
Stora Enso OYJ, R Shares	(19,742)	(251,018)	54.7
Valmet OYJ	(5,390)	(182,718)	39.8

		(2,010,435)

France
Adevinta ASA	(77,251)	(601,683)	131.1
Airbus SE	(10,064)	(1,412,535)	307.7
Alstom SA	(11,015)	(277,454)	60.4
Amundi SA	(10,959)	(719,599)	156.7
BioMerieux	(436)	(45,758)	10.0
Bollore SE	(57,533)	(389,534)	84.8
Cie de L’Odet SE	(13)	(22,933)	5.0
Credit Agricole SA	(168,062)	(2,058,921)	448.5
Dassault Systemes SE	(2,846)	(115,699)	25.2
Elis SA	(9,384)	(186,818)	40.7
Eramet SA	(3,200)	(312,439)	68.1
Eurazeo SE	(5,306)	(379,751)	82.7
Faurecia SE	(2,930)	(60,978)	13.3
Ipsen SA	(10,901)	(1,324,833)	288.6
La Francaise des Jeux SAEM	(3,901)	(167,115)	36.4
Publicis Groupe SA	(1,367)	(112,020)	24.4
Rexel SA	(2,658)	(61,710)	13.4
Sodexo SA	(2,399)	(257,683)	56.1
Unibail-Rodamco-Westfield	(22,414)	(1,202,568)	261.9
Worldline SA/France	(6,921)	(301,716)	65.7

		(10,011,747)

Germany
adidas AG	(859)	(151,621)	33.0
Aixtron SE	(3,717)	(105,497)	23.0
Aroundtown SA	(165,828)	(226,418)	49.3
Aurubis AG	(231)	(21,721)	4.7
Bechtle AG	(6,493)	(302,660)	65.9
Continental AG	(8,617)	(606,038)	132.0
CTS Eventim AG & Co. KGaA	(5,013)	(331,009)	72.1
Deutsche Wohnen SE	(6,683)	(151,656)	33.0
Evotec SE	(27,615)	(508,415)	110.8
Fresenius Medical Care AG & Co. KGaA	(55,361)	(2,692,190)	586.4
Gerresheimer AG	(668)	(72,941)	15.9
Hannover Rueck SE	(2,052)	(439,405)	95.7
HelloFresh SE	(844)	(22,698)	5.0
HOCHTIEF AG	(2,912)	(244,355)	53.2
Infineon Technologies AG	(31,715)	(1,157,472)	252.1
KION Group AG	(5,583)	(232,046)	50.6
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered Shares	(1,972)	(742,798)	161.8
Nordex SE	(22,739)	(274,485)	59.8
SAP SE	(174)	(23,597)	5.1
Siemens Healthineers AG	(13,176)	(823,108)	179.3
Sixt SE	(2,919)	(362,960)	79.1
Symrise AG	(269)	(32,574)	7.1
Telefonica Deutschland Holding AG	(92,763)	(314,144)	68.4
Vonovia SE	(4,312)	(93,723)	20.4

		(9,933,531)

Hong Kong
Hang Seng Bank Ltd.	(39,100)	(579,591)	126.2
Henderson Land Development Co. Ltd.	(12,000)	(42,730)	9.3
HKT Trust & HKT Ltd.	(73,000)	(95,945)	20.9

Security	Shares	Value	% of Basket Value

Hong Kong (continued)
Hong Kong & China Gas Co. Ltd.	(376,000)	$(333,872)	72.7%
MTR Corp. Ltd.	(300,500)	(1,501,501)	327.1
PCCW Ltd.	(40,000)	(20,866)	4.5
Prudential PLC	(29,900)	(454,627)	99.0
Techtronic Industries Co. Ltd.	(268,000)	(2,899,444)	631.6
Wharf Real Estate Investment Co. Ltd.	(19,000)	(109,571)	23.9

		(6,038,147)

Ireland
Bank of Ireland Group PLC	(18,032)	(186,939)	40.7

Israel
Teva Pharmaceutical Industries Ltd., ADR	(13,708)	(119,671)	26.1

Italy
Assicurazioni Generali SpA	(86,125)	(1,797,941)	391.6
Coca-Cola HBC AG	(43,998)	(1,334,170)	290.6
Davide Campari-Milano NV	(3,414)	(44,098)	9.6
DiaSorin SpA	(601)	(65,426)	14.3
Eni SpA	(100,752)	(1,525,582)	332.3
Interpump Group SpA	(29,563)	(1,653,588)	360.2
Iveco Group NV	(2,912)	(26,262)	5.7
Leonardo SpA	(63,988)	(764,313)	166.5
Nexi SpA	(215,452)	(1,790,600)	390.0
Pirelli & C SpA	(2,931)	(15,387)	3.4
Poste Italiane SpA	(13,747)	(143,395)	31.2

		(9,160,762)

Japan
Activia Properties, Inc.	(132)	(390,058)	85.0
Advance Residence Investment Corp.	(384)	(1,010,198)	220.0
Advantest Corp.	(800)	(63,339)	13.8
Allegro MicroSystems, Inc.	(13,129)	(469,624)	102.3
Asahi Group Holdings Ltd.	(6,700)	(262,441)	57.2
Asics Corp.	(25,200)	(714,712)	155.7
ASKUL Corp.	(6,100)	(82,463)	18.0
Benefit One, Inc.	(32,800)	(457,778)	99.7
BIPROGY, Inc.	(4,400)	(107,590)	23.4
Bridgestone Corp.	(22,900)	(932,550)	203.1
Calbee, Inc.	(18,900)	(414,412)	90.3
Capcom Co. Ltd.	(4,300)	(163,810)	35.7
Chiba Bank Ltd.	(74,100)	(490,737)	106.9
Chubu Electric Power Co., Inc.	(64,400)	(728,223)	158.6
Chugin Financial Group, Inc.	(57,500)	(391,345)	85.2
Credit Saison Co. Ltd.	(107,600)	(1,511,987)	329.3
Dai Nippon Printing Co. Ltd.	(72,800)	(2,122,084)	462.2
Daido Steel Co. Ltd.	(21,800)	(851,661)	185.5
Daiwa House REIT Investment Corp.	(173)	(373,425)	81.3
Daiwa Office Investment Corp.	(122)	(537,941)	117.2
Daiwa Securities Group, Inc.	(12,200)	(57,472)	12.5
Daiwa Securities Living Investments Corp.	(404)	(348,364)	75.9
Descente Ltd.	(29,900)	(963,671)	209.9
Food & Life Cos. Ltd.	(2,500)	(61,091)	13.3
FP Corp.	(23,100)	(582,716)	126.9
Fuji Kyuko Co. Ltd.	(5,000)	(194,738)	42.4
Fukuoka Financial Group, Inc.	(13,400)	(255,990)	55.8
Furukawa Electric Co. Ltd.	(2,400)	(44,561)	9.7
Fuyo General Lease Co. Ltd.	(4,100)	(304,223)	66.3
GLP J-Reit	(579)	(670,704)	146.1
Goldwin, Inc.	(1,700)	(156,640)	34.1
GS Yuasa Corp.	(18,700)	(333,592)	72.7
GungHo Online Entertainment, Inc.	(7,500)	(146,022)	31.8
Hachijuni Bank Ltd.	(16,900)	(76,778)	16.7

114	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

Japan (continued)
Hakuhodo DY Holdings, Inc.	(30,700)	$(366,777)	79.9%
Hankyu Hanshin Holdings, Inc.	(9,500)	(300,916)	65.5
Harmonic Drive Systems, Inc.	(7,000)	(217,028)	47.3
Haseko Corp.	(51,200)	(633,706)	138.0
Heiwa Corp.	(38,200)	(764,954)	166.6
Hikari Tsushin, Inc.	(3,700)	(511,937)	111.5
Hino Motors Ltd.	(5,100)	(20,393)	4.4
Hisamitsu Pharmaceutical Co., Inc.	(1,200)	(33,657)	7.3
Hitachi Construction Machinery Co. Ltd.	(6,600)	(164,815)	35.9
Honda Motor Co. Ltd.	(100)	(2,689)	0.6
Horiba Ltd.	(400)	(22,353)	4.9
Hoshizaki Corp.	(70,700)	(2,525,481)	550.1
Ibiden Co. Ltd.	(28,900)	(1,152,589)	251.1
Iida Group Holdings Co. Ltd.	(11,600)	(209,057)	45.5
Industrial & Infrastructure Fund Investment Corp.	(790)	(918,076)	200.0
Inpex Corp.	(55,200)	(612,457)	133.4
Itoham Yonekyu Holdings, Inc.	(18,300)	(101,707)	22.2
Iwatani Corp.	(24,700)	(1,186,169)	258.4
Iyogin Holdings, Inc.	(59,600)	(353,884)	77.1
Izumi Co. Ltd.	(51,500)	(1,228,318)	267.6
Japan Aviation Electronics Industry Ltd.	(35,000)	(622,981)	135.7
Japan Exchange Group, Inc.	(53,000)	(872,567)	190.1
Japan Logistics Fund, Inc.	(196)	(471,898)	102.8
Japan Metropolitan Fund Invest	(107)	(79,442)	17.3
Japan Post Bank Co. Ltd.	(18,800)	(152,437)	33.2
Japan Prime Realty Investment Corp.	(53)	(139,754)	30.4
Japan Real Estate Investment Corp.	(419)	(1,683,666)	366.7
JCR Pharmaceuticals Co. Ltd.	(38,000)	(416,913)	90.8
JMDC, Inc.	(19,600)	(712,732)	155.2
Justsystems Corp.	(6,700)	(179,588)	39.1
Kagome Co. Ltd.	(11,800)	(290,610)	63.3
Kansai Paint Co. Ltd.	(23,300)	(333,073)	72.6
Keio Corp.	(6,600)	(248,632)	54.2
Keisei Electric Railway Co. Ltd.	(14,900)	(533,206)	116.1
Kikkoman Corp.	(16,500)	(990,024)	215.6
Kintetsu Group Holdings Co. Ltd.	(17,800)	(609,449)	132.8
Kobayashi Pharmaceutical Co. Ltd.	(300)	(18,988)	4.1
Kobe Steel Ltd.	(215,400)	(1,628,355)	354.7
Kotobuki Spirits Co. Ltd.	(3,000)	(224,727)	49.0
Kurita Water Industries Ltd.	(18,000)	(765,807)	166.8
Kyudenko Corp.	(16,400)	(443,247)	96.6
Kyushu Electric Power Co., Inc.	(78,600)	(464,361)	101.1
Kyushu Financial Group, Inc.	(14,400)	(52,648)	11.5
Kyushu Railway Co.	(16,700)	(384,661)	83.8
LaSalle Logiport REIT	(769)	(926,347)	201.8
MatsukiyoCocokara & Co.	(2,200)	(119,503)	26.0
Mazda Motor Corp.	(54,100)	(496,327)	108.1
McDonald’s Holdings Co. Japan Ltd.	(18,800)	(794,336)	173.0
Mebuki Financial Group, Inc.	(177,500)	(461,077)	100.4
Menicon Co. Ltd.	(2,900)	(62,456)	13.6
Mercari, Inc.	(4,400)	(77,044)	16.8
Mitsui Fudosan Logistics Park, Inc.	(160)	(609,716)	132.8
Mitsui High-Tec, Inc.	(5,900)	(360,790)	78.6
Miura Co. Ltd.	(21,500)	(580,660)	126.5
Money Forward, Inc.	(24,300)	(1,026,616)	223.6
MonotaRO Co. Ltd.	(31,800)	(487,649)	106.2
Mori Hills REIT Investment Corp.	(217)	(248,763)	54.2
Morinaga & Co. Ltd.	(42,000)	(1,261,655)	274.8
Morinaga Milk Industry Co. Ltd.	(3,100)	(118,176)	25.7
Nagase & Co. Ltd.	(22,300)	(356,251)	77.6
Nextage Co. Ltd.	(16,800)	(308,992)	67.3
NHK Spring Co. Ltd.	(162,200)	(1,219,079)	265.5

Security	Shares	Value	% of Basket Value

Japan (continued)
Nifco, Inc.	(34,100)	$(994,362)	216.6%
Nihon Kohden Corp.	(56,300)	(1,579,771)	344.1
Nippon Building Fund, Inc.	(476)	(2,023,225)	440.7
Nippon Electric Glass Co. Ltd.	(71,200)	(1,378,354)	300.2
Nippon Kayaku Co. Ltd.	(27,100)	(249,385)	54.3
Nippon Sanso Holdings Corp.	(33,400)	(611,122)	133.1
Nippon Shokubai Co. Ltd.	(200)	(8,133)	1.8
Nishi-Nippon Railroad Co. Ltd.	(4,000)	(74,405)	16.2
Nisshin Seifun Group, Inc.	(64,200)	(789,173)	171.9
Nissin Foods Holdings Co. Ltd.	(500)	(48,881)	10.7
Noevir Holdings Co. Ltd.	(2,900)	(119,996)	26.1
NOF Corp.	(6,800)	(315,148)	68.6
NOK Corp.	(26,400)	(360,677)	78.6
NTT Data Corp.	(15,400)	(212,185)	46.2
Odakyu Electric Railway Co. Ltd.	(10,700)	(151,590)	33.0
OKUMA Corp.	(18,400)	(828,647)	180.5
Open House Group Co. Ltd.	(5,500)	(222,832)	48.5
Osaka Gas Co. Ltd.	(19,100)	(320,360)	69.8
OSG Corp.	(24,400)	(347,692)	75.7
PALTAC Corp.	(2,600)	(101,188)	22.0
Pan Pacific International Holdings Corp.	(1,700)	(32,221)	7.0
Park24 Co. Ltd.	(10,700)	(167,762)	36.5
PeptiDream, Inc.	(22,300)	(305,714)	66.6
Persol Holdings Co. Ltd.	(20,700)	(432,784)	94.3
Rakus Co. Ltd.	(69,000)	(1,063,746)	231.7
Relo Group, Inc.	(31,300)	(493,237)	107.4
Resonac Holdings Corp.	(37,800)	(607,163)	132.3
Rinnai Corp.	(5,300)	(129,919)	28.3
Rohto Pharmaceutical Co. Ltd.	(61,800)	(1,300,497)	283.3
Sankyu, Inc.	(6,000)	(214,618)	46.8
Sanwa Holdings Corp.	(59,000)	(655,140)	142.7
SBI Shinsei Bank Ltd.	(54,400)	(990,171)	215.7
SCREEN Holdings Co. Ltd.	(1,500)	(123,776)	27.0
Seino Holdings Co. Ltd.	(9,900)	(111,460)	24.3
Sekisui House Ltd.	(2,200)	(45,868)	10.0
Sekisui House Reit, Inc.	(728)	(418,586)	91.2
SG Holdings Co. Ltd.	(83,900)	(1,224,563)	266.7
SHIFT, Inc.	(3,600)	(679,771)	148.1
SoftBank Corp.	(42,800)	(488,781)	106.5
Sony Group Corp.	(4,300)	(394,608)	86.0
Sotetsu Holdings, Inc.	(37,700)	(727,396)	158.4
Square Enix Holdings Co. Ltd.	(6,100)	(304,306)	66.3
SUMCO Corp.	(6,500)	(90,825)	19.8
Suzuken Co. Ltd.	(5,300)	(152,960)	33.3
Sysmex Corp.	(6,400)	(417,715)	91.0
Taiheiyo Cement Corp.	(11,000)	(200,072)	43.6
Takara Holdings, Inc.	(241,600)	(1,930,590)	420.5
Takashimaya Co. Ltd.	(21,500)	(322,321)	70.2
TechnoPro Holdings, Inc.	(7,300)	(201,981)	44.0
TIS, Inc.	(12,200)	(339,750)	74.0
Tobu Railway Co. Ltd.	(3,800)	(98,375)	21.4
Toho Gas Co. Ltd.	(12,300)	(233,404)	50.8
Tohoku Electric Power Co., Inc.	(3,700)	(19,300)	4.2
Tokyo Electric Power Co., Holdings, Inc.	(278,300)	(1,012,496)	220.5
Tokyo Gas Co. Ltd.	(56,700)	(1,177,366)	256.5
Tokyu Corp.	(46,400)	(664,313)	144.7
Tokyu Fudosan Holdings Corp.	(13,100)	(67,386)	14.7
TOPPAN, Inc.	(1,600)	(34,483)	7.5
Toshiba TEC Corp.	(600)	(17,672)	3.9
Toyo Suisan Kaisha Ltd.	(20,900)	(945,840)	206.0
Toyo Tire Corp.	(27,800)	(335,853)	73.2
Unicharm Corp.	(32,700)	(1,338,933)	291.6

S C H E D U L E O F I N V E S T M E N T S	115

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

Japan (continued)
United Urban Investment Corp.	(139)	$(156,501)	34.1%
USS Co. Ltd.	(9,600)	(163,579)	35.6
Visional, Inc.	(12,300)	(654,385)	142.5
West Japan Railway Co.	(24,000)	(1,054,072)	229.6
Workman Co. Ltd.	(2,100)	(86,822)	18.9
Yokohama Rubber Co. Ltd.	(32,800)	(723,175)	157.5
Z Holdings Corp.	(77,000)	(214,073)	46.6

		(83,738,561)

Luxembourg
Aperam SA	(1,452)	(53,951)	11.8
Eurofins Scientific SE	(20,858)	(1,460,108)	318.0

		(1,514,059)

Netherlands
Akzo Nobel NV	(18,974)	(1,577,665)	343.6
Alfen N.V.	(2,651)	(214,974)	46.8
Argenx SE	(1,265)	(489,087)	106.5
ASM International NV	(4,272)	(1,554,679)	338.6
Euronext NV	(6,352)	(506,312)	110.3
Heineken NV	(2,811)	(323,499)	70.5
JDE Peet’s NV	(17,426)	(531,177)	115.7
OCI NV	(1,557)	(41,128)	9.0
SBM Offshore NV	(1,913)	(27,101)	5.9
Universal Music Group NV	(24,778)	(542,630)	118.2

		(5,808,252)

New Zealand
Mainfreight Ltd.	(3,682)	(163,018)	35.5
Mercury NZ Ltd.	(8,921)	(34,935)	7.6
Meridian Energy Ltd.	(135,374)	(457,080)	99.6

		(655,033)

Nigeria
Airtel Africa PLC	(171,652)	(257,523)	56.1

Norway
Aker ASA, A Shares	(2,859)	(176,768)	38.5
DNB Bank ASA	(3,848)	(68,514)	14.9
Leroy Seafood Group ASA	(6,121)	(32,593)	7.1
Mowi ASA	(8,918)	(172,051)	37.5
Orkla ASA	(214,061)	(1,555,909)	338.9
Salmar ASA	(29,048)	(1,305,145)	284.3
Schibsted ASA	(31,904)	(572,690)	124.7
Telenor ASA	(12,003)	(151,440)	33.0

		(4,035,110)

Portugal
Banco Comercial Portugues SA	(3,362,260)	(866,181)	188.7
Jeronimo Martins SGPS SA	(4,230)	(106,976)	23.3

		(973,157)

Puerto Rico
Popular, Inc.	(393)	(23,584)	5.1

Singapore
Kenon Holdings Ltd.	(2,320)	(61,299)	13.4
Sea Ltd., ADR	(3,479)	(264,995)	57.7
STMicroelectronics NV	(24,275)	(1,040,987)	226.7

		(1,367,281)

South Korea
Delivery Hero SE	(4,561)	(182,533)	39.8

Security	Shares	Value	% of Basket Value

Spain
Aena SME SA	(1,785)	$(301,314)	65.6%
Amadeus IT Group SA	(406)	(28,600)	6.2
CaixaBank SA	(49,562)	(183,899)	40.1
Cellnex Telecom SA	(14,147)	(596,985)	130.1
Endesa SA	(11,257)	(253,079)	55.1
Inmobiliaria Colonial Socimi SA	(65,645)	(420,559)	91.6

		(1,784,436)

Sweden
Autoliv, Inc.	(3,460)	(296,903)	64.7
Electrolux AB	(24,542)	(370,350)	80.7
Embracer Group AB	(37,674)	(196,754)	42.9
H & M Hennes & Mauritz AB, B Shares	(14,047)	(205,738)	44.8
Hexagon AB, B Shares	(33,080)	(378,911)	82.5
Hexatronic Group AB	(17,064)	(144,404)	31.5
Husqvarna AB, B Shares	(69,943)	(603,942)	131.6
Investment AB Latour, B Shares	(9,354)	(202,608)	44.1
Kinnevik AB	(54,114)	(889,338)	193.7
Lifco AB, B Shares	(6,186)	(141,126)	30.7
Securitas AB, B Shares	(92,634)	(830,642)	180.9
Skandinaviska Enskilda Banken AB	(42,288)	(481,043)	104.8
SSAB AB, B Shares	(19,470)	(138,326)	30.1
Svenska Cellulosa AB SCA, Class B	(43,434)	(596,129)	129.8
Swedish Orphan Biovitrum AB	(3,311)	(80,610)	17.6
Telia Co. AB	(115,387)	(321,380)	70.0

		(5,878,204)

Switzerland
Mediclinic International PLC	(79,228)	(493,329)	107.4

United Kingdom
abrdn PLC	(71,034)	(189,122)	41.2
Associated British Foods PLC	(93,710)	(2,292,587)	499.4
Aviva PLC	(23,885)	(126,326)	27.5
Barratt Developments PLC	(119,551)	(747,339)	162.8
BT Group PLC	(15,683)	(31,122)	6.8
CNH Industrial NV	(36,365)	(512,890)	111.7
Coca-Cola Europacific Partners PLC	(8,234)	(530,846)	115.6
Compass Group PLC	(14,660)	(384,191)	83.7
Derwent London PLC	(3,653)	(109,493)	23.9
Entain PLC	(39,226)	(709,987)	154.7
Future PLC	(10,469)	(147,569)	32.1
HSBC Holdings PLC	(86,793)	(621,368)	135.3
International Consolidated Airlines Group SA	(307,636)	(586,284)	127.7
International Distributions Services PLC	(217,564)	(688,000)	149.9
Investec PLC	(58,044)	(321,418)	70.0
JD Sports Fashion PLC	(41,041)	(82,717)	18.0
JET2 PLC	(4,139)	(63,487)	13.8
Johnson Matthey PLC	(5,507)	(135,138)	29.4
Just Eat Takeaway.com NV	(35,847)	(629,987)	137.2
Kingfisher PLC	(77,145)	(248,367)	54.1
M&G PLC	(741,270)	(1,903,243)	414.6
Manchester United PLC, Class A	(5,407)	(108,410)	23.6
National Grid PLC	(27,589)	(392,930)	85.6
Ocado Group PLC	(39,254)	(248,159)	54.1
Persimmon PLC	(16,007)	(263,195)	57.3
RELX PLC	(46,208)	(1,529,037)	333.1
Sage Group PLC	(4,471)	(45,740)	10.0
Serco Group PLC	(7,594)	(14,418)	3.1
Smith & Nephew PLC	(33,756)	(552,340)	120.3
St James’s Place PLC	(2,738)	(41,358)	9.0
Tate & Lyle PLC	(15,029)	(153,077)	33.3

116	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

United Kingdom (continued)
Vistry Group PLC	(134,010)	$(1,312,260)	285.8%
Whitbread PLC	(3,096)	(125,942)	27.4
WPP PLC	(39,534)	(457,564)	99.7

		(16,305,911)

United States
10X Genomics, Inc., Class A	(1,266)	(66,376)	14.5
Adient PLC	(5,138)	(189,798)	41.3
ADT, Inc.	(120,048)	(804,322)	175.2
AES Corp.	(2,059)	(48,716)	10.6
Aflac, Inc.	(3,564)	(248,945)	54.2
Airbnb, Inc., Class B	(2,184)	(261,359)	56.9
Alexandria Real Estate Equities, Inc.	(5,646)	(701,120)	152.7
Alteryx, Inc., Class A	(1,901)	(78,188)	17.0
American Electric Power Co., Inc.	(3,395)	(313,766)	68.3
American International Group, Inc.	(11,044)	(585,774)	127.6
Ameriprise Financial, Inc.	(390)	(118,997)	25.9
AmerisourceBergen Corp.	(2,350)	(392,097)	85.4
Analog Devices, Inc.	(316)	(56,842)	12.4
Annaly Capital Management, Inc.	(3,531)	(70,549)	15.4
Ansys, Inc.	(618)	(194,003)	42.3
Antero Midstream Corp.	(3,422)	(36,821)	8.0
Antero Resources Corp.	(1,044)	(24,002)	5.2
Apartment Income REIT Corp.	(6,035)	(223,174)	48.6
Apollo Global Management, Inc.	(2,869)	(181,866)	39.6
Applied Industrial Technologies, Inc.	(5,574)	(756,169)	164.7
AppLovin Corp., Class A	(5,087)	(86,479)	18.8
AptarGroup, Inc.	(379)	(44,915)	9.8
Aramark	(3,246)	(112,636)	24.5
Arista Networks, Inc.	(5,005)	(801,601)	174.6
Asana, Inc.	(1,186)	(19,189)	4.2
Asbury Automotive Group, Inc.	(2,091)	(404,525)	88.1
Aspen Technology, Inc.	(689)	(121,953)	26.6
Atmos Energy Corp.	(4,291)	(489,775)	106.7
Avangrid, Inc.	(10,777)	(433,882)	94.5
Avantor, Inc.	(10,213)	(198,949)	43.3
Avnet, Inc.	(4,568)	(188,476)	41.1
Axalta Coating Systems Ltd.	(10,089)	(318,510)	69.4
AZEK Co., Inc.	(415)	(11,263)	2.5
Ball Corp.	(2,091)	(111,199)	24.2
Bentley Systems, Inc., Class B	(4,586)	(195,180)	42.5
BJ’s Wholesale Club Holdings, Inc.	(5,577)	(425,915)	92.8
Black Hills Corp.	(3,891)	(254,043)	55.3
Bloom Energy Corp., Class A	(14,153)	(235,647)	51.3
Boston Properties, Inc.	(2,851)	(152,129)	33.1
Broadcom, Inc.	(109)	(68,289)	14.9
Broadridge Financial Solutions, Inc.	(421)	(61,218)	13.3
Brown-Forman Corp.	(1,038)	(67,563)	14.7
Bunge Ltd.	(1,824)	(170,726)	37.2
Cadence Bank	(3,545)	(71,680)	15.6
Calix, Inc.	(2,119)	(96,838)	21.1
Capital One Financial Corp.	(715)	(69,570)	15.2
CarMax, Inc.	(658)	(46,080)	10.0
Catalent, Inc.	(4,069)	(203,938)	44.4
CDW Corp.	(3,243)	(549,980)	119.8
Celanese Corp.	(2,907)	(308,840)	67.3
Ceridian HCM Holding, Inc.	(1,520)	(96,490)	21.0
CF Industries Holdings, Inc.	(781)	(55,904)	12.2
Chesapeake Energy Corp.	(6,724)	(555,940)	121.1
Churchill Downs, Inc.	(2,024)	(592,081)	129.0
Civitas Resources, Inc.	(7,928)	(547,428)	119.2

Security	Shares	Value	% of Basket Value

United States (continued)
Clean Harbors, Inc.	(1,317)	$(191,176)	41.6%
Clear Secure, Inc.	(2,875)	(69,546)	15.2
Clorox Co.	(2,530)	(419,019)	91.3
CME Group, Inc.	(4,013)	(745,495)	162.4
Comcast Corp.	(8,060)	(333,442)	72.6
Comfort Systems USA, Inc.	(542)	(81,024)	17.7
Commerce Bancshares, Inc.	(9,987)	(557,774)	121.5
Concentrix Corp.	(1,515)	(146,213)	31.8
Consolidated Edison, Inc.	(285)	(28,064)	6.1
Constellation Energy Corp.	(5,375)	(416,025)	90.6
Constellium SE	(1,267)	(18,815)	4.1
Cooper Cos., Inc.	(2,738)	(1,044,410)	227.5
Corning, Inc.	(1,624)	(53,949)	11.8
Corteva, Inc.	(920)	(56,230)	12.3
Coterra Energy, Inc.	(16,369)	(419,046)	91.3
Coty, Inc., Class A	(1,823)	(21,639)	4.7
Cousins Properties, Inc.	(8,051)	(175,592)	38.2
Crane Co.	(33)	(2,378)	0.5
Crown Castle, Inc.	(1,765)	(217,254)	47.3
Darling Ingredients, Inc.	(6,263)	(373,087)	81.3
Dell Technologies, Inc.	(4,802)	(208,839)	45.5
Delta Air Lines, Inc.	(79)	(2,710)	0.6
Denbury, Inc.	(800)	(74,704)	16.3
Diodes, Inc.	(436)	(34,749)	7.6
Dollar Tree, Inc.	(371)	(57,026)	12.4
Dominion Energy, Inc.	(7,985)	(456,263)	99.4
DoorDash, Inc.	(23,097)	(1,413,305)	307.8
DR Horton, Inc.	(2,474)	(271,695)	59.2
DraftKings, Inc.	(2,125)	(46,559)	10.1
Dun & Bradstreet Holdings, Inc.	(2,473)	(27,623)	6.0
Dynatrace, Inc.	(10,586)	(447,576)	97.5
Eagle Materials, Inc.	(877)	(129,980)	28.3
Edison International	(8,399)	(618,166)	134.6
Elanco Animal Health, Inc.	(5,599)	(53,023)	11.6
Elastic NV	(2,117)	(121,198)	26.4
Entegris, Inc.	(9,875)	(739,835)	161.2
EQT Corp.	(3,653)	(127,271)	27.7
Estee Lauder Cos., Inc., Class A	(279)	(68,835)	15.0
Euronet Worldwide, Inc.	(1,944)	(215,279)	46.9
Evergy, Inc.	(1,367)	(84,904)	18.5
Exelon Corp.	(9,764)	(414,384)	90.3
ExlService Holdings, Inc.	(204)	(36,390)	7.9
Extra Space Storage, Inc.	(203)	(30,864)	6.7
Federal Realty Investment Trust	(216)	(21,360)	4.7
Ferguson PLC	(239)	(33,656)	7.3
Ferguson PLC	(13,711)	(1,924,588)	419.2
Fidelity National Financial, Inc.	(12,728)	(451,717)	98.4
Fifth Third Bancorp	(10,517)	(275,545)	60.0
First American Financial Corp.	(1,356)	(78,119)	17.0
First Citizens BancShares, Inc.	(193)	(194,386)	42.3
First Industrial Realty Trust, Inc.	(4,120)	(216,176)	47.1
First Solar, Inc.	(425)	(77,597)	16.9
Fiserv, Inc.	(2,768)	(338,028)	73.6
Floor & Decor Holdings, Inc., Class A	(1,772)	(176,030)	38.3
Fluence Energy, Inc.	(622)	(11,233)	2.4
Foot Locker, Inc.	(4,141)	(173,881)	37.9
Fox Factory Holding Corp.	(349)	(38,694)	8.4
Gaming and Leisure Properties, Inc.	(454)	(23,608)	5.1
GE Healthcare, Inc.	(20,950)	(1,704,073)	371.2
Gen Digital, Inc.	(2,515)	(44,440)	9.7
Goldman Sachs Group, Inc.	(562)	(193,013)	42.0

S C H E D U L E O F I N V E S T M E N T S	117

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

United States (continued)
Graphic Packaging Holding Co.	(9,992)	$(246,403)	53.7%
H&R Block, Inc.	(538)	(18,244)	4.0
Hasbro, Inc.	(594)	(35,177)	7.7
HashiCorp., Inc.	(2,951)	(79,116)	17.2
HB Fuller Co.	(554)	(36,658)	8.0
HF Sinclair Corp.	(1,488)	(65,636)	14.3
Host Hotels & Resorts, Inc.	(6,189)	(100,076)	21.8
Hyatt Hotels Corp., Class A	(557)	(63,665)	13.9
ICON PLC	(640)	(123,322)	26.9
Inmode Ltd.	(912)	(33,981)	7.4
Insight Enterprises, Inc.	(1,002)	(121,192)	26.4
Inspire Medical Systems, Inc.	(806)	(215,710)	47.0
International Business Machines Corp.	(1,725)	(218,057)	47.5
International Flavors & Fragrances, Inc.	(208)	(20,168)	4.4
Interpublic Group of Cos., Inc.	(9,914)	(354,227)	77.2
Iridium Communications, Inc.	(1,274)	(80,861)	17.6
Jazz Pharmaceuticals PLC	(3,355)	(471,277)	102.7
JPMorgan Chase & Co.	(454)	(62,761)	13.7
Karuna Therapeutics, Inc.	(362)	(71,835)	15.6
Kinder Morgan, Inc.	(38,774)	(664,974)	144.8
Kinsale Capital Group, Inc.	(316)	(103,240)	22.5
Kite Realty Group Trust	(1,515)	(31,391)	6.8
Lamb Weston Holdings, Inc.	(6,796)	(759,861)	165.5
Lantheus Holdings, Inc.	(1,086)	(92,799)	20.2
Lennar Corp.	(2,242)	(252,920)	55.1
Levi Strauss & Co.	(12,849)	(185,797)	40.5
Liberty Media Corp.-Liberty Formula One, Class C	(10,388)	(749,910)	163.3
Lithia Motors, Inc.	(668)	(147,555)	32.1
Littelfuse, Inc.	(76)	(18,410)	4.0
Loews Corp.	(2,364)	(136,095)	29.6
Madison Square Garden Sports Corp.	(2,617)	(524,708)	114.3
Markel Corp.	(513)	(702,056)	152.9
MarketAxess Holdings, Inc.	(638)	(203,120)	44.2
Marriott International, Inc.	(1,475)	(249,776)	54.4
Mattel, Inc.	(8,416)	(151,488)	33.0
Maximus, Inc.	(4,412)	(369,064)	80.4
Meritage Homes Corp.	(7,915)	(1,013,516)	220.8
MKS Instruments, Inc.	(4,219)	(353,848)	77.1
Mondelez International, Inc.	(3,445)	(264,300)	57.6
MongoDB, Inc.	(1,476)	(354,181)	77.1
Morgan Stanley	(4,742)	(426,638)	92.9
Mosaic Co.	(2,146)	(91,956)	20.0
Motorola Solutions, Inc.	(487)	(141,912)	30.9
National Retail Properties, Inc.	(2,692)	(117,102)	25.5
National Storage Affiliates Trust	(2,609)	(100,577)	21.9
NCR Corp.	(8,719)	(194,347)	42.3
Neogen Corp.	(1,496)	(25,761)	5.6
Netflix, Inc.	(1,541)	(508,422)	110.7
New Jersey Resources Corp.	(2,886)	(149,033)	32.5
New Relic, Inc.	(2,820)	(201,545)	43.9
New York Times Co.	(8,734)	(347,176)	75.6
Newell Brands, Inc.	(39,376)	(478,418)	104.2
NEXTracker, Inc.	(9,416)	(296,510)	64.6
Noble Corp. PLC	(34,931)	(1,343,097)	292.6
Nutanix, Inc.	(3,637)	(87,215)	19.0
Okta, Inc.	(3,612)	(247,530)	53.9
Ollie’s Bargain Outlet Holdings, Inc.	(1,457)	(95,069)	20.7
Omega Healthcare Investors, Inc.	(2,963)	(79,290)	17.3
Omnicom Group, Inc.	(1,522)	(137,848)	30.0
ONE Gas, Inc.	(8,947)	(688,472)	150.0
ONEOK, Inc.	(6,650)	(434,976)	94.7

Security	Shares	Value	% of Basket Value

United States (continued)
Option Care Health, Inc.	(1,536)	$(49,382)	10.8%
Oracle Corp.	(7,533)	(713,526)	155.4
Organon & Co.	(3,188)	(78,520)	17.1
Ormat Technologies, Inc.	(1,092)	(93,705)	20.4
PACCAR, Inc.	(4,414)	(329,682)	71.8
PayPal Holdings, Inc.	(4,378)	(332,728)	72.5
Pentair PLC	(24,219)	(1,406,640)	306.4
Performance Food Group Co.	(7,217)	(452,434)	98.6
Permian Resources Corp.	(15,139)	(158,203)	34.5
Pfizer, Inc.	(3,326)	(129,348)	28.2
PG&E Corp.	(1,091)	(18,667)	4.1
Pinnacle West Capital Corp.	(1,834)	(143,896)	31.3
PPG Industries, Inc.	(2,683)	(376,318)	82.0
Primerica, Inc.	(1,958)	(357,355)	77.8
Privia Health Group, Inc.	(9,966)	(275,361)	60.0
Progressive Corp.	(815)	(111,166)	24.2
Public Service Enterprise Group, Inc.	(9,660)	(610,512)	133.0
PulteGroup, Inc.	(11,735)	(788,005)	171.6
R1 RCM, Inc.	(25,149)	(392,073)	85.4
Radian Group, Inc.	(2,755)	(66,864)	14.6
Range Resources Corp.	(1,981)	(52,397)	11.4
Regions Financial Corp., Registered Shares	(23,864)	(435,757)	94.9
Republic Services, Inc.	(260)	(37,601)	8.2
Rexford Industrial Realty, Inc.	(7,661)	(427,254)	93.1
RH	(1,227)	(313,045)	68.2
Rivian Automotive, Inc.	(5,553)	(71,189)	15.5
RLI Corp.	(177)	(24,612)	5.4
Robinhood Markets, Inc.	(31,302)	(277,023)	60.3
Rockwell Automation, Inc.	(1,561)	(442,403)	96.4
Roku, Inc.	(1,800)	(101,178)	22.0
Roper Technologies, Inc.	(468)	(212,837)	46.4
Ryan Specialty Holdings, Inc.	(13,995)	(571,836)	124.6
Ryman Hospitality Properties, Inc.	(8,950)	(802,457)	174.8
Salesforce, Inc.	(451)	(89,465)	19.5
Sealed Air Corp.	(4,638)	(222,578)	48.5
Selective Insurance Group, Inc.	(426)	(41,037)	8.9
SentinelOne, Inc.	(1,319)	(21,196)	4.6
Shift4 Payments, Inc., Class A	(2,970)	(201,277)	43.8
Skyline Champion Corp.	(2,537)	(188,169)	41.0
Skyworks Solutions, Inc.	(3,665)	(388,123)	84.5
Snowflake, Inc.	(127)	(18,806)	4.1
SolarEdge Technologies, Inc.	(1,213)	(346,469)	75.5
Sonoco Products Co.	(8,520)	(516,482)	112.5
Southern Co.	(5,663)	(416,514)	90.7
SouthState Corp.	(2,656)	(183,211)	39.9
Southwest Gas Holdings, Inc.	(4,385)	(245,560)	53.5
Spirit Realty Capital, Inc.	(1,414)	(54,382)	11.8
Splunk, Inc.	(596)	(51,399)	11.2
SPS Commerce, Inc.	(235)	(34,616)	7.5
SS&C Technologies Holdings, Inc.	(779)	(45,603)	9.9
STAG Industrial, Inc.	(666)	(22,557)	4.9
Stanley Black & Decker, Inc.	(1,915)	(165,341)	36.0
Starbucks Corp.	(1,470)	(168,006)	36.6
State Street Corp.	(266)	(19,221)	4.2
Super Micro Computer, Inc.	(761)	(80,232)	17.5
Surgery Partners, Inc.	(12,703)	(503,801)	109.7
SVB Financial Group	(216)	(106)	0.0
Synaptics, Inc.	(1,155)	(102,287)	22.3
Take-Two Interactive Software, Inc.	(3,729)	(463,477)	101.0
Teledyne Technologies, Inc.	(593)	(245,739)	53.5
Tenet Healthcare Corp.	(6,471)	(474,454)	103.3
Tetra Tech, Inc.	(357)	(49,398)	10.8

118	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

United States (continued)
T-Mobile US, Inc.	(1,648)	$(237,147)	51.7%
Toast, Inc.	(3,932)	(71,562)	15.6
Trade Desk, Inc., Class A	(4,082)	(262,636)	57.2
TriNet Group, Inc.	(1,092)	(101,316)	22.1
Twilio, Inc., Class A	(13,057)	(686,929)	149.6
Tyler Technologies, Inc.	(490)	(185,725)	40.5
UFP Industries, Inc.	(607)	(47,662)	10.4
Under Armour, Inc., Class A	(5,310)	(47,100)	10.3
United Rentals, Inc.	(460)	(166,111)	36.2
Universal Health Services, Inc.	(2,611)	(392,564)	85.5
Valvoline, Inc.	(23,524)	(812,754)	177.0
Verizon Communications, Inc.	(1,459)	(56,653)	12.3
Vir Biotechnology, Inc.	(4,685)	(117,828)	25.7
Vontier Corp.	(11,645)	(315,929)	68.8
Vornado Realty Trust	(5,203)	(78,097)	17.0
Webster Financial Corp.	(2,843)	(106,044)	23.1
Welltower, Inc.	(4,230)	(335,101)	73.0
WESCO International, Inc.	(1,918)	(276,192)	60.2
Western Alliance Bancorp	(7,049)	(261,659)	57.0
Whirlpool Corp.	(2,195)	(306,400)	66.7
XPO, Inc.	(6,491)	(286,772)	62.5
Zebra Technologies Corp.	(1,037)	(298,687)	65.1
ZoomInfo Technologies, Inc.	(20,654)	(452,529)	98.6

		(68,406,361)

Preferred Stocks

Germany
Henkel AG & Co. KGaA	(17,057)	(1,382,157)	301.1

Total Reference Entity — Short		(236,336,747)

Net Value of Reference Entity — UBS AG		$(459,101)

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with UBS AG as of period end, termination dates 04/03/28-04/24/28:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Australia
oOh!media Ltd.	22,138	$24,303	13.9%
Rural Funds Group	10,476	13,674	7.8
Silver Lake Resources Ltd.	15,377	12,987	7.5
Waypoint REIT Ltd.	10,114	17,599	10.1

		68,563

Belgium
Melexis NV	550	52,508	30.1
Telenet Group Holding NV	10,797	250,183	143.5

		302,691

Canada
H&R Real Estate Investment Trust	4,785	41,209	23.6
Spin Master Corp.	574	16,232	9.3

		57,441

Security	Shares	Value	% of Basket Value

Denmark
Scandinavian Tobacco Group A/S	666	$13,028	7.4%
Sydbank AS	278	12,348	7.1

		25,376

Finland
Citycon OYJ	1,705	12,828	7.4

France
Atos SE	3,805	52,802	30.3

Germany
Bank of Georgia Group PLC	1,207	44,535	25.5

Italy
Sesa SpA	115	14,101	8.1

Japan
Aeon Delight Co. Ltd.	700	15,513	8.9
Citizen Watch Co. Ltd.	6,000	33,772	19.4
euglena Co. Ltd.	2,000	13,351	7.6
Fukuoka REIT Corp.	29	35,439	20.3
Giken Ltd.	1,100	17,585	10.1
Hogy Medical Co. Ltd.	800	20,385	11.7
JAC Recruitment Co. Ltd.	1,000	19,005	10.9
Kaga Electronics Co. Ltd.	500	17,738	10.2
Kanematsu Corp.	1,000	13,017	7.5
Kitz Corp.	2,100	14,605	8.4
Koshidaka Holdings Co. Ltd.	2,100	18,091	10.4
Kyorin Pharmaceutical Co. Ltd.	1,000	12,870	7.4
Life Corp.	900	19,420	11.1
Meidensha Corp.	1,700	23,487	13.5
Milbon Co. Ltd.	500	21,442	12.3
Modec, Inc.	1,300	14,115	8.1
Nakanishi, Inc.	1,100	21,196	12.1
Nichias Corp.	2,000	41,138	23.6
Nichicon Corp.	2,000	19,281	11.0
Nisshin Oillio Group Ltd.	1,500	37,875	21.7
Nitto Boseki Co. Ltd.	1,900	26,995	15.5
NTN Corp.	5,400	13,566	7.8
Okinawa Electric Power Co., Inc.	2,100	17,422	10.0
Pasona Group, Inc.	1,000	13,996	8.0
PHC Holdings Corp.	1,500	15,683	9.0
Raito Kogyo Co. Ltd.	3,100	46,505	26.7
Sakata Seed Corp.	500	14,878	8.5
Shin-Etsu Polymer Co. Ltd.	2,800	28,036	16.1
Sumitomo Mitsui Construction Co. Ltd.	4,600	13,294	7.6
Tadano Ltd.	1,900	15,123	8.7
Tamron Co. Ltd.	700	17,365	9.9
Tokyu REIT, Inc.	9	12,231	7.0
Toridoll Holdings Corp.	1,000	21,697	12.4
Toyo Tanso Co. Ltd.	500	14,789	8.5
TRE Holdings Corp.	4,300	38,328	22.0
ValueCommerce Co. Ltd.	1,500	14,862	8.5

		754,095

Netherlands
Wereldhave NV	1,056	16,241	9.3

Norway
Aker Solutions ASA	14,568	52,024	29.8
SpareBank 1 SR-Bank ASA	2,043	23,947	13.7
Storebrand ASA	3,816	29,460	16.9
TGS ASA	817	12,820	7.4

		118,251

S C H E D U L E O F I N V E S T M E N T S	119

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

Singapore
BW LPG Ltd.	1,804	$14,630	8.4%

Spain
Pharma Mar SA	464	19,294	11.1

Sweden
Fortnox AB	6,243	42,712	24.5
Resurs Holding AB	6,561	12,441	7.1
Sectra AB, B Shares	833	13,053	7.5

		68,206

United Kingdom
Babcock International Group PLC	11,459	45,429	26.0
Frasers Group PLC	1,341	12,850	7.4
Just Group PLC	11,737	12,920	7.4
Luxfer Holdings PLC	1,186	18,087	10.4
Paragon Banking Group PLC	6,360	39,840	22.8
Spire Healthcare Group PLC	8,775	24,996	14.3
TP ICAP Group PLC	6,087	12,842	7.4

		166,964

United States
A10 Networks, Inc.	1,578	22,313	12.8
ACI Worldwide, Inc.	1,082	27,407	15.7
Albany International Corp., Class A	1,235	112,644	64.6
Amedisys, Inc.	295	23,689	13.6
American Axle & Manufacturing Holdings, Inc.	1,754	12,541	7.2
Bank of Hawaii Corp.	607	29,397	16.9
Belden, Inc.	719	56,722	32.5
Benchmark Electronics, Inc.	604	12,895	7.4
Boise Cascade Co.	682	46,588	26.7
Brink’s Co.	1,327	83,402	47.8
CommVault Systems, Inc.	1,386	80,762	46.3
CSG Systems International, Inc.	1,046	55,103	31.6
Denny’s Corp.	1,281	14,360	8.2
Duckhorn Portfolio, Inc.	2,331	35,198	20.2
EchoStar Corp.	1,634	27,892	16.0
Energy Recovery, Inc.	813	18,317	10.5
Enerpac Tool Group Corp.	1,034	24,568	14.1
EnPro Industries, Inc.	657	61,935	35.5
Extreme Networks, Inc.	2,035	36,182	20.7
First Busey Corp.	850	15,453	8.9
Fiverr International Ltd.	378	13,805	7.9
GATX Corp.	190	21,643	12.4
Global Industrial Co.	1,177	31,367	18.0
GoPro, Inc., Class A	15,124	64,731	37.1
Gorman-Rupp Co.	708	17,381	10.0
Griffon Corp.	759	21,594	12.4
Hackett Group, Inc.	1,390	25,798	14.8
Helen of Troy Ltd.	450	45,153	25.9
Herbalife Ltd.	5,426	80,630	46.2
IDT Corp.	625	20,756	11.9
Kaiser Aluminum Corp.	301	19,782	11.3
Kontoor Brands, Inc.	325	14,680	8.4
Korn Ferry	1,655	79,473	45.6
La-Z-Boy, Inc.	1,926	55,334	31.7
McGrath RentCorp	587	52,173	29.9
Mercury General Corp.	508	15,448	8.9
MGP Ingredients, Inc.	419	41,347	23.7
Mr Cooper Group, Inc.	1,675	77,553	44.5
NexPoint Residential Trust, Inc.	356	15,283	8.8
NextGen Healthcare, Inc.	1,937	32,425	18.6

Security	Shares	Value	% of Basket Value

United States (continued)
Owens & Minor, Inc.	873	$13,566	7.8%
Petco Health & Wellness Co., Inc.	5,185	51,643	29.6
PJT Partners, Inc.	193	13,273	7.6
Prestige Consumer Healthcare, Inc.	189	11,629	6.7
RadNet, Inc.	467	12,917	7.4
REX American Resources Corp.	570	16,125	9.2
Rush Enterprises, Inc., Class A	627	33,300	19.1
Sanmina Corp.	717	37,471	21.5
Silk Road Medical, Inc.	529	23,287	13.3
SPX Technologies, Inc.	475	30,248	17.3
TechTarget, Inc.	529	18,034	10.3
Turning Point Brands, Inc.	1,252	29,785	17.1
Under Armour, Inc.	1,918	15,421	8.8
United States Cellular Corp.	613	13,020	7.5
Unitil Corp.	227	12,619	7.2
US Silica Holdings, Inc.	1,147	14,968	8.6
Vector Group Ltd.	2,773	35,328	20.3

		1,926,358

Preferred Stocks

Germany
Kloeckner & Co. SE	2,271	25,246	14.5

Total Reference Entity — Long		3,687,622

Reference Entity — Short

Common Stocks

Australia
Breville Group Ltd.	(938)	(12,848)	(7.3)
Chalice Mining Ltd.	(5,823)	(30,987)	(17.8)

		(43,835)

Bahamas
OneSpaWorld Holdings Ltd.	(1,455)	(17,460)	(10.0)

Belgium
Aedifica SA	(168)	(14,054)	(8.1)

Canada
BELLUS Health, Inc.	(1,027)	(14,746)	(8.5)
Sienna Senior Living, Inc.	(1,665)	(13,302)	(7.6)

		(28,048)

Denmark
ALK-Abello A/S	(1,026)	(13,007)	(7.5)
Topdanmark AS	(230)	(12,161)	(7.0)
Zealand Pharma A/S	(450)	(15,242)	(8.7)

		(40,410)

Egypt
Energean PLC	(943)	(14,483)	(8.3)

France
Alten SA	(282)	(48,011)	(27.6)
Metropole Television SA	(1,286)	(20,794)	(11.9)

		(68,805)

Germany
Dermapharm Holding SE	(280)	(13,994)	(8.0)

Ireland
Prothena Corp. PLC	(235)	(12,366)	(7.1)

Italy
Saras SpA	(17,049)	(22,076)	(12.7)

120	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

Japan
CRE Logistics REIT, Inc.	(31)	$(43,415)	(24.9)%
DCM Holdings Co. Ltd.	(4,500)	(47,951)	(27.5)
Fujitec Co. Ltd.	(1,100)	(29,529)	(16.9)
Fukushima Galilei Co. Ltd.	(400)	(15,338)	(8.8)
Heiwa Real Estate REIT, Inc.	(12)	(14,297)	(8.2)
Hokuhoku Financial Group, Inc.	(1,800)	(13,220)	(7.6)
Kappa Create Co. Ltd.	(1,200)	(13,563)	(7.8)
Kisoji Co. Ltd.	(1,300)	(22,934)	(13.2)
Koa Corp.	(1,300)	(16,586)	(9.5)
Kura Sushi, Inc.	(2,400)	(58,443)	(33.5)
Musashi Seimitsu Industry Co. Ltd.	(1,000)	(13,479)	(7.7)
Nippon Carbon Co. Ltd.	(700)	(21,820)	(12.5)
Nishimatsuya Chain Co. Ltd.	(1,400)	(16,892)	(9.7)
NS United Kaiun Kaisha Ltd.	(700)	(20,877)	(12.0)
Okasan Securities Group, Inc.	(2,300)	(7,364)	(4.2)
Osaka Soda Co. Ltd.	(400)	(13,185)	(7.6)
OSAKA Titanium Technologies Co. Ltd.	(2,500)	(54,144)	(31.0)
Rorze Corp.	(600)	(44,835)	(25.7)
SAMTY Co. Ltd.	(1,200)	(19,922)	(11.4)
Samty Residential Investment Corp.	(17)	(14,725)	(8.4)
Shiga Bank Ltd.	(700)	(14,842)	(8.5)
Shin Nippon Biomedical Laboratories Ltd.	(4,300)	(79,933)	(45.8)
Toho Bank Ltd.	(17,000)	(28,574)	(16.4)
Tokyo Electron Device Ltd.	(1,100)	(63,848)	(36.6)
Wacoal Holdings Corp.	(2,000)	(39,558)	(22.7)
W-Scope Corp.	(2,800)	(23,655)	(13.6)

		(752,929)

Netherlands
Fugro NV	(2,504)	(35,559)	(20.4)

Norway
PGS ASA	(16,951)	(12,292)	(7.0)

Singapore
AEM Holdings Ltd.	(5,300)	(13,507)	(7.7)

Spain
Ence Energia y Celulosa SA	(4,137)	(16,213)	(9.3)
Faes Farma SA	(7,414)	(26,085)	(15.0)

		(42,298)

Sweden
Billerud AB	(4,452)	(42,442)	(24.3)
Dometic Group AB	(4,504)	(32,065)	(18.4)

		(74,507)

United Kingdom
Ascential PLC	(6,369)	(20,302)	(11.6)
Computacenter PLC	(695)	(20,026)	(11.5)
GB Group PLC	(6,808)	(27,610)	(15.8)
LXI REIT PLC	(15,071)	(19,830)	(11.4)

		(87,768)

United States
4D Molecular Therapeutics, Inc.	(768)	(13,832)	(7.9)
Adtalem Global Education, Inc.	(884)	(35,864)	(20.6)
Akero Therapeutics, Inc.	(379)	(16,956)	(9.7)
A-Mark Precious Metals, Inc.	(378)	(13,532)	(7.8)
ARMOUR Residential REIT, Inc.	(22,318)	(113,822)	(65.3)
Atlantic Union Bankshares Corp.	(1,337)	(38,265)	(21.9)
AZZ, Inc.	(542)	(20,450)	(11.7)
Big Lots, Inc.	(2,970)	(26,700)	(15.3)
Calavo Growers, Inc.	(2,028)	(64,815)	(37.2)

Security	Shares	Value	% of Basket Value

United States (continued)
Casella Waste Systems, Inc., Class A	(301)	$(26,789)	(15.4)%
Cathay General Bancorp	(565)	(18,006)	(10.3)
CBIZ, Inc.	(1,634)	(86,095)	(49.4)
Cerevel Therapeutics Holdings, Inc.	(749)	(21,751)	(12.5)
Children’s Place, Inc.	(952)	(28,217)	(16.2)
Clearfield, Inc.	(1,072)	(46,825)	(26.9)
Community Bank System, Inc.	(336)	(16,787)	(9.6)
Community Healthcare Trust, Inc.	(426)	(15,246)	(8.7)
Core Laboratories NV	(1,045)	(23,523)	(13.5)
Corporate Office Properties Trust	(727)	(16,641)	(9.5)
Driven Brands Holdings, Inc.	(1,051)	(32,266)	(18.5)
Ebix, Inc.	(1,265)	(20,569)	(11.8)
Ellington Financial, Inc.	(1,895)	(24,199)	(13.9)
Encore Capital Group, Inc.	(352)	(18,086)	(10.4)
EnerSys	(231)	(19,166)	(11.0)
Enterprise Financial Services Corp.	(470)	(20,097)	(11.5)
FARO Technologies, Inc.	(560)	(13,076)	(7.5)
Fastly, Inc.	(2,986)	(44,133)	(25.3)
Glacier Bancorp, Inc.	(931)	(30,937)	(17.7)
Granite Construction, Inc.	(413)	(15,748)	(9.0)
Harmonic, Inc.	(1,078)	(15,189)	(8.7)
HealthStream, Inc.	(569)	(14,020)	(8.0)
Highwoods Properties, Inc.	(624)	(14,302)	(8.2)
Hilltop Holdings, Inc.	(428)	(13,277)	(7.6)
Independent Bank Corp.	(524)	(29,344)	(16.8)
John Wiley & Sons, Inc.	(1,003)	(38,686)	(22.2)
Leonardo DRS, Inc.	(2,742)	(41,267)	(23.7)
Life Time Group Holdings, Inc.	(2,669)	(55,488)	(31.8)
M/I Homes, Inc.	(22)	(1,488)	(0.9)
Mirati Therapeutics, Inc.	(2,218)	(98,280)	(56.4)
National Presto Industries, Inc.	(129)	(8,775)	(5.0)
Northern Oil and Gas, Inc.	(591)	(19,603)	(11.2)
Northwest Bancshares, Inc.	(1,220)	(14,262)	(8.2)
Nu Skin Enterprises, Inc., Class A	(617)	(24,347)	(14.0)
OneSpan, Inc.	(1,012)	(14,917)	(8.6)
Otter Tail Corp.	(173)	(12,447)	(7.1)
Pacific Biosciences of California, Inc.	(3,265)	(34,609)	(19.8)
Phillips Edison & Co., Inc.	(703)	(22,173)	(12.7)
Piedmont Lithium, Inc.	(238)	(13,685)	(7.8)
PotlatchDeltic Corp.	(1,982)	(91,628)	(52.5)
PROCEPT BioRobotics Corp.	(576)	(17,505)	(10.0)
Ranger Oil Corp.	(1,076)	(44,331)	(25.4)
Renasant Corp.	(535)	(15,044)	(8.6)
Resideo Technologies, Inc.	(1,433)	(25,507)	(14.6)
Rocket Pharmaceuticals, Inc.	(1,137)	(20,375)	(11.7)
Roivant Sciences Ltd.	(1,475)	(12,611)	(7.2)
Ryerson Holding Corp.	(515)	(19,451)	(11.2)
Sage Therapeutics, Inc.	(716)	(34,977)	(20.1)
Scholastic Corp.	(2,283)	(87,827)	(50.4)
Select Energy Services, Inc.	(7,540)	(56,022)	(32.1)
Select Medical Holdings Corp.	(864)	(26,352)	(15.1)
Shake Shack, Inc., Class A	(237)	(12,990)	(7.4)
SITE Centers Corp.	(1,067)	(13,167)	(7.6)
Sotera Health Co.	(1,001)	(16,787)	(9.6)
SpringWorks Therapeutics, Inc.	(530)	(12,391)	(7.1)
Stericycle, Inc.	(337)	(15,384)	(8.8)
Stock Yards Bancorp, Inc.	(721)	(35,041)	(20.1)
Strategic Education, Inc.	(640)	(56,320)	(32.3)
Stride, Inc.	(298)	(12,802)	(7.3)
TFS Financial Corp.	(1,037)	(12,485)	(7.2)
TreeHouse Foods, Inc.	(524)	(27,903)	(16.0)

S C H E D U L E O F I N V E S T M E N T S	121

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Security	Shares	Value	% of Basket Value

United States (continued)
Trustmark Corp.	(576)	$(13,761)	(7.9)%
Ultra Clean Holdings, Inc.	(807)	(23,032)	(13.2)
Veris Residential, Inc.	(2,760)	(45,126)	(25.9)
Vishay Intertechnology, Inc.	(2,675)	(56,951)	(32.7)
WD-40 Co.	(162)	(30,845)	(17.7)
Xponential Fitness, Inc., Class A	(413)	(13,662)	(7.8)

		(2,218,829)

Total Reference Entity — Short		(3,513,220)

Net Value of Reference Entity — UBS AG		$174,402

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$—	$—	$3,908,318	$(3,091,901)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$247	$—	$—	$—	$247
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	3,908,318	—	—	—	3,908,318

	$—	$—	$3,908,565	$—	$—	$—	$3,908,565

Liabilities — Derivative Financial Instruments
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	$—	$—	$3,091,901	$—	$—	$—	$3,091,901

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$499,192	$—	$—	$—	$499,192
Options purchased(a)	—	—	3,391,908	—	—	—	3,391,908
Options written	—	—	(1,722,995)	—	—	—	(1,722,995)
Swaps	—	—	66,580,777	—	—	—	66,580,777

	$—	$—	$68,748,882	$—	$—	$—	$68,748,882

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$611,587	$—	$—	$—	$611,587
Swaps	—	—	(36,800,950)	—	—	—	(36,800,950)

	$—	$—	$(36,189,363)	$—	$—	$—	$(36,189,363)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.

122	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$21,139,500
Average notional value of contracts — short	$20,004,364
Options:
Average value of option contracts purchased	$557,755
Average value of option contracts written	$118,445
Total return swaps:
Average notional value	$(42,615,728)

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$168,086	$—
Swaps — OTC(a)	3,908,318	3,091,901

Total derivative assets and liabilities in the Statements of Assets and Liabilities	4,076,404	3,091,901

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(168,086)	—

Total derivative assets and liabilities subject to an MNA	$3,908,318	$3,091,901

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received		Cash Collateral Received (b)	Net Amount of Derivative Assets(c)
BNP Paribas SA	$2,183,099	$(34,626)	$—		$(2,148,473)	$—
Goldman Sachs Bank USA	1,724,502	(1,432,026)	—		—	292,476
UBS AG	717	(717)	—		—	—

	$3,908,318	$(1,467,369)	$—		$(2,148,473)	$292,476

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	(b)	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(d)
Bank of America N.A	$1,581,515	$—	$—		$(1,581,515)	$—
BNP Paribas SA	34,626	(34,626)	—		—	—
Goldman Sachs Bank USA	1,432,026	(1,432,026)	—		—	—
UBS AG	43,734	(717)	—		(43,017)	—

	$3,091,901	$(1,467,369)	$—		$(1,624,532)	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to counterparty in the event of default.

S C H E D U L E O F I N V E S T M E N T S	123

Schedule of Investments (continued) April 30, 2023	BlackRock Global Equity Market Neutral Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$31	$—	$—	$31

Preferred Securities
Preferred Stocks	—	—	3,467,812	3,467,812

U.S. Treasury Obligations	—	54,793,722	—	54,793,722

Short-Term Securities
Money Market Funds	1,420,426	—	—	1,420,426
U.S. Treasury Obligations	—	614,207,616	—	614,207,616

	$1,420,457	$669,001,338	$3,467,812	$673,889,607

Derivative Financial Instruments(a)
Assets
Equity Contracts	$247	$3,908,318	$—	$3,908,565
Liabilities
Equity Contracts	—	(3,091,901)	—	(3,091,901)

	$247	$816,417	$—	$816,664

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

124	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

April 30, 2023

	BlackRock Advantage Emerging Markets Fund	BlackRock Global Equity Market Neutral Fund

ASSETS
Investments, at value — unaffiliated(a)(b)	$79,719,875	$672,469,181
Investments, at value — affiliated(c)	4,601,926	1,420,426
Cash	—	42,970,626
Cash pledged:
Collateral — OTC derivatives	—	15,680,000
Futures contracts	136,000	4,752,000
Foreign currency, at value(d)	620,751	12,770,786
Receivables:
Investments sold	2,097,455	660,000
Securities lending income — affiliated	2	—
Swaps	—	10,523,206
Capital shares sold	30,278	1,525,023
Dividends — unaffiliated	154,155	—
Dividends — affiliated	17,247	265,461
Interest — unaffiliated	—	763,573
From the Manager	2,302	—
Due from broker	—	710,000
Variation margin on futures contracts	22,710	168,086
Unrealized appreciation on OTC swaps	—	3,908,318
Prepaid expenses	35,917	74,119
Other assets	—	6,099,209

Total assets	87,438,618	774,760,014

LIABILITIES
Cash received as collateral for OTC derivatives	—	2,350,001
Collateral on securities loaned	8,904	—
Payables:
Investments purchased	2,572,207	27,392,003
Swaps	—	8,632,653
Accounting services fees	7,393	36,663
Administration fees	—	50,059
Capital shares redeemed	4,080	15,426,530
Custodian fees	70,264	93,716
Deferred foreign capital gain tax	30,650	—
Investment advisory fees	—	1,259,706
Trustees’ and Officer’s fees	1,744	2,032
Other accrued expenses	20,085	72,598
Professional fees	82,658	127,810
Service and distribution fees	1,211	8,626
Transfer agent fees	3,382	47,120
Unrealized depreciation on OTC swaps	—	3,091,901

Total liabilities	2,802,578	58,591,418

NET ASSETS	$84,636,040	$716,168,596

NET ASSETS CONSIST OF
Paid-in capital	$125,712,756	$725,484,554
Accumulated loss	(41,076,716)	(9,315,958)

NET ASSETS	$84,636,040	$716,168,596

(a) Investments, at cost — unaffiliated	$79,356,980	$672,001,137
(b) Securities loaned, at value	$8,725	$—
(c) Investments, at cost — affiliated	$4,601,920	$1,420,426
(d) Foreign currency, at cost	$619,009	$12,645,268

F I N A N C I A L S T A T E M E N T S	125

Statements of Assets and Liabilities (unaudited) (continued)

April 30, 2023

	BlackRock Advantage Emerging Markets Fund	BlackRock Global Equity Market Neutral Fund

NET ASSET VALUE

Institutional
Net assets	$6,362,335	$565,026,692

Shares outstanding	684,518	46,363,467

Net asset value	$9.29	$12.19

Shares authorized	Unlimited	Unlimited

Par value	$0.001	$0.001

Investor A
Net assets	$4,428,305	$22,462,232

Shares outstanding	485,960	1,877,569

Net asset value	$9.11	$11.96

Shares authorized	Unlimited	Unlimited

Par value	$0.001	$0.001

Investor C
Net assets	$429,877	$5,280,599

Shares outstanding	49,701	472,400

Net asset value	$8.65	$11.18

Shares authorized	Unlimited	Unlimited

Par value	$0.001	$0.001

Class K
Net assets	$73,415,523	$123,399,073

Shares outstanding	7,898,772	10,092,396

Net asset value	$9.29	$12.23

Shares authorized	Unlimited	Unlimited

Par value	$0.001	$0.001

See notes to financial statements.

126	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended April 30, 2023

	BlackRock Advantage Emerging Markets Fund	BlackRock Global Equity Market Neutral Fund

INVESTMENT INCOME
Dividends — unaffiliated	$4,366,194	$—
Dividends — affiliated	131,469	440,621
Interest — unaffiliated	5,167	16,862,606
Securities lending income — affiliated — net	5,000	—
Foreign taxes withheld	(425,078)	—

Total investment income	4,082,752	17,303,227

EXPENSES
Investment advisory	845,665	8,240,598
Custodian	219,509	437,595
Professional	156,223	174,857
Registration	64,827	129,495
Printing and postage	48,619	56,803
Administration	44,926	276,198
Accounting services	31,371	161,836
Administration — class specific	21,142	131,849
Transfer agent — class specific	17,642	486,887
Service and distribution — class specific	14,546	97,535
Trustees and Officer	7,369	12,566
Miscellaneous	19,543	132,716

Total expenses	1,491,382	10,338,935
Less:
Administration fees waived	(44,925)	—
Administration fees waived by the Manager — class specific	(21,142)	(131,847)
Fees waived and/or reimbursed by the Manager	(540,425)	(1,117,768)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(10,364)	(205,380)

Total expenses after fees waived and/or reimbursed	874,526	8,883,940

Net investment income	3,208,226	8,419,287

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	(17,989,306)	3,326,470
Investments — affiliated	81	—
Foreign currency transactions	(287,564)	(992,658)
Futures contracts	(1,796,119)	499,192
Options written	—	(1,722,995)
Swaps	—	66,580,777

	(20,072,908)	67,690,786

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(b)	3,549,626	465,700
Investments — affiliated	6	—
Foreign currency translations	12,129	684,859
Futures contracts	468,819	611,587
Swaps	—	(36,800,950)

	4,030,580	(35,038,804)

Net realized and unrealized gain (loss)	(16,042,328)	32,651,982

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(12,834,102)	$41,071,269

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$10,683	$—
(b) Net of increase in deferred foreign capital gain tax of	$(30,650)	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	127

Statements of Changes in Net Assets

	BlackRock Advantage Emerging Markets Fund		BlackRock Global Equity Market Neutral Fund
	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/23	Year Ended 04/30/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$3,208,226	$2,683,808	$8,419,287	$(7,192,302)
Net realized gain (loss)	(20,072,908)	(10,303,637)	67,690,786	(40,824,333)
Net change in unrealized appreciation (depreciation)	4,030,580	(32,996,826)	(35,038,804)	31,625,594

Net increase (decrease) in net assets resulting from operations	(12,834,102)	(40,616,655)	41,071,269	(16,391,041)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(219,347)	(211,822)	—	(5,694,760)
Investor A	(165,363)	(69,700)	—	(289,045)
Investor C	(8,701)	(451)	—	(83,551)
Class K	(2,617,795)	(2,045,863)	—	(64,174)

Decrease in net assets resulting from distributions to shareholders	(3,011,206)	(2,327,836)	—	(6,131,530)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(40,652,940)	9,079,203	72,900,510	129,941,298

NET ASSETS
Total increase (decrease) in net assets	(56,498,248)	(33,865,288)	113,971,779	107,418,727
Beginning of year	141,134,288	174,999,576	602,196,817	494,778,090

End of year	$84,636,040	$141,134,288	$716,168,596	$602,196,817

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

128	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Emerging Markets Fund
	Institutional

	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21		Period from 08/01/19 to 04/30/20		Year Ended 07/31/19		Year Ended 07/31/18

Net asset value, beginning of period	$10.11	$13.24	$8.85		$10.25		$10.59		$10.10

Net investment income(a)	0.28	0.20	0.15		0.10		0.18		0.07
Net realized and unrealized gain (loss)	(0.75)	(3.17)	4.43		(1.27)		(0.52)		0.42

Net increase (decrease) from investment operations	(0.47)	(2.97)	4.58		(1.17)		(0.34)		0.49

Distributions from net investment income(b)	(0.35)	(0.16)	(0.19)		(0.23)		—		—

Net asset value, end of period	$9.29	$10.11	$13.24		$8.85		$10.25		$10.59

Total Return(c)
Based on net asset value	(4.57)%	(22.62)%	52.00%		(11.78	)%(d)	(3.21	)%(e)	4.85%

Ratios to Average Net Assets(f)
Total expenses	1.48%	1.19%	1.40%		1.38	%(g)(h)	1.42	%(i)(j)	1.28	%(i)

Total expenses after fees waived and/or reimbursed	0.85%	0.85%	0.85%		0.81	%(g)	0.92	%(j)	0.94%

Net investment income	3.00%	1.62%	1.29%		1.38	%(g)	1.83%		0.67%

Supplemental Data
Net assets, end of period (000)	$6,362	$9,583	$17,216		$9,689		$15,904		$32,775

Portfolio turnover rate	159%	183%	180	%(k)	141	%(k)	128	%(k)	111	%(k)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, total expenses would have been 1.42%.
(i)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21	Period from 08/01/19 to 04/30/20	Year Ended 07/31/19	Year Ended 07/31/18
Expense ratios	N/A	N/A	N/A	N/A	1.39%	1.28%

(j)	Includes non-recurring expenses of offering costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.40% and 0.90%, respectively.
(k)	Excludes underlying investments in total return swaps.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	129

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Emerging Markets Fund (continued)
	Investor A

	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21		Period from 08/01/19 to 04/30/20		Year Ended 07/31/19		Year Ended 07/31/18

Net asset value, beginning of period	$9.93	$13.00	$8.69		$10.07		$10.43		$9.97

Net investment income(a)	0.23	0.15	0.11		0.07		0.17		0.14
Net realized and unrealized gain (loss)	(0.72)	(3.09)	4.36		(1.25)		(0.53)		0.32

Net increase (decrease) from investment operations	(0.49)	(2.94)	4.47		(1.18)		(0.36)		0.46

Distributions from net investment income(b)	(0.33)	(0.13)	(0.16)		(0.20)		—		—

Net asset value, end of period	$9.11	$9.93	$13.00		$8.69		$10.07		$10.43

Total Return(c)
Based on net asset value	(4.84)%	(22.83)%	51.62%		(12.05	)%(d)	(3.45	)%(e)	4.61%

Ratios to Average Net Assets(f)
Total expenses	1.87%	1.52%	1.74%		1.70	%(g)(h)	1.69	%(i)(j)	1.57	%(i)

Total expenses after fees waived and/or reimbursed	1.15%	1.15%	1.14%		1.12	%(g)	1.17	%(j)	1.19%

Net investment income	2.54%	1.29%	0.98%		1.02	%(g)	1.74%		1.32%

Supplemental Data
Net assets, end of period (000)	$4,428	$5,246	$7,125		$5,224		$3,817		$5,454

Portfolio turnover rate	159%	183%	180	%(k)	141	%(k)	128	%(k)	111	%(k)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, total expenses would have been 1.74%.
(i)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21	Period from 08/01/19 to 04/30/20	Year Ended 07/31/19	Year Ended 07/31/18
Expense ratios	N/A	N/A	N/A	N/A	1.67%	1.55%

(j)	Includes non-recurring expenses of offering costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.67% and 1.15%, respectively.
(k)	Excludes underlying investments in total return swaps.

See notes to financial statements.

130	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Emerging Markets Fund (continued)
	Investor C

	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21		Period from 08/01/19 to 04/30/20		Year Ended 07/31/19		Year Ended 07/31/18

Net asset value, beginning of period	$9.46	$12.36	$8.29		$9.53		$9.95		$9.58

Net investment income(a)	0.15	0.07	0.04		0.02		0.08		0.03
Net realized and unrealized gain (loss)	(0.68)	(2.96)	4.14		(1.21)		(0.50)		0.34

Net increase (decrease) from investment operations	(0.53)	(2.89)	4.18		(1.19)		(0.42)		0.37

Distributions from net investment income(b)	(0.28)	(0.01)	(0.11)		(0.05)		—		—

Net asset value, end of period	$8.65	$9.46	$12.36		$8.29		$9.53		$9.95

Total Return(c)
Based on net asset value	(5.51)%	(23.40)%	50.49%		(12.57	)%(d)	(4.22	)%(e)	3.86%

Ratios to Average Net Assets(f)
Total expenses	2.75%	2.43%	2.56%		2.53	%(g)(h)	2.53	%(i)	2.38%

Total expenses after fees waived and/or reimbursed	1.90%	1.90%	1.90%		1.90	%(g)	1.92	%(i)	1.94%

Net investment income	1.72%	0.61%	0.43%		0.26	%(g)	0.81%		0.25%

Supplemental Data
Net assets, end of period (000)	$430	$282	$550		$1,164		$2,280		$3,240

Portfolio turnover rate	159%	183%	180	%(j)	141	%(j)	128	%(j)	111	%(j)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, total expenses would have been 2.57%.
(i)	Includes non-recurring expenses of offering costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 2.51% and 1.90%, respectively.
(j)	Excludes underlying investments in total return swaps.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	131

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Emerging Markets Fund (continued)

	Class K
	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21		Period from 08/01/19 to 04/30/20		Year Ended 07/31/19		Period from 01/25/18 to 07/31/18	(a)

Net asset value, beginning of period	$10.11	$13.24	$8.84		$10.26		$10.59		$12.14

Net investment income(b)	0.29	0.20	0.16		0.10		0.19		0.13
Net realized and unrealized gain (loss)	(0.76)	(3.16)	4.43		(1.28)		(0.52)		(1.68)

Net increase (decrease) from investment operations	(0.47)	(2.96)	4.59		(1.18)		(0.33)		(1.55)

Distributions from net investment income(c)	(0.35)	(0.17)	(0.19)		(0.24)		—		—

Net asset value, end of period	$9.29	$10.11	$13.24		$8.84		$10.26		$10.59

Total Return(d)
Based on net asset value	(4.53)%	(22.59)%	52.19%		(11.87	)%(e)	(3.12	)%(f)	(12.77	)%(e)

Ratios to Average Net Assets(g)
Total expenses	1.38%	1.13%	1.36%		1.41	%(h)(i)	1.37	%(j)	1.32	%(h)(k)

Total expenses after fees waived and/or reimbursed	0.81%	0.81%	0.81%		0.81	%(h)	0.87	%(j)	0.89	%(h)

Net investment income	3.07%	1.63%	1.36%		1.33	%(h)	1.93%		2.33	%(h)

Supplemental Data
Net assets, end of period (000)	$73,416	$126,023	$150,108		$85,164		$80,529		$145,476

Portfolio turnover rate	159%	183%	180	%(l)	141	%(l)	128	%(l)	111	%(l)(m)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.45%.
(j)	Includes non-recurring expenses of offering costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.34% and 0.84%, respectively.
(k)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.31%.
(l)	Excludes underlying investments in total return swaps.
(m)	Portfolio turnover rate is representative of the Fund for the entire year.

See notes to financial statements.

132	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Global Equity Market Neutral Fund

	Institutional
	Year Ended 04/30/23		Year Ended 04/30/22		Year Ended 04/30/21		Period from 08/01/19 to 04/30/20		Year Ended 07/31/19		Year Ended 07/31/18

Net asset value, beginning of period	$11.49		$11.98		$11.42		$12.67		$12.17		$11.62

Net investment income (loss)(a)	0.14		(0.15)		(0.17)		(0.01)		0.05		(0.06)
Net realized and unrealized gain (loss)	0.56		(0.20)		0.76		(0.46)		0.57		0.61

Net increase (decrease) from investment operations	0.70		(0.35)		0.59		(0.47)		0.62		0.55

Distributions(b)
From net investment income	—		—		—		(0.04)		—		—
From net realized gain	—		(0.14)		(0.03)		(0.74)		(0.12)		—

Total distributions	—		(0.14)		(0.03)		(0.78)		(0.12)		—

Net asset value, end of period	$12.19		$11.49		$11.98		$11.42		$12.67		$12.17

Total Return(c)
Based on net asset value	6.09%		(2.94	)%(d)	5.21	%(e)	(3.80	)%(f)	5.09%		4.73%

Ratios to Average Net Assets(g)
Total expenses	1.57%		1.58%		1.82%		1.80	%(h)	1.76%		1.73	%(i)

Total expenses after fees waived and/or reimbursed	1.34%		1.36%		1.57%		1.57	%(h)	1.63%		1.66%

Net investment income (loss)	1.24%		(1.29)%		(1.49)%		(0.09	)%(h)	0.36%		(0.51)%

Supplemental Data
Net assets, end of period (000)	$565,027		$565,502		$459,420		$492,021		$546,561		$559,028

Portfolio turnover rate	79	%(j)	31	%(j)	43	%(j)	53	%(j)	7	%(j)	20	%(j)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(e)	Includes payments from an affiliate, which impacted the Fund’s total return. Excluding the payments, the Fund’s total return would have been 5.12%.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21	Period from 08/01/19 to 04/30/20	Year Ended 07/31/19	Year Ended 07/31/18
Expense ratios	N/A	N/A	N/A	N/A	N/A	1.71%

(j)	Excludes underlying investments in total return swaps.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	133

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Global Equity Market Neutral Fund (continued)

	Investor A
	Year Ended 04/30/23		Year Ended 04/30/22		Year Ended 04/30/21		Period from 08/01/19 to 04/30/20		Year Ended 07/31/19		Year Ended 07/31/18

Net asset value, beginning of period	$11.30		$11.82		$11.27		$12.50		$12.03		$11.52

Net investment income (loss)(a)	0.11		(0.18)		(0.20)		(0.02)		0.01		(0.10)
Net realized and unrealized gain (loss)	0.55		(0.20)		0.75		(0.46)		0.56		0.61

Net increase (decrease) from investment operations	0.66		(0.38)		0.55		(0.48)		0.57		0.51

Distributions(b)
From net investment income	—		—		—		(0.01)		—		—
From net realized gain	—		(0.14)		(0.00	)(c)	(0.74)		(0.10)		—

Total distributions	—		(0.14)		(0.00)		(0.75)		(0.10)		—

Net asset value, end of period	$11.96		$11.30		$11.82		$11.27		$12.50		$12.03

Total Return(d)
Based on net asset value	5.84%		(3.23	)%(e)	4.92	%(f)	(3.94	)%(g)	4.79%		4.43%

Ratios to Average Net Assets(h)
Total expenses	1.83%		1.86%		2.07%		2.07	%(i)	2.04%		2.03	%(j)

Total expenses after fees waived and/or reimbursed	1.59%		1.61%		1.82%		1.82	%(i)	1.88%		1.96%

Net investment income (loss)	1.00%		(1.54)%		(1.75)%		(0.28	)%(i)	0.12%		(0.84)%

Supplemental Data
Net assets, end of period (000)	$22,462		$25,229		$23,390		$23,509		$49,514		$49,180

Portfolio turnover rate	79	%(k)	31	%(k)	43	%(k)	53	%(k)	7	%(k)	20	%(k)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(f)	Includes payments received from an affiliate, which impacted the Fund’s total return. Excluding the payments, the Fund’s total return would have been 4.83%.
(g)	Not annualized.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
(j)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21	Period from 08/01/19 to 04/30/20	Year Ended 07/31/19	Year Ended 07/31/18
Expense ratios	N/A	N/A	N/A	N/A	N/A	1.95%

(k)	Excludes underlying investments in total return swaps.

See notes to financial statements.

134	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Global Equity Market Neutral Fund (continued)

	Investor C
	Year Ended 04/30/23		Year Ended 04/30/22		Year Ended 04/30/21		Period from 08/01/19 to 04/30/20		Year Ended 07/31/19		Year Ended 07/31/18

Net asset value, beginning of period	$10.64		$11.22		$10.77		$11.99		$11.59		$11.18

Net investment income (loss)(a)	0.03		(0.25)		(0.27)		(0.09)		(0.08)		(0.18)
Net realized and unrealized gain (loss)	0.51		(0.19)		0.72		(0.44)		0.54		0.59

Net increase (decrease) from investment operations	0.54		(0.44)		0.45		(0.53)		0.46		0.41

Distributions from net realized gain(b)	—		(0.14)		—		(0.69)		(0.06)		—

Net asset value, end of period	$11.18		$10.64		$11.22		$10.77		$11.99		$11.59

Total Return(c)
Based on net asset value	5.08%		(3.95	)%(d)	4.18	%(e)	(4.51	)%(f)	4.02%		3.67%

Ratios to Average Net Assets(g)
Total expenses	2.63%		2.64%		2.86%		2.83	%(h)	2.79%		2.76	%(i)

Total expenses after fees waived and/or reimbursed	2.34%		2.36%		2.57%		2.57	%(h)	2.63%		2.69%

Net investment income (loss)	0.25%		(2.30)%		(2.44)%		(1.04	)%(h)	(0.64)%		(1.58)%

Supplemental Data
Net assets, end of period (000)	$5,281		$4,386		$6,817		$11,539		$17,282		$21,168

Portfolio turnover rate	79	%(j)	31	%(j)	43	%(j)	53	%(j)	7	%(j)	20	%(j)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(e)	Includes payments received from an affiliate, which impacted the Fund’s total return. Excluding the payments, the Fund’s total return would have been 4.09%.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21	Period from 08/01/19 to 04/30/20	Year Ended 07/31/19	Year Ended 07/31/18
Expense ratios	N/A	N/A	N/A	N/A	N/A	2.72%

(j)	Excludes underlying investments in total return swaps.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	135

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Global Equity Market Neutral Fund (continued)

	Class K
	Year Ended 04/30/23		Year Ended 04/30/22		Year Ended 04/30/21		Period from 08/01/19 to 04/30/20		Year Ended 07/31/19		Year Ended 07/31/18

Net asset value, beginning of period	$11.52		$12.00		$11.44		$12.69		$12.19		$11.63

Net investment income (loss)(a)	0.19		(0.14)		(0.25)		(0.01)		0.06		(0.01)
Net realized and unrealized gain (loss)	0.52		(0.20)		0.85		(0.46)		0.56		0.57

Net increase (decrease) from investment operations	0.71		(0.34)		0.60		(0.47)		0.62		0.56

Distributions(b)
From net investment income	—		—		—		(0.04)		—		—
From net realized gain	—		(0.14)		(0.04)		(0.74)		(0.12)		—

Total distributions	—		(0.14)		(0.04)		(0.78)		(0.12)		—

Net asset value, end of period	$12.23		$11.52		$12.00		$11.44		$12.69		$12.19

Total Return(c)
Based on net asset value	6.16%		(2.85	)%(d)	5.24	%(d)	(3.77	)%(e)	5.11%		4.82%

Ratios to Average Net Assets(f)
Total expenses	1.48%		1.51%		1.77%		1.76	%(g)	1.72%		1.65	%(h)

Total expenses after fees waived and/or reimbursed	1.29%		1.31%		1.52%		1.52	%(g)	1.57%		1.58%

Net investment income (loss)	1.59%		(1.24)%		(2.07)%		(0.07	)%(g)	0.45%		(0.04)%

Supplemental Data
Net assets, end of period (000)	$123,399		$7,080		$5,151		$325		$453		$217

Portfolio turnover rate	79	%(i)	31	%(i)	43	%(i)	53	%(i)	7	%(i)	20	%(i)

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended July 31, 2018, the expense ratio would have been 1.64%.
(i)	Excludes underlying investments in total return swaps.

See notes to financial statements.

136	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.    ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Advantage Emerging Markets Fund	Advantage Emerging Markets	Diversified
BlackRock Global Equity Market Neutral Fund	Global Equity Market Neutral	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional and Class K Shares	No	No	None
Investor A Shares	Yes	No(a)	None
Investor C Shares	No	Yes(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

On May 10, 2022, the Board of Trustees of the Trust (the “Board”), approved a change in the name of BlackRock Global Long/Short Equity Fund to BlackRock Global Equity Market Neutral Fund. While the Fund’s investment process and investment strategy were not changed in connection with the name change, certain updates were made to the Fund’s investment process and investment strategy disclosure in order to align the disclosure with the Fund’s new name. These changes were effective as of September 1, 2022.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Funds are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a

N O T E S T O F I N A N C I A L S T A T E M E N T S	137

Notes to Financial Statements (continued)

reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.    INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of each Fund’s Manager as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset- backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

138	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of April 30, 2023, certain investments of Advantage Emerging Markets were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

N O T E S T O F I N A N C I A L S T A T E M E N T S	139

Notes to Financial Statements (continued)

4.    SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Forward Commitments, When-Issued and Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Funds’ Schedules of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Statements of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Advantage Emerging Markets’s securities on loan by counterparty which are subject to offset under an MSLA:

Fund Name/Counterparty	Securities Loaned at Value	Cash Collateral Received	(a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount
Advantage Emerging Markets Barclays Capital, Inc.	$8,725	$(8,725)		$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

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Notes to Financial Statements (continued)

5.    DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Options: The Funds may purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Funds’ counterparty on the swap. Each Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, each Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, each Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statements of Operations, including those at termination.

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Notes to Financial Statements (continued)

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Funds and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparties are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.    INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees

Average Daily Net Assets	Advantage Emerging Markets	Global Equity Market Neutral
First $1 billion	0.80%	1.25%
$1 billion — $3 billion	0.75	1.18

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Notes to Financial Statements (continued)

	Investment Advisory Fees
Average Daily Net Assets	Advantage Emerging Markets	Global Equity Market Neutral
$3 billion — $5 billion	0.72%	1.13%
$5 billion — $10 billion	0.70	1.09
Greater than $10 billion	0.68	1.06

With respect to Global Equity Market Neutral, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of the Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by Global Equity Market Neutral to the Manager.

Service and Distribution Fees: The Trust, on behalf of each Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

Share Class	Service Fees	Distribution Fees
Investor A	0.25%	N/A
Investor C	0.25	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates/reimburses BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended April 30, 2023, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Investor A	Investor C	Total
Advantage Emerging Markets	$11,562	$2,984	$14,546
Global Equity Market Neutral	61,056	36,479	97,535

Administration: The Trust, on behalf of each Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 million	0.0425%
$500 million — $1 billion	0.0400
$1 billion — $2 billion	0.0375
$2 billion — $4 billion	0.0350
$4 billion — $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration – class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended April 30, 2023, the following table shows the class specific administration fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor C	Class K	Total
Advantage Emerging Markets	$1,422	$925	$60	$18,735	$21,142
Global Equity Market Neutral	106,990	4,884	730	19,245	131,849

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended April 30, 2023, the Funds did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended April 30, 2023, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Investor A	Investor C	Class K	Total
Advantage Emerging Markets	$244	$1,296	$133	$368	$2,041
Global Equity Market Neutral	1,208	424	351	—	1,983

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Notes to Financial Statements (continued)

For the year ended April 30, 2023, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor C	Class K	Total
Advantage Emerging Markets	$6,374	$9,320	$953	$995	$17,642
Global Equity Market Neutral	456,531	24,423	5,220	713	486,887

Other Fees: For the year ended April 30, 2023, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Investor A
Advantage Emerging Markets	$72
Global Equity Market Neutral	351

For the year ended April 30, 2023, affiliates received CDSCs as follows:

Fund Name	Investor A	Investor C
Advantage Emerging Markets	$9	$—
Global Equity Market Neutral	982	645

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended April 30, 2023, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager
Advantage Emerging Markets	$3,568
Global Equity Market Neutral	14,843

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended April 30, 2023, there were no fees waived by the Manager pursuant to this arrangement.

With respect to Advantage Emerging Markets, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit other expenses (“expense limitation”) through June 30, 2024. Other expenses include accounting, administration, transfer agency, custody, professional and registration fees and exclude dividend expense, interest expense, and certain other fund expenses that constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows:

Fund Name/Share Class	Expense Limitation
Advantage Emerging Markets
Institutional	0.05%
Investor A	0.10
Investor C	0.10
Class K	0.01

With respect to Global Equity Market Neutral, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name/Share Class	Expense Limitation
Global Equity Market Neutral
Institutional	1.34%
Investor A	1.59
Investor C	2.34
Class K	1.29

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2024, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended April 30, 2023, amounts included in the Statements of Operations were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager
Advantage Emerging Markets	$536,857

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Notes to Financial Statements (continued)

Fund Name	Fees Waived and/or Reimbursed by the Manager
Global Equity Market Neutral	$1,102,925

Fund Name	Administration Fees Waived
Advantage Emerging Markets	$44,925

In addition, these amounts waived and/or reimbursed by the Manager are included in Administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the year ended April 30, 2023, class specific expense waivers and/or reimbursements were as follows:

	Administration Fees Waived by the Manager - Class Specific
Fund Name	Institutional	Investor A	Investor C	Class K	Total
Advantage Emerging Markets	$1,422	$925	$60	$18,735	$21,142
Global Equity Market Neutral	106,989	4,884	730	19,244	131,847

	Transfer Agent Fees Waived and/or Reimbursed by the Manager - Class Specific
Fund Name	Institutional	Investor A	Investor C	Class K	Total
Advantage Emerging Markets	$3,529	$5,158	$684	$993	$10,364
Global Equity Market Neutral	189,059	12,212	3,397	712	205,380

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Funds. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, Advantage Emerging Markets retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, Advantage Emerging Markets, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Pursuant to the current securities lending agreement, Global Equity Market Neutral retains 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, Global Equity Market Neutral, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended April 30, 2023, each Fund paid BIM the following amounts for securities lending agent services:

Fund Name	Amounts
Advantage Emerging Markets	$1,044

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any

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Notes to Financial Statements (continued)

lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended April 30, 2023, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended April 30, 2023, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Gain (Loss)
Advantage Emerging Markets	$2,923,178	$3,589,933	$(138,216)

7.	PURCHASES AND SALES

For the year ended April 30, 2023, purchases and sales of investments, excluding short-term securities, were as follows:

	U.S. Government Securities		Other Securities
Fund Name	Purchases	Sales	Purchases	Sales
Advantage Emerging Markets	$—	$—	$159,435,235	$196,262,899
Global Equity Market Neutral	59,575,493	41,689,497	718,812	1,077,080

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

The tax character of distributions paid was as follows:

Fund Name	Year Ended 04/30/23	Year Ended 04/30/22
Advantage Emerging Markets
Ordinary income	$3,011,206	$2,327,836

Global Equity Market Neutral
Long-term capital gains	$—	$6,131,530

As of April 30, 2023, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Ordinary Income	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total

Advantage Emerging Markets	$360,778	$(38,746,286)	$(2,691,208)	$(41,076,716)
Global Equity Market Neutral	6,760,313	(16,669,223)	592,952	(9,315,958)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income, the accounting for swap agreements, the characterization of corporate actions and the realization for tax purposes of unrealized gains on constructive sales.

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Notes to Financial Statements (continued)

As of April 30, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Advantage Emerging Markets	$86,987,468	$7,453,050	$(10,118,707)	$(2,665,657)
Global Equity Market Neutral	673,421,631	62,690,250	(62,222,274)	467,976

9.	BANK BORROWINGS

The Trust, on behalf of each Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended April 30, 2023, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) lack of publicly available or reliable information about issuers as a result of not being subject to the same degree of regulatory requirements and accounting, auditing and financial reporting standards; and (iv) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of

N O T E S T O F I N A N C I A L S T A T E M E N T S	147

Notes to Financial Statements (continued)

those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.

Certain Funds invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in those countries may have a significant impact on their investment performance and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be, significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in China or with significant exposure to Chinese issuers. Investments in Chinese securities, including certain Hong Kong-listed securities, involve risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility,

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Notes to Financial Statements (continued)

interest rate fluctuations and higher rates of inflation. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the Fund’s investments. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. In addition, measures may be taken to limit the flow of capital and/or sanctions may be imposed, which could prohibit or restrict the ability to own or transfer fund assets and may also include retaliatory actions, such as seizure of fund assets.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 04/30/23		Year Ended 04/30/22
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
Advantage Emerging Markets
Institutional
Shares sold	208,272	$1,946,147	172,173	$2,149,062
Shares issued in reinvestment of distributions	24,118	217,789	15,307	189,748
Shares redeemed	(495,776)	(4,500,312)	(540,197)	(6,345,580)

	(263,386)	$(2,336,376)	(352,717)	$(4,006,770)

Investor A
Shares sold	47,347	$440,441	60,578	$730,563
Shares issued in reinvestment of distributions	18,434	163,319	5,633	68,598
Shares redeemed	(108,134)	(984,054)	(85,864)	(1,000,083)

	(42,353)	$(380,294)	(19,653)	$(200,922)

Investor C
Shares sold	42,971	$382,997	494	$5,613
Shares issued in reinvestment of distributions	1,032	8,701	36	450
Shares redeemed	(24,088)	(212,434)	(15,259)	(175,008)

	19,915	$179,264	(14,729)	$(168,945)

Class K
Shares sold	1,450,230	$13,775,721	2,518,212	$29,836,376
Shares issued in reinvestment of distributions	290,217	2,617,795	165,545	2,045,863
Shares redeemed	(6,306,984)	(54,509,050)	(1,558,201)	(18,426,399)

	(4,566,537)	$(38,115,534)	1,125,556	$13,455,840

	(4,852,361)	$(40,652,940)	738,457	$9,079,203

	Year Ended 04/30/23		Year Ended 04/30/22
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
Global Equity Market Neutral
Institutional
Shares sold	26,358,802	$306,911,089	21,428,123	$249,500,008
Shares issued in reinvestment of distributions	—	—	338,212	4,007,822
Shares redeemed	(29,231,157)	(338,909,422)	(10,894,979)	(126,513,641)

	(2,872,355)	$(31,998,333)	10,871,356	$126,994,189

Investor A
Shares sold	896,505	$10,257,468	798,505	$9,148,217
Shares issued in reinvestment of distributions	—	—	23,726	277,350
Shares redeemed	(1,250,914)	(14,421,836)	(569,722)	(6,530,854)

	(354,409)	$(4,164,368)	252,509	$2,894,713

Investor C
Shares sold	287,251	$3,165,458	70,815	$760,368
Shares issued in reinvestment of distributions	—	—	7,514	83,179
Shares redeemed	(227,007)	(2,413,505)	(274,027)	(2,959,803)

	60,244	$751,953	(195,698)	$(2,116,256)

N O T E S T O F I N A N C I A L S T A T E M E N T S	149

Notes to Financial Statements (continued)

	Year Ended 04/30/23		Year Ended 04/30/22
Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

Global Equity Market Neutral (continued)
Class K
Shares sold	12,848,228	$148,024,891	215,060	$2,517,495
Shares issued in reinvestment of distributions	—	—	5,402	64,174
Shares redeemed	(3,370,538)	(39,713,633)	(34,941)	(413,017)

	9,477,690	$108,311,258	185,521	$2,168,652

	6,311,170	$72,900,510	11,113,688	$129,941,298

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Advantage Emerging Markets Fund and BlackRock Global Equity Market Neutral Fund and the Board of Trustees of BlackRock FundsSM:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Advantage Emerging Markets Fund and BlackRock Global Equity Market Neutral Fund (formerly, BlackRock Global Long/Short Equity Fund) of BlackRock FundsSM (the “Funds”), including the schedules of investments, as of April 30, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from August 1, 2019 through April 30, 2020, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of April 30, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from August 1, 2019 through April 30, 2020, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for each of the two years in the period ended July 31, 2019 of the Funds were audited by other auditors whose report dated September 24, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2023, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

June 22, 2023

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	151

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2023:

Fund Name	Qualified Dividend Income

Advantage Emerging Markets	$2,060,638

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended April 30, 2023:

Fund Name	Foreign Source Income Earned	Foreign Taxes Paid

Advantage Emerging Markets	$3,119,537	$597,701

The Fund hereby designates the following amount, or maximum amount allowable by law, of distributions from direct federal obligation interest for the fiscal year ended April 30, 2023:

Fund Name	Federal Obligation Interest

Global Equity Market Neutral	$8,241,641

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended April 30, 2023:

Fund Name	Interest Dividends

Advantage Emerging Markets	$89,975
Global Equity Market Neutral	8,578,770

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended April 30, 2023:

Fund Name	Interest Related Dividends

Advantage Emerging Markets	$89,975
Global Equity Market Neutral	8,578,770

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Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock FundsSM (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for BlackRock Advantage Emerging Markets Fund and BlackRock Global Equity Market Neutral Fund (the “Funds”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on November 8-9, 2022 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2021 through September 30, 2022 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. A fund’s derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size utilized for liquidity classifications. Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to each Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	153

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	28 RICs consisting of 166 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2016)	Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof from 2018 to 2022; Advisory Board Member, Bridges Fund Management since 2016; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020; Investment Committee Member, Tostan since 2021; Member of the President’s Counsel, Commonfund since 2023.	28 RICs consisting of 166 Portfolios	None

Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.	28 RICs consisting of 166 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	28 RICs consisting of 166 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2019)	Director, Pioneer Legal Institute since 2023; Director, Charles Stark Draper Laboratory, Inc. from 2013 to 2021; Senior Lecturer, Harvard Business School from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	28 RICs consisting of 166 Portfolios	None

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Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) from 2010 to 2022.	28 RICs consisting of 166 Portfolios	GrafTech International Ltd. (materials manufacturing); Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems) from 2015 to 2020; Hertz Global Holdings (car rental) from 2015 to 2021

Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989.	28 RICs consisting of 166 Portfolios	None

Donald C. Opatrny 1952	Trustee (Since 2019)	Chair of the Board of Phoenix Art Museum since 2022 and Trustee thereof since 2018; Chair of the Investment Committee of The Arizona Community Foundation since 2022 and trustee thereof since 2020; Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014.	28 RICs consisting of 166 Portfolios	None

Kenneth L. Urish 1951	Trustee (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001, Emeritus since 2022; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.	28 RICs consisting of 166 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	155

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Claire A. Walton 1957	Trustee (Since 2016)	Advisory Board Member, Grossman School of Business at the University of Vermont since 2023; Advisory Board Member, Scientific Financial Systems since 2022; General Partner of Neon Liberty Capital Management, LLC since 2003; Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Massachusetts Council on Economic Education from 2013 to 2015; Director, Woodstock Ski Runners from 2013 to 2022.	28 RICs consisting of 166 Portfolios	None

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	98 RICs consisting of 266 Portfolios	None

John M. Perlowski(e) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 268 Portfolios	None
(a)	The address of each Trustee is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.

(b)

Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Cynthia A. Montgomery, 1994; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

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Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Roland Villacorta 1971	Vice President (Since 2022)	Managing Director of BlackRock, Inc. since 2022; Head of Global Cash Management and Head of Securities Lending within BlackRock’s Portfolio Management Group since 2022; Member of BlackRock’s Global Operating Committee since 2022; Head of Portfolio Management in BlackRock’s Financial Markets Advisory Group within BlackRock Solutions from 2008 to 2015; Co-Head of BlackRock Solutions’ Portfolio Analytics Group; previously Mr. Villacorta was Co-Head of Fixed Income within BlackRock’s Risk & Quantitative Analysis Group.

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)

Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.
(b)	Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective December 31, 2022, Joseph P. Platt retired as a Trustee of the Funds.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	157

Additional Information

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

158	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information   (continued)

BlackRock Privacy Principles (continued)

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser and Administrator	Distributor
BlackRock Advisors, LLC	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10001

Sub-Adviser	Independent Registered Public Accounting Firm
BlackRock International Limited(a)	Deloitte & Touche LLP
Edinburgh, EH3 8BL	Boston, MA 02116
United Kingdom
Legal Counsel
Accounting Agent and Custodian	Sidley Austin LLP
State Street Bank and Trust Company	New York, NY 10019
Boston, MA 02114
Address of the Funds
Transfer Agent	100 Bellevue Parkway
BNY Mellon Investment Servicing (US) Inc.	Wilmington, DE 19809
Wilmington, DE 19809

(a) For Global Equity Market Neutral.

A D D I T I O N A L I N F O R M A T I O N	159

Glossary of Terms Used in this Report

Currency Abbreviation

USD	United States Dollar

Portfolio Abbreviation

ADR	American Depositary Receipt

AMBAC	AMBAC Assurance Corp.

ARB	Airport Revenue Bonds

CDI	CREST Depository Interest

CVA	Certificaten Van Aandelen (Dutch Certificate)

DIP	Debtor-In-Possession

LP	Limited Partnership

MSCI	Morgan Stanley Capital International

NVDR	Non-Voting Depositary Receipt

PCL	Public Company Limited

PILOT	Payment in Lieu of Taxes

PJSC	Public Joint Stock Company

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

SAB	Special Assessment Bonds

SAP	Subject to Appropriations

SCA	Societe en Commandite par Actions

SDR	Swedish Depositary Receipt

SG	Syncora Guarantee

ST	Special Tax

THOR	Thai Overnight Repurchase Rate

UT	Unlimited Tax

160	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

blackrock.com  |  800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EMLSGLS-04/23-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage Emerging Markets Fund	$47,838	$46,002	$44	$0	$25,900	$18,100	$218	$420
BlackRock Global Equity Market Neutral Fund (Formerly BlackRock Global Long/Short Equity Fund)	$64,464	$62,016	$44	$0	$33,800	$24,000	$218	$420

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,154,000	$2,098,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,154,000 and $2,098,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax

Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage Emerging Markets Fund	$26,162	$18,520
BlackRock Global Equity Market Neutral Fund (Formerly BlackRock Global Long/Short Equity Fund)	$34,062	$24,420

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,154,000	$2,098,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: June 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: June 22, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: June 22, 2023